UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-08495
NATIONWIDE MUTUAL FUNDS
(Exact name of registrant as specified in charter)
1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850
                                    (Address of principal executive offices)                                             (Zip code)
Eric E. Miller, Esq.
1000 Continental Drive
Suite 400
King of Prussia, Pennsylvania 19406-2850
(Name and address of agent for service)
Registrant’s telephone number, including area code: (610) 230-2839
Date of fiscal year end: October 31, 2010
Date of reporting period: November 1, 2009 through April 30, 2010
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders.
Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Nationwide Mutual Funds
SemiannualReport
April 30, 2010 (Unaudited)

Equity Funds
Nationwide International Value Fund
Nationwide Large Cap Value Fund
Nationwide U.S. Small Cap Value Fund
Nationwide Value Fund

Fixed-Income Funds
Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Short Duration Bond Fund

SemiannualReport
April 30, 2010 (Unaudited)

Contents

1	Message to Shareholders

Equity Funds
6	Nationwide International Value Fund
20	Nationwide Large Cap Value Fund
32	Nationwide U.S. Small Cap Value Fund
55	Nationwide Value Fund

Fixed-Income Funds
67	Nationwide Bond Fund
84	Nationwide Enhanced Income Fund
99	Nationwide Government Bond Fund
113	Nationwide Short Duration Bond Fund

126	Notes to Financial Statements

143	Supplemental Information

148	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2010

Dear Shareholder,

As I write this letter, we have enjoyed a relatively positive six months of growth in domestic and international equity markets. Since I last wrote to you on October 31, 2009, the Standard & Poor’s 500® (S&P 500) Index has gained 16 percent. In that letter, which accompanied your Funds’ annual report, I noted the signs of recovery but cautioned against unchecked excitement:

“Our opinion is that amid the recent good news, there is cause for caution... As a society, we haven’t displayed greater financial literacy and don’t appear to have learned any financial lessons well. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.”

Perhaps my tone was overly cautious, but in my opinion the dichotomy between the financial markets and our economic well-being still exists. Complicating matters further is the looming debt crisis that, as of this date, is threatening to expand in Europe and certainly has significant consequences. We are not isolated from any of these global issues.

Suffice it to say there is still a lot of instability in the market. At least a portion of the growth enjoyed during the past six months is a function of artificial stimulus provided by U.S. and international governments. We do not yet know if this recent growth is sustainable. The employment picture is also difficult to predict, with jobs growth lagging other economic indicators and many Americans unable to find the full-time employment they seek. While prognosticators are pointing to positive signs on the jobs front, it’s far too early to claim victory.

In times of great uncertainty I believe it is more important than ever to have clear investment goals that you pursue with a consistent strategy. Investment decisions should be based on a well-reasoned approach applied consistently over time and not on emotional reactions to extreme market events. All of this leads me to return to the core principles that have guided our firm:

•	Always take a long-term approach to investing

•	Rely on asset allocation to build consistent diversification

•	Prudently and conscientiously look at risk

We believe that adhering to these principles will help us—and you—to navigate these challenging times. As always, we appreciate your business. Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Mutual Funds

2010 Semiannual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

The Funds’ adviser, one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Principal Risks

The Nationwide International Value Fund, Nationwide Large Cap Value Fund, Nationwide U.S. Small Cap Value Fund and Nationwide Value Fund employ a value style of investing. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause these Funds to underperform other funds that use different investing styles.

The Nationwide International Value Fund invests in international securities, which involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

The Nationwide U.S. Small Cap Value Fund invests in small-company stocks, which have higher risks than the stocks of larger, more established companies and have significant short-term price volatility. A portfolio that targets its investments to companies of different sizes within a broad small-capitalization range may fail to produce the returns and/or diversification benefits of the overall U.S. small-capitalization market.

The Nationwide Bond Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund and Nationwide Short Duration Bond Fund may be subject to interest rate risk. Generally, when interest rates go up, the value of fixed-income securities goes down. These Funds may be subject to extension risk. When interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment. These Funds may be subject to prepayment, call and redemption risks. Certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, these Funds may be required to invest the proceeds in securities with lower yields. These Funds may be subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. These Funds may be subject to credit risk. A bond issuer may be unable to pay the interest or principal when due. While these Funds may invest in securities of the U.S. government and its agencies, the value of these Funds is not guaranteed by these entities.

The Nationwide Bond Fund and the Nationwide Government Bond Fund may purchase mortgage-backed securities, which are sensitive to fluctuations in interest rates. In addition, these securities are subject to prepayment, which may cause these Funds to reinvest in securities with lower interest rates.

The Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs. These Funds also may purchase mortgage-backed and asset-backed securities, which are sensitive to fluctuations in interest rates. In addition, these securities are subject to prepayment, which may cause these Funds to reinvest in securities with lower interest rates.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an

2 Semiannual Report 2010

investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

BofA Merrill Lynch (BofAML) 1-3 Year Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity. At times, it is possible for the longest T-Bill (and therefore the selected issue) to have slightly longer than one year remaining to maturity. Also, in the event that the new 1-Year T-Bill has not settled by month-end, the prior T-Bill could be held for a second month, and the maturity of the Index could be as short as 10 months at the next rebalancing.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date. While the index will often hold the T-Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 1-year T-Bill to be selected.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index and represents approximately 90% of the U.S. market.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market

2010 Semiannual Report 3

capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information

•	Nationwide International Value Fund

•	Nationwide Large Cap Value Fund

•	Nationwide U.S. Small Cap Value Fund

•	Nationwide Value Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Nationwide Large Cap Value Fund and the Nationwide Value Fund assess a redemption/exchange fee of 2.00% on all shares that are sold within 30 calendar days of purchase. The Nationwide International Value Fund and the Nationwide U.S. Small Cap Value Fund assess a redemption/exchange fee of 2.00% on all shares that are sold within 90 calendar days of purchase.

•	Nationwide Bond Fund

•	Nationwide Government Bond Fund

Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, these Funds assess a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

•	Nationwide Enhanced Income Fund

•	Nationwide Short Duration Bond Fund

Class A shares have up to a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Nationwide Short Duration Bond Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of any of the subadvisers listed in this report, except Nationwide Asset Management, LLC.

4 Semiannual Report 2010

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the semiannual period ended April 30, 2010.

During the fourth quarter of 2009, corporate profits continued to show evidence of improvement, which in turn stoked investor confidence and drove the market rally. “Riskier” assets led the way, albeit at a slower pace than was seen during the second and third quarters of 2009. Positive news persisted throughout the first quarter of 2010, spurring markets to improve and prompting economists to declare that the United States had finally turned the corner and was exiting the “Great Recession.”

While this is very positive news for U.S. consumers, the recovery is expected to be an uneven one with significant headwinds. The rate of unemployment is high and is likely to remain so for the short term. Federal, state and local governments, as well as consumers, are contending with weak balance sheets. Government incentives for new housing purchases have ended. These factors, coupled with a second wave of mortgage resets and the reluctance of banks to lend, lead economic observers to believe that the recovery will be weak and uneven for the foreseeable future.

The equity market is expected to remain choppy, characterized by sharp rallies and sharp declines with equally sharp equity sector rotations. For the semiannual reporting period, large-capitalization U.S. equities, as measured by the large-cap Standard & Poor’s 500® (S&P 500) Index, returned 15.66% as markets continued to rally. Mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400 (S&P 400) Index, returned 25.78%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 28.17% for the same time period.

International stocks and international emerging market stocks continued their strong rally in the fourth quarter of 2009, but this rally slowed throughout the first quarter of 2010, impeded by concerns about Greece’s debt situation and the recent strength of the U.S. dollar. As represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, emerging market stocks returned 11.57% for the semiannual reporting period. International stocks, as measured by the broad MSCI Europe, Australasia and Far East (MSCI EAFE®) Index, returned 1.19% for the same time period.

During the fourth quarter of 2009, the bond market benefited from the aforementioned improvements in corporate profits that fueled investor confidence. Enthusiasm was tempered, however, during the first quarter of 2010, due to an increase in government debt, continued weakness in U.S. labor markets and growing concerns about European debt (most notably involving Greece, Spain, Portugal and Italy). The Barclays Capital (BARCAP) U.S. Aggregate Bond Index returned 2.54% for the semiannual reporting period. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 4.89%, while the BofAML 10+ Year US Corporate Index returned 5.24% for the same time period. In the area of mortgage-related investments, the BofAML Mortgage Master Index returned 2.14% for the same time period.

2010 Semiannual Report 5

Nationwide International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide International Value Fund (Class A at NAV) returned 2.70% versus 2.48% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Value Funds (consisting of 127 funds as of April 30, 2010) was 2.98% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Currency selection contributed to Fund performance during the reporting period. An underweight in the Fund to the euro and overweight positions in the Fund in higher-yielding Australian and New Zealand dollars helped returns. Fund holdings in the capital equipment sector, as well as overweight Fund positions in the strongly performing technology/electronics and consumer cyclicals sectors, added to Fund performance. Individual contributors to Fund performance were varied by sector and included chipmaker Elpida Memory, Inc., which rose due to higher DRAM (dynamic random access memory) chip prices. The Fund’s holdings in Japanese leasing and real estate company ORIX Corp. benefited as access to wholesale funding showed improvement, easing liquidity concerns. Dutch employment services agency Randstad Holdings NV gained as payroll data improved.

What areas of investment detracted from Fund performance?

Overall sector selection had a negative impact on Fund performance as underweight Fund positions in sectors such as consumer staples, industrial commodities and capital equipment, as well as an overweight Fund position in the defensive telecommunications sector, hurt the Fund’s relative gains. Security selection also hurt Fund performance, especially in the energy, technology and industrial commodities sectors. European financial holdings were the Fund’s main individual detractors from Fund performance. These investments suffered due to concerns about their exposure to the continuing Greek sovereign debt crisis and growing fears that Greece’s problems could affect other southern Eurozone members. Specifically, the Fund’s positions in Crédit Agricole S.A., Société Générale and Banco Santander detracted from Fund returns.

What is your outlook for the near term?

The aftershocks of recession and a tighter credit environment are still taking a toll on the economy. As a result, investors remain skeptical about the durability of the earnings recovery and are more wary of making wagers on the cycle’s eventual winners and losers than they would be under more stable economic conditions. Apprehension about the future is producing abundant opportunities for investors who are willing to take a long-term view. Corporate profitability is still extremely low, but we are seeing signs of the cycle’s self-correcting forces taking hold. As the process unfolds, we continue to take advantage of attractive valuations across a wide range of sectors while investing in companies with strong balance sheets and clearer earnings visibility.

Subadviser:
AllianceBernstein L.P.

Portfolio Managers:
Henry S. D’Auria, Sharon E. Fay, Eric Franco and
Kevin F. Simms

6 Semiannual Report 2010

Fund Performance	Nationwide International Value Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	2.70%	34.62%	-17.24%
	w/SC3	-3.23%	26.84%	-19.29%

Class C	w/o SC2	2.18%	33.42%	-17.85%
	w/SC4	1.18%	32.42%	-17.85%

Institutional Service Class[5]		2.48%	34.26%	-17.24%

Institutional Class[5]		2.54%	34.78%	-17.06%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on December 21, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.34%	1.25%

Class C	2.09%	2.00%

Institutional Service Class	1.34%	1.25%

Institutional Class	1.09%	1.00%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Value Fund, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE — an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East — gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 7

Shareholder	Nationwide International Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2010

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Nationwide International Value Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,027.00	6.28	1.25
	Hypothetical	[b]	1,000.00	1,018.60	6.26	1.25

Class C Shares	Actual		1,000.00	1,021.80	10.03	2.00
	Hypothetical	[b]	1,000.00	1,014.88	9.99	2.00

Institutional Service Class Shares	Actual Hypothetical	[b]	1,000.00 1,000.00	1,024.80 1,018.60	6.28 6.26	1.25 1.25

Institutional Class Shares	Actual		1,000.00	1,025.40	5.02	1.00
	Hypothetical	[b]	1,000.00	1,019.84	5.01	1.00

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Semiannual Report 2010

Portfolio Summary	Nationwide International Value Fund
April 30, 2010 (Unaudited)

Asset Allocation

Common Stocks	97.1%
Repurchase Agreement	16.5%
Mutual Fund	1.5%
Preferred Stock ‡	0.0%
Liabilities in excess of other assets	(15	.1)%

	100.0%

Top Industries †

Commercial Banks	12.6%
Oil, Gas & Consumable Fuels	9.6%
Metals & Mining	6.1%
Pharmaceuticals	5.7%
Diversified Telecommunication Services	4.7%
Insurance	3.5%
Trading Companies & Distributors	3.2%
Electric Utilities	3.0%
Wireless Telecommunication Services	2.9%
Semiconductors & Semiconductor Equipment	2.5%
Other Industries *	46.2%

100.0%

Top Holdings †

Royal Dutch Shell PLC, Class A	2.6%
BP PLC	2.3%
Vodafone Group PLC	2.3%
Allianz SE	1.8%
BNP Paribas	1.6%
Banco Santander SA	1.6%
E.ON AG	1.4%
Rio Tinto PLC	1.4%
Novartis AG	1.4%
Sanofi-Aventis SA	1.4%
Other Holdings *	82.2%

100.0%

Top Countries †

Japan	20.4%
United Kingdom	13.8%
France	10.5%
Germany	8.2%
Australia	4.2%
Netherlands	4.0%
Canada	3.6%
Italy	3.5%
South Korea	2.8%
Spain	2.7%
Other Countries *	26.3%

100.0%

‡	Rounds to less than 0.1%

†	Percentages indicated are based upon total investments as of April 30, 2010.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 9

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide International Value Fund

Common Stocks 97.1%

	Shares	Market Value

AUSTRALIA 4.8%
Airlines 0.5%
Qantas Airways Ltd.*	252,736	$654,404

Capital Markets 0.5%
Macquarie Group Ltd.	13,400	611,040

Commercial Banks 2.6%
Australia & New Zealand Banking Group Ltd.	74,800	1,656,765
National Australia Bank Ltd.	68,600	1,752,653

		3,409,418

Metals & Mining 0.6%
BHP Billiton Ltd.	23,000	840,793

Real Estate Management & Development 0.3%
Lend Lease Group	49,400	388,825

Transportation Infrastructure 0.3%
Intoll Group	347,534	358,635

		6,263,115

AUSTRIA 0.6%
Oil, Gas & Consumable Fuels 0.6%
OMV AG	21,700	775,401

BRAZIL 0.3%
Metals & Mining 0.3%
Vale SA ADR-BR	15,000	403,650

CANADA 4.2%
Aerospace & Defense 0.5%
Bombardier, Inc., Class B	111,200	580,193

Commercial Banks 0.6%
National Bank of Canada	13,300	813,083

Insurance 0.6%
Industrial Alliance Insurance & Financial Services, Inc.	22,000	758,890

Oil, Gas & Consumable Fuels 2.5%
EnCana Corp.	10,600	350,620
Nexen, Inc.	58,320	1,418,098
Suncor Energy, Inc.	43,008	1,471,282

		3,240,000

		5,392,166

DENMARK 1.9%
Beverages 1.1%
Carlsberg AS, Class B	17,225	1,392,124

Commercial Banks 0.8%
Danske Bank AS*	39,100	1,020,813

		2,412,937

FINLAND 1.5%
Communications Equipment 1.5%
Nokia OYJ* (a)	154,100	1,883,954

FRANCE 12.0%
Building Products 0.8%
Cie de Saint-Gobain	20,800	1,026,801

Commercial Banks 3.6%
BNP Paribas	35,926	2,467,619
Credit Agricole SA	59,102	844,865
Societe Generale	24,397	1,302,781

		4,615,265

Construction & Engineering 0.9%
Bouygues SA (a)	24,800	1,228,835

Diversified Telecommunication Services 1.1%
France Telecom SA	63,600	1,392,310

Electric Utilities 0.9%
Electricite de France (EDF)	22,900	1,227,299

Food & Staples Retailing 0.7%
Casino Guichard Perrachon SA (a)	9,900	873,905

Media 2.3%
Lagardere SCA (a)	32,700	1,318,887
Vivendi (a)	62,990	1,652,381

		2,971,268

Pharmaceuticals 1.6%
Sanofi-Aventis SA*	29,950	2,043,145

Real Estate Investment Trusts (REITs) 0.1%
Klepierre	6,200	213,654

		15,592,482

GERMANY 9.5%
Automobiles 1.1%
Bayerische Motoren Werke AG	29,100	1,439,199

Capital Markets 1.3%
Deutsche Bank AG	23,905	1,668,514

Electric Utilities 1.7%
E.ON AG (a)	57,960	2,137,435

Health Care Providers & Services 0.3%
Celesio AG	13,700	448,535

Insurance 3.0%
Allianz SE REG* (a)	23,170	2,656,325
Muenchener Rueckversicherungs AG REG (a)	8,760	1,234,579

		3,890,904

Metals & Mining 0.7%
ThyssenKrupp AG	27,400	890,971

Pharmaceuticals 1.4%
Bayer AG (a)	27,700	1,769,396

		12,244,954

HONG KONG 2.2%
Diversified Financial Services 0.0%†
Guoco Group, Ltd. (a)	2,000	20,800

10 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

HONG KONG (continued)

Real Estate Management & Development 0.3%
New World Development Ltd.	244,223	$433,181

Specialty Retail 1.0%
Esprit Holdings Ltd.	172,000	1,232,075

Textiles, Apparel & Luxury Goods 0.9%
Yue Yuen Industrial Holdings Ltd. (a)	322,000	1,121,819

		2,807,875

INDIA 0.4%
Metals & Mining 0.4%
Hindalco Industries Ltd.	138,800	549,925

ISRAEL 0.4%
Diversified Telecommunication Services 0.4%
Bezeq Israeli Telecommunication Corp. Ltd.	229,100	559,531

ITALY 4.1%
Commercial Banks 1.1%
UniCredit SpA*	558,095	1,462,601

Diversified Telecommunication Services 1.5%
Telecom Italia SpA*	817,800	1,143,366
Telecom Italia SpA — RSP*	640,300	722,587

		1,865,953

Oil, Gas & Consumable Fuels 1.5%
ENI SpA	85,700	1,915,337

		5,243,891

JAPAN 23.4%
Automobiles 1.6%
Nissan Motor Co., Ltd.*	233,700	2,033,461

Beverages 0.7%
Asahi Breweries Ltd.	47,600	855,057

Commercial Banks 1.5%
Mitsubishi UFJ Financial Group, Inc.	89,300	465,345
Sumitomo Mitsui Financial Group, Inc.	45,100	1,491,540

		1,956,885

Computers & Peripherals 1.2%
Toshiba Corp.*	269,000	1,550,662

Consumer Finance 1.2%
ORIX Corp.	16,720	1,528,207

Diversified Telecommunication Services 1.2%
Nippon Telegraph & Telephone Corp.	38,800	1,579,299

Electric Utilities 0.9%
Tokyo Electric Power Co., Inc. (The)	44,600	1,119,300

Electronic Equipment, Instruments & Components 1.1%
Murata Manufacturing Co., Ltd.	23,500	1,390,698

Food & Staples Retailing 0.8%
AEON Co., Ltd. (a)	95,000	1,087,721

Gas Utilities 0.4%
Tokyo Gas Co., Ltd.	122,000	518,446

Household Durables 2.0%
Sharp Corp.	82,000	1,062,065
Sony Corp.	43,000	1,472,277

		2,534,342

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.	28,500	284,382

Marine 0.6%
Nippon Yusen KK	190,000	781,131

Metals & Mining 1.3%
JFE Holdings, Inc.	31,100	1,109,085
Mitsubishi Materials Corp.*	200,000	599,467

		1,708,552

Pharmaceuticals 0.4%
Mitsubishi Tanabe Pharma Corp.	42,000	555,698

Real Estate Management & Development 2.0%
Mitsui Fudosan Co., Ltd.	88,000	1,629,696
Sumitomo Realty & Development Co., Ltd.	44,000	902,833

		2,532,529

Road & Rail 0.4%
East Japan Railway Co.	8,500	568,597

Semiconductors & Semiconductor Equipment 0.7%
Elpida Memory, Inc.*	43,300	922,407

Software 0.1%
Konami Corp.	9,400	182,370

Tobacco 1.2%
Japan Tobacco, Inc.	442	1,531,727

Trading Companies & Distributors 3.2%
ITOCHU Corp.	146,000	1,264,894
Mitsubishi Corp.	67,400	1,596,564
Mitsui & Co., Ltd.	85,700	1,287,994

		4,149,452

Wireless Telecommunication Services 0.7%
KDDI Corp.	192	925,733

		30,296,656

NETHERLANDS 4.6%
Chemicals 0.7%
Koninklijke DSM NV (a)	20,800	929,070

Oil, Gas & Consumable Fuels 3.0%
Royal Dutch Shell PLC, Class A (a)	124,300	3,900,287

2010 Semiannual Report 11

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide International Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

NETHERLANDS (continued)

Professional Services 0.9%
Randstad Holding NV*	23,100	$1,170,451

		5,999,808

RUSSIA 0.8%
Oil, Gas & Consumable Fuels 0.8%
Gazprom OAO ADR-RU	16,300	378,486
LUKOIL Holdings ADR-RU (a)	12,010	689,374

		1,067,860

SOUTH AFRICA 0.4%
Industrial Conglomerates 0.4%
Bidvest Group Ltd.	26,556	493,994

SOUTH KOREA 3.2%
Commercial Banks 1.1%
Hana Financial Group, Inc.	9,800	304,817
KB Financial Group, Inc. ADR-KR (a)	22,523	1,099,122

		1,403,939

Semiconductors & Semiconductor Equipment 2.1%
Hynix Semiconductor, Inc.*	37,700	954,205
Samsung Electronics Co. Ltd. GDR-KR (b)	4,750	1,819,259

		2,773,464

		4,177,403

SPAIN 3.1%
Commercial Banks 1.8%
Banco Santander SA (a)	187,026	2,378,101

Diversified Telecommunication Services 1.3%
Telefonica SA	71,600	1,620,682

		3,998,783

SWITZERLAND 3.1%
Metals & Mining 1.5%
Xstrata PLC	116,810	1,916,134

Pharmaceuticals 1.6%
Novartis AG REG	40,600	2,069,981

		3,986,115

TAIWAN 0.7%
Electronic Equipment, Instruments & Components 0.7%
AU Optronics Corp. ADR-TW (a)	74,572	864,289

UNITED KINGDOM 15.9%
Aerospace & Defense 2.2%
BAE Systems PLC	235,500	1,234,305
Rolls-Royce Group PLC, Class C* (c)	16,137,000	24,691
Rolls-Royce Group PLC*	179,300	1,579,893

		2,838,889

Commercial Banks 1.4%
Barclays PLC	342,800	1,760,898

Hotels, Restaurants & Leisure 1.0%
Thomas Cook Group PLC	127,800	484,807
Tui Travel PLC	203,700	869,016

		1,353,823

Insurance 0.4%
Old Mutual PLC*	309,400	546,051

Metals & Mining 2.2%
Kazakhmys PLC	33,400	707,601
Rio Tinto PLC	40,300	2,083,526

		2,791,127

Multiline Retail 0.9%
Marks & Spencer Group PLC	198,300	1,108,891

Oil, Gas & Consumable Fuels 2.7%
BP PLC	394,600	3,441,658

Pharmaceuticals 1.5%
AstraZeneca PLC	45,200	1,997,235

Tobacco 0.6%
Imperial Tobacco Group PLC	29,100	829,001

Trading Companies & Distributors 0.4%
Travis Perkins PLC*	43,400	560,529

Wireless Telecommunication Services 2.6%
Vodafone Group PLC	1,519,300	3,366,542

		20,594,644

Total Common Stocks (cost $133,398,972)		125,609,433

Preferred Stock 0.0%

SOUTH KOREA 0.0%†
Semiconductors & Semiconductor Equipment 0.0%†
Samsung Electronics Co. Ltd. GDR-KR (b)	100	23,770

Total Preferred Stock (cost $23,087)		23,770

12 Semiannual Report 2010

Mutual Fund 1.5%

	Shares	Market Value

Money Market Fund 1.5%
Invesco AIM Liquid Assets Portfolio, 0.15% (d)	1,929,740	$1,929,740

Total Mutual Fund (cost $1,929,740)		1,929,740

Repurchase Agreement 16.5%

	Principal Amount	Market Value

Morgan Stanley, 0.19%, dated 04/30/10, due 05/03/10, repurchase price $21,347,192, collateralized by U.S. Government Agency Securities 4.00% - 6.00%, maturing 07/01/23 - 04/01/40; total market value of $21,775,969. (e)	$21,346,854	21,346,854

Total Repurchase Agreement (cost $21,346,854)		21,346,854

Total Investments (cost $156,698,653) (f) — 115.1%		148,909,797

Liabilities in excess of other assets — (15.1)%		(19,493,631)

NET ASSETS — 100.0%		$129,416,166

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2010. The total value of securities on loan at April 30, 2010 was $20,393,933.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2010 was $1,843,029 which represents 1.42% of net assets.

(c)	Fair Valued Security.

(d)	Represents 7-day effective yield as of April 30, 2010.

(e)	The security was purchased with cash collateral held from securities on loan. The total value of this security as of April 30, 2010 was $21,346,854.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

BR	Brazil

GDR	Global Depositary Receipt

KK	Joint Stock Company

KR	South Korea

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

RU	Russia

SA	Stock Company

SCA	Limited partnership with share capital

SE	Sweden

SpA	Limited Share Company

TW	Taiwan

At April 30, 2010, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
British Pound	7/15/10	(1,536,000)	$(2,306,381)	$(2,349,573)	$(43,192)
Canadian Dollar	7/15/10	(5,563,000)	(5,561,054)	(5,476,041)	85,013
Euro	7/15/10	(14,679,000)	(19,643,731)	(19,547,877)	95,854
Japanese Yen	7/15/10	(33,407,000)	(361,835)	(355,905)	5,930
Japanese Yen	7/15/10	(756,686,000)	(8,195,762)	(8,061,438)	134,324

Total Short Contracts			$(36,068,763)	$(35,790,834)	$277,929

Long Contracts:
Australian Dollar	7/15/10	9,450,000	$8,630,024	$8,669,619	$39,595
Australian Dollar	7/15/10	1,611,000	1,484,672	1,477,964	(6,708)
British Pound	7/15/10	1,536,000	2,366,616	2,349,573	(17,043)
Canadian Dollar	7/15/10	665,000	665,174	654,605	(10,569)
Japanese Yen	7/15/10	33,407,000	355,867	355,905	38
New Zealand Dollar	7/15/10	9,017,000	6,255,994	6,521,545	265,551
Norwegian Krone	7/15/10	36,924,000	6,135,594	6,237,081	101,487
Norwegian Krone	7/15/10	1,616,000	271,350	272,969	1,619
Swedish Krona	7/15/10	45,812,000	6,338,814	6,326,611	(12,203)
Swiss Franc	7/15/10	3,734,000	3,527,267	3,473,198	(54,069)
Swiss Franc	7/15/10	1,565,000	1,453,893	1,455,692	1,799

Total Long Contracts			$37,485,265	$37,794,762	$309,497

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 13

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide International
Value Fund

Assets:
Investments, at value (cost $135,351,799)*	$127,562,943
Repurchase agreement, at value and cost	21,346,854

Total Investments	148,909,797

Foreign currencies, at value (cost $1,094,346)	1,097,949
Interest and dividends receivable	329,406
Security lending income receivable	15,439
Receivable for investments sold	1,258,337
Receivable for capital shares issued	50,269
Reclaims receivable	54,847
Unrealized appreciation on forward foreign currency contracts (Note 2)	731,210
Prepaid expenses and other assets	75,522

Total Assets	152,522,776

Liabilities:
Payable for investments purchased	1,475,715
Payable for capital shares redeemed	3,047
Unrealized depreciation on forward foreign currency contracts (Note 2)	143,784
Payable upon return of securities loaned (Note 2)	21,346,854
Accrued expenses and other payables:
Investment advisory fees	90,251
Fund administration fees	12,949
Distribution fees	75
Administrative servicing fees	53
Accounting and transfer agent fees	11,503
Trustee fees	1,966
Deferred capital gain country tax	6,466
Custodian fees	493
Compliance program costs (Note 3)	1,195
Professional fees	11,155
Printing fees	1,104

Total Liabilities	23,106,610

Net Assets	$129,416,166

Represented by:
Capital	$183,949,954
Accumulated undistributed net investment income	482,064
Accumulated net realized losses from investment transactions	(47,813,314)
Net unrealized appreciation/(depreciation) from investments†	(7,795,322)
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	587,426
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	5,358

Net Assets	$129,416,166

* Includes value of securities on loan of $20,393,933 (Note 2)

† Net of $6,466 of deferred capital gain country tax

The accompanying notes are an integral part of these financial statements.

14 Semiannual Report 2010

Nationwide International
Value Fund

Net Assets:
Class A Shares	$411,640
Class C Shares	10,696
Institutional Service Class Shares	128,969,413
Institutional Class Shares	24,417

Total	$129,416,166

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	65,678
Class C Shares	1,717
Institutional Service Class Shares	20,564,734
Institutional Class Shares	3,886

Total	20,636,015

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.27
Class C Shares (a)	$6.23
Institutional Service Class Shares	$6.27
Institutional Class Shares	$6.28
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.65

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 15

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide International
Value Fund

INVESTMENT INCOME:
Interest income	$666
Dividend income	1,616,689
Income from securities lending (Note 2)	35,380
Foreign tax withholding	(157,359)

Total Income	1,495,376

EXPENSES:
Investment advisory fees	568,203
Fund administration fees	75,401
Distribution fees Class A	346
Distribution fees Class C	43
Administrative servicing fees Institutional Service Class	166,730
Registration and filing fees	19,697
Professional fees	9,076
Printing fees	4,916
Trustee fees	2,897
Custodian fees	2,372
Accounting and transfer agent fees	8,646
Compliance program costs (Note 3)	668
Other	3,554

Total expenses before earnings credit and expenses reimbursed	862,549

Earnings credit (Note 5)	(10)
Expenses reimbursed by adviser (Note 3)	(27,006)

Net Expenses	835,533

NET INVESTMENT INCOME	659,843

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(758,373)
Net realized gains from forward foreign currency and foreign currency transactions	1,051,249

Net realized gains from investment and foreign currency transactions	292,876

Net change in unrealized appreciation/(depreciation) from investments†	1,888,609
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	577,459
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	7,165

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	2,473,233

Net realized/unrealized gains from investments and foreign currency transactions, and forward foreign currency contracts and foreign currency translations	2,766,109

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,425,952

†	Net of deferred capital gain country tax accrual on unrealized depreciation of $6,466.

The accompanying notes are an integral part of these financial statements.

16 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide International Value Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$659,843	$2,464,770
Net realized gains/(losses) from investment and foreign currency transactions	292,876	(45,829,220)
Net change in unrealized appreciation from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	2,473,233	69,885,112

Change in net assets resulting from operations	3,425,952	26,520,662

Distributions to Shareholders From:
Net investment income:
Class A	(3,095)	–
Class C	(54)	–
Institutional Service Class	(1,975,559)	(3,964)
Institutional Class	(412)	(20)

Change in net assets from shareholder distributions	(1,979,120)	(3,984)

Change in net assets from capital transactions	(4,699,746)	(6,730,904)

Change in net assets	(3,252,914)	19,785,774

Net Assets:
Beginning of period	132,669,080	112,883,306

End of period	$129,416,166	$132,669,080

Accumulated undistributed net investment income at end of period	$482,064	$1,801,341

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$288,475	$328,630
Dividends reinvested	3,050	–
Cost of shares redeemed (a)	(261,226)	(10,676)

Total Class A	30,299	317,954

Class C Shares
Proceeds from shares issued	4,393	–
Dividends reinvested	54	–
Cost of shares redeemed	–	(1,649)

Total Class C	4,447	(1,649)

Institutional Service Class Shares
Proceeds from shares issued	2,212,054	6,159,404
Dividends reinvested	1,975,559	3,941
Cost of shares redeemed	(8,922,517)	(13,210,574)

Total Institutional Service Class	(4,734,904)	(7,047,229)

Amounts designated as “–” are zero or have been rounded to zero.
(a) Includes redemption fees. See Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 17

Statements of Changes in Net Assets (Continued)

	Nationwide International Value Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	412	20
Cost of shares redeemed	–	–

Total Institutional Class	412	20

Change in net assets from capital transactions	$(4,699,746)	$(6,730,904)

SHARE TRANSACTIONS:
Class A Shares
Issued	44,206	54,996
Reinvested	489	–
Redeemed	(41,081)	(2,138)

Total Class A Shares	3,614	52,858

Class C Shares
Issued	708	–
Reinvested	9	–
Redeemed	–	(364)

Total Class C Shares	717	(364)

Institutional Service Class Shares
Issued	344,530	1,214,191
Reinvested	316,596	824
Redeemed	(1,398,879)	(2,659,315)

Total Institutional Service Class Shares	(737,753)	(1,444,300)

Institutional Class Shares
Issued	–	–
Reinvested	66	4
Redeemed	–	–

Total Institutional Class Shares	66	4

Total change in shares	(733,356)	(1,391,802)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Value Fund

		Operations			Distributions							Ratios/Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset		Unrealized										Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net				Net Asset			Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Return of	Total	Redemption	Value, End	Total		at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Capital	Distributions	Fees	of Period	Return (a)(b)		Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.20	0.04	0.13	0.17	(0.10)	–	(0.10)	–	$6.27	2.70%		$411,640	1.25%	1.28%	1.29%	29.53%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.18	1.25	–	–	–	–	$6.20	25.25%		$384,923	1.25%	1.31%	1.34%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.23)	(5.10)	–	(0.04)	(0.04)	0.09	$4.95	(50	.26)%	$45,597	1.38%	1.95%	1.98%	24.23%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.15	0.01	0.12	0.13	(0.05)	–	(0.05)	–	$6.23	2.18%		$10,696	2.00%	0.38%	2.04%	29.53%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.13	1.20	–	–	–	–	$6.15	24.24%		$6,154	2.00%	1.36%	2.12%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.21)	(5.08)	–	(0.01)	(0.01)	0.04	$4.95	(50	.46)%	$6,752	2.01%	1.90%	3.03%	24.23%

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.21	0.03	0.12	0.15	(0.09)	–	(0.09)	–	$6.27	2.48%		$128,969,413	1.25%	0.99%	1.29%	29.53%
Year Ended October 31, 2009 (f)	$4.96	0.11	1.14	1.25	–	–	–	–	$6.21	25.21%		$132,254,218	1.25%	2.19%	1.36%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.06	(5.05)	(4.99)	–	(0.05)	(0.05)	–	$4.96	(50	.12)%	$112,812,006	1.16%	0.97%	1.21%	24.23%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.23	0.04	0.12	0.16	(0.11)	–	(0.11)	–	$6.28	2.54%		$24,417	1.00%	1.24%	1.04%	29.53%
Year Ended October 31, 2009 (f)	$4.97	0.12	1.15	1.27	(0.01)	–	(0.01)	–	$6.23	25.49%		$23,785	1.00%	2.44%	1.11%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.32	(5.30)	(4.98)	–	(0.05)	(0.05)	–	$4.97	(50	.02)%	$18,951	0.99%	4.09%	2.62%	24.23%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 19

Nationwide Large Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Large Cap Value Fund (Class A at NAV) returned 16.08% versus 17.77% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Value Funds (consisting of 551 funds as of April 30, 2010) was 14.65% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from investments in the energy, industrials and materials sectors. Fund holdings within the chemical, machinery, and oil, gas and consumable fuels industries were the strongest performers. Standout names were Fund holdings Bucyrus International, Inc., a manufacturer of mining equipment and Pioneer Natural Resources Co. Independent oil and gas exploration and production company Pioneer Natural Resources easily surpassed fourth-quarter 2010 earnings predictions. The earnings surprise was attributed to effective cost controls and a stronger pricing environment. Bucyrus International crushed third-quarter 2010 expectations and reported third-quarter earnings per share 35 cents above the consensus of 86 cents. Bucyrus later announced the acquisition of Terex Corp.’s mining equipment business. Bucyrus’ stock surged higher as investors responded positively to the transformative deal.

What areas of investment detracted from Fund performance?

Fund performance was hurt most by investments in the consumer discretionary and financials sectors during the reporting period. Fund holdings in several industries within the consumer discretionary sector proved challenging to Fund results. The Fund’s difficulty within the financials sector occurred mainly with the Fund’s holdings in the commercial banking industry. Fundamentally challenged smaller regional banks increased in market price, but were not fully represented in the Fund, which hurt Fund performance. As the market rally continued during the reporting period, consumer discretionary shares continued their ascent, gaining nearly 39%. While consumer discretionary Fund holdings gained a healthy 31%, unfortunately many of the leading consumer discretionary securities did not fit the Fund’s investment criteria and were not held, thus preventing the Fund from fully participating in the rally in that sector’s shares.

What is your outlook for the near term?

We foresee the balance of 2010 as a skirmish between market bulls and bears. The result of such a battle will, on the surface, appear to be a period of moderate stock returns. Further analysis will reveal the wide divergence of individual stock price performance. There will be winners and losers. Skillful equity managers who utilize and adhere to an investment process focused on unearthing unique and insightful investment opportunities will be rewarded. It is our continued expectation that this market backdrop will aid our team in delivering positive client outcomes.

Subadviser:
NorthPointe Capital® LLC

Portfolio Managers:
Peter J. Cahill, CFA; Mary C. Champagne, CFA; and
Jeffrey C. Petherick, CFA

20 Semiannual Report 2010

Fund Performance	Nationwide Large Cap Value Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	16.08%	39.95%	1.77%	4.05%
	w/SC2	9.40%	31.82%	0.58%	3.43%

Class B	w/o SC1	15.65%	39.16%	1.13%	3.37%
	w/SC3	10.65%	34.16%	0.84%	3.37%

Class C4	w/o SC1	15.73%	39.17%	1.14%	3.39%
	w/SC5	14.73%	38.17%	1.14%	3.39%

Class R2[6,7,8]		15.92%	39.99%	1.64%	3.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	2.66%	1.52%

Class B	3.29%	2.15%

Class C	3.29%	2.15%

Class R2	2.99%	1.85%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Large Cap Value Fund, the Russell 1000® Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) over a 10 year period ended 4/30/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russel 1000® Index. The Russell 1000 Value offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 21

Shareholder	Nationwide Large Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Large Cap			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Value Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,160.80	8.20	1.53
	Hypothetical[b]		1,000.00	1,017.21	7.65	1.53

Class B Shares	Actual		1,000.00	1,156.50	11.50	2.15
	Hypothetical	[b]	1,000.00	1,014.13	10.74	2.15

Class C Shares	Actual		1,000.00	1,157.30	11.50	2.15
	Hypothetical	[b]	1,000.00	1,014.13	10.74	2.15

Class R2 Shares	Actual		1,000.00	1,159.20	8.83	1.65
	Hypothetical	[b]	1,000.00	1,016.61	8.25	1.65

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

22 Semiannual Report 2010

Portfolio Summary	Nationwide Large Cap Value Fund
April 30, 2010 (Unaudited)

Asset Allocation

Common Stocks	99.9%
Mutual Fund	0.1%
Liabilities in excess of other assets ‡	(0	.0)%

	100.0%

Top Industries †

Oil, Gas & Consumable Fuels	16.2%
Diversified Financial Services	7.5%
Commercial Banks	6.5%
Insurance	5.2%
Diversified Telecommunication Services	4.9%
Media	4.8%
Pharmaceuticals	3.9%
Industrial Conglomerates	3.7%
Real Estate Investment Trusts (REITs)	3.5%
Electric Utilities	3.2%
Other Industries	40.6%

100.0%

Top Holdings †

Chevron Corp.	4.3%
Bank of America Corp.	3.9%
General Electric Co.	3.7%
AT&T, Inc.	3.6%
Exxon Mobil Corp.	3.5%
Wells Fargo & Co.	3.4%
JPMorgan Chase & Co.	2.8%
ConocoPhillips	2.0%
Goldman Sachs Group, Inc. (The)	1.9%
Pfizer, Inc.	1.9%
Other Holdings	69.0%

100.0%

‡	Rounds to less than 0.1%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 23

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Large Cap Value Fund

Common Stocks 99.9%

	Shares	Market Value

Aerospace & Defense 2.5%
General Dynamics Corp.	3,000	$229,080
L-3 Communications Holdings, Inc.	2,100	196,497

		425,577

Air Freight & Logistics 0.9%
FedEx Corp.	1,600	144,016

Auto Components 0.5%
Lear Corp.*	1,000	81,180

Beverages 0.7%
Central European Distribution Corp.*	3,300	114,345

Biotechnology 0.7%
United Therapeutics Corp.*	2,000	113,780

Building Products 0.8%
Armstrong World Industries, Inc.*	3,000	130,650

Capital Markets 2.8%
BlackRock, Inc.	800	147,200
Goldman Sachs Group, Inc. (The)	2,200	319,440

		466,640

Chemicals 2.6%
Ashland, Inc.	2,800	166,768
Cabot Corp.	4,300	139,922
Cytec Industries, Inc.	2,800	134,568

		441,258

Commercial Banks 6.5%
Fifth Third Bancorp	9,700	144,627
PNC Financial Services Group, Inc.	3,000	201,630
U.S. Bancorp	7,100	190,067
Wells Fargo & Co.	17,200	569,492

		1,105,816

Commercial Services & Supplies 0.7%
Brink’s Co. (The)	4,600	122,498

Computers & Peripherals 1.1%
Western Digital Corp.*	4,500	184,905

Containers & Packaging 0.7%
AptarGroup, Inc.	2,800	120,512

Diversified Financial Services 7.5%
Bank of America Corp.	36,718	654,682
Citigroup, Inc.*	33,500	146,395
JPMorgan Chase & Co.	11,128	473,830

		1,274,907

Diversified Telecommunication Services 4.9%
AT&T, Inc.	23,652	616,371
Qwest Communications International, Inc.	13,700	71,651
Verizon Communications, Inc.	5,000	144,450

		832,472

Electric Utilities 3.2%
American Electric Power Co., Inc.	5,700	195,510
Entergy Corp.	1,700	138,193
FPL Group, Inc.	2,000	104,100
PPL Corp.	4,200	103,992

		541,795

Electronic Equipment, Instruments & Components 0.9%
Jabil Circuit, Inc.	10,100	154,732

Energy Equipment & Services 2.6%
National Oilwell Varco, Inc.	2,800	123,284
Patterson-UTI Energy, Inc.	7,200	110,088
Rowan Cos., Inc.*	7,000	208,600

		441,972

Food & Staples Retailing 1.0%
CVS Caremark Corp.	4,500	166,185

Food Products 2.1%
Archer-Daniels-Midland Co.	6,800	189,992
Del Monte Foods Co.	11,100	165,834

		355,826

Gas Utilities 0.8%
Oneok, Inc.	2,700	132,678

Health Care Equipment & Supplies 0.9%
Kinetic Concepts, Inc.*	3,400	147,220

Health Care Providers & Services 2.5%
CIGNA Corp.	4,400	141,064
Humana, Inc.*	3,400	155,448
UnitedHealth Group, Inc.	4,400	133,364

		429,876

Hotels, Restaurants & Leisure 0.8%
Wyndham Worldwide Corp.	4,800	128,688

Household Durables 1.4%
Whirlpool Corp.	2,200	239,514

Household Products 0.5%
Procter & Gamble Co. (The)	1,400	87,024

Independent Power Producers & Energy Traders 0.9%
Mirant Corp.*	13,700	159,742

Industrial Conglomerates 3.7%
General Electric Co.	33,000	622,380

Insurance 5.2%
Hartford Financial Services Group, Inc.	5,500	157,135

24 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Insurance (continued)

Prudential Financial, Inc.	2,500	$158,900
Reinsurance Group of America, Inc.	3,200	165,216
Travelers Cos., Inc. (The)	4,600	233,404
Unum Group	6,900	168,843

		883,498

Leisure Equipment & Products 0.9%
Mattel, Inc.	6,300	145,215

Machinery 1.7%
AGCO Corp.*	3,200	112,064
Trinity Industries, Inc.	7,000	174,230

		286,294

Media 4.8%
Gannett Co., Inc.	10,600	180,412
Meredith Corp.	3,500	125,755
New York Times Co. (The), Class A*	12,200	121,024
Viacom, Inc., Class B*	4,500	158,985
Walt Disney Co. (The)	6,300	232,092

		818,268

Metals & Mining 1.0%
Alcoa, Inc.	13,000	174,720

Multiline Retail 0.7%
Family Dollar Stores, Inc.	2,800	110,768

Multi-Utilities 1.8%
CMS Energy Corp.	7,900	128,454
NiSource, Inc.	10,800	176,040

		304,494

Oil, Gas & Consumable Fuels 16.2%
Chevron Corp.	8,900	724,816
ConocoPhillips	5,700	337,383
Exxon Mobil Corp.	8,800	597,080
Hess Corp.	2,400	152,520
Marathon Oil Corp.	8,200	263,630
Murphy Oil Corp.	3,200	192,480
Pioneer Natural Resources Co.	3,800	243,694
Valero Energy Corp.	10,800	224,532

		2,736,135

Personal Products 0.5%
NBTY, Inc.*	2,100	85,428

Pharmaceuticals 3.9%
Eli Lilly & Co.	5,600	195,832
Merck & Co., Inc.	4,400	154,176
Pfizer, Inc.	18,852	315,206

		665,214

Real Estate Investment Trusts (REITs) 3.5%
Duke Realty Corp.	9,200	124,476
Hospitality Properties Trust	8,000	211,920
SL Green Realty Corp.	4,100	254,897

		591,293

Road & Rail 0.9%
Kansas City Southern*	3,900	158,145

Semiconductors & Semiconductor Equipment 1.7%
Micron Technology, Inc.*	16,400	153,340
Texas Instruments, Inc.	5,500	143,055

		296,395

Software 0.7%
Microsoft Corp.	3,800	116,052

Specialty Retail 1.6%
AutoZone, Inc.*	700	129,507
Best Buy Co., Inc.	3,200	145,920

		275,427

Tobacco 0.6%
Altria Group, Inc.	4,900	103,831

Total Common Stocks (cost $14,508,966)		16,917,365

Mutual Fund 0.1%
Money Market Fund 0.1%
Invesco AIM Liquid Assets Portfolio, 0.15% (a)	24,281	24,281

Total Mutual Fund (cost $24,281)		24,281

Total Investments (cost $14,533,247) (b) — 100.0%		16,941,646

Liabilities in excess of other assets — 0.0%		(2,925)

NET ASSETS — 100.0%		$16,938,721

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 25

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide Large
Cap Value Fund

Assets:
Investments, at value (cost $14,533,247)	$16,941,646
Interest and dividends receivable	24,565
Receivable for capital shares issued	2,485
Prepaid expenses and other assets	36,906

Total Assets	17,005,602

Liabilities:
Payable for capital shares redeemed	27,869
Accrued expenses and other payables:
Investment advisory fees	6,206
Fund administration fees	1,637
Distribution fees	5,168
Administrative servicing fees	8,082
Accounting and transfer agent fees	6,686
Trustee fees	238
Custodian fees	602
Compliance program costs (Note 3)	146
Professional fees	3,841
Printing fees	6,406

Total Liabilities	66,881

Net Assets	$16,938,721

Represented by:
Capital	$22,219,984
Accumulated undistributed net investment income	25,114
Accumulated net realized losses from investment transactions	(7,714,776)
Net unrealized appreciation/(depreciation) from investments	2,408,399

Net Assets	$16,938,721

Net Assets:
Class A Shares	$14,290,636
Class B Shares	718,840
Class C Shares	1,864,436
Class R2 Shares	64,809

Total	$16,938,721

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,507,995
Class B Shares	77,681
Class C Shares	202,505
Class R2 Shares	7,002

Total	1,795,183

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26 Semiannual Report 2010

Nationwide Large
Cap Value Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.48
Class B Shares (a)	$9.25
Class C Shares (b)	$9.21
Class R2 Shares	$9.26
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.06

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 27

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide Large
Cap Value Fund

INVESTMENT INCOME:
Interest income	$2
Dividend income	187,579

Total Income	187,581

EXPENSES:
Investment advisory fees	61,948
Fund administration fees	9,318
Distribution fees Class A	17,385
Distribution fees Class B	3,426
Distribution fees Class C	9,333
Distribution fees Class R2	150
Administrative servicing fees Class A	9,236
Registration and filing fees	25,003
Professional fees	3,620
Printing fees	4,454
Trustee fees	357
Custodian fees	1,347
Accounting and transfer agent fees	7,716
Compliance program costs (Note 3)	83
Other	1,074

Total expenses before earnings credit and expenses reimbursed	154,450
Earnings credit (Note 5)	(90)
Expenses reimbursed by adviser (Note 3)	(19,811)

Net Expenses	134,549

NET INVESTMENT INCOME	53,032

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	519,089
Net change in unrealized appreciation/(depreciation) from investments	1,881,358

Net realized/unrealized gains from investments	2,400,447

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,453,479

The accompanying notes are an integral part of these financial statements.

28 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Large Cap Value Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$53,032	$203,474
Net realized gains/(losses) from investment transactions	519,089	(5,811,199)
Net change in unrealized appreciation from investments	1,881,358	5,433,692

Change in net assets resulting from operations	2,453,479	(174,033)

Distributions to Shareholders From:
Net investment income:
Class A	(40,561)	(176,232)
Class B	(982)	(7,624)
Class C	(2,766)	(22,848)
Class R2 (a)	(158)	(674)

Change in net assets from shareholder distributions	(44,467)	(207,378)

Change in net assets from capital transactions	(1,751,351)	602,481

Change in net assets	657,661	221,070

Net Assets:
Beginning of period	16,281,060	16,059,990

End of period	$16,938,721	$16,281,060

Accumulated undistributed net investment income at end of period	$25,114	$16,549

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,223,094	$5,630,868
Dividends reinvested	36,503	153,757
Cost of shares redeemed (b)	(2,772,340)	(4,510,416)

Total Class A	(1,512,743)	1,274,209

Class B Shares
Proceeds from shares issued	3,698	79,581
Dividends reinvested	654	5,486
Cost of shares redeemed (b)	(24,617)	(211,088)

Total Class B	(20,265)	(126,021)

Class C Shares
Proceeds from shares issued	61,179	203,340
Dividends reinvested	1,105	6,750
Cost of shares redeemed (b)	(282,195)	(793,964)

Total Class C	(219,911)	(583,874)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 29

Statements of Changes in Net Assets (Continued)

	Nationwide Large Cap Value Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$2,655	$37,493
Dividends reinvested	158	674
Cost of shares redeemed	(1,245)	–

Total Class R2	1,568	38,167

Change in net assets from capital transactions	$(1,751,351)	$602,481

SHARE TRANSACTIONS:
Class A Shares
Issued	136,281	779,437
Reinvested	4,191	22,994
Redeemed	(313,070)	(697,183)

Total Class A Shares	(172,598)	105,248

Class B Shares
Issued	425	12,516
Reinvested	77	857
Redeemed	(2,817)	(29,451)

Total Class B Shares	(2,315)	(16,078)

Class C Shares
Issued	7,005	28,785
Reinvested	130	1,064
Redeemed	(32,184)	(114,945)

Total Class C Shares	(25,049)	(85,096)

Class R2 Shares (a)
Issued	311	4,618
Reinvested	19	103
Redeemed	(148)	–

Total Class R2 Shares	182	4,721

Total change in shares	(199,780)	8,795

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Large Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)		Net	Net		Net Asset			Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	Total from	Investment	Realized	Total	Value, End	Total		at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)		Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.19	0.03	1.29	1.32	(0.03)	–	(0.03)	$9.48	16.08%		$14,290,636	1.53%	0.74%	1.77%	40.87%
Year Ended October 31, 2009 (f)	$8.12	0.11	0.07	0.18	(0.11)	–	(0.11)	$8.19	2.59%		$13,770,844	1.56%	1.50%	2.00%	102.14%
Year Ended October 31, 2008 (f)	$14.03	0.15	(4.40)	(4.25)	(0.14)	(1.52)	(1.66)	$8.12	(33.74%)		$12,802,001	1.49%	1.39%	1.52%	116.40%
Year Ended October 31, 2007 (f)	$15.02	0.13	1.05	1.18	(0.16)	(2.01)	(2.17)	$14.03	8.38%		$29,106,081	1.42%	0.90%	1.43%	88.20%
Year Ended October 31, 2006	$13.14	0.17	2.46	2.63	(0.15)	(0.60)	(0.75)	$15.02	20.81%		$23,752,997	1.44%	1.14%	1.44%	95.14%
Year Ended October 31, 2005	$11.79	0.15	1.34	1.49	(0.14)	–	(0.14)	$13.14	12.63%		$28,231,989	1.44%	1.09%	1.47%	67.00%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.01	–	1.25	1.25	(0.01)	–	(0.01)	$9.25	15.65%		$718,840	2.15%	0.11%	2.39%	40.87%
Year Ended October 31, 2009 (f)	$7.95	0.06	0.08	0.14	(0.08)	–	(0.08)	$8.01	2.04%		$641,118	2.22%	0.85%	2.60%	102.14%
Year Ended October 31, 2008 (f)	$13.79	0.08	(4.33)	(4.25)	(0.07)	(1.52)	(1.59)	$7.95	(34	.25)%	$765,344	2.15%	0.72%	2.19%	116.40%
Year Ended October 31, 2007 (f)	$14.80	0.04	1.04	1.08	(0.08)	(2.01)	(2.09)	$13.79	7.68%		$1,635,907	2.06%	0.27%	2.07%	88.20%
Year Ended October 31, 2006	$12.96	0.07	2.43	2.50	(0.06)	(0.60)	(0.66)	$14.80	20.06%		$1,587,540	2.05%	0.52%	2.06%	95.14%
Year Ended October 31, 2005	$11.63	0.06	1.33	1.39	(0.06)	–	(0.06)	$12.96	11.97%		$1,342,270	2.06%	0.46%	2.08%	67.00%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.97	–	1.25	1.25	(0.01)	–	(0.01)	$9.21	15.73%		$1,864,436	2.15%	0.11%	2.39%	40.87%
Year Ended October 31, 2009 (f)	$7.92	0.07	0.06	0.13	(0.08)	–	(0.08)	$7.97	1.88%		$1,814,499	2.15%	0.98%	2.60%	102.14%
Year Ended October 31, 2008 (f)	$13.72	0.08	(4.30)	(4.22)	(0.06)	(1.52)	(1.58)	$7.92	(34	.15)%	$2,475,957	2.15%	0.74%	2.19%	116.40%
Year Ended October 31, 2007 (f)	$14.75	0.03	1.03	1.06	(0.08)	(2.01)	(2.09)	$13.72	7.63%		$7,606,296	2.07%	0.25%	2.07%	88.20%
Year Ended October 31, 2006	$12.91	0.07	2.43	2.50	(0.06)	(0.60)	(0.66)	$14.75	20.11%		$5,966,114	2.06%	0.52%	2.06%	95.14%
Year Ended October 31, 2005	$11.60	0.06	1.33	1.39	(0.08)	–	(0.08)	$12.91	11.98%		$4,888,490	2.06%	0.34%	2.07%	61.00%

Class R2 Shares (g)
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.01	0.03	1.24	1.27	(0.02)	–	(0.02)	$9.26	15.92%		$64,809	1.65%	0.60%	1.89%	40.87%
Year Ended October 31, 2009 (f)	$7.95	0.09	0.08	0.17	(0.11)	–	(0.11)	$8.01	2.49%		$54,599	1.66%	1.30%	2.10%	102.14%
Year Ended October 31, 2008 (f)	$13.76	0.13	(4.29)	(4.16)	(0.13)	(1.52)	(1.65)	$7.95	(33	.73)%	$16,688	1.65%	1.21%	1.72%	116.40%
Year Ended October 31, 2007 (f)	$14.81	0.07	1.03	1.10	(0.14)	(2.01)	(2.15)	$13.76	7.91%		$154,713	1.70%	0.51%	1.71%	88.20%
Year Ended October 31, 2006	$12.97	0.14	2.44	2.58	(0.14)	(0.60)	(0.74)	$14.81	20.69%		$1,608	1.57%	1.00%	1.59%	95.14%
Year Ended October 31, 2005	$11.64	0.15	1.33	1.48	(0.15)	–	(0.15)	$12.97	12.73%		$1,333	1.33%	1.18%	1.38%	67.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 31

Nationwide U.S. Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide U.S. Small Cap Value Fund (Class A at NAV) returned 30.63% versus 30.66% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 298 funds as of April 30, 2010) was 27.86% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s greater exposure than the benchmark Index to deep-value stocks, which outperformed relative to other value and growth segments during the reporting period, had a positive impact on relative Fund performance. Composition differences within various market capitalization segments, especially within larger small-cap and mid-cap stocks, helped relative Fund performance. The Fund had greater exposure than the benchmark Index to stocks in the consumer discretionary sector, which was the best-performing sector during the reporting period. This overweight position also helped relative Fund performance.

What areas of investment detracted from Fund performance?

The Fund’s deep-value securities underperformed their counterparts in the benchmark Index, which hurt relative Fund performance. The Fund’s greater allocation than the benchmark Index to mid-cap stocks hurt relative Fund performance; mid-cap stocks underperformed relative to the rest of the small-cap universe during the reporting period. The Fund’s holdings in consumer discretionary stocks underperformed their counterparts in the benchmark Index, which also had a negative impact on relative performance.

What is your outlook for the near term?

Dimensional Fund Advisors does not make economic or financial forecasts. The Fund’s strategic investment approach is based on scientific research into the sources of risk and return in equity markets and does not make macroeconomic forecasts or tactical allocations.

Subadviser:
Dimensional Fund Advisors LP

Portfolio Manager:
Stephen A. Clark

32 Semiannual Report 2010

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	30.63%	59.17%	0.81%
	w/SC3	23.06%	50.07%	-1.68%

Class C	w/o SC2	30.00%	54.13%	0.18%
	w/SC4	29.00%	53.13%	0.18%

Institutional Service Class[5]		30.46%	55.21%	0.95%

Institutional Class[5]		30.67%	55.63%	1.22%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on December 21, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	2.09%	1.37%

Class C	2.81%	2.09%

Institutional Service Class	2.06%	1.34%

Institutional Class	1.81%	1.09%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Small Cap Value Fund, Russell 2000® Value Index (Russell 2000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 33

Shareholder	Nationwide U.S. Small Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide U.S. Small Cap Value Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,306.30	7.66	1.34
	Hypothetical	[b]	1,000.00	1,018.15	6.71	1.34

Class C Shares	Actual		1,000.00	1,300.00	11.86	2.08
	Hypothetical	[b]	1,000.00	1,014.48	10.39	2.08

Institutional Service Class Shares	Actual Hypothetical	[b]	1,000.00 1,000.00	1,304.60 1,018.15	7.66 6.71	1.34 1.34

Institutional Class Shares	Actual		1,000.00	1,306.70	6.23	1.09
	Hypothetical	[b]	1,000.00	1,019.39	5.46	1.09

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

34 Semiannual Report 2010

Portfolio Summary	Nationwide U.S. Small Cap Value Fund
April 30, 2010 (Unaudited)

Asset Allocation

Common Stocks	97.1%
Mutual Fund	3.9%
Liabilities in excess of other assets	(1	.0)%

	100.0%

Top Industries †

Insurance	10.5%
Commercial Banks	9.9%
Specialty Retail	4.8%
Electronic Equipment, Instruments & Components 4.4%
Oil, Gas & Consumable Fuels	4.4%
Chemicals	3.6%
Semiconductors & Semiconductor Equipment	3.4%
Energy Equipment & Services	3.4%
Household Durables	3.2%
Thrifts & Mortgage Finance	3.1%
Other Industries	49.3%

100.0%

Top Holdings †

Invesco AIM Liquid Assets Portfolio	3.9%
Liberty Media Corp. — Capital	0.8%
Wyndham Worldwide Corp.	0.7%
Ashland, Inc.	0.6%
Mohawk Industries, Inc.	0.6%
Jarden Corp.	0.6%
Reinsurance Group of America, Inc.	0.6%
Cimarex Energy Co.	0.5%
MeadWestvaco Corp.	0.5%
Zions Bancorporation	0.5%
Other Holdings	90.7%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 35

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide U.S. Small Cap Value Fund

Common Stocks 97.1%

	Shares	Market Value

Aerospace & Defense 1.0%
AAR Corp.*	1,300	$31,694
Allied Defense Group, Inc. (The)*	400	2,136
Argon ST, Inc.*	1,200	31,200
Ascent Solar Technologies, Inc.*	2,800	10,668
Ceradyne, Inc.*	2,600	57,720
Ducommun, Inc.	800	18,312
Esterline Technologies Corp.*	2,300	128,294
Innovative Solutions & Support, Inc.*	563	3,277
Kratos Defense & Security Solutions, Inc.*	200	2,850
Ladish Co., Inc.*	600	16,494
LMI Aerospace, Inc.*	225	3,883
SIFCO Industries, Inc.	200	2,772
Sparton Corp.*	800	4,672
Triumph Group, Inc.	1,400	108,584

		422,556

Air Freight & Logistics 0.1%
Air Transport Services Group, Inc.*	1,300	7,150
Atlas Air Worldwide Holdings, Inc.*	700	38,689

		45,839

Airlines 0.6%
Alaska Air Group, Inc.*	2,300	95,243
ExpressJet Holdings, Inc.*	1,500	6,000
JetBlue Airways Corp.*	12,500	69,875
Pinnacle Airlines Corp.*	1,975	14,437
SkyWest, Inc.	3,945	59,096

		244,651

Auto Components 1.0%
Dana Holding Corp.*	400	5,344
Drew Industries, Inc.*	100	2,565
Federal Mogul Corp.*	2,200	41,844
Modine Manufacturing Co.*	3,700	51,837
Motorcar Parts of America, Inc.*	1,500	9,315
Shiloh Industries, Inc.*	1,577	12,821
Spartan Motors, Inc.	3,700	22,829
Standard Motor Products, Inc.	1,800	19,188
Stoneridge, Inc.*	1,400	15,106
Superior Industries International, Inc.	3,319	55,958
TRW Automotive Holdings Corp.*	5,700	183,597

		420,404

Beverages 0.4%
Constellation Brands, Inc., Class A*	8,400	153,468
Craft Brewers Alliance, Inc.*	800	2,000
MGP Ingredients, Inc.*	1,600	12,432
PepsiCo, Inc.	211	13,761

		181,661

Biotechnology 0.4%
Celera Corp.*	7,000	52,290
Lexicon Pharmaceuticals, Inc.*	7,400	11,914
Martek Biosciences Corp.*	3,500	77,105
Maxygen, Inc.*	3,700	23,717
MediciNova, Inc.*	570	3,699

		168,725

Building Products 1.1%
American Woodmark Corp.	1,300	30,043
Ameron International Corp.	500	34,695
Apogee Enterprises, Inc.	2,300	31,602
Armstrong World Industries, Inc.*	1,500	65,325
Gibraltar Industries, Inc.*	2,900	43,558
Griffon Corp.*	2,508	35,363
Insteel Industries, Inc.	700	8,582
Owens Corning, Inc.*	1,900	66,082
Simpson Manufacturing Co., Inc.	1,500	50,985
Universal Forest Products, Inc.	1,500	63,075
US Home Systems, Inc.*	700	2,443
USG Corp.*	500	11,800

		443,553

Capital Markets 1.3%
American Capital Ltd.*	11,400	69,996
Capital Southwest Corp.	350	32,918
Cowen Group, Inc., Class A*	700	3,780
E*Trade Financial Corp.*	35,800	60,144
FirstCity Financial Corp.*	1,000	7,290
Harris & Harris Group, Inc.*	1,150	5,577
International Assets Holding Corp.*	800	12,936
JMP Group, Inc.	900	6,966
Knight Capital Group, Inc., Class A*	4,800	74,640
MCG Capital Corp.*	8,170	54,167
MF Global Holdings Ltd.*	6,100	56,242
Penson Worldwide, Inc.*	2,500	23,500
Piper Jaffray Cos.*	700	27,552
Safeguard Scientifics, Inc.*	2,300	31,648
Sanders Morris Harris Group, Inc.	3,450	20,597
SWS Group, Inc.	3,400	37,638
Thomas Weisel Partners Group, Inc.*	1,719	13,494

		539,085

Chemicals 3.6%
American Pacific Corp.*	600	3,660
Ashland, Inc.	4,400	262,064
Cabot Corp.	5,300	172,462
Core Molding Technologies, Inc.*	350	1,855
Cytec Industries, Inc.	2,900	139,374
Ferro Corp.*	2,700	29,484
Huntsman Corp.	5,200	59,332
ICO, Inc.	1,000	8,570
Innospec, Inc.*	2,300	30,613
Kronos Worldwide, Inc.*	900	17,100
Landec Corp.*	2,400	14,712
Minerals Technologies, Inc.	1,000	57,700
OM Group, Inc.*	2,600	98,150
Penford Corp.*	1,400	12,950

36 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Chemicals (continued)

PolyOne Corp.*	7,100	$80,301
Quaker Chemical Corp.	1,000	31,470
Rockwood Holdings, Inc.*	700	20,958
Sensient Technologies Corp.	1,800	56,754
Spartech Corp.*	3,200	45,568
Valspar Corp.	5,900	184,788
Westlake Chemical Corp.	5,000	140,400
Zoltek Cos., Inc.*	900	8,856

		1,477,121

Commercial Banks 10.0%
1st Source Corp.	2,686	51,383
Ameris Bancorp	1,752	19,500
AmeriServ Financial, Inc.*	1,800	4,032
Associated Banc-Corp.	2,600	37,778
Bancorp, Inc. (The)*	2,600	23,062
BancTrust Financial Group, Inc.	1,100	6,809
Banner Corp.	2,700	15,309
Boston Private Financial Holdings, Inc.	8,101	64,241
Cadence Financial Corp.*	1,000	2,990
Cape Bancorp, Inc.*	600	4,296
Capital City Bank Group, Inc.	2,100	36,939
CapitalSource, Inc.	12,293	73,389
Capitol Bancorp Ltd.*	2,400	5,856
Cardinal Financial Corp.	1,900	20,805
Cascade Financial Corp.*	747	1,501
Cathay General Bancorp	7,453	92,194
Center Bancorp, Inc.	950	7,904
Center Financial Corp.*	2,102	14,167
Central Jersey Bancorp*	700	2,590
Central Pacific Financial Corp.*	3,200	6,976
Chemical Financial Corp.	1,300	30,810
City National Corp.	900	56,052
CoBiz Financial, Inc.	3,406	24,319
Columbia Banking System, Inc.	2,700	60,696
Comerica, Inc.	214	8,988
Community Bank System, Inc.	1,200	29,604
Community Trust Bancorp, Inc.	800	24,016
Crescent Financial Corp.*	300	1,104
Danvers Bancorp, Inc.	1,600	26,160
East West Bancorp, Inc.	5,000	97,950
Encore Bancshares, Inc.*	900	9,261
Enterprise Financial Services Corp.	1,463	15,376
Fidelity Southern Corp.*	1,206	10,758
Financial Institutions, Inc.	1,089	17,511
First Bancorp, North Carolina	1,500	24,465
First Bancorp, Puerto Rico	12,800	27,136
First Busey Corp.	3,200	16,160
First Commonwealth Financial Corp.	7,792	51,038
First Community Bancshares, Inc.	1,884	31,369
First Financial Bancorp	3,200	61,152
First Financial Corp.	200	5,830
First Horizon National Corp.*	13,150	186,072
First Merchants Corp.	2,000	17,480
First Midwest Bancorp, Inc.	3,500	53,200
First Security Group, Inc.	900	2,574
First South Bancorp, Inc.	850	11,849
FirstMerit Corp.	1,826	42,911
FNB Corp.	10,466	97,543
FNB United Corp.	1,000	1,770
Fulton Financial Corp.	9,400	98,700
German American Bancorp, Inc.	1,000	15,910
Great Southern Bancorp, Inc.	1,000	24,390
Green Bankshares, Inc.*	1,261	15,939
Guaranty Bancorp*	5,200	8,164
Hampton Roads Bankshares, Inc.	670	1,936
Hanmi Financial Corp.*	5,800	17,284
Heartland Financial USA, Inc.	1,847	35,296
Heritage Commerce Corp.*	800	4,416
Home Bancorp, Inc.*	850	11,790
Huntington Bancshares, Inc.	14,800	100,196
IBERIABANK Corp.	1,000	61,640
Independent Bank Corp.	1,825	47,340
Independent Bank Corp., Michigan	163	187
Investors Bancorp, Inc.*	565	7,859
Lakeland Bancorp, Inc.	2,332	24,486
Macatawa Bank Corp.*	1,045	2,038
MainSource Financial Group, Inc.	2,623	21,220
MB Financial, Inc.	3,479	85,236
MBT Financial Corp.	1,450	4,234
Mercantile Bank Corp.	600	3,582
Nara Bancorp, Inc.*	4,100	36,900
National Penn Bancshares, Inc.	9,100	66,612
NewBridge Bancorp*	1,950	9,262
North Valley Bancorp*	390	1,033
Old National Bancorp	3,900	52,299
Old Second Bancorp, Inc.	1,500	8,580
Oriental Financial Group, Inc.	1,200	20,064
Pacific Capital Bancorp NA*	5,700	9,918
Pacific Continental Corp.	1,640	19,008
Pacific Mercantile Bancorp*	1,000	4,990
PacWest Bancorp	2,700	64,827
Peoples Bancorp, Inc.	1,300	22,542
Pinnacle Financial Partners, Inc.*	3,331	50,898
Popular, Inc.*	13,200	52,008
Preferred Bank, Los Angeles*	720	1,397
PrivateBancorp, Inc.	3,037	43,490
Prosperity Bancshares, Inc.	257	10,080
Renasant Corp.	2,398	39,639
Republic Bancorp, Inc., Class A	889	21,469
Republic First Bancorp, Inc.*	800	2,984
S&T Bancorp, Inc.	1,300	31,265
Sandy Spring Bancorp, Inc.	600	10,470
SCBT Financial Corp.	600	23,874
Seacoast Banking Corp of Florida*	6,300	13,734
Sierra Bancorp	1,250	15,600
Simmons First National Corp., Class A	1,600	44,928
Smithtown Bancorp, Inc.	700	3,255

2010 Semiannual Report 37

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

Somerset Hills Bancorp	400	$3,476
Southern Community Financial Corp.*	1,400	3,864
Southwest Bancorp, Inc.	600	8,796
State Bancorp, Inc.	1,778	17,602
StellarOne Corp.	2,576	38,408
Sterling Bancshares, Inc.	8,500	49,980
Sun Bancorp, Inc.*	364	1,966
Superior Bancorp*	1,400	4,956
Susquehanna Bancshares, Inc.	11,300	123,170
Synovus Financial Corp.	16,200	48,762
Taylor Capital Group, Inc.*	1,000	13,700
Texas Capital Bancshares, Inc.*	900	17,910
Tower Bancorp, Inc.	843	21,699
TowneBank	800	12,824
Trustmark Corp.	300	7,344
Umpqua Holdings Corp.	7,600	113,544
Union First Market Bankshares Corp.	2,000	33,560
United Bankshares, Inc.	200	5,808
United Community Banks, Inc.*	1,849	10,798
United Security Bancshares*	246	1,156
Univest Corp of Pennsylvania	1,400	27,398
Virginia Commerce Bancorp, Inc.*	3,085	21,996
Washington Banking Co.	443	6,375
Washington Trust Bancorp, Inc.	1,400	25,354
Webster Financial Corp.	4,600	95,312
WesBanco, Inc.	3,200	61,696
West Bancorp, Inc.*	1,100	8,943
Western Alliance Bancorp*	7,100	61,770
Whitney Holding Corp.	9,926	135,986
Wilmington Trust Corp.	1,000	17,330
Wilshire Bancorp, Inc.	2,100	22,806
Wintrust Financial Corp.	1,100	41,030
Yadkin Valley Financial Corp.	2,000	9,160
Zions Bancorporation	7,400	212,602

		4,094,925

Commercial Services & Supplies 1.5%
ABM Industries, Inc.	2,700	58,023
Amrep Corp.*	180	2,610
ATC Technology Corp.*	600	12,264
Bowne & Co., Inc.	1,555	17,385
Casella Waste Systems, Inc., Class A*	900	4,644
Cornell Cos., Inc.*	1,100	30,250
Courier Corp.	1,200	20,628
EnergySolutions, Inc.	1,900	13,775
Ennis, Inc.	1,000	18,490
G&K Services, Inc., Class A	1,400	38,486
Geo Group, Inc. (The)*	1,000	21,180
Intersections, Inc.*	1,600	8,528
Kimball International, Inc., Class B	2,530	20,341
M&F Worldwide Corp.*	900	27,594
McGrath Rentcorp	1,400	36,386
Mobile Mini, Inc.*	3,800	63,156
Multi-Color Corp.	100	1,251
North American Galvanizing & Coating, Inc.*	300	2,250
RR Donnelley & Sons Co.	1,300	27,937
Schawk, Inc.	2,400	45,480
Steelcase, Inc., Class A	6,000	49,260
Superior Uniform Group, Inc.	300	3,087
United Stationers, Inc.*	200	12,244
Viad Corp.	2,000	46,800
Virco Manufacturing	1,500	5,400
Waste Services, Inc.*	1,715	19,277
WCA Waste Corp.*	218	1,081

		607,807

Communications Equipment 2.1%
Anaren, Inc.*	800	11,856
Arris Group, Inc.*	9,200	113,068
Aviat Networks, Inc.*	6,200	40,300
Aware, Inc.*	1,300	3,237
Bel Fuse, Inc., Class B	1,019	23,865
Black Box Corp.	1,000	31,190
CommScope, Inc.*	800	26,064
Communications Systems, Inc.	845	10,850
Digi International, Inc.*	2,600	27,846
EchoStar Corp., Class A*	1,070	20,555
EMS Technologies, Inc.*	1,400	22,246
Emulex Corp.*	2,100	24,675
EndWave Corp.*	800	2,424
Extreme Networks*	2,700	8,991
Globecomm Systems, Inc.*	1,958	15,253
Ixia*	1,600	16,400
JDS Uniphase Corp.*	2,300	29,877
KVH Industries, Inc.*	1,000	15,070
Occam Networks, Inc.*	2,100	13,692
Oplink Communications, Inc.*	1,810	27,349
Opnext, Inc.*	7,430	17,460
Optical Cable Corp.*	300	942
ORBCOMM, Inc.*	3,400	7,514
PC-Tel, Inc.*	1,200	7,812
Performance Technologies, Inc.*	1,121	3,139
SCM Microsystems, Inc.*	700	1,085
Seachange International, Inc.*	3,000	24,990
Sycamore Networks, Inc.	2,420	47,892
Symmetricom, Inc.*	1,500	9,945
Tellabs, Inc.	22,200	201,576
Telular Corp.*	700	2,142
Tollgrade Communications, Inc.*	1,200	7,632
UTStarcom, Inc.*	12,400	35,340

		852,277

Computers & Peripherals 0.6%
ActivIdentity Corp.*	3,130	9,171
Adaptec, Inc.*	10,700	33,063
Avid Technology, Inc.*	1,800	26,280
Concurrent Computer Corp.*	500	2,810
Datalink Corp.*	1,100	4,950

38 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Computers & Peripherals (continued)

Dataram Corp.*	600	$1,428
Electronics for Imaging, Inc.*	4,000	51,400
Hutchinson Technology, Inc.*	800	4,872
Imation Corp.*	3,200	34,688
Intevac, Inc.*	1,900	26,448
Key Tronic Corp.*	1,000	6,350
Novatel Wireless, Inc.*	2,600	17,810
Presstek, Inc.*	2,000	9,240
Rimage Corp.*	120	2,106
Silicon Graphics International Corp.*	2,900	28,681

		259,297

Construction & Engineering 0.9%
Comfort Systems USA, Inc.	2,200	30,976
Dycom Industries, Inc.*	4,000	42,480
EMCOR Group, Inc.*	3,000	85,680
Great Lakes Dredge & Dock Corp.	4,900	26,558
Insituform Technologies, Inc., Class A*	2,400	57,528
Integrated Electrical Services, Inc.*	1,200	7,476
Layne Christensen Co.*	1,200	32,856
Northwest Pipe Co.*	305	7,357
Pike Electric Corp.*	2,700	29,025
Sterling Construction Co., Inc.*	500	8,750
Tutor Perini Corp.*	1,200	29,124

		357,810

Construction Materials 0.2%
Headwaters, Inc.*	6,300	37,800
Texas Industries, Inc.	1,100	41,624

		79,424

Consumer Finance 1.0%
AmeriCredit Corp.*	8,800	210,672
Cash America International, Inc.	700	25,942
CompuCredit Holdings Corp.	5,800	34,742
First Marblehead Corp. (The)*	12,145	42,629
Nelnet, Inc., Class A	3,500	69,860
Rewards Network, Inc.	466	6,067
Student Loan Corp. (The)	800	22,592
United PanAm Financial Corp.*	1,200	3,936

		416,440

Containers & Packaging 0.8%
Bemis Co., Inc.	3,600	109,476
Boise, Inc.*	6,800	46,852
BWAY Holding Co.*	1,400	27,692
Graphic Packaging Holding Co.*	16,000	59,040
Myers Industries, Inc.	2,928	31,798
Temple-Inland, Inc.	2,300	53,636

		328,494

Distributors 0.1%
Audiovox Corp., Class A*	2,000	18,620
Core-Mark Holding Co., Inc.*	1,200	36,624

		55,244

Diversified Consumer Services 0.7%
Carriage Services, Inc.*	1,570	7,803
Collectors Universe	627	8,822
Jackson Hewitt Tax Service, Inc.*	2,700	4,563
Mac-Gray Corp.	1,050	12,232
Regis Corp.	4,850	92,732
Service Corp. International	14,100	126,618
Stewart Enterprises, Inc., Class A	3,400	23,052

		275,822

Diversified Financial Services 0.8%
Asset Acceptance Capital Corp.*	2,200	16,192
Asta Funding, Inc.	1,750	13,528
Encore Capital Group, Inc.*	900	20,709
Interactive Brokers Group, Inc., Class A*	1,473	25,247
Marlin Business Services Corp.*	1,506	17,334
Medallion Financial Corp.	1,852	14,816
NewStar Financial, Inc.*	4,486	34,363
PHH Corp.*	5,400	122,526
Pico Holdings, Inc.*	500	17,775
Portfolio Recovery Associates, Inc.*	500	33,235
Resource America, Inc., Class A	1,256	7,423

		323,148

Diversified Telecommunication Services 0.1%
Arbinet Corp.*	1,400	2,828
General Communication, Inc., Class A*	4,400	27,060
IDT Corp., Class B*	1,729	17,134
SureWest Communications*	1,400	12,040

		59,062

Electric Utilities 0.1%
Unitil Corp.	1,361	30,051

Electrical Equipment 1.2%
Baldor Electric Co.	2,000	76,820
BTU International, Inc.*	700	4,186
Chase Corp.	500	6,565
Encore Wire Corp.	2,750	61,077
Energy Conversion Devices, Inc.*	3,700	26,344
EnerSys*	2,400	62,112
General Cable Corp.*	600	17,142
Hoku Corp.*	2,610	7,700
LSI Industries, Inc.	1,750	12,302
Ocean Power Technologies, Inc.*	900	6,156
Orion Energy Systems, Inc.*	2,691	14,343
PowerSecure International, Inc.*	600	6,756
Regal-Beloit Corp.	800	50,616
SunPower Corp., Class A*	1,300	21,515

2010 Semiannual Report 39

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Electrical Equipment (continued)

Technology Research Corp.	600	$3,186
Thomas & Betts Corp.*	2,200	92,268
Ultralife Corp.*	1,750	7,333

		476,421

Electronic Equipment, Instruments & Components 4.5%
Arrow Electronics, Inc.*	5,100	155,550
AVX Corp.	9,300	143,685
Benchmark Electronics, Inc.*	5,200	112,528
Checkpoint Systems, Inc.*	3,400	76,806
Cognex Corp.	2,300	48,093
CPI International, Inc.*	2,101	28,216
CyberOptics Corp.*	400	4,436
DDi Corp.*	1,100	9,416
Electro Rent Corp.	2,300	32,867
FARO Technologies, Inc.*	900	22,689
Frequency Electronics, Inc.*	900	4,986
Gerber Scientific, Inc.*	3,100	22,320
GTSI Corp.*	1,000	6,400
ID Systems, Inc.*	729	2,384
Ingram Micro, Inc., Class A*	9,300	168,888
Insight Enterprises, Inc.*	1,200	18,036
Iteris, Inc.*	1,700	3,179
Jabil Circuit, Inc.	7,600	116,432
Keithley Instruments, Inc.	700	5,957
L-1 Identity Solutions, Inc.*	7,900	68,493
Littelfuse, Inc.*	1,200	50,676
LoJack Corp.*	1,300	5,434
Measurement Specialties, Inc.*	800	13,176
Mercury Computer Systems, Inc.*	1,200	15,432
Methode Electronics, Inc.	1,400	15,540
Multi-Fineline Electronix, Inc.*	1,300	33,696
NAPCO Security Technologies, Inc.*	1,700	4,097
NU Horizons Electronics Corp.*	1,508	5,429
OSI Systems, Inc.*	1,500	39,060
PAR Technology Corp.*	1,300	9,113
Park Electrochemical Corp.	500	15,105
PC Connection, Inc.*	1,900	13,072
PC Mall, Inc.*	1,300	6,747
Perceptron, Inc.*	700	3,297
Planar Systems, Inc.*	1,900	4,959
RadiSys Corp.*	900	8,811
Richardson Electronics, Ltd.	1,400	16,086
Rogers Corp.*	500	16,735
Sanmina-SCI Corp.*	700	12,481
ScanSource, Inc.*	600	16,716
Smart Modular Technologies (WWH), Inc.*	2,600	18,252
Spectrum Control, Inc.*	500	6,950
SYNNEX Corp.*	3,700	101,454
Tech Data Corp.*	3,600	154,440
Tessco Technologies, Inc.	400	10,176
TTM Technologies, Inc.*	4,200	45,612
Vicon Industries, Inc.*	371	1,785
Vishay Intertechnology, Inc.*	10,100	105,141
X-Rite, Inc.*	1,848	6,098
Zygo Corp.*	1,600	15,120

		1,822,051

Energy Equipment & Services 3.5%
Allis-Chalmers Energy, Inc.*	5,400	21,762
Basic Energy Services, Inc.*	4,600	46,966
Bristow Group, Inc.*	3,198	123,795
Bronco Drilling Co., Inc.*	2,600	12,428
Cal Dive International, Inc.*	2,200	14,432
Complete Production Services, Inc.*	6,600	99,594
Dawson Geophysical Co.*	1,050	30,754
ENGlobal Corp.*	1,500	5,325
Exterran Holdings, Inc.*	1,800	52,470
Geokinetics, Inc.*	1,107	9,675
Global Industries Ltd.*	8,800	58,960
Gulf Island Fabrication, Inc.	1,700	40,749
GulfMark Offshore, Inc., Class A*	1,500	51,705
Helix Energy Solutions Group, Inc.*	1,200	17,496
Hercules Offshore, Inc.*	9,000	35,640
Hornbeck Offshore Services, Inc.*	2,000	48,940
Key Energy Services, Inc.*	4,200	45,612
Mitcham Industries, Inc.*	1,000	7,310
Natural Gas Services Group, Inc.*	1,000	17,930
Newpark Resources, Inc.*	5,500	36,740
OMNI Energy Services Corp.*	1,400	4,648
Parker Drilling Co.*	2,900	16,037
Patterson-UTI Energy, Inc.	1,979	30,259
PHI, Inc., Non-Voting Shares*	1,450	30,146
Pioneer Drilling Co.*	4,800	35,232
Rowan Cos., Inc.*	3,000	89,400
SEACOR Holdings, Inc.*	1,300	109,421
Seahawk Drilling, Inc.*	600	9,996
Superior Well Services, Inc.*	2,900	42,050
TGC Industries, Inc.*	1,890	7,787
Tidewater, Inc.	1,900	101,859
Trico Marine Services, Inc.*	1,800	5,904
Union Drilling, Inc.*	2,400	15,912
Unit Corp.*	2,900	138,533
Willbros Group, Inc.*	800	10,040

		1,425,507

Food & Staples Retailing 1.0%
Andersons, Inc. (The)	1,600	57,824
Great Atlantic & Pacific Tea Co.*	1,000	8,050
Ingles Markets, Inc., Class A	1,500	24,045
Nash Finch Co.	1,600	56,032
Pantry, Inc. (The)*	2,000	31,640
Ruddick Corp.	1,800	63,612
Spartan Stores, Inc.	2,700	40,743
Susser Holdings Corp.*	1,600	17,232
Weis Markets, Inc.	2,100	78,288

40 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Food & Staples Retailing (continued)

Winn-Dixie Stores, Inc.*	4,100	$51,701

		429,167

Food Products 2.1%
B&G Foods, Inc., Class A	4,700	48,551
Chiquita Brands International, Inc.*	4,600	69,184
Corn Products International, Inc.	1,300	46,800
Del Monte Foods Co.	12,200	182,268
Farmer Bros Co.	1,300	24,323
Fresh Del Monte Produce, Inc.*	1,100	22,957
Hain Celestial Group, Inc. (The)*	3,000	59,340
HQ Sustainable Maritime Industries, Inc.*	1,300	7,397
Imperial Sugar Co.	1,450	23,244
John B. Sanfilippo & Son, Inc.*	300	4,509
Omega Protein Corp.*	2,600	13,910
Ralcorp Holdings, Inc.*	200	13,310
Seneca Foods Corp., Class A*	800	26,272
Smart Balance, Inc.*	6,600	43,890
Smithfield Foods, Inc.*	8,200	153,668
Tasty Baking Co.	700	5,257
TreeHouse Foods, Inc.*	2,400	101,496

		846,376

Health Care Equipment & Supplies 1.5%
Alphatec Holdings, Inc.*	745	4,977
Analogic Corp.	500	23,910
AngioDynamics, Inc.*	2,400	38,400
Anika Therapeutics, Inc.*	1,100	7,755
Cantel Medical Corp.	1,000	19,960
Cardiac Science Corp.*	1,200	1,872
CONMED Corp.*	2,200	48,928
Cooper Cos., Inc. (The)	3,500	136,115
Cynosure, Inc., Class A*	800	10,080
Digirad Corp.*	600	1,326
Greatbatch, Inc.*	2,250	50,265
HealthTronics, Inc.*	4,450	15,797
Invacare Corp.	2,700	71,361
Inverness Medical Innovations, Inc.*	1,600	63,648
Medical Action Industries, Inc.*	600	7,122
Misonix, Inc.*	600	1,344
Osteotech, Inc.*	1,900	8,075
Palomar Medical Technologies, Inc.*	400	5,024
PhotoMedex, Inc.*	200	1,588
RTI Biologics, Inc.*	6,700	25,661
Spectranetics Corp.*	500	3,410
Symmetry Medical, Inc.*	3,400	39,304
Theragenics Corp.*	3,000	4,620
TomoTherapy, Inc.*	5,200	20,228
Young Innovations, Inc.	700	17,619

		628,389

Health Care Providers & Services 3.1%
Allied Healthcare International, Inc.*	4,000	11,240
American Dental Partners, Inc.*	1,100	14,168
AMN Healthcare Services, Inc.*	2,800	25,592
Amsurg Corp.*	1,300	26,936
Assisted Living Concepts, Inc., Class A*	460	16,146
Brookdale Senior Living, Inc.*	3,000	64,500
Capital Senior Living Corp.*	2,400	12,624
Community Health Systems, Inc.*	2,200	89,892
Continucare Corp.*	6,000	20,100
Coventry Health Care, Inc.*	400	9,496
Dynacq Healthcare, Inc.*	256	691
Five Star Quality Care, Inc.*	3,800	11,248
Gentiva Health Services, Inc.*	2,200	63,096
Hanger Orthopedic Group, Inc.*	1,300	24,232
Health Net, Inc.*	700	15,414
Healthspring, Inc.*	4,900	86,240
Healthways, Inc.*	1,100	17,919
Integramed America, Inc.*	1,000	8,540
inVentiv Health, Inc.*	2,800	64,484
Kindred Healthcare, Inc.*	200	3,568
LCA-Vision, Inc.*	200	1,686
LifePoint Hospitals, Inc.*	3,400	129,812
Medcath Corp.*	2,098	20,854
Molina Healthcare, Inc.*	2,200	64,174
Nighthawk Radiology Holdings, Inc.*	2,500	9,250
NovaMed, Inc.*	2,200	7,216
Odyssey HealthCare, Inc.*	1,800	37,494
Omnicare, Inc.	5,300	147,287
PDI, Inc.*	1,400	12,698
Prospect Medical Holdings, Inc.*	769	5,183
Psychiatric Solutions, Inc.*	400	12,868
Res-Care, Inc.*	2,500	29,100
Skilled Healthcare Group, Inc., Class A*	1,800	12,042
Sun Healthcare Group, Inc.*	5,329	47,641
SunLink Health Systems, Inc.*	700	1,855
Triple-S Management Corp., Class B*	1,700	30,940
Universal American Corp.*	6,528	100,205

		1,256,431

Health Care Technology 0.1%
ADAM, Inc.*	300	1,125
Arrhythmia Research Technology, Inc.	200	1,590
Vital Images, Inc.*	1,300	20,514

		23,229

Hotels, Restaurants & Leisure 2.6%
Benihana, Inc., Class A*	700	4,767
Biglari Holdings, Inc.*	130	50,862
Bluegreen Corp.*	3,100	18,817
Bob Evans Farms, Inc.	1,900	58,767
Boyd Gaming Corp.*	900	11,430
California Pizza Kitchen, Inc.*	1,400	28,700
Churchill Downs, Inc.	1,250	47,912
DineEquity, Inc.*	1,400	57,582
Dover Motorsports, Inc.	1,000	2,200
Gaylord Entertainment Co.*	1,300	43,875

2010 Semiannual Report 41

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Hotels, Restaurants & Leisure (continued)

Great Wolf Resorts, Inc.*	1,700	$5,457
International Speedway Corp., Class A	400	12,224
Isle of Capri Casinos, Inc.*	1,700	18,513
J Alexander’s Corp.*	500	2,280
Lakes Entertainment, Inc.*	1,900	4,275
Luby’s, Inc.*	2,896	11,816
Marcus Corp.	2,249	28,900
McCormick & Schmick’s Seafood Restaurants, Inc.*	1,300	12,883
Monarch Casino & Resort, Inc.*	700	8,134
Morton’s Restaurant Group, Inc.*	600	3,636
MTR Gaming Group, Inc.*	2,160	4,385
Multimedia Games, Inc.*	2,201	10,059
Nathan’s Famous, Inc.*	250	3,920
O’Charleys, Inc.*	2,600	24,830
Orient-Express Hotels Ltd., Class A*	2,000	27,300
Penn National Gaming, Inc.*	1,500	46,440
Red Lion Hotels Corp.*	1,000	7,640
Rick’s Cabaret International, Inc.*	800	9,896
Rubio’s Restaurants, Inc.*	1,000	8,050
Ruby Tuesday, Inc.*	5,200	58,188
Speedway Motorsports, Inc.	4,200	68,250
Vail Resorts, Inc.*	1,000	45,640
VCG Holding Corp.*	1,100	2,167
Wendy’s/Arby’s Group, Inc., Class A	7,000	37,170
Wyndham Worldwide Corp.	10,500	281,505

		1,068,470

Household Durables 3.2%
Acme United Corp.	200	2,280
Bassett Furniture Industries, Inc.*	1,400	8,386
Beazer Homes USA, Inc.*	4,800	31,536
Blyth, Inc.	451	25,996
Brookfield Homes Corp.*	2,300	25,783
Cavco Industries, Inc.*	500	19,585
Cobra Electronics Corp.*	800	2,248
Craftmade International, Inc.*	300	1,605
CSS Industries, Inc.	1,000	20,020
Dixie Group, Inc.*	700	3,430
Emerson Radio Corp.	2,700	5,670
Ethan Allen Interiors, Inc.	800	16,160
Furniture Brands International, Inc.*	4,100	33,948
Helen of Troy Ltd.*	2,700	72,927
Hooker Furniture Corp.	500	7,880
Jarden Corp.	7,700	247,324
La-Z-Boy, Inc.*	1,900	24,776
Leggett & Platt, Inc.	5,700	139,821
Lennar Corp., Class A	3,400	67,660
Lifetime Brands, Inc.*	808	11,716
M.D.C. Holdings, Inc.	400	15,320
M/I Homes, Inc.*	1,800	28,080
Meritage Homes Corp.*	2,700	64,206
Mohawk Industries, Inc.*	3,900	248,586
Orleans Homebuilders, Inc.*	1,500	315
Palm Harbor Homes, Inc.*	1,200	3,480
Pulte Group, Inc.*	687	8,993
Ryland Group, Inc.	1,200	27,336
Skyline Corp.	800	18,648
Standard Pacific Corp.*	9,900	63,459
Stanley Furniture Co., Inc.*	1,150	11,350
Whirlpool Corp.	400	43,548

		1,302,072

Household Products 0.2%
Central Garden and Pet Co., Class A*	4,200	43,386
Central Garden and Pet Co.*	2,100	23,583

		66,969

Independent Power Producers & Energy Traders 0.2%
Mirant Corp.*	2,100	24,486
RRI Energy, Inc.*	9,100	37,037

		61,523

Industrial Conglomerates 0.1%
Standex International Corp.	1,100	26,257

Information Technology Services 0.8%
Acorn Energy, Inc.*	400	2,256
Acxiom Corp.*	1,500	28,620
CACI International, Inc., Class A*	1,600	75,888
CIBER, Inc.*	300	1,191
Convergys Corp.*	6,900	87,216
Dynamics Research Corp.*	1,100	15,730
Edgewater Technology, Inc.*	400	1,264
Euronet Worldwide, Inc.*	1,700	27,081
Hackett Group, Inc. (The)*	4,000	11,240
infoGROUP, Inc.*	4,200	33,642
Integral Systems, Inc.*	700	6,104
Online Resources Corp.*	586	2,731
SRA International, Inc., Class A*	900	20,772
StarTek, Inc.*	1,500	10,170
TechTeam Global, Inc.*	1,000	6,160

		330,065

Insurance 10.6%
21st Century Holding Co.	900	3,285
Affirmative Insurance Holdings, Inc.*	1,900	8,778
Alleghany Corp.*	302	89,742
Allied World Assurance Co. Holdings Ltd.	500	21,785
American Equity Investment Life Holding Co.	5,500	57,860
American Financial Group, Inc.	7,200	211,896
American National Insurance Co.	500	55,080
American Safety Insurance Holdings Ltd.*	1,250	20,225
AMERISAFE, Inc.*	1,700	29,070
Arch Capital Group Ltd.*	800	60,464
Argo Group International Holdings Ltd.	2,400	79,176
Aspen Insurance Holdings Ltd.	1,400	37,772
Assurant, Inc.	500	18,215

42 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Insurance (continued)

Axis Capital Holdings Ltd.	857	$26,713
CNA Surety Corp.*	4,200	70,434
Conseco, Inc.*	14,100	83,190
Delphi Financial Group, Inc., Class A	3,246	89,265
Donegal Group, Inc., Class A	2,400	34,632
Eastern Insurance Holdings, Inc.	1,180	12,095
EMC Insurance Group, Inc.	300	7,278
Endurance Specialty Holdings Ltd.	1,300	47,905
Enstar Group Ltd.*	644	42,581
FBL Financial Group, Inc., Class A	2,300	59,432
Fidelity National Financial, Inc., Class A	2,150	32,637
First Acceptance Corp.*	3,404	6,774
First American Corp.	5,800	200,506
First Mercury Financial Corp.	2,100	27,531
Flagstone Reinsurance Holdings Ltd.	1,600	17,840
FPIC Insurance Group, Inc.*	450	12,249
Genworth Financial, Inc., Class A*	6,800	112,336
Hallmark Financial Services*	1,874	21,945
Hanover Insurance Group, Inc. (The)	3,000	135,150
Harleysville Group, Inc.	934	29,907
HCC Insurance Holdings, Inc.	6,900	187,611
Hilltop Holdings, Inc.*	4,800	56,304
Horace Mann Educators Corp.	1,700	29,257
Independence Holding Co.	1,900	15,219
Max Capital Group Ltd.	1,584	35,323
MBIA, Inc.*	15,000	143,700
Meadowbrook Insurance Group, Inc.	3,845	30,375
Mercer Insurance Group, Inc.	500	9,175
Mercury General Corp.	2,400	107,976
Montpelier Re Holdings Ltd.	2,900	48,140
National Financial Partners Corp.*	4,100	63,099
Navigators Group, Inc. (The)*	1,000	40,130
NYMAGIC, Inc.	492	10,922
Old Republic International Corp.	13,000	195,130
OneBeacon Insurance Group Ltd., Class A	1,800	29,196
Phoenix Cos., Inc. (The)*	12,000	38,760
Platinum Underwriters Holdings Ltd.	600	22,326
PMA Capital Corp., Class A*	2,500	17,175
Presidential Life Corp.	2,000	23,560
ProAssurance Corp.*	2,500	152,375
Protective Life Corp.	5,000	120,350
Reinsurance Group of America, Inc.	4,500	232,335
RenaissanceRe Holdings Ltd.	1,200	67,140
Safety Insurance Group, Inc.	1,100	41,019
SeaBright Insurance Holdings, Inc.	2,300	25,024
Selective Insurance Group, Inc.	2,200	36,762
StanCorp Financial Group, Inc.	450	20,232
State Auto Financial Corp.	2,952	52,811
Stewart Information Services Corp.	1,700	19,346
Tower Group, Inc.	1,596	36,804
Transatlantic Holdings, Inc.	4,064	202,103
United America Indemnity Ltd., Class A*	3,173	30,144
United Fire & Casualty Co.	2,100	48,027
Unitrin, Inc.	2,300	67,275
Validus Holdings Ltd.	2,232	57,072
W.R. Berkley Corp.	2,400	64,800
White Mountains Insurance Group Ltd.	300	103,080
Zenith National Insurance Corp.	2,080	78,666

		4,322,491

Internet & Catalog Retail 0.0%†
1-800-FLOWERS.COM, Inc., Class A*	1,300	3,718
dELiA*s, Inc.*	1,700	2,975
Hollywood Media Corp.*	2,600	3,068
Valuevision Media, Inc., Class A*	3,500	10,780

		20,541

Internet Software & Services 1.4%
AOL, Inc.*	200	4,672
DivX, Inc.*	200	1,672
EarthLink, Inc.	6,130	55,293
IAC/InterActiveCorp*	7,100	159,182
InfoSpace, Inc.*	3,400	35,598
Internap Network Services Corp.*	1,900	10,982
Internet Brands, Inc., Class A*	3,849	39,837
Internet Capital Group, Inc.*	3,800	37,582
iPass, Inc.*	3,400	4,896
Keynote Systems, Inc.	800	8,784
Knot, Inc. (The)*	1,800	14,598
Looksmart Ltd.*	1,300	1,794
Marchex, Inc., Class B	2,000	10,520
ModusLink Global Solutions, Inc.*	4,400	39,292
Perficient, Inc.*	600	7,482
RealNetworks, Inc.*	10,800	44,820
Soundbite Communications, Inc.*	1,400	4,214
Stamps.com, Inc.*	750	7,950
support.com, Inc.*	3,300	14,388
TechTarget, Inc.*	1,984	9,622
TheStreet.com, Inc.	3,900	14,859
United Online, Inc.	1,800	14,346
Web.com Group, Inc.*	2,400	11,592

		553,975

Leisure Equipment & Products 0.4%
Aldila, Inc.*	200	1,222
Arctic Cat, Inc.*	1,200	17,700
Callaway Golf Co.	5,708	53,598
Cybex International, Inc.*	1,400	2,156
JAKKS Pacific, Inc.*	900	13,761
Nautilus, Inc.*	2,800	9,576
RC2 Corp.*	1,971	36,207
Sport Supply Group, Inc.	1,000	13,410
Steinway Musical Instruments, Inc.*	1,200	22,992

		170,622

Life Sciences Tools & Services 0.1%
Albany Molecular Research, Inc.*	1,100	8,800
Cambrex Corp.*	3,100	13,609

2010 Semiannual Report 43

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Life Sciences Tools & Services (continued)

Harvard Bioscience, Inc.*	2,000	$8,360
Kendle International, Inc.*	1,700	28,135

		58,904

Machinery 2.7%
Alamo Group, Inc.	789	18,589
Albany International Corp., Class A	2,000	50,940
American Railcar Industries, Inc.	2,600	42,510
Astec Industries, Inc.*	500	16,560
Barnes Group, Inc.	1,500	31,200
Briggs & Stratton Corp.	2,300	54,602
Chart Industries, Inc.*	476	10,943
CIRCOR International, Inc.	1,400	48,244
Columbus Mckinnon Corp.*	700	12,621
EnPro Industries, Inc.*	500	15,790
Flanders Corp.*	1,800	6,930
FreightCar America, Inc.	700	20,034
Gardner Denver, Inc.	696	35,002
Gencor Industries, Inc.*	499	3,902
Greenbrier Cos., Inc.*	2,100	34,188
Hardinge, Inc.	900	9,000
Hurco Cos., Inc.*	800	15,568
Kadant, Inc.*	600	12,006
Key Technology, Inc.*	300	4,161
Lydall, Inc.*	1,200	9,672
Met-Pro Corp.	800	8,136
Mfri, Inc.*	700	4,753
Miller Industries, Inc.	1,253	17,918
Mueller Industries, Inc.	1,700	50,405
Mueller Water Products, Inc., Class A	8,800	49,280
NACCO Industries, Inc., Class A	600	52,164
NN, Inc.*	1,100	7,920
Portec Rail Products, Inc.	1,000	11,820
Tecumseh Products Co., Class A*	1,100	14,058
Timken Co.	5,500	193,490
Titan International, Inc.	4,000	49,640
Trinity Industries, Inc.	2,500	62,225
Twin Disc, Inc.	1,102	15,560
Wabash National Corp.*	3,000	29,160
Watts Water Technologies, Inc., Class A	2,300	81,604

		1,100,595

Marine 0.6%
Alexander & Baldwin, Inc.	3,400	120,972
Eagle Bulk Shipping, Inc.*	5,800	33,582
Genco Shipping & Trading Ltd.*	2,700	62,532
International Shipholding Corp.	300	9,102

		226,188

Media 2.0%
AH Belo Corp., Class A*	2,080	17,680
Alloy, Inc.*	1,382	10,711
Ascent Media Corp., Class A*	1,200	35,424
Ballantyne Strong, Inc.*	825	6,352
Belo Corp., Class A	400	3,468
Cinemark Holdings, Inc.	8,200	149,732
Clear Channel Outdoor Holdings, Inc., Class A *	700	8,106
E.W. Scripps Co. (The), Class A*	4,100	44,854
Fisher Communications, Inc.*	400	6,016
Gray Television, Inc.*	5,900	22,125
Lee Enterprises, Inc.*	3,800	14,364
Liberty Media Corp. — Capital, Series A*	7,000	309,890
Live Nation Entertainment, Inc.*	6,500	101,985
Media General, Inc., Class A*	2,200	27,830
New Frontier Media, Inc.*	1,900	3,743
Orchard Enterprises, Inc.*	200	398
Outdoor Channel Holdings, Inc.*	2,200	15,202
Radio One, Inc., Class D*	900	4,536
Saga Communications, Inc., Class A*	400	11,020
Salem Communications Corp., Class A*	2,100	9,555
Scholastic Corp.	200	5,402

		808,393

Metals & Mining 1.3%
AM Castle & Co.*	3,200	43,904
Brush Engineered Materials, Inc.*	500	14,865
Coeur d’Alene Mines Corp.*	4,400	78,848
Commercial Metals Co.	1,300	19,344
Friedman Industries	600	3,552
Haynes International, Inc.	400	14,364
Horsehead Holding Corp.*	3,600	42,768
Kaiser Aluminum Corp.	800	32,152
Olympic Steel, Inc.	1,000	31,780
Reliance Steel & Aluminum Co.	100	4,881
RTI International Metals, Inc.*	2,700	73,035
Stillwater Mining Co.*	5,828	98,493
Synalloy Corp.	400	3,936
Universal Stainless & Alloy*	900	20,997
US Gold Corp.*	4,781	16,303
Worthington Industries, Inc.	2,851	45,531

		544,753

Multiline Retail 0.4%
Dillard’s, Inc., Class A	1,836	51,555
Fred’s, Inc., Class A	3,500	48,615
Saks, Inc.*	6,100	59,475

		159,645

Oil, Gas & Consumable Fuels 4.4%
Alon USA Energy, Inc.	4,100	29,971
Approach Resources, Inc.*	2,521	22,563
ATP Oil & Gas Corp.*	3,100	56,606
Berry Petroleum Co., Class A	1,600	51,792
Bill Barrett Corp.*	1,300	44,304
BioFuel Energy Corp.*	2,400	6,288
Cimarex Energy Co.	3,200	217,856
Comstock Resources, Inc.*	1,800	57,708

44 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)

Crimson Exploration, Inc.*	2,000	$8,000
Crosstex Energy, Inc.*	4,500	40,635
CVR Energy, Inc.*	2,900	24,621
Delek US Holdings, Inc.	4,100	28,741
Denbury Resources, Inc.*	217	4,156
DHT Holdings, Inc.	5,002	23,609
Double Eagle Petroleum Co.*	800	3,800
Energy Partners Ltd.*	1,141	15,597
Frontier Oil Corp.	2,500	38,000
General Maritime Corp.	4,400	35,684
GeoMet, Inc.*	3,500	4,725
Harvest Natural Resources, Inc.*	4,100	36,203
HKN, Inc.*	1,000	3,080
International Coal Group, Inc.*	2,300	12,121
Mariner Energy, Inc.*	4,700	112,236
Overseas Shipholding Group, Inc.	2,600	130,156
Pacific Ethanol, Inc.*	5,600	5,992
Patriot Coal Corp.*	1,100	21,659
Penn Virginia Corp.	4,650	118,622
Petroleum Development Corp.*	2,300	53,843
Rex Energy Corp.*	2,200	29,260
Rosetta Resources, Inc.*	2,000	49,800
Stone Energy Corp.*	2,094	34,132
Sunoco, Inc.	1,500	49,170
Swift Energy Co.*	1,800	65,124
Tesoro Corp.	4,100	53,915
USEC, Inc.*	11,600	69,600
Western Refining, Inc.*	6,700	35,912
Whiting Petroleum Corp.*	2,300	207,759

		1,803,240

Paper & Forest Products 1.4%
Buckeye Technologies, Inc.*	3,900	55,068
Domtar Corp.*	1,300	92,092
KapStone Paper and Packaging Corp.*	500	6,450
Louisiana-Pacific Corp.*	9,700	114,072
MeadWestvaco Corp.	7,900	214,643
Mercer International, Inc.*	4,500	24,795
P.H. Glatfelter Co.	3,500	51,415
Wausau Paper Corp.*	700	6,195

		564,730

Personal Products 0.3%
CCA Industries, Inc.	400	2,228
Elizabeth Arden, Inc.*	1,600	29,136
Inter Parfums, Inc.	1,700	29,376
Mannatech, Inc.	1,800	6,948
Nutraceutical International Corp.*	400	6,188
Parlux Fragrances, Inc.*	1,100	2,266
Physicians Formula Holdings, Inc.*	1,300	3,926
Prestige Brands Holdings, Inc.*	4,800	46,752

		126,820

Pharmaceuticals 0.8%
Hi-Tech Pharmacal Co., Inc.*	600	14,598
King Pharmaceuticals, Inc.*	9,906	97,079
K-V Pharmaceutical Co., Class A*	3,700	5,735
Lannett Co., Inc.*	1,100	5,159
Matrixx Initiatives, Inc.*	1,000	5,120
Medicis Pharmaceutical Corp., Class A	1,100	27,918
Par Pharmaceutical Cos., Inc.*	2,200	59,708
ViroPharma, Inc.*	8,200	104,304

		319,621

Professional Services 0.8%
Barrett Business Services, Inc.	600	9,240
CDI Corp.	2,100	36,603
CRA International, Inc.*	1,300	30,199
Franklin Covey Co.*	700	5,516
GP Strategies Corp.*	1,077	8,691
Heidrick & Struggles International, Inc.	1,000	26,410
Hudson Highland Group, Inc.*	2,200	12,342
Kelly Services, Inc., Class A*	3,406	54,768
Kforce, Inc.*	2,000	27,780
Korn/Ferry International*	352	5,706
LECG Corp.*	1,010	3,394
National Technical Systems, Inc.	400	2,104
On Assignment, Inc.*	4,532	31,860
RCM Technologies, Inc.*	400	1,644
School Specialty, Inc.*	1,200	28,152
Volt Information Sciences, Inc.*	1,900	23,826

		308,235

Real Estate Management & Development 0.3%
Avatar Holdings, Inc.*	1,000	23,840
Forest City Enterprises, Inc., Class A*	5,200	80,340
ZipRealty, Inc.*	1,900	8,360

		112,540

Road & Rail 1.4%
Amerco, Inc.*	800	49,960
Arkansas Best Corp.	2,000	60,920
Avis Budget Group, Inc.*	2,200	33,264
Celadon Group, Inc.*	1,900	28,367
Covenant Transport Group, Inc.*	200	1,480
Frozen Food Express Industries*	800	3,600
Kansas City Southern*	1,000	40,550
Marten Transport Ltd.*	2,000	43,700
PAM Transportation Services, Inc.*	1,072	16,981
Ryder System, Inc.	3,300	153,516
Saia, Inc.*	1,000	16,570
USA Truck, Inc.*	1,250	23,025
Werner Enterprises, Inc.	5,400	121,068

		593,001

Semiconductors & Semiconductor Equipment 3.4%
Actel Corp.*	2,500	38,800
Advanced Analogic Technologies, Inc.*	4,600	17,480

2010 Semiannual Report 45

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)

Amtech Systems, Inc.*	915	$8,757
Anadigics, Inc.*	2,700	13,581
AuthenTec, Inc.*	1,500	3,855
Axcelis Technologies, Inc.*	12,700	30,226
AXT, Inc.*	3,000	13,110
Cabot Microelectronics Corp.*	900	34,524
Cascade Microtech, Inc.*	1,000	4,810
Ceva, Inc.*	500	6,120
Cohu, Inc.	2,000	32,300
DSP Group, Inc.*	2,788	22,778
Exar Corp.*	4,111	30,380
Fairchild Semiconductor International, Inc.*	9,500	106,590
FEI Co.*	700	15,750
FormFactor, Inc.*	500	7,505
GSI Technology, Inc.*	1,535	9,931
Ikanos Communications, Inc.*	2,900	8,207
Integrated Device Technology, Inc.*	16,600	109,726
Integrated Silicon Solution, Inc.*	2,500	30,825
International Rectifier Corp.*	4,100	94,382
Intersil Corp., Class A	6,683	99,443
IXYS Corp.*	1,400	12,642
Kopin Corp.*	3,700	15,577
Lattice Semiconductor Corp.*	6,200	32,674
Mattson Technology, Inc.*	2,800	12,600
Microtune, Inc.*	1,600	4,288
MKS Instruments, Inc.*	1,805	40,937
MoSys, Inc.*	1,100	4,752
Nanometrics, Inc.*	1,380	14,766
Novellus Systems, Inc.*	800	20,960
OmniVision Technologies, Inc.*	4,200	73,752
PDF Solutions, Inc.*	1,600	7,920
Pericom Semiconductor Corp.*	1,645	19,214
Photronics, Inc.*	6,250	34,063
PLX Technology, Inc.*	1,400	7,350
Rudolph Technologies, Inc.*	3,000	28,590
Sigma Designs, Inc.*	2,280	27,041
Silicon Image, Inc.*	4,000	14,880
Skyworks Solutions, Inc.*	400	6,736
Standard Microsystems Corp.*	853	21,905
TriQuint Semiconductor, Inc.*	9,900	74,646
Ultra Clean Holdings, Inc.*	1,200	11,844
Ultratech, Inc.*	1,300	19,097
Veeco Instruments, Inc.*	1,700	74,783
Virage Logic Corp.*	1,800	16,704
Zoran Corp.*	5,400	52,542

		1,389,343

Software 0.6%
Bsquare Corp.*	720	1,872
EPIQ Systems, Inc.*	3,100	37,355
ePlus, Inc.*	460	8,560
JDA Software Group, Inc.*	1,200	34,680
Kenexa Corp.*	1,300	19,513
Lawson Software, Inc.*	2,100	16,296
Mentor Graphics Corp.*	1,300	11,687
Opnet Technologies, Inc.	500	8,030
Pervasive Software, Inc.*	500	2,490
Progress Software Corp.*	600	19,350
S1 Corp.*	1,100	6,787
Smith Micro Software, Inc.*	2,700	25,623
SonicWALL, Inc.*	4,775	48,371
THQ, Inc.*	2,400	18,240
Wayside Technology Group, Inc.	200	1,910

		260,764

Specialty Retail 4.8%
Aaron’s, Inc.	1,500	33,855
AC Moore Arts & Crafts, Inc.*	2,110	8,609
America’s Car-Mart, Inc.*	900	22,797
AutoNation, Inc.*	10,100	204,020
Barnes & Noble, Inc.	6,100	134,444
Bebe Stores, Inc.	2,300	18,952
Books-A-Million, Inc.	1,500	11,100
Brown Shoe Co., Inc.	3,200	60,160
Build-A-Bear Workshop, Inc.*	2,244	21,453
Cabela’s, Inc.*	6,600	119,856
Cache, Inc.*	1,100	7,513
Charming Shoppes, Inc.*	8,160	46,104
Christopher & Banks Corp.	2,310	22,615
Coldwater Creek, Inc.*	3,400	24,072
Collective Brands, Inc.*	2,700	63,315
Conn’s, Inc.*	1,900	18,107
Cost Plus, Inc.*	900	4,887
Destination Maternity Corp.*	300	9,480
Dress Barn, Inc.*	1,300	35,984
DSW, Inc., Class A*	1,300	39,260
Finish Line, Inc. (The), Class A	5,600	90,216
Foot Locker, Inc.	8,700	133,545
Genesco, Inc.*	600	19,974
Golfsmith International Holdings, Inc.*	700	3,199
Group 1 Automotive, Inc.*	2,600	80,730
Haverty Furniture Cos., Inc.	1,700	27,710
HOT Topic, Inc.	4,300	32,852
Jo-Ann Stores, Inc.*	2,000	88,240
Lithia Motors, Inc., Class A*	1,100	8,778
MarineMax, Inc.*	2,300	25,645
Men’s Wearhouse, Inc. (The)	1,500	35,445
New York & Co., Inc.*	3,200	19,648
Office Depot, Inc.*	15,400	105,644
Pacific Sunwear Of California*	4,300	21,758
Penske Auto Group, Inc.*	7,300	109,354
PEP Boys-Manny Moe & Jack	1,900	23,807
Rent-A-Center, Inc.*	3,000	77,460
Shoe Carnival, Inc.*	823	22,764
Stage Stores, Inc.	2,200	33,550
Stein Mart, Inc.*	3,227	30,592
Systemax, Inc.	1,000	23,230
Tandy Leather Factory, Inc.*	200	902

46 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Specialty Retail (continued)

Trans World Entertainment Corp.*	2,150	$5,009
West Marine, Inc.*	2,342	28,034
Zale Corp.*	3,300	10,758

		1,965,427

Textiles, Apparel & Luxury Goods 1.7%
Columbia Sportswear Co.	2,700	149,958
Culp, Inc.*	200	2,388
Delta Apparel, Inc.*	158	2,653
G-III Apparel Group Ltd.*	600	17,160
Heelys, Inc.*	2,200	6,050
Iconix Brand Group, Inc.*	5,700	98,382
Jones Apparel Group, Inc.	3,200	69,632
Kenneth Cole Productions, Inc., Class A*	1,000	12,460
K-Swiss, Inc., Class A*	2,300	28,612
Lakeland Industries, Inc.*	200	1,760
Lazare Kaplan International, Inc.*(a)	300	750
Liz Claiborne, Inc.*	2,600	22,724
Movado Group, Inc.*	1,600	19,856
Oxford Industries, Inc.	1,200	25,908
Perry Ellis International, Inc.*	1,600	38,608
Quiksilver, Inc.*	3,200	17,056
RG Barry Corp.	400	4,116
Rocky Brands, Inc.*	700	6,881
Skechers U.S.A., Inc., Class A*	2,600	99,710
Tandy Brands Accessories, Inc.*	500	2,020
Timberland Co. (The), Class A*	1,200	25,800
Unifi, Inc.*	5,800	22,214
UniFirst Corp.	500	24,435

		699,133

Thrifts & Mortgage Finance 3.1%
Abington Bancorp, Inc.	2,499	23,765
Astoria Financial Corp.	4,800	77,472
Atlantic Coast Federal Corp.	1,200	3,300
Bank Mutual Corp.	1,300	9,256
BankAtlantic Bancorp, Inc., Class A*	6,697	17,546
BankFinancial Corp.	2,114	20,421
Beneficial Mutual Bancorp, Inc.*	6,413	63,553
Berkshire Hills Bancorp, Inc.	1,300	27,300
BofI Holding, Inc.*	700	12,341
Dime Community Bancshares	1,800	22,950
Doral Financial Corp.*	7,600	40,964
ESSA Bancorp, Inc.	1,500	18,945
Federal Agricultural Mortgage Corp., Class C	1,000	22,520
First Defiance Financial Corp.	300	4,050
First Financial Holdings, Inc.	400	5,648
First Financial Northwest, Inc.	2,600	16,770
First Niagara Financial Group, Inc.	3,846	53,459
First Place Financial Corp.	367	1,864
Flushing Financial Corp.	3,100	42,191
Home Federal Bancorp, Inc.	2,000	31,860
HopFed Bancorp, Inc.	300	4,017
Legacy Bancorp, Inc.	700	6,559
Louisiana Bancorp, Inc.*	600	8,700
Meridian Interstate Bancorp, Inc.*	203	2,339
MGIC Investment Corp.*	13,300	138,719
NewAlliance Bancshares, Inc.	6,959	90,676
Northeast Community Bancorp, Inc.	300	1,833
Northwest Bancshares, Inc.	4,895	61,138
OceanFirst Financial Corp.	1,710	21,991
People’s United Financial, Inc.	900	13,977
PMI Group, Inc. (The)*	8,800	45,848
Provident Financial Holdings, Inc.	1,200	7,200
Provident Financial Services, Inc.	2,000	26,360
Provident New York Bancorp	1,147	11,780
Radian Group, Inc.	8,800	124,872
Riverview Bancorp, Inc.*	589	2,091
Rome Bancorp, Inc.	700	6,020
SI Financial Group, Inc.*	1,100	7,018
Tree.com, Inc.*	1,200	10,920
United Community Financial Corp.*	763	1,526
United Financial Bancorp, Inc.	1,800	25,164
United Western Bancorp, Inc.	472	864
Washington Federal, Inc.	5,000	102,850
Waterstone Financial, Inc.*	1,700	6,562
Westfield Financial, Inc.	3,700	33,670

		1,278,869

Tobacco 0.4%
Alliance One International, Inc.*	10,088	51,348
Universal Corp.	2,100	108,738

		160,086

Trading Companies & Distributors 1.0%
Aceto Corp.	1,834	12,233
Aircastle Ltd.	800	9,608
Applied Industrial Technologies, Inc.	1,400	43,092
DXP Enterprises, Inc.*	600	9,954
Empire Resources, Inc.	300	588
GATX Corp.	2,600	84,864
H&E Equipment Services, Inc.*	3,366	39,752
Interline Brands, Inc.*	1,200	24,972
TAL International Group, Inc.	1,300	33,787
Titan Machinery, Inc.*	744	10,699
United Rentals, Inc.*	4,900	70,364
WESCO International, Inc.*	2,100	85,302

		425,215

Water Utilities 0.1%
Middlesex Water Co.	800	14,448
Pennichuck Corp.	200	4,654
SJW Corp.	600	16,488

		35,590

Wireless Telecommunication Services 0.6%
FiberTower Corp.*	1,000	5,440
Leap Wireless International, Inc.*	4,600	84,272

2010 Semiannual Report 47

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Wireless Telecommunication Services (continued)

MetroPCS Communications, Inc.*	700	$5,341
Telephone & Data Systems, Inc.	3,500	113,426
United States Cellular Corp.*	1,200	50,496

		258,975

Total Common Stocks (cost $37,537,339)		39,714,019

Mutual Fund 3.9%

	Shares	Market Value

Money Market Fund 3.9%
Invesco AIM Liquid Assets Portfolio, 0.15% (b)	1,593,593	1,593,593

Total Mutual Fund (cost $1,593,593)		1,593,593

Total Investments (cost $39,130,932) (c) — 101.0%		41,307,612

Liabilities in excess of other assets — (1.0%)		(410,239)

NET ASSETS — 100.0%		$40,897,373

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NA	National Association

The accompanying notes are an integral part of these financial statements.

48 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
U.S. Small Cap
Value Fund

Assets:
Investments, at value (cost $39,130,932)	$41,307,612
Dividends receivable	12,426
Receivable for capital shares issued	324,314
Prepaid expenses and other assets	44,412

Total Assets	41,688,764

Liabilities:
Payable for investments purchased	743,402
Payable for capital shares redeemed	1
Accrued expenses and other payables:
Investment advisory fees	22,890
Fund administration fees	3,454
Distribution fees	48
Administrative servicing fees	7,414
Accounting and transfer agent fees	8,938
Trustee fees	394
Custodian fees	153
Compliance program costs (Note 3)	241
Professional fees	4,456

Total Liabilities	791,391

Net Assets	$40,897,373

Represented by:
Capital	$40,154,575
Accumulated net investment loss	(48,258)
Accumulated net realized losses from investment transactions	(1,385,624)
Net unrealized appreciation/(depreciation) from investments	2,176,680

Net Assets	$40,897,373

Net Assets:
Class A Shares	$74,879
Class C Shares	40,672
Institutional Service Class Shares	40,737,345
Institutional Class Shares	44,477

Total	$40,897,373

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,520
Class C Shares	4,115
Institutional Service Class Shares	4,084,762
Institutional Class Shares	4,452

Total	4,100,849

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 49

Nationwide
U.S. Small Cap
Value Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.96
Class C Shares (a)	$9.88
Institutional Service Class Shares	$9.97
Institutional Class Shares	$9.99
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.57

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year. The accompanying notes are an integral part of these financial statements.

50 Semiannual Report 2010

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
U.S. Small Cap
Value Fund

INVESTMENT INCOME:
Dividend income	$178,401
Foreign tax withholding	(5)

Total Income	178,396

EXPENSES:
Investment advisory fees	140,330
Fund administration fees	16,676
Distribution fees Class A	87
Distribution fees Class C	118
Administrative servicing fees Institutional Service Class	36,764
Registration and filing fees	25,154
Professional fees	4,068
Printing fees	2,748
Trustee fees	618
Custodian fees	542
Accounting and transfer agent fees	6,558
Compliance program costs (Note 3)	141
Other	1,430

Total expenses before earnings credit and expenses reimbursed	235,234

Earnings credit (Note 5)	(15)
Expenses reimbursed by adviser (Note 3)	(36,770)

Net Expenses	198,449

NET INVESTMENT LOSS	(20,053)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(68,542)
Net change in unrealized appreciation/(depreciation) from investments	7,972,593

Net realized/unrealized gains from investments	7,904,051

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,883,998

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 51

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income (loss)	$(20,053)	$46,221
Net realized losses from investment transactions	(68,542)	(1,321,736)
Net change in unrealized appreciation from investments	7,972,593	3,534,314

Change in net assets resulting from operations	7,883,998	2,258,799

Distributions to Shareholders From:
Net investment income:
Class A	(155)	(27)
Class C	–	–
Institutional Service Class	(27,931)	(131,450)
Institutional Class	(119)	(208)
Net realized gains:
Class A	–	(127)
Class C	–	(233)
Institutional Service Class	–	(352,250)
Institutional Class	–	(446)

Change in net assets from shareholder distributions	(28,205)	(484,741)

Change in net assets from capital transactions	6,987,218	61,431

Change in net assets	14,843,011	1,835,489

Net Assets:
Beginning of period	26,054,362	24,218,873

End of period	$40,897,373	$26,054,362

Accumulated undistributed net investment income (loss) at end of period	$(48,258)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$22,281	$66,375
Dividends reinvested	140	154
Cost of shares redeemed	(37,648)	(7,468)

Total Class A	(15,227)	59,061

Class C Shares
Proceeds from shares issued	26,312	2,000
Dividends reinvested	–	233
Cost of shares redeemed (a)	–	(9,300)

Total Class C	26,312	(7,067)

Institutional Service Class Shares
Proceeds from shares issued	8,954,275	2,754,549
Dividends reinvested	27,931	483,700
Cost of shares redeemed	(2,006,289)	(3,232,101)

Total Institutional Service Class	6,975,917	6,148

Amount designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fees – see Note 4 to Financial Statements. The accompanying notes are an integral part of these financial statements.

52 Semiannual Report 2010

	Nationwide U.S. Small Cap Value Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$97	$32,234
Dividends reinvested	119	654
Cost of shares redeemed	–	(29,599)

Total Institutional Class	216	3,289

Change in net assets from capital transactions	$6,987,218	$61,431

SHARE TRANSACTIONS:
Class A Shares
Issued	2,415	9,367
Reinvested	17	24
Redeemed	(4,275)	(1,171)

Total Class A Shares	(1,843)	8,220

Class C Shares
Issued	3,099	302
Reinvested	–	37
Redeemed	–	(1,585)

Total Class C Shares	3,099	(1,246)

Institutional Service Class Shares
Issued	921,505	437,493
Reinvested	3,402	77,547
Redeemed	(233,270)	(497,883)

Total Institutional Service Class Shares	691,637	17,157

Institutional Class Shares
Issued	10	5,174
Reinvested	14	105
Redeemed	–	(5,174)

Total Institutional Class Shares	24	105

Total change in shares	692,917	24,236

Amount designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 53

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions			Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset	Net	Unrealized								Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.64	–	2.34	2.34	(0.02)	–	(0.02)	$9.96	30.63%	$74,879	1.34%	(0.09%)	1.60%	11.71%
Year Ended October 31, 2009 (f)	$7.15	(0.01)	0.62	0.61	(0.02)	(0.10)	(0.12)	$7.64	8.99%	$71,532	1.34%	(0.11%)	1.65%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.01	(2.85)	(2.84)	(0.01)	–	(0.01)	$7.15	(28.40%)	$8,172	1.47%	0.09%	1.86%	16.44%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.60	(0.05)	2.33	2.28	–	–	–	$9.88	30.00%	$40,672	2.08%	(1.03%)	2.32%	11.71%
Year Ended October 31, 2009 (f)	$7.12	(0.02)	0.59	0.57	–	(0.10)	(0.10)	$7.60	8.48%	$7,720	2.09%	(0.37%)	2.48%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	(0.04)	(2.84)	(2.88)	–	–	–	$7.12	(28.79%)	$16,104	2.08%	(0.48%)	2.35%	16.44%

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.65	(0.01)	2.34	2.33	(0.01)	–	(0.01)	$9.97	30.46%	$40,737,345	1.34%	(0.14%)	1.59%	11.71%
Year Ended October 31, 2009 (f)	$7.16	0.01	0.62	0.63	(0.04)	(0.10)	(0.14)	$7.65	9.27%	$25,941,166	1.34%	0.20%	1.75%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.02	(2.84)	(2.82)	(0.02)	–	(0.02)	$7.16	(28.27%)	$24,163,614	1.23%	0.31%	1.32%	16.44%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.67	0.01	2.34	2.35	(0.03)	–	(0.03)	$9.99	30.67%	$44,477	1.09%	0.12%	1.34%	11.71%
Year Ended October 31, 2009 (f)	$7.17	0.03	0.62	0.65	(0.05)	(0.10)	(0.15)	$7.67	9.58%	$33,944	1.09%	0.48%	1.46%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.85)	(2.81)	(0.02)	–	(0.02)	$7.17	(28.14%)	$30,983	1.07%	0.48%	1.64%	16.44%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

54 Semiannual Report 2010

Nationwide Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Value Fund (Class A at NAV) returned 12.96% versus 16.77% for its benchmark, the Russell 1000® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 980 funds as of April 30, 2010) was 14.38% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Fund’s positions in the industrials, financials and health-care sectors provided the most positive contributions to the Fund’s relative returns. In the industrials sector, Fund holdings in specialty manufacturers United Technologies Corp. and Dover Corp. were the largest contributors to Fund returns, while financial services providers Prudential Financial, Inc. and SunTrust Banks Inc. led Fund returns in the financials sector. In the health-care sector, the greatest gains came from the Fund’s investments in medical products company Medtronic, Inc.

What areas of investment detracted from Fund performance?

The materials sector provided the only negative contribution to Fund returns during the reporting period. The Fund’s holdings in commercial services and supplies maker Avery Dennison Corp. were hurt as Avery Dennison’s retail and office supply businesses continued to disappoint and its core pressure-sensitive materials business weakened. We eliminated the Fund’s position in Avery Dennison during the first quarter of 2010.

What is your outlook for the near term?

As a result of the recent low-quality rally, we are finding more attractive valuation opportunities in higher-quality securities. We continue to emphasize multinational companies with strong brand franchises and worldwide competitive advantages. Our long-term secular thesis for energy remains intact, due to the continued tight conditions in worldwide supply and demand for oil. We continue to find good value in the health-care sector, in part due to the controversy surrounding recent legislation. Health care and energy remain the largest sector weightings in the Fund’s portfolio.

Subadviser:
Diamond Hill Capital Management, Inc.

Portfolio Managers:
Charles S. Bath, CFA; William Dierker, CFA; and
Christopher Welch, CFA

2010 Semiannual Report 55

Fund Performance	Nationwide Value Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	12.96%	37.88%	-4.66%
	w/SC3	6.43%	30.00%	-7.23%

Class C	w/o SC2	12.55%	36.77%	-5.38%
	w/SC4	11.55%	35.77%	-5.38%

Class R2[5,6]		12.89%	37.39%	-4.92%

Institutional Class[5]		13.14%	38.22%	-4.37%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on February 28, 2008.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	13.46%	1.10%

Class C	14.21%	1.85%

Class R2	13.71%	1.35%

Institutional Class	13.21%	0.85%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Value Fund, Russell 1000® Index (Russell 1000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 consists of the largest 1000 companies in the Russell® 3000 Index.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

56 Semiannual Report 2010

Shareholder	Nationwide Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2010

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Nationwide Value Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,129.60	5.81	1.10
	Hypothetical	[b]	1,000.00	1,019.34	5.51	1.10

Class C Shares	Actual		1,000.00	1,125.50	9.75	1.85
	Hypothetical	[b]	1,000.00	1,015.62	9.25	1.85

Class R2 Shares[c]	Actual		1,000.00	1,128.90	7.13	1.35
	Hypothetical	[b]	1,000.00	1,018.10	6.76	1.35

Institutional Class Shares	Actual Hypothetical	[b]	1,000.00 1,000.00	1,131.40 1,020.58	4.49 4.26	0.85 0.85

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 57

Portfolio Summary	Nationwide Value Fund
April 30, 2010 (Unaudited)

Asset Allocation

Common Stocks	92.4%
Mutual Fund	4.4%
Other assets in excess of liabilities	3.2%

100.0%

Top Industries †

Oil, Gas & Consumable Fuels	17.6%
Pharmaceuticals	9.9%
Insurance	7.3%
Machinery	6.4%
Aerospace & Defense	5.2%
Health Care Equipment & Supplies	5.1%
Household Products	5.0%
Commercial Banks	4.4%
Food & Staples Retailing	4.1%
Food Products	3.9%
Other Industries	31.1%

100.0%

Top Holdings †

Invesco AIM Liquid Assets Portfolio	4.6%
Occidental Petroleum Corp.	4.3%
Apache Corp.	4.3%
Devon Energy Corp.	3.8%
Anadarko Petroleum Corp.	3.7%
United Technologies Corp.	3.7%
Medtronic, Inc.	3.5%
PepsiCo, Inc.	3.0%
Procter & Gamble Co. (The)	2.9%
Pfizer, Inc.	2.9%
Other Holdings	63.3%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

58 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Value Fund

Common Stocks 92.4%

	Shares	Market Value

Aerospace & Defense 5.0%
Raytheon Co.	555	$32,357
United Technologies Corp.	1,030	77,198

		109,555

Beverages 2.9%
PepsiCo, Inc.	980	63,916

Capital Markets 1.4%
Bank of New York Mellon Corp. (The)	995	30,974

Commercial Banks 4.3%
SunTrust Banks, Inc.	725	21,460
U.S. Bancorp	855	22,888
Wells Fargo & Co.	1,490	49,334

		93,682

Communications Equipment 0.9%
Cisco Systems, Inc.*	760	20,459

Computers & Peripherals 1.6%
Dell, Inc.*	2,235	36,162

Construction & Engineering 1.1%
Fluor Corp.	470	24,835

Diversified Financial Services 2.7%
JPMorgan Chase & Co.	1,370	58,335

Energy Equipment & Services 0.8%
Transocean Ltd.*	230	16,664

Food & Staples Retailing 3.9%
Sysco Corp.	1,410	44,471
Wal-Mart Stores, Inc.	780	41,847

		86,318

Food Products 3.8%
ConAgra Foods, Inc.	1,670	40,865
General Mills, Inc.	585	41,640

		82,505

Health Care Equipment & Supplies 5.0%
Baxter International, Inc.	715	33,762
Medtronic, Inc.	1,720	75,147

		108,909

Health Care Providers & Services 2.7%
Quest Diagnostics, Inc.	370	21,149
UnitedHealth Group, Inc.	1,280	38,797

		59,946

Hotels, Restaurants & Leisure 2.0%
McDonald’s Corp.	630	44,472

Household Products 4.8%
Kimberly-Clark Corp.	705	43,188
Procter & Gamble Co. (The)	1,000	62,160

		105,348

Industrial Conglomerates 1.1%
3M Co.	260	23,054

Information Technology Services 1.0%
Alliance Data Systems Corp.*	280	21,017

Insurance 7.1%
Allstate Corp. (The)	615	20,092
Marsh & McLennan Cos., Inc.	1,320	31,970
Prudential Financial, Inc.	805	51,166
Travelers Cos., Inc. (The)	1,040	52,770

		155,998

Machinery 6.2%
Dover Corp.	870	45,432
Illinois Tool Works, Inc.	850	43,435
Parker Hannifin Corp.	690	47,734

		136,601

Multi-Utilities 2.5%
Dominion Resources, Inc.	1,285	53,713

Oil, Gas & Consumable Fuels 17.0%
Anadarko Petroleum Corp.	1,270	78,943
Apache Corp.	895	91,075
Devon Energy Corp.	1,195	80,459
Occidental Petroleum Corp.	1,037	91,941
XTO Energy, Inc.	640	30,413

		372,831

Pharmaceuticals 9.6%
Abbott Laboratories	1,140	58,322
Johnson & Johnson	820	52,726
Merck & Co., Inc.	1,090	38,194
Pfizer, Inc.	3,680	61,530

		210,772

Semiconductors & Semiconductor Equipment 2.5%
KLA-Tencor Corp.	1,640	55,858

Software 2.5%
Microsoft Corp.	1,760	53,750

Total Common Stocks (cost $1,788,821)		2,025,674

2010 Semiannual Report 59

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Value Fund (Continued)

Mutual Fund 4.4%

	Shares	Market Value

Money Market Fund 4.4%
Invesco AIM Liquid Assets Portfolio, 0.15% (a)	$97,145	$97,145

Total Mutual Fund (cost $97,145)		97,145

Total Investments (cost $1,885,966) (b) — 96.8%		2,122,819

Other assets in excess of liabilities — 3.2%		70,379

NET ASSETS — 100.0%		$2,193,198

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

60 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Value Fund

Assets:
Investments, at value (cost $1,885,966)	$2,122,819
Interest and dividends receivable	2,106
Receivable for capital shares issued	24,236
Receivable from adviser	4,522
Prepaid expenses and other assets	45,561

Total Assets	2,199,244

Liabilities:
Accrued expenses and other payables:
Fund administration fees	210
Distribution fees	302
Administrative servicing fees	377
Accounting and transfer agent fees	2,047
Trustee fees	23
Custodian fees	90
Compliance program costs (Note 3)	6
Professional fees	2,984
Other	7

Total Liabilities	6,046

Net Assets	$2,193,198

Represented by:
Capital	$2,172,378
Accumulated undistributed net investment income	4,686
Accumulated net realized losses from investment transactions	(220,719)
Net unrealized appreciation/(depreciation) from investments	236,853

Net Assets	$2,193,198

Net Assets:
Class A Shares	$1,252,431
Class C Shares	51,637
Class R2 Shares	8,964
Institutional Class Shares	880,166

Total	$2,193,198

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	142,154
Class C Shares	5,894
Class R2 Shares	1,017
Institutional Class Shares	99,691

Total	248,756

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.81
Class C Shares (a)	$8.76
Class R2 Shares	$8.81
Institutional Class Shares	$8.83
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.35

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 61

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Value Fund

INVESTMENT INCOME:
Interest income	$2
Dividend income	18,520

Total Income	18,522

EXPENSES:
Investment advisory fees	6,534
Fund administration fees	1,136
Distribution fees Class A	1,391
Distribution fees Class C	231
Distribution fees Class R2	22
Registration and filing fees	20,695
Professional fees	2,950
Printing fees	1,396
Trustee fees	42
Custodian fees	196
Accounting and transfer agent fees	1,661
Other	848

Total expenses before earnings credit and expenses reimbursed	37,102
Earnings credit (Note 5)	(17)
Expenses reimbursed by adviser (Note 3)	(26,889)

Net Expenses	10,196

NET INVESTMENT INCOME:	8,326

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	20,356
Net change in unrealized appreciation/(depreciation) from investments	211,138

Net realized/unrealized gains from investments	231,494

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$239,820

The accompanying notes are an integral part of these financial statements.

62 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Value Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$8,326	$16,196
Net realized gains/(losses) from investment transactions	20,356	(144,868)
Net change in unrealized appreciation from investments	211,138	335,152

Change in net assets resulting from operations	239,820	206,480

Distributions to Shareholders From:
Net investment income:
Class A	(2,773)	(10,772)
Class C	(36)	(702)
Class R2 (a)	(18)	(94)
Institutional Class	(2,738)	(12,846)

Change in net assets from shareholder distributions	(5,565)	(24,414)

Change in net assets from capital transactions	136,933	365,112

Change in net assets	371,188	547,178

Net Assets:
Beginning of period	1,822,010	1,274,832

End of period	$2,193,198	$1,822,010

Accumulated undistributed net investment income at end of period	$4,686	$1,925

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$216,297	$472,860
Dividends reinvested	2,747	10,682
Cost of shares redeemed (b)	(90,135)	(131,687)

Total Class A	128,909	351,855

Class C Shares
Proceeds from shares issued	5,242	29,373
Dividends reinvested	36	702
Cost of shares redeemed	(10)	(29,736)

Total Class C	5,268	339

Class R2 Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	18	94
Cost of shares redeemed	–	–

Total Class R2	18	94

Institutional Class Shares
Proceeds from shares issued	–	3
Dividends reinvested	2,738	12,846
Cost of shares redeemed	–	(25)

Total Institutional Class	2,738	12,824

Change in net assets from capital transactions	$136,933	$365,112

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 63

Statements of Changes in Net Assets (Continued)

	Nationwide Value Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	25,135	71,404
Reinvested	330	1,615
Redeemed	(10,656)	(17,514)

Total Class A Shares	14,809	55,505

Class C Shares
Issued	621	4,437
Reinvested	4	107
Redeemed	(1)	(4,372)

Total Class C Shares	624	172

Class R2 Shares (a)
Issued	–	–
Reinvested	2	14
Redeemed	–	–

Total Class R2 Shares	2	14

Institutional Class Shares
Issued	–	–
Reinvested	328	1,938
Redeemed	–	–

Total Institutional Class Shares	328	1,938

Total change in shares	15,763	57,629

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

64 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Value Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Investment	from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.82	0.03	0.98	1.01	(0.02)	(0.02)	–	$8.81	12.96%	$1,252,431	1.10%	0.74%	3.78%	10.52%
Year Ended October 31, 2009 (f)	$7.26	0.07	0.60	0.67	(0.11)	(0.11)	–	$7.82	9.59%	$995,261	1.11%	0.99%	6.20%	36.15%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.75)	(2.71)	(0.03)	(0.03)	–	$7.26	(27.18%)	$521,834	1.20%	0.93%	6.99%	31.13%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.79	–	0.98	0.98	(0.01)	(0.01)	–	$8.76	12.55%	$51,637	1.85%	(0.02%)	4.52%	10.52%
Year Ended October 31, 2009 (f)	$7.25	0.02	0.59	0.61	(0.07)	(0.07)	–	$7.79	8.67%	$41,038	1.85%	0.36%	7.14%	36.15%
Period Ended October 31, 2008 (f)(g)	$10.00	–	(2.75)	(2.75)	–	–	–	$7.25	(27.50%)	$36,986	1.85%	0.08%	12.42%	31.13%

Class R2 Shares (h)
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.82	0.02	0.99	1.01	(0.02)	(0.02)	–	$8.81	12.89%	$8,964	1.35%	0.48%	4.02%	10.52%
Year Ended October 31, 2009 (f)	$7.27	0.05	0.59	0.64	(0.09)	(0.09)	–	$7.82	9.10%	$7,942	1.36%	0.79%	6.50%	36.15%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.76)	(2.72)	(0.01)	(0.01)	–	$7.27	(27.24%)	$7,274	1.51%	0.62%	5.45%	31.13%
Amounts designated as “–” are zero or have been rounded to zero

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from February 28, 2008 (commencement of operations) through October 31, 2008.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 65

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Value Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Investment	from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.83	0.04	0.99	1.03	(0.03)	(0.03)	–	$8.83	13.14%	$880,166	0.85%	0.99%	3.52%	10.52%
Year Ended October 31, 2009 (f)	$7.27	0.09	0.60	0.69	(0.13)	(0.13)	–	$7.83	9.85%	$777,769	0.85%	1.31%	5.98%	36.15%
Period Ended October 31, 2008 (f)(g)	$10.00	0.08	(2.77)	(2.69)	(0.04)	(0.04)	–	$7.27	(26.98%)	$708,730	0.85%	1.27%	4.78%	31.13%
Amounts designated as “–” are zero or have been rounded to zero

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from February 28, 2008 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

66 Semiannual Report 2010

Nationwide Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Bond Fund (Class A at NAV) returned 3.96% versus 2.54% for its benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds A Rated (consisting of 138 funds as of April 30, 2010) was 4.00% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s overweight position relative to the benchmark in high-yield, investment-grade credit and commercial mortgage-backed securities (CMBS) contributed positively to Fund performance during the reporting period. The Fund’s underweight position relative to the benchmark in government bonds and short-duration bonds also helped Fund performance.

The asset classes mentioned above all outperformed and were good absolute performers as spreads narrowed in relation to Treasuries. The Fund’s investments in the CMBS sector performed particularly well; Treasury rates were up slightly during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s exposure to mortgage-backed securities (MBS) and Treasury Inflation Protected Securities (TIPS) hurt Fund performance, although the Fund was underweight in MBS relative to the benchmark. The Fund’s lack of exposure to non-Agency MBS also limited Fund performance during the reporting period.

MBS and TIPS were poor performers on an absolute and a relative basis. Many investors backed away from MBS during the reporting period as the Federal Reserve Board’s buying program was ending. Although the economy showed some signs of strength during the reporting period, many investors believed that inflation would remain under control in the near term and therefore lacked interest in TIPS.

What is your outlook for the near term?

The economic recovery appears unlikely to be derailed anytime soon, especially now that employment rates are growing. Job growth, along with modest inflation and low interest rates should boost incomes, spending and profits. Market valuations are not cheap, but asset values can be expected to resume an uptrend as long as macroeconomic prospects remain positive.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Joel S. Buck and Gary S. Davis, CFA

2010 Semiannual Report 67

Fund Performance	Nationwide Bond Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	3.96%	16.47%	5.01%	6.19%
	w/SC2	-0.48%	11.53%	4.10%	5.73%

Class B3	w/o SC1	3.71%	15.90%	4.35%	5.54%
	w/SC4	-1.29%	10.90%	4.01%	5.54%

Class C5	w/o SC1	3.71%	15.91%	4.35%	5.56%
	w/SC6	2.71%	14.91%	4.35%	5.56%

Class D	w/o SC1	4.16%	17.04%	5.35%	6.49%
	w/SC7	-0.48%	11.73%	4.38%	6.00%

Class R2[8,9,10]		3.80%	16.26%	4.76%	6.09%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]	These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns, for periods prior to March 1, 2001, include the performance of the Fund’s Class D shares and, for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]	These returns, for periods prior to the creation of the classes, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.34%	1.10%

Class B	1.99%	1.75%

Class C	1.99%	1.75%

Class D	1.04%	0.80%

Class R2	1.69%	1.45%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Bond Fund, the Barclays Capital U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays Capital U.S. Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

68 Semiannual Report 2010

Shareholder	Nationwide Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Bond Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,039.60	5.77	1.14
	Hypothetical	[b]	1,000.00	1,019.14	5.71	1.14

Class B Shares	Actual		1,000.00	1,037.10	8.84	1.75
	Hypothetical	[b]	1,000.00	1,016.12	8.75	1.75

Class C Shares	Actual		1,000.00	1,037.10	8.84	1.75
	Hypothetical	[b]	1,000.00	1,016.12	8.75	1.75

Class D Shares	Actual		1,000.00	1,041.60	4.10	0.81
	Hypothetical	[b]	1,000.00	1,020.78	4.06	0.81

Class R2 Shares	Actual		1,000.00	1,038.00	7.07	1.40
	Hypothetical	[b]	1,000.00	1,017.85	7.00	1.40

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 69

Portfolio Summary	Nationwide Bond Fund
April 30, 2010 (Unaudited)

Asset Allocation

Corporate Bonds	35.7%
Collateralized Mortgage Obligations	17.6%
U.S. Treasury Notes	10.2%
U.S. Government Mortgage Backed Agencies	8.7%
Commercial Mortgage Backed Securities	7.2%
U.S. Treasury Bonds	6.7%
U.S. Government Sponsored & Agency Obligation	4.5%
Mutual Fund	3.7%
Asset-Backed Securities	1.9%
Yankee Dollar	1.2%
Municipal Bonds	0.8%
Sovereign Bond	0.6%
Other assets in excess of liabilities	1.2%

100.0%

Top Industries †

Diversified Financial Services	5.4%
Insurance	3.4%
Beverages	2.7%
Media	2.6%
Metals & Mining	2.5%
Oil, Gas & Consumable Fuels	2.2%
Machinery	1.4%
Wireless Telecommunication Services	1.3%
Health Care Equipment & Supplies	1.3%
Energy Equipment & Services	1.2%
Other Industries	76.0%

100.0%

Top Holdings †

Fannie Mae REMICS, 4.50%, 03/25/39	5.9%
U.S. Treasury Note, 4.88%, 08/15/16	5.7%
U.S. Treasury Note, 3.25%, 05/31/16	4.6%
Federal Farm Credit Bank, 2.00%, 01/17/12	4.6%
U.S. Treasury Inflation Indexed Bond, 2.00%, 01/15/14	4.3%
Invesco AIM Liquid Assets Portfolio	3.7%
Fannie Mae Grantor Trust, 7.30%, 05/25/10	3.4%
Fannie Mae Pool, 4.50%, 05/01/39	3.2%
U.S. Treasury Inflation Indexed Bond, 2.13%, 01/15/19	2.5%
Fannie Mae REMICS, 5.50%, 05/25/23	2.4%
Other Holdings	59.7%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

70 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Bond Fund

Asset-Backed Securities 1.9%

	Principal Amount	Market Value

Other Asset-Backed Securities 1.9%
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2001-4, Class 1A6, 6.24%, 01/25/13 (a)	$519,307	$500,288
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32 (a)	578,696	471,889
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34 (b)	777,345	737,413

		1,709,590

Total Asset-Backed Securities (cost $1,875,323)		1,709,590

Collateralized Mortgage Obligations 17.6%

ABN Amro Mortgage Corp., Series 2003-8, Class A23, 5.50%, 06/25/33	893,597	866,719
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (b)	837,502	733,055
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	998,788	738,913
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	1,000,000	865,121
Fannie Mae Grantor Trust, Series 2000-T5, Class B, 7.30%, 05/25/10	3,000,000	3,000,725
Fannie Mae REMICS
Series 2003-33, Class LB, 5.50%, 05/25/23	2,000,000	2,150,219
Series 2009-42, Class AP, 4.50%, 03/25/39	5,028,158	5,178,580
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	1,000,000	745,478
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 2AN, 5.68%, 12/25/35 (a)	923,237	672,909
Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	786,852	776,683

Total Collateralized Mortgage Obligations (cost $16,618,409)		15,728,402

Commercial Mortgage Backed Securities 7.2%

	Principal Amount	Market Value

Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A3 5.84%, 04/10/49 (a)	1,000,000	1,031,271
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A3 5.69%, 09/15/40 (a)	1,000,000	1,007,662
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2 4.94%, 12/15/35	955,000	1,002,643
Enterprise Mortgage Acceptance Co. LLC, Series 1998-1, Class A3 6.63%, 01/15/25 (c)	373,531	301,763
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A3 5.72%, 12/10/49	1,000,000	1,037,629
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A3 6.14%, 07/15/44 (a)	1,000,000	1,055,569
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3 5.64%, 11/15/30 (a)	1,000,000	1,048,003

Total Commercial Mortgage Backed Securities (cost $6,173,194)		6,484,540

Corporate Bonds 35.7%

Air Freight & Logistics 1.1%
Federal Express Corp. 1993 Pass Through Trust, Series B2, 7.63%, 01/01/15	898,072	961,916

Airlines 0.9%
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.90%, 01/02/17	855,501	838,391

Beverages 2.6%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 01/15/19 (c)	1,000,000	1,203,636
SABMiller PLC, 6.50%, 07/15/18 (c)	1,000,000	1,137,926

		2,341,562

Chemicals 0.9%
Mosaic Global Holdings, Inc., 7.30%, 01/15/28	750,000	810,128

2010 Semiannual Report 71

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Commercial Banks 0.9%
HSBC Holdings PLC, 6.80%, 06/01/38	$750,000	$819,014

Computers & Peripherals 1.0%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	905,734

Diversified Financial Services 5.3%
Bank of America NA, 6.10%, 06/15/17	1,000,000	1,041,222
Citigroup, Inc., 8.13%, 07/15/39	750,000	893,811
JPMorgan Chase & Co.
5.25%, 05/01/15	1,000,000	1,073,749
7.90%, 04/30/18 (d)(e)	1,000,000	1,050,250
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	500,000	681,514

		4,740,546

Diversified Telecommunication Services 1.1%
Qwest Corp., 6.88%, 09/15/33	1,000,000	960,000

Electric Utilities 0.9%
Nisource Finance Corp., 6.13%, 03/01/22	750,000	796,318

Energy Equipment & Services 1.2%
Weatherford International, Inc., 6.35%, 06/15/17	1,000,000	1,103,492

Food & Staples Retailing 1.2%
CVS Pass-Through Trust, 6.94%, 01/10/30	953,338	1,032,208

Food Products 0.9%
Kraft Foods, Inc., 5.38%, 02/10/20	750,000	777,911

Health Care Equipment & Supplies 1.3%
Covidien International Finance SA, 6.00%, 10/15/17	1,000,000	1,108,568

Health Care Providers & Services 1.2%
Quest Diagnostics, Inc., 5.13%, 11/01/10	1,000,000	1,017,361

Industrial Conglomerates 1.2%
General Electric Co., 5.25%, 12/06/17	$1,000,000	$1,063,601

Insurance 3.4%
Liberty Mutual Group, Inc., 7.30%, 06/15/14 (c)	1,000,000	1,094,539
Oil Insurance Ltd., 7.56%, 06/30/11 (c)(d)(e)	1,000,000	873,130
Principal Life Income Funding Trusts, 5.30%, 12/14/12	1,000,000	1,079,920

		3,047,589

Machinery 1.4%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,271,444

Media 2.5%
Comcast Cable Holdings LLC, 9.80%, 02/01/12	1,000,000	1,130,908
Time Warner Cable, Inc., 6.75%, 07/01/18	1,000,000	1,133,776

		2,264,684

Metals & Mining 1.2%
Rio Tinto Finance USA Ltd., 5.88%, 07/15/13	1,000,000	1,104,938

Oil, Gas & Consumable Fuels 2.2%
Energy Transfer Partners LP, 6.70%, 07/01/18	750,000	839,268
EOG Resources, Inc., 6.13%, 10/01/13	1,000,000	1,123,215

		1,962,483

Paper & Forest Products 0.9%
Stora Enso Oyj, 7.25%, 04/15/36 (c)	1,000,000	811,074

Real Estate Investment Trusts (REITs) 1.1%
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	980,731

Wireless Telecommunication Services 1.3%
Cellco Partnership/Verizon Wireless Capital LLC, 7.38%, 11/15/13	1,000,000	1,162,192

Total Corporate Bonds (cost $29,469,078)		31,881,885

Municipal Bonds 0.8%

Iowa 0.7%
Tobacco Settlement Authority, Series 2005 A, 6.50%, 06/01/23	790,000	674,644

72 Semiannual Report 2010

Municipal Bonds (continued)
	Principal Amount	Market Value

Louisiana 0.1%
Tobacco Settlement Financing Corp., Series 2001, 6.36%, 05/15/25	$64,352	$64,170

Total Municipal Bonds (cost $854,256)		738,814

U.S. Government Mortgage Backed Agencies 8.7%

Fannie Mae Pool Pool# 383661 6.62%, 06/01/16	1,760,058	2,014,785
Pool# 386905 5.00%, 04/01/19	907,876	959,305
Pool# AA6943 4.50%, 05/01/39	2,804,722	2,831,046
Freddie Mac Gold Pool Pool# E01443, 3.50%, 07/01/18	1,936,471	1,934,982

Total U.S. Government Mortgage Backed Agencies (cost $7,366,961)		7,740,118

Sovereign Bond 0.6%

ISRAEL 0.6%
Israel Government AID Bond, 0.00%, 05/15/24	1,000,000	498,687

Total Sovereign Bond (cost $461,194)		498,687

U.S. Government Sponsored & Agency Obligation 4.5%

Federal Farm Credit Bank 2.00%, 01/17/12	4,000,000	4,070,868

Total U.S. Government Sponsored & Agency Obligation (cost $4,026,129)		4,070,868

U.S. Treasury Bonds 6.7%

U.S. Treasury Inflation Indexed Bond
2.00%, 01/15/14	3,000,000	3,768,905
2.13%, 01/15/19	2,000,000	2,181,804

Total U.S. Treasury Bonds (cost $5,852,763)		5,950,709

U.S. Treasury Notes 10.2%

	Principal Amount	Market Value

U.S. Treasury Note
3.25%, 05/31/16	4,000,000	4,090,936
4.88%, 08/15/16	4,500,000	5,030,154

Total U.S. Treasury Notes (cost $8,888,396)		9,121,090

Yankee Dollar 1.2%

Metals & Mining 1.2%
Xstrata Canada Corp., 6.00%, 10/15/15	1,000,000	1,084,689

Total Yankee Dollar (cost $891,195)		1,084,689

Mutual Fund 3.7%

	Shares	Market Value

Money Market Fund 3.7%
Invesco AIM Liquid Assets Portfolio, 0.15% (f)	3,306,006	3,306,006

Total Mutual Fund (cost $3,306,006)		3,306,006

Total Investments (cost $85,782,904) (g) — 98.8%		88,315,398

Other assets in excess of liabilities — 1.2%		1,065,024

NET ASSETS — 100.0%		$89,380,422

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2010. The maturity date represents the actual maturity date.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2010.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2010 was $5,422,068 which represents 6.07% of net assets.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2010.

(e)	Perpetual bond security. The maturity date reflects the next call date.

2010 Semiannual Report 73

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Fund (Continued)

(f)	Represents 7-day effective yield as of April 30, 2010.

(g)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

74 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Bond Fund

Assets:
Investments, at value (cost $85,782,904)	$88,315,398
Cash	10
Interest receivable	869,492
Receivable for capital shares issued	371,895
Reclaims receivable	8,365
Prepaid expenses and other assets	43,163

Total Assets	89,608,323

Liabilities:
Distributions payable	38,035
Payable for capital shares redeemed	56,893
Accrued expenses and other payables:
Investment advisory fees	31,342
Fund administration fees	8,448
Distribution fees	7,260
Administrative servicing fees	22,687
Accounting and transfer agent fees	19,846
Trustee fees	1,238
Custodian fees	2,490
Compliance program costs (Note 3)	747
Professional fees	8,719
Printing fees	30,196

Total Liabilities	227,901

Net Assets	$89,380,422

Represented by:
Capital	$86,905,636
Accumulated net investment loss	(188,722)
Accumulated net realized gains from investment transactions	131,014
Net unrealized appreciation/(depreciation) from investments	2,532,494

Net Assets	$89,380,422

Net Assets:
Class A Shares	$17,552,800
Class B Shares	670,176
Class C Shares	3,801,505
Class D Shares	67,146,075
Class R2 Shares	209,866

Total	$89,380,422

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,790,240
Class B Shares	68,311
Class C Shares	387,229
Class D Shares	6,839,613
Class R2 Shares	21,386

Total	9,106,779

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 75

Statement of Assets and Liabilities
April 30, 2010 (Continued)

Nationwide
Bond Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.80
Class B Shares (a)	$9.81
Class C Shares (b)	$9.82
Class D Shares	$9.82
Class R2 Shares	$9.81

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.23
Class D Shares	$10.28

Maximum Sales Charge:
Class A Shares	4.25%

Maximum Sales Charge:
Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

76 Semiannual Report 2010

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Bond Fund

INVESTMENT INCOME:
Interest income	$2,195,967
Dividend income	3,265

Total Income	2,199,232

EXPENSES:
Investment advisory fees	218,989
Fund administration fees	49,420
Distribution fees Class A	20,728
Distribution fees Class B	3,284
Distribution fees Class C	18,217
Distribution fees Class R2	453
Administrative servicing fees Class A	11,669
Administrative servicing fees Class D	18,939
Administrative servicing fees Class R2	137
Registration and filing fees	28,489
Professional fees	7,659
Printing fees	18,081
Trustee fees	1,918
Custodian fees	5,384
Accounting and transfer agent fees	20,552
Compliance program costs (Note 3)	439
Other	2,802

Total expenses before earnings credit and expenses reimbursed	427,160

Earnings credit (Note 5)	(357)
Expenses reimbursed by adviser (Note 3)	(24,858)

Net Expenses	401,945

NET INVESTMENT INCOME	1,797,287

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	692,417
Net change in unrealized appreciation/(depreciation) from investments	1,107,315

Net realized/unrealized gains from investments	1,799,732

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,597,019

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 77

Statements of Changes in Net Assets

	Nationwide Bond Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$1,797,287	$4,391,588
Net realized gains/(losses) from investment transactions	692,417	(564,909)
Net change in unrealized appreciation from investments	1,107,315	9,103,338

Change in net assets resulting from operations	3,597,019	12,930,017

Distributions to Shareholders From:
Net investment income:
Class A	(357,621)	(746,429)
Class B	(11,887)	(27,231)
Class C	(65,608)	(123,691)
Class D	(1,567,609)	(3,484,321)
Class R2 (a)	(3,592)	(4,182)
Class X (b)	–	(8,524)
Class Y (b)	–	(1,142)
Net realized gains:
Class A	–	(8,540)
Class B	–	(290)
Class C	–	(1,613)
Class D	–	(40,367)
Class R2 (a)	–	(41)
Class X (b)	–	(484)
Class Y (b)	–	(65)

Change in net assets from shareholder distributions	(2,006,317)	(4,446,920)

Change in net assets from capital transactions	840,940	(1,175,867)

Change in net assets	2,431,642	7,307,230

Net Assets:
Beginning of period	86,948,780	79,641,550

End of period	$89,380,422	$86,948,780

Accumulated undistributed net investment income/(loss) at end of period	$(188,722)	$20,308

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,428,353	$3,952,810
Proceeds from shares issued from class conversion	–	800,752
Dividends reinvested	322,996	621,050
Cost of shares redeemed (c)	(2,103,519)	(4,198,147)

Total Class A	1,647,830	1,176,465

Class B Shares
Proceeds from shares issued	27,633	337,363
Dividends reinvested	3,390	7,530
Cost of shares redeemed	(34,666)	(158,092)

Total Class B	(3,643)	186,801

Amounts designated as “–” are zero or have been rounded to zero

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

(c)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

78 Semiannual Report 2010

	Nationwide Bond Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$952,822	$1,645,024
Dividends reinvested	23,773	39,839
Cost of shares redeemed (c)	(578,729)	(905,886)

Total Class C	397,866	778,977

Class D Shares
Proceeds from shares issued	2,538,223	6,220,580
Dividends reinvested	1,393,585	3,165,321
Cost of shares redeemed (c)	(5,185,892)	(11,874,750)

Total Class D	(1,254,084)	(2,488,849)

Class R2 Shares (a)
Proceeds from shares issued	61,018	108,322
Dividends reinvested	1,159	445
Cost of shares redeemed	(9,206)	(32,351)

Total Class R2	52,971	76,416

Class X Shares (b)
Proceeds from shares issued	–	6,723
Dividends reinvested	–	8,152
Cost of shares redeemed in class conversion	–	(705,020)
Cost of shares redeemed	–	(114,843)

Total Class X	–	(804,988)

Class Y Shares (b)
Proceeds from shares issued	–	4,794
Dividends reinvested	–	789
Cost of shares redeemed in class conversion	–	(95,732)
Cost of shares redeemed	–	(10,540)

Total Class Y	–	(100,689)

Change in net assets from capital transactions	$840,940	$(1,175,867)

SHARE TRANSACTIONS:
Class A Shares
Issued	354,326	440,774
Issued in class conversion	–	91,514
Reinvested	33,260	68,932
Redeemed	(216,718)	(462,471)

Total Class A Shares	170,868	138,749

Class B Shares
Issued	2,838	38,325
Reinvested	349	764
Redeemed	(3,574)	(17,133)

Total Class B Shares	(387)	21,956

Amounts designated as “–” are zero or have been rounded to zero

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

(c)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 79

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	98,341	182,362
Reinvested	2,444	4,170
Redeemed	(59,544)	(101,598)

Total Class C Shares	41,241	84,934

Class D Shares
Issued	261,539	720,056
Reinvested	143,267	320,036
Redeemed	(534,275)	(1,325,158)

Total Class D Shares	(129,469)	(285,066)

Class R2 Shares (a)
Issued	6,280	11,856
Reinvested	119	47
Redeemed	(950)	(3,717)

Total Class R2 Shares	5,449	8,186

Class X Shares (b)
Issued	–	773
Reinvested	–	938
Redeemed	–	(13,162)
Redeemed in class conversion	–	(80,572)

Total Class X Shares	–	(92,023)

Class Y Shares (b)
Issued	–	550
Reinvested	–	91
Redeemed	–	(1,204)
Redeemed in class conversion	–	(10,928)

Total Class Y Shares	–	(11,491)

Total change in shares	87,702	(134,755)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

80 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations			Distributions					Ratios / Supplemental Data

														Ratio of
			Net Realized										Ratio of Net	Expenses
	Net Asset		and Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.63	0.19	0.19	0.38	(0.21)	–	(0.21)	–	$9.80	3.96%	$17,552,800	1.14%	3.94%	1.20%		11.76%
Year Ended October 31, 2009 (f)	$8.69	0.47	0.94	1.41	(0.46)	(0.01)	(0.47)	–	$9.63	16.72%	$15,594,506	1.22%	5.18%	1.32%		61.11%
Year Ended October 31, 2008	$9.52	0.43	(0.83)	(0.40)	(0.43)	–	(0.43)	–	$8.69	(4.44%)	$12,867,795	1.11%	4.58%	1.11%		68.51%
Year Ended October 31, 2007	$9.58	0.47	(0.07)	0.40	(0.46)	–	(0.46)	–	$9.52	4.23%	$12,177,566	1.07%	4.89%	1.08%		39.35%
Year Ended October 31, 2006	$9.53	0.44	0.04	0.48	(0.43)	–	(0.43)	–	$9.58	5.22%	$11,434,384	1.08%	4.76%	1.08%		36.06%
Year Ended October 31, 2005	$9.75	0.40	(0.22)	0.18	(0.40)	–	(0.40)	–	$9.53	1.87%	$10,212,294	1.10%	4.15%	1	.10%(g)	34.08%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.63	0.16	0.19	0.35	(0.17)	–	(0.17)	–	$9.81	3.71%	$670,176	1.75%	3.33%	1.81%		11.76%
Year Ended October 31, 2009 (f)	$8.69	0.41	0.95	1.36	(0.41)	(0.01)	(0.42)	–	$9.63	16.03%	$661,509	1.79%	4.59%	1.90%		61.11%
Year Ended October 31, 2008	$9.52	0.37	(0.83)	(0.46)	(0.37)	–	(0.37)	–	$8.69	(5.08%)	$406,247	1.80%	3.89%	1.80%		68.51%
Year Ended October 31, 2007	$9.57	0.40	(0.06)	0.34	(0.39)	–	(0.39)	–	$9.52	3.67%	$371,480	1.72%	4.24%	1.73%		39.35%
Year Ended October 31, 2006	$9.53	0.39	0.02	0.41	(0.37)	–	(0.37)	–	$9.57	4.41%	$268,065	1.75%	4.12%	1.75%		36.06%
Year Ended October 31, 2005	$9.75	0.34	(0.22)	0.12	(0.34)	–	(0.34)	–	$9.53	1.18%	$223,027	1.78%	3.46%	1	.78%(g)	34.08%
Amounts designated as “–” are zero or have been rounded to zero

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 81

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

														Ratio of
			Net Realized										Ratio of Net	Expenses
	Net Asset		and Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.64	0.16	0.19	0.35	(0.17)	–	(0.17)	–	$9.82	3.71%	$3,801,505	1.75%	3.33%	1.81%		11.76%
Year Ended October 31, 2009 (f)	$8.70	0.42	0.94	1.36	(0.41)	(0.01)	(0.42)	–	$9.64	16.05%	$3,334,007	1.77%	4.61%	1.91%		61.11%
Year Ended October 31, 2008	$9.53	0.37	(0.83)	(0.46)	(0.37)	–	(0.37)	–	$8.70	(5.07%)	$2,270,713	1.78%	3.93%	1.78%		68.51%
Year Ended October 31, 2007	$9.58	0.40	(0.06)	0.34	(0.39)	–	(0.39)	–	$9.53	3.66%	$1,430,376	1.72%	4.24%	1.73%		39.35%
Year Ended October 31, 2006	$9.54	0.39	0.02	0.41	(0.37)	–	(0.37)	–	$9.58	4.40%	$1,305,823	1.74%	4.15%	1.74%		36.06%
Year Ended October 31, 2005	$9.76	0.34	(0.22)	0.12	(0.34)	–	(0.34)	–	$9.54	1.18%	$696,206	1.78%	3.45%	1	.78%(g)	34.08%

Class D Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.64	0.21	0.20	0.41	(0.23)	–	(0.23)	–	$9.82	4.16%	$67,146,075	0.81%	4.27%	0.86%		11.76%
Year Ended October 31, 2009 (f)	$8.70	0.50	0.95	1.45	(0.50)	(0.01)	(0.51)	–	$9.64	17.22%	$67,205,223	0.86%	5.51%	0.96%		61.11%
Year Ended October 31, 2008	$9.53	0.46	(0.83)	(0.37)	(0.46)	–	(0.46)	–	$8.70	(4.16%)	$63,129,602	0.82%	4.85%	0.82%		68.51%
Year Ended October 31, 2007	$9.59	0.49	(0.07)	0.42	(0.48)	–	(0.48)	–	$9.53	4.54%	$75,009,099	0.77%	5.17%	0.77%		39.35%
Year Ended October 31, 2006	$9.55	0.48	0.02	0.50	(0.46)	–	(0.46)	–	$9.59	5.39%	$83,878,254	0.80%	5.00%	0.80%		36.06%
Year Ended October 31, 2005	$9.77	0.43	(0.22)	0.21	(0.43)	–	(0.43)	–	$9.55	2.15%	$99,133,387	0.83%	4.41%	0	.83%(g)	34.08%
Amounts designated as “–” are zero or have been rounded to zero

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

82 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

														Ratio of
			Net Realized										Ratio of Net	Expenses
	Net Asset		and Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class R2 Shares (h)
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.63	0.18	0.19	0.37	(0.19)	–	(0.19)	–	$9.81	3.80%	$209,866	1.40%	3.69%	1.46%		11.76%
Year Ended October 31, 2009 (f)	$8.70	0.45	0.93	1.38	(0.44)	(0.01)	(0.45)	–	$9.63	16.38%	$153,535	1.49%	4.92%	1.61%		61.11%
Year Ended October 31, 2008	$9.53	0.42	(0.83)	(0.41)	(0.42)	–	(0.42)	–	$8.70	(4.60%)	$67,400	1.31%	4.38%	1.31%		68.51%
Year Ended October 31, 2007	$9.59	0.42	(0.06)	0.36	(0.42)	–	(0.42)	–	$9.53	3.88%	$1,440	1.44%	4.51%	1.44%		39.35%
Year Ended October 31, 2006	$9.55	0.42	0.03	0.45	(0.41)	–	(0.41)	–	$9.59	4.88%	$1,112	1.30%	4.53%	1.30%		36.06%
Year Ended October 31, 2005	$9.77	0.40	(0.22)	0.18	(0.40)	–	(0.40)	–	$9.55	1.81%	$1,060	1.14%	4.08%	1	.14%(g)	34.08%

Amounts designated as “–” are zero or have been rounded to zero
(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares method.
(g) There were no fee reductions during the period.
(h) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 83

Nationwide Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Enhanced Income Fund (Class A at NAV) returned 0.36% versus 0.24% for its composite benchmark, 50% BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Ultra-Short Obligations Funds (consisting of 63 funds as of April 30, 2010) was 1.47% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Credit-sensitive sectors performed well during the reporting period, led by commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and corporate bonds. The Fund’s holdings in these sectors as well as U.S. Agency mortgage-backed securities (MBS) were the top performers for the Fund during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s holdings in U.S. Treasury securities provided the lowest overall relative returns as investor demand for higher yield drove outperformance of spread sectors relative to Treasuries. None of the securities held by the Fund defaulted during the reporting period.

What is your outlook for the near term?

U.S. economic data continues to be mixed with good signs of improvement in manufacturing, consumer spending, exports and corporate earnings. Continued challenges can be seen in the labor market, residential and commercial real estate, and small business creation. Prospects for a double-dip recession have faded considerably as greater stabilization in economic activity has appeared. The Federal Reserve Board’s exit strategy and timing of removing excess liquidity in the banking system, as well as the Fed’s accommodative policy, still remain unclear.

Our best-case forecast calls for the economy to experience 1% to 3% growth during the next 12 months. The rate of inflation remains subdued, and is not yet likely to force the Fed to raise interest rates at this juncture. We expect a modest increase in interest rates, particularly in the front end, and yield curve flattening this year (the yield curve is a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds). Investors’ ability to consume an estimated $2.4 trillion of Treasury issuance in 2010 may influence the overall yield curve and push rates higher.

The recent significant rebounds in stock and bond markets have lessened the negative wealth effect experienced during the past few years. The consumer continues to surprise even in the face of significant headwinds. Yet peripheral stresses such as recent sovereign debt concerns with Greece and the potential for tighter Chinese monetary policy also continue to challenge the credit markets.

Financial regulatory reform legislation is working its way through the U.S. Congress. Much focus and debate can be expected, since the ramifications of reform can have an extensive impact on the economy and the financial sector in terms of challenges to liquidity and profitability. Efforts to avoid “too big to fail” situations through company breakups may impede economic growth. Regulations on non-bank financial institutions and the adoption of strict rules on capital leverage, liquidity and risk management also may slow the rate of growth. No one knows what the end result will be, but it is no surprise that reform in the financial markets is needed.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Perpetua M. Phillips and Paul Rocheleau

84 Semiannual Report 2010

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	0.36%	1.41%	3.22%	2.64%

	w/SC2	-1.89%	-0.86%	2.76%	2.40%

Class R2[3,4,5]		0.39%	1.43%	3.10%	2.55%

Institutional Service Class[3]		0.54%	1.58%	3.40%	2.78%

Institutional Class[3]		0.69%	1.85%	3.56%	2.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 2.25% front-end sales charge was deducted.

[3]	Not subject to any sales charges.

[4]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[5]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R2 shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R2 shares; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.88%	0.81%

Class R2	1.22%	1.15%

Institutional Service Class	0.72%	0.65%

Institutional Class	0.52%	0.45%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Enhanced Income Fund, Composite Index(a), the Merrill Lynch 6-Month Treasury Bill (T-Bill) Index (b), the Merrill Lynch 1-Year Treasury Bill (T-Bill) Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill (T-Bill) Index.

(b)	The Merrill Lynch 6-Month Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The Merrill Lynch 1-Year Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 85

Shareholder	Nationwide Enhanced Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Enhanced			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Income Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,003.60	4.02	0.81
	Hypothetical	[b]	1,000.00	1,020.78	4.06	0.81

Class R2 Shares	Actual		1,000.00	1,003.90	4.72	0.95
	Hypothetical	[b]	1,000.00	1,020.08	4.76	0.95

Institutional Service Class Shares	Actual		1,000.00	1,005.40	3.48	0.70
	Hypothetical	[b]	1,000.00	1,021.32	3.51	0.70

Institutional Class Shares	Actual		1,000.00	1,006.90	2.24	0.45
	Hypothetical	[b]	1,000.00	1,022.56	2.26	0.45

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

86 Semiannual Report 2010

Portfolio Summary	Nationwide Enhanced Income Fund
April 30, 2010

Asset Allocation

Corporate Bonds	30.0%
Collateralized Mortgage Obligations	25.8%
Asset-Backed Securities	25.0%
Mutual Fund	7.1%
U.S. Government Sponsored & Agency Obligations	4.1%
Sovereign Bonds	3.7%
Commercial Mortgage Backed Securities	2.7%
U.S. Treasury Note	1.7%
U.S. Government Mortgage Backed Agencies	1.0%
Yankee Dollar	0.3%
Liabilities in excess of other assets	(1	.4)%

	100.0%

Top Industries †

Diversified Financial Services	9.0%
Commercial Banks	4.2%
Capital Markets	4.1%
Aerospace & Defense	2.7%
Supranational	1.9%
Diversified Telecommunication Services	1.7%
Pharmaceuticals	1.6%
Insurance	1.4%
Consumer Finance	1.0%
Communications Equipment	0.9%
Other Industries	71.5%

100.0%

Top Holdings †

Invesco AIM Liquid Assets Portfolio	7.0%
Fannie Mae REMICS, 4.00%, 09/25/24	2.4%
U.S. Treasury Note, 1.00%, 09/30/11	1.6%
CenterPoint Energy Transition Bond Co. LLC, 4.97%, 08/01/14	1.2%
Freddie Mac REMICS, 4.00%, 01/15/17	1.2%
PG&E Energy Recovery Funding LLC, 5.03%, 03/25/14	1.2%
Honeywell International, Inc., 6.13%, 11/01/11	1.1%
Western Union Co. (The), 5.40%, 11/17/11	1.1%
General Electric Capital Corp., 5.00%, 11/15/11	1.1%
Freddie Mac REMICS, 3.14%, 11/15/17	1.1%
Other Holdings	81.0%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 87

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Enhanced Income Fund

Asset-Backed Securities 25.0%

	Principal Amount	Market Value

Automobile Asset-Backed Securities 11.7%
Ally Auto Receivables Trust, Series 2010-1, Class A2, 0.75%, 04/15/12	$1,600,000	$1,598,356
Bank of America Auto Trust Series 2009-3A, Class A2, 0.89%, 04/15/12 (a)	2,000,000	2,002,596
Series 2010-1A, Class A2, 0.75%, 06/15/12 (a)	2,000,000	2,000,169
BMW Vehicle Owner Trust, Series 2010-A, Class A2, 0.68%, 09/25/12	2,000,000	1,998,147
Capital Auto Receivables Asset Trust Series 2006-2, Class A3A, 4.98%, 05/15/11	131,698	132,339
Series 2007-1, Class A4A, 5.01%, 04/16/12	2,500,000	2,565,470
Honda Auto Receivables Owner Trust Series 2009-2, Class A2, 2.22%, 08/15/11	1,438,183	1,444,002
Series 2010-1, Class A2, 0.62%, 02/21/12	2,500,000	2,499,159
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A3, 3.89%, 08/15/11	644,662	649,143
Toyota Auto Receivables Owner Trust Series 2010-A, Class A2, 0.75%, 05/15/12	2,500,000	2,499,980
Series 2010-A, Class A3, 1.27%, 12/16/13	750,000	749,951
USAA Auto Owner Trust, Series 2009-2, Class A3, 1.54%, 02/18/14	2,000,000	2,012,822
Volkswagen Auto Loan Enhanced Trust Series 2008-1, Class A3, 4.50%, 07/20/12	1,710,105	1,741,621
Series 2010-1, Class A2, 0.66%, 05/21/12	2,000,000	1,999,158
World Omni Auto Receivables Trust Series 2008-B, Class A2, 4.13%, 03/15/11	211,943	212,501
Series 2009-A, Class A3, 3.33%, 05/15/13	2,000,000	2,048,058
Series 2010-A, Class A2, 0.70%, 06/15/12	2,000,000	1,999,143

		28,152,615

Credit Card Asset-Backed Securities 6.6%
American Express Credit Account Master Trust Series 2006-2, Class A, 5.35%, 01/15/14	1,000,000	1,050,354
Series 2007-5, Class A, 0.28%, 12/15/14 (b)	2,000,000	1,990,712
BA Credit Card Trust, Series 2006-A16, Class A16, 4.72%, 05/15/13	1,410,000	1,446,041
Capital One Multi-Asset Execution Trust, Series 2006-A2, Class A, 4.85%, 11/15/13	2,000,000	2,058,516
Chase Issuance Trust Series 2005-A10, Class A10, 4.65%, 12/17/12	1,230,000	1,253,171
Series 2006-A1, Class A, 0.29%, 04/15/13 (b)	1,997,000	1,995,153
Citibank Credit Card Issuance Trust Series 2005-A7, Class A7, 4.75%, 10/22/12	2,000,000	2,039,472
Series 2007-A5, Class A5, 5.50%, 06/22/12	1,055,000	1,062,704
MBNA Credit Card Master Note Trust Series 2004-A2, Class A2, 0.40%, 07/15/13 (b)	1,696,000	1,695,710
Series 2005-A3, Class A3, 4.10%, 10/15/12	1,440,000	1,442,209

		16,034,042

Other Asset-Backed Securities 6.7%
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2, 4.97%, 08/01/14	2,898,165	3,036,842
FPL Recovery Funding LLC, Series 2007-A, Class A1, 5.05%, 02/01/13	455,868	462,478
John Deere Owner Trust Series 2008-A, Class A4, 4.89%, 03/16/15	2,500,000	2,614,020
Series 2009-B, Class A3, 1.57%, 10/15/13	800,000	804,838
Series 2010-A, Class A2, 0.72%, 07/15/12	2,500,000	2,500,000
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A3, 4.13%, 09/15/13	1,420,696	1,459,724
Peco Energy Transition Trust, Series 2001-A, Class A1, 6.52%, 12/31/10	1,153,008	1,176,322
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A2, 5.03%, 03/25/14	2,766,492	2,883,669
PSE&G Transition Funding LLC, Series 2001-1, Class A5, 6.45%, 03/15/13	1,148,427	1,182,929

		16,120,822

Total Asset-Backed Securities (cost $60,201,917)		60,307,479

88 Semiannual Report 2010

Collateralized Mortgage Obligations 25.8%

	Principal Amount	Market Value

Fannie Mae REMICS Series 2003-92, Class PC, 4.50%, 05/25/15	$191,164	$191,529
Series 2005-91, Class PB, 4.50%, 06/25/16	393,948	396,743
Series 2002-82, Class XD, 5.00%, 07/25/16	804,337	822,393
Series 2003-15, Class WC, 4.00%, 12/25/16	876,209	892,066
Series 2004-61, Class AB, 5.00%, 03/25/17	451,588	455,968
Series 2004-6, Class CA, 4.00%, 06/25/17	1,383,126	1,432,940
Series 2003-67, Class TA, 3.00%, 08/25/17	1,412,553	1,444,963
Series 2004-29, Class L, 4.00%, 09/25/17	954,605	987,954
Series 2004-32, Class AB, 4.00%, 10/25/17	869,132	901,045
Series 2003-49, Class TK, 3.50%, 03/25/18	1,655,414	1,708,546
Series 2003-57, Class NB, 3.00%, 06/25/18	199,362	203,431
Series 2003-75, Class NB, 3.25%, 08/25/18	127,004	128,887
Series 2008-15, Class JM, 4.00%, 02/25/19	831,165	863,682
Series 2008-18, Class MD, 4.00%, 03/25/19	1,766,902	1,840,338
Series 2009-88, Class EA, 4.50%, 05/25/23	2,128,619	2,231,480
Series 2009-44, Class A, 4.50%, 12/25/23	1,454,885	1,528,037
Series 2004-96, Class EW, 4.50%, 06/25/24	728,611	736,284
Series 2009-76, Class MA, 4.00%, 09/25/24	5,689,311	5,935,025
Series 2003-14, Class AN, 3.50%, 03/25/33	191,699	192,816
Freddie Mac REMICS Series 3483, Class FB, 0.39%, 08/15/11 (b)	593,461	593,177
Series 3584, Class BL, 1.25%, 10/15/12	3,055,892	3,089,985
Series 3574, Class AC, 1.85%, 08/15/14	3,552,847	3,580,685
Series 3555, Class JA, 4.00%, 12/15/14	1,556,055	1,616,297
Series 2668, Class AD, 4.00%, 01/15/15	362,291	364,595
Series 2689, Class PC, 4.00%, 09/15/15	853,569	863,059
Series 2614, Class TD, 3.50%, 05/15/16	1,320,165	1,348,091
Series 2517, Class OD, 5.00%, 05/15/16	375,982	378,839
Series 2628, Class PX, 4.00%, 10/15/16	409,807	413,093
Series 2628, Class PV, 3.75%, 10/15/16	273,205	275,278
Series 2672, Class NF, 4.00%, 12/15/16	1,618,327	1,674,681
Series 2630, Class KS, 4.00%, 01/15/17	2,907,074	3,008,080
Series 2611, Class KC, 3.50%, 01/15/17	155,698	158,404
Series 2625, Class JD, 3.25%, 07/15/17	687,592	705,782
Series 2640, Class GD, 4.50%, 08/15/17	2,000,000	2,092,526
Series 2783, Class AB, 4.00%, 10/15/17	934,223	969,275
Series 2628, Class GQ, 3.14%, 11/15/17	2,560,121	2,626,161
Series 2628, Class DQ, 3.00%, 11/15/17	2,048,097	2,095,763
Series 2664, Class GA, 4.50%, 01/15/18	203,425	209,462
Series 2555, Class B, 4.25%, 01/15/18	1,281,573	1,347,045
Series 2629, Class AN, 3.50%, 01/15/18	2,135,481	2,205,122
Series 2629, Class AM, 4.00%, 01/15/18	1,098,247	1,143,657
Series 2643, Class NT, 4.50%, 03/15/18	2,221,570	2,339,560
Series 2613, Class PA, 3.25%, 05/15/18	1,172,992	1,205,465
Series 2630, Class JA, 3.00%, 06/15/18	116,113	117,216
Series 2877, Class GP, 4.00%, 11/15/18	1,174,103	1,218,696
Series 3110, Class AG, 5.00%, 03/15/19	1,127,302	1,173,697
Government National Mortgage Association Series 2003-49, Class A, 2.21%, 10/16/17	1,675,707	1,681,067
Series 2004-103, Class A, 3.88%, 12/16/19	737,390	741,183
Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 06/25/18	34,681	34,579

Total Collateralized Mortgage Obligations (cost $61,817,348)		62,164,647

2010 Semiannual Report 89

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Commercial Mortgage Backed Securities 2.7%

	Principal Amount	Market Value

Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A3 4.88%, 11/10/42	$1,066,877	$1,066,263
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3 6.64%, 01/17/32	311,174	311,414
GE Capital Commercial Mortgage Corp., Series 2004-C1, Class A2 3.92%, 11/10/38	1,129,754	1,138,986
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A3 4.21%, 12/10/41	436,366	436,754
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A4 4.76%, 06/10/36	557,739	565,631
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A1 5.34%, 05/12/45	747,165	759,219
Morgan Stanley Capital I, Series 2004-IQ8, Class A3 4.50%, 06/15/40	603,835	608,381
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class A2, 4.38%, 10/15/41	677,574	689,917
Series 2005-C17, Class A2, 4.78%, 03/15/42	978,251	977,823

Total Commercial Mortgage Backed Securities (cost $6,468,621)		6,554,388

Corporate Bonds 30.0%

Aerospace & Defense 2.8%
General Dynamics Corp., 1.80%, 07/15/11	2,500,000	2,519,955
Honeywell International, Inc., 6.13%, 11/01/11	2,500,000	2,695,355
United Technologies Corp., 4.38%, 05/01/10	1,500,000	1,500,000

		6,715,310

Biotechnology 0.8%
Genentech, Inc., 4.40%, 07/15/10	2,000,000	2,015,780

Capital Markets 4.2%
Bank of New York Mellon Corp. (The), 4.95%, 01/14/11	2,000,000	2,060,428
Citigroup Funding, Inc., 0.44%, 07/30/10 (b)	2,000,000	2,000,816
Goldman Sachs Group, Inc. (The), 1.63%, 07/15/11	$2,000,000	$2,019,214
Morgan Stanley, 2.90%, 12/01/10	2,000,000	2,028,372
State Street Bank and Trust Co., 1.85%, 03/15/11	2,000,000	2,023,540

		10,132,370

Commercial Banks 3.5%
BNP Paribas, 0.69%, 04/08/13 (b)	2,500,000	2,499,763
Rabobank Nederland NV, 0.65%, 05/19/10 (a)(b)	1,500,000	1,500,250
Wells Fargo & Co., 3.00%, 12/09/11	2,000,000	2,067,716
Westpac Banking Corp., 0.84%, 04/08/13 (a)(b)	2,500,000	2,501,222

		8,568,951

Communications Equipment 0.9%
Cisco Systems, Inc., 5.25%, 02/22/11	2,000,000	2,073,782

Computers & Peripherals 0.7%
Hewlett-Packard Co.
1.30%, 05/27/11 (b)	300,000	303,340
2.25%, 05/27/11	1,500,000	1,519,438

		1,822,778

Consumer Finance 1.0%
American Express Credit Corp., 0.46%, 12/02/10 (b)	1,426,000	1,426,819
John Deere Capital Corp., 7.00%, 03/15/12	900,000	996,736

		2,423,555

Diversified Financial Services 8.7%
Bank of America Corp., 5.38%, 08/15/11	2,000,000	2,099,746
Bank of America NA, 1.70%, 12/23/10	2,000,000	2,016,134
General Electric Capital Corp. 1.80%, 03/11/11	2,000,000	2,021,544
5.00%, 11/15/11	2,500,000	2,640,283
HSBC Finance Corp., 6.38%, 10/15/11	1,875,000	1,988,381
John Hancock Global Funding II, 7.90%, 07/02/10 (a)	1,500,000	1,515,627
JPMorgan Chase & Co. 2.63%, 12/01/10	2,000,000	2,025,232
5.60%, 06/01/11	2,020,000	2,110,191
National Rural Utilities Cooperative Finance Corp., 4.38%, 10/01/10	2,000,000	2,031,318
Western Union Co. (The), 5.40%, 11/17/11	2,500,000	2,651,720

		21,100,176

90 Semiannual Report 2010

Corporate Bonds (continued)
	Principal Amount	Market Value

Diversified Telecommunication Services 1.7%
AT&T Corp., 7.30%, 11/15/11	$1,793,000	$1,955,864
Verizon Global Funding Corp., 7.25%, 12/01/10	2,000,000	2,076,358

		4,032,222

Food Products 0.9%
Unilever Capital Corp., 7.13%, 11/01/10	2,000,000	2,066,078

Insurance 1.5%
Berkshire Hathaway, Inc., 1.40%, 02/10/12	2,500,000	2,518,370
New York Life Global Funding, 4.63%, 08/16/10 (a)	1,000,000	1,008,993

		3,527,363

Multiline Retail 0.7%
Costco Wholesale Corp., 5.30%, 03/15/12	1,600,000	1,717,731

Oil, Gas & Consumable Fuels 0.6%
Burlington Resources, Inc., 9.88%, 06/15/10	1,500,000	1,515,881

Pharmaceuticals 1.6%
Abbott Laboratories, 5.60%, 05/15/11	1,735,000	1,821,139
Pfizer, Inc., 2.21%, 03/15/11 (b)	2,000,000	2,034,800

		3,855,939

Specialty Retail 0.4%
Lowe’s Cos., Inc., 8.25%, 06/01/10	885,000	888,932

Total Corporate Bonds (cost $72,171,325)		72,456,848

U.S. Government Mortgage Backed Agencies 1.0%

Fannie Mae Pool
Pool# 253845 6.00%, 06/01/16	50,963	55,006
Pool# 254089
6.00%, 12/01/16	80,400	86,777
Pool# 545415
6.00%, 01/01/17	72,396	78,138
Pool# 254195
5.50%, 02/01/17	168,098	180,643
Pool# 625178
5.50%, 02/01/17	137,448	147,705
Freddie Mac Gold Pool Pool# E00678
6.50%, 06/01/14	27,846	29,628
Pool# B17493
4.00%, 12/01/14	1,731,123	1,781,598
Pool# E00991
6.00%, 07/01/16	39,939	43,032

Total U.S. Government Mortgage Backed Agencies (cost $2,366,094)		2,402,527

Sovereign Bonds 3.7%

CANADA 1.0%
Province of Ontario Canada, 2.75%, 02/22/11	2,500,000	2,543,560

GERMANY 0.7%
Kreditanstalt fuer Wiederaufbau, 5.00%, 06/01/10	1,695,000	1,700,763

SUPRANATIONAL 2.0%
African Development Bank, 0.53%, 03/23/11 (b)	1,700,000	1,697,624
Asian Development Bank, 4.13%, 09/15/10	1,000,000	1,013,946
International Bank for Reconstruction & Development, 0.43%, 03/04/11 (b)	2,000,000	2,004,524

		4,716,094

Total Sovereign Bonds (cost $8,952,578)		8,960,417

U.S. Government Sponsored & Agency Obligations 4.1%

Federal Farm Credit Bank 4.75%, 05/07/10	2,000,000	2,000,998
Federal Home Loan Bank 2.75%, 06/18/10	2,000,000	2,006,318
Federal National Mortgage Association 4.13%, 05/15/10	2,000,000	2,002,586
4.38%, 06/21/10	2,000,000	2,010,796
1.75%, 03/23/11	2,000,000	2,020,712

Total U.S. Government Sponsored & Agency Obligations (cost $10,021,495)		10,041,410

U.S. Treasury Note 1.7%

	Principal Amount	Market Value

U.S. Treasury Note, 1.00%, 09/30/11	4,000,000	4,018,436

Total U.S. Treasury Note (cost $4,005,780)		4,018,436

2010 Semiannual Report 91

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

U.S. Treasury Note (continued)

Yankee Dollar 0.3%
Health Care Equipment & Supplies 0.3%
Baxter FinCo BV, 4.75%, 10/15/10	$675,000	$688,379

Total Yankee Dollar (cost $685,807)		688,379

Mutual Fund 7.1%

	Shares	Market Value

Money Market Fund 7.1%
Invesco AIM Liquid Assets Portfolio, 0.15% (c)	17,044,303	17,044,303

Total Mutual Fund (cost $17,044,303)		17,044,303

Total Investments (cost $243,735,268) (d) — 101.4%		244,638,834

Liabilities in excess of other assets — (1.4)%		(3,329,468)

NET ASSETS — 100.0%		$241,309,366

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2010 was $10,528,857 which represents 4.36% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2010. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of April 30, 2010.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

BV	Private Limited Liability Company

LLC	Limited Liability Company

NA	National Association

NV	Public Traded Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

92 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Enhanced
Income Fund

Assets:
Investments, at value (cost $243,735,268)	$244,638,834
Cash	1,763
Interest receivable	1,487,482
Receivable for capital shares issued	8,429
Prepaid expenses and other assets	37,917

Total Assets	246,174,425

Liabilities:
Payable for investments purchased	4,698,877
Distributions payable	3,521
Payable for capital shares redeemed	55,329
Accrued expenses and other payables:
Investment advisory fees	52,763
Fund administration fees	22,863
Distribution fees	1,115
Administrative servicing fees	2,878
Accounting and transfer agent fees	9,811
Trustee fees	1,670
Custodian fees	849
Compliance program costs (Note 3)	1,695
Professional fees	12,433
Printing fees	740
Other	515

Total Liabilities	4,865,059

Net Assets	$241,309,366

Represented by:
Capital	$248,149,719
Accumulated net investment loss	(712,321)
Accumulated net realized losses from investment transactions	(7,031,598)
Net unrealized appreciation/(depreciation) from investments	903,566

Net Assets	$241,309,366

Net Assets:
Class A Shares	$5,474,256
Class R2 Shares	63,128
Institutional Service Class Shares	13,320
Institutional Class Shares	235,758,662

Total	$241,309,366

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	601,567
Class R2 Shares	6,931
Institutional Service Class Shares	1,462
Institutional Class Shares	25,918,362

Total	26,528,322

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 93

Statement of Assets and Liabilities (Continued)

Nationwide
Enhanced
Income Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.10
Class R2 Shares	$9.11
Institutional Service Class Shares	$9.11
Institutional Class Shares	$9.10
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.31

Maximum Sales Charge:
Class A Shares	2.25%

The accompanying notes are an integral part of these financial statements.

94 Semiannual Report 2010

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Enhanced
Income Fund

INVESTMENT INCOME:
Interest income	$2,342,908
Dividend income	9,858

Total Income	2,352,766

EXPENSES:
Investment advisory fees	395,980
Fund administration fees	129,167
Distribution fees Class A	5,427
Distribution fees Class R2	149
Administrative servicing fees Class A	2,489
Administrative servicing fees Institutional Service Class	16
Registration and filing fees	21,012
Professional fees	15,016
Printing fees	6,530
Trustee fees	5,539
Custodian fees	3,912
Accounting and transfer agent fees	8,883
Compliance program costs (Note 3)	1,105
Other	6,630

Total expenses before earnings credit and expenses reimbursed	601,855

Earnings credit (Note 5)	(40)
Expenses reimbursed by adviser (Note 3)	(84,249)

Net Expenses	517,566

NET INVESTMENT INCOME	1,835,200

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(7,535)
Net change in unrealized appreciation/(depreciation) from investments	(461,108)

Net realized/unrealized losses from investments	(468,643)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,366,557

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 95

Statements of Changes in Net Assets

	Nationwide Enhanced Income Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$1,835,200	$4,688,409
Net realized losses from investment transactions	(7,535)	(1,100,516)
Net change in unrealized appreciation/(depreciation) from investments	(461,108)	3,276,816

Change in net assets resulting from operations	1,366,557	6,864,709

Distributions to Shareholders From:
Net investment income:
Class A	(46,655)	(70,372)
Class R2 (a)	(618)	(459)
Institutional Service Class	(159)	(318)
Institutional Class	(2,939,281)	(4,741,069)

Change in net assets from shareholder distributions	(2,986,713)	(4,812,218)

Change in net assets from capital transactions	31,626,735	37,831,350

Change in net assets	30,006,579	39,883,841

Net Assets:
Beginning of period	211,302,787	171,418,946

End of period	$241,309,366	$211,302,787

Accumulated undistributed net investment income (loss) at end of period	$(712,321)	$439,192

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,811,262	$3,772,688
Dividends reinvested	30,587	46,723
Cost of shares redeemed	(1,932,416)	(2,415,328)

Total Class A	1,909,433	1,404,083

Class R2 Shares (a)
Proceeds from shares issued	14,900	57,557
Dividends reinvested	91	61
Cost of shares redeemed	(8,870)	(1,314)

Total Class R2	6,121	56,304

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	159	318
Cost of shares redeemed	–	–

Total Institutional Service Class	159	318

Institutional Class Shares
Proceeds from shares issued	39,007,153	61,364,717
Dividends reinvested	2,939,268	4,372,526
Cost of shares redeemed	(12,235,399)	(29,366,598)

Total Institutional Class	29,711,022	36,370,645

Change in net assets from capital transactions	$31,626,735	$37,831,350

Amounts designated as “–” are zero or have been rounded to zero

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

96 Semiannual Report 2010

	Nationwide Enhanced Income Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS:
Class A Shares
Issued	417,773	413,252
Reinvested	3,353	5,111
Redeemed	(211,872)	(264,234)

Total Class A Shares	209,254	154,129

Class R2 Shares (a)
Issued	1,633	6,271
Reinvested	10	6
Redeemed	(971)	(143)

Total Class R2 Shares	672	6,134

Institutional Service Class Shares
Issued	–	2
Reinvested	17	33
Redeemed	–	–

Total Institutional Service Class Shares	17	35

Institutional Class Shares
Issued	4,279,767	6,711,439
Reinvested	322,321	478,632
Redeemed	(1,342,172)	(3,215,618)

Total Institutional Class Shares	3,259,916	3,974,453

Total change in shares	3,469,859	4,134,751

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 97

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Enhanced Income Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized									Ratio of
			and								Ratio of Net	Expenses
	Net Asset		Unrealized							Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.17	0.05	(0.02)	0.03	(0.10)	(0.10)	$9.10	0.36%	$5,474,256	0.81%	1.16%	0.88%	30.74%
Year Ended October 31, 2009 (f)	$9.06	0.23	0.09	0.32	(0.21)	(0.21)	$9.17	3.53%	$3,595,763	0.87%	2.46%	0.96%	64.69%
Year Ended October 31, 2008	$9.18	0.34	(0.12)	0.22	(0.34)	(0.34)	$9.06	2.42%	$2,157,832	0.72%	3.70%	0.80%	84.97%
Year Ended October 31, 2007	$9.13	0.40	0.03	0.43	(0.38)	(0.38)	$9.18	4.75%	$1,390,488	0.75%	4.28%	0.81%	55.72%
Year Ended October 31, 2006	$9.08	0.32	0.05	0.37	(0.32)	(0.32)	$9.13	4.15%	$1,569,685	0.72%	3.51%	0.76%	77.44%
Year Ended October 31, 2005	$9.16	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.08	1.66%	$1,241,849	0.80%	2.36%	0.85%	60.80%

Class R2 Shares (g)
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.17	0.05	(0.01)	0.04	(0.10)	(0.10)	$9.11	0.39%	$63,128	0.95%	1.13%	1.02%	30.74%
Year Ended October 31, 2009 (f)	$9.07	0.14	0.15	0.29	(0.19)	(0.19)	$9.17	3.28%	$57,411	0.96%	1.51%	1.06%	64.69%
Year Ended October 31, 2008	$9.19	0.32	(0.12)	0.20	(0.32)	(0.32)	$9.07	2.18%	$1,133	0.99%	3.50%	1.04%	84.97%
Year Ended October 31, 2007	$9.14	0.37	0.03	0.40	(0.35)	(0.35)	$9.19	4.44%	$1,110	0.99%	3.99%	1.00%	55.72%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.12%	$1,062	0.74%	3.50%	0.74%	77.44%
Year Ended October 31, 2005	$9.17	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.09	1.70%	$1,021	0.72%	2.42%	0.72%	60.80%

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.17	0.06	(0.01)	0.05	(0.11)	(0.11)	$9.11	0.54%	$13,320	0.70%	1.41%	0.77%	30.74%
Year Ended October 31, 2009 (f)	$9.07	0.24	0.08	0.32	(0.22)	(0.22)	$9.17	3.60%	$13,257	0.66%	2.59%	0.76%	64.69%
Year Ended October 31, 2008	$9.19	0.36	(0.12)	0.24	(0.36)	(0.36)	$9.07	2.67%	$12,790	0.49%	3.98%	0.55%	84.97%
Year Ended October 31, 2007	$9.14	0.47	(0.03)	0.44	(0.39)	(0.39)	$9.19	4.91%	$13,429	0.66%	6.16%	0.74%	55.72%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.17%	$11,872	0.70%	3.47%	0.73%	77.44%
Year Ended October 31, 2005	$9.17	0.23	(0.07)	0.16	(0.24)	(0.24)	$9.09	1.77%	$5,660,518	0.70%	2.47%	0.75%	60.80%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.16	0.07	(0.01)	0.06	(0.12)	(0.12)	$9.10	0.69%	$235,758,662	0.45%	1.63%	0.52%	30.74%
Year Ended October 31, 2009 (f)	$9.06	0.23	0.11	0.34	(0.24)	(0.24)	$9.16	3.80%	$207,636,356	0.47%	2.54%	0.56%	64.69%
Year Ended October 31, 2008	$9.18	0.37	(0.12)	0.25	(0.37)	(0.37)	$9.06	2.74%	$169,247,191	0.43%	4.03%	0.50%	84.97%
Year Ended October 31, 2007	$9.13	0.42	0.03	0.45	(0.40)	(0.40)	$9.18	5.04%	$163,386,152	0.45%	4.49%	0.49%	55.72%
Year Ended October 31, 2006	$9.09	0.34	0.04	0.38	(0.34)	(0.34)	$9.13	4.31%	$437,051,902	0.45%	3.79%	0.49%	77.44%
Year Ended October 31, 2005	$9.17	0.25	(0.07)	0.18	(0.26)	(0.26)	$9.09	2.13%	$452,749,327	0.45%	2.76%	0.50%	60.80%

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

98 Semiannual Report 2010

Nationwide Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Government Bond Fund (Class A at NAV) returned 2.20% versus 1.00% for its benchmark, the BofA Merrill Lynch (BofAML) Government Master Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 75 funds as of April 30, 2010) was 1.69% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The best performers in the Fund during the reporting period were investments in Agency mortgage-backed securities (MBS). These securities benefited from the Federal Reserve Board’s purchase of $1.25 trillion, which caused these securities’ spreads to tighten versus Treasury notes. The second-best performance in the Fund came from investments in collateralized mortgage obligations (CMOs). These structured Agency mortgage pools also benefited during the reporting period for the reason given above. In addition, the Fund’s investments in U.S. Treasury notes added to Fund performance. The Fund’s largest holding, a U.S. Treasury bond in the 11-year maturity sector, benefited as it “rolled” into the 10-year part of the yield curve and the yield compressed to that of the 10-year portion of the curve (the yield curve is a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds).

What areas of investment detracted from Fund performance?

The worst performance in the Fund came from investments in Agency notes. These Fund holdings were primarily ones with less than five years to maturity. Amid a largely unchanged interest-rate environment, their yield was much less than that of holdings with longer maturities. The lowest contribution to Fund performance came from holding cash; yields were very low due to the Federal Reserve’s zero-interest-rate policy.

What is your outlook for the near term?

The economic recovery appears unlikely to be derailed anytime soon, especially now that employment rates appear to be growing. Job growth, along with modest inflation and low interest rates should boost incomes, spending and profits. Market valuations are not cheap, but asset values can be expected to resume an uptrend as long as macroeconomic prospects remain positive.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Joel S. Buck and Gary R. Hunt, CFA

2010 Semiannual Report 99

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	2.20%	5.03%	5.07%	5.97%
	w/SC2	-2.12%	0.54%	4.16%	5.52%

Class B3	w/o SC1	1.92%	4.54%	4.43%	5.35%
	w/SC4	-3.03%	-0.46%	4.09%	5.35%

Class C5	w/o SC1	1.92%	4.55%	4.45%	5.37%
	w/SC6	0.93%	3.55%	4.45%	5.37%

Class D	w/o SC1	2.32%	5.38%	5.38%	6.26%
	w/SC7	-2.26%	0.60%	4.41%	5.77%

Class R2[8,9,10]		2.09%	4.79%	4.91%	5.94%

Institutional Class[8,10]		2.53%	5.69%	5.53%	6.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.
[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 4.25% front-end sales charge was deducted.
[3]	These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns, for periods prior to March 1, 2001, include the performance of the Fund’s Class D shares and, for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	A 4.50% front-end sales charge was deducted.
[8]	Not subject to any sales charges.
[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[10]	These returns, for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

Expense Ratios

Expense
Ratio*

Class A	1.14%

Class B	1.77%

Class C	1.77%

Class D	0.88%

Class R2	1.47%

Institutional Class	0.77%

*	Current effective prospectus dated May 6, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Government Bond Fund, the Merrill Lynch U.S. Treasury/Agency Master AAA Index (ML USTA)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The ML USTA gives a broad look at how U.S. government bonds have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

100 Semiannual Report 2010

Shareholder	Nationwide Government Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Government			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Bond Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,022.00	6.12	1.22
	Hypothetical	[b]	1,000.00	1,018.74	6.11	1.22

Class B Shares	Actual		1,000.00	1,019.20	8.66	1.73
	Hypothetical	[b]	1,000.00	1,016.22	8.65	1.73

Class C Shares	Actual		1,000.00	1,019.20	8.66	1.73
	Hypothetical	[b]	1,000.00	1,016.22	8.65	1.73

Class D Shares	Actual		1,000.00	1,023.20	4.41	0.88
	Hypothetical	[b]	1,000.00	1,020.43	4.41	0.88

Class R2 Shares	Actual		1,000.00	1,020.90	7.17	1.43
	Hypothetical	[b]	1,000.00	1,017.70	7.15	1.43

Institutional Class Shares	Actual		1,000.00	1,025.30	3.21	0.64
	Hypothetical	[b]	1,000.00	1,021.62	3.21	0.64

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 101

Portfolio Summary	Nationwide Government Bond Fund
April 30, 2010 (Unaudited)

Asset Allocation

U.S. Government Mortgage Backed Agencies	34.8%
Collateralized Mortgage Obligations	19.5%
U.S. Treasury Bond	19.3%
U.S. Treasury Notes	15.0%
Mutual Fund	5.8%
U.S. Government Sponsored & Agency Obligations	5.2%
Other assets in excess of liabilities	0.4%

100.0%

Top Holdings †

U.S. Treasury Bond, 8.13%, 08/15/21	19.4%
U.S. Treasury Note, 4.00%, 08/15/18	10.4%
Fannie Mae Pool, 5.63%, 06/01/12	7.7%
Fannie Mae Grantor Trust, 5.50%, 09/25/11	6.0%
Invesco AIM Liquid Assets Portfolio	5.8%
U.S. Treasury Note, 2.25%, 01/31/15	4.6%
Fannie Mae Pool, 4.04%, 02/01/15	4.5%
Federal Home Loan Bank MTN, 8.02%, 02/13/15	4.2%
Fannie Mae Pool, 6.84%, 04/01/20	3.2%
Fannie Mae REMICS, 6.30%, 10/17/38	3.0%
Other Holdings	31.2%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

102 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 19.5%

	Principal Amount	Market Value

Fannie Mae Grantor Trust
Series 2001-T2, Class B, 6.02%, 11/25/10	$3,127,000	$3,207,917
Series 2001-T11, Class B, 5.50%, 09/25/11	8,585,000	9,070,404
Fannie Mae REMICS
Series 1988-25, Class B, 9.25%, 10/25/18	7,927	8,821
Series 1990-7, Class B, 8.50%, 01/25/20	22,405	24,848
Series 1993-16, Class Z, 7.50%, 02/25/23	95,154	107,512
Series 1993-226, Class PK, 6.00%, 12/25/23	895,315	970,956
Series 2003-66, Class AP, 3.50%, 11/25/32	1,782,570	1,815,982
Series 1998-73, Class MZ, 6.30%, 10/17/38	4,033,776	4,473,836
Fannie Mae-Aces
Series 2006-M2, Class A1F, 4.85%, 07/25/12 (a)	3,190,503	3,334,911
Series 1998-M4, Class D, 6.27%, 02/25/35	592,143	605,918
Freddie Mac REMICS
Series 2960, Class BL, 5.00%, 02/15/23	3,916,728	4,132,880
Series 1684, Class I, 6.50%, 03/15/24	1,534,674	1,672,996
Series 2296, Class H, 6.50%, 03/15/31	92,520	99,154

Total Collateralized Mortgage Obligations (cost $28,053,143)		29,526,135

U.S. Government Mortgage Backed Agencies 34.8%
Fannie Mae Pool
Pool# 873942 5.87%, 09/01/11	3,878,181	4,090,675
Pool# 460669 5.63%, 06/01/12	10,735,950	11,534,840
Pool# 463344 4.04%, 02/01/15	6,517,009	6,804,731
Pool# 381190 7.90%, 08/01/15	1,441,886	1,667,316
Pool# 383142 7.11%, 10/01/15	1,702,996	1,766,037
Pool# 380082 6.35%, 03/01/16	3,647,297	3,951,008
Pool# 381995 7.40%, 10/01/17	982,719	1,126,530
Pool# 385012 6.84%, 04/01/20	4,178,845	4,810,314
Pool# 874740 6.32%, 07/01/22	1,736,972	1,992,155
Pool# 874982 6.81%, 11/01/25	1,710,447	2,024,621
Pool# 385258 6.65%, 07/01/27	1,277,732	1,427,585
Pool# 387114 5.62%, 09/01/34	1,161,501	1,210,680
Pool# 773298 4.89%, 04/01/35 (a)	3,900,481	4,122,220
Pool# 813605 3.35%, 07/01/36 (a)	1,760,166	1,826,073
Pool# 745769 3.65%, 07/01/36 (a)	3,968,968	4,153,687

Total U.S. Government Mortgage Backed Agencies (cost $50,000,592)		52,508,472

U.S. Government Sponsored & Agency Obligations 5.2%

Federal Home Loan Bank 5.99%, 04/15/13	1,500,000	1,685,973
Federal Home Loan Bank MTN 8.02%, 02/13/15	5,000,000	6,219,070

Total U.S. Government Sponsored & Agency Obligations (cost $7,233,759)		7,905,043

U.S. Treasury Bond 19.3%

U.S. Treasury Bond, 8.13%, 08/15/21	21,000,000	29,203,125

Total U.S. Treasury Bond (cost $29,360,087)		29,203,125

U.S. Treasury Notes 15.0%

U.S. Treasury Note
2.25%, 01/31/15	7,000,000	6,973,750
4.00%, 08/15/18	15,000,000	15,651,570

Total U.S. Treasury Notes (cost $22,536,603)		22,625,320

2010 Semiannual Report 103

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Government Bond Fund (Continued)

Mutual Fund 5.8%

	Shares	Market Value

Money Market Fund 5.8%
Invesco AIM Liquid Assets Portfolio, 0.15% (b)	8,698,771	$8,698,771

Total Mutual Fund (cost $8,698,771)		8,698,771

Total Investments (cost $145,882,955) (c) — 99.6%		150,466,866

Other assets in excess of liabilities — 0.4%		591,319

NET ASSETS — 100.0%		$151,058,185

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2010. The maturity date represents the actual maturity date.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

MTN	Medium Term Note

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

104 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide Government
Bond Fund

Assets:
Investments, at value (cost $145,882,955)	$150,466,866
Cash	13
Interest receivable	959,439
Receivable for capital shares issued	21,235
Prepaid expenses and other assets	43,792

Total Assets	151,491,345

Liabilities:
Distributions payable	27,399
Payable for capital shares redeemed	199,591
Accrued expenses and other payables:
Investment advisory fees	62,153
Fund administration fees	12,303
Distribution fees	14,891
Administrative servicing fees	66,272
Accounting and transfer agent fees	14,096
Trustee fees	2,296
Custodian fees	2,804
Compliance program costs (Note 3)	1,377
Professional fees	13,503
Printing fees	16,475

Total Liabilities	433,160

Net Assets	$151,058,185

Represented by:
Capital	$144,163,042
Accumulated net investment loss	(358,542)
Accumulated net realized gains from investment transactions	2,669,774
Net unrealized appreciation/(depreciation) from investments	4,583,911

Net Assets	$151,058,185

Net Assets:
Class A Shares	$54,464,849
Class B Shares	1,141,249
Class C Shares	2,519,274
Class D Shares	91,193,124
Class R2 Shares	1,738,678
Institutional Class Shares	1,011

Total	$151,058,185

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,061,457
Class B Shares	106,063
Class C Shares	234,127
Class D Shares	8,472,857
Class R2 Shares	161,439
Institutional Class Shares	94

Total	14,036,037

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 105

Statement of Assets and Liabilities (Continued)

Nationwide Government
Bond Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.76
Class B Shares (a)	$10.76
Class C Shares (b)	$10.76
Class D Shares	$10.76
Class R2 Shares	$10.77
Institutional Class Shares	$10.76
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.24

Class D Shares	$11.27

Maximum Sales Charge:
Class A Shares	4.25%

Maximum Sales Charge:
Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

106 Semiannual Report 2010

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide Government
Bond Fund

INVESTMENT INCOME:
Interest income	$3,157,581
Dividend income	2,742

Total Income	3,160,323

EXPENSES:
Investment advisory fees	383,393
Fund administration fees	84,341
Distribution fees Class A	67,705
Distribution fees Class B	6,009
Distribution fees Class C	13,114
Distribution fees Class R2	4,766
Administrative servicing fees Class A	66,969
Administrative servicing fees Class D	73,498
Administrative servicing fees Class R2	1,906
Registration and filing fees	28,738
Professional fees	11,121
Printing fees	17,117
Trustee fees	3,370
Custodian fees	5,751
Accounting and transfer agent fees	17,593
Compliance program costs (Note 3)	779
Other	4,819

Total expenses before earnings credit	790,989
Earnings credit (Note 5)	(258)

Net Expenses	790,731

NET INVESTMENT INCOME	2,369,592

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,782,871
Net change in unrealized appreciation/(depreciation) from investments	(1,669,184)

Net realized/unrealized gains from investments	1,113,687

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,483,279

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 107

Statements of Changes in Net Assets

	Nationwide Government Bond Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$2,369,592	$5,469,943
Net realized gains from investment transactions	2,782,871	2,301,600
Net change in unrealized appreciation/(depreciation) from investments	(1,669,184)	7,477,476

Change in net assets resulting from operations	3,483,279	15,249,019

Distributions to Shareholders From:
Net investment income:
Class A	(955,167)	(1,727,798)
Class B	(17,817)	(32,534)
Class C	(39,008)	(58,631)
Class D	(1,851,339)	(3,590,839)
Class R2 (a)	(31,911)	(32,706)
Class X (b)	–	(8,099)
Class Y (b)	–	(5,095)
Institutional Class	(24)	(45)
Net realized gains:
Class A	(782,899)	(287,124)
Class B	(17,194)	(7,144)
Class C	(37,355)	(17,477)
Class D	(1,380,521)	(614,665)
Class R2 (a)	(28,486)	(3,422)
Class X (b)	–	(6,714)
Class Y (b)	–	(4,313)
Institutional Class	(18)	(7)

Change in net assets from shareholder distributions	(5,141,739)	(6,396,613)

Change in net assets from capital transactions	(4,566,973)	4,455,568

Change in net assets	(6,225,433)	13,307,974

Net Assets:
Beginning of period	157,283,618	143,975,644

End of period	$151,058,185	$157,283,618

Accumulated undistributed net investment income (loss) at end of period	$(358,542)	$167,132

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,098,963	$22,086,286
Proceeds from shares issued from class conversion (b)	–	1,837,026
Dividends reinvested	1,680,827	1,832,681
Cost of shares redeemed (c)	(6,809,372)	(17,334,690)

Total Class A	970,418	8,421,303

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.
(c)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

108 Semiannual Report 2010

	Nationwide Government Bond Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class B Shares
Proceeds from shares issued	$51,642	$575,439
Dividends reinvested	15,231	13,404
Cost of shares redeemed	(228,928)	(395,327)

Total Class B	(162,055)	193,516

Class C Shares
Proceeds from shares issued	773,257	2,386,983
Dividends reinvested	42,399	16,384
Cost of shares redeemed (c)	(494,671)	(2,726,069)

Total Class C	320,985	(322,702)

Class D Shares
Proceeds from shares issued	4,056,230	20,964,311
Dividends reinvested	3,057,650	3,706,693
Cost of shares redeemed (c)	(12,684,874)	(27,884,940)

Total Class D	(5,570,994)	(3,213,936)

Class R2 Shares (a)
Proceeds from shares issued	403,800	1,544,614
Dividends reinvested	9,565	9,307
Cost of shares redeemed (c)	(538,449)	(294,884)

Total Class R2	(125,084)	1,259,037

Class X Shares (b)
Proceeds from shares issued	–	105,937
Dividends reinvested	–	14,590
Cost of shares redeemed in class conversion	–	(1,131,213)
Cost of shares redeemed	–	(171,518)

Total Class X	–	(1,182,204)

Class Y Shares (b)
Proceeds from shares issued	–	2,150
Dividends reinvested	–	8,065
Cost of shares redeemed in class conversion	–	(705,813)
Cost of shares redeemed	–	(3,900)

Total Class Y	–	(699,498)

Institutional Class Shares
Proceeds from shares issued	1,001	3
Dividends reinvested	42	49
Cost of shares redeemed (c)	(1,286)	–

Total Institutional Class	(243)	52

Change in net assets from capital transactions	$(4,566,973)	$4,455,568

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.
(c)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 109

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS:
Class A Shares
Issued	567,138	2,060,933
Issued in class conversion (b)	–	172,159
Reinvested	156,320	170,648
Redeemed	(634,396)	(1,614,038)

Total Class A Shares	89,062	789,702

Class B Shares
Issued	4,783	53,835
Reinvested	1,416	1,247
Redeemed	(21,115)	(36,990)

Total Class B Shares	(14,916)	18,092

Class C Shares
Issued	71,574	222,009
Reinvested	3,945	1,526
Redeemed	(46,142)	(253,336)

Total Class C Shares	29,377	(29,801)

Class D Shares
Issued	376,318	1,952,791
Reinvested	284,345	345,043
Redeemed	(1,179,551)	(2,599,769)

Total Class D Shares	(518,888)	(301,935)

Class R2 Shares (a)
Issued	37,344	144,023
Reinvested	889	866
Redeemed	(49,941)	(27,464)

Total Class R2 Shares	(11,708)	117,425

Class X Shares (b)
Issued	–	9,795
Reinvested	–	1,363
Redeemed	–	(16,220)
Redeemed in class conversion	–	(106,104)

Total Class X Shares	–	(111,166)

Class Y Shares (b)
Issued	–	202
Reinvested	–	753
Redeemed	–	(368)
Redeemed in class conversion	–	(66,202)

Total Class Y Shares	–	(65,615)

Institutional Class Shares
Issued	93	–
Reinvested	4	5
Redeemed	(120)	–

Total Institutional Class Shares	(23)	5

Total change in shares	(427,096)	416,707

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

110 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

		Operations			Distributions						Ratios/Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.87	0.15	0.09	0.24	(0.19)	(0.16)	(0.35)	–	$10.76	2.20%	$54,464,849	1.22%	2.90%	1.22%		49.84%
Year Ended October 31, 2009 (f)	$10.25	0.35	0.69	1.04	(0.35)	(0.07)	(0.42)	–	$10.87	10.19%	$54,052,272	1.16%	3.23%	1.16%		77.90%
Year Ended October 31, 2008	$10.27	0.42	(0.03)	0.39	(0.41)	–	(0.41)	–	$10.25	3.81%	$42,857,123	1.07%	4.02%	1.07%		82.40%
Year Ended October 31, 2007	$10.19	0.41	0.09	0.50	(0.42)	–	(0.42)	–	$10.27	5.01%	$31,194,601	1.10%	4.09%	1.10%		90.18%
Year Ended October 31, 2006	$10.17	0.40	0.02	0.42	(0.39)	(0.01)	(0.40)	–	$10.19	4.25%	$31,585,695	1.09%	3.95%	1.09%		150.10%
Year Ended October 31, 2005	$10.37	0.35	(0.20)	0.15	(0.35)	–	(0.35)	–	$10.17	1.46%	$54,165,868	1.10%	3.41%	1	.10%(g)	117.67%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.87	0.13	0.08	0.21	(0.16)	(0.16)	(0.32)	–	$10.76	1.92%	$1,141,249	1.73%	2.41%	1.73%		49.84%
Year Ended October 31, 2009 (f)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$1,314,664	1.78%	2.62%	1.78%		77.90%
Year Ended October 31, 2008	$10.27	0.35	(0.04)	0.31	(0.34)	–	(0.34)	–	$10.24	3.04%	$1,053,810	1.73%	3.33%	1.73%		82.40%
Year Ended October 31, 2007	$10.19	0.35	0.09	0.44	(0.36)	–	(0.36)	–	$10.27	4.39%	$417,265	1.71%	3.48%	1.71%		90.18%
Year Ended October 31, 2006	$10.17	0.34	0.02	0.36	(0.33)	(0.01)	(0.34)	–	$10.19	3.61%	$360,941	1.69%	3.42%	1.69%		150.10%
Year Ended October 31, 2005	$10.37	0.29	(0.20)	0.09	(0.29)	–	(0.29)	–	$10.17	0.85%	$152,497	1.71%	2.79%	1	.71%(g)	117.67%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.87	0.13	0.08	0.21	(0.16)	(0.16)	(0.32)	–	$10.76	1.92%	$2,519,274	1.73%	2.40%	1.73%		49.84%
Year Ended October 31, 2009 (f)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$2,225,145	1.78%	2.65%	1.78%		77.90%
Year Ended October 31, 2008	$10.26	0.35	(0.03)	0.32	(0.34)	–	(0.34)	–	$10.24	3.14%	$2,402,430	1.72%	3.39%	1.72%		82.40%
Year Ended October 31, 2007	$10.19	0.36	0.07	0.43	(0.36)	–	(0.36)	–	$10.26	4.29%	$1,513,196	1.70%	3.46%	1.71%		90.18%
Year Ended October 31, 2006	$10.16	0.34	0.03	0.37	(0.33)	(0.01)	(0.34)	–	$10.19	3.69%	$2,645,133	1.69%	3.45%	1.69%		150.10%
Year Ended October 31, 2005	$10.37	0.29	(0.21)	0.08	(0.29)	–	(0.29)	–	$10.16	0.75%	$330,619	1.71%	2.80%	1	.71%(g)	117.67%

Class D Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.88	0.17	0.08	0.25	(0.21)	(0.16)	(0.37)	–	$10.76	2.32%	$91,193,124	0.88%	3.24%	0.88%		49.84%
Year Ended October 31, 2009 (f)	$10.25	0.38	0.70	1.08	(0.38)	(0.07)	(0.45)	–	$10.88	10.59%	$97,806,444	0.88%	3.52%	0.88%		77.90%
Year Ended October 31, 2008	$10.27	0.45	(0.03)	0.42	(0.44)	–	(0.44)	–	$10.25	4.09%	$95,279,876	0.80%	4.30%	0.80%		82.40%
Year Ended October 31, 2007	$10.19	0.44	0.09	0.53	(0.45)	–	(0.45)	–	$10.27	5.30%	$84,531,806	0.81%	4.37%	0.81%		90.18%
Year Ended October 31, 2006	$10.17	0.43	0.02	0.45	(0.42)	(0.01)	(0.43)	–	$10.19	4.55%	$92,547,417	0.79%	4.24%	0.79%		150.10%
Year Ended October 31, 2005	$10.37	0.38	(0.20)	0.18	(0.38)	–	(0.38)	–	$10.17	1.76%	$105,986,593	0.81%	3.70%	0	.81%(g)	117.67%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 111

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund (Continued)

		Operations			Distributions						Ratios/Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class R2 Shares(h)
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.88	0.14	0.09	0.23	(0.18)	(0.16)	(0.34)	–	$10.77	2.09%	$1,738,678	1.43%	2.70%	1.43%		49.84%
Year Ended October 31, 2009 (f)	$10.25	0.31	0.71	1.02	(0.32)	(0.07)	(0.39)	–	$10.88	9.99%	$1,883,821	1.45%	2.88%	1.45%		77.90%
Year Ended October 31, 2008	$10.28	0.39	(0.03)	0.36	(0.39)	–	(0.39)	–	$10.25	3.51%	$571,427	1.29%	3.61%	1.29%		82.40%
Year Ended October 31, 2007	$10.20	0.38	0.09	0.47	(0.39)	–	(0.39)	–	$10.28	4.70%	$1,875	1.35%	3.82%	1.35%		90.18%
Year Ended October 31, 2006	$10.17	0.40	0.03	0.43	(0.39)	(0.01)	(0.40)	–	$10.20	4.35%	$1,081	1.08%	3.96%	1.08%		150.10%
Year Ended October 31, 2005	$10.38	0.35	(0.21)	0.14	(0.35)	–	(0.35)	–	$10.17	1.34%	$1,037	1.06%	3.39%	1	.06%(g)	117.67%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.87	0.19	0.08	0.27	(0.22)	(0.16)	(0.38)	–	$10.76	2.53%	$1,011	0.64%	3.49%	0.64%		49.84%
Year Ended October 31, 2009 (f)	$10.25	0.40	0.68	1.08	(0.39)	(0.07)	(0.46)	–	$10.87	10.67%	$1,272	0.74%	3.67%	0.74%		77.90%
Year Ended October 31, 2008	$10.27	0.47	(0.03)	0.44	(0.46)	–	(0.46)	–	$10.25	4.27%	$1,146	0.67%	4.50%	0.67%		82.40%
Year Ended October 31, 2007	$10.19	0.46	0.08	0.54	(0.46)	–	(0.46)	–	$10.27	5.43%	$1,099	0.69%	4.53%	0.69%		90.18%
Year Ended October 31, 2006	$10.17	0.44	0.02	0.46	(0.43)	(0.01)	(0.44)	–	$10.19	4.68%	$1,042	0.72%	4.38%	0.72%		150.10%
Year Ended October 31, 2005 (f)	$10.38	0.39	(0.21)	0.18	(0.39)	–	(0.39)	–	$10.17	1.72%	$996	0.72%	3.85%	0	.72%(g)	117.67%
Amounts designated as “–” are zero or have been rounded to zero

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

112 Semiannual Report 2010

Nationwide Short Duration Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Short Duration Bond Fund (Class A at NAV) returned 1.08% versus 0.79% for its benchmark, the BofA Merrill Lynch (BofAML) 1-3 Year Treasury Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 271 funds as of April 30, 2010) was 2.63% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Economic stability and a lower probability for a “double-dip” recession prompted investors to increase their risk appetite and continue their push into higher-yielding assets during the reporting period. The Fund’s holdings in spread sectors, particularly commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), residential mortgage-backed securities (RMBS) and credit provided the most positive returns for the Fund during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s exposure to U.S. Treasury and Agency debentures detracted from Fund performance amid expectations for higher interest rates, rebounding economic activity and strong corporate earnings. Investors’ increased risk appetites led them to favor other fixed-income asset classes during much of the reporting period. None of the securities held by the Fund defaulted during the reporting period.

What is your outlook for the near term?

U.S. economic data continues to be mixed with good signs of improvement in manufacturing, consumer spending, exports and corporate earnings. Continued challenges can be seen in the labor market, residential and commercial real estate, and small business creation. Prospects for a double-dip recession have faded considerably as greater stabilization in economic activity has appeared. The Federal Reserve Board’s exit strategy and timing of removing excess liquidity in the banking system, as well as its accommodative policy, still remain unclear.

Our best-case forecast calls for the economy to experience 1% to 3% growth during the next 12 months. The rate of inflation remains subdued, and is not yet likely to force the Federal Reserve to raise interest rates at this juncture. We expect a modest increase in interest rates, particularly in the front end, and yield curve flattening this year (the yield curve is a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds). Investors’ ability to consume an estimated $2.4 trillion of Treasury issuance in 2010 may influence the overall yield curve and push rates higher.

The recent significant rebounds in stock and bond markets have lessened the negative wealth effect experienced during the past few years. The consumer continues to surprise even in the face of significant headwinds. Yet peripheral stresses such as the recent sovereign debt concerns with Greece and the potential for tighter Chinese monetary policy also continue to challenge the credit markets.

Financial regulatory reform legislation is working its way through the U.S. Congress. Much focus and debate can be expected, since the ramifications of reform can have an extensive impact on the economy and the financial sector in terms of challenges to liquidity and profitability. Efforts to avoid “too big to fail” situations through company breakups may impede economic growth. Regulations on non-bank financial institutions; and the adoption of strict rules on capital leverage, liquidity and risk management also may slow the rate of economic growth. No one knows what the end result will be, but it is no surprise that reform in the financial markets is needed.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Perpetua M. Phillips and Paul Rocheleau

2010 Semiannual Report 113

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	1.08%	4.66%	3.87%	3.79%
	w/SC3	-1.25%	2.30%	3.39%	3.56%

Class C4	w/o SC2	0.81%	4.02%	3.36%	3.53%
	w/SC5	0.07%	3.27%	3.36%	3.53%

Institutional Class[6]		1.25%	4.86%	4.14%	4.12%

Service Class[6]		0.91%	4.40%	3.74%	3.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares, which are no longer offered by the Fund. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]	These returns until the creation of Class C shares (2/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[5]	A 0.75% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.
Expense Ratios

	Gross Expense	Net Expense
	Ratio*	Ratio*

Class A	1.04%	0.81%

Class C	1.53%	1.30%

Institutional Class	0.78%	0.55%

Service Class	1.17%	0.94%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund, Merrill Lynch 1-3 Year Treasury Index(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	Merrill Lynch 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

114 Semiannual Report 2010

Shareholder	Nationwide Short Duration Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Short Duration			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Bond Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,010.80	4.24	0.85
	Hypothetical	[b]	1,000.00	1,020.58	4.26	0.85

Class C Shares	Actual		1,000.00	1,008.10	6.47	1.30
	Hypothetical	[b]	1,000.00	1,018.35	6.51	1.30

Institutional Class Shares	Actual		1,000.00	1,012.50	2.74	0.55
	Hypothetical	[b]	1,000.00	1,022.07	2.76	0.55

Service Class Shares	Actual		1,000.00	1,009.10	4.73	0.95
	Hypothetical	[b]	1,000.00	1,020.08	4.76	0.95

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 115

Portfolio Summary	Nationwide Short Duration Bond Fund
April 30, 2010 (Unaudited)

Asset Allocation

U.S. Treasury Notes	26.9%
Asset-Backed Securities	23.3%
Corporate Bonds	22.7%
Commercial Mortgage Backed Securities	11.8%
U.S. Government Sponsored & Agency Obligations	6.8%
Collateralized Mortgage Obligations	5.5%
Mutual Fund	2.6%
Sovereign Bond	1.0%
Liabilities in excess of other assets	(0	.6)%

	100.0%

Top Industries †

Diversified Financial Services	7.1%
Commercial Banks	4.9%
Insurance	2.7%
Food & Staples Retailing	1.7%
Communications Equipment	1.7%
Pharmaceuticals	1.2%
Personal Products	1.2%
Capital Markets	0.8%
Biotechnology	0.8%
Aerospace & Defense	0.4%
Other Industries	77.5%

100.0%

Top Holdings †

U.S. Treasury Note, 1.38%, 02/15/13	7.4%
U.S. Treasury Note, 1.13%, 12/15/12	6.9%
U.S. Treasury Note, 1.38%, 05/15/12	5.0%
U.S. Treasury Note, 1.38%, 10/15/12	4.9%
LB-UBS Commercial Mortgage Trust, 4.89%, 09/15/30	3.3%
Invesco AIM Liquid Assets Portfolio	2.6%
Federal Home Loan Mortgage Corp., 2.88%, 11/23/10	2.5%
U.S. Treasury Note, 1.75%, 04/15/13	2.5%
Wachovia Bank Commercial Mortgage Trust, 5.62%, 07/15/45	2.2%
World Omni Auto Receivables Trust, 4.74%, 10/15/13	1.7%
Other Holdings	61.0%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

116 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Short Duration Bond Fund

Asset-Backed Securities 23.3%

	Principal Amount	Market Value

Automobile Asset-Backed Securities 15.4%
Ally Auto Receivables Trust, Series 2010-1, Class A3, 1.45%, 05/15/14	$450,000	$449,584
AmeriCredit Automobile Receivables Trust, Series 2005-CF, Class A4, 4.63%, 06/06/12	422,852	423,099
Bank of America Auto Trust, Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	300,000	301,145
BMW Vehicle Owner Trust, Series 2010-A, Class A4, 2.10%, 10/25/16	550,000	550,652
Capital Auto Receivables Asset Trust, Series 2008-1, Class A4A, 4.46%, 07/15/14	1,000,000	1,049,864
Daimler Chrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 03/08/13	1,000,000	1,046,491
Honda Auto Receivables Owner Trust
Series 2006-3, Class A4, 5.11%, 04/15/12	727,086	728,492
Series 2010-1, Class A4, 1.98%, 05/23/16	415,000	417,033
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A4, 4.28%, 06/16/14	700,000	728,354
Toyota Auto Receivables Owner Trust
Series 2010-A, Class A3, 1.27%, 12/16/13	125,000	124,992
Series 2010-A, Class A4, 1.86%, 05/16/16	275,000	274,956
USAA Auto Owner Trust
Series 2008-1, Class A4, 4.50%, 10/15/13	1,000,000	1,042,814
Series 2010-1, Class A4, 2.14%, 09/15/15	350,000	351,236
World Omni Auto Receivables Trust
Series 2008-A, Class A4, 4.74%, 10/15/13	1,000,000	1,052,298
Series 2008-B, Class A3A, 5.13%, 04/15/13	750,000	774,617

		9,315,627

Credit Card Asset-Backed Securities 2.6%
Chase Issuance Trust, Series 2005-A7, Class A7, 4.55%, 03/15/13	1,000,000	1,027,327
Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5, 2.25%, 12/23/14	500,000	505,713

		1,533,040

Home Equity Asset-Backed Securities 2.1%
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33 (b)	503,643	491,369
Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.47%, 03/25/32 (c)	809,682	799,370

		1,290,739

Other Asset-Backed Securities 3.2%
John Deere Owner Trust, Series 2010-A, Class A4, 2.13%, 10/17/16	550,000	549,892
MBNA Practice Solutions Owner Trust, Series 2005-2, Class A4, 4.47%, 06/15/13 (a)	184,616	185,800
Peco Energy Transition Trust, Series 2001-A, Class A1, 6.52%, 12/31/10	501,308	511,444
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A2, 5.03%, 03/25/14	674,754	703,334

		1,950,470

Total Asset-Backed Securities (cost $13,803,045)		14,089,876

Collateralized Mortgage Obligations 5.5%

Fannie Mae REMICS
Series 2004-79, Class VE, 4.50%, 08/25/10	89,614	89,831
Series 2002-82, Class XD, 5.00%, 07/25/16	349,712	357,562
Series 2004-80, Class LG, 4.00%, 10/25/16	795,650	808,283
Freddie Mac REMICS
Series 2676, Class CV, 4.00%, 05/15/16	478,392	489,909
Series 2625, Class JD, 3.25%, 07/15/17	361,891	371,464
Series 2626, Class UN, 4.00%, 08/15/29	95,270	95,545
Government National Mortgage Association
Series 2004-76, Class QA, 4.00%, 01/20/34	758,907	786,713
Series 2004-22, Class BK, 3.47%, 04/20/34	354,347	358,329

Total Collateralized Mortgage Obligations (cost $3,292,918)		3,357,636

2010 Semiannual Report 117

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Commercial Mortgage Backed Securities 11.8%

	Principal Amount	Market Value

Bear Stearns Commercial Mortgage Securities
Series 2001-TOP4, Class A1, 5.06%, 11/15/16	$159,780	$161,285
Series 2004-T14, Class A3, 4.80%, 01/12/41	564,629	575,130
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A1 4.98%, 12/11/49	528,792	535,312
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2 5.51%, 04/10/38 (c)	1,000,000	1,017,307
LB-UBS Commercial Mortgage Trust
Series 2005-C5, Class A2, 4.89%, 09/15/30	1,951,411	2,009,464
Series 2007-C1, Class A1, 5.39%, 02/15/40	496,447	506,641
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A1 4.71%, 07/12/46 (c)	333,909	336,432
Wachovia Bank Commercial Mortgage Trust
Series 2005-C17, Class A2, 4.78%, 03/15/42	674,993	674,698
Series 2006-C27, Class A2, 5.62%, 07/15/45	1,300,000	1,333,405

Total Commercial Mortgage Backed Securities (cost $7,020,498)		7,149,674

Corporate Bonds 22.7%

Aerospace & Defense 0.4%
Boeing Co. (The), 1.88%, 11/20/12	250,000	253,105

Biotechnology 0.8%
Genentech, Inc., 4.40%, 07/15/10	500,000	503,945

Capital Markets 0.8%
State Street Corp., 2.15%, 04/30/12	500,000	510,280

Commercial Banks 5.0%
BNP Paribas, 0.69%, 04/08/13 (c)	500,000	499,952
Santander US Debt SA Unipersonal, 2.49%, 01/18/13 (a)	1,000,000	983,156
US Bancorp, 2.25%, 03/13/12	500,000	510,229
Wells Fargo & Co., 3.98%, 10/29/10	1,000,000	1,015,707

		3,009,044

Communications Equipment 1.7%
Cisco Systems, Inc., 5.25%, 02/22/11	1,000,000	1,036,891

Diversified Financial Services 7.2%
BP Capital Markets PLC, 3.13%, 03/10/12	650,000	673,009
Caterpillar Financial Services Corp., 2.00%, 04/05/13	150,000	151,028
General Electric Capital Corp., 2.20%, 06/08/12	1,000,000	1,021,730
JPMorgan Chase & Co.
2.63%, 12/01/10	750,000	759,462
5.38%, 10/01/12	650,000	706,802
TIAA Global Markets, Inc., 4.88%, 01/12/11 (a)	1,000,000	1,025,958

		4,337,989

Food & Staples Retailing 1.7%
Wal-Mart Stores, Inc., 4.13%, 02/15/11	1,000,000	1,027,078

Insurance 2.7%
Berkshire Hathaway, Inc., Series 0001, 2.13%, 02/11/13	600,000	607,648
Metropolitan Life Global Funding I, 4.63%, 08/19/10 (a)	1,000,000	1,009,469

		1,617,117

Personal Products 1.2%
Procter & Gamble Co. (The), 1.38%, 08/01/12	700,000	704,047

Pharmaceuticals 1.2%
Eli Lilly & Co., 3.55%, 03/06/12	200,000	208,771
Pfizer, Inc., 2.21%, 03/15/11 (c)	500,000	508,700

		717,471

Total Corporate Bonds (cost $13,532,255)		13,716,967

118 Semiannual Report 2010

Sovereign Bond 1.0%

	Principal Amount	Market Value

CANADA 1.0%
Province of Ontario Canada, 1.88%, 11/19/12	$575,000	$579,246

Total Sovereign Bond (cost $574,102)		579,246

U.S. Government Sponsored & Agency Obligations 6.8%

Federal Farm Credit Bank 3.88%, 08/25/11	750,000	780,791
Federal Home Loan Mortgage Corp.
2.88%, 11/23/10	1,500,000	1,520,376
1.75%, 06/15/12	750,000	757,588
Federal National Mortgage Association 3.63%, 08/15/11	1,000,000	1,036,878

Total U.S. Government Sponsored & Agency Obligations (cost $4,003,125)		4,095,633

U.S. Treasury Notes 26.9%

U.S. Treasury Note
1.13%, 12/15/12	4,250,000	4,231,075
1.38%, 05/15/12	3,000,000	3,023,673
1.38%, 10/15/12	3,000,000	3,012,186
1.38%, 02/15/13	4,500,000	4,496,486
1.75%, 04/15/13	1,500,000	1,511,250

Total U.S. Treasury Notes (cost $16,227,297)		16,274,670

Mutual Fund 2.6%

	Shares	Market Value

Money Market Fund 2.6%
Invesco AIM Liquid Assets Portfolio, 0.15% (d)	1,579,604	1,579,604

Total Mutual Fund (cost $1,579,604)		1,579,604

Total Investments (cost $60,032,844) (e) — 100.6%		60,843,306

Liabilities in excess of other assets — (0.6)%		(391,373)

NET ASSETS — 100.0%		$60,451,933

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2010 was $3,505,528 which represents 5.80% of net assets.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2010.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2010. The maturity date represents the actual maturity date.

(d)	Represents 7-day effective yield as of April 30, 2010.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 119

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide Short
Duration Bond Fund

Assets:
Investments, at value (cost $60,032,844)	$60,843,306
Interest and dividends receivable	259,128
Receivable for capital shares issued	9,070
Prepaid expenses and other assets	44,450

Total Assets	61,155,954

Liabilities:
Payable for investments purchased	399,948
Distributions payable	4,711
Payable for capital shares redeemed	237,712
Accrued expenses and other payables:
Investment advisory fees	12,646
Fund administration fees	5,879
Distribution fees	13,281
Administrative servicing fees	7,767
Accounting and transfer agent fees	7,075
Trustee fees	969
Custodian fees	949
Compliance program costs (Note 3)	591
Professional fees	7,677
Printing fees	4,805
Other	11

Total Liabilities	704,021

Net Assets	$60,451,933

Represented by:
Capital	$62,781,965
Accumulated net investment loss	(418,712)
Accumulated net realized losses from investment transactions	(2,721,782)
Net unrealized appreciation/(depreciation) from investments	810,462

Net Assets	$60,451,933

Net Assets:
Class A Shares	$14,902,429
Class C Shares	2,134,857
Institutional Class Shares	899,590
Service Class Shares	42,515,057

Total	$60,451,933

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,468,856
Class C Shares	210,243
Institutional Class Shares	88,643
Service Class Shares	4,190,825

Total	5,958,567

The accompanying notes are an integral part of these financial statements.

120 Semiannual Report 2010

Nationwide Short
Duration Bond Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.15
Class C Shares (a)	$10.15
Institutional Class Shares	$10.15
Service Class Shares	$10.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.38

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 121

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide Short
Duration Bond Fund

INVESTMENT INCOME:
Interest income	$941,114
Dividend income	2,294

Total Income	943,408

EXPENSES:
Investment advisory fees	111,977
Fund administration fees	36,067
Distribution fees Class A	20,154
Distribution fees Class C	4,662
Distribution fees Service Class	57,050
Administrative servicing fees Class A	4,401
Administrative servicing fees Service Class	34,230
Registration and filing fees	24,255
Professional fees	6,576
Printing fees	6,399
Trustee fees	1,433
Custodian fees	2,280
Accounting and transfer agent fees	8,274
Compliance program costs (Note 3)	330
Other	2,990

Total expenses before earnings credit and expenses reimbursed	321,078

Earnings credit (Note 5)	(113)
Expenses reimbursed by adviser (Note 3)	(24,607)

Net Expenses	296,358

NET INVESTMENT INCOME	647,050

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	143,514
Net change in unrealized appreciation/(depreciation) from investments	(181,343)

Net realized/unrealized losses from investments	(37,829)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$609,221

The accompanying notes are an integral part of these financial statements.

122 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Short
	Duration Bond Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$647,050	$1,963,245
Net realized gains from investment transactions	143,514	171,015
Net change in unrealized appreciation/(depreciation) from investments	(181,343)	2,365,470

Change in net assets resulting from operations	609,221	4,499,730

Distributions to Shareholders From:
Net investment income:
Class A	(272,761)	(277,857)
Class C	(14,906)	(10,140)
IRA Class (a)	–	(84,133)
Institutional Class	(18,309)	(28,226)
Service Class	(751,158)	(1,574,224)

Change in net assets from shareholder distributions	(1,057,134)	(1,974,580)

Change in net assets from capital transactions	(6,642,990)	(9,846,350)

Change in net assets	(7,090,903)	(7,321,200)

Net Assets:
Beginning of period	67,542,836	74,864,036

End of period	$60,451,933	$67,542,836

Accumulated net investment loss at end of period	$(418,712)	$(8,628)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,301,140	$5,031,553
Proceeds from shares issued from class conversion (a)	–	11,191,304
Dividends reinvested	250,622	225,668
Cost of shares redeemed (b)	(11,696,284)	(2,478,691)

Total Class A	(144,522)	13,969,834

Class C Shares
Proceeds from shares issued	1,987,000	496,269
Dividends reinvested	13,634	6,669
Cost of shares redeemed	(383,323)	(218,715)

Total Class C	1,617,311	284,223

IRA Class Shares (a)
Proceeds from shares issued	–	62,130
Dividends reinvested	–	75,679
Cost of shares redeemed in class conversion	–	(11,191,304)
Cost of shares redeemed	–	(892,577)

Total IRA Class	–	(11,946,072)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective January 30, 2009, IRA Class shares were converted to Class A shares.

(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 123

Statements of Changes in Net Assets (Continued)

	Nationwide Short
	Duration Bond Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$162,571	$225,843
Dividends reinvested	18,115	26,116
Cost of shares redeemed	(191,949)	(231,238)

Total Institutional Class	(11,263)	20,721

Service Class Shares
Proceeds from shares issued	4,255,092	11,738,713
Dividends reinvested	748,330	1,471,781
Cost of shares redeemed (b)	(13,107,938)	(25,385,550)

Total Service Class	(8,104,516)	(12,175,056)

Change in net assets from capital transactions	$(6,642,990)	$(9,846,350)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,110,638	498,488
Issued in class conversion (a)	–	1,127,054
Reinvested	24,679	22,446
Redeemed	(1,153,073)	(246,185)

Total Class A Shares	(17,756)	1,401,803

Class C Shares
Issued	195,322	49,755
Reinvested	1,342	664
Redeemed	(37,703)	(21,747)

Total Class C Shares	158,961	28,672

IRA Class Shares (a)
Issued	–	6,259
Reinvested	–	7,668
Redeemed	–	(90,828)
Redeemed in class conversion	–	(1,127,008)

Total IRA Class Shares	–	(1,203,909)

Institutional Class Shares
Issued	15,944	22,456
Reinvested	1,783	2,608
Redeemed	(18,896)	(22,940)

Total Institutional Class Shares	(1,169)	2,124

Service Class Shares
Issued	418,636	1,179,382
Reinvested	73,684	147,315
Redeemed	(1,290,490)	(2,537,084)

Total Service Class Shares	(798,170)	(1,210,387)

Total change in shares	(658,134)	(981,697)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective January 30, 2009, IRA Class shares were converted to Class A shares.

(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

124 Semiannual Report 2010

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Short Duration Bond Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			And									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.21	0.11	0.00	0.11	(0.17)	(0.17)	–	$10.15	1.08%	$14,902,429	0.85%	2.09%	0.93%	34.13%
Year Ended October 31, 2009 (f)	$9.85	0.09	0.56	0.65	(0.29)	(0.29)	–	$10.21	6.68%	$15,176,169	0.75%	0.91%	0.94%	29.05%
Year Ended October 31, 2008	$9.97	0.33	(0.11)	0.22	(0.35)	(0.35)	0.01	$9.85	2.28%	$835,647	0.69%	3.16%	0.79%	29.53%
Year Ended October 31, 2007	$9.87	0.36	0.11	0.47	(0.37)	(0.37)	–	$9.97	4.86%	$796,804	0.70%	3.59%	0.80%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	(0.33)	–	$9.87	3.87%	$958,610	0.71%	3.14%	0.81%	28.68%
Year Ended October 31, 2005	$10.00	0.25	(0.15)	0.10	(0.27)	(0.27)	–	$9.83	0.98%	$1,016,840	0.78%	2.40%	0.88%	292.03%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.21	0.08	0.00	0.08	(0.14)	(0.14)	–	$10.15	0.81%	$2,134,857	1.30%	1.58%	1.37%	34.13%
Year Ended October 31, 2009 (f)	$9.86	0.23	0.36	0.59	(0.24)	(0.24)	–	$10.21	6.04%	$523,771	1.26%	2.30%	1.43%	29.05%
Year Ended October 31, 2008	$9.99	0.28	(0.11)	0.17	(0.30)	(0.30)	–	$9.86	1.68%	$222,875	1.21%	2.64%	1.31%	29.53%
Year Ended October 31, 2007	$9.88	0.30	0.13	0.43	(0.32)	(0.32)	–	$9.99	4.47%	$39,914	1.21%	3.12%	1.31%	37.81%
Year Ended October 31, 2006	$9.83	0.27	0.07	0.34	(0.29)	(0.29)	–	$9.88	3.52%	$141,729	1.18%	2.71%	1.28%	28.68%
Period Ended October 31, 2005 (g)	$9.91	0.13	(0.06)	0.07	(0.15)	(0.15)	–	$9.83	0.76%	$1,009	1.40%	2.08%	1.40%	292.03%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.21	0.13	0.00	0.13	(0.19)	(0.19)	–	$10.15	1.25%	$899,590	0.55%	2.40%	0.63%	34.13%
Year Ended October 31, 2009 (f)	$9.86	0.31	0.35	0.66	(0.31)	(0.31)	–	$10.21	6.83%	$917,407	0.51%	3.10%	0.69%	29.05%
Year Ended October 31, 2008	$9.98	0.34	(0.09)	0.25	(0.37)	(0.37)	–	$9.86	2.54%	$864,574	0.45%	3.37%	0.54%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.12	0.47	(0.36)	(0.36)	–	$9.98	4.81%	$844,382	0.44%	3.88%	0.54%	37.81%
Year Ended October 31, 2006	$9.83	0.33	0.07	0.40	(0.36)	(0.36)	–	$9.87	4.13%	$5,354,369	0.46%	3.38%	0.56%	28.68%
Year Ended October 31, 2005	$10.00	0.27	(0.15)	0.12	(0.29)	(0.29)	–	$9.83	1.24%	$6,741,317	0.49%	2.46%	0.59%	292.03%

Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.21	0.10	(0.01)	0.09	(0.16)	(0.16)	–	$10.14	0.91%	$42,515,057	0.95%	2.01%	1.03%	34.13%
Year Ended October 31, 2009 (f)	$9.85	0.27	0.36	0.63	(0.27)	(0.27)	–	$10.21	6.52%	$50,925,489	0.91%	2.73%	1.09%	29.05%
Year Ended October 31, 2008	$9.98	0.31	(0.10)	0.21	(0.34)	(0.34)	–	$9.85	2.06%	$61,077,709	0.81%	3.00%	0.90%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.16	0.51	(0.40)	(0.40)	–	$9.98	5.22%	$56,176,559	0.85%	3.44%	0.95%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	(0.33)	–	$9.87	3.78%	$67,817,068	0.79%	3.05%	0.89%	28.68%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	(0.26)	–	$9.83	0.95%	$80,817,644	0.83%	2.31%	0.93%	292.03%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	Per share calculations were performed using average shares method.

(g)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 125

Notes to Financial Statements
April 30, 2010 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2010, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eight (8) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide International Value Fund (“International Value”)
-	Nationwide Large Cap Value Fund (“Large Cap Value”)
-	Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)
-	Nationwide Value Fund (“Value”)
-	Nationwide Bond Fund (“Bond”)
-	Nationwide Enhanced Income Fund (“Enhanced Income”)
-	Nationwide Government Bond Fund (“Government Bond”)
-	Nationwide Short Duration Bond Fund (“Short Duration Bond”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Prices are taken from the primary market or exchange in which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

126 Semiannual Report 2010

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees.

The fair value of securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following among others: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. When fair value pricing is employed, the prices of securities may differ from quoted or published prices for the same securities. Fair valuation of portfolio securities may occur on a daily basis.

The Funds are subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codificationtm (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities and other investments are not intended to indicate the risk associated with investing in those securities and investments.

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2010:

International Value*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$12,402,663	$113,206,770	$—	$125,609,433
Forward Currency Contracts	—	731,210	—	731,210
Mutual Fund	1,929,740	—	—	1,929,740
Preferred Stock	—	23,770	—	23,770
Repurchase Agreement	—	21,346,854	—	21,346,854

Total Assets	14,332,403	135,308,604	—	149,641,007

Liabilities:
Forward Currency Contracts	—	(143,784)	—	(143,784)

Total Liabilities	—	(143,784)	—	(143,784)

Total	$14,332,403	$135,164,820	$—	$149,497,223

2010 Semiannual Report 127

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

Large Cap Value*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$16,917,365	$—	$—	$16,917,365
Mutual Fund	24,281	—	—	24,281

Total	$16,941,646	$—	$—	$16,941,646

U.S. Small Cap Value*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$39,713,269	$—	$750	$39,714,019
Mutual Fund	1,593,593	—	—	1,593,593

Total	$41,306,862	$—	$750	$41,307,612

Value*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$2,025,674	$—	$—	$2,025,674
Mutual Fund	97,145	—	—	97,145

Total	$2,122,819	$—	$—	$2,122,819

Bond*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$1,709,590	$—	$1,709,590
Collateralized Mortgage Obligations	—	15,728,402	—	15,728,402
Commercial Mortgage Backed Securities	—	6,484,540	—	6,484,540
Corporate Bonds	—	31,881,885	—	31,881,885
Municipal Bonds	—	738,814	—	738,814
Mutual Fund	3,306,006	—	—	3,306,006
Sovereign Bond	—	498,687	—	498,687
U.S. Government Mortgage Backed Agencies	—	7,740,118	—	7,740,118
U.S. Government Sponsored & Agency Obligation	—	4,070,868	—	4,070,868
U.S. Treasury Bonds	—	5,950,709	—	5,950,709
U.S. Treasury Notes	—	9,121,090	—	9,121,090
Yankee Dollar	—	1,084,689	—	1,084,689

Total	$3,306,006	$85,009,392	$—	$88,315,398

128 Semiannual Report 2010

Enhanced Income*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$60,307,479	$—	$60,307,479
Collateralized Mortgage Obligations	—	62,164,647	—	62,164,647
Commercial Mortgage Backed Securities	—	6,554,388	—	6,554,388
Corporate Bonds	—	72,456,848	—	72,456,848
Mutual Fund	17,044,303	—	—	17,044,303
Sovereign Bond	—	8,960,417	—	8,960,417
U.S. Government Mortgage Backed Agencies	—	2,402,527	—	2,402,527
U.S. Government Sponsored & Agency Obligations	—	10,041,410	—	10,041,410
U.S. Treasury Note	—	4,018,436	—	4,018,436
Yankee Dollar	—	688,379	—	688,379

Total	$17,044,303	$227,594,531	$—	$244,638,834

Government Bond*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Collateralized Mortgage Obligations	$—	$29,526,135	$—	$29,526,135
Mutual Fund	8,698,771	—	—	8,698,771
U.S. Government Mortgage Backed Agencies	—	52,508,472	—	52,508,472
U.S. Government Sponsored & Agency Obligations	—	7,905,043	—	7,905,043
U.S. Treasury Bond	—	29,203,125	—	29,203,125
U.S. Treasury Notes	—	22,625,320	—	22,625,320

Total	$8,698,771	$141,768,095	$—	$150,466,866

Short Duration Bond*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$14,089,876	$—	$14,089,876
Collateralized Mortgage Obligations	—	3,357,636	—	3,357,636
Commercial Mortgage Backed Securities	—	7,149,674	—	7,149,674
Corporate Bonds	—	13,716,967	—	13,716,967
Mutual Fund	1,579,604	—	—	1,579,604
Sovereign Bond	—	579,246	—	579,246
U.S. Government Sponsored & Agency Obligations	—	4,095,633	—	4,095,633
U.S. Treasury Notes	—	16,274,670	—	16,274,670

Total	$1,579,604	$59,263,702	$—	$60,843,306

2010 Semiannual Report 129

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Value

Rights

Balance as of 10/31/09	$—

Accrued Accretion/(Amortization)	—

Change In Unrealized Appreciation/Depreciation	—

Net Purchases/(Sales)	—

Transfers In/(Out) of Level 3	—

Balance as of 4/30/10	$—

U.S. Small Cap Value

Rights

Balance as of 10/31/09	$—

Accrued Accretion/(Amortization)	—

Change In Unrealized Appreciation/Depreciation	—

Net Purchases/(Sales)	—

Transfers In/(Out) of Level 3	750

Balance as of 4/30/10	$750

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Credit Derivatives

The Funds are subject to the provisions of ASC 815, “Derivatives and Hedging”. In September 2008, the FASB amended ASC 815-10. ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Fund management has concluded that adoption of the amendments did not impact the Funds’ financial statement disclosures.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Funds that engage in foreign currency transactions, translate foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of these transactions. A Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

130 Semiannual Report 2010

(d)	Forward Foreign Currency Contracts

Certain Funds are subject to foreign currency exchange risk in the normal course of pursuing their objectives. Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When a Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)	Futures Contracts

Certain Funds are subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Funds may also enter into futures contracts for non-hedging purposes. If a Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed-delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, know as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract and are recognized by a Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to a Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

2010 Semiannual Report 131

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

Fair Values of Derivative Instruments as of April 30, 2010

International Value

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets and Liabilities Location
Assets:	Asset Derivatives	Fair Value

Forward foreign currency contracts	Receivables—Unrealized appreciation on forward foreign currency contracts	$731,210

Total		$731,210

Liabilities:	Liability Derivatives

Forward foreign currency contracts	Payables—Unrealized depreciation on forward foreign currency contracts	$(143,784)

Total		$(143,784)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2010

International Value

Realized Gain (Loss)
Risk Exposure	Total

Forward foreign currency contracts	$1,143,739

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Six Months Ended April 30, 2010

International Value

Unrealized Appreciation (Depreciation)
Risk Exposure	Total

Forward foreign currency contracts	$577,459

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the six months ended April 30, 2010.

(f)	Repurchase Agreements

The Funds may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued

132 Semiannual Report 2010

interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Funds may be unable to recover the full amount it paid under the repurchase agreements. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, each Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Funds. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2010, the following Fund had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

International Value	$20,393,933	$21,346,854

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for International Value, Large Cap Value, U.S. Small Cap Value, and Value and are declared daily and paid monthly for all other Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for

2010 Semiannual Report 133

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(j)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds are subject to the provisions of ASC 740, “Income Taxes.” In July 2006, the FASB amended ASC 740-10. ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Fund management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Funds’ current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each Fund, income, Fund expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the subadviser of each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of each subadviser.

134 Semiannual Report 2010

The subadviser for each Fund is as follows:

Fund	Subadviser

International Value	AllianceBernstein LP

Large Cap Value	NorthPointe Capital, LLC

U.S. Small Cap Value	Dimensional Fund Advisors LP

Value	Diamond Hill Capital Management, Inc.

Bond	Nationwide Asset Management, LLC (“NWAM”) (a)

Enhanced Income	Morley Capital Management, Inc. (“Morley”)

Government Bond	NWAM

Short Duration Bond	Morley

(a)	Nationwide Asset Management, LLC is an affiliate of NFA.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the six months ended April 30, 2010, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total Fees
Fund	Fee Schedule	(Annual Rate)

International Value	All Assets	0.85%

Large Cap Value	Up to $100 million	0.75%
	On $100 million and more	0.70%

U.S. Small Cap Value	All Assets	0.95%

Value	All Assets	0.65%

Bond and Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%

Enhanced Income and Short Duration Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	On $10 billion and more	0.275%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $699,643, of which $210,833 was paid to an affiliated subadviser, for the six months ended April 30, 2010.

2010 Semiannual Report 135

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Funds’ identified below operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding the amounts listed in the table below until at least February 28, 2011:

		Amount
Fund	Classes	(Annual Rate)

International Value	All Classes	1.00%

Large Cap Value	All Classes	1.15%

U.S. Small Cap Value	All Classes	1.09%

Value	All Classes	0.85%

Bond	All Classes	0.75%

Enhanced Income	All Classes	0.45%

Short Duration Bond	All Classes	0.55%

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA.

As of April 30, 2010, the cumulative potential reimbursements of the following Funds, listed by the year in which NFA waived or reimbursed fees or expenses to a Fund, were:

	Fiscal Year		Fiscal Year	Six Months Ended
	2008		2009	April 30, 2010
Fund	Amount		Amount	Amount

International Value	$70,312	(a)	$17,085	$27,006

Large Cap Value	7,575		64,076	19,811

U.S. Small Cap Value	50,475	(a)	83,922	36,770

Value	36,145	(b)	74,288	26,889

Bond	—	(a)	58,134	24,858

Enhanced Income	115,330		34,196	84,249

Short Duration Bond	—		125,533	24,607

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period December 21, 2007 (commencement of operations) to October 31, 2008.
(b)	For the period February 28, 2008 (commencement of operations) to October 31, 2008.

NFA has committed to limit its actual recoupment to 50% (of the amounts shown above) of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning March 11, 2010.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. For the period ended April 30, 2010, pursuant to a Fund Administration and Transfer Agency Agreement, fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

136 Semiannual Report 2010

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion and more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

In addition, the Funds also pay out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees (“Networking Fees”) paid to broker-dealers that provide sub-accounting the sub-transfer agency services to their customers who are Fund shareholders (“beneficial accounts”). Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, the Networking Fees range from $6 to $20 per beneficial account per year.

See “Subsequent Events” (Note 11) below for information on fund administration and transfer agency arrangements for the Funds after April 30, 2010.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. The Funds did not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class D, Class R2 and Institutional Service Class shares of each of the Funds (except Short Duration Bond). For Short Duration Bond, these fees are based on an annual rate of up to 0.25% of the average daily net assets for the Fund’s Class A and Service Class shares.

2010 Semiannual Report 137

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

For the six months ended April 30, 2010, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

International Value	$168,241

Large Cap Value	5,718

U.S. Small Cap Value	35,282

Value	—

Bond	22,267

Enhanced Income	767

Government Bond	76,781

Short Duration Bond	26,664

Amounts designated as “—” are zero or have been rounded to zero.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2010, the Funds’ portion of such costs amounted to $3,545.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R2	Service Class
Fund	Shares	Shares	Shares	Shares	Shares

International Value	0.25%	N/A	1.00%	N/A	N/A

Large Cap Value	0.25%	1.00%	1.00%	0.50%	N/A

U.S. Small Cap Value	0.25%	N/A	1.00%	N/A	N/A

Value	0.25%	N/A	1.00%	0.50%	N/A

Bond	0.25%	1.00%	1.00%	0.50%	N/A

Enhanced Income	0.25%	N/A	N/A	0.50%	N/A

Government Bond	0.25%	1.00%	1.00%	0.50%	N/A

Short Duration Bond	0.25%	N/A	0.75%	N/A	0.25%

N/A — Not Applicable

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2010, NFD received commissions of $75,356 from front-end sales charges of Class A and Class D shares and from CDSCs from

138 Semiannual Report 2010

Class B and Class C shares of the Funds, of which $16,323 was re-allowed to affiliated broker-dealers of the Funds.

As of April 30, 2010, the Adviser or affiliates of the Adviser directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Fund	Outstanding Owned

International Value	90.90%

Large Cap Value	33.56

U.S. Small Cap Value	89.62

Value	40.89

Bond	—

Enhanced Income	97.70

Government Bond	33.58

Short Duration Bond	3.30

4. Redemption Fees

The Funds (except for Enhanced Income) assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within the minimum holding period: 30 calendar days from the date of purchase for Large Cap Value and Value; 90 calendar days for International Value and U.S. Small Cap Value; and within seven calendar days for Bond, Government Bond, and Short Duration Bond. The redemption fee, if any, is paid directly to the applicable Fund class and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through automatically reinvested dividends or capital gains.

For the six months ended April 30, 2010, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

						Institutional	Institutional	Service
Fund	Class A	Class B	Class C	Class D	Class R2	Class	Service Class	Class

International Value	$57	N/A	$—	N/A	N/A	$—	$—	N/A

Large Cap Value	—	$—	—	N/A	$—	N/A	N/A	N/A

U.S. Small Cap Value	—	N/A	—	N/A	N/A	—	—	N/A

Value	$3	N/A	—	N/A	—	—	N/A	N/A

Bond	—	—	—	$1	—	N/A	N/A	N/A

Government Bond	—	—	—	$3	—	—	N/A	N/A

Short Duration Bond	205	N/A	—	N/A	N/A	—	N/A	$2

Amounts designated as “—” are zero or have been rounded to zero.
N/A — Not Applicable

2010 Semiannual Report 139

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

For the year ended October 31, 2009, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

							Institutional
						Institutional	Service	Service
Fund	Class A	Class B	Class C	Class D	Class R2	Class	Class	Class

International Value	$—	N/A	$—	N/A	N/A	$—	$—	N/A

Large Cap Value	541	$9	7	N/A	$—	N/A	N/A	N/A

U.S. Small Cap Value	—	N/A	26	N/A	N/A	—	—	N/A

Value	21	N/A	—	N/A	—	—	N/A	N/A

Bond	3	—	360	$39	—	N/A	N/A	N/A

Government Bond	3	—	116	1	—	—	N/A	N/A

Short Duration Bond	1,080	N/A	—	N/A	N/A	—	N/A	$8

Amounts designated as “—” are zero or have been rounded to zero.
N/A — Not Applicable

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.14% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

140 Semiannual Report 2010

6. Investment Transactions

For the six months ended April 30, 2010, purchases of and sales (excluding short-term securities) were as follows:

Fund	Purchases	Sales

International Value	$38,111,462	$43,273,337

Large Cap Value	6,691,333	8,168,538

U.S. Small Cap Value	9,506,369	3,463,412

Value	354,920	191,424

Bond	13,682,062	9,791,033

Enhanced Income	94,789,705	66,214,767

Government Bond	74,305,643	85,873,817

Short Duration Bond	21,210,549	25,702,066

For the six months ended April 30, 2010, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales

Bond	$3,739,508	$—

Enhanced Income	—	15,000,000

Government Bond	52,146,803	21,653,621

Short Duration Bond	13,793,401	15,621,914

Amounts designated as “—” are zero or have been rounded to zero.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

2010 Semiannual Report 141

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

9. Other

As of April 30, 2010, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

	% of	Number of
Fund	Shares	Accounts

International Value	85.69%	2

Large Cap Value	35.67	2

U.S. Small Cap Value	85.31	2

Value	40.08	1

Bond	17.94	1

Enhanced Income	97.70	4

Government Bond	54.86	2

Short Duration Bond	47.80	1

10. Federal Tax Information

As of April 30, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)

International Value	$157,391,383	$8,636,113	$(17,117,699)	$(8,481,586)

Large Cap Value	15,490,989	2,066,462	(615,805)	1,450,657

U.S. Small Cap Value	39,130,943	6,208,890	(4,032,221)	2,176,669

Value	1,907,272	245,285	(29,738)	215,547

Bond	85,782,903	4,153,422	(1,620,927)	2,532,495

Enhanced Income	243,735,268	1,052,453	(148,887)	903,566

Government Bond	145,882,955	4,740,873	(156,962)	4,583,911

Short Duration Bond	60,032,844	851,831	(41,369)	810,462

11. Subsequent Events

Effective May 1, 2010, the Trust entered into a new Joint Fund Administration and Transfer Agency Agreement with NFM. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust. In addition, the Trust pays out-of-pocket-expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided fees for these services may range from $6 to $30 per customer per year.

142 Semiannual Report 2010

Supplemental Information
April 30, 2010 (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment adviser and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On January 21, 2010, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 21, 2010 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the January 21, 2010 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including: (i) reports from Lipper Inc. describing, on a fund-by-fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2009) compared with performance groups and performance universes created by Lipper of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2009) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review” and/or on the “watch list,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2009, (v) information from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) the results of an expense and performance screening template designed by the Adviser to identify Funds whose expenses and/or performance may require greater scrutiny, and (viii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 21, 2010 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft

2010 Semiannual Report 143

Supplemental Information (Continued)
April 30, 2010 (Unaudited)

dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the January 21, 2010 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board of Trustees to be held on March 10, 2010.

At the March 10, 2010 meeting of the Board, the Board received and considered information provided by the Adviser in follow-up from the January 21, 2010 Board meeting. After consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, based on their conclusion that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance, and for the reasons set forth in the following section, the Trustees concluded unanimously to renew the Advisory Agreements.

Nationwide International Value Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by Nationwide Fund Advisors (“NFA”) and AllianceBernstein L.P. (“AllianceBernstein”), the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2009 was in the fourth quintile of its Peer Universe, and below the performance of its benchmark, the MSCI EAFE Index. The Trustees noted that the Fund has been on the watch list since the fourth quarter of 2008. The Trustees noted that the Fund’s relatively short performance history may not be a reliable indicator of the Fund’s performance over longer periods. The Trustees also noted that the Fund’s performance has improved over the last six months and exceeded its benchmark over the last three months. The Trustees noted that, for the six-month period ended December 31, 2009, the Fund’s performance was near the top quintile. As was the case upon initial approval of AllianceBernstein, the Trustees took into consideration AllianceBernstein’s performance and services over longer periods regarding the management of comparable accounts.

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the second quintile of its Peer Group, and that the Fund’s actual advisory fee was in the fourth quintile of its Peer Group. The Trustees noted that the Fund’s total expenses were in the first quintile of its Peer Group and that the shareholders of the Fund receive the benefit of an expense cap (excluding 12b-1 and administrative service fees) and an advisory fee waiver. The Trustees also noted that the Fund’s actual advisory fee was only a few basis points higher than the Peer Group’s median. With respect to economies of scale, the Trustees noted that the Fund invests in a capacity-constrained asset class, which necessarily limits profitability. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Large Cap Value Fund

The Trustees reviewed of the nature, extent, and quality of the services provided to the Fund by NFA and NorthPointe Capital, LLC (“NorthPointe”), the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that for each of the one- and three-year periods ended September 30, 2009, the Fund’s performance for Class A shares was in the fifth quintile of its Peer Group. The Trustees also noted that the Fund’s performance for Class A shares was in the fourth quintile of its Peer Group for the five-year period ended September 30, 2009. The Trustees noted that, for each period, the Fund underperformed

144 Semiannual Report 2010

its benchmark, the Russell 1000 Value Index, and that the Fund has been on the watch list since the third quarter of 2009. The Trustees noted that underperformance occurred primarily during the first two quarters of 2009, during a period when NorthPointe’s focus on valuation and earnings quality was not in favor.

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the fourth quintile of its Peer Group, and that the Fund’s actual advisory fee was in the first quintile of its Peer Group. The Trustees also noted that the Fund’s total expenses for Class A shares were in the third quintile and at the median of its Peer Group. The Trustees also noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees) and an advisory fee waiver. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees indicated that the breakpoints included in the Fund’s investment advisory fee schedule are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide U.S. Small Cap Value Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Dimensional Fund Advisors L.P. (“Dimensional”), the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that for the one-year period ended September 30, 2009, the Fund’s performance for Class A shares was in the second quintile of its Peer Group, and above the performance of the Russell 2000 Value Index, the Fund’s benchmark. In light of the Fund’s relatively short performance history, the Trustees took into consideration Dimensional’s performance and services over longer periods regarding the management of comparable accounts, as was the case upon initial approval of Dimensional.

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the third quintile and at the median of its Peer Group. The Trustees noted that, although the Fund’s actual advisory fee was in the third quintile and higher than the median of its Peer Group, it was in the second quintile of its Peer Universe. The Trustees noted that the Fund’s advisory fee was 12 basis points above the median and ranked 14th out of the 49 funds that comprise the Peer Universe. The Trustees also noted that the Fund’s total expenses for Class A shares were in the first quintile of its Peer Group and six basis points below the median. The Trustees further noted the Fund’s small size. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees) and an advisory fee waiver. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. With respect to economies of scale, the Trustees noted that the Fund invests in a capacity-constrained asset class, which necessarily limits profitability.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Value Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Diamond Hill Capital Management, Inc. (“Diamond Hill”), the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that, for the one-year period ended September 30, 2009, the Fund’s performance for Class A shares was in the second quintile of its Peer Group and equal to the performance of its benchmark, the Russell 1000 Index. In light of the Fund’s relatively short performance history, the Trustees took into consideration Diamond Hill’s performance and services over longer periods regarding the management of comparable accounts, as was the case upon initial approval of Diamond Hill.

2010 Semiannual Report 145

Supplemental Information (Continued)
April 30, 2010 (Unaudited)

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the second quintile of its Peer Group, and that the Fund’s actual advisory fee was in the first quintile of its Peer Group. The Trustees also noted that the Fund’s total expenses were in the second quintile of its Peer Group, and that shareholders of the Fund receive the benefit of an expense cap (excluding 12b-1 and administrative service fees) and an advisory fee waiver. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the Fund’s asset levels were not currently so large as to warrant formal contractual breakpoints.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Bond Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Nationwide Asset Management, LLC, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for each of the three- and five-year periods ended September 30, 2009 was in the third quintile and above and equal to the median, respectively, of its Peer Group. The Trustees also noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2009 placed it in the fourth quintile of its Peer Group. The Trustees noted that, for the one-year period, the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The Trustees also noted, however, that for the three- and five-year periods ended September 30, 2009, the Fund underperformed its benchmark.

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Class A shares were in the second quintile of its Peer Group, and that the Fund’s total expenses were in the fourth quintile of its Peer Group. The Trustees also noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative services fees) and an advisory fee waiver. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees then indicated that the breakpoints included in the Fund’s investment advisory fee schedule are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Enhanced Income Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Morley Capital Management, Inc., the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that the Fund’s performance for Institutional Class shares for each of the one-, three-, and five-year periods ended September 30, 2009 was in the second quintile of the Fund’s Peer Group, and that for the one- and three-year periods ended September 30, 2009, the Fund’s performance was above the Fund’s benchmark, which is a 50%/50% blend of the Merrill Lynch 6-Month Treasury Bill Index and the Merrill Lynch 1-Year Treasury Note Index. The Trustees also noted that the Fund’s performance for Institutional Class shares for the five-year period ended September 30, 2009 was slightly below the benchmark.

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Institutional Class shares were in the fourth quintile of its Peer Group. The Trustees also noted that the Fund’s total expenses were in the fourth quintile of its Peer Group. The Trustees noted that the Fund’s expenses and fees were measured against a small peer group (i.e., six other ultra-short obligation funds and an adjustable rate fund) and that the majority of the funds in that group are significantly larger in size. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits

146 Semiannual Report 2010

provided to the Fund. The Trustees noted that the breakpoints included in the Fund’s investment advisory fee schedule are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Government Bond Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Nationwide Asset Management, LLC, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for each of the one-, three-, and five-year periods ended September 30, 2009 was in the first quintile of its Peer Group. The Trustees noted that, for the three- and five-year periods ended September 30, 2009, the Fund underperformed its benchmark, the Merrill Lynch Government Master Index, but that the Fund outperformed its benchmark for the one-year period.

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the second quintile of its Peer Group, and that the Fund’s actual advisory fee and total expenses were in the fifth quintile of its Peer Group. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the breakpoints included in the Fund’s investment advisory fee schedule are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Short Duration Bond Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Morley Capital Management, Inc., the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for each of the three- and five-year periods ended September 30, 2009 was in the second quintile of the Fund’s Peer Group, and that the Fund’s performance for Class A shares for the one-year period ended September 30, 2009 was in the third quintile and equal to the median of the Peer Group. The Trustees also noted that, for the one-year period, the Fund outperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, but that for each of the three-and five-year periods, the Fund underperformed its benchmark.

The Trustees noted that the Fund’s contractual advisory fee, actual advisory fee, and total expenses for Class A shares were in the first quintile of its Peer Group. The Trustees also noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees) and an advisory fee waiver. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees then indicated that the breakpoints included in the Fund’s investment advisory fee schedule are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

2010 Semiannual Report 147

Management Information
April 30, 2010 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Retired. Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC (management consulting company) from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	86	None

148 Semiannual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None

2010 Semiannual Report 149

Management Information (Continued)
April 30, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

150 Semiannual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

	Position(s) Held		Number of
	with Fund		Portfolios in Fund
Name	and Length of	Principal Occupation(s)	Complex Overseen	Other
and Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide Funds
Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President
and Chief Operating Officer of Nationwide Funds Group. From February 2008-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.
			N/A	N/A

Joseph Finelli 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial
Officer and Vice President of
Investment Accounting for Nationwide
Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Semiannual Report 151

Management Information (Continued)
April 30, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

	Position(s) Held		Number of
	with Fund		Portfolios in Fund
Name	and Length of	Principal Occupation(s)	Complex Overseen	Other
and Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and
Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and
Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Director of Economic and Risk Analysis Lab of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

152 Semiannual Report 2010

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P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2010 Nationwide Funds Group.
All rights reserved.

SAR-CORE 6/10

Nationwide Mutual Funds
SemiannualReport
April 30, 2010 (Unaudited)

Target Destination Funds
Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

SemiannualReport
April 30, 2010 (Unaudited)

Contents

1	Message to Shareholders

Target Destination Funds
6	Nationwide Destination 2010 Fund
20	Nationwide Destination 2015 Fund
34	Nationwide Destination 2020 Fund
48	Nationwide Destination 2025 Fund
62	Nationwide Destination 2030 Fund
76	Nationwide Destination 2035 Fund
90	Nationwide Destination 2040 Fund
104	Nationwide Destination 2045 Fund
118	Nationwide Destination 2050 Fund
132	Nationwide Retirement Income Fund

146	Notes to Financial Statements

160	Supplemental Information

166	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2010

Dear Shareholder,

As I write this letter, we have enjoyed a relatively positive six months of growth in domestic and international equity markets. Since I last wrote to you on October 31, 2009, the Standard & Poor’s 500® (S&P 500) Index has gained 16 percent. In that letter, which accompanied your Funds’ annual report, I noted the signs of recovery but cautioned against unchecked excitement:

“Our opinion is that amid the recent good news, there is cause for caution... As a society, we haven’t displayed greater financial literacy and don’t appear to have learned any financial lessons well. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.”

Perhaps my tone was overly cautious, but in my opinion the dichotomy between the financial markets and our economic well-being still exists. Complicating matters further is the looming debt crisis that, as of this date, is threatening to expand in Europe and certainly has significant consequences. We are not isolated from any of these global issues.

Suffice it to say there is still a lot of instability in the market. At least a portion of the growth enjoyed during the past six months is a function of artificial stimulus provided by U.S. and international governments. We do not yet know if this recent growth is sustainable. The employment picture is also difficult to predict, with jobs growth lagging other economic indicators and many Americans unable to find the full-time employment they seek. While prognosticators are pointing to positive signs on the jobs front, it’s far too early to claim victory.

In times of great uncertainty I believe it is more important than ever to have clear investment goals that you pursue with a consistent strategy. Investment decisions should be based on a well-reasoned approach applied consistently over time and not on emotional reactions to extreme market events. All of this leads me to return to the core principles that have guided our firm:

•	Always take a long-term approach to investing

•	Rely on asset allocation to build consistent diversification

•	Prudently and conscientiously look at risk

We believe that adhering to these principles will help us—and you—to navigate these challenging times. As always, we appreciate your business. Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Mutual Funds

2010 Semiannual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ adviser or its employees may have a position in the securities named in this report.

The Nationwide Target Destination Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Target Destination Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. In general, a fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a fund with an earlier target date. A fund at its target date through the next 20 years is expected to be less volatile than a fund in its “pre-target-date” stage. The Nationwide Retirement Income Fund, which is the vehicle intended to serve investors who are approximately 20 years beyond a fund’s target date, is expected to be the least volatile of the funds due to the Retirement Income Fund’s further reduced exposure to equity securities.

The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Because a Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call

2 Semiannual Report 2010

1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued corporate debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued corporate debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Dow Jones (DJ) Target Date Indexes: This series of unmanaged, portfolio-based, asset-class-weighted indexes consists of composites of subindexes that represent the three major asset classes – stocks, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

Morningstar® (Mstar) Lifetime Allocation Indexes: A family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

2010 Semiannual Report 3

Sales Charge and Fee Information

•	Nationwide Destination 2010 Fund

•	Nationwide Destination 2015 Fund

•	Nationwide Destination 2020 Fund

•	Nationwide Destination 2025 Fund

•	Nationwide Destination 2030 Fund

•	Nationwide Destination 2035 Fund

•	Nationwide Destination 2040 Fund

•	Nationwide Destination 2045 Fund

•	Nationwide Destination 2050 Fund

•	Nationwide Retirement Income Fund

•	Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

4 Semiannual Report 2010

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the semiannual period ended April 30, 2010.

During the fourth quarter of 2009, corporate profits continued to show evidence of improvement, which in turn stoked investor confidence and drove the market rally. “Riskier” assets led the way, albeit at a slower pace than was seen during the second and third quarters of 2009. Positive news persisted throughout the first quarter of 2010, spurring markets to improve and prompting economists to declare that the United States had finally turned the corner and was exiting the “Great Recession.”

While this is very positive news for U.S. consumers, the recovery is expected to be an uneven one with significant headwinds. The rate of unemployment is high and is likely to remain so for the short term. Federal, state and local governments, as well as consumers, are contending with weak balance sheets. Government incentives for new housing purchases have ended. These factors, coupled with a second wave of mortgage resets and the reluctance of banks to lend, lead economic observers to believe that the recovery will be weak and uneven for the foreseeable future.

The equity market is expected to remain choppy, characterized by sharp rallies and sharp declines with equally sharp equity sector rotations. For the semiannual reporting period, large-capitalization U.S. equities, as measured by the large-cap Standard & Poor’s 500® (S&P 500) Index, returned 15.66% as markets continued to rally. Mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400 (S&P 400) Index, returned 25.78%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 28.17% for the same time period.

International stocks and international emerging market stocks continued their strong rally in the fourth quarter of 2009, but this rally slowed throughout the first quarter of 2010, impeded by concerns about Greece’s debt situation and the recent strength of the U.S. dollar. As represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, emerging market stocks returned 11.57% for the semiannual reporting period. International stocks, as measured by the broad MSCI Europe, Australasia and Far East (MSCI EAFE®) Index, returned 1.19% for the same time period.

During the fourth quarter of 2009, the bond market benefited from the aforementioned improvements in corporate profits that fueled investor confidence. Enthusiasm was tempered, however, during the first quarter of 2010, due to an increase in government debt, continued weakness in U.S. labor markets and growing concerns about European debt (most notably involving Greece, Spain, Portugal and Italy). The Barclays Capital (BARCAP) U.S. Aggregate Bond Index returned 2.54% for the semiannual reporting period. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 4.89%, while the BofAML 10+ Year US Corporate Index returned 5.24% for the same time period. In the area of mortgage-related investments, the BofAML Mortgage Master Index returned 2.14% for the same time period.

2010 Semiannual Report 5

Nationwide Destination 2010 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Destination 2010 Fund (Class A at NAV) returned 7.66% versus 7.59% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index, and 7.16% for its former benchmark, the Dow Jones (DJ) Target 2010 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 181 funds as of April 30, 2010) was 8.30% for the same time period.

*The benchmark for the Nationwide Destination 2010 Fund changed from the Dow Jones (DJ) Target 2010 Index to the Morningstar (Mstar) Lifetime Moderate 2010 Index effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 23% and 7%, respectively), which gained 15.71% and 25.56%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance during the reporting period. Similarly, all 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with 36.9%, and the telecommunications services sector, with 16.4%, brought up the rear of the returns during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s investment in the Nationwide Money Market Fund (with a target allocation of 5%) returned 0.00% and provided no meaningful contribution to overall Fund performance. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors. The Fund’s investment in the SPDR DJ Wilshire International Real Estate ETF (with a target allocation of 1%) returned 3.08% and provided the next-smallest relative contribution to Fund performance. Total returns of securities in the international real estate markets struggled to remain positive during the reporting period as the European real estate market sagged amid concerns about Greece’s budget crisis and its wider implications. As a group, the Asia-Pacific real estate markets produced modestly positive returns.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from mid-January to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

6 Semiannual Report 2010

Nationwide Destination 2010 Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2010 Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation**	6 Months	1 Year	5 Years	Inception	Date

Large-Cap Stocks	Nationwide S&P 500 Index Fund	23%	15.71%	38.75%	2.43%	-0.39%	12/29/99

Intermediate-Term Bonds	Nationwide Bond Index Fund	15%	2.25%	7.69%	5.04%	6.13%	12/29/99

Inflation-Protected Bonds	iShares Barclays TIPS Bond (ETF)	14%	3.42%	10.59%	4.78%	5.38%	12/4/03

International Stocks	Nationwide International Index Fund	10%	2.93%	34.44%	3.64%	1.17%	12/29/99

Short-Term Bonds	Vanguard Short Term Bond (ETF)	9%	1.60%	5.04%	n/a	5.63%	4/3/07

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	7%	25.56%	48.47%	6.59%	6.80%	12/29/01

International Bonds	Oppenheimer International Bond Fund	6%	1.35%	18.21%	8.48%	9.70%	9/27/04

Money Market Investments	Nationwide Money Market Fund	5%	0.00%	0.01%	2.75%	2.06%	12/13/01

Small-Cap Stocks	Nationwide Small Cap Index Fund	3%	28.00%	48.78%	5.47%	4.04%	12/29/99

Commodities	Credit Suisse Commodity Return Strategy Fund	3%	2.80%	22.51%	0.13%	1.11%	12/30/04

High-Yield Bonds	T. Rowe Price Institutional High Yield Bond Fund	2%	11.94%	39.26%	7.61%	7.31%	12/31/84

Emerging Market Stocks	Vanguard Emerging Markets (ETF)	1%	12.78%	55.90%	15.57%	12.90%	3/4/05

Domestic REITs	Vanguard REIT (ETF)	1%	34.88%	71.39%	4.16%	6.08%	9/23/04

International REITs	SPDR DJ Wilshire International Real Estate (ETF)	1%	3.08%	50.06%	n/a	-11.15%	12/14/06

**	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
 Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Semiannual Report 7

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A
	w/o SC2	7.66%	22.85%	-1.93%
	w/SC3	1.43%	15.77%	-4.08%

Class C
	w/o SC2	7.40%	22.26%	-2.57%
	w/SC4	6.40%	21.26%	-2.57%

Institutional Service Class[5]		8.06%	23.46%	-1.69%

Institutional Class[5]		7.92%	23.43%	-1.55%

Class R1[5]		7.61%	22.45%	-2.36%

Class R2[5]		7.68%	22.61%	-2.20%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.13%

Class C	1.66%

Class R1	1.55%

Class R2	1.40%

Institutional Service Class	0.66%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2010 Fund, the Dow Jones Target 2010 Index(a), the Barclays Capital U.S. Aggregate Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Barclays Capital U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Semiannual Report 2010

Shareholder	Nationwide Destination 2010 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2010 Fund		11/01/09	04/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual	1,000.00	1,076.60	4.27	0.83
	Hypothetical[c]	1,000.00	1,020.68	4.16	0.83

Class C Shares	Actual	1,000.00	1,074.00	6.84	1.33
	Hypothetical[c]	1,000.00	1,018.20	6.66	1.33

Class R1 Shares	Actual	1,000.00	1,076.10	6.33	1.23
	Hypothetical[c]	1,000.00	1,018.70	6.16	1.23

Class R2 Shares	Actual	1,000.00	1,076.80	5.56	1.08
	Hypothetical[c]	1,000.00	1,019.44	5.41	1.08

Institutional Service Class Shares	Actual	1,000.00	1,080.60	1.91	0.37
	Hypothetical[c]	1,000.00	1,022.96	1.86	0.37

Institutional Class Shares	Actual	1,000.00	1,079.20	1.70	0.33
	Hypothetical[c]	1,000.00	1,023.16	1.66	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 9

Portfolio Summary	Nationwide Destination 2010 Fund
April 30, 2010 (Unaudited)

Asset Allocation

Equity Funds	48.6%
Fixed Income Funds	46.8%
Money Market Fund	5.0%
Liabilities in excess of other assets	(0	.4)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	22.8%
Nationwide Bond Index Fund, Institutional Class	15.1%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	14.4%
Nationwide International Index Fund, Institutional Class	9.5%
Vanguard Short-Term Bond Fund	9.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	7.0%
Oppenheimer International Bond Fund, Class Y	5.9%
Nationwide Money Market Fund, Institutional Class	5.0%
Nationwide Small Cap Index Fund, Institutional Class	3.1%
Credit Suisse Commodity Return Strategy Fund	3.0%
Other Holdings	5.0%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

10 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Destination 2010 Fund

Mutual Funds 73.7%

	Shares	Market Value

Equity Funds 45.6%
Credit Suisse Commodity Return Strategy Fund	105,615	$882,938
Nationwide International Index Fund, Institutional Class (a)	404,096	2,820,590
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	152,581	2,081,209
Nationwide S&P 500 Index Fund, Institutional Class (a)	675,762	6,744,103
Nationwide Small Cap Index Fund, Institutional Class (a)	81,986	900,203

Total Equity Funds (cost $10,969,040)		13,429,043

Fixed Income Funds 23.1%
Nationwide Bond Index Fund, Institutional Class (a)	398,360	4,457,644
Oppenheimer International Bond Fund, Class Y	273,630	1,762,180
T. Rowe Price High Yield Bond Fund	61,363	600,745

Total Fixed Income Funds (cost $6,537,869)		6,820,569

Money Market Fund 5.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,477,770	1,477,770

Total Money Market Fund (cost $1,477,770)		1,477,770

Total Mutual Funds (cost $18,984,679)		21,727,382

Exchange Traded Funds 26.7%

	Shares	Market Value

Equity Funds 3.0%
SPDR Dow Jones Wilshire International Real Estate Fund	8,342	$294,973
Vanguard Emerging Markets Fund	6,939	291,854
Vanguard REIT Fund	5,785	302,556

Total Equity Funds (cost $663,655)		889,383

Fixed Income Funds 23.7%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	40,319	4,276,233
Vanguard Short-Term Bond Fund	33,837	2,713,728

Total Fixed Income Funds (cost $6,778,098)		6,989,961

Total Exchange Traded Funds (cost $7,441,753)		7,879,344

Total Investments (cost $26,426,432) (c) — 100.4%		29,606,726

Liabilities in excess of other assets — (0.4)%		(122,839)

NET ASSETS — 100.0%		$29,483,887

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 11

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Destination 2010
Fund

Assets:
Investments in affiliates, at value (cost $15,968,957)	$18,481,519
Investments in non-affiliates, at value (cost $10,457,475)	11,125,207

Total Investments	29,606,726

Cash	12,441
Interest and dividends receivable	19,509
Receivable for investments sold	344,869
Receivable for capital shares issued	15,873
Prepaid expenses and other assets	144

Total Assets	29,999,562

Liabilities:
Payable for investments purchased	12,389
Payable for capital shares redeemed	481,913
Accrued expenses and other payables:
Investment advisory fees	8,106
Distribution fees	9,683
Administrative servicing fees	3,584

Total Liabilities	515,675

Net Assets	$29,483,887

Represented by:
Capital	$27,656,891
Accumulated undistributed net investment income	38,143
Accumulated net realized losses from investment transactions	(1,391,441)
Net unrealized appreciation/(depreciation) from investments in affiliates	2,512,562
Net unrealized appreciation/(depreciation) from investments in non-affiliates	667,732

Net Assets	$29,483,887

Net Assets:
Class A Shares	$7,966,580
Class C Shares	79,651
Class R1 Shares	2,201,349
Class R2 Shares	15,981,204
Institutional Service Class Shares	1,053
Institutional Class Shares	3,254,050

Total	$29,483,887

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	899,641
Class C Shares	9,015
Class R1 Shares	249,082
Class R2 Shares	1,808,233
Institutional Service Class Shares	119
Institutional Class Shares	367,021

Total	3,333,111

The accompanying notes are an integral part of these financial statements.

12 Semiannual Report 2010

Nationwide
Destination 2010
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.86
Class C Shares (a)	$8.84
Class R1 Shares	$8.84
Class R2 Shares	$8.84
Institutional Service Class Shares	$8.85
Institutional Class Shares	$8.87
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.40

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 13

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Destination 2010
Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$6
Dividend income from affiliates	180,776
Dividend income from non-affiliates	192,523

Total Income	373,305

EXPENSES:
Investment advisory fees	44,342
Distribution fees Class A	7,713
Distribution fees Class C	390
Distribution fees Class R1	9,227
Distribution fees Class R2	35,363
Administrative servicing fees Class A	7,713
Administrative servicing fees Class R1	3,549
Administrative servicing fees Class R2	17,682

Total Expenses	125,979

NET INVESTMENT INCOME	247,326

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	10,563
Net realized gains from investment transactions with affiliates	379,080
Net realized gains from investment transactions with non-affiliates	100,383
Net realized gains from affiliated and non-affiliated investments	490,026
Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,079,074

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	85,915

Net change in unrealized appreciation/(depreciation) from investments	1,164,989

Net realized/unrealized gains from affiliated and non-affiliated investments	1,655,015

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,902,341

The accompanying notes are an integral part of these financial statements.

14 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

Operations:
Net investment income	$247,326	$322,692
Net realized gains/(losses) from investment transactions	490,026	(1,632,179)
Net change in unrealized appreciation from investments	1,164,989	3,906,322

Change in net assets resulting from operations	1,902,341	2,596,835

Distributions to Shareholders From:
Net investment income:
Class A	(38,734)	(45,028)
Class C	(555)	(775)
Class R1	(24,112)	(35,172)
Class R2	(112,839)	(177,684)
Institutional Service Class	(11)	(22)
Institutional Class	(47,235)	(65,634)
Net realized gains:
Class A	–	(2,080)
Class C	–	(4)
Class R1	–	(5,819)
Class R2	–	(32,152)
Institutional Service Class	–	(4)
Institutional Class	–	(6,543)

Change in net assets from shareholder distributions	(223,486)	(370,917)

Change in net assets from capital transactions	5,756,039	11,004,764

Change in net assets	7,434,894	13,230,682

Net Assets:
Beginning of period	22,048,993	8,818,311

End of period	$29,483,887	$22,048,993

Accumulated undistributed net investment income at end of period	$38,143	$14,303

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,706,184	$3,136,995
Dividends reinvested	38,734	47,108
Cost of shares redeemed	(605,493)	(595,155)

Total Class A	4,139,425	2,588,948

Class C Shares
Proceeds from shares issued	1	70,227
Dividends reinvested	555	779
Cost of shares redeemed	(3,237)	(3,011)

Total Class C	(2,681)	67,995

Class R1 Shares
Proceeds from shares issued	683,094	1,834,881
Dividends reinvested	24,112	40,991
Cost of shares redeemed	$(1,243,128)	$(706,768)

Total Class R1	(535,922)	1,169,104

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$4,595,250	$6,138,897
Dividends reinvested	112,839	209,836
Cost of shares redeemed	(1,738,220)	(1,695,412)

Total Class R2	2,969,869	4,653,321

Institutional Service Class Shares
Proceeds from shares issued	1,000	–
Dividends reinvested	11	26
Cost of shares redeemed	(910)	–

Total Institutional Service Class	101	26

Institutional Class Shares
Proceeds from shares issued	483,719	3,502,179
Dividends reinvested	47,235	72,177
Cost of shares redeemed	(1,345,707)	(1,048,986)

Total Institutional Class	(814,753)	2,525,370

Change in net assets from capital transactions	$5,756,039	$11,004,764

SHARE TRANSACTIONS:
Class A Shares
Issued	551,074	435,396
Reinvested	4,513	6,151
Redeemed	(71,246)	(77,481)

Total Class A Shares	484,341	364,066

Class C Shares
Issued	–	9,496
Reinvested	65	101
Redeemed	(381)	(368)

Total Class C Shares	(316)	9,229

Class R1 Shares
Issued	79,602	244,981
Reinvested	2,834	5,426
Redeemed	(142,686)	(94,679)

Total Class R1 Shares	(60,250)	155,728

Class R2 Shares
Issued	532,608	832,814
Reinvested	13,236	27,788
Redeemed	(200,420)	(226,113)

Total Class R2 Shares	345,424	634,489

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16 Semiannual Report 2010

	Nationwide Destination 2010 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	119	–
Reinvested	1	4
Redeemed	(108)	–

Total Institutional Service Class Shares	12	4

Institutional Class Shares
Issued	56,571	462,403
Reinvested	5,517	9,410
Redeemed	(157,613)	(140,377)

Total Institutional Class Shares	(95,525)	331,436

Total change in shares	673,686	1,494,952

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

	Operations				Distributions				Ratios/Supplemental Data

			Net Realized
			and									Ratio of Net	Ratio of Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.30	0.07	0.57	0.64	(0.08)	–	(0.08)	$8.86	7.66%	$7,966,580	0.83%	1.54%	0.83%	17.96%
Year Ended October 31, 2009 (f)	$7.59	0.16	0.77	0.93	(0.18)	(0.04)	(0.22)	$8.30	12.58%	$3,447,414	0.83%	2.10%	0.83%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.25	(2.92)	(2.67)	(0.25)	(0.03)	(0.28)	$7.59	(25.92%)	$388,803	0.63%	2.73%	0.73%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.54	0.57	(0.03)	–	(0.03)	$10.54	5.74%	$8,142	0.90%	1.48%	1.36%	6.28%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.28	0.07	0.55	0.62	(0.06)	–	(0.06)	$8.84	7.40%	$79,651	1.33%	1.70%	1.33%	17.96%
Year Ended October 31, 2009 (f)	$7.58	0.13	0.75	0.88	(0.14)	(0.04)	(0.18)	$8.28	11.87%	$77,251	1.32%	1.62%	1.32%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.20	(2.94)	(2.74)	(0.18)	(0.03)	(0.21)	$7.58	(26.48%)	$776	1.42%	2.08%	1.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%	$1,056	1.42%	2.01%	1.42%	6.28%

Class R1 Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.28	0.08	0.55	0.63	(0.07)	–	(0.07)	$8.84	7.61%	$2,201,349	1.23%	1.90%	1.23%	17.96%
Year Ended October 31, 2009 (f)	$7.58	0.14	0.75	0.89	(0.15)	(0.04)	(0.19)	$8.28	12.10%	$2,562,514	1.23%	1.83%	1.23%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.93)	(2.71)	(0.21)	(0.03)	(0.24)	$7.58	(26.37%)	$1,163,575	1.01%	2.38%	1.09%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%	$1,056	1.42%	2.01%	1.42%	6.28%

Class R2 Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.28	0.08	0.55	0.63	(0.07)	–	(0.07)	$8.84	7.68%	$15,981,204	1.08%	1.85%	1.08%	17.96%
Year Ended October 31, 2009 (f)	$7.57	0.15	0.75	0.90	(0.15)	(0.04)	(0.19)	$8.28	12.14%	$12,117,057	1.08%	1.97%	1.08%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.91)	(2.69)	(0.24)	(0.03)	(0.27)	$7.57	(26.14%)	$6,269,221	1.02%	2.37%	1.10%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.56	0.56	(0.03)	–	(0.03)	$10.53	5.64%	$78,799	1.08%	0.05%	1.24%	6.28%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

18 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund (Continued)

	Operations				Distributions				Ratios/Supplemental Data

			Net Realized
			and									Ratio of Net	Ratio of Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.30	0.11	0.54	0.65	(0.10)	–	(0.10)	$8.85	8.06%	$1,053	0.37%	2.65%	0.37%	17.96%
Year Ended October 31, 2009 (f)	$7.58	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.30	12.92%	$888	0.46%	2.67%	0.46%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.28	(2.95)	(2.67)	(0.26)	(0.03)	(0.29)	$7.58	(25.97%)	$784	0.59%	2.90%	0.59%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.76%	$1,058	0.71%	2.69%	0.71%	6.28%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.31	0.12	0.54	0.66	(0.10)	–	(0.10)	$8.87	7.92%	$3,254,050	0.33%	2.83%	0.33%	17.96%
Year Ended October 31, 2009 (f)	$7.59	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.31	13.04%	$3,843,872	0.33%	2.65%	0.33%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.31	(2.95)	(2.64)	(0.28)	(0.03)	(0.31)	$7.59	(25.69%)	$995,152	0.33%	3.17%	0.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.79%	$1,060,116	0.33%	3.02%	0.50%	6.28%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 19

Nationwide Destination 2015 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Destination 2015 Fund (Class A at NAV) returned 8.50% versus 8.68% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index, and 9.04% for its former benchmark, the Dow Jones (DJ) Target 2015 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 138 funds as of April 30, 2010) was 9.42% for the same time period.

*The benchmark for the Nationwide Destination 2015 Fund changed from the Dow Jones (DJ) Target 2015 Index to the Morningstar (Mstar) Lifetime Moderate 2015 Index effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 24% and 8%, respectively), which gained 15.71% and 25.56%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance during the reporting period. Similarly, all 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with 36.9%, and the telecommunications services sector, with 16.4%, brought up the rear of the returns during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which registered 0.00%, the smallest relative contributions to Fund performance during the reporting period came from the Fund’s investments in the Vanguard Short Term Bond ETF and the SPDR DJ Wilshire International Real Estate ETF (with target allocations of 8% and 1%, respectively), which returned 1.60% and 3.08%, respectively. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on high-quality, short-term bonds will likely be challenged to achieve significant returns for investors. Total returns of securities in the international real estate markets struggled to remain positive during the reporting period as the European real estate market sagged amid concerns about Greece’s budget crisis and its wider implications. As a group, the Asia-Pacific real estate markets produced modestly positive returns.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from mid-January to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

20 Semiannual Report 2010

Nationwide Destination 2015 Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments (as of April 30, 2010), and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2015 Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation**	6 Months	1 Year	5 Years	Inception	Date

Large-Cap Stocks	Nationwide S&P 500 Index Fund	24%	15.71%	38.75%	2.43%	-0.39%	12/29/99

Intermediate-Term Bonds	Nationwide Bond Index Fund	16%	2.25%	7.69%	5.04%	6.13%	12/29/99

International Stocks	Nationwide International Index Fund	13%	2.93%	34.44%	3.64%	1.17%	12/29/99

Inflation-Protected Bonds	iShares Barclays TIPS Bond (ETF)	13%	3.42%	10.59%	4.78%	5.38%	12/4/03

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	8%	25.56%	48.47%	6.59%	6.80%	12/29/01

Short-Term Bonds	Vanguard Short Term Bond (ETF)	8%	1.60%	5.04%	n/a	5.63%	4/3/07

Small-Cap Stocks	Nationwide Small Cap Index Fund	4%	28.00%	48.78%	5.47%	4.04%	12/29/99

International Bonds	Oppenheimer International Bond Fund	4%	1.35%	18.21%	8.48%	9.70%	9/27/04

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	4%	2.80%	22.51%	0.13%	1.11%	12/30/04

Emerging Market Stocks	Vanguard Emerging Markets (ETF)	2%	12.78%	55.90%	15.57%	12.90%	3/4/05

High-Yield Bonds	T. Rowe Price Institutional High Yield Bond Fund	1%	11.94%	39.26%	7.61%	7.31%	12/31/84

Domestic REITs	Vanguard REIT (ETF)	1%	34.88%	71.39%	4.16%	6.08%	9/23/04

International REITs	SPDR DJ Wilshire International Real Estate (ETF)	1%	3.08%	50.06%	n/a	-11.15%	12/14/06

Money Market Investments	Nationwide Money Market Fund	1%	0.00%	0.01%	2.75%	2.06%	12/13/01

**	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Semiannual Report 21

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	8.50%	25.38%	-1.66%
	w/SC3	2.27%	18.11%	-3.82%

Class C	w/o SC2	8.26%	24.71%	-2.18%
	w/SC4	7.26%	23.71%	-2.18%

Institutional Service Class[5]		8.63%	25.65%	-1.50%

Institutional Class[5]		8.75%	25.88%	-1.23%

Class R1[5]		8.34%	24.85%	-2.09%

Class R2[5]		8.40%	24.97%	-1.92%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratios*

Class A	1.12%

Class C	1.65%

Class R1	1.53%

Class R2	1.39%

Institutional Service Class	0.88%

Institutional Class	0.65%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2015 Fund, Dow Jones Target 2015 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

22 Semiannual Report 2010

Shareholder	Nationwide Destination 2015 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2015 Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,085.00	4.29	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83

Class C Shares	Actual		1,000.00	1,082.60	6.87	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33

Class R1 Shares	Actual		1,000.00	1,083.40	6.35	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23

Class R2 Shares	Actual		1,000.00	1,084.00	5.58	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08

Institutional Service Class Shares	Actual		1,000.00	1,086.30	3.00	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58

Institutional Class Shares	Actual		1,000.00	1,087.50	1.71	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 23

Portfolio Summary	Nationwide Destination 2015 Fund
April 30, 2010 (Unaudited)

Asset Allocation

Equity Funds	56.5%
Fixed Income Funds	42.7%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0	.2)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	23.9%
Nationwide Bond Index Fund, Institutional Class	16.1%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	13.3%
Nationwide International Index Fund, Institutional Class	12.4%
Vanguard Short-Term Bond Fund	8.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.1%
Nationwide Small Cap Index Fund, Institutional Class	4.1%
Credit Suisse Commodity Return Strategy Fund	4.0%
Oppenheimer International Bond Fund, Class Y	4.0%
Vanguard Emerging Markets Fund	2.0%
Other Holdings	4.0%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

24 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Destination 2015 Fund

Mutual Funds 74.7%

	Shares	Market Value

Equity Funds 52.5%
Credit Suisse Commodity Return Strategy Fund	442,188	$3,696,692
Nationwide International Index Fund, Institutional Class (a)	1,649,853	11,515,973
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	547,518	7,468,145
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,214,172	22,097,435
Nationwide Small Cap Index Fund, Institutional Class (a)	343,196	3,768,296

Total Equity Funds (cost $38,527,888)		48,546,541

Fixed Income Funds 21.2%
Nationwide Bond Index Fund, Institutional Class (a)	1,334,142	14,929,047
Oppenheimer International Bond Fund, Class Y	572,764	3,688,604
T. Rowe Price High Yield Bond Fund	96,316	942,932

Total Fixed Income Funds (cost $18,896,525)		19,560,583

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	928,004	928,004

Total Money Market Fund (cost $928,004)		928,004

Total Mutual Funds (cost $58,352,417)		69,035,128

Exchange Traded Funds 25.5%

Equity Funds 4.0%

SPDR Dow Jones Wilshire International Real Estate Fund	25,948	917,521
Vanguard Emerging Markets Fund	43,167	1,815,604
Vanguard REIT Fund	18,000	941,400

Total Equity Funds (cost $2,610,694)		3,674,525

Fixed Income Funds 21.5%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	116,477	12,353,551
Vanguard Short-Term Bond Fund	93,571	7,504,394

Total Fixed Income Funds (cost $19,293,094)		19,857,945

Total Exchange Traded Funds (cost $21,903,788)		23,532,470

Total Investments (cost $80,256,205)(c) — 100.2%		92,567,598

Liabilities in excess of other assets — (0.2)%		(157,744)

NET ASSETS — 100.0%		$92,409,854

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 25

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Destination 2015
Fund

Assets:
Investments in affiliates, at value (cost $50,537,094)	$60,706,900
Investments in non-affiliates, at value (cost $29,719,111)	31,860,698

Total Investments	92,567,598

Cash	36,941
Dividends receivable	55,796
Receivable for investments sold	454,712
Receivable for capital shares issued	166,839

Total Assets	93,281,886

Liabilities:
Payable for investments purchased	42,114
Payable for capital shares redeemed	766,076
Accrued expenses and other payables:
Investment advisory fees	24,928
Distribution fees	23,489
Administrative servicing fees	15,425

Total Liabilities	872,032

Net Assets	$92,409,854

Represented by:
Capital	$84,363,443
Accumulated undistributed net investment income	91,884
Accumulated net realized losses from investment transactions	(4,356,866)
Net unrealized appreciation/(depreciation) from investments in affiliates	10,169,806
Net unrealized appreciation/(depreciation) from investments in non-affiliates	2,141,587

Net Assets	$92,409,854

Net Assets:
Class A Shares	$23,956,981
Class C Shares	500,399
Class R1 Shares	5,064,527
Class R2 Shares	37,749,048
Institutional Service Class Shares	20,542,326
Institutional Class Shares	4,596,573

Total	$92,409,854

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,675,525
Class C Shares	55,884
Class R1 Shares	566,974
Class R2 Shares	4,221,703
Institutional Service Class Shares	2,289,630
Institutional Class Shares	511,660

Total	10,321,376

The accompanying notes are an integral part of these financial statements.

26 Semiannual Report 2010

Nationwide
Destination 2015
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.95
Class C Shares (a)	$8.95
Class R1 Shares	$8.93
Class R2 Shares	$8.94
Institutional Service Class Shares	$8.97
Institutional Class Shares	$8.98
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.50

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 27

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Destination 2015
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$606,477
Dividend income from non-affiliates	544,702

Total Income	1,151,179

EXPENSES:
Investment advisory fees	131,728
Distribution fees Class A	26,209
Distribution fees Class C	1,975
Distribution fees Class R1	15,850
Distribution fees Class R2	80,921
Administrative servicing fees Class A	26,209
Administrative servicing fees Class R1	6,096
Administrative servicing fees Class R2	40,460
Administrative servicing fees Institutional Service Class	21,220

Total Expenses	350,668

NET INVESTMENT INCOME	800,511

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	26,269
Net realized gains from investment transactions with affiliates	245,479
Net realized losses from investment transactions with non-affiliates	(2,189)
Net realized gains from affiliated and non-affiliated investments	269,559

Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,677,705

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	579,665

Net change in unrealized appreciation/(depreciation) from investments	5,257,370

Net realized/unrealized gains from affiliated and non-affiliated investments	5,526,929

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,327,440

The accompanying notes are an integral part of these financial statements.

28 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$800,511	$876,507
Net realized gains/(losses) from investment transactions	269,559	(4,166,159)
Net change in unrealized appreciation from investments	5,257,370	12,159,025

Change in net assets resulting from operations	6,327,440	8,869,373

Distributions to Shareholders From:
Net investment income:
Class A	(184,070)	(215,472)
Class C	(2,886)	(2,496)
Class R1	(39,887)	(47,515)
Class R2	(276,122)	(344,621)
Institutional Service Class	(181,661)	(210,488)
Institutional Class	(52,735)	(60,954)
Net realized gains:
Class A	(60,281)	(1,221)
Class C	(1,260)	(11)
Class R1	(16,289)	(3,163)
Class R2	(103,312)	(26,357)
Institutional Service Class	(52,448)	(13,080)
Institutional Class	(13,978)	(2,883)

Change in net assets from shareholder distributions	(984,929)	(928,261)

Change in net assets from capital transactions	21,110,091	38,174,041

Change in net assets	26,452,602	46,115,153

Net Assets:
Beginning of period	65,957,252	19,842,099

End of period	$92,409,854	$65,957,252

Accumulated undistributed net investment income at end of period	$91,884	$28,734

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,943,481	$15,512,921
Dividends reinvested	243,878	216,693
Cost of shares redeemed	(1,546,010)	(2,418,632)

Total Class A	5,641,349	13,310,982

Class C Shares
Proceeds from shares issued	140,298	316,170
Dividends reinvested	4,146	2,507
Cost of shares redeemed	(34,040)	(883)

Total Class C	110,404	317,794

Class R1 Shares
Proceeds from shares issued	1,854,643	3,081,526
Dividends reinvested	56,176	50,678
Cost of shares redeemed	(1,037,868)	(922,851)

Total Class R1	872,951	2,209,353

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 29

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$9,657,724	$15,158,621
Dividends reinvested	379,434	370,978
Cost of shares redeemed	(1,402,245)	(2,548,611)

Total Class R2	8,634,913	12,980,988

Institutional Service Class Shares
Proceeds from shares issued	5,906,502	9,061,316
Dividends reinvested	234,109	223,567
Cost of shares redeemed	(960,453)	(1,778,616)

Total Institutional Service Class	5,180,158	7,506,267

Institutional Class Shares
Proceeds from shares issued	1,135,061	3,567,046
Dividends reinvested	66,713	55,845
Cost of shares redeemed	(531,458)	(1,774,234)

Total Institutional Class	670,316	1,848,657

Change in net assets from capital transactions	$21,110,091	$38,174,041

SHARE TRANSACTIONS:
Class A Shares
Issued	803,310	2,243,456
Reinvested	28,312	28,321
Redeemed	(177,276)	(323,277)

Total Class A Shares	654,346	1,948,500

Class C Shares
Issued	15,871	42,487
Reinvested	482	317
Redeemed	(3,850)	(105)

Total Class C Shares	12,503	42,699

Class R1 Shares
Issued	213,180	412,272
Reinvested	6,554	6,685
Redeemed	(117,233)	(123,491)

Total Class R1 Shares	102,501	295,466

Class R2 Shares
Issued	1,110,851	2,026,461
Reinvested	44,172	49,004
Redeemed	(160,594)	(342,249)

Total Class R2 Shares	994,429	1,733,216

The accompanying notes are an integral part of these financial statements.

30 Semiannual Report 2010

	Nationwide Destination 2015 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	676,307	1,190,458
Reinvested	27,114	29,330
Redeemed	(109,210)	(242,060)

Total Institutional Service Class Shares	594,211	977,728

Institutional Class Shares
Issued	130,320	469,105
Reinvested	7,714	7,222
Redeemed	(60,261)	(233,634)

Total Institutional Class Shares	77,773	242,693

Total change in shares	2,435,763	5,240,302

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 31

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net										Ratio of
	Net		Realized									Ratio of Net	Expenses
	Asset		and								Ratio of	Investment	(Prior to
	Value,		Unrealized					Net			Expenses	Income	Reimbursements)
	Beginning	Net	Gains (Losses)	Total	Net	Net		Asset		Net Assets	to Average	to Average	to Average
	of	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.36	0.09	0.62	0.71	(0.09)	(0.03)	(0.12)	$8.95	8.50%	$23,956,981	0.83%	2.00%	0.83%	5.12%
Year Ended October 31, 2009 (f)	$7.51	0.16	0.89	1.05	(0.18)	(0.02)	(0.20)	$8.36	14.22%	$16,905,110	0.83%	2.03%	0.83%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.27	(3.08)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.16%)	$545,547	0.62%	2.88%	0.72%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.54	0.59	(0.03)	–	(0.03)	$10.56	5.94%	$1,061	1.06%	2.92%	1.77%	1.12%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.37	0.07	0.61	0.68	(0.07)	(0.03)	(0.10)	$8.95	8.26%	$500,399	1.33%	1.67%	1.33%	5.12%
Year Ended October 31, 2009 (f)	$7.51	0.10	0.92	1.02	(0.14)	(0.02)	(0.16)	$8.37	13.61%	$362,935	1.32%	1.32%	1.32%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.19	(3.05)	(2.86)	(0.17)	(0.01)	(0.18)	$7.51	(27.56%)	$5,118	1.34%	2.01%	1.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%	$1,059	1.42%	1.86%	1.42%	1.12%

Class R1 Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.35	0.08	0.60	0.68	(0.07)	(0.03)	(0.10)	$8.93	8.34%	$5,064,527	1.23%	1.82%	1.23%	5.12%
Year Ended October 31, 2009 (f)	$7.49	0.13	0.89	1.02	(0.14)	(0.02)	(0.16)	$8.35	13.70%	$3,876,432	1.23%	1.70%	1.23%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.20	(3.05)	(2.85)	(0.20)	(0.01)	(0.21)	$7.49	(27.49%)	$1,265,457	1.11%	2.21%	1.18%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%	$1,059	1.42%	1.86%	1.42%	1.12%

Class R2 Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.35	0.08	0.62	0.70	(0.08)	(0.03)	(0.11)	$8.94	8.40%	$37,749,048	1.08%	1.91%	1.08%	5.12%
Year Ended October 31, 2009 (f)	$7.49	0.14	0.89	1.03	(0.15)	(0.02)	(0.17)	$8.35	13.94%	$26,961,654	1.08%	1.87%	1.08%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.22	(3.06)	(2.84)	(0.22)	(0.01)	(0.23)	$7.49	(27.43%)	$11,194,278	0.98%	2.40%	1.06%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.21	0.38	0.59	(0.03)	–	(0.03)	$10.56	5.94%	$1,076	1.06%	2.23%	1.06%	1.12%

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.38	0.10	0.62	0.72	(0.10)	(0.03)	(0.13)	$8.97	8.63%	$20,542,326	0.58%	2.38%	0.58%	5.12%
Year Ended October 31, 2009 (f)	$7.51	0.18	0.89	1.07	(0.18)	(0.02)	(0.20)	$8.38	14.53%	$14,210,045	0.58%	2.39%	0.58%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.26	(3.07)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.15%)	$5,392,911	0.59%	2.86%	0.65%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	5.97%	$1,060	0.71%	2.57%	0.71%	1.12%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	Per share calculations were performed using average shares method.

(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

32 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net										Ratio of
	Net		Realized									Ratio of Net	Expenses
	Asset		and								Ratio of	Investment	(Prior to
	Value,		Unrealized					Net			Expenses	Income	Reimbursements)
	Beginning	Net	Gains (Losses)	Total	Net	Net		Asset		Net Assets	to Average	to Average	to Average
	of	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.39	0.12	0.61	0.73	(0.11)	(0.03)	(0.14)	$8.98	8.75%	$4,596,573	0.33%	2.72%	0.33%	5.12%
Year Ended October 31, 2009 (f)	$7.53	0.20	0.88	1.08	(0.20)	(0.02)	(0.22)	$8.39	14.81%	$3,641,076	0.33%	2.60%	0.33%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.29	(3.06)	(2.77)	(0.25)	(0.01)	(0.26)	$7.53	(26.80%)	$1,438,788	0.33%	3.02%	0.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	6.00%	$1,055,365	0.33%	2.91%	0.50%	1.12%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 33

Nationwide Destination 2020 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Destination 2020 Fund (Class A at NAV) returned 9.81% versus 10.05% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index, and 11.38% for its former benchmark, the Dow Jones (DJ) Target 2020 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 190 funds as of April 30, 2010) was 9.79% for the same time period.

*The benchmark for the Nationwide Destination 2020 Fund changed from the Dow Jones (DJ) Target 2020 Index to the Morningstar (Mstar) Lifetime Moderate 2020 Index effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 26% and 9%, respectively), which gained 15.71% and 25.56%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance during the reporting period. Similarly, all 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with 36.9%, and the telecommunications services sector, with 16.4%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which registered 0.00%, the smallest relative contributions to Fund performance during the reporting period came from the Fund’s investments in the Vanguard Short Term Bond ETF and the SPDR DJ Wilshire International Real Estate ETF (with target allocations of 5% and 1%, respectively), which returned 1.60% and 3.08%, respectively. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on high-quality, short-term bonds will likely be challenged to achieve significant returns for investors. Total returns of securities in the international real estate markets struggled to remain positive during the reporting period as the European real estate market sagged amid concerns about Greece’s budget crisis and its wider implications. As a group, the Asia-Pacific real estate markets produced modestly positive returns.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from mid-January to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

34 Semiannual Report 2010

Nationwide Destination 2020 Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2020 Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation**	6 Months	1 Year	5 Years	Inception	Date

Large-Cap Stocks	Nationwide S&P 500 Index Fund	26%	15.71%	38.75%	2.43%	-0.39%	12/29/99

Intermediate-Term Bonds	Nationwide Bond Index Fund	17%	2.25%	7.69%	5.04%	6.13%	12/29/99

International Stocks	Nationwide International Index Fund	16%	2.93%	34.44%	3.64%	1.17%	12/29/99

Inflation-Protected Bonds	iShares Barclays TIPS Bond (ETF)	10%	3.42%	10.59%	4.78%	5.38%	12/4/03

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	9%	25.56%	48.47%	6.59%	6.80%	12/29/01

Small-Cap Stocks	Nationwide Small Cap Index Fund	6%	28.00%	48.78%	5.47%	4.04%	12/29/99

Short-Term Bonds	Vanguard Short Term Bond (ETF)	5%	1.60%	5.04%	n/a	5.63%	4/3/07

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	4%	2.80%	22.51%	0.13%	1.11%	12/30/04

Emerging Market Stocks	Vanguard Emerging Markets (ETF)	3%	12.78%	55.90%	15.57%	12.90%	3/4/05

Domestic REITs	Vanguard REIT (ETF)	2%	34.88%	71.39%	4.16%	6.08%	9/23/04

International REITs	SPDR DJ Wilshire International Real Estate (ETF)	1%	3.08%	50.06%	n/a	-11.15%	12/14/06

Money Market Investments	Nationwide Money Market Fund	1%	0.00%	0.01%	2.75%	2.06%	12/13/01

**	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Semiannual Report 35

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	9.81%	28.30%	-1.98%
	w/SC3	3.51%	20.97%	-4.13%

Class C	w/o SC2	9.47%	27.72%	-2.58%
	w/SC4	8.47%	26.72%	-2.58%

Institutional Service Class[5]		10.05%	28.75%	-1.77%

Institutional Class[5]		10.15%	29.12%	-1.47%

Class R1[5]		9.56%	27.75%	-2.31%

Class R2[5]		9.74%	28.13%	-2.18%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.12%

Class C	1.64%

Class R1	1.52%

Class R2	1.37%

Institutional Service Class	0.87%

Institutional Class	0.64%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2020 Fund, Dow Jones Target 2020 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

36 Semiannual Report 2010

Shareholder	Nationwide Destination 2020 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2020 Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,098.10	4.32	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83

Class C Shares	Actual		1,000.00	1,094.70	6.91	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33

Class R1 Shares	Actual		1,000.00	1,095.60	6.39	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23

Class R2 Shares	Actual		1,000.00	1,097.40	5.62	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08

Institutional Service	Actual		1,000.00	1,100.50	3.02	0.58
Class Shares	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58

Institutional Class Shares	Actual		1,000.00	1,101.50	1.72	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 37

Portfolio Summary	Nationwide Destination 2020 Fund
April 30, 2010 (Unaudited)

Asset Allocation

Equity Funds	66.5%
Fixed Income Funds	32.5%
Money Market Fund	1.0%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	26.0%
Nationwide Bond Index Fund, Institutional Class	17.2%
Nationwide International Index Fund, Institutional Class	15.4%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	10.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.1%
Nationwide Small Cap Index Fund, Institutional Class	6.1%
Vanguard Short-Term Bond Fund	5.1%
Credit Suisse Commodity Return Strategy Fund	4.0%
Vanguard Emerging Markets Fund	2.9%
Vanguard REIT Fund	2.0%
Other Holdings	2.0%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

38 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Destination 2020 Fund

Mutual Funds 78.8%

	Shares	Market Value

Equity Funds 60.6%
Credit Suisse Commodity Return Strategy Fund	473,012	$3,954,382
Nationwide International Index Fund, Institutional Class (a)	2,172,984	15,167,432
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	658,838	8,986,550
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,566,135	25,610,027
Nationwide Small Cap Index Fund, Institutional Class (a)	550,554	6,045,080

Total Equity Funds (cost $50,364,848)		59,763,471

Fixed Income Fund 17.2%
Nationwide Bond Index Fund, Institutional Class (a)	1,516,302	16,967,420

Total Fixed Income Fund (cost $16,619,680)		16,967,420

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	992,711	992,711

Total Money Market Fund (cost $992,711)		992,711

Total Mutual Funds (cost $67,977,239)		77,723,602

Exchange Traded Funds 21.2%

	Shares	Market Value

Equity Funds 5.9%
SPDR Dow Jones Wilshire International Real Estate Fund	$27,595	975,759
Vanguard Emerging Markets Fund	68,868	2,896,588
Vanguard REIT Fund	38,294	2,002,776

Total Equity Funds (cost $4,307,595)		5,875,123

Fixed Income Funds 15.3%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	95,274	10,104,761
Vanguard Short-Term Bond Fund	62,187	4,987,397

Total Fixed Income Funds (cost $14,684,498)		15,092,158

Total Exchange Traded Funds (cost $18,992,093)		20,967,281

Total Investments (cost $86,969,332) (c) — 100.0%		98,690,883
Liabilities in excess of other assets — 0.0%		(28,846)

NET ASSETS — 100.0%		$98,662,037

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 39

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Destination 2020
Fund

Assets:
Investments in affiliates, at value (cost $64,019,025)	$73,769,220
Investments in non-affiliates, at value (cost $22,950,307)	24,921,663

Total Investments	98,690,883

Cash	53,610
Interest and dividends receivable	47,245
Receivable for investments sold	40,119
Receivable for capital shares issued	136,740

Total Assets	98,968,597

Liabilities:
Payable for investments purchased	56,539
Payable for capital shares redeemed	183,639
Accrued expenses and other payables:
Investment advisory fees	26,372
Distribution fees	24,599
Administrative servicing fees	15,411

Total Liabilities	306,560

Net Assets	$98,662,037

Represented by:
Capital	$90,699,458
Accumulated undistributed net investment income	58,359
Accumulated net realized losses from investment transactions	(3,817,331)
Net unrealized appreciation/(depreciation) from investments in affiliates	9,750,195
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,971,356

Net Assets	$98,662,037

Net Assets:
Class A Shares	$14,697,041
Class C Shares	612,537
Class R1 Shares	5,974,186
Class R2 Shares	44,068,578
Institutional Service Class Shares	25,628,682
Institutional Class Shares	7,681,013

Total	$98,662,037

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,654,896
Class C Shares	69,331
Class R1 Shares	672,608
Class R2 Shares	4,968,313
Institutional Service Class Shares	2,880,975
Institutional Class Shares	861,330

Total	11,107,453

The accompanying notes are an integral part of these financial statements.

40 Semiannual Report 2010

Nationwide
Destination 2020
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.88
Class C Shares (a)	$8.83
Class R1 Shares	$8.88
Class R2 Shares	$8.87
Institutional Service Class Shares	$8.90
Institutional Class Shares	$8.92

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.42

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 41

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Destination 2020
Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$6
Dividend income from affiliates	660,253
Dividend income from non-affiliates	397,954

Total Income	1,058,213

EXPENSES:
Investment advisory fees	132,536
Distribution fees Class A	12,936
Distribution fees Class C	2,679
Distribution fees Class R1	18,208
Distribution fees Class R2	92,437
Administrative servicing fees Class A	12,936
Administrative servicing fees Class R1	7,003
Administrative servicing fees Class R2	46,218
Administrative servicing fees Institutional Service Class	25,203

Total Expenses	350,156

NET INVESTMENT INCOME	708,057

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	3,120
Net realized losses from investment transactions with affiliates	(278,624)
Net realized losses from investment transactions with non-affiliates	(26,753)
Net realized losses from affiliated and non-affiliated investments	(302,257)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	6,044,734

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	856,429

Net change in unrealized appreciation/(depreciation) from investments	6,901,163

Net realized/unrealized gains from affiliated and non-affiliated investments	6,598,906

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,306,963

The accompanying notes are an integral part of these financial statements.

42 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$708,057	$735,897
Net realized losses from investment transactions	(302,257)	(2,947,203)
Net change in unrealized appreciation from investments	6,901,163	10,530,069

Change in net assets resulting from operations	7,306,963	8,318,763

Distributions to Shareholders From:
Net investment income:
Class A	(50,064)	(64,220)
Class C	(4,444)	(5,304)
Class R1	(45,062)	(51,387)
Class R2	(286,794)	(342,268)
Institutional Service Class	(193,964)	(197,808)
Institutional Class	(75,859)	(93,750)
Net realized gains:
Class A	(37,258)	(3,403)
Class C	(3,792)	(439)
Class R1	(37,803)	(3,226)
Class R2	(232,580)	(19,129)
Institutional Service Class	(126,189)	(8,597)
Institutional Class	(44,739)	(4,019)

Change in net assets from shareholder distributions	(1,138,548)	(793,550)

Change in net assets from capital transactions	30,147,840	34,315,572

Change in net assets	36,316,255	41,840,785

Net Assets:
Beginning of period	62,345,782	20,504,997

End of period	$98,662,037	$62,345,782

Accumulated undistributed net investment income at end of period	$58,359	$6,489

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,606,756	$2,924,396
Dividends reinvested	87,322	67,623
Cost of shares redeemed	(832,414)	(596,189)

Total Class A	8,861,664	2,395,830

Class C Shares
Proceeds from shares issued	154,455	172,631
Dividends reinvested	8,236	5,743
Cost of shares redeemed	(29,424)	(53,800)

Total Class C	133,267	124,574

Class R1 Shares
Proceeds from shares issued	1,730,502	2,788,908
Dividends reinvested	82,865	54,613
Cost of shares redeemed	$(817,748)	$(560,667)

Total Class R1	995,619	2,282,854

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 43

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$11,403,968	$18,780,962
Dividends reinvested	519,374	361,397
Cost of shares redeemed	(2,028,369)	(1,910,435)

Total Class R2	9,894,973	17,231,924

Institutional Service Class Shares
Proceeds from shares issued	9,476,803	11,009,055
Dividends reinvested	320,153	206,405
Cost of shares redeemed	(1,114,729)	(1,629,370)

Total Institutional Service Class	8,682,227	9,586,090

Institutional Class Shares
Proceeds from shares issued	1,779,041	3,807,765
Dividends reinvested	120,598	97,769
Cost of shares redeemed	(319,549)	(1,211,234)

Total Institutional Class	1,580,090	2,694,300

Change in net assets from capital transactions	$30,147,840	$34,315,572

SHARE TRANSACTIONS:
Class A Shares
Issued	1,129,645	402,099
Reinvested	10,307	9,230
Redeemed	(96,560)	(83,834)

Total Class A Shares	1,043,392	327,495

Class C Shares
Issued	17,861	25,128
Reinvested	976	790
Redeemed	(3,503)	(7,959)

Total Class C Shares	15,334	17,959

Class R1 Shares
Issued	203,056	390,736
Reinvested	9,772	7,488
Redeemed	(94,561)	(80,157)

Total Class R1 Shares	118,267	318,067

Class R2 Shares
Issued	1,328,748	2,633,216
Reinvested	61,319	49,143
Redeemed	(237,545)	(253,419)

Total Class R2 Shares	1,152,522	2,428,940

Institutional Service Class Shares
Issued	1,100,141	1,521,338
Reinvested	37,694	27,884
Redeemed	(129,201)	(223,394)

Total Institutional Service Class Shares	1,008,634	1,325,828

The accompanying notes are an integral part of these financial statements.

44 Semiannual Report 2010

	Nationwide Destination 2020 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	208,210	519,450
Reinvested	14,153	13,226
Redeemed	(36,615)	(168,673)

Total Institutional Class Shares	185,748	364,003

Total change in shares	3,523,897	4,782,292

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 45

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net
			Realized									Ratio of	Ratio of
			and									Net	Expenses
			Unrealized								Ratio of	Investment	(Prior to
	Net Asset		Gains								Expenses	Income	Reimbursements)
	Value,	Net	(Losses)	Total	Net	Net		Net Asset		Net Assets	to Average	to Average	to Average
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.22	0.05	0.75	0.80	(0.08)	(0.06)	(0.14)	$8.88	9.81%	$14,697,041	0.83%	1.20%	0.83%	4.66%
Year Ended October 31, 2009 (f)	$7.33	0.14	0.92	1.06	(0.16)	(0.01)	(0.17)	$8.22	14.79%	$5,026,129	0.83%	1.89%	0.83%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.22	(3.27)	(3.05)	(0.21)	(0.01)	(0.22)	$7.33	(29.28%)	$2,080,684	0.69%	2.37%	0.80%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%	$46,521	0.85%	0.36%	1.09%	1.99%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.19	0.07	0.70	0.77	(0.07)	(0.06)	(0.13)	$8.83	9.47%	$612,537	1.33%	1.56%	1.33%	4.66%
Year Ended October 31, 2009 (f)	$7.29	0.10	0.93	1.03	(0.12)	(0.01)	(0.13)	$8.19	14.36%	$442,018	1.33%	1.42%	1.33%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.12	(3.24)	(3.12)	(0.17)	(0.01)	(0.18)	$7.29	(29.87%)	$262,633	1.33%	1.52%	1.34%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%	$1,062	1.41%	1.62%	1.41%	1.99%

Class R1 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.23	0.07	0.71	0.78	(0.07)	(0.06)	(0.13)	$8.88	9.56%	$5,974,186	1.23%	1.58%	1.23%	4.66%
Year Ended October 31, 2009 (f)	$7.33	0.11	0.93	1.04	(0.13)	(0.01)	(0.14)	$8.23	14.51%	$4,559,986	1.23%	1.49%	1.23%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.19	(3.27)	(3.08)	(0.17)	(0.01)	(0.18)	$7.33	(29.50%)	$1,731,253	1.03%	2.11%	1.12%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%	$1,062	1.41%	1.62%	1.41%	1.99%

Class R2 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.21	0.07	0.72	0.79	(0.07)	(0.06)	(0.13)	$8.87	9.74%	$44,068,578	1.08%	1.63%	1.08%	4.66%
Year Ended October 31, 2009 (f)	$7.31	0.12	0.93	1.05	(0.14)	(0.01)	(0.15)	$8.21	14.63%	$31,333,358	1.08%	1.62%	1.08%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.19	(3.27)	(3.08)	(0.20)	(0.01)	(0.21)	$7.31	(29.53%)	$10,139,899	1.01%	2.08%	1.10%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%	$14,496	0.88%	0.47%	1.03%	1.99%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

46 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

			Net
			Realized									Ratio of	Ratio of
			and									Net	Expenses
			Unrealized								Ratio of	Investment	(Prior to
	Net Asset		Gains								Expenses	Income	Reimbursements)
	Value,	Net	(Losses)	Total	Net	Net		Net Asset		Net Assets	to Average	to Average	to Average
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.23	0.09	0.73	0.82	(0.09)	(0.06)	(0.15)	$8.90	10.05%	$25,628,682	0.58%	2.12%	0.58%	4.66%
Year Ended October 31, 2009 (f)	$7.33	0.16	0.92	1.08	(0.17)	(0.01)	(0.18)	$8.23	15.08%	$15,411,091	0.58%	2.10%	0.58%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.24	(3.28)	(3.04)	(0.22)	(0.01)	(0.23)	$7.33	29.23%	$4,003,810	0.58%	2.66%	0.65%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.60	0.64	(0.04)	–	(0.04)	$10.60	6.38%	$1,064	0.71%	2.33%	0.71%	1.99%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.25	0.11	0.72	0.83	(0.10)	(0.06)	(0.16)	$8.92	10.15%	$7,681,013	0.33%	2.47%	0.33%	4.66%
Year Ended October 31, 2009 (f)	$7.34	0.18	0.93	1.11	(0.19)	(0.01)	(0.20)	$8.25	15.49%	$5,573,200	0.33%	2.39%	0.33%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.27	(3.28)	(3.01)	(0.24)	(0.01)	(0.25)	$7.34	(28.98%)	$2,286,718	0.33%	2.85%	0.43%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.59	0.64	(0.04)	–	(0.04)	$10.60	6.40%	$1,059,195	0.33%	2.79%	0.50%	1.99%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 47

Nationwide Destination 2025 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Destination 2025 Fund (Class A at NAV) returned 11.33% versus 11.46% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index, and 14.07% for its former benchmark, the Dow Jones (DJ) Target 2025 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 116 funds as of April 30, 2010) was 11.97% for the same time period.

*The benchmark for the Nationwide Destination 2025 Fund changed from the Dow Jones (DJ) Target 2025 Index to the Morningstar (Mstar) Lifetime Moderate 2025 Index effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 29% and 11%, respectively), which gained 15.71% and 25.56%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance during the reporting period. Similarly, all 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with 36.9%, and the telecommunications services sector, with 16.4%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which registered 0.00%, the smallest relative contributions to Fund performance during the reporting period came from the Fund’s investments in the Vanguard Short Term Bond ETF and the SPDR DJ Wilshire International Real Estate ETF (with target allocations of 3% and 1%, respectively), which returned 1.60% and 3.08%, respectively. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on high-quality, short-term bonds will likely be challenged to achieve significant returns for investors. Total returns of securities in the international real estate markets struggled to remain positive during the reporting period as the European real estate market sagged amid concerns about Greece’s budget crisis and its wider implications. As a group, the Asia-Pacific real estate markets produced modestly positive returns.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from mid-January to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

48 Semiannual Report 2010

Nationwide Destination 2025 Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2025 Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation**	6 Months	1 Year	5 Years	Inception	Date

Large-Cap Stocks	Nationwide S&P 500 Index Fund	29%	15.71%	38.75%	2.43%	-0.39%	12/29/99

International Stocks	Nationwide International Index Fund	17%	2.93%	34.44%	3.64%	1.17%	12/29/99

Intermediate-Term Bonds	Nationwide Bond Index Fund	13%	2.25%	7.69%	5.04%	6.13%	12/29/99

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	11%	25.56%	48.47%	6.59%	6.80%	12/29/01

Small-Cap Stocks	Nationwide Small Cap Index Fund	8%	28.00%	48.78%	5.47%	4.04%	12/29/99

Inflation-Protected Bonds	iShares Barclays TIPS Bond (ETF)	7%	3.42%	10.59%	4.78%	5.38%	12/4/03

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	4%	2.80%	22.51%	0.13%	1.11%	12/30/04

Emerging Market Stocks	Vanguard Emerging Markets (ETF)	4%	12.78%	55.90%	15.57%	12.90%	3/4/05

Short-Term Bonds	Vanguard Short Term Bond (ETF)	3%	1.60%	5.04%	n/a	5.63%	4/3/07

Domestic REITs	Vanguard REIT (ETF)	2%	34.88%	71.39%	4.16%	6.08%	9/23/04

International REITs	SPDR DJ Wilshire International Real Estate (ETF)	1%	3.08%	50.06%	n/a	-11.15%	12/14/06

Money Market Investments	Nationwide Money Market Fund	1%	0.00%	0.01%	2.75%	2.06%	12/13/01

**	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Semiannual Report 49

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	11.33%	31.58%	-2.32%
	w/SC3	4.93%	23.98%	-4.46%

Class C	w/o SC2	10.97%	30.86%	-2.84%
	w/SC4	9.97%	29.86%	-2.84%

Institutional Service Class [5]		11.27%	31.81%	-2.21%

Institutional Class[5]		11.57%	32.28%	-1.90%

Class R1[5]		10.97%	31.05%	-2.75%

Class R2[5]		11.15%	31.22%	-2.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.09%

Class C	1.64%

Class R1	1.53%

Class R2	1.37%

Institutional Service Class	0.87%

Institutional Class	0.64%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2025 Fund, Dow Jones Target 2025 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

50 Semiannual Report 2010

Shareholder	Nationwide Destination 2025 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2025 Fund			11/01/09	4/30/10	11/01/09 - 4/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,113.30	4.35	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83

Class C Shares	Actual		1,000.00	1,109.70	6.96	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33

Class R1 Shares	Actual		1,000.00	1,109.70	6.43	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23

Class R2 Shares	Actual		1,000.00	1,111.50	5.65	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08

Institutional Service Class Shares	Actual		1,000.00	1,112.70	3.04	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58

Institutional Class Shares	Actual		1,000.00	1,115.70	1.73	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 51

Portfolio Summary	Nationwide Destination 2025 Fund
April 30, 2010 (Unaudited)

Asset Allocation

Equity Funds	75.7%
Fixed Income Funds	23.4%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	29.0%
Nationwide International Index Fund, Institutional Class	16.3%
Nationwide Bond Index Fund, Institutional Class	13.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.1%
Nationwide Small Cap Index Fund, Institutional Class	8.2%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	7.2%
Credit Suisse Commodity Return Strategy Fund	4.0%
Vanguard Emerging Markets Fund	3.9%
Vanguard Short-Term Bond Fund	3.0%
Vanguard REIT Fund	2.1%
Other Holdings	2.0%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

52 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Destination 2025 Fund

Mutual Funds 82.9%

	Shares	Market Value

Equity Funds 68.7%
Credit Suisse Commodity Return Strategy Fund	434,999	$3,636,591
Nationwide International Index Fund, Institutional Class (a)	2,124,271	14,827,408
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	740,507	10,100,519
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,631,978	26,267,144
Nationwide Small Cap Index Fund, Institutional Class (a)	675,063	7,412,193

Total Equity Funds (cost $51,638,219)		62,243,855

Fixed Income Fund 13.2%
Nationwide Bond Index Fund, Institutional Class (a)	1,066,317	11,932,090

Total Fixed Income Fund (cost $11,685,837)		11,932,090

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	912,904	912,904

Total Money Market Fund (cost $912,904)		912,904

Total Mutual Funds (cost $64,236,960)		75,088,849

Exchange Traded Funds 17.2%

	Shares	Market Value

Equity Funds 7.0%
SPDR Dow Jones Wilshire International Real Estate Fund	25,420	898,851
Vanguard Emerging Markets Fund	84,387	3,549,317
Vanguard REIT Fund	35,275	1,844,883

Total Equity Funds (cost $4,825,311)		6,293,051

Fixed Income Funds 10.2%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	61,439	6,516,220
Vanguard Short-Term Bond Fund	34,374	2,756,795

Total Fixed Income Funds (cost $9,002,339)		9,273,015

Total Exchange Traded Funds (cost $13,827,650)		15,566,066

Total Investments (cost $78,064,610) (c) — 100.1%		90,654,915
Liabilities in excess of other assets — (0.1)%		(64,179)

NET ASSETS — 100.0%		$90,590,736

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 53

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Destination 2025
Fund

Assets:
Investments in affiliates, at value (cost $60,656,918)	$71,452,258
Investments in non-affiliates, at value (cost $17,407,692)	19,202,657

Total Investments	90,654,915

Cash	57,480
Interest and dividends receivable	33,322
Receivable for investments sold	169,678
Receivable for capital shares issued	179,527

Total Assets	91,094,922

Liabilities:
Payable for investments purchased	57,507
Payable for capital shares redeemed	383,958
Accrued expenses and other payables:
Investment advisory fees	24,380
Distribution fees	25,918
Administrative servicing fees	12,423

Total Liabilities	504,186

Net Assets	$90,590,736

Represented by:
Capital	$81,403,587
Accumulated net investment loss	(3,726)
Accumulated net realized losses from investment transactions	(3,399,430)
Net unrealized appreciation/(depreciation) from investments in affiliates	10,795,340
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,794,965

Net Assets	$90,590,736

Net Assets:
Class A Shares	$14,274,604
Class C Shares	429,816
Class R1 Shares	7,164,654
Class R2 Shares	45,807,215
Institutional Service Class Shares	17,238,290
Institutional Class Shares	5,676,157

Total	$90,590,736

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,624,582
Class C Shares	48,999
Class R1 Shares	815,771
Class R2 Shares	5,219,370
Institutional Service Class Shares	1,958,243
Institutional Class Shares	642,839

Total	10,309,804

The accompanying notes are an integral part of these financial Statements.

54 Semiannual Report 2010

Nationwide
Destination 2025
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.79
Class C Shares (a)	$8.77
Class R1 Shares	$8.78
Class R2 Shares	$8.78
Institutional Service Class Shares	$8.80
Institutional Class Shares	$8.83
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.33

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial Statements.

2010 Semiannual Report 55

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Destination 2025
Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$3
Dividend income from affiliates	610,215
Dividend income from non-affiliates	327,860

Total Income	938,078

EXPENSES:
Investment advisory fees	123,455
Distribution fees Class A	13,629
Distribution fees Class C	1,741
Distribution fees Class R1	20,560
Distribution fees Class R2	96,464
Administrative servicing fees Class A	13,629
Administrative servicing fees Class R1	7,908
Administrative servicing fees Class R2	48,232
Administrative servicing fees Institutional Service Class	16,973

Total Expenses	342,591

NET INVESTMENT INCOME	595,487

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	1,723
Net realized losses from investment transactions with affiliates	(572,256)
Net realized losses from investment transactions with non-affiliates	(56,249)

Net realized losses from affiliated and non-affiliated investments	(626,782)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	6,977,734

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	739,685

Net change in unrealized appreciation/(depreciation) from investments	7,717,419

Net realized/unrealized gains from affiliated and non-affiliated investments	7,090,637

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,686,124

The accompanying notes are an integral part of these financial statements.

56 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Destination
	2025 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$595,487	$608,641
Net realized losses from investment transactions	(626,782)	(2,090,074)
Net change in unrealized appreciation from investments	7,717,419	10,037,463

Change in net assets resulting from operations	7,686,124	8,556,030

Distributions to Shareholders From:
Net investment income:
Class A	(63,265)	(75,537)
Class C	(2,795)	(2,497)
Class R1	(51,301)	(57,254)
Class R2	(306,520)	(317,234)
Institutional Service Class	(124,205)	(117,433)
Institutional Class	(51,127)	(66,679)
Net realized gains:
Class A	(53,583)	(3,322)
Class C	(2,650)	(269)
Class R1	(47,871)	(7,920)
Class R2	(275,218)	(35,807)
Institutional Service Class	(96,919)	(9,791)
Institutional Class	(37,652)	(3,981)

Change in net assets from shareholder distributions	(1,113,106)	(697,724)

Change in net assets from capital transactions	24,677,714	33,487,563

Change in net assets	31,250,732	41,345,869

Net Assets:
Beginning of period	59,340,004	17,994,135

End of period	$90,590,736	$59,340,004

Accumulated undistributed net investment income/(loss) at end of period	$(3,726)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,515,204	$5,308,789
Dividends reinvested	116,848	78,859
Cost of shares redeemed	(1,398,493)	(610,216)

Total Class A	6,233,559	4,777,432

Class C Shares
Proceeds from shares issued	129,277	131,558
Dividends reinvested	5,445	2,766
Cost of shares redeemed	(7,404)	(3,600)

Total Class C	127,318	130,724

Class R1 Shares
Proceeds from shares issued	$2,344,989	$3,239,039
Dividends reinvested	99,172	65,174
Cost of shares redeemed	(1,022,862)	(936,681)

Total Class R1	1,421,299	2,367,532

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 57

Statements of Changes in Net Assets (Continued)

	Nationwide Destination
	2025 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	11,330,162	17,897,968
Dividends reinvested	581,738	353,041
Cost of shares redeemed	(1,523,966)	(1,145,023)

Total Class R2	10,387,934	17,105,986

Institutional Service Class Shares
Proceeds from shares issued	6,265,535	7,214,503
Dividends reinvested	221,124	127,224
Cost of shares redeemed	(828,398)	(825,331)

Total Institutional Service Class	5,658,261	6,516,396

Institutional Class Shares
Proceeds from shares issued	1,262,283	4,403,533
Dividends reinvested	88,779	70,660
Cost of shares redeemed	(501,719)	(1,884,700)

Total Institutional Class	849,343	2,589,493

Change in net assets from capital transactions	$24,677,714	$33,487,563

SHARE TRANSACTIONS:
Class A Shares
Issued	894,453	809,312
Reinvested	14,027	11,118
Redeemed	(164,171)	(83,024)

Total Class A Shares	744,309	737,406

Class C Shares
Issued	15,171	21,163
Reinvested	654	396
Redeemed	(878)	(550)

Total Class C Shares	14,947	21,009

Class R1 Shares
Issued	275,284	467,838
Reinvested	11,891	9,394
Redeemed	(120,241)	(126,834)

Total Class R1 Shares	166,934	350,398

Class R2 Shares
Issued	1,337,705	2,569,109
Reinvested	69,837	50,365
Redeemed	(177,273)	(159,226)

Total Class R2 Shares	1,230,269	2,460,248

Institutional Service Class Shares
Issued	738,829	1,015,966
Reinvested	26,514	17,875
Redeemed	(98,933)	(116,961)

Total Institutional Service Class Shares	666,410	916,880

The accompanying notes are an integral part of these financial statements.

58 Semiannual Report 2010

	Nationwide Destination
	2025 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	151,438	617,013
Reinvested	10,619	9,844
Redeemed	(58,584)	(251,739)

Total Institutional Class Shares	103,473	375,118

Total change in shares	2,926,342	4,861,059

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 59

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net
			Realized									Ratio of	Ratio of
			And								Ratio of	Net	Expenses
	Net		Unrealized								Expenses	Investment	(Prior to
	Asset		Gains					Net			To	Income	Reimbursements)
	Value,	Net	(Losses)	Total	Net	Net		Asset		Net Assets	Average	to Average	to Average
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.03	0.05	0.86	0.91	(0.08)	(0.07)	(0.15)	$8.79	11.33%	$14,274,604	0.83%	1.21%	0.83%	6.45%
Year Ended October 31, 2009 (f)	$7.14	0.12	0.94	1.06	(0.15)	(0.02)	(0.17)	$8.03	15.26%	$7,071,645	0.83%	1.65%	0.83%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.21	(3.51)	(3.30)	(0.20)	–	(0.20)	$7.14	(31.43%)	$1,020,031	0.58%	2.34%	0.67%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.66	0.67	(0.03)	–	(0.03)	$10.64	6.74%	$14,300	0.88%	0.37%	1.23%	0.96%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.03	0.06	0.82	0.88	(0.07)	(0.07)	(0.14)	$8.77	10.97%	$429,816	1.33%	1.33%	1.33%	6.45%
Year Ended October 31, 2009 (f)	$7.13	0.09	0.94	1.03	(0.11)	(0.02)	(0.13)	$8.03	14.70%	$273,534	1.33%	1.26%	1.33%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.19	(3.54)	(3.35)	(0.16)	–	(0.16)	$7.13	(31.83%)	$92,946	1.33%	2.27%	1.38%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%	$1,067	1.41%	1.50%	1.41%	0.96%

Class R1 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.04	0.06	0.82	0.88	(0.07)	(0.07)	(0.14)	$8.78	10.97%	$7,164,654	1.23%	1.42%	1.23%	6.45%
Year Ended October 31, 2009 (f)	$7.14	0.10	0.94	1.04	(0.12)	(0.02)	(0.14)	$8.04	14.85%	$5,216,272	1.23%	1.40%	1.23%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.16	(3.50)	(3.34)	(0.16)	–	(0.16)	$7.14	(31.76%)	$2,129,817	1.04%	1.78%	1.13%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%	$1,067	1.41%	1.50%	1.41%	0.96%

Class R2 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.03	0.06	0.83	0.89	(0.07)	(0.07)	(0.14)	$8.78	11.15%	$45,807,215	1.08%	1.49%	1.08%	6.45%
Year Ended October 31, 2009 (f)	$7.13	0.11	0.94	1.05	(0.13)	(0.02)	(0.15)	$8.03	15.03%	$32,035,568	1.08%	1.48%	1.08%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.17	(3.50)	(3.33)	(0.19)	–	(0.19)	$7.13	(31.69%)	$10,901,731	0.92%	1.91%	1.01%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.65	0.68	(0.03)	–	(0.03)	$10.65	6.84%	$1,068	1.06%	1.86%	1.06%	0.96%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

60 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

			Net
			Realized									Ratio of	Ratio of
			And								Ratio of	Net	Expenses
	Net		Unrealized								Expenses	Investment	(Prior to
	Asset		Gains					Net			To	Income	Reimbursements)
	Value,	Net	(Losses)	Total	Net	Net		Asset		Net Assets	Average	to Average	to Average
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.05	0.08	0.82	0.90	(0.08)	(0.07)	(0.15)	$8.80	11.27%	$17,238,290	0.58%	1.98%	0.58%	6.45%
Year Ended October 31, 2009 (f)	$7.13	0.14	0.95	1.09	(0.15)	(0.02)	(0.17)	$8.05	15.76%	$10,393,320	0.58%	1.94%	0.58%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.21	(3.52)	(3.31)	(0.21)	–	(0.21)	$7.13	(31.57%)	$2,675,193	0.57%	2.39%	0.63%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.65	0.69	(0.04)	–	(0.04)	$10.65	6.87%	$1,070	0.70%	2.21%	0.70%	0.96%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.06	0.10	0.83	0.93	(0.09)	(0.07)	(0.16)	$8.83	11.57%	$5,676,157	0.33%	2.29%	0.33%	6.45%
Year Ended October 31, 2009 (f)	$7.15	0.16	0.94	1.10	(0.17)	(0.02)	(0.19)	$8.06	15.83%	$4,349,665	0.33%	2.15%	0.33%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.23	(3.50)	(3.27)	(0.23)	–	(0.23)	$7.15	(31.22%)	$1,174,417	0.33%	2.47%	0.45%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.64	0.69	(0.04)	–	(0.04)	$10.65	6.90%	$1,064,001	0.33%	2.57%	0.50%	0.96%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 61

Nationwide Destination 2030 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Destination 2030 Fund (Class A at NAV) returned 12.08% versus 12.53% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index, and 16.52% for its former benchmark, the Dow Jones (DJ) Target 2030 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 183 funds as of April 30, 2010) was 11.78% for the same time period.

*The benchmark for the Nationwide Destination 2030 Fund changed from the Dow Jones (DJ) Target 2030 Index to the Morningstar (Mstar) Lifetime Moderate 2030 Index effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 31% and 12%, respectively), which gained 15.71% and 25.56%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance during the reporting period. Similarly, all 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with 36.9%, and the telecommunications services sector, with 16.4%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which registered 0.00%, the smallest relative contributions to Fund performance during the reporting period came from the Fund’s investments in the SPDR DJ Wilshire International Real Estate ETF and the Nationwide Bond Index Fund (with target allocations of 1% and 11%, respectively), which returned 3.08% and 2.25%, respectively. Total returns of securities in the international real estate markets struggled to remain positive during the reporting period as the European real estate market sagged amid concerns about Greece’s budget crisis and its wider implications. As a group, the Asia-Pacific real estate markets produced modestly positive returns. Most sectors within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index posted positive returns. The leading component of the Index was commercial mortgage-backed securities, with 12.7%, clearly indicating that investors’ risk appetite had returned to the domestic bond market. The weakest component of the Index, U.S. Treasuries, represented about 30% of the overall index composition and registered -0.2% during the reporting period.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from mid-January to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

62 Semiannual Report 2010

Nationwide Destination 2030 Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2030 Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation**	6 Months	1 Year	5 Years	Inception	Date

Large-Cap Stocks	Nationwide S&P 500 Index Fund	31%	15.71%	38.75%	2.43%	-0.39%	12/29/99

International Stocks	Nationwide International Index Fund	20%	2.93%	34.44%	3.64%	1.17%	12/29/99

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	12%	25.56%	48.47%	6.59%	6.80%	12/29/01

Intermediate-Term Bonds	Nationwide Bond Index Fund	11%	2.25%	7.69%	5.04%	6.13%	12/29/99

Small-Cap Stocks	Nationwide Small Cap Index Fund	9%	28.00%	48.78%	5.47%	4.04%	12/29/99

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	2.80%	22.51%	0.13%	1.11%	12/30/04

Inflation-Protected Bonds	iShares Barclays TIPS Bond (ETF)	4%	3.42%	10.59%	4.78%	5.38%	12/4/03

Emerging Market Stocks	Vanguard Emerging Markets (ETF)	4%	12.78%	55.90%	15.57%	12.90%	3/4/05

Domestic REITs	Vanguard REIT (ETF)	2%	34.88%	71.39%	4.16%	6.08%	9/23/04

International REITs	SPDR DJ Wilshire International Real Estate (ETF)	1%	3.08%	50.06%	n/a	-11.15%	12/14/06

Money Market Investments	Nationwide Money Market Fund	1%	0.00%	0.01%	2.75%	2.06%	12/13/01

**	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Semiannual Report 63

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	12.08%	34.31%	-3.27%

	w/SC3	5.70%	26.57%	-5.39%

Class C	w/o SC2	11.86%	33.67%	-3.77%

	w/SC4	10.86%	32.67%	-3.77%

Institutional Service Class[5]		12.28%	34.69%	-3.12%

Institutional Class[5]		12.31%	35.01%	-2.85%

Class R1[5]		11.86%	33.85%	-3.66%

Class R2[5]		12.03%	33.95%	-3.53%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.12%

Class C	1.65%

Class R1	1.53%

Class R2	1.38%

Institutional Service Class	0.88%

Institutional Class	0.65%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2030 Fund, Dow Jones Target 2030 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

64 Semiannual Report 2010

Shareholder	Nationwide Destination 2030 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2030 Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,120.80	4.36	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83

Class C Shares	Actual		1,000.00	1,118.60	6.93	1.32
	Hypothetical	[c]	1,000.00	1,018.25	6.61	1.32

Class R1 Shares	Actual		1,000.00	1,118.60	6.46	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23

Class R2 Shares	Actual		1,000.00	1,120.30	5.68	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08

Institutional Service Class Shares	Actual		1,000.00	1,122.80	3.05	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58

Institutional Class Shares	Actual		1,000.00	1,123.10	1.74	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 65

Portfolio Summary	Nationwide Destination 2030 Fund
April 30, 2010 (Unaudited)

Asset Allocation

Equity Funds	83.8%
Fixed Income Funds	15.2%
Money Market Fund	1.0%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	31.0%
Nationwide International Index Fund, Institutional Class	19.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.2%
Nationwide Bond Index Fund, Institutional Class	11.2%
Nationwide Small Cap Index Fund, Institutional Class	9.2%
Credit Suisse Commodity Return Strategy Fund	5.0%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	4.1%
Vanguard Emerging Markets Fund	3.9%
Vanguard REIT Fund	2.1%
Nationwide Money Market Fund, Institutional Class	1.0%
Other Holdings	1.0%

100.0%

‡	Rounds to less than 0.1%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

66 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Destination 2030 Fund

Mutual Funds 88.9%

	Shares	Market Value

Equity Funds 76.8%
Credit Suisse Commodity Return Strategy Fund	610,890	$5,107,044
Nationwide International Index Fund, Institutional Class (a)	2,806,018	19,586,003
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	907,560	12,379,111
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,161,013	31,546,914
Nationwide Small Cap Index Fund, Institutional Class (a)	853,178	9,367,897

Total Equity Funds (cost $62,570,804)		77,986,969

Fixed Income Fund 11.1%
Nationwide Bond Index Fund, Institutional Class (a)	1,013,890	11,345,425

Total Fixed Income Fund (cost $11,097,004)		11,345,425

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,025,812	1,025,812

Total Money Market Fund (cost $1,025,812)		1,025,812

Total Mutual Funds (cost $74,693,620)		90,358,206

Exchange Traded Funds 11.1%

	Shares	Market Value

Equity Funds 7.0%
SPDR Dow Jones Wilshire International Real Estate Fund	28,513	1,008,220
Vanguard Emerging Markets Fund	94,870	3,990,232
Vanguard REIT Fund	39,568	2,069,406

Total Equity Funds (cost $4,753,100)		7,067,858

Fixed Income Fund 4.1%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	39,389	4,177,598

Total Fixed Income Fund (cost $4,011,982)		4,177,598

Total Exchange Traded Funds (cost $8,765,082)		11,245,456

Total Investments (cost $83,458,702)(c) — 100.0%		101,603,662
Liabilities in excess of other assets — 0.0%		(46,264)

NET ASSETS — 100.0%		$101,557,398

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 67

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Destination 2030
Fund

Assets:
Investments in affiliates, at value (cost $69,824,687)	$85,251,162
Investments in non-affiliates, at value (cost $13,634,015)	16,352,500

Total Investments	101,603,662

Cash	11,961
Interest and dividends receivable	31,643
Receivable for investments sold	63,656
Receivable for capital shares issued	115,861

Total Assets	101,826,783

Liabilities:
Payable for investments purchased	17,456
Payable for capital shares redeemed	181,109
Accrued expenses and other payables:
Investment advisory fees	27,387
Distribution fees	27,532
Administrative servicing fees	15,901

Total Liabilities	269,385

Net Assets	$101,557,398

Represented by:
Capital	$87,165,828
Accumulated net investment loss	(64,893)
Accumulated net realized losses from investment transactions	(3,688,497)
Net unrealized appreciation/(depreciation) from investments in affiliates	15,426,475
Net unrealized appreciation/(depreciation) from investments in non-affiliates	2,718,485

Net Assets	$101,557,398

Net Assets:
Class A Shares	$30,316,649
Class C Shares	764,684
Class R1 Shares	7,451,088
Class R2 Shares	40,867,449
Institutional Service Class Shares	14,777,869
Institutional Class Shares	7,379,659

Total	$101,557,398

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,533,972
Class C Shares	89,322
Class R1 Shares	869,830
Class R2 Shares	4,771,166
Institutional Service Class Shares	1,719,226
Institutional Class Shares	856,234

Total	11,839,750

The accompanying notes are an integral part of these financial statements.

68 Semiannual Report 2010

Nationwide
Destination 2030
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.58
Class C Shares (a)	$8.56
Class R1 Shares	$8.57
Class R2 Shares	$8.57
Institutional Service Class Shares	$8.60
Institutional Class Shares	$8.62

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.10

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 69

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Destination 2030
Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$8
Dividend income from affiliates	728,224
Dividend income from non-affiliates	384,734

Total Income	1,112,966

EXPENSES:
Investment advisory fees	143,147
Distribution fees Class A	34,153
Distribution fees Class C	2,511
Distribution fees Class R1	21,783
Distribution fees Class R2	84,589
Administrative servicing fees Class A	34,153
Administrative servicing fees Class R1	8,378
Administrative servicing fees Class R2	42,294
Administrative servicing fees Institutional Service Class	14,717

Total Expenses	385,725

NET INVESTMENT INCOME	727,241

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(317,614)
Net realized losses from investment transactions with non-affiliates	(19,070)
Net realized losses from affiliated and non-affiliated investments	(336,684)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	8,308,821

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	843,389

Net change in unrealized appreciation/(depreciation) from investments	9,152,210

Net realized/unrealized gains from affiliated and non-affiliated investments	8,815,526

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,542,767

The accompanying notes are an integral part of these financial statements.

70 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$727,241	$681,458
Net realized losses from investment transactions	(336,684)	(2,686,578)
Net change in unrealized appreciation from investments	9,152,210	14,615,569

Change in net assets resulting from operations	9,542,767	12,610,449

Distributions to Shareholders From:
Net investment income:
Class A	(251,045)	(222,062)
Class C	(3,815)	(1,468)
Class R1	(58,359)	(43,604)
Class R2	(290,555)	(265,418)
Institutional Service Class	(116,815)	(97,307)
Institutional Class	(71,545)	(80,439)
Net realized gains:
Class A	(154,551)	(6,444)
Class C	(2,597)	(116)
Class R1	(39,158)	(6,618)
Class R2	(190,299)	(41,468)
Institutional Service Class	(67,048)	(9,684)
Institutional Class	(38,905)	(6,273)

Change in net assets from shareholder distributions	(1,284,692)	(780,901)

Change in net assets from capital transactions	21,545,287	42,353,812

Change in net assets	29,803,362	54,183,360

Net Assets:
Beginning of period	71,754,036	17,570,676

End of period	$101,557,398	$71,754,036

Accumulated undistributed net investment income/(loss) at end of period	$(64,893)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,011,649	$18,345,090
Dividends reinvested	405,596	228,506
Cost of shares redeemed	(2,253,405)	(2,119,222)

Total Class A	4,163,840	16,454,374

Class C Shares
Proceeds from shares issued	460,871	246,792
Dividends reinvested	6,412	1,584
Cost of shares redeemed	(49,595)	(12,609)

Total Class C	417,688	235,767

Class R1 Shares
Proceeds from shares issued	2,427,538	3,134,358
Dividends reinvested	97,517	50,222
Cost of shares redeemed	(659,590)	(603,931)

Total Class R1	1,865,465	2,580,649

Amounts designated as “–” are zero or have been rounded to zero.
The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 71

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	10,036,931	14,824,047
Dividends reinvested	480,854	306,886
Cost of shares redeemed	(1,025,951)	(1,045,907)

Total Class R2	9,491,834	14,085,026

Institutional Service Class Shares
Proceeds from shares issued	4,840,159	6,249,091
Dividends reinvested	183,863	106,991
Cost of shares redeemed	(378,753)	(767,385)

Total Institutional Service Class	4,645,269	5,588,697

Institutional Class Shares
Proceeds from shares issued	1,056,099	5,398,397
Dividends reinvested	110,450	86,712
Cost of shares redeemed	(205,358)	(2,075,810)

Total Institutional Class	961,191	3,409,299

Change in net assets from capital transactions	$21,545,287	$42,353,812

SHARE TRANSACTIONS:
Class A Shares
Issued	732,126	3,046,152
Reinvested	50,012	33,815
Redeemed	(276,024)	(300,507)

Total Class A Shares	506,114	2,779,460

Class C Shares
Issued	55,376	35,819
Reinvested	791	229
Redeemed	(5,974)	(1,853)

Total Class C Shares	50,193	34,195

Class R1 Shares
Issued	297,283	472,445
Reinvested	12,024	7,560
Redeemed	(79,961)	(81,943)

Total Class R1 Shares	229,346	398,062

Class R2 Shares
Issued	1,214,578	2,226,256
Reinvested	59,291	46,084
Redeemed	(125,517)	(159,373)

Total Class R2 Shares	1,148,352	2,112,967

Institutional Service Class Shares
Issued	586,042	932,524
Reinvested	22,643	15,811
Redeemed	(45,425)	(108,098)

Total Institutional Service Class Shares	563,260	840,237

The accompanying notes are an integral part of these financial statements.

72 Semiannual Report 2010

	Nationwide Destination 2030 Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	129,605	802,249
Reinvested	13,569	12,808
Redeemed	(24,507)	(309,642)

Total Institutional Class Shares	118,667	505,415

Total change in shares	2,615,932	6,670,336

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 73

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net									Ratio of
			Realized									Net	Ratio of
	Net		and								Ratio of	Investment	Expenses
	Asset		Unrealized								Expenses	Income	(Prior to
	Value,	Net	Gains					Net		Net	to	(Loss)	Reimbursements)
	Beginning	Investment	(Losses)	Total	Net	Net		Asset		Assets	Average	to Average	to Average
	of	Income	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.78	0.07	0.86	0.93	(0.08)	(0.05)	(0.13)	$8.58	12.08%	$30,316,649	0.83%	1.71%	0.83%	4.65%
Year Ended October 31, 2009 (f)	$6.89	0.10	0.95	1.05	(0.14)	(0.02)	(0.16)	$7.78	15.79%	$23,551,191	0.83%	1.45%	0.83%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.18	(3.81)	(3.63)	(0.18)	(0.02)	(0.20)	$6.89	(34.43%)	$1,711,218	0.61%	2.04%	0.72%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.75	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$24,528	0.88%	0.05%	1.19%	8.45%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.77	0.05	0.86	0.91	(0.07)	(0.05)	(0.12)	$8.56	11.86%	$764,684	1.32%	1.14%	1.32%	4.65%
Year Ended October 31, 2009 (f)	$6.88	0.06	0.95	1.01	(0.10)	(0.02)	(0.12)	$7.77	15.10%	$304,217	1.32%	0.85%	1.32%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.11	(3.80)	(3.69)	(0.13)	(0.02)	(0.15)	$6.88	(34.81%)	$33,926	1.33%	1.22%	1.41%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1,075	1.40%	1.36%	1.40%	8.45%

Class R1 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.78	0.06	0.86	0.92	(0.08)	(0.05)	(0.13)	$8.57	11.86%	$7,451,088	1.23%	1.38%	1.23%	4.65%
Year Ended October 31, 2009 (f)	$6.88	0.08	0.94	1.02	(0.10)	(0.02)	(0.12)	$7.78	15.25%	$4,980,319	1.23%	1.22%	1.23%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.14	(3.81)	(3.67)	(0.15)	(0.02)	(0.17)	$6.88	(34.70%)	$1,666,828	1.19%	1.65%	1.26%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1,075	1.40%	1.37%	1.40%	8.45%

Class R2 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.77	0.06	0.87	0.93	(0.08)	(0.05)	(0.13)	$8.57	12.03%	$40,867,449	1.08%	1.47%	1.08%	4.65%
Year Ended October 31, 2009 (f)	$6.88	0.10	0.92	1.02	(0.11)	(0.02)	(0.13)	$7.77	15.31%	$28,154,823	1.08%	1.39%	1.08%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.15	(3.81)	(3.66)	(0.16)	(0.02)	(0.18)	$6.88	(34.60%)	$10,381,376	1.01%	1.63%	1.10%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.76	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$97,800	1.08%	(0.51%)	1.24%	8.45%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial Statements.

74 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

			Net									Ratio of
			Realized									Net	Ratio of
	Net		and								Ratio of	Investment	Expenses
	Asset		Unrealized								Expenses	Income	(Prior to
	Value,	Net	Gains					Net		Net	to	(Loss)	Reimbursements)
	Beginning	Investment	(Losses)	Total	Net	Net		Asset		Assets	Average	to Average	to Average
	of	Income	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.79	0.08	0.87	0.95	(0.09)	(0.05)	(0.14)	$8.60	12.28%	$14,777,869	0.58%	1.99%	0.58%	4.65%
Year Ended October 31, 2009 (f)	$6.89	0.13	0.93	1.06	(0.14)	(0.02)	(0.16)	$7.79	15.96%	$9,006,401	0.58%	1.81%	0.58%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.19	(3.83)	(3.64)	(0.18)	(0.02)	(0.20)	$6.89	(34.46%)	$2,175,279	0.56%	2.25%	0.62%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.67%	$1,077	0.70%	2.07%	0.70%	8.45%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.81	0.09	0.86	0.95	(0.09)	(0.05)	(0.14)	$8.62	12.31%	$7,379,659	0.33%	2.31%	0.33%	4.65%
Year Ended October 31, 2009 (f)	$6.90	0.14	0.95	1.09	(0.16)	(0.02)	(0.18)	$7.81	16.33%	$5,757,085	0.33%	1.99%	0.33%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.21	(3.82)	(3.61)	(0.20)	(0.02)	(0.22)	$6.90	(34.22%)	$1,602,049	0.33%	2.26%	0.44%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.70%	$1,071,797	0.33%	2.34%	0.50%	8.45%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial Statements.

2010 Semiannual Report 75

Nationwide Destination 2035 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Destination 2035 Fund (Class A at NAV) returned 12.56% versus 13.06% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index, and 18.46% for its former benchmark, the Dow Jones (DJ) Target 2035 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 111 funds as of April 30, 2010) was 13.19% for the same time period.

*The benchmark for the Nationwide Destination 2035 Fund changed from the Dow Jones (DJ) Target 2035 Index to the Morningstar (Mstar) Lifetime Moderate 2035 Index effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30% and 13%, respectively), which gained 15.71% and 25.56%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance. Similarly, all 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with 36.9%, and the telecommunications services sector, with 16.4%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which registered 0.00%, the smallest relative contributions to Fund performance during the reporting period came from the Fund’s investments in the SPDR DJ Wilshire International Real Estate ETF and the Nationwide Bond Index Fund (with target allocations of 2% and 10%, respectively), which returned 3.08% and 2.25%, respectively. Total returns of securities in the international real estate markets struggled to remain positive during the reporting period as the European real estate market sagged amid concerns about Greece’s budget crisis and its wider implications. As a group, the Asia-Pacific real estate markets produced modestly positive returns. Most sectors within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index posted positive returns. The leading component of the Index was commercial mortgage-backed securities, with 12.7%, clearly indicating that investors’ risk appetite had returned to the domestic bond market. The weakest component of the Index, U.S. Treasuries, represented about 30% of the overall index composition and registered -0.2% during the reporting period.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from mid-January to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

76 Semiannual Report 2010

Nationwide Destination 2035 Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2035 Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation**	6 Months	1 Year	5 Years	Inception	Date

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	15.71%	38.75%	2.43%	-0.39%	12/29/99

International Stocks	Nationwide International Index Fund	22%	2.93%	34.44%	3.64%	1.17%	12/29/99

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	25.56%	48.47%	6.59%	6.80%	12/29/01

Small-Cap Stocks	Nationwide Small Cap Index Fund	10%	28.00%	48.78%	5.47%	4.04%	12/29/99

Intermediate-Term Bonds	Nationwide Bond Index Fund	10%	2.25%	7.69%	5.04%	6.13%	12/29/99

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	2.80%	22.51%	0.13%	1.11%	12/30/04

Emerging Market Stocks	Vanguard Emerging Markets (ETF)	5%	12.78%	55.90%	15.57%	12.90%	3/4/05

Domestic REITs	Vanguard REIT (ETF)	2%	34.88%	71.39%	4.16%	6.08%	9/23/04

International REITs	SPDR DJ Wilshire International Real Estate (ETF)	2%	3.08%	50.06%	n/a	-11.15%	12/14/06

Money Market Investments	Nationwide Money Market Fund	1%	0.00%	0.01%	2.75%	2.06%	12/13/01

**	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Semiannual Report 77

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	12.56%	35.89%	-4.16%
	w/SC3	6.08%	28.14%	-6.26%

Class C	w/o SC2	12.25%	35.30%	-4.69%
	w/SC4	11.25%	34.30%	-4.69%

Institutional Service Class[5]		12.77%	36.33%	-4.02%

Institutional Class[5]		12.81%	36.65%	-3.74%

Class R1[5]		12.33%	35.40%	-4.61%

Class R2[5]		12.39%	35.61%	-4.43%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.12%

Class C	1.66%

Class R1	1.56%

Class R2	1.39%

Institutional Service Class	0.88%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2035 Fund, Dow Jones Target 2035 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

78 Semiannual Report 2010

Shareholder	Nationwide Destination 2035 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2035 Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,125.60	4.37	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83

Class C Shares	Actual		1,000.00	1,122.50	6.95	1.32
	Hypothetical	[c]	1,000.00	1,018.25	6.61	1.32

Class R1 Shares	Actual		1,000.00	1,123.30	6.48	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23

Class R2 Shares	Actual		1,000.00	1,123.90	5.69	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08

Institutional Service Class Shares	Actual		1,000.00	1,127.70	3.06	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58

Institutional Class Shares	Actual		1,000.00	1,128.10	1.74	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 79

Portfolio Summary	Nationwide Destination 2035 Fund
April 30, 2010 (Unaudited)

Asset Allocation

Equity Funds	88.8%
Fixed Income Fund	10.2%
Money Market Fund	1.0%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	30.1%
Nationwide International Index Fund, Institutional Class	21.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.2%
Nationwide Small Cap Index Fund, Institutional Class	10.3%
Nationwide Bond Index Fund, Institutional Class	10.2%
Credit Suisse Commodity Return Strategy Fund	5.0%
Vanguard Emerging Markets Fund	4.9%
Vanguard REIT Fund	2.0%
SPDR Dow Jones Wilshire International Real Estate Fund	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

‡	Rounds to less than 0.1%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

80 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Destination 2035 Fund

Mutual Funds 91.1%

	Shares	Market Value

Equity Funds 79.9%
Credit Suisse Commodity Return Strategy Fund	271,739	$2,271,739
Nationwide International Index Fund, Institutional Class (a)	1,373,476	9,586,862
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	437,191	5,963,279
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,361,066	13,583,439
Nationwide Small Cap Index Fund, Institutional Class (a)	421,455	4,627,581

Total Equity Funds (cost $30,584,513)		36,032,900

Fixed Income Fund 10.2%
Nationwide Bond Index Fund, Institutional Class (a)	409,972	4,587,585

Total Fixed Income Fund (cost $4,496,879)		4,587,585

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	456,285	456,285

Total Money Market Fund (cost $456,285)		456,285

Total Mutual Funds (cost $35,537,677)		41,076,770

Exchange Traded Funds 8.9%

	Shares	Market Value

Equity Funds 8.9%
SPDR Dow Jones Wilshire International Real Estate Fund	25,286	894,113
Vanguard Emerging Markets Fund	52,496	2,207,982
Vanguard REIT Fund	17,541	917,394

Total Equity Funds (cost $3,155,724)		4,019,489

Total Exchange Traded Funds (cost $3,155,724)		4,019,489

Total Investments (cost $38,693,401) (c) — 100.0%		45,096,259

Liabilities in excess of other assets — 0.0%		(6,343)

NET ASSETS — 100.0%		$45,089,916

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 81

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Destination 2035
Fund

Assets:
Investments in affiliates, at value (cost $33,300,094)	$38,805,031
Investments in non-affiliates, at value (cost $5,393,307)	6,291,228

Total Investments	45,096,259

Cash	17,462
Dividends receivable	12,590
Receivable for capital shares issued	129,100

Total Assets	45,255,411

Liabilities:
Payable for investments purchased	125,337
Payable for capital shares redeemed	10,593
Accrued expenses and other payables:
Investment advisory fees	11,991
Distribution fees	12,309
Administrative servicing fees	5,265

Total Liabilities	165,495

Net Assets	$45,089,916

Represented by:
Capital	$40,589,282
Accumulated net investment loss	(42,903)
Accumulated net realized losses from investment transactions	(1,859,321)
Net unrealized appreciation/(depreciation) from investments in affiliates	5,504,937
Net unrealized appreciation/(depreciation) from investments in non-affiliates	897,921

Net Assets	$45,089,916

Net Assets:
Class A Shares	$5,603,349
Class C Shares	191,712
Class R1 Shares	776,563
Class R2 Shares	26,401,516
Institutional Service Class Shares	7,249,152
Institutional Class Shares	4,867,624

Total	$45,089,916

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	674,503
Class C Shares	23,206
Class R1 Shares	93,649
Class R2 Shares	3,187,563
Institutional Service Class Shares	871,515
Institutional Class Shares	583,534

Total	5,433,970

The accompanying notes are an integral part of these financial statements.

82 Semiannual Report 2010

Nationwide
Destination 2035
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.31
Class C Shares (a)	$8.26
Class R1 Shares	$8.29
Class R2 Shares	$8.28
Institutional Service Class Shares	$8.32
Institutional Class Shares	$8.34

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.82

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 83

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Destination 2035
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$308,968
Dividend income from non-affiliates	147,227

Total Income	456,195

EXPENSES:
Investment advisory fees	61,167
Distribution fees Class A	5,030
Distribution fees Class C	692
Distribution fees Class R1	2,388
Distribution fees Class R2	55,191
Administrative servicing fees Class A	5,031
Administrative servicing fees Class R1	918
Administrative servicing fees Class R2	27,596
Administrative servicing fees Institutional Service Class	7,314

Total Expenses	165,327

NET INVESTMENT INCOME	290,868

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(349,145)
Net realized losses from investment transactions with non-affiliates	(49,301)
Net realized losses from affiliated and non-affiliated investments	(398,446)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,930,050

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	353,454

Net change in unrealized appreciation/(depreciation) from investments	4,283,504

Net realized/unrealized gains from affiliated and non-affiliated investments	3,885,058

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,175,926

The accompanying notes are an integral part of these financial statements.

84 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$290,868	$281,238
Net realized losses from investment transactions	(398,446)	(1,024,226)
Net change in unrealized appreciation from investments	4,283,504	5,302,936

Change in net assets resulting from operations	4,175,926	4,559,948

Distributions to Shareholders From:
Net investment income:
Class A	(23,876)	(21,794)
Class C	(1,167)	(997)
Class R1	(6,737)	(8,072)
Class R2	(196,507)	(160,910)
Institutional Service Class	(59,047)	(48,887)
Institutional Class	(46,437)	(55,006)
Net realized gains:
Class A	(22,243)	(3,236)
Class C	(1,186)	(250)
Class R1	(6,983)	(2,262)
Class R2	(194,549)	(26,150)
Institutional Service Class	(51,605)	(6,368)
Institutional Class	(38,387)	(4,694)

Change in net assets from shareholder distributions	(648,724)	(338,626)

Change in net assets from capital transactions	12,232,040	15,741,115

Change in net assets	15,759,242	19,962,437

Net Assets:
Beginning of period	29,330,674	9,368,237

End of period	$45,089,916	$29,330,674

Accumulated undistributed net investment income/(loss) at end of period	$(42,903)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,362,858	$1,222,013
Dividends reinvested	46,119	25,030
Cost of shares redeemed	(268,908)	(283,999)

Total Class A	3,140,069	963,044

Class C Shares
Proceeds from shares issued	104,074	39,204
Dividends reinvested	2,353	1,247
Cost of shares redeemed	(4,409)	(19,730)

Total Class C	102,018	20,721

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 85

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$112,828	$185,255
Dividends reinvested	13,720	10,334
Cost of shares redeemed	(87,232)	(149,475)

Total Class R1	39,316	46,114

Class R2 Shares
Proceeds from shares issued	6,882,542	10,545,975
Dividends reinvested	391,056	187,060
Cost of shares redeemed	(1,291,783)	(626,755)

Total Class R2	5,981,815	10,106,280

Institutional Service Class Shares
Proceeds from shares issued	2,372,995	3,308,517
Dividends reinvested	110,652	55,255
Cost of shares redeemed	(435,075)	(497,244)
Total Institutional Service Class	2,048,572	2,866,528

Institutional Class Shares
Proceeds from shares issued	1,076,240	3,201,159
Dividends reinvested	84,824	59,700
Cost of shares redeemed	(240,814)	(1,522,431)
Total Institutional Class	920,250	1,738,428

Change in net assets from capital transactions	$12,232,040	$15,741,115

SHARE TRANSACTIONS:
Class A Shares
Issued	424,101	186,015
Reinvested	5,875	3,927
Redeemed	(34,186)	(41,315)

Total Class A Shares	395,790	148,627

Class C Shares
Issued	12,975	6,921
Reinvested	301	201
Redeemed	(563)	(2,658)

Total Class C Shares	12,713	4,464

Class R1 Shares
Issued	14,161	29,060
Reinvested	1,750	1,656
Redeemed	(11,076)	(23,656)

Total Class R1 Shares	4,835	7,060

Class R2 Shares
Issued	859,274	1,656,843
Reinvested	49,943	29,641
Redeemed	(161,031)	(86,944)

Total Class R2 Shares	748,186	1,599,540

The accompanying notes are an integral part of these financial statements.

86 Semiannual Report 2010

	Nationwide Destination 2035 Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	295,876	499,674
Reinvested	14,096	8,569
Redeemed	(54,549)	(67,265)

Total Institutional Service Class Shares	255,423	440,978

Institutional Class Shares
Issued	137,034	491,528
Reinvested	10,792	9,239
Redeemed	(30,158)	(206,488)

Total Institutional Class Shares	117,668	294,279

Total change in shares	1,534,615	2,494,948

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 87

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

	Operations				Distributions					Ratios/Supplemental Data

			Net										Ratio of
			Realized									Ratio of Net	Expenses
			and								Ratio of	Investment	(Prior to
	Net Asset		Unrealized					Net			Expenses	Income	Reimbursements)
	Value,	Net	Gains (Losses)	Total	Net	Net		Asset		Net Assets	to Average	to Average	to Average
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.53	0.04	0.90	0.94	(0.08)	(0.08)	(0.16)	$8.31	12.56%	$5,603,349	0.83%	0.99%	0.83%	6.90%
Year Ended October 31, 2009 (f)	$6.68	0.11	0.90	1.01	(0.13)	(0.03)	(0.16)	$7.53	15.49%	$2,098,910	0.83%	1.56%	0.83%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.16	(4.00)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.39%)	$868,514	0.65%	1.87%	0.73%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.79	0.79	(0.03)	–	(0.03)	$10.76	7.95%	$27,886	0.87%	0.10%	1.15%	0.85%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.50	0.05	0.86	0.91	(0.07)	(0.08)	(0.15)	$8.26	12.25%	$191,712	1.32%	1.14%	1.32%	6.90%
Year Ended October 31, 2009 (f)	$6.65	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.50	14.97%	$78,692	1.33%	1.35%	1.33%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.13	(4.01)	(3.88)	(0.21)	(0.01)	(0.22)	$6.65	(36.78%)	$40,087	1.33%	1.47%	1.40%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%	$1,078	1.40%	1.24%	1.42%	0.85%

Class R1 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.52	0.06	0.86	0.92	(0.07)	(0.08)	(0.15)	$8.29	12.33%	$776,563	1.23%	1.43%	1.23%	6.90%
Year Ended October 31, 2009 (f)	$6.67	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.52	14.90%	$668,175	1.23%	1.43%	1.23%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.11	(3.99)	(3.88)	(0.19)	(0.01)	(0.20)	$6.67	(36.66%)	$544,925	1.18%	1.34%	1.25%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%	$1,078	1.40%	1.24%	1.42%	0.85%

Class R2 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.51	0.06	0.87	0.93	(0.08)	(0.08)	(0.16)	$8.28	12.39%	$26,401,516	1.08%	1.45%	1.08%	6.90%
Year Ended October 31, 2009 (f)	$6.67	0.09	0.89	0.98	(0.11)	(0.03)	(0.14)	$7.51	15.15%	$18,324,931	1.08%	1.30%	1.08%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.12	(3.97)	(3.85)	(0.22)	(0.01)	(0.23)	$6.67	(36.51%)	$5,597,892	0.90%	1.40%	1.00%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.75	0.78	(0.03)	–	(0.03)	$10.75	7.85%	$1,079	1.05%	1.80%	1.07%	0.85%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

88 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund (Continued)

	Operations				Distributions					Ratios/Supplemental Data

			Net										Ratio of
			Realized									Ratio of Net	Expenses
			and								Ratio of	Investment	(Prior to
	Net Asset		Unrealized					Net			Expenses	Income	Reimbursements)
	Value,	Net	Gains (Losses)	Total	Net	Net		Asset		Net Assets	to Average	to Average	to Average
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.53	0.08	0.88	0.96	(0.09)	(0.08)	(0.17)	$8.32	12.77%	$7,249,152	0.58%	1.95%	0.58%	6.90%
Year Ended October 31, 2009 (f)	$6.68	0.12	0.90	1.02	(0.14)	(0.03)	(0.17)	$7.53	15.65%	$4,641,953	0.58%	1.78%	0.58%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.17	(4.01)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.36%)	$1,169,345	0.58%	2.00%	0.64%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.77	0.80	(0.04)	–	(0.04)	$10.76	7.98%	$1,080	0.70%	1.93%	0.72%	0.85%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.55	0.09	0.87	0.96	(0.09)	(0.08)	(0.17)	$8.34	12.81%	$4,867,624	0.33%	2.25%	0.33%	6.90%
Year Ended October 31, 2009 (f)	$6.69	0.13	0.91	1.04	(0.15)	(0.03)	(0.18)	$7.55	16.07%	$3,518,013	0.33%	1.95%	0.33%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.19	(4.00)	(3.81)	(0.25)	(0.01)	(0.26)	$6.69	(36.13%)	$1,147,474	0.33%	2.04%	0.45%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.76	0.80	(0.04)	–	(0.04)	$10.76	8.00%	$1,074,845	0.33%	2.28%	0.50%	0.85%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 89

Nationwide Destination 2040 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Destination 2040 Fund (Class A at NAV) returned 13.47% versus 13.17% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index, and 19.65% for its former benchmark, the Dow Jones (DJ) Target 2040 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 180 funds as of April 30, 2010) was 12.72% for the same time period.

*The benchmark for the Nationwide Destination 2040 Fund changed from the Dow Jones (DJ) Target 2040 Index to the Morningstar (Mstar) Lifetime Moderate 2040 Index effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Small Cap Index Fund (with target allocations of 30% and 12%, respectively), which gained 15.71% and 28.00%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance. Similarly, all 10 sectors within the Russell 2000® Index posted positive returns during the reporting period. The consumer discretionary sector led with 40.6%, and the telecommunications services sector, with 16.7%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which registered 0.00%, the smallest relative contributions to Fund performance during the reporting period came from the Fund’s investments in the SPDR DJ Wilshire International Real Estate ETF and the Nationwide Bond Index Fund (with target allocations of 2% and 6%, respectively), which returned 3.08% and 2.25%, respectively. Total returns of securities in the international real estate markets struggled to remain positive during the reporting period as the European real estate market sagged amid concerns about Greece’s budget crisis and its wider implications. As a group, the Asia-Pacific real estate markets produced modestly positive returns. Most sectors within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index posted positive returns. The leading component of the Index was commercial mortgage-backed securities, with 12.7%, clearly indicating that investors’ risk appetite had returned to the domestic bond market. The weakest component of the Index, U.S. Treasuries, represented about 30% of the overall index composition and registered -0.2% during the reporting period.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from mid-January to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

90 Semiannual Report 2010

Nationwide Destination 2040 Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2040 Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation**	6 Months	1 Year	5 Years	Inception	Date

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	15.71%	38.75%	2.43%	-0.39%	12/29/99

International Stocks	Nationwide International Index Fund	23%	2.93%	34.44%	3.64%	1.17%	12/29/99

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	25.56%	48.47%	6.59%	6.80%	12/29/01

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	28.00%	48.78%	5.47%	4.04%	12/29/99

Emerging Market Stocks	Vanguard Emerging Markets (ETF)	6%	12.78%	55.90%	15.57%	12.90%	3/4/05

Intermediate-Term Bonds	Nationwide Bond Index Fund	6%	2.25%	7.69%	5.04%	6.13%	12/29/99

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	2.80%	22.51%	0.13%	1.11%	12/30/04

Domestic REITs	Vanguard REIT (ETF)	2%	34.88%	71.39%	4.16%	6.08%	9/23/04

International REITs	SPDR DJ Wilshire International Real Estate (ETF)	2%	3.08%	50.06%	n/a	-11.15%	12/14/06

Money Market Investments	Nationwide Money Market Fund	1%	0.00%	0.01%	2.75%	2.06%	12/13/01

**	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown on the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Semiannual Report 91

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	13.47%	38.01%	-5.08%
	w/SC3	7.01%	30.03%	-7.16%

Class C	w/o SC2	12.94%	37.21%	-5.58%
	w/SC4	11.94%	36.21%	-5.58%

Institutional Service Class[5]		13.36%	38.20%	-4.91%

Institutional Class[5]		13.57%	38.58%	-4.68%

Class R1[5]		13.11%	37.44%	-5.52%

Class R2[5]
		13.15%	37.56%	-5.39%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.12%

Class C	1.66%

Class R1	1.54%

Class R2	1.39%

Institutional Service Class	0.88%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2040 Fund, Dow Jones Target 2040 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

92 Semiannual Report 2010

Shareholder	Nationwide Destination 2040 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2040 Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,134.70	4.39	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83

Class C Shares	Actual		1,000.00	1,129.40	7.02	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33

Class R1 Shares	Actual		1,000.00	1,131.10	6.50	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23

Class R2 Shares	Actual		1,000.00	1,131.50	5.71	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08

Institutional Service Class Shares	Actual		1,000.00	1,133.60	3.07	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58

Institutional Class Shares	Actual		1,000.00	1,135.70	1.75	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 93

Portfolio Summary	Nationwide Destination 2040 Fund
April 30, 2010 (Unaudited)

Asset Allocation

Equity Funds	93.0%
Fixed Income Fund	6.1%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	30.1%

Nationwide International Index Fund, Institutional Class	22.2%

Nationwide Mid Cap Market Index Fund, Institutional Class	13.2%

Nationwide Small Cap Index Fund, Institutional Class	12.3%

Nationwide Bond Index Fund, Institutional Class	6.1%

Vanguard Emerging Markets Fund	5.9%

Credit Suisse Commodity Return Strategy Fund	5.1%

Vanguard REIT Fund	2.1%

SPDR Dow Jones Wilshire International Real Estate Fund	2.0%

Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

94 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Destination 2040 Fund

Mutual Funds 90.1%

	Shares	Market Value

Equity Funds 83.0%
Credit Suisse Commodity Return Strategy Fund	232,564	$1,944,237
Nationwide International Index Fund, Institutional Class (a)	1,228,294	8,573,493
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	374,286	5,105,265
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,165,362	11,630,310
Nationwide Small Cap Index Fund, Institutional Class (a)	433,061	4,755,004

Total Equity Funds (cost $26,716,907)		32,008,309

Fixed Income Fund 6.1%
Nationwide Bond Index Fund, Institutional Class (a)	210,610	2,356,723

Total Fixed Income Fund (cost $2,315,652)		2,356,723

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00%(a)(b)	390,533	390,533

Total Money Market Fund (cost $390,533)		390,533

Total Mutual Funds (cost $29,423,092)		34,755,565

Exchange Traded Funds 10.0%

	Shares	Market Value

Equity Funds 10.0%
SPDR Dow Jones Wilshire International Real Estate Fund	21,818	771,484
Vanguard Emerging Markets Fund	54,365	2,286,592
Vanguard REIT Fund	15,137	791,665

Total Equity Funds (cost $2,974,026)		3,849,741

Total Exchange Traded Funds (cost $2,974,026)		3,849,741

Total Investments (cost $32,397,118) (c) — 100.1%		38,605,306
Liabilities in excess of other assets — (0.1)%		(44,831)

NET ASSETS — 100.0%		$38,560,475

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 95

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Destination 2040
Fund

Assets:
Investments in affiliates, at value (cost $27,535,190)	$32,811,328
Investments in non-affiliates, at value (cost $4,861,928)	5,793,978

Total Investments	38,605,306

Cash	11,010
Interest and dividends receivable	6,090
Receivable for investments sold	199,588
Receivable for capital shares issued	80,621

Total Assets	38,902,615

Liabilities:
Payable for investments purchased	12,136
Payable for capital shares redeemed	301,110
Accrued expenses and other payables:
Investment advisory fees	10,452
Distribution fees	12,116
Administrative servicing fees	6,326

Total Liabilities	342,140

Net Assets	$38,560,475

Represented by:
Capital	$34,012,394
Accumulated net investment loss	(59,771)
Accumulated net realized losses from investment transactions	(1,600,336)
Net unrealized appreciation/(depreciation) from investments in affiliates	5,276,138
Net unrealized appreciation/(depreciation) from investments in non-affiliates	932,050

Net Assets	$38,560,475

Net Assets:
Class A Shares	$5,026,124
Class C Shares	317,037
Class R1 Shares	4,297,468
Class R2 Shares	20,488,672
Institutional Service Class Shares	4,897,869
Institutional Class Shares	3,533,305

Total	$38,560,475

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	620,066
Class C Shares	39,116
Class R1 Shares	531,753
Class R2 Shares	2,534,359
Institutional Service Class Shares	602,285
Institutional Class Shares	433,904

Total	4,761,483

The accompanying notes are an integral part of these financial statements.

96 Semiannual Report 2010

Nationwide
Destination 2040
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.11
Class C Shares (a)	$8.10
Class R1 Shares	$8.08
Class R2 Shares	$8.08
Institutional Service Class Shares	$8.13
Institutional Class Shares	$8.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.60

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 97

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Destination 2040
Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$5
Dividend income from affiliates	241,523
Dividend income from non-affiliates	131,752

Total Income	373,280

EXPENSES:
Investment advisory fees	52,695
Distribution fees Class A	4,443
Distribution fees Class C	1,396
Distribution fees Class R1	12,858
Distribution fees Class R2	42,797
Administrative servicing fees Class A	4,443
Administrative servicing fees Class R1	4,946
Administrative servicing fees Class R2	21,398
Administrative servicing fees Institutional Service Class	4,829

Total Expenses	149,805

NET INVESTMENT INCOME	223,475

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(226,399)
Net realized losses from investment transactions with non-affiliates	(6,159)

Net realized losses from affiliated and non-affiliated investments	(232,558)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,516,496

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	301,690

Net change in unrealized appreciation/(depreciation) from investments	3,818,186

Net realized/unrealized gains from affiliated and non-affiliated investments	3,585,628

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,809,103

The accompanying notes are an integral part of these financial statements.

98 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$223,475	$209,252
Net realized losses from investment transactions	(232,558)	(953,963)
Net change in unrealized appreciation from investments	3,818,186	4,681,478

Change in net assets resulting from operations	3,809,103	3,936,767

Distributions to Shareholders From:
Net investment income:
Class A	(21,807)	(19,072)
Class C	(2,849)	(1,999)
Class R1	(33,974)	(21,987)
Class R2	(151,593)	(110,477)
Institutional Service Class	(37,550)	(25,044)
Institutional Class	(35,473)	(45,848)
Net realized gains:
Class A	(20,747)	(2,922)
Class C	(2,908)	(582)
Class R1	(35,254)	(3,696)
Class R2	(152,759)	(17,866)
Institutional Service Class	(33,356)	(2,766)
Institutional Class	(29,858)	(4,419)

Change in net assets from shareholder distributions	(558,128)	(256,678)

Change in net assets from capital transactions	10,536,369	14,081,359

Change in net assets	13,787,344	17,761,448

Net Assets:
Beginning of period	24,773,131	7,011,683

End of period	$38,560,475	$24,773,131

Accumulated net investment income/(loss) at end of period	$(59,771)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,207,962	$1,294,215
Dividends reinvested	42,440	21,954
Cost of shares redeemed	(594,261)	(294,377)

Total Class A	2,656,141	1,021,792

Class C Shares
Proceeds from shares issued	119,568	43,509
Dividends reinvested	5,757	2,581
Cost of shares redeemed	(25,590)	(14,930)

Total Class C	99,735	31,160

Class R1 Shares
Proceeds from shares issued	1,512,521	2,233,786
Dividends reinvested	69,228	25,683
Cost of shares redeemed	(704,064)	(179,209)

Total Class R1	877,685	2,080,260

Amounts designated as ‘‘–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 99

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$4,711,446	$8,133,287
Dividends reinvested	304,352	128,343
Cost of shares redeemed	(378,159)	(377,960)

Total Class R2	4,637,639	7,883,670

Institutional Service Class Shares
Proceeds from shares issued	1,761,501	2,126,136
Dividends reinvested	70,906	27,810
Cost of shares redeemed	(263,530)	(115,859)

Total Institutional Service Class	1,568,877	2,038,087

Institutional Class Shares
Proceeds from shares issued	972,509	2,435,403
Dividends reinvested	65,331	50,267
Cost of shares redeemed	(341,548)	(1,459,280)
Total Institutional Class	696,292	1,026,390

Change in net assets from capital transactions	$10,536,369	$14,081,359

SHARE TRANSACTIONS:
Class A Shares
Issued	414,854	207,041
Reinvested	5,562	3,624
Redeemed	(77,042)	(44,647)

Total Class A Shares	343,374	166,018

Class C Shares
Issued	15,343	7,530
Reinvested	753	432
Redeemed	(3,350)	(2,551)

Total Class C Shares	12,746	5,411

Class R1 Shares
Issued	196,579	355,378
Reinvested	9,085	4,276
Redeemed	(90,210)	(25,359)

Total Class R1 Shares	115,454	334,295

Class R2 Shares
Issued	606,673	1,332,213
Reinvested	39,941	21,175
Redeemed	(47,501)	(58,305)

Total Class R2 Shares	599,113	1,295,083

Amounts designated as ‘‘–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

100 Semiannual Report 2010

	Nationwide Destination 2040 Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	226,237	333,301
Reinvested	9,269	4,475
Redeemed	(33,484)	(18,459)

Total Institutional Service Class Shares	202,022	319,317

Institutional Class Shares
Issued	126,246	392,178
Reinvested	8,540	8,104
Redeemed	(43,785)	(205,488)

Total Institutional Class Shares	91,001	194,794

Total change in shares	1,363,710	2,314,918

Amounts designated as ‘‘–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 101

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net										Ratio of
	Net		Realized									Ratio of Net	Expenses
	Asset		and								Ratio of	Investment	(Prior to
	Value,		Unrealized					Net			Expenses	Income	Reimbursements)
	Beginning	Net	Gains (Losses)	Total	Net	Net		Asset		Net Assets	to Average	to Average	to Average
	of	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.30	0.04	0.92	0.96	(0.08)	(0.07)	(0.15)	$8.11	13.47%	$5,026,124	0.83%	0.92%	0.83%	7.90%
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.02)	(0.14)	$7.30	15.25%	$2,018,572	0.83%	1.37%	0.83%	16.68%
Year Ended October 31, 2008 (f)	$10.80	0.15	(4.24)	(4.09)	(0.22)	(0.01)	(0.23)	$6.48	(38.60%)	$717,177	0.62%	1.72%	0.72%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.81	0.83	(0.03)	–	(0.03)	$10.80	8.35%	$1,084	0.98%	1.11%	1.51%	1.45%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.31	0.05	0.88	0.93	(0.07)	(0.07)	(0.14)	$8.10	12.94%	$317,037	1.33%	1.39%	1.33%	7.90%
Year Ended October 31, 2009 (f)	$6.48	0.07	0.86	0.93	(0.08)	(0.02)	(0.10)	$7.31	14.81%	$192,720	1.33%	1.08%	1.33%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.07	(4.23)	(4.16)	(0.16)	(0.01)	(0.17)	$6.48	38.99%	$135,913	1.33%	0.81%	1.37%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%	$1,084	1.40%	1.13%	1.45%	1.45%

Class R1 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.28	0.04	0.90	0.94	(0.07)	(0.07)	(0.14)	$8.08	13.11%	$4,297,468	1.23%	1.17%	1.23%	7.90%
Year Ended October 31, 2009 (f)	$6.47	0.07	0.86	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.81%	$3,031,797	1.23%	1.06%	1.23%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.12	(4.27)	(4.15)	(0.18)	(0.01)	(0.19)	$6.47	(38.97%)	$530,691	1.20%	1.47%	1.23%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%	$1,084	1.40%	1.13%	1.45%	1.45%

Class R2 Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$7.28	0.05	0.89	0.94	(0.07)	(0.07)	(0.14)	$8.08	13.15%	$20,488,672	1.08%	1.31%	1.08%	7.90%
Year Ended October 31, 2009 (f)	$6.47	0.08	0.85	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.89%	$14,091,812	1.08%	1.17%	1.08%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.09	(4.21)	(4.12)	(0.21)	(0.01)	(0.22)	$6.47	(38.82%)	$4,140,142	1.02%	1.09%	1.11%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.45%	$1,854	1.07%	1.09%	1.19%	1.45%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. (f)Per share calculations were performed using average shares method.
(f)	Per share calculations were performed using average share method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

102 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

			Net										Ratio of
	Net		Realized									Ratio of Net	Expenses
	Asset		and								Ratio of	Investment	(Prior to
	Value,		Unrealized					Net			Expenses	Income	Reimbursements)
	Beginning	Net	Gains (Losses)	Total	Net	Net		Asset		Net Assets	to Average	to Average	to Average
	of	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$7.32	0.07	0.89	0.96	(0.08)	(0.07)	(0.15)	$8.13	13.36%	$4,897,869	0.58%	1.79%	0.58%	7.90%
Year Ended October 31, 2009 (f)	$6.49	0.11	0.87	0.98	(0.13)	(0.02)	(0.15)	$7.32	15.68%	$2,928,077	0.58%	1.61%	0.58%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.13	(4.22)	(4.09)	(0.22)	(0.01)	(0.23)	$6.49	(38.54%)	$525,479	0.58%	1.66%	0.61%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.82	0.85	(0.04)	–	(0.04)	$10.81	8.48%	$1,085	0.70%	1.83%	0.75%	1.45%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$7.32	0.08	0.90	0.98	(0.09)	(0.07)	(0.16)	$8.14	13.57%	$3,533,305	0.33%	2.19%	0.33%	7.90%
Year Ended October 31, 2009 (f)	$6.50	0.12	0.86	0.98	(0.14)	(0.02)	(0.16)	$7.32	15.74%	$2,510,153	0.33%	1.89%	0.33%	16.68%
Year Ended October 31, 2008 (f)	$10.82	0.17	(4.24)	(4.07)	(0.24)	(0.01)	(0.25)	$6.50	(38.37%)	$962,281	0.33%	1.88%	0.45%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.82	0.86	(0.04)	–	(0.04)	$10.82	8.61%	$1,080,215	0.33%	2.10%	0.50%	1.45%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 103

Nationwide Destination 2045 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Destination 2045 Fund (Class A at NAV) returned 13.73% versus 13.15% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index, and 19.97% for its former benchmark, the Dow Jones (DJ) Target 2045 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 104 funds as of April 30, 2010) was 13.53% for the same time period.

*The benchmark for the Nationwide Destination 2045 Fund changed from the Dow Jones (DJ) Target 2045 Index to the Morningstar (Mstar) Lifetime Moderate 2045 Index effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Small Cap Index Fund (with target allocations of 30% and 12%, respectively), which gained 15.71% and 28.00%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance. Similarly, all 10 sectors within the Russell 2000® Index posted positive returns during the reporting period. The consumer discretionary sector led with 40.6%, and the telecommunications services sector, with 16.7%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which registered 0.00%, the smallest relative contributions to Fund performance during the reporting period came from the Fund’s investments in the SPDR DJ Wilshire International Real Estate ETF and the Nationwide Bond Index Fund (with target allocations of 2% and 5%, respectively), which returned 3.08% and 2.25%, respectively. Total returns of securities in the international real estate markets struggled to remain positive during the reporting period as the European real estate market sagged amid concerns about Greece’s budget crisis and its wider implications. As a group, the Asia-Pacific real estate markets produced modestly positive returns. Most sectors within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index posted positive returns. The leading component in the Index was commercial mortgage-backed securities, with 12.7%, clearly indicating that investors’ risk appetite had returned to the domestic bond market. The weakest component in the Index, U.S. Treasuries, represented about 30% of the overall index composition and registered -0.2% during the reporting period.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from mid-
January to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

104 Semiannual Report 2010

Nationwide Destination 2045 Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2045 Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation**	6 Months	1 Year	5 Years	Inception	Date

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	15.71%	38.75%	2.43%	-0.39%	12/29/99

International Stocks	Nationwide International Index Fund	23%	2.93%	34.44%	3.64%	1.17%	12/29/99

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	25.56%	48.47%	6.59%	6.80%	12/29/01

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	28.00%	48.78%	5.47%	4.04%	12/29/99

Emerging Market Stocks	Vanguard Emerging Markets (ETF)	6%	12.78%	55.90%	15.57%	12.90%	3/4/05

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	2.80%	22.51%	0.13%	1.11%	12/30/04

Intermediate-Term Bonds	Nationwide Bond Index Fund	5%	2.25%	7.69%	5.04%	6.13%	12/29/99

Domestic REITs	Vanguard REIT (ETF)	3%	34.88%	71.39%	4.16%	6.08%	9/23/04

International REITs	SPDR DJ Wilshire International Real Estate (ETF)	2%	3.08%	50.06%	n/a	-11.15%	12/14/06

Money Market Investments	Nationwide Money Market Fund	1%	0.00%	0.01%	2.75%	2.06%	12/13/01

**	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown on the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Semiannual Report 105

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC12	13.73%	38.76%	-5.15%
	w/SC23	7.22%	30.88%	-7.23%

Class C	w/o SC12	13.31%	37.90%	-5.66%
	w/SC34	12.31%	36.90%	-5.66%

Institutional Service Class[45]		13.83%	39.10%	-5.06%

Institutional Class[45]		13.84%	39.34%	-4.75%

Class R1[45]		13.36%	38.02%	-5.62%

Class R2[45]		13.42%	38.31%	-5.43%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.13%

Class C	1.66%

Class R1	1.55%

Class R2	1.39%

Institutional Service Class	0.88%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2045 Fund, Dow Jones Target 2045 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

106 Semiannual Report 2010

Shareholder	Nationwide Destination 2045 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2045 Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,137.30	4.40	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83

Class C Shares	Actual		1,000.00	1,133.10	7.03	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33

Class R1 Shares	Actual		1,000.00	1,133.60	6.45	1.22
	Hypothetical	[c]	1,000.00	1,018.74	6.11	1.22

Class R2 Shares	Actual		1,000.00	1,134.20	5.71	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08

Institutional Service Class Shares	Actual		1,000.00	1,138.30	3.08	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58

Institutional Class Shares	Actual		1,000.00	1,138.40	1.75	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 107

Portfolio Summary	Nationwide Destination 2045 Fund
April 30, 2010 (Unaudited)

Asset Allocation

Equity Funds	93.9%
Fixed Income Fund	5.1%
Money Market Fund	1.0%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	30.2%
Nationwide International Index Fund, Institutional Class	22.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.2%
Nationwide Small Cap Index Fund, Institutional Class	12.3%
Vanguard Emerging Markets Fund	5.9%
Nationwide Bond Index Fund, Institutional Class	5.1%
Credit Suisse Commodity Return Strategy Fund	5.1%
Vanguard REIT Fund	3.0%
SPDR Dow Jones Wilshire International Real Estate Fund	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

108 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Destination 2045 Fund

Mutual Funds 89.1%

	Shares	Market Value

Equity Funds 83.0%
Credit Suisse Commodity Return Strategy Fund	107,666	$900,085
Nationwide International Index Fund, Institutional Class (a)	568,837	3,970,479
Nationwide Mid Cap Market Index Fund, Institutional Class(a)	173,268	2,363,380
Nationwide S&P 500 Index Fund, Institutional Class (a)	539,328	5,382,496
Nationwide Small Cap Index Fund, Institutional Class (a)	200,458	2,201,032

Total Equity Funds (cost $12,244,556)		14,817,472

Fixed Income Fund 5.1%
Nationwide Bond Index Fund, Institutional Class (a) (cost $895,341)	81,246	909,140

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $180,784)	180,784	180,784

Total Mutual Funds (cost $13,320,681)		15,907,396

Exchange Traded Funds 10.9%

	Shares	Market Value

Equity Funds 10.9%
SPDR Dow Jones Wilshire International Real Estate Fund	10,019	354,272
Vanguard Emerging Markets Fund	25,003	1,051,627
Vanguard REIT Fund	10,427	545,332

Total Equity Funds (cost $1,492,705)		1,951,231

Total Exchange Traded Funds (cost $1,492,705)		1,951,231

Total Investments (cost $14,813,386) (c) — 100.0%		17,858,627

Liabilities in excess of other assets — 0.0%		(5,389)

NET ASSETS — 100.0%		$17,853,238

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 109

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Destination 2045
Fund

Assets:
Investments in affiliates, at value (cost $12,450,971)	$15,007,311
Investments in non-affiliates, at value (cost $2,362,415)	2,851,316

Total Investments	17,858,627

Cash	9,744
Interest and dividends receivable	2,289
Receivable for capital shares issued	72,856

Total Assets	17,943,516

Liabilities:
Payable for investments purchased	49,195
Payable for capital shares redeemed	28,494
Accrued expenses and other payables:
Investment advisory fees	4,792
Distribution fees	5,169
Administrative servicing fees	2,628

Total Liabilities	90,278

Net Assets	$17,853,238

Represented by:
Capital	$16,026,999
Accumulated net investment loss	(26,078)
Accumulated net realized losses from investments transactions	(1,192,923)
Net unrealized appreciation/(depreciation) from investments in affiliates	2,556,339
Net unrealized appreciation/(depreciation) from investments in non-affiliates	488,901

Net Assets	$17,853,238

Net Assets:
Class A Shares	$2,831,833
Class C Shares	95,879
Class R1 Shares	302,154
Class R2 Shares	10,737,194
Institutional Service Class Shares	1,602,516
Institutional Class Shares	2,283,662

Total	$17,853,238

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	350,023
Class C Shares	11,882
Class R1 Shares	37,489
Class R2 Shares	1,333,197
Institutional Service Class Shares	198,348
Institutional Class Shares	281,515

Total	2,212,454

The accompanying notes are an integral part of these financial statements.

110 Semiannual Report 2010

Nationwide
Destination 2045
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.09
Class C Shares (a)	$8.07
Class R1 Shares	$8.06
Class R2 Shares	$8.05
Institutional Service Class Shares	$8.08
Institutional Class Shares	$8.11
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.58

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 111

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Destination 2045
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$103,708
Dividend income from non-affiliates	63,288

Total Income	166,996

EXPENSES:
Investment advisory fees	23,934
Distribution fees Class A	2,457
Distribution fees Class C	386
Distribution fees Class R1	582
Distribution fees Class R2	22,476
Administrative servicing fees Class A	2,456
Administrative servicing fees Class R1	224
Administrative servicing fees Class R2	11,238
Administrative servicing fees Institutional Service Class	1,572

Total Expenses	65,325

NET INVESTMENT INCOME	101,671

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(118,464)
Net realized losses from investment transactions with non-affiliates	(4,447)
Net realized losses from affiliated and non-affiliated investments	(122,911)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,594,464

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	198,575

Net change in unrealized appreciation/(depreciation) from investments	1,793,039

Net realized/unrealized gains from affiliated and non-affiliated investments	1,670,128

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,771,799

The accompanying notes are an integral part of these financial statements.

112 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$101,671	$85,663
Net realized losses from investments	(122,911)	(919,050)
Net change in unrealized appreciation from investments	1,793,039	2,422,972

Change in net assets resulting from operations	1,771,799	1,589,585

Distributions to Shareholders From:
Net investment income:
Class A	(10,518)	(9,150)
Class C	(659)	(334)
Class R1	(1,202)	(1,087)
Class R2	(79,484)	(52,855)
Institutional Service Class	(13,363)	(6,203)
Institutional Class	(22,523)	(22,481)
Net realized gains:
Class A	(9,089)	(3,117)
Class C	(646)	(46)
Class R1	(1,145)	(603)
Class R2	(72,992)	(19,905)
Institutional Service Class	(10,741)	(1,679)
Institutional Class	(17,290)	(6,626)

Change in net assets from shareholder distributions	(239,652)	(124,086)

Change in net assets from capital transactions	5,477,205	6,322,147

Change in net assets	7,009,352	7,787,646

Net Assets:
Beginning of period	10,843,886	3,056,240

End of period	$17,853,238	$10,843,886

Accumulated net investment income/(loss) at end of period	$(26,078)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,835,958	$551,631
Dividends reinvested	19,607	12,267
Cost of shares redeemed	(129,514)	(98,151)

Total Class A	1,726,051	465,747

Class C Shares
Proceeds from shares issued	25,056	42,366
Dividends reinvested	1,305	380
Cost of shares redeemed	(95)	(787)

Total Class C	26,266	41,959

Class R1 Shares
Proceeds from shares issued	$172,229	$64,038
Dividends reinvested	2,347	1,690
Cost of shares redeemed	(2,396)	(30,224)

Total Class R1	172,180	35,504

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 113

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$2,774,558	$4,771,759
Dividends reinvested	152,476	72,760
Cost of shares redeemed	(479,673)	(350,341)

Total Class R2	2,447,361	4,494,178

Institutional Service Class Shares
Proceeds from shares issued	729,090	718,578
Dividends reinvested	24,104	7,882
Cost of shares redeemed	(126,544)	(100,668)

Total Institutional Service Class	626,650	625,792

Institutional Class Shares
Proceeds from shares issued	1,356,879	759,034
Dividends reinvested	39,813	29,107
Cost of shares redeemed	(917,995)	(129,174)

Total Institutional Class	478,697	658,967

Change in net assets from capital transactions	$5,477,205	$6,322,147

SHARE TRANSACTIONS:
Class A Shares
Issued	238,710	90,832
Reinvested	2,580	2,037
Redeemed	(16,737)	(14,696)

Total Class A Shares	224,553	78,173

Class C Shares
Issued	3,189	7,805
Reinvested	172	64
Redeemed	(10)	(108)

Total Class C Shares	3,351	7,761

Class R1 Shares
Issued	21,905	10,738
Reinvested	309	287
Redeemed	(320)	(4,543)

Total Class R1 Shares	21,894	6,482

Class R2 Shares
Issued	359,760	789,342
Reinvested	20,116	12,138
Redeemed	(61,104)	(69,057)

Total Class R2 Shares	318,772	732,423

The accompanying notes are an integral part of these financial statements.

114 Semiannual Report 2010

	Nationwide Destination 2045 Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	94,053	111,477
Reinvested	3,176	1,284
Redeemed	(16,448)	(17,979)

Total Institutional Service Class Shares	80,781	94,782

Institutional Class Shares
Issued	182,223	123,202
Reinvested	5,232	4,796
Redeemed	(122,401)	(22,136)

Total Institutional Class Shares	65,054	105,862

Total change in shares	714,405	1,025,483

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 115

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net		Unrealized								Ratio of	Investment	(Prior to
	Asset Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.26	0.03	0.95	0.98	(0.08)	(0.07)	(0.15)	$8.09	13.73%	$2,831,833	0.83%	0.73%	0.83%	11.58%
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.06)	(0.18)	$7.26	15.22%	$910,313	0.83%	1.46%	0.83%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.14	(4.35)	(4.21)	(0.17)	(0.01)	(0.18)	$6.48	(39.25%)	$306,286	0.76%	1.64%	0.83%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.88	0.90	(0.03)	–	(0.03)	$10.87	9.06%	$1,708	0.85%	1.32%	1.26%	1.44%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.25	0.04	0.92	0.96	(0.07)	(0.07)	(0.14)	$8.07	13.31%	$95,879	1.33%	1.12%	1.33%	11.58%
Year Ended October 31, 2009 (f)	$6.47	0.04	0.89	0.93	(0.09)	(0.06)	(0.15)	$7.25	14.89%	$61,835	1.33%	0.63%	1.33%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.12	(4.38)	(4.26)	(0.12)	(0.01)	(0.13)	$6.47	(39.64%)	$4,982	1.34%	1.35%	1.40%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%	$1,089	1.40%	0.90%	1.48%	1.44%

Class R1 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.24	0.03	0.93	0.96	(0.07)	(0.07)	(0.14)	$8.06	13.36%	$302,154	1.22%	0.74%	1.22%	11.58%
Year Ended October 31, 2009 (f)	$6.46	0.08	0.85	0.93	(0.09)	(0.06)	(0.15)	$7.24	14.99%	$112,869	1.23%	1.27%	1.23%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.05	(4.31)	(4.26)	(0.13)	(0.01)	(0.14)	$6.46	(39.65%)	$58,896	1.14%	0.63%	1.18%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%	$1,089	1.40%	0.90%	1.48%	1.44%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

116 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net		Unrealized								Ratio of	Investment	(Prior to
	Asset Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R2 Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$7.23	0.05	0.91	0.96	(0.07)	(0.07)	(0.14)	$8.05	13.42%	$10,737,194	1.08%	1.32%	1.08%	11.58%
Year Ended October 31, 2009 (f)	$6.46	0.07	0.87	0.94	(0.11)	(0.06)	(0.17)	$7.23	15.07%	$7,333,974	1.08%	1.14%	1.08%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.11	(4.33)	(4.22)	(0.17)	(0.01)	(0.18)	$6.46	(39.42%)	$1,821,560	0.95%	1.32%	1.04%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.96%	$6,211	1.05%	1.25%	1.14%	1.44%

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$7.24	0.07	0.92	0.99	(0.08)	(0.07)	(0.15)	$8.08	13.83%	$1,602,516	0.58%	1.91%	0.58%	11.58%
Year Ended October 31, 2009 (f)	$6.47	0.11	0.85	0.96	(0.13)	(0.06)	(0.19)	$7.24	15.53%	$851,684	0.58%	1.63%	0.58%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.15	(4.35)	(4.20)	(0.18)	(0.01)	(0.19)	$6.47	(39.26%)	$147,351	0.59%	1.96%	0.60%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.87	0.90	(0.04)	–	(0.04)	$10.86	8.98%	$1,090	0.70%	1.59%	0.79%	1.44%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$7.27	0.08	0.92	1.00	(0.09)	(0.07)	(0.16)	$8.11	13.84%	$2,283,662	0.33%	2.16%	0.33%	11.58%
Year Ended October 31, 2009 (f)	$6.48	0.13	0.87	1.00	(0.15)	(0.06)	(0.21)	$7.27	16.06%	$1,573,211	0.33%	1.98%	0.33%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.17	(4.35)	(4.18)	(0.20)	(0.01)	(0.21)	$6.48	(39.09%)	$717,165	0.33%	1.88%	0.46%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.87	0.91	(0.04)	–	(0.04)	$10.87	9.11%	$1,085,445	0.33%	2.01%	0.50%	1.44%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 117

Nationwide Destination 2050 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Destination 2050 Fund (Class A at NAV) returned 13.37% versus 13.08% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index, and 19.97% for its former benchmark, the Dow Jones (DJ) Target 2050 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 151 funds as of April 30, 2010) was 13.05% for the same time period.

*The benchmark for the Nationwide Destination 2050 Fund changed from the Dow Jones (DJ) Target 2050 Index to the Morningstar (Mstar) Lifetime Moderate 2050 Index effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Small Cap Index Fund (with target allocations of 29% and 12%, respectively), which gained 15.71% and 28.00%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance. Similarly, all 10 sectors within the Russell 2000® Index posted positive returns during the reporting period. The consumer discretionary sector led with 40.6%, and the telecommunications services sector, with 16.7%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which registered 0.00%, the smallest relative contributions to Fund performance during the reporting period came from the Fund’s investments in the SPDR DJ Wilshire International Real Estate ETF and the Nationwide Bond Index Fund (with target allocations of 2% and 4%, respectively), which returned 3.08% and 2.25%, respectively. Total returns of securities in the international real estate markets struggled to remain positive during the reporting period as the European real estate market sagged amid concerns about Greece’s budget crisis and its wider implications. As a group, the Asia-Pacific real estate markets produced modestly positive returns. Most sectors within the Barclays Capital (BARCAP) U.S. Aggregate Bond Index posted positive returns. The leading component in the Index was commercial mortgage-backed securities, with 12.7%, clearly indicating that investors’ risk appetite had returned to the domestic bond market. The weakest component in the Index, U.S. Treasuries, represented about 30% of the overall index composition and registered -0.2% during the reporting period.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from mid-
January to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

118 Semiannual Report 2010

Nationwide Destination 2050 Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2050 Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation**	6 Months	1 Year	5 Years	Inception	Date

Large-Cap Stocks	Nationwide S&P 500 Index Fund	29%	15.71%	38.75%	2.43%	-0.39%	12/29/99

International Stocks	Nationwide International Index Fund	24%	2.93%	34.44%	3.64%	1.17%	12/29/99

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	25.56%	48.47%	6.59%	6.80%	12/29/01

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	28.00%	48.78%	5.47%	4.04%	12/29/99

Emerging Market Stocks	Vanguard Emerging Markets (ETF)	7%	12.78%	55.90%	15.57%	12.90%	3/4/05

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	2.80%	22.51%	0.13%	1.11%	12/30/04

Intermediate-Term Bonds	Nationwide Bond Index Fund	4%	2.25%	7.69%	5.04%	6.13%	12/29/99

Domestic REITs	Vanguard REIT (ETF)	3%	34.88%	71.39%	4.16%	6.08%	9/23/04

International REITs	SPDR DJ Wilshire International Real Estate (ETF)	2%	3.08%	50.06%	n/a	-11.15%	12/14/06

Money Market Investments	Nationwide Money Market Fund	1%	0.00%	0.01%	2.75%	2.06%	12/13/01

**	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown on the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Semiannual Report 119

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	13.37%	38.52%	-4.90%
	w/SC3	6.89%	30.65%	-6.99%

Class C	w/o SC2	12.97%	37.98%	-5.60%
	w/SC4	11.97%	36.98%	-5.60%

Institutional Service Class[5]		13.59%	38.99%	-4.81%

Institutional Class[5]		13.64%	39.37%	-4.57%

Class R1[5]		13.14%	38.06%	-5.43%

Class R2[5]		13.23%	38.35%	-5.28%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.14%

Class C	1.67%

Class R1	1.57%

Class R2	1.40%

Institutional Service Class	0.89%

Institutional Class	0.67%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2050 Fund, Dow Jones Target 2050 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

120 Semiannual Report 2010

Shareholder	Nationwide Destination 2050 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2050 Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,133.70	4.39	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83

Class C Shares	Actual		1,000.00	1,129.70	7.02	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.66	1.33

Class R1 Shares	Actual		1,000.00	1,131.40	6.50	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23

Class R2 Shares	Actual		1,000.00	1,132.30	5.71	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08

Institutional Service	Actual		1,000.00	1,135.90	3.07	0.58
Class Shares	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58

Institutional Class	Actual		1,000.00	1,136.40	1.75	0.33
Shares	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 121

Portfolio Summary	Nationwide Destination 2050 Fund
April 30, 2010 (Unaudited)

Asset Allocation

Equity Funds	94.9%
Fixed Income Fund	4.1%
Money Market Fund	1.0%
Other assets in excess of liabilities‡	0.0%

100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	29.2%
Nationwide International Index Fund, Institutional Class	23.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.2%
Nationwide Small Cap Index Fund, Institutional Class	12.3%
Vanguard Emerging Markets Fund	6.9%
Credit Suisse Commodity Return Strategy Fund	5.0%
Nationwide Bond Index Fund, Institutional Class	4.1%
Vanguard REIT Fund	3.0%
SPDR Dow Jones Wilshire International Real Estate Fund	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

‡	Rounds to less than 0.1%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

122 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Destination 2050 Fund

Mutual Funds 88.1%

	Shares	Market Value

Equity Funds 83.0%
Credit Suisse Commodity Return Strategy Fund	161,908	$1,353,548
Nationwide International Index Fund, Institutional Class (a)	893,279	6,235,088
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	260,466	3,552,761
Nationwide S&P 500 Index Fund, Institutional Class (a)	783,645	7,820,781
Nationwide Small Cap Index Fund, Institutional Class (a)	301,300	3,308,272

Total Equity Funds (cost $17,046,303)		22,270,450

Fixed Income Fund 4.1%
Nationwide Bond Index Fund, Institutional Class (a)	97,713	1,093,411

Total Fixed Income Fund (cost $1,072,602)		1,093,411

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00%(a)(b)	271,882	271,882

Total Money Market Fund (cost $271,882)		271,882

Total Mutual Funds (cost $18,390,787)		23,635,743

Exchange Traded Funds 11.9%

	Shares	Market Value

Equity Funds 11.9%
SPDR Dow Jones Wilshire International Real Estate Fund	15,014	530,895
Vanguard Emerging Markets Fund	43,657	1,836,214
Vanguard REIT Fund	15,618	816,821

Total Equity Funds (cost $2,223,399)		3,183,930

Total Exchange Traded Funds (cost $2,223,399)		3,183,930

Total Investments (cost $20,614,186)(c) — 100.0%		26,819,673

Other assets in excess of liabilities — 0.0%		4,316

NET ASSETS — 100.0%		$26,823,989

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 123

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Destination 2050
Fund

Assets:
Investments in affiliates, at value (cost $17,130,547)	$22,282,195
Investments in non-affiliates, at value (cost $3,483,639)	4,537,478

Total Investments	26,819,673

Cash	16,923
Interest and dividends receivable	2,998
Receivable for investments sold	215
Receivable for capital shares issued	170,226

Total Assets	27,010,035

Liabilities:
Payable for investments purchased	161,169
Payable for capital shares redeemed	6,508
Accrued expenses and other payables:
Investment advisory fees	7,139
Distribution fees	6,361
Administrative servicing fees	4,869

Total Liabilities	186,046

Net Assets	$26,823,989

Represented by:
Capital	$21,586,462
Accumulated net investment loss	(39,401)
Accumulated net realized losses from investment transactions	(928,559)
Net unrealized appreciation/(depreciation) from investments in affiliates	5,151,648
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,053,839

Net Assets	$26,823,989

Net Assets:
Class A Shares	$12,746,172
Class C Shares	12,997
Class R1 Shares	402,721
Class R2 Shares	8,916,364
Institutional Service Class Shares	3,796,294
Institutional Class Shares	949,441

Total	$26,823,989

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,571,118
Class C Shares	1,608
Class R1 Shares	49,785
Class R2 Shares	1,104,835
Institutional Service Class Shares	467,731
Institutional Class Shares	116,787

Total	3,311,864

The accompanying notes are an integral part of these financial statements.

124 Semiannual Report 2010

Nationwide
Destination 2050
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.11
Class C Shares (a)	$8.08
Class R1 Shares	$8.09
Class R2 Shares	$8.07
Institutional Service Class Shares	$8.12
Institutional Class Shares	$8.13
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.60

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 125

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Destination 2050
Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$3
Dividend income from affiliates	178,503
Dividend income from non-affiliates	109,238

Total Income	287,744

EXPENSES:
Investment advisory fees	38,267
Distribution fees Class A	14,362
Distribution fees Class C	52
Distribution fees Class R1	1,213
Distribution fees Class R2	17,430
Administrative servicing fees Class A	14,362
Administrative servicing fees Class R1	466
Administrative servicing fees Class R2	8,715
Administrative servicing fees Institutional Service Class	3,608

Total Expenses	98,475

NET INVESTMENT INCOME	189,269

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	154,869
Net realized gains from investment transactions with non-affiliates	132,092
Net realized gains from affiliated and non-affiliated investments	286,961

Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,177,231

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	181,604

Net change in unrealized appreciation/(depreciation) from investments	2,358,835

Net realized/unrealized gains from affiliated and non-affiliated investments	2,645,796

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,835,065

The accompanying notes are an integral part of these financial statements.

126 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$189,269	$161,345
Net realized gains/(losses) from investment transactions	286,961	(1,019,199)
Net change in unrealized appreciation from investments	2,358,835	5,081,615

Change in net assets resulting from operations	2,835,065	4,223,761

Distributions to Shareholders From:
Net investment income:
Class A	(114,099)	(72,871)
Class C	(91)	(105)
Class R1	(3,782)	(5,047)
Class R2	(61,310)	(48,702)
Institutional Service Class	(27,712)	(17,348)
Institutional Class	(21,676)	(25,364)
Net realized gains:
Class A	(50,992)	(1,324)
Class C	(46)	(42)
Class R1	(1,881)	(2,060)
Class R2	(29,003)	(13,102)
Institutional Service Class	(11,597)	(2,929)
Institutional Class	(8,591)	(4,746)

Change in net assets from shareholder distributions	(330,780)	(193,640)

Change in net assets from capital transactions	3,923,609	12,977,329

Change in net assets	6,427,894	17,007,450

Net Assets:
Beginning of period	20,396,095	3,388,645

End of period	$26,823,989	$20,396,095

Accumulated net investment income/(loss) at end of period	$(39,401)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,860,929	$8,587,475
Dividends reinvested	165,082	74,195
Cost of shares redeemed	(876,186)	(1,318,180)

Total Class A	1,149,825	7,343,490

Class C Shares
Proceeds from shares issued	3,569	1,405
Dividends reinvested	137	147
Cost of shares redeemed	(810)	–

Total Class C	2,896	1,552

Class R1 Shares
Proceeds from shares issued	80,880	161,747
Dividends reinvested	5,663	7,107
Cost of shares redeemed	(104,191)	(155,403)

Total Class R1	(17,648)	13,451

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 127

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$2,538,785	$3,285,323
Dividends reinvested	90,313	61,804
Cost of shares redeemed	(76,607)	(300,890)

Total Class R2	2,552,491	3,046,237

Institutional Service Class Shares
Proceeds from shares issued	1,959,297	2,610,000
Dividends reinvested	39,309	20,277
Cost of shares redeemed	(823,886)	(851,577)

Total Institutional Service Class	1,174,720	1,778,700

Institutional Class Shares
Proceeds from shares issued	188,963	812,614
Dividends reinvested	30,267	30,110
Cost of shares redeemed	(1,157,905)	(48,825)

Total Institutional Class	(938,675)	793,899

Change in net assets from capital transactions	$3,923,609	$12,977,329

SHARE TRANSACTIONS:
Class A Shares
Issued	239,885	1,583,290
Reinvested	21,608	11,980
Redeemed	(113,415)	(203,548)

Total Class A Shares	148,078	1,391,722

Class C Shares
Issued	456	166
Reinvested	18	25
Redeemed	(109)	–

Total Class C Shares	365	191

Class R1 Shares
Issued	10,193	24,921
Reinvested	743	1,202
Redeemed	(13,275)	(23,221)

Total Class R1 Shares	(2,339)	2,902

Class R2 Shares
Issued	326,586	523,307
Reinvested	11,883	10,345
Redeemed	(9,952)	(40,850)

Total Class R2 Shares	328,517	492,802

Institutional Service Class Shares
Issued	251,685	395,750
Reinvested	5,152	3,292
Redeemed	(107,741)	(133,036)

Total Institutional Service Class Shares	149,096	266,006

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

128 Semiannual Report 2010

	Nationwide Destination 2050 Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	24,596	130,710
Reinvested	3,962	4,941
Redeemed	(152,195)	(7,187)

Total Institutional Class Shares	(123,637)	128,464

Total change in shares	500,080	2,282,087

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 129

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset	Net	Unrealized								Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.26	0.06	0.91	0.97	(0.08)	(0.04)	(0.12)	$8.11	13.37%	$12,746,172	0.83%	1.66%	0.83%	9.19%
Year Ended October 31, 2009 (f)	$6.42	0.08	0.94	1.02	(0.14)	(0.04)	(0.18)	$7.26	16.63%	$10,334,866	0.83%	1.19%	0.83%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.14	(4.35)	(4.21)	(0.25)	(0.01)	(0.26)	$6.42	(39.48%)	$200,917	0.59%	1.55%	0.70%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.93	0.92	(0.03)	–	(0.03)	$10.89	9.25%	$53,443	0.86%	(0.30%)	1.08%	0.82%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.25	0.04	0.90	0.94	(0.07)	(0.04)	(0.11)	$8.08	12.97%	$12,997	1.33%	1.15%	1.33%	9.19%
Year Ended October 31, 2009 (f)	$6.40	0.08	0.91	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.91%	$9,006	1.33%	1.23%	1.33%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.34)	(4.28)	(0.19)	(0.01)	(0.20)	$6.40	(40.01%)	$6,734	1.34%	0.65%	1.43%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	(9.13%)	$1,092	1.39%	0.87%	1.49%	0.82%

Class R1 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.25	0.06	0.89	0.95	(0.07)	(0.04)	(0.11)	$8.09	13.14%	$402,721	1.23%	1.54%	1.23%	9.19%
Year Ended October 31, 2009 (f)	$6.40	0.09	0.90	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.94%	$377,829	1.23%	1.49%	1.23%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.31)	(4.25)	(0.22)	(0.01)	(0.23)	$6.40	(39.82%)	$314,774	1.24%	0.72%	1.27%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%	$1,092	1.39%	0.87%	1.49%	0.82%

Class R2 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.23	0.05	0.90	0.95	(0.07)	(0.04)	(0.11)	$8.07	13.23%	$8,916,364	1.08%	1.29%	1.08%	9.19%
Year Ended October 31, 2009 (f)	$6.39	0.08	0.92	1.00	(0.12)	(0.04)	(0.16)	$7.23	16.14%	$5,612,611	1.08%	1.29%	1.08%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.09	(4.33)	(4.24)	(0.25)	(0.01)	(0.26)	$6.39	(39.79%)	$1,810,597	1.03%	1.02%	1.11%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.91	0.92	(0.03)	–	(0.03)	$10.89	9.25%	$13,240	1.06%	0.62%	1.17%	0.82%

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.26	0.07	0.91	0.98	(0.08)	(0.04)	(0.12)	$8.12	13.59%	$3,796,294	0.58%	1.73%	0.58%	9.19%
Year Ended October 31, 2009 (f)	$6.41	0.10	0.93	1.03	(0.14)	(0.04)	(0.18)	$7.26	16.73%	$2,313,686	0.58%	1.50%	0.58%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.12	(4.33)	(4.21)	(0.26)	(0.01)	(0.27)	$6.41	(39.50%)	$337,395	0.60%	1.47%	0.65%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.90	0.93	(0.04)	–	(0.04)	$10.89	9.28%	$1,093	0.70%	1.57%	0.79%	0.82%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

130 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset	Net	Unrealized								Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.27	0.11	0.88	0.99	(0.09)	(0.04)	(0.13)	$8.13	13.64%	$949,441	0.33%	2.81%	0.33%	9.19%
Year Ended October 31, 2009 (f)	$6.42	0.14	0.91	1.05	(0.16)	(0.04)	(0.20)	$7.27	16.99%	$1,748,097	0.33%	2.15%	0.33%	21.10%
Year Ended October 31, 2008 (f)	$10.90	0.18	(4.37)	(4.19)	(0.28)	(0.01)	(0.29)	$6.42	(39.33%)	$718,228	0.33%	1.93%	0.46%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.90	0.94	(0.04)	–	(0.04)	$10.90	9.41%	$1,092,264	0.33%	1.98%	0.50%	0.82%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 131

Nationwide Retirement Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Retirement Income Fund (Class A at NAV) returned 5.03% versus 5.93% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate Income Index, and 5.31% for its former benchmark, the Dow Jones (DJ) Target Today Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 467 funds as of April 30, 2010) was 7.24% for the same time period.

*The benchmark for the Nationwide Destination Retirement Income Fund changed from the Dow Jones (DJ) Target Today Index to the Morningstar (Mstar) Lifetime Moderate Income Index effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 18% and 2%, respectively), which gained 15.71% and 25.56%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance. Similarly, all 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with 36.9%, and the telecommunications services sector, with 16.4%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s investment in the Nationwide Money Market Fund (with a target allocation of 11%) registered 0.00% and provided no meaningful contribution to overall Fund performance. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors. The Fund’s investment in the SPDR DJ Wilshire International Real Estate ETF (with a target allocation of 1%) returned 3.08% and provided the next-smallest relative contribution to Fund performance. Total returns of securities in the international real estate markets struggled to remain positive during the reporting period as the European real estate market sagged amid concerns about Greece’s budget crisis and its wider implications. As a group, the Asia-Pacific real estate markets produced modestly positive returns.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from mid-January to mid-February, notwithstanding uneven economic data and emerging concerns over the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

132 Semiannual Report 2010

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Retirement Income Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation**	6 Months	1 Year	5 Years	Inception	Date

Inflation-Protected Bonds	iShares Barclays TIPS Bond Fund (ETF)	24%	3.42%	10.59%	4.78%	5.38%	12/4/03

Large-Cap Stocks	Nationwide S&P 500 Index Fund	18%	15.71%	38.75%	2.43%	-0.39%	12/29/99

Short-Term Bonds	Vanguard Short Term Bond (ETF)	18%	1.60%	5.04%	n/a	5.63%	4/3/07

Money Market Investments	Nationwide Money Market Fund	11%	0.00%	0.01%	2.75%	2.06%	12/13/01

International Bonds	Oppenheimer International Bond Fund	8%	1.35%	18.21%	8.48%	9.70%	9/27/04

Intermediate-Term Bonds	Nationwide Bond Index Fund	7%	2.25%	7.69%	5.04%	6.13%	12/29/99

International Stocks	Nationwide International Index Fund	5%	2.93%	34.44%	3.64%	1.17%	12/29/99

Commodities	Credit Suisse Commodity Return Strategy Fund	3%	2.80%	22.51%	0.13%	1.11%	12/30/04

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	2%	25.56%	48.47%	6.59%	6.80%	12/29/01

High-Yield Bonds	T. Rowe Price Institutional High Yield Bond Fund	2%	11.94%	39.26%	7.61%	7.31%	12/31/84

Domestic REITs	Vanguard REIT (ETF)	1%	34.88%	71.39%	4.16%	6.08%	9/23/04

International REITs	SPDR DJ Wilshire International Real Estate (ETF)	1%	3.08%	50.06%	n/a	-11.15%	12/14/06

**	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Semiannual Report 133

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	5.03%	16.17%	2.06%
	w/SC3	-1.05%	9.45%	-0.18%

Class C	w/o SC2	4.82%	15.50%	1.49%
	w/SC4	3.82%	14.50%	1.49%

Institutional Service Class[5]		5.17%	16.39%	2.27%

Institutional Class[5]		5.29%	16.60%	2.54%

Class R1[5]		4.83%	15.66%	1.63%

Class R2[5]		4.93%	15.80%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.13%

Class C	1.66%

Class R1	1.56%

Class R2	1.40%

Institutional Service Class	0.90%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Retirement Income Fund, the Dow Jones Target Today Index(a), the Barclays Capital U.S. Aggregate Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Barclays Capital U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

134 Semiannual Report 2010

Shareholder	Nationwide Retirement Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Retirement Income Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,050.30	4.22	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83

Class C Shares	Actual		1,000.00	1,048.20	7.31	1.44
	Hypothetical	[c]	1,000.00	1,017.65	7.20	1.44

Class R1 Shares	Actual		1,000.00	1,048.30	6.25	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23

Class R2 Shares	Actual		1,000.00	1,049.30	5.49	1.08
	Hypothetical	[c]	1,000.00	1,019.44	5.41	1.08

Institutional Service Class Shares	Actual		1,000.00	1,051.70	2.95	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58

Institutional Class Shares	Actual		1,000.00	1,052.90	1.68	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.66	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 135

Portfolio Summary	Nationwide Retirement Income Fund
April 30, 2010 (Unaudited)

Asset Allocation

Fixed Income Funds	57.5%
Equity Funds	29.5%
Money Market Fund	11.0%
Other assets in excess of liabilities	2.0%

100.0%

Top Holdings †

iShares Barclays U.S. Treasury Inflation Protected Securities Fund	23.7%
Nationwide S&P 500 Index Fund, Institutional Class	18.2%
Vanguard Short-Term Bond Fund	17.6%
Nationwide Money Market Fund, Institutional Class	11.2%
Oppenheimer International Bond Fund, Class Y	8.1%
Nationwide Bond Index Fund, Institutional Class	7.2%
Nationwide International Index Fund, Institutional Class	4.9%
Credit Suisse Commodity Return Strategy Fund	3.0%
T. Rowe Price High Yield Bond Fund	2.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	2.1%
Other Holdings	2.0%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

136 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Retirement Income Fund

Mutual Funds 55.6%

	Shares	Market Value

Equity Funds 27.6%
Credit Suisse Commodity Return Strategy Fund	74,626	$623,876
Nationwide International Index Fund, Institutional Class (a)	143,093	998,791
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	30,790	419,977
Nationwide S&P 500 Index Fund, Institutional Class (a)	373,764	3,730,168

Total Equity Funds (cost $4,812,880)		5,772,812

Fixed Income Funds 17.0%
Nationwide Bond Index Fund, Institutional Class (a)	131,262	1,468,822
Oppenheimer International Bond Fund, Class Y	257,783	1,660,123
T. Rowe Price High Yield Bond Fund	43,302	423,926

Total Fixed Income Funds (cost $3,385,357)		3,552,871

Money Market Fund 11.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	2,296,323	2,296,323

Total Money Market Fund (cost $2,296,323)		2,296,323

Total Mutual Funds (cost $10,494,560)		11,622,006

Exchange Traded Funds 42.4%

	Shares	Market Value

Equity Funds 1.9%
SPDR Dow Jones Wilshire International Real Estate Fund	5,536	195,753
Vanguard REIT Fund	3,840	200,832

Total Equity Funds (cost $301,007)		396,585

Fixed Income Funds 40.5%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	45,873	4,865,290
Vanguard Short-Term Bond Fund	44,913	3,602,023

Total Fixed Income Funds (cost $8,240,481)		8,467,313

Total Exchange Traded Funds (cost $8,541,488)		8,863,898

Total Investments (cost $19,036,048) (c) — 98.0%		20,485,904

Other assets in excess of liabilities — 2.0%		415,594

NET ASSETS — 100.0%		$20,901,498

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 137

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Retirement
Income Fund

Assets:
Investments in affiliates, at value (cost $7,958,318)	$8,914,081
Investments in non-affiliates, at value (cost $11,077,730)	11,571,823

Total Investments	20,485,904

Dividends receivable	9,813
Receivable for investments sold	44,801
Receivable for capital shares issued	971,185

Total Assets	21,511,703

Liabilities:
Payable for investments purchased	537,772
Payable for capital shares redeemed	20,060
Cash overdraft	39,669
Accrued expenses and other payables:
Investment advisory fees	5,306
Distribution fees	4,131
Administrative servicing fees	3,267

Total Liabilities	610,205

Net Assets	$20,901,498

Represented by:
Capital	$20,024,611
Accumulated undistributed net investment income	43,688
Accumulated net realized losses from investment transactions	(616,657)
Net unrealized appreciation/(depreciation) from investments in affiliates	955,763
Net unrealized appreciation/(depreciation) from investments in non-affiliates	494,093

Net Assets	$20,901,498

Net Assets:
Class A Shares	$4,111,159
Class C Shares	1,034
Class R1 Shares	2,390,987
Class R2 Shares	6,090,279
Institutional Service Class Shares	5,237,817
Institutional Class Shares	3,070,222

Total	$20,901,498

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	418,345
Class C Shares	105
Class R1 Shares	243,752
Class R2 Shares	622,074
Institutional Service Class Shares	533,352
Institutional Class Shares	312,368

Total	2,129,996

The accompanying notes are an integral part of these financial statements.

138 Semiannual Report 2010

Nationwide
Retirement
Income Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.83
Class C Shares (a)	$9.82
Class R1 Shares	$9.81
Class R2 Shares	$9.79
Institutional Service Class Shares	$9.82
Institutional Class Shares	$9.83

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.43

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 139

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Retirement
Income Fund

INVESTMENT INCOME:
Dividend income from affiliates	$59,603
Dividend income from non-affiliates	172,479

Total Income	232,082

EXPENSES:
Investment advisory fees	27,198
Distribution fees Class A	3,996
Distribution fees Class C	6
Distribution fees Class R1	7,527
Distribution fees Class R2	9,766
Administrative servicing fees Class A	3,996
Administrative servicing fees Class R1	2,895
Administrative servicing fees Class R2	4,883
Administrative servicing fees Institutional Service Class	5,078

Total Expenses	65,345

NET INVESTMENT INCOME	166,737
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	10,640
Net realized gains from investment transactions with affiliates	151,081
Net realized gains from investment transactions with non-affiliates	33,967

Net realized gains from affiliated and non-affiliated investments	195,688

Net change in unrealized appreciation/(depreciation) from investments in affiliates	332,362

Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	102,055

Net change in unrealized appreciation/(depreciation) from investments	434,417

Net realized/unrealized gains from affiliated and non-affiliated investments	630,105

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$796,842

The accompanying notes are an integral part of these financial statements.

140 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Retirement
	Income Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$166,737	$207,998
Net realized gains/(losses) from investment transactions	195,688	(682,526)
Net change in unrealized appreciation from investments	434,417	1,937,678

Change in net assets resulting from operations	796,842	1,463,150

Distributions to Shareholders From:
Net investment income:
Class A	(21,782)	(28,902)
Class C	(5)	(16)
Class R1	(15,132)	(31,053)
Class R2	(26,492)	(49,512)
Institutional Service Class	(36,966)	(46,951)
Institutional Class	(33,072)	(60,336)
Net realized gains:
Class A	–	(151)
Class C	–	(6)
Class R1	–	(9,224)
Class R2	–	(9,940)
Institutional Service Class	–	(10,981)
Institutional Class	–	(5,464)

Change in net assets from shareholder distributions	(133,449)	(252,536)

Change in net assets from capital transactions	7,036,552	6,260,268

Change in net assets	7,699,945	7,470,882

Net Assets:
Beginning of period	13,201,553	5,730,671

End of period	$20,901,498	$13,201,553

Accumulated undistributed net investment income at end of period	$43,688	$10,400

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,044,829	$2,522,271
Dividends reinvested	21,663	29,053
Cost of shares redeemed	(205,482)	(674,090)

Total Class A	1,861,010	1,877,234

Class C Shares
Proceeds from shares issued	1,001	–
Dividends reinvested	5	21
Cost of shares redeemed	(1,011)	–

Total Class C	(5)	21

Class R1 Shares
Proceeds from shares issued	349,239	528,645
Dividends reinvested	15,132	40,277
Cost of shares redeemed	(183,660)	(240,742)

Total Class R1	180,711	328,180

Amounts designated as “–” are zero or have been rounded to zero.
The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 141

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement
	Income Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$3,027,433	$2,555,359
Dividends reinvested	26,492	59,452
Cost of shares redeemed	(258,875)	(1,345,106)

Total Class R2	2,795,050	1,269,705

Institutional Service Class Shares
Proceeds from shares issued	2,792,667	2,205,952
Dividends reinvested	36,966	57,932
Cost of shares redeemed	(599,570)	(1,187,563)

Total Institutional Service Class	2,230,063	1,076,321

Institutional Class Shares
Proceeds from shares issued	1,056,411	1,831,487
Dividends reinvested	33,072	65,800
Cost of shares redeemed	(1,119,760)	(188,480)

Total Institutional Class	(30,277)	1,708,807

Change in net assets from capital transactions	$7,036,552	$6,260,268

SHARE TRANSACTIONS:
Class A Shares
Issued	212,578	293,731
Reinvested	2,253	3,232
Redeemed	(21,272)	(75,040)

Total Class A Shares	193,559	221,923

Class C Shares
Issued	105	–
Reinvested	1	2
Redeemed	(106)	–

Total Class C Shares	–	2

Class R1 Shares
Issued	36,281	58,861
Reinvested	1,580	4,559
Redeemed	(18,967)	(28,185)

Total Class R1 Shares	18,894	35,235

Class R2 Shares
Issued	312,686	294,847
Reinvested	2,769	6,738
Redeemed	(26,893)	(153,489)

Total Class R2 Shares	288,562	148,096

Institutional Service Class Shares
Issued	289,406	245,493
Reinvested	3,848	6,548
Redeemed	(61,698)	(137,909)

Total Institutional Service Class Shares	231,556	114,132

Amounts designated as “–” are zero or have been rounded to zero.
The accompanying notes are an integral part of these financial statements.

142 Semiannual Report 2010

	Nationwide Retirement
	Income Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	110,991	224,569
Reinvested	3,441	7,393
Redeemed	(117,069)	(21,236)

Total Institutional Class Shares	(2,637)	210,726

Total change in shares	729,934	730,114

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 143

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.44	0.08	0.39	0.47	(0.08)	–	(0.08)	$9.83	5.03%	$4,111,159	0.83%	1.75%	0.83%	11.24%
Year Ended October 31, 2009 (f)	$8.56	0.19	0.94	1.13	(0.20)	(0.05)	(0.25)	$9.44	13.46%	$2,122,283	0.83%	2.15%	0.83%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.33	(1.79)	(1.46)	(0.31)	–	(0.31)	$8.56	(14.50%)	$24,515	0.83%	3.30%	0.96%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.30	0.36	(0.03)	–	(0.03)	$10.33	3.64%	$1,037	1.07%	3.18%	1.79%	1.03%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.43	0.08	0.36	0.44	(0.05)	–	(0.05)	$9.82	4.82%	$1,034	1.44%	1.71%	1.44%	11.24%
Year Ended October 31, 2009 (f)	$8.55	0.15	0.94	1.09	(0.16)	(0.05)	(0.21)	$9.43	12.82%	$991	1.38%	1.69%	1.38%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.30	(1.82)	(1.52)	(0.25)	–	(0.25)	$8.55	(15.01%)	$880	1.38%	2.99%	1.41%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.30	0.35	(0.03)	–	(0.03)	$10.32	3.51%	$1,036	1.43%	2.59%	1.43%	1.03%

Class R1 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.42	0.08	0.37	0.45	(0.06)	–	(0.06)	$9.81	4.83%	$2,390,987	1.23%	1.70%	1.23%	11.24%
Year Ended October 31, 2009 (f)	$8.55	0.16	0.92	1.08	(0.16)	(0.05)	(0.21)	$9.42	12.88%	$2,119,001	1.23%	1.81%	1.23%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.27	(1.76)	(1.49)	(0.28)	–	(0.28)	$8.55	(14.76%)	$1,620,940	1.24%	2.86%	1.27%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.30	0.34	(0.03)	–	(0.03)	$10.32	3.51%	$1,036	1.43%	2.59%	1.43%	1.03%

Class R2 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.41	0.08	0.37	0.45	(0.07)	–	(0.07)	$9.79	4.93%	$6,090,279	1.08%	1.75%	1.08%	11.24%
Year Ended October 31, 2009 (f)	$8.54	0.17	0.94	1.11	(0.19)	(0.05)	(0.24)	$9.41	13.08%	$3,136,767	1.08%	1.91%	1.08%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.32	(1.80)	(1.48)	(0.31)	–	(0.31)	$8.54	(14.67%)	$1,583,732	0.92%	3.29%	1.02%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.31	0.36	(0.03)	–	(0.03)	$10.33	3.64%	$1,037	1.07%	2.95%	1.07%	1.03%

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$9.44	0.10	0.38	0.48	(0.10)	–	(0.10)	$9.82	5.17%	$5,237,817	0.58%	2.19%	0.58%	11.24%
Year Ended October 31, 2009 (f)	$8.56	0.22	0.93	1.15	(0.22)	(0.05)	(0.27)	$9.44	13.64%	$2,847,529	0.58%	2.45%	0.58%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.37	(1.81)	(1.44)	(0.33)	–	(0.33)	$8.56	(14.30%)	$1,606,839	0.59%	3.90%	0.64%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.31	0.37	(0.04)	–	(0.04)	$10.33	3.67%	$1,037	0.72%	3.31%	0.72%	1.03%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

144 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$9.44	0.13	0.37	0.50	(0.11)	–	(0.11)	$9.83	5.29%	$3,070,222	0.33%	2.67%	0.33%	11.24%
Year Ended October 31, 2009 (f)	$8.57	0.24	0.93	1.17	(0.25)	(0.05)	(0.30)	$9.44	13.92%	$2,974,982	0.33%	2.73%	0.33%	43.52%
Year Ended October 31, 2008 (f)	$10.34	0.41	(1.83)	(1.42)	(0.35)	–	(0.35)	$8.57	(14.11%)	$893,765	0.33%	4.07%	0.46%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.07	0.31	0.38	(0.04)	–	(0.04)	$10.34	3.79%	$1,032,807	0.33%	3.74%	0.50%	1.03%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 145

Notes to Financial Statements
April 30, 2010 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2010, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Destination 2010 Fund (“Destination 2010”)
-	Nationwide Destination 2015 Fund (“Destination 2015”)
-	Nationwide Destination 2020 Fund (“Destination 2020”)
-	Nationwide Destination 2025 Fund (“Destination 2025”)
-	Nationwide Destination 2030 Fund (“Destination 2030”)
-	Nationwide Destination 2035 Fund (“Destination 2035”)
-	Nationwide Destination 2040 Fund (“Destination 2040”)
-	Nationwide Destination 2045 Fund (“Destination 2045”)
-	Nationwide Destination 2050 Fund (“Destination 2050”)
-	Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated underlying portfolios of the Trust and unaffiliated mutual funds (including exchange-traded funds) (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Prices are taken from the primary market or exchange in which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at NAV as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into

146 Semiannual Report 2010

U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees.

The fair value of securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following, among others: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. When fair value pricing is employed, the prices of many securities may differ from quoted or published prices for the same securities. Fair valuation of portfolio securities may occur on a daily basis.

The Funds are subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities and other investments are not intended to indicate the risk associated with investing in those securities and investments.

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2010:

Destination 2010 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$7,879,344	$—	$—	$7,879,344
Mutual Funds	21,727,382	—	—	21,727,382

Total	$29,606,726	$—	$—	$29,606,726

2010 Semiannual Report 147

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

Destination 2015 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$23,532,470	$—	$—	$23,532,470
Mutual Funds	69,035,128	—	—	69,035,128

Total	$92,567,598	$—	$—	$92,567,598

Destination 2020 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$20,967,281	$—	$—	$20,967,281
Mutual Funds	77,723,602	—	—	77,723,602

Total	$98,690,883	$—	$—	$98,690,883

Destination 2025 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$15,566,066	$—	$—	$15,566,066
Mutual Funds	75,088,849	—	—	75,088,849

Total	$90,654,915	$—	$—	$90,654,915

Destination 2030 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$11,245,456	$—	$—	$11,245,456
Mutual Funds	90,358,206	—	—	90,358,206

Total	$101,603,662	$—	$—	$101,603,662

Destination 2035 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$4,019,489	$—	$—	$4,019,489
Mutual Funds	41,076,770	—	—	41,076,770

Total	$45,096,259	$—	$—	$45,096,259

Destination 2040 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$3,849,741	$—	$—	$3,849,741
Mutual Funds	34,755,565	—	—	34,755,565

Total	$38,605,306	$—	$—	$38,605,306

148 Semiannual Report 2010

Destination 2045 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$1,951,231	$—	$—	$1,951,231
Mutual Funds	15,907,396	—	—	15,907,396

Total	$17,858,627	$—	$—	$17,858,627

Destination 2050 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$3,183,930	$—	$—	$3,183,930
Mutual Funds	23,635,744	—	—	23,635,744

Total	$26,819,674	$—	$—	$26,819,674

Retirement Income Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$8,863,898	$—	$—	$8,863,898
Mutual Funds	11,622,006	—	—	11,622,006

Total	$20,485,904	$—	$—	$20,485,904

Amounts designated as “—” are zero or have been rounded to zero.

*	See the Statement of Investments for identification of securities by type and industry classification.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains

2010 Semiannual Report 149

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds are subject to the provisions of ASC 740, “Income Taxes”. In July 2006, the FASB amended ASC 740-10. ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Fund management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Funds’ current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each Fund, income, Fund expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Under the terms of the Investment Advisory Agreement, each Fund pays NFA a unified management fee of 0.33% of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating a Fund except Rule 12b-1 fees, administrative service fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. The Funds did not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. The Funds did not pay any additional fee for these services.

150 Semiannual Report 2010

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R1, Class R2, and Institutional Service Class shares of each Fund.

For the six months ended April 30, 2010, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

Destination 2010	$27,507

Destination 2015	89,158

Destination 2020	85,312

Destination 2025	80,765

Destination 2030	94,680

Destination 2035	38,460

Destination 2040	33,235

Destination 2045	14,365

Destination 2050	25,926

Retirement Income	15,556

As of April 30, 2010, the Adviser or affiliates of the Adviser directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Destination 2010	1.72%

Destination 2015	17.67

Destination 2020	21.46

Destination 2025	15.39

Destination 2030	12.89

Destination 2035	14.09

Destination 2040	12.16

Destination 2045	13.18

Destination 2050	10.32

Retirement Income	23.78

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2010, the Funds’ portion of such costs amounted to $0.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are

2010 Semiannual Report 151

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% of Class A shares, 1.00% of Class C shares, 0.65% of Class R1 shares, and 0.50% of Class R2 shares. Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. A contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on a redemption of Class A shares made within 18 months of purchase if no sales charges were paid up to on the original purchase and if a finder’s fee was paid. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2010, NFD received commissions of $35,237 from front-end sales charges of Class A shares and from CDSCs from Class C shares of the Funds, of which $2,762 was re-allowed to affiliated broker-dealers of the Funds.

4. Investments in Affiliated Issuers

Each of the Funds invests in Underlying Funds. A summary of the Funds’ transactions in the shares of Underlying Funds during the six months ended April 30, 2010 were as follows:

Destination 2010

	Market Value	Purchases	Sales	Dividend	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide Bond Index Fund	$3,358,981	$1,704,432	$617,879	$87,967	$24,057	$4,457,644

Nationwide Money Market Fund	1,111,855	571,875	205,960	—	—	1,477,770

Nationwide International Index Fund	2,181,832	1,031,510	411,919	29,883	68,357	2,820,590

Nationwide S&P 500 Index Fund	4,988,725	2,242,059	1,311,847	49,880	70,712	6,744,103

Nationwide Small Cap Index Fund	615,704	290,399	199,364	4,463	58,513	900,203

Nationwide Mid Cap Market Index Fund	1,476,586	675,767	489,391	8,583	157,441	2,081,209

152 Semiannual Report 2010

Destination 2015

	Market Value	Purchases	Sales	Dividend	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide Bond Index Fund	$10,740,561	$4,443,763	$286,329	$280,031	$10,261	$14,929,047

Nationwide Money Market Fund	666,703	279,196	17,896	—	—	928,004

Nationwide International Index Fund	8,503,422	3,154,128	232,642	119,339	(24,292)	11,515,973

Nationwide S&P 500 Index Fund	15,638,177	5,338,309	1,456,836	158,792	(46,045)	22,097,435

Nationwide Small Cap Index Fund	2,463,701	881,410	358,611	18,157	110,013	3,768,296

Nationwide Mid Cap Market Index Fund	5,061,930	1,756,663	791,933	30,158	195,542	7,468,145

Destination 2020

	Market Value	Purchases	Sales	Dividend	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide Bond Index Fund	$10,389,926	$6,283,392	$203,805	$296,019	$5,203	$16,967,420

Nationwide Money Market Fund	633,310	371,389	11,989	—	—	992,711

Nationwide International Index Fund	9,941,536	5,320,848	191,816	139,031	(65,491)	15,167,432

Nationwide S&P 500 Index Fund	16,092,783	7,935,422	1,220,234	166,629	(240,818)	25,610,027

Nationwide Small Cap Index Fund	3,509,397	1,819,286	468,304	26,488	70,505	6,045,080

Nationwide Mid Cap Market Index Fund	5,408,601	2,721,284	777,917	32,086	(48,023)	8,986,550

2010 Semiannual Report 153

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

Destination 2025

	Market Value	Purchases	Sales	Dividend	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide Bond Index Fund	$7,925,557	$4,247,042	$270,194	$212,113	$7,280	$11,932,090

Nationwide Money Market Fund	605,544	328,145	20,784	—	—	912,904

Nationwide International Index Fund	10,692,346	4,857,769	867,680	150,387	(253,247)	14,827,408

Nationwide S&P 500 Index Fund	17,160,347	7,519,772	1,318,659	176,512	(239,048)	26,267,144

Nationwide Small Cap Index Fund	4,473,196	2,063,457	591,857	33,474	(13,888)	7,412,193

Nationwide Mid Cap Market Index Fund	6,319,583	2,823,103	899,909	37,729	(73,353)	10,100,519

Destination 2030

	Market Value	Purchases	Sales	Dividend	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide Bond Index Fund	$8,127,738	$3,356,617	$162,617	$209,527	$3,913	$11,345,425

Nationwide Money Market Fund	733,840	306,756	14,783	—	—	1,025,812

Nationwide International Index Fund	5,353,190	5,353,190	295,666	200,971	(126,405)	19,586,003

Nationwide S&P 500 Index Fund	22,235,630	6,849,558	1,139,267	223,740	(222,333)	31,546,914

Nationwide Small Cap Index Fund	6,098,166	2,008,101	640,272	44,500	94,738	9,367,897

Nationwide Mid Cap Market Index Fund	8,355,580	2,614,319	928,690	49,486	(67,527)	12,379,111

154 Semiannual Report 2010

Destination 2035

	Market Value	Purchases	Sales	Dividend	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide Bond Index Fund	$3,027,965	$1,653,089	$105,429	$80,934	$3,810	$4,587,585

Nationwide Money Market Fund	300,752	166,075	10,543	—	—	456,285

Nationwide International Index Fund	6,493,465	3,277,398	231,945	91,413	(107,168)	9,586,862

Nationwide S&P 500 Index Fund	9,113,901	3,949,225	1,016,309	93,692	(174,089)	13,583,439

Nationwide Small Cap Index Fund	2,776,581	1,289,110	341,120	20,763	(13,026)	4,627,581

Nationwide Mid Cap Market Index Fund	3,709,742	1,644,790	472,619	22,166	(58,672)	9,586,862

Destination 2040

	Market Value	Purchases	Sales	Dividend	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide Bond Index Fund	$1,283,597	$1,110,154	$44,899	$35,468	$1,592	$2,356,723

Nationwide Money Market Fund	254,955	143,975	8,398	—	—	390,533

Nationwide International Index Fund	5,748,807	2,973,462	193,143	82,176	(75,338)	8,573,493

Nationwide S&P 500 Index Fund	7,967,723	3,486,984	1,196,081	83,337	(134,193)	11,630,310

Nationwide Small Cap Index Fund	2,819,678	1,330,852	330,527	21,481	18,923	4,755,004

Nationwide Mid Cap Market Index Fund	3,140,427	1,407,139	373,476	19,061	(37,383)	5,105,265

2010 Semiannual Report 155

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

Destination 2045

	Market Value	Purchases	Sales	Dividend	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide Bond Index Fund	$449,258	$501,319	$44,771	$12,893	$1,585	$909,140

Nationwide Money Market Fund	111,564	80,320	11,100	—	—	180,784

Nationwide International Index Fund	2,517,405	1,688,459	255,291	36,525	(85,890)	3,970,479

Nationwide S&P 500 Index Fund	3,380,082	1,981,382	580,314	36,157	(22,460)	5,382,496

Nationwide Small Cap Index Fund	1,236,556	774,849	236,711	9,651	10,813	2,201,032

Nationwide Mid Cap Market Index Fund	1,376,297	825,755	263,748	8,482	(22,512)	2,363,380

Destination 2050

	Market Value	Purchases	Sales	Dividend	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide Bond Index Fund	$845,335	$305,342	$59,095	$20,535	$2,745	$1,093,411

Nationwide Money Market Fund	209,919	76,736	14,774	—	—	271,882

Nationwide International Index Fund	5,146,042	1,424,727	401,822	69,729	49,016	6,235,088

Nationwide S&P 500 Index Fund	5,946,897	1,500,181	535,197	57,213	(21,040)	7,820,781

Nationwide Small Cap Index Fund	2,325,436	639,394	333,487	16,149	58,753	3,308,272

Nationwide Mid Cap Market Index Fund	2,588,325	661,725	375,590	14,877	65,395	3,552,761

Retirement Income

	Market Value	Purchases	Sales	Dividend	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide Bond Index Fund	$930,950	$637,940	$104,049	$25,138	$4,010	$1,468,822

Nationwide Money Market Fund	1,452,835	1,006,995	163,507	—	—	2,296,323

Nationwide International Index Fund	646,983	425,509	80,255	9,098	16,320	998,791

Nationwide S&P 500 Index Fund	2,320,954	1,522,953	512,074	23,872	106,262	3,730,168

Nationwide Mid Cap Market Index Fund	250,468	168,059	73,122	1,495	24,489	419,977

156 Semiannual Report 2010

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.14% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the six months ended April 30, 2010, purchases of and sales (excluding short-term securities) were as follows:

Fund	Purchases	Sales

Destination 2010	$10,677,657	$4,788,139

Destination 2015	25,151,999	4,074,116

Destination 2020	33,449,843	3,732,476

Destination 2025	29,004,020	4,805,223

Destination 2030	25,008,124	4,025,347

Destination 2035	14,401,508	2,545,186

Destination 2040	12,665,315	2,503,793

Destination 2045	7,010,973	1,674,245

Destination 2050	5,899,510	2,134,111

Retirement Income	8,524,641	1,874,089

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

2010 Semiannual Report 157

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

8. Other

As of April 30, 2010, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

	% of	Number of
Fund	Shares	Accounts

Destination 2010	82.61%	3

Destination 2015	58.11	2

Destination 2020	57.88	2

Destination 2025	50.44	1

Destination 2030	61.90	2

Destination 2035	80.20	3

Destination 2040	64.73	2

Destination 2045	73.65	2

Destination 2050	76.13	2

Retirement Income	60.75	4

9. Federal Tax Information

As of April 30, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Destination 2010	$28,200,987	$1,405,739	$—	$1,405,739

Destination 2015	85,026,966	7,540,632	—	7,540,632

Destination 2020	91,001,432	7,694,601	(5,150)	7,689,451

Destination 2025	81,584,760	9,070,155	—	9,070,155

Destination 2030	87,441,067	14,162,594	—	14,162,594

Destination 2035	40,604,784	4,491,475	—	4,491,475

Destination 2040	34,043,171	4,562,135	—	4,562,135

Destination 2045	16,120,057	1,738,570	—	1,738,570

Destination 2050	21,903,141	4,916,533	—	4,916,533

Retirement Income	19,672,612	813,292	—	813,292

158 Semiannual Report 2010

10. Subsequent Events

Effective May 1, 2010, the Trust entered into a new Joint Fund Administration and Transfer Agency Agreement with NFM. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust. In addition, the Trust pays out-of-pocket-expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided fees for these services may range from $6 to $30 per customer per year.

2010 Semiannual Report 159

Supplemental Information
(Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment adviser and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On January 21, 2010, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 21, 2010 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the January 21, 2010 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including: (i) reports from Lipper Inc. describing, on a fund-by-fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2009) compared with performance groups and performance universes created by Lipper of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2009) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review” and/or on the “watch list,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2009, (v) information from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) the results of an expense and performance screening template designed by the Adviser to identify Funds whose expenses and/or performance may require greater scrutiny, and (viii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 21, 2010 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of

160 Semiannual Report 2010

brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the January 21, 2010 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board of Trustees to be held on March 10, 2010.

At the March 10, 2010 meeting of the Board, the Board received and considered information provided by the Adviser in follow-up from the January 21, 2010 Board meeting. After consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, based on their conclusion that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance, and for the reasons set forth in the following section, the Trustees concluded unanimously to renew the Advisory Agreements.

Nationwide Destination 2010 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by Nationwide Fund Advisors (“NFA”) and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one- and two-year periods ended September 30, 2009 was in the fifth and fourth quintiles, respectively, of its Peer Group, and below the Fund’s benchmark, the Morningstar Lifetime Moderate 2010 Index. The Trustees noted that the Fund has been on the watch list since the first quarter of 2009. The Trustees noted that the Fund’s relatively short performance history may not be a reliable indicator of the Fund’s performance over longer periods. As was the case upon initial approval of the Adviser, the Trustees took into consideration NFA’s performance and services over longer periods regarding the management of comparable accounts.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees then noted that each of the Target Date Funds has a unified fee of 33 basis points, which is considered to be competitive within the target date fund industry. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Destination 2015 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The trustees noted that the Fund’s performance for Class A shares for the one- and two-year periods ended September 30, 2009 was in the fifth and second quintiles of its Peer Group, respectively, and below the Fund’s benchmark, the Morningstar Lifetime Moderate 2015 Index. The Trustees noted that the Fund has been on the watch list since the second quarter of 2009. The Trustees noted that the Fund’s relatively short performance history may not be a reliable indicator of the Fund’s performance over longer periods. The Trustees also noted that NFA had recently adjusted the Fund’s glide path in order to reduce equity exposure. The Trustees noted that while this change negatively impacted the Fund’s short-term performance, it was expected to result in more competitive performance over the long term. As was the case upon initial approval of the Adviser, the Trustees took into consideration NFA’s performance and services over longer periods regarding the management of comparable accounts.

2010 Semiannual Report 161

Supplemental Information (Continued)
(Unaudited)

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Class A shares were in the fourth quintile of its Peer Group, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees also noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Destination 2020 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one- and two-year periods ended September 30, 2009 was in the fourth and second quintiles of its Peer Group, respectively, and below the Fund’s benchmark, the Morningstar Lifetime Moderate 2020 Index. The Trustees noted that the Fund has been on the watch list since the second quarter of 2009. The Trustees noted that the Fund’s relatively short performance history may not be a reliable indicator of the Fund’s performance over longer periods. The Trustees noted that NFA had recently adjusted the Fund’s glide path in order to reduce equity exposure. The Trustees noted that while this change negatively impacted the Fund’s short-term performance, it was expected to result in more competitive performance over the long term. As was the case upon initial approval of the Adviser, the Trustees took into consideration NFA’s performance and services over longer periods regarding the management of comparable accounts.

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Class A shares were in the fifth quintile of its Peer Group, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees also noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Destination 2025 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one- and two-year periods ended September 30, 2009 was in the fifth and second quintiles, respectively, of its Peer Group, and below the Fund’s benchmark, the Morningstar Lifetime Moderate 2025 Index. The Trustees noted that the Fund has been on the watch list since the third quarter of 2009. The Trustees noted that the Fund’s relatively short performance history may not be a reliable indicator of the Fund’s performance over longer periods. As was the case upon initial approval of the Adviser, the Trustees took into consideration NFA’s performance and services over longer periods regarding the management of comparable accounts.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected

162 Semiannual Report 2010

in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees also noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Destination 2030 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one- and two-year periods ended September 30, 2009 was in the fourth and second quintiles of its Peer Group, respectively, and below the Fund’s benchmark, the Morningstar Lifetime Moderate 2030 Index. The Trustees noted that the Fund has been on the watch list since the second quarter of 2009. The Trustees noted that the Fund’s relatively short performance history may not be a reliable indicator of the Fund’s performance over longer periods. As was the case upon initial approval of the Adviser, the Trustees took into consideration NFA’s performance and services over longer periods regarding the management of comparable accounts.

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Class A shares were in the fifth quintile of its Peer Group, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Destination 2035 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one- and two-year periods ended September 30, 2009 was in the fifth and second quintiles of its Peer Group, respectively, and below the Fund’s benchmark, the Morningstar Lifetime Moderate 2035 Index. The Trustees noted that the Fund has been on the watch list since the first quarter of 2009. The Trustees noted that the Fund’s relatively short performance history may not be a reliable indicator of the Fund’s performance over longer periods. As was the case upon initial approval of the Adviser, the Trustees took into consideration NFA’s performance and services over longer periods regarding the management of comparable accounts.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

2010 Semiannual Report 163

Supplemental Information (Continued)
(Unaudited)

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Destination 2040 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one- and two-year periods ended September 30, 2009 was in the fifth and third quintiles of its Peer Group, respectively, and below the Fund’s benchmark, the Morningstar Lifetime Moderate 2040 Index. The Trustees noted that the Fund has been on the watch list since the first quarter of 2009. The Trustees noted that the Fund’s relatively short performance history may not be a reliable indicator of the Fund’s performance over longer periods. As was the case upon initial approval of the Adviser, the Trustees took into consideration NFA’s performance and services over longer periods regarding the management of comparable accounts.

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Class A shares were in the fifth quintile of its Peer Group, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Destination 2045 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one- and two-year periods ended September 30, 2009 was in the fifth and third quintiles of its Peer Group, respectively, and below the Fund’s benchmark, the Morningstar Lifetime Moderate 2045 Index. The Trustees noted that the Fund has been on the watch list since the first quarter of 2009. The Trustees noted that the Fund’s relatively short performance history may not be a reliable indicator of the Fund’s performance over longer periods. As was the case upon initial approval of the Adviser, the Trustees took into consideration NFA’s performance and services over longer periods regarding the management of comparable accounts.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

164 Semiannual Report 2010

Nationwide Destination 2050 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one- and two-year periods ended September 30, 2009 was in the fourth and third quintiles of its Peer Group, respectively, and below the Fund’s benchmark, the Morningstar Lifetime Moderate 2050 Index. The Trustees noted that the Fund has been on the watch list since the first quarter of 2009. The Trustees noted that the Fund’s relatively short performance history may not be a reliable indicator of the Fund’s performance over longer periods. As was the case upon initial approval of the Adviser, the Trustees took into consideration NFA’s performance and services over longer periods regarding the management of comparable accounts.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Retirement Income Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one- and two-year periods ended September 30, 2009 was in the fifth and second quintiles of its Peer Group, respectively, and was only one basis point below the Fund’s benchmark, the Morningstar Lifetime Moderate Income Index. The Trustees noted that the Fund’s relatively short performance history may not be a reliable indicator of the Fund’s performance over longer periods. As was the case upon initial approval of the Adviser, the Trustees took into consideration NFA’s performance and services over longer periods regarding the management of comparable accounts.

The Trustees noted that this was due to the Fund’s small asset size and that the Fund’s total expenses were 11% above the Fund’s Peer Group median. The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the second quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

2010 Semiannual Report 165

Management Information
April 30, 2010 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Retired. Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC (management consulting company) from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	86	None

166 Semiannual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None

2010 Semiannual Report 167

Management Information (Continued)
April 30, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

168 Semiannual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Number of
	Position(s) Held		Portfolios in Fund
	with Fund		Complex	Other
Name	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide Funds
Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President
and Chief Operating Officer of Nationwide Funds Group. From February 2008-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.
			N/A	N/A

Joseph Finelli 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial
Officer and Vice President of
Investment Accounting for Nationwide
Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Semiannual Report 169

Management Information (Continued)
April 30, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Number of
	Position(s) Held		Portfolios in Fund
	with Fund		Complex	Other
Name	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and
Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and
Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Director of Economic and Risk Analysis Lab of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

170 Semiannual Report 2010

P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2010 Nationwide Funds Group.
All rights reserved.

SAR-TD 6/10

Nationwide Mutual Funds
SemiannualReport
April 30, 2010 (Unaudited)

Investor Destinations Funds
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

SemiannualReport
April 30, 2010 (Unaudited)

Contents

1	Message to Shareholders

Investor Destinations Funds
5	Nationwide Investor Destinations Aggressive Fund
19	Nationwide Investor Destinations Moderately Aggressive Fund
33	Nationwide Investor Destinations Moderate Fund
47	Nationwide Investor Destinations Moderately Conservative Fund
61	Nationwide Investor Destinations Conservative Fund

75	Notes to Financial Statements

85	Supplemental Information

89	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders
April 30, 2010

Dear Shareholder,

As I write this letter, we have enjoyed a relatively positive six months of growth in domestic and international equity markets. Since I last wrote to you on October 31, 2009, the Standard & Poor’s 500® (S&P 500) Index has gained 16 percent. In that letter, which accompanied your Funds’ annual report, I noted the signs of recovery but cautioned against unchecked excitement:

“Our opinion is that amid the recent good news, there is cause for caution... As a society, we haven’t displayed greater financial literacy and don’t appear to have learned any financial lessons well. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.”

Perhaps my tone was overly cautious, but in my opinion the dichotomy between the financial markets and our economic well-being still exists. Complicating matters further is the looming debt crisis that, as of this date, is threatening to expand in Europe and certainly has significant consequences. We are not isolated from any of these global issues.

Suffice it to say there is still a lot of instability in the market. At least a portion of the growth enjoyed during the past six months is a function of artificial stimulus provided by U.S. and international governments. We do not yet know if this recent growth is sustainable. The employment picture is also difficult to predict, with jobs growth lagging other economic indicators and many Americans unable to find the full-time employment they seek. While prognosticators are pointing to positive signs on the jobs front, it’s far too early to claim victory.

In times of great uncertainty I believe it is more important than ever to have clear investment goals that you pursue with a consistent strategy. Investment decisions should be based on a well-reasoned approach applied consistently over time and not on emotional reactions to extreme market events. All of this leads me to return to the core principles that have guided our firm:

•	Always take a long-term approach to investing

•	Rely on asset allocation to build consistent diversification

•	Prudently and conscientiously look at risk

We believe that adhering to these principles will help us—and you—to navigate these challenging times. As always, we appreciate your business. Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Mutual Funds

2010 Semiannual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ adviser or its employees may have a position in the securities named in this report.

The Nationwide Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued corporate debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued

2 Semiannual Report 2010

corporate debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information

•	Nationwide Investor Destinations Aggressive Fund

•	Nationwide Investor Destinations Moderately Aggressive Fund

•	Nationwide Investor Destinations Moderate Fund

•	Nationwide Investor Destinations Moderately Conservative Fund

•	Nationwide Investor Destinations Conservative Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s direct annual expenses for all classes for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

2010 Semiannual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the semiannual period ended April 30, 2010.

During the fourth quarter of 2009, corporate profits continued to show evidence of improvement, which in turn stoked investor confidence and drove the market rally. “Riskier” assets led the way, albeit at a slower pace than was seen during the second and third quarters of 2009. Positive news persisted throughout the first quarter of 2010, spurring markets to improve and prompting economists to declare that the United States had finally turned the corner and was exiting the “Great Recession.”

While this is very positive news for U.S. consumers, the recovery is expected to be an uneven one with significant headwinds. The rate of unemployment is high and is likely to remain so for the short term. Federal, state and local governments, as well as consumers, are contending with weak balance sheets. Government incentives for new housing purchases have ended. These factors, coupled with a second wave of mortgage resets and the reluctance of banks to lend, lead economic observers to believe that the recovery will be weak and uneven for the foreseeable future.

The equity market is expected to remain choppy, characterized by sharp rallies and sharp declines with equally sharp equity sector rotations. For the semiannual reporting period, large-capitalization U.S. equities, as measured by the large-cap Standard & Poor’s 500® (S&P 500) Index, returned 15.66% as markets continued to rally. Mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400 (S&P 400) Index, returned 25.78%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 28.17% for the same time period.

International stocks and international emerging market stocks continued their strong rally in the fourth quarter of 2009, but this rally slowed throughout the first quarter of 2010, impeded by concerns about Greece’s debt situation and the recent strength of the U.S. dollar. As represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, emerging market stocks returned 11.57% for the semiannual reporting period. International stocks, as measured by the broad MSCI Europe, Australasia and Far East (MSCI EAFE®) Index, returned 1.19% for the same time period.

During the fourth quarter of 2009, the bond market benefited from the aforementioned improvements in corporate profits that fueled investor confidence. Enthusiasm was tempered, however, during the first quarter of 2010, due to an increase in government debt, continued weakness in U.S. labor markets and growing concerns about European debt (most notably involving Greece, Spain, Portugal and Italy). The Barclays Capital (BARCAP) U.S. Aggregate Bond Index returned 2.54% for the semiannual reporting period. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 4.89%, while the BofAML 10+ Year US Corporate Index returned 5.24% for the same time period. In the area of mortgage-related investments, the BofAML Mortgage Master Index returned 2.14% for the same time period.

4 Semiannual Report 2010

Nationwide Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Investor Destinations Aggressive Fund (Class A at NAV) returned 13.44% versus 14.98% for its composite benchmark, 95% Standard & Poor’s 500® (S&P 500) Index and 5% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 126 funds as of April 30, 2010) was 10.82% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 40% and 15%, respectively), which gained 15.71% and 25.56%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest during the reporting period. Similarly, all 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with 36.9%, and the telecommunications services sector, with 16.4%, brought up the rear of these returns during the reporting period.

What areas of investment detracted from Fund performance?

None of the underlying investments posted negative performance during the reporting period. The Fund’s investments in the Nationwide International Index Fund and the Nationwide Bond Index Fund (with target allocations of 30% and 5%, respectively) returned 2.93% and 2.25%, respectively, providing the smallest relative contributions to overall Fund performance during the reporting period. The sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index posted mixed results. The information technology sector performed the strongest with a return of 14.3%, and the telecommunications services sector came in the weakest, registering -5.4% during the reporting period. Among individual country markets within the MSCI EAFE Index, Ireland, with 17.41%, proved to be the strongest, while Greece, which registered -41.44%, was far and away the weakest performer during the reporting period. Most sectors within the BARCAP U.S. Aggregate Bond Index posted positive returns. The leading component of this index was commercial mortgage-backed securities, with 12.7%, clearly indicating that investors’ risk appetite had returned to the domestic bond market. The weakest component of this index, U.S. Treasuries, represented about 30% of the overall index composition and registered -0.2% during the reporting period.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from midJanuary to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

2010 Semiannual Report 5

Nationwide Investor Destinations Aggressive Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Aggressive Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation*	6 Months	1 Year	5 Years	Inception	Date

Large-Cap Stocks	Nationwide S&P 500 Index Fund	40%	15.71%	38.75%	2.43%	-0.39%	12/29/99

International Stocks	Nationwide International Index Fund	30%	2.93%	34.44%	3.64%	1.17%	12/29/99

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	15%	25.56%	48.47%	6.59%	6.80%	12/29/01

Small-Cap Stocks	Nationwide Small Cap Index Fund	10%	28.00%	48.78%	5.47%	4.04%	12/29/99

Intermediate-Term Bonds	Nationwide Bond Index Fund	5%	2.25%	7.69%	5.04%	6.13%	12/29/99

*	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Semiannual Report 2010

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	13.44%	37.82%	3.60%	1.50%
	w/SC2	6.85%	29.89%	2.39%	0.91%

Class B	w/o SC1	13.00%	36.85%	2.84%	0.79%
	w/SC3	8.00%	31.85%	2.52%	0.79%

Class C4	w/o SC1	13.04%	36.75%	2.85%	0.78%
	w/SC5	12.04%	35.75%	2.85%	0.78%

Class R2[6,7,8]		13.23%	37.31%	3.30%	1.11%

Institutional Class[6,9]		13.69%	38.34%	3.94%	1.68%

Service Class[6]		13.23%	37.63%	3.47%	1.42%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.
[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	Not subject to any sales charges.
[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense
Ratio*

Class A	0.85%

Class B	1.55%

Class C	1.55%

Class R2	1.18%

Institutional Class	0.55%

Service Class	0.95%

*	Current effective prospectus dated May 6, 2010. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Aggressive Fund Composite Index(c), and the Consumer Price Index (CPI) (d) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Fund Composite is a combination of the S&P 500 Index (95%) and the Barclays Capital U.S. Aggregate Bond Index (5%).

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 7

Shareholder	Nationwide Investor Destinations Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Aggressive Fund			11/01/09	4/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,134.40	2.65	0.50
	Hypothetical	[c]	1,000.00	1,022.32	2.51	0.50

Class B Shares	Actual		1,000.00	1,130.00	6.28	1.19
	Hypothetical	[c]	1,000.00	1,018.89	5.96	1.19

Class C Shares	Actual		1,000.00	1,130.40	6.29	1.19
	Hypothetical	[c]	1,000.00	1,018.89	5.96	1.19

Class R2 Shares	Actual		1,000.00	1,132.30	4.34	0.82
	Hypothetical	[c]	1,000.00	1,020.73	4.11	0.82

Institutional Class Shares	Actual		1,000.00	1,136.90	1.01	0.19
	Hypothetical	[c]	1,000.00	1,023.85	0.95	0.19

Service Class Shares	Actual		1,000.00	1,132.30	3.12	0.59
	Hypothetical	[c]	1,000.00	1,021.87	2.96	0.59

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8 Semiannual Report 2010

Portfolio Summary	Nationwide Investor Destinations Aggressive Fund
April 30, 2010 (Unaudited)

Asset Allocation

Equity Funds	95.3%
Fixed Income Fund	4.8%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	40.2%
Nationwide International Index Fund, Institutional Class	28.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	16.0%
Nationwide Small Cap Index Fund, Institutional Class	10.8%
Nationwide Bond Index Fund, Institutional Class	4.8%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 9

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.1%

	Shares	Market Value

Equity Funds 95.3%
Nationwide International Index Fund, Institutional Class (a)	40,006,260	$279,243,694
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	11,598,022	158,197,017
Nationwide S&P 500 Index Fund, Institutional Class (a)	39,932,791	398,529,258
Nationwide Small Cap Index Fund, Institutional Class (a)	9,799,084	107,593,941

Total Equity Funds (cost $1,026,033,270)		943,563,910

Fixed Income Fund 4.8%
Nationwide Bond Index Fund, Institutional Class (a)	4,260,365	47,673,481

Total Fixed Income Fund (cost $46,260,662)		47,673,481

Total Mutual Funds (cost $1,072,293,932)		991,237,391

Total Investments (cost $1,072,293,932) (b) — 100.1%		991,237,391

Liabilities in excess of other assets — (0.1)%		(571,671)

NET ASSETS — 100.0%		$990,665,720

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Investor Destinations
Aggressive Fund

Assets:
Investments in affiliates, at value (cost $1,072,293,932)	$991,237,391
Cash	10
Interest and dividends receivable	136,732
Receivable for investments sold	421,542
Receivable for capital shares issued	728,928
Prepaid expenses and other assets	53,850

Total Assets	992,578,453

Liabilities:
Payable for capital shares redeemed	1,186,529
Accrued expenses and other payables:
Investment advisory fees	106,941
Distribution fees	266,235
Administrative servicing fees	170,208
Accounting and transfer agent fees	46,273
Trustee fees	12,676
Custodian fees	7,079
Compliance program costs (Note 3)	7,752
Professional fees	56,295
Printing fees	37,751
Other	14,994

Total Liabilities	1,912,733

Net Assets	$990,665,720

Represented by:
Capital	$1,097,495,887
Accumulated net investment loss	(695,486)
Accumulated net realized losses from investment transactions	(25,078,140)
Net unrealized appreciation/(depreciation) from investments in affiliates	(81,056,541)

Net Assets	$990,665,720

Net Assets:
Class A Shares	$50,564,959
Class B Shares	12,997,607
Class C Shares	74,340,077
Class R2 Shares	79,823,823
Institutional Class Shares	53,373,297
Service Class Shares	719,565,957

Total	$990,665,720

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,315,108
Class B Shares	1,650,987
Class C Shares	9,468,375
Class R2 Shares	10,103,454
Institutional Class Shares	6,601,353
Service Class Shares	89,670,228

Total	123,809,505

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 11

Statement of Assets and Liabilities (Continued)

Nationwide
Investor Destinations
Aggressive Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.01
Class B Shares (a)	$7.87
Class C Shares (b)	$7.85
Class R2 Shares	$7.90
Institutional Class Shares	$8.09
Service Class Shares	$8.02
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.50

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12 Semiannual Report 2010

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Investor Destinations Aggressive Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$16
Dividend income from affiliates	9,001,515

Total Income	9,001,531

EXPENSES:
Investment advisory fees	605,634
Distribution fees Class A	58,437
Distribution fees Class B	63,379
Distribution fees Class C	364,404
Distribution fees Class R2	180,978
Distribution fees Service Class	848,956
Administrative servicing fees Class A	14,025
Administrative servicing fees Class R2	47,054
Administrative servicing fees Service Class	509,376
Registration and filing fees	29,222
Professional fees	45,288
Printing fees	34,862
Trustee fees	20,170
Custodian fees	22,523
Accounting and transfer agent fees	100,799
Compliance program costs (Note 3)	4,593
Other	17,410

Total expenses before earnings credit	2,967,110
Earnings credit (Note 5)	(541)

Net Expenses	2,966,569

NET INVESTMENT INCOME	6,034,962

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(3,182,682)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	113,186,460

Net realized/unrealized gains from affiliated investments	110,003,778

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$116,038,740

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 13

Statements of Changes in Net Assets

	Nationwide Investor Destinations
	Aggressive Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$6,034,962	$13,328,432
Net realized gains/(losses) from investment transactions with affiliates	(3,182,682)	4,103,906
Net change in unrealized appreciation/(depreciation) from investments in affiliates	113,186,460	95,388,606

Change in net assets resulting from operations	116,038,740	112,820,944

Distributions to Shareholders From:
Net investment income:
Class A	(352,551)	(729,907)
Class B	(75,637)	(155,545)
Class C	(436,150)	(868,158)
Class R2 (a)	(485,302)	(792,890)
Institutional Class	(391,581)	(656,082)
Service Class	(4,989,227)	(10,629,972)
Net realized gains:
Class A	(1,155,217)	(2,776,469)
Class B	(327,150)	(861,874)
Class C	(1,881,259)	(4,746,056)
Class R2 (a)	(1,780,678)	(2,841,497)
Institutional Class	(1,163,011)	(1,826,127)
Service Class	(16,968,162)	(38,778,254)

Change in net assets from shareholder distributions	(30,005,925)	(65,662,831)

Change in net assets from capital transactions	35,068,350	98,976,157

Change in net assets	121,101,165	146,134,270

Net Assets:
Beginning of period	869,564,555	723,430,285

End of period	$990,665,720	$869,564,555

Accumulated net investment income/(loss) at end of period	$(695,486)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,386,699	$8,554,931
Dividends reinvested	974,296	2,412,676
Cost of shares redeemed	(5,886,838)	(13,892,501)

Total Class A	6,474,157	(2,924,894)

Class B Shares
Proceeds from shares issued	349,370	902,881
Dividends reinvested	274,357	656,608
Cost of shares redeemed	(1,059,210)	(1,910,523)

Total Class B	(435,483)	(351,034)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

14 Semiannual Report 2010

	Nationwide Investor Destinations
	Aggressive Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	7,242,918	12,470,173
Dividends reinvested	844,752	1,829,530
Cost of shares redeemed	(10,580,416)	(16,515,802)

Total Class C	(2,492,746)	(2,216,099)

Class R2 Shares (a)
Proceeds from shares issued	11,760,534	23,802,629
Dividends reinvested	2,101,979	3,304,761
Cost of shares redeemed	(4,851,672)	(4,363,354)

Total Class R2	9,010,841	22,744,036

Institutional Class Shares
Proceeds from shares issued	7,487,199	15,317,902
Dividends reinvested	1,554,592	2,482,209
Cost of shares redeemed	(2,694,802)	(3,360,067)

Total Institutional Class	6,346,989	14,440,044

Service Class Shares
Proceeds from shares issued	34,544,006	88,594,654
Dividends reinvested	21,956,364	49,407,322
Cost of shares redeemed	(40,335,778)	(70,717,872)

Total Service Class	16,164,592	67,284,104

Change in net assets from capital transactions:	$35,068,350	$98,976,157

SHARE TRANSACTIONS:
Class A Shares
Issued	1,491,222	1,367,928
Reinvested	129,046	401,814
Redeemed	(756,955)	(2,299,399)

Total Class A Shares	863,313	(529,657)

Class B Shares
Issued	45,964	145,246
Reinvested	36,876	111,166
Redeemed	(139,380)	(305,449)

Total Class B Shares	(56,540)	(49,037)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations
	Aggressive Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	959,423	2,049,280
Reinvested	113,846	310,740
Redeemed	(1,393,429)	(2,642,752)

Total Class C Shares	(320,160)	(282,732)

Class R2 Shares (a)
Issued	1,551,115	3,809,648
Reinvested	282,145	556,082
Redeemed	(637,607)	(676,410)

Total Class R2 Shares	1,195,653	3,689,320

Institutional Class Shares
Issued	961,532	2,311,448
Reinvested	204,283	407,977
Redeemed	(345,777)	(520,330)

Total Institutional Class Shares	820,038	2,199,095

Service Class Shares
Issued	4,467,041	14,060,517
Reinvested	2,900,444	8,213,605
Redeemed	(5,236,479)	(11,178,877)

Total Service Class Shares	2,131,006	11,095,245

Total change in shares:	4,633,310	16,122,234

The accompanying notes are an integral part of these financial statements.

16 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.30	0.05	0.92	0.97	(0.06)	(0.20)	(0.26)	$8.01	13.44%	$50,564,959	0.50%	1.42%	0.50%		3.94%
Year Ended October 31, 2009 (f)	$7.02	0.13	0.78	0.91	(0.13)	(0.50)	(0.63)	$7.30	14.98%	$39,797,434	0.55%	1.99%	0.55%		11.99%
Year Ended October 31, 2008	$11.99	0.18	(4.54)	(4.36)	(0.23)	(0.38)	(0.61)	$7.02	(38.07%)	$41,992,722	0.48%	1.88%	0.48%		16.79%
Year Ended October 31, 2007	$10.77	0.20	1.52	1.72	(0.27)	(0.23)	(0.50)	$11.99	16.46%	$90,083,962	0.45%	1.67%	0.45%		3.92%
Year Ended October 31, 2006	$9.48	0.15	1.53	1.68	(0.20)	(0.19)	(0.39)	$10.77	18.13%	$61,216,843	0.45%	1.27%	0.46%		4.80%
Year Ended October 31, 2005	$8.61	0.19	0.87	1.06	(0.19)	–	(0.19)	$9.48	12.36%	$38,583,404	0.49%	1.87%	0	.49%(g)	6.51%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.19	0.03	0.90	0.93	(0.05)	(0.20)	(0.25)	$7.87	13.00%	$12,997,607	1.19%	0.77%	1.19%		3.94%
Year Ended October 31, 2009 (f)	$6.93	0.08	0.77	0.85	(0.09)	(0.50)	(0.59)	$7.19	14.11%	$12,280,157	1.22%	1.32%	1.22%		11.99%
Year Ended October 31, 2008	$11.84	0.11	(4.48)	(4.37)	(0.16)	(0.38)	(0.54)	$6.93	(38.50%)	$12,167,277	1.20%	1.13%	1.21%		16.79%
Year Ended October 31, 2007	$10.66	0.12	1.50	1.62	(0.21)	(0.23)	(0.44)	$11.84	15.62%	$21,966,705	1.19%	0.95%	1.19%		3.92%
Year Ended October 31, 2006	$9.38	0.08	1.52	1.60	(0.13)	(0.19)	(0.32)	$10.66	17.39%	$16,889,601	1.19%	0.64%	1.19%		4.80%
Year Ended October 31, 2005	$8.53	0.11	0.86	0.97	(0.12)	–	(0.12)	$9.38	11.46%	$11,760,611	1.21%	1.18%	1	.21%(g)	6.51%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.17	0.03	0.90	0.93	(0.05)	(0.20)	(0.25)	$7.85	13.04%	$74,340,077	1.19%	0.77%	1.19%		3.94%
Year Ended October 31, 2009 (f)	$6.91	0.07	0.78	0.85	(0.09)	(0.50)	(0.59)	$7.17	14.15%	$70,213,439	1.22%	1.04%	1.22%		11.99%
Year Ended October 31, 2008	$11.81	0.11	(4.47)	(4.36)	(0.16)	(0.38)	(0.54)	$6.91	(38.51%)	$69,599,437	1.20%	1.13%	1.21%		16.79%
Year Ended October 31, 2007	$10.64	0.12	1.49	1.61	(0.21)	(0.23)	(0.44)	$11.81	15.55%	$127,449,809	1.19%	0.95%	1.19%		3.92%
Year Ended October 31, 2006	$9.37	0.07	1.52	1.59	(0.13)	(0.19)	(0.32)	$10.64	17.29%	$93,557,002	1.19%	0.65%	1.19%		4.80%
Year Ended October 31, 2005	$8.52	0.12	0.86	0.98	(0.13)	–	(0.13)	$9.37	11.49%	$71,231,493	1.21%	1.16%	1	.21%(g)	6.51%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class R2 Shares (h)
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.21	0.04	0.90	0.94	(0.05)	(0.20)	(0.25)	$7.90	13.23%	$79,823,823	0.82%	1.08%	0.82%		3.94%
Year Ended October 31, 2009 (f)	$6.95	0.10	0.77	0.87	(0.11)	(0.50)	(0.61)	$7.21	14.53%	$64,237,573	0.87%	1.56%	0.87%		11.99%
Year Ended October 31, 2008	$11.88	0.17	(4.52)	(4.35)	(0.20)	(0.38)	(0.58)	$6.95	(38.27%)	$36,259,161	0.83%	1.47%	0.83%		16.79%
Year Ended October 31, 2007	$10.69	0.21	1.46	1.67	(0.25)	(0.23)	(0.48)	$11.88	16.11%	$29,198,877	0.77%	1.19%	0.77%		3.92%
Year Ended October 31, 2006	$9.42	0.16	1.49	1.65	(0.19)	(0.19)	(0.38)	$10.69	17.93%	$2,083,122	0.79%	0.88%	0.80%		4.80%
Year Ended October 31, 2005	$8.56	0.18	0.86	1.04	(0.18)	–	(0.18)	$9.42	12.19%	$215,578	0.63%	1.47%	0	.63%(g)	6.51%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.36	0.07	0.93	1.00	(0.07)	(0.20)	(0.27)	$8.09	13.69%	$53,373,297	0.19%	1.71%	0.19%		3.94%
Year Ended October 31, 2009 (f)	$7.08	0.14	0.79	0.93	(0.15)	(0.50)	(0.65)	$7.36	15.23%	$42,570,681	0.22%	2.17%	0.22%		11.99%
Year Ended October 31, 2008	$12.08	0.21	(4.57)	(4.36)	(0.26)	(0.38)	(0.64)	$7.08	(37.86%)	$25,347,433	0.20%	2.09%	0.20%		16.79%
Year Ended October 31, 2007	$10.84	0.28	1.48	1.76	(0.29)	(0.23)	(0.52)	$12.08	16.77%	$34,670,326	0.19%	1.80%	0.19%		3.92%
Year Ended October 31, 2006	$9.53	0.22	1.50	1.72	(0.22)	(0.19)	(0.41)	$10.84	18.54%	$1,439,446	0.18%	1.74%	0.19%		4.80%
Period Ended October 31, 2005 (i)	$9.31	0.09	0.25	0.34	(0.12)	–	(0.12)	$9.53	3.66%	$1,036	0.24%	1.39%	0	.24%(g)	6.51%

Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.32	0.05	0.91	0.96	(0.06)	(0.20)	(0.26)	$8.02	13.23%	$719,565,957	0.59%	1.35%	0.59%		3.94%
Year Ended October 31, 2009 (f)	$7.04	0.12	0.79	0.91	(0.13)	(0.50)	(0.63)	$7.32	14.91%	$640,465,271	0.63%	1.87%	0.63%		11.99%
Year Ended October 31, 2008	$12.01	0.18	(4.55)	(4.37)	(0.22)	(0.38)	(0.60)	$7.04	(38.09%)	$538,064,255	0.60%	1.74%	0.60%		16.79%
Year Ended October 31, 2007	$10.80	0.19	1.51	1.70	(0.26)	(0.23)	(0.49)	$12.01	16.20%	$914,795,698	0.59%	1.55%	0.59%		3.92%
Year Ended October 31, 2006	$9.50	0.14	1.54	1.68	(0.19)	(0.19)	(0.38)	$10.80	18.04%	$676,249,456	0.59%	1.16%	0.60%		4.80%
Year Ended October 31, 2005	$8.63	0.18	0.87	1.05	(0.18)	–	(0.18)	$9.50	12.18%	$439,966,300	0.62%	1.78%	0	.62%(g)	6.51%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are an integral part of these financial statements.

18 Semiannual Report 2010

Nationwide Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Investor Destinations Moderately Aggressive Fund (Class A at NAV) returned 11.33% versus 12.81% for its composite benchmark, 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 584 funds as of April 30, 2010) was 11.01%.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 35% and 15%, respectively), which gained 15.71% and 25.56%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest in terms of performance during the reporting period. Similarly, all 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with 36.9%, and the telecommunications services sector, with 16.4%, brought up the rear of these returns during the reporting period.

What areas of investment detracted from Fund performance?

None of the underlying investments posted negative performance during the reporting period. The Fund’s investments in the Nationwide Enhanced Income Fund and the Nationwide Contract (with target allocations of approximately 2.5% each) returned 0.69% and 1.82%, respectively, providing the smallest relative contributions to Fund performance. These two investments in the Fund’s short-term bond asset class were small sources of positive relative performance, as their allocations to U.S. Treasuries was generally slightly negative during the reporting period.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from midJanuary to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

2010 Semiannual Report 19

Nationwide Investor Destinations Moderately Aggressive Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Moderately Aggressive Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation*	6 Months	1 Year	5 Years	Inception	Date

Large-Cap Stocks	Nationwide S&P 500 Index Fund	35%	15.71%	38.75%	2.43%	-0.39%	12/29/99

International Stocks	Nationwide International Index Fund	25%	2.93%	34.44%	3.64%	1.17%	12/29/99

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	15%	25.56%	48.47%	6.59%	6.80%	12/29/01

Intermediate-Term Bonds	Nationwide Bond Index Fund	15%	2.25%	7.69%	5.04%	6.13%	12/29/99

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%	28.00%	48.78%	5.47%	4.04%	12/29/99

Short-Term Bonds	Nationwide Enhanced Income Fund	2.5%	0.69%	1.85%	3.56%	3.00%	12/29/99

	Nationwide Contract	2.5%	1.82%	3.74%	3.79%	4.17%	3/30/00

*	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

20 Semiannual Report 2010

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	11.33%	32.28%	3.93%	2.27%
	w/SC2	4.89%	24.74%	2.71%	1.67%

Class B	w/o SC1	10.95%	31.41%	3.19%	1.53%
	w/SC3	5.95%	26.41%	2.86%	1.53%

Class C4	w/o SC1	10.95%	31.41%	3.19%	1.56%
	w/SC5	9.95%	30.41%	3.19%	1.56%

Class R2[6,7,8]		11.07%	31.78%	3.62%	1.83%

Institutional Class[6,9]		11.49%	32.67%	4.22%	2.41%

Service Class[6]		11.28%	32.15%	3.81%	2.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.
[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	Not subject to any sales charges.
[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense
Ratio*

Class A	0.82%

Class B	1.54%

Class C	1.54%

Class R2	1.18%

Institutional Class	0.54%

Service Class	0.94%

*	Current effective prospectus dated May 6, 2010. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Citigroup 3-Month T-Bill Index (c), the Moderately Aggressive Fund Composite Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Fund Composite is a combination of the S&P 500 Index (80%), the Barclays Capital U.S. Aggregate Bond Index (15%) and the Citigroup 3-Month T-Bill Index (5%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 21

Shareholder	Nationwide Investor Destinations Moderately Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Moderately Aggressive Fund			11/01/09	4/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,113.30	2.46	0.47
	Hypothetical	[c]	1,000.00	1,022.46	2.36	0.47

Class B Shares	Actual		1,000.00	1,109.50	6.17	1.18
	Hypothetical	[c]	1,000.00	1,018.94	5.91	1.18

Class C Shares	Actual		1,000.00	1,109.50	6.17	1.18
	Hypothetical	[c]	1,000.00	1,018.94	5.91	1.18

Class R2 Shares	Actual		1,000.00	1,110.70	4.34	0.83
	Hypothetical	[c]	1,000.00	1,020.68	4.16	0.83

Institutional Class Shares	Actual		1,000.00	1,114.90	0.94	0.18
	Hypothetical	[c]	1,000.00	1,023.90	0.90	0.18

Service Class Shares	Actual		1,000.00	1,112.80	3.09	0.59
	Hypothetical	[c]	1,000.00	1,021.87	2.96	0.59

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

22 Semiannual Report 2010

Portfolio Summary	Nationwide Investor Destinations Moderately Aggressive Fund
April 30, 2010 (Unaudited)

Asset Allocation

Equity Funds	80.7%
Fixed Income Funds	16.9%
Fixed Contract	2.4%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	35.4%
Nationwide International Index Fund, Institutional Class	23.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	16.1%
Nationwide Bond Index Fund, Institutional Class	14.6%
Nationwide Small Cap Index Fund, Institutional Class	5.4%
Nationwide Enhanced Income Fund, Institutional Class	2.4%
Nationwide Fixed Contract	2.4%

100.0%

‡	Rounds to less than 0.01%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 23

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 97.6%

	Shares	Market Value

Equity Funds 80.7%
Nationwide International Index Fund, Institutional Class (a)	55,732,138	$389,010,324
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	19,391,689	264,502,631
Nationwide S&P 500 Index Fund, Institutional Class (a)	58,402,377	582,855,727
Nationwide Small Cap Index Fund, Institutional Class (a)	8,166,963	89,673,256

Total Equity Funds (cost $1,412,785,967)		1,326,041,938

Fixed Income Funds 16.9%
Nationwide Bond Index Fund, Institutional Class (a)	21,377,639	239,215,777
Nationwide Enhanced Income Fund, Institutional Class (a)	4,373,952	39,802,968

Total Fixed Income Funds (cost $271,807,874)		279,018,745

Total Mutual Funds (cost $1,684,593,841)		1,605,060,683

Fixed Contract 2.4%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(b)	$38,985,613	38,985,613

Total Fixed Contract (cost $38,985,613)		38,985,613

Total Investments (cost $1,723,579,454) (c) — 100.0%		1,644,046,296

Liabilities in excess of other assets — 0.0%		(632,555)

NET ASSETS — 100.0%		$1,643,413,741

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

24 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide Investor
Destinations Moderately
Aggressive Fund

Assets:
Investments in affiliates, at value (cost $1,723,579,454)	$1,644,046,296
Cash	5
Interest and dividends receivable	742,378
Receivable for investments sold	1,113,577
Receivable for capital shares issued	1,302,525
Prepaid expenses and other assets	65,087

Total Assets	1,647,269,868

Liabilities:
Payable for capital shares redeemed	2,639,425
Accrued expenses and other payables:
Investment advisory fees	177,010
Distribution fees	453,751
Administrative servicing fees	295,312
Accounting and transfer agent fees	67,639
Trustee fees	21,079
Custodian fees	11,256
Compliance program costs (Note 3)	12,888
Professional fees	94,235
Printing fees	55,348
Other	28,184

Total Liabilities	3,856,127

Net Assets	$1,643,413,741

Represented by:
Capital	$1,756,524,026
Accumulated undistributed net investment income	210,722
Accumulated net realized losses from investment transactions	(33,787,849)
Net unrealized appreciation/(depreciation) from investments	(79,533,158)

Net Assets	$1,643,413,741

Net Assets:
Class A Shares	$84,494,937
Class B Shares	25,120,721
Class C Shares	138,063,122
Class R2 Shares	167,364,172
Institutional Class Shares	113,004,898
Service Class Shares	1,115,365,891

Total	$1,643,413,741

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,764,092
Class B Shares	2,956,602
Class C Shares	16,245,973
Class R2 Shares	19,688,601
Institutional Class Shares	13,068,218
Service Class Shares	129,132,352

Total	190,855,838

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 25

Statement of Assets and Liabilities (Continued)

Nationwide Investor
Destinations Moderately
Aggressive Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.65
Class B Shares (a)	$8.50
Class C Shares (b)	$8.50
Class R2 Shares	$8.50
Institutional Class Shares	$8.65
Service Class Shares	$8.64
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.18

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26 Semiannual Report 2010

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide Investor
Destinations
Moderately
Aggressive Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$7
Interest income from affiliates	646,440
Dividend income from affiliates	16,929,239

Total Income	17,575,686

EXPENSES:
Investment advisory fees	1,009,171
Distribution fees Class A	100,325
Distribution fees Class B	125,522
Distribution fees Class C	673,785
Distribution fees Class R2	373,641
Distribution fees Service Class	1,330,930
Administrative servicing fees Class A	16,052
Administrative servicing fees Class R2	110,421
Administrative servicing fees Service Class	812,965
Registration and filing fees	30,601
Professional fees	76,460
Printing fees	55,135
Trustee fees	33,603
Custodian fees	36,421
Accounting and transfer agent fees	145,732
Compliance program costs (Note 3)	7,658
Other	29,408

Total expenses before earnings credit	4,967,830
Earnings credit (Note 5)	(815)

Net Expenses	4,967,015

NET INVESTMENT INCOME	12,608,671

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(4,329,766)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	156,585,439

Net realized/unrealized gains from investments	152,255,673

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$164,864,344

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 27

Statements of Changes in Net Assets

	Nationwide Investor Destinations
	Moderately Aggressive Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$12,608,671	$25,506,762
Net realized gains/(losses) from investment transactions with affiliates	(4,329,766)	3,402,376
Net change in unrealized appreciation/(depreciation) from investments in affiliates	156,585,439	160,665,518

Change in net assets resulting from operations	164,864,344	189,574,656

Distributions to Shareholders From:
Net investment income:
Class A	(703,629)	(1,527,971)
Class B	(155,843)	(370,798)
Class C	(831,876)	(1,911,121)
Class R2 (a)	(1,038,526)	(1,952,895)
Institutional Class	(983,678)	(1,482,266)
Service Class	(8,684,397)	(18,877,506)
Net realized gains:
Class A	(1,514,183)	(5,117,352)
Class B	(492,867)	(1,878,323)
Class C	(2,617,633)	(9,553,996)
Class R2 (a)	(2,783,918)	(6,600,125)
Institutional Class	(1,780,710)	(3,933,422)
Service Class	(20,065,721)	(64,503,068)

Change in net assets from shareholder distributions	(41,652,981)	(117,708,843)

Change in net assets from capital transactions	55,794,338	165,176,859

Change in net assets	179,005,701	237,042,672

Net Assets:
Beginning of period	1,464,408,040	1,227,365,368

End of period	$1,643,413,741	$1,464,408,040

Accumulated undistributed net investment income at end of period	$210,722	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,907,908	$22,311,147
Dividends reinvested	1,375,755	3,868,733
Cost of shares redeemed	(8,239,465)	(19,735,016)

Total Class A	2,044,198	6,444,864

Class B Shares
Proceeds from shares issued	491,594	1,347,714
Dividends reinvested	474,602	1,569,358
Cost of shares redeemed	(2,787,574)	(4,826,391)

Total Class B	(1,821,378)	(1,909,319)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

28 Semiannual Report 2010

	Nationwide Investor Destinations
	Moderately Aggressive Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$10,325,204	$23,410,766
Dividends reinvested	1,123,706	3,342,025
Cost of shares redeemed	(15,180,298)	(31,904,497)

Total Class C	(3,731,388)	(5,151,706)

Class R2 Shares (a)
Proceeds from shares issued	24,736,633	40,599,268
Dividends reinvested	3,649,084	8,143,620
Cost of shares redeemed	(6,979,155)	(6,666,994)

Total Class R2	21,406,562	42,075,894

Institutional Class Shares
Proceeds from shares issued	20,929,454	28,217,584
Dividends reinvested	2,764,388	5,415,689
Cost of shares redeemed	(4,234,628)	(5,863,691)

Total Institutional Class	19,459,214	27,769,582

Service Class Shares
Proceeds from shares issued	50,141,480	117,176,153
Dividends reinvested	28,750,118	83,380,449
Cost of shares redeemed	(60,454,468)	(104,609,058)

Total Service Class	18,437,130	95,947,544

Change in net assets from capital transactions:	$55,794,338	$165,176,859

SHARE TRANSACTIONS:
Class A Shares
Issued	1,060,778	3,171,825
Reinvested	166,931	575,001
Redeemed	(981,510)	(2,823,311)

Total Class A Shares	246,199	923,515

Class B Shares
Issued	59,821	200,737
Reinvested	58,665	237,943
Redeemed	(338,414)	(714,622)

Total Class B Shares	(219,928)	(275,942)

Class C Shares
Issued	1,257,202	3,403,931
Reinvested	138,901	506,507
Redeemed	(1,845,815)	(4,649,872)

Total Class C Shares	(449,712)	(739,434)

Class R2 Shares (a)
Issued	2,993,328	5,887,190
Reinvested	451,530	1,230,394
Redeemed	(849,284)	(945,727)

Total Class R2 Shares	2,595,574	6,171,857

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations
	Moderately Aggressive Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	2,503,952	3,861,212
Reinvested	335,418	803,319
Redeemed	(504,203)	(854,120)

Total Institutional Class Shares	2,335,167	3,810,411

Service Class Shares
Issued	5,985,754	16,661,947
Reinvested	3,498,374	12,420,424
Redeemed	(7,214,443)	(15,109,265)

Total Service Class Shares	2,269,685	13,973,106

Total change in shares:	6,776,985	23,863,513

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

30 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses to	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.99	0.07	0.82	0.89	(0.07)	(0.16)	(0.23)	$8.65	11.33%	$84,494,937	0.47%	1.80%	0.47%		4.07%
Year Ended October 31, 2009 (f)	$7.69	0.16	0.86	1.02	(0.16)	(0.56)	(0.72)	$7.99	15.29%	$76,075,551	0.51%	2.24%	0.51%		15.94%
Year Ended October 31, 2008	$12.03	0.23	(4.03)	(3.80)	(0.26)	(0.28)	(0.54)	$7.69	(32.83%)	$66,098,117	0.46%	2.21%	0.46%		23.68%
Year Ended October 31, 2007	$11.00	0.25	1.31	1.56	(0.30)	(0.23)	(0.53)	$12.03	14.67%	$110,994,304	0.44%	2.09%	0.44%		2.80%
Year Ended October 31, 2006	$9.84	0.18	1.33	1.51	(0.22)	(0.13)	(0.35)	$11.00	15.66%	$83,365,165	0.46%	1.65%	0.47%		6.67%
Year Ended October 31, 2005	$9.10	0.21	0.74	0.95	(0.21)	–	(0.21)	$9.84	10.47%	$57,072,820	0.49%	2.10%	1	.21%(g)	5.51%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.86	0.05	0.80	0.85	(0.05)	(0.16)	(0.21)	$8.50	10.95%	$25,120,721	1.18%	1.13%	1.18%		4.07%
Year Ended October 31, 2009 (f)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.57%	$24,958,525	1.21%	1.55%	1.21%		15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%)	$26,143,633	1.20%	1.47%	1.20%		23.68%
Year Ended October 31, 2007	$10.85	0.16	1.31	1.47	(0.23)	(0.23)	(0.46)	$11.86	13.87%	$44,365,796	1.18%	1.37%	1.18%		2.80%
Year Ended October 31, 2006	$9.72	0.11	1.30	1.41	(0.15)	(0.13)	(0.28)	$10.85	14.83%	$39,398,958	1.19%	1.03%	1.20%		6.67%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	–	(0.14)	$9.72	9.74%	$30,176,729	1.21%	1.40%	1	.21%(g)	5.51%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.86	0.05	0.80	0.85	(0.05)	(0.16)	(0.21)	$8.50	10.95%	$138,063,122	1.18%	1.10%	1.18%		4.07%
Year Ended October 31, 2009 (f)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.58%	$131,214,546	1.21%	1.55%	1.21%		15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%)	$132,062,033	1.20%	1.47%	1.20%		23.68%
Year Ended October 31, 2007	$10.86	0.16	1.30	1.46	(0.23)	(0.23)	(0.46)	$11.86	13.87%	$229,820,512	1.18%	1.37%	1.18%		2.80%
Year Ended October 31, 2006	$9.72	0.11	1.31	1.42	(0.15)	(0.13)	(0.28)	$10.86	14.83%	$192,829,644	1.19%	1.03%	1.20%		6.67%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	–	(0.14)	$9.72	9.74%	$155,315,482	1.21%	1.39%	0	.61%(g)	5.51%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 31

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses to	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class R2 Shares (h)
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.86	0.06	0.80	0.86	(0.06)	(0.16)	(0.22)	$8.50	11.07%	$167,364,172	0.83%	1.41%	0.83%		4.07%
Year Ended October 31, 2009 (f)	$7.58	0.13	0.85	0.98	(0.14)	(0.56)	(0.70)	$7.86	14.89%	$134,283,065	0.87%	1.81%	0.87%		15.94%
Year Ended October 31, 2008	$11.87	0.21	(3.99)	(3.78)	(0.23)	(0.28)	(0.51)	$7.58	(33.06%)	$82,732,049	0.84%	1.81%	0.84%		23.68%
Year Ended October 31, 2007	$10.87	0.24	1.27	1.51	(0.28)	(0.23)	(0.51)	$11.87	14.25%	$57,399,585	0.79%	1.69%	0.79%		2.80%
Year Ended October 31, 2006	$9.75	0.20	1.27	1.47	(0.22)	(0.13)	(0.35)	$10.87	15.43%	$2,847,424	0.80%	1.73%	0.80%		6.67%
Year Ended October 31, 2005	$9.01	0.20	0.74	0.94	(0.20)	–	(0.20)	$9.75	10.49%	$253,440	0.61%	1.92%	0	.61%(g)	5.51%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.99	0.08	0.83	0.91	(0.09)	(0.16)	(0.25)	$8.65	11.49%	$113,004,898	0.18%	2.02%	0.18%		4.07%
Year Ended October 31, 2009 (f)	$7.69	0.17	0.87	1.04	(0.18)	(0.56)	(0.74)	$7.99	15.63%	$85,728,623	0.21%	2.42%	0.21%		15.94%
Year Ended October 31, 2008	$12.03	0.26	(4.03)	(3.77)	(0.29)	(0.28)	(0.57)	$7.69	(32.65%)	$53,214,335	0.20%	2.44%	0.20%		23.68%
Year Ended October 31, 2007	$10.99	0.32	1.28	1.60	(0.33)	(0.23)	(0.56)	$12.03	14.96%	$65,583,607	0.19%	2.22%	0.19%		2.80%
Year Ended October 31, 2006	$9.85	0.25	1.27	1.52	(0.25)	(0.13)	(0.38)	$10.99	15.84%	$3,863,570	0.19%	2.07%	0.20%		6.67%
Period Ended October 31, 2005 (i)	$9.67	0.12	0.20	0.32	(0.14)	–	(0.14)	$9.85	3.37%	$1,033	0.24%	1.73%	0	.24%(g)	5.51%

Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$7.98	0.07	0.82	0.89	(0.07)	(0.16)	(0.23)	$8.64	11.28%	$1,115,365,891	0.59%	1.68%	0.59%		4.07%
Year Ended October 31, 2009 (f)	$7.68	0.15	0.87	1.02	(0.16)	(0.56)	(0.72)	$7.98	15.22%	$1,012,147,730	0.63%	2.10%	0.63%		15.94%
Year Ended October 31, 2008	$12.02	0.21	(4.03)	(3.82)	(0.24)	(0.28)	(0.52)	$7.68	(32.96%)	$867,115,201	0.60%	2.07%	0.60%		23.68%
Year Ended October 31, 2007	$10.98	0.24	1.32	1.56	(0.29)	(0.23)	(0.52)	$12.02	14.55%	$1,389,856,875	0.58%	1.97%	0.58%		2.80%
Year Ended October 31, 2006	$9.83	0.17	1.32	1.49	(0.21)	(0.13)	(0.34)	$10.98	15.53%	$1,077,126,226	0.59%	1.54%	0.60%		6.67%
Year Ended October 31, 2005	$9.08	0.20	0.75	0.95	(0.20)	–	(0.20)	$9.83	10.48%	$736,304,452	0.61%	1.98%	0	.61%(g)	5.51%
Amounts designated as “–” are zero or have been rounded to zero.
(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares method.
(g) There were no fee reductions during the period.
(h) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are an integral part of these financial statements.

32 Semiannual Report 2010

Nationwide Investor Destinations Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Investor Destinations Moderate Fund (Class A at NAV) returned 9.27% versus 9.88% for its composite benchmark, 60% Standard & Poor’s® (S&P 500) Index, 25% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 509 funds as of April 30, 2010) was 9.53% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30% and 10%, respectively), which gained 15.71% and 25.56%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance during the reporting period. Similarly, all 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with 36.9%, and the telecommunications services sector, with 16.4%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

None of the underlying investments posted negative performance during the reporting period. The Fund’s investment in the Nationwide Money Market Fund (with a target allocation of 3%) returned 0.00% and provided no meaningful contribution to Fund performance. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from midJanuary to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

2010 Semiannual Report 33

Nationwide Investor Destinations Moderate Fund (Continued)

The table below lists the target allocations for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Moderate Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation*	6 Months	1 Year	5 Years	Inception	Date

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	15.71%	38.75%	2.43%	-0.39%	12/29/99

Intermediate-Term Bonds	Nationwide Bond Index Fund	25%	2.25%	7.69%	5.04%	6.13%	12/29/99

International Stocks	Nationwide International Index Fund	15%	2.93%	34.44%	3.64%	1.17%	12/29/99

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%	25.56%	48.47%	6.59%	6.80%	12/29/01

Short-Term Bonds	Nationwide Enhanced Income Fund	6%	0.69%	1.85%	3.56%	3.00%	12/29/99
	Nationwide Contract	6%	1.82%	3.74%	3.79%	4.17%	3/30/00

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%	28.00%	48.78%	5.47%	4.04%	12/29/99

Money Market Investments	Nationwide Money Market Fund	3%	0.00%	0.01%	2.75%	2.06%	12/13/01

*	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

34 Semiannual Report 2010

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	9.27%	25.22%	4.08%	2.96%
	w/SC2	3.00%	18.02%	2.85%	2.35%

Class B	w/o SC1	8.94%	24.38%	3.32%	2.22%
	w/SC3	3.94%	19.38%	2.99%	2.22%

Class C4	w/o SC1	8.86%	24.36%	3.31%	2.20%
	w/SC5	7.86%	23.36%	3.31%	2.20%

Class R2[6,7,8]		9.10%	24.79%	3.76%	2.51%

Institutional Class[6,9]		9.42%	25.57%	4.37%	3.10%

Service Class[6]		9.20%	25.05%	3.95%	2.86%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.
[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	Not subject to any sales charges.
[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense
Ratio*

Class A	0.81%

Class B	1.53%

Class C	1.53%

Class R2	1.16%

Institutional Class	0.53%

Service Class	0.93%

*	Current effective prospectus dated May 6, 2010. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderate Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Citigroup 3-Month T-Bill Index (c), the Moderate Fund Composite Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Fund Composite is a combination of the S&P 500 Index (60%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the Citigroup 3-Month T-Bill Index (15%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 35

Shareholder	Nationwide Investor Destinations Moderate Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Moderate Fund			11/01/09	4/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,092.70	2.44	0.47
	Hypothetical	[c]	1,000.00	1,022.46	2.36	0.47

Class B Shares	Actual		1,000.00	1,089.40	6.16	1.19
	Hypothetical	[c]	1,000.00	1,018.89	5.96	1.19

Class C Shares	Actual		1,000.00	1,088.60	6.16	1.19
	Hypothetical	[c]	1,000.00	1,018.89	5.96	1.19

Class R2 Shares	Actual		1,000.00	1,091.00	4.25	0.82
	Hypothetical	[c]	1,000.00	1,020.73	4.11	0.82

Institutional Class Shares	Actual		1,000.00	1,094.20	0.99	0.19
	Hypothetical	[c]	1,000.00	1,023.85	0.95	0.19

Service Class Shares	Actual		1,000.00	1,092.00	3.11	0.60
	Hypothetical	[c]	1,000.00	1,021.82	3.01	0.60

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

36 Semiannual Report 2010

Portfolio Summary	Nationwide Investor Destinations Moderate Fund
April 30, 2010 (Unaudited)

Asset Allocation

Equity Funds	61.2%
Fixed Income Funds	31.2%
Fixed Contract	5.7%
Money Market Fund	1.9%
Other assets in excess of liabilities‡	0.0%

100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	30.6%
Nationwide Bond Index Fund, Institutional Class	24.4%
Nationwide International Index Fund, Institutional Class	14.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.8%
Nationwide Enhanced Income Fund, Institutional Class	6.8%
Nationwide Fixed Contract	5.7%
Nationwide Small Cap Index Fund, Institutional Class	5.5%
Nationwide Money Market Fund, Institutional Class	1.9%

100.0%

‡	Rounds to less than 0.1%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 37

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Investor Destinations Moderate Fund

Mutual Funds 94.3%

	Shares	Market Value

Equity Funds 61.2%
Nationwide International Index Fund, Institutional Class (a)	28,854,938	$201,407,465
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	11,151,438	152,105,609
Nationwide S&P 500 Index Fund, Institutional Class (a)	43,197,298	431,109,037
Nationwide Small Cap Index Fund, Institutional Class (a)	7,055,922	77,474,020

Total Equity Funds (cost $884,851,430)		862,096,131

Fixed Income Funds 31.2%
Nationwide Bond Index Fund, Institutional Class (a)	30,745,179	344,038,559
Nationwide Enhanced Income Fund, Institutional Class (a)	10,525,591	95,782,881

Total Fixed Income Funds (cost $429,239,262)		439,821,440

Money Market Fund 1.9%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	26,995,065	26,995,065

Total Money Market Fund (cost $26,995,065)		26,995,065

Total Mutual Funds (cost $1,341,085,757)		1,328,912,636

Fixed Contract 5.7%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(c)	$80,582,955	80,582,955

Total Fixed Contract (Cost $80,582,955)		80,582,955

Total Investments (cost $1,421,668,712) (d) — 100.0%		1,409,495,591

Other assets in excess of liabilities — 0.0%		181,547

NET ASSETS — 100.0%		$1,409,677,138

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

38 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide Investor
Destinations
Moderate Fund

Assets:
Investments in affiliates, at value (cost $1,421,668,712)	$1,409,495,591
Cash	2
Interest and dividends receivable	1,119,300
Receivable for investments sold	713,939
Receivable for capital shares issued	942,905
Prepaid expenses and other assets	67,417

Total Assets	1,412,339,154

Liabilities:
Payable for capital shares redeemed	1,605,490
Accrued expenses and other payables:
Investment advisory fees	150,744
Distribution fees	402,411
Administrative servicing fees	251,115
Accounting and transfer agent fees	62,187
Trustee fees	14,318
Custodian fees	9,318
Compliance program costs (Note 3)	11,031
Professional fees	85,316
Printing fees	44,412
Other	25,674

Total Liabilities	2,662,016

Net Assets	$1,409,677,138

Represented by:
Capital	$1,450,515,567
Accumulated undistributed net investment income	1,727,204
Accumulated net realized losses from investment transactions	(30,392,512)
Net unrealized appreciation/(depreciation) from investments in affiliates	(12,173,121)

Net Assets	$1,409,677,138

Net Assets:
Class A Shares	$92,241,246
Class B Shares	21,406,453
Class C Shares	148,111,285
Class R2 Shares	147,787,903
Institutional Class Shares	113,997,915
Service Class Shares	886,132,336

Total	$1,409,677,138

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,135,114
Class B Shares	2,389,211
Class C Shares	16,595,947
Class R2 Shares	16,640,161
Institutional Class Shares	12,640,106
Service Class Shares	98,323,743

Total	156,724,282

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 39

Statement of Assets and Liabilities (Continued)

Nationwide Investor
Destinations
Moderate Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.10
Class B Shares (a)	$8.96
Class C Shares (b)	$8.92
Class R2 Shares	$8.88
Institutional Class Shares	$9.02
Service Class Shares	$9.01
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.66

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40 Semiannual Report 2010

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide Investor
Destinations
Moderate Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$10
Interest income from affiliates	1,422,264
Dividend income from affiliates	15,564,942

Total Income	16,987,216

EXPENSES:
Investment advisory fees	863,866
Distribution fees Class A	102,955
Distribution fees Class B	110,798
Distribution fees Class C	715,903
Distribution fees Class R2	336,108
Distribution fees Service Class	1,057,401
Administrative servicing fees Class A	12,354
Administrative servicing fees Class R2	87,387
Administrative servicing fees Service Class	676,744
Registration and filing fees	31,891
Professional fees	64,150
Printing fees	45,314
Trustee fees	31,410
Custodian fees	30,306
Accounting and transfer agent fees	139,710
Compliance program costs (Note 3)	6,586
Other	27,428

Total expenses before earnings credit	4,340,311
Earnings credit (Note 5)	(616)

Net Expenses	4,339,695

NET INVESTMENT INCOME	12,647,521

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(4,798,050)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	108,779,538

Net realized/unrealized gains from affiliated investments	103,981,488

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$116,629,009

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 41

Statements of Changes in Net Assets

	Nationwide Investor
	Destinations Moderate Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$12,647,521	$24,108,196
Net realized losses from investment transactions with affiliates	(4,798,050)	(16,738,494)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	108,779,538	137,797,114

Change in net assets resulting from operations	116,629,009	145,166,816

Distributions to Shareholders From:
Net investment income:
Class A	(138,389)	(1,552,381)
Class B	(154,037)	(384,280)
Class C	(984,313)	(2,212,497)
Class R2 (a)	(1,140,400)	(2,247,522)
Institutional Class	(1,176,068)	(1,903,311)
Service Class	(8,112,581)	(16,533,590)
Net realized gains:
Class A	(277,037)	(5,646,662)
Class B	(80,690)	(2,071,873)
Class C	(510,966)	(11,252,124)
Class R2 (a)	(464,687)	(6,907,953)
Institutional Class	(349,415)	(5,702,093)
Service Class	(2,975,766)	(61,743,121)

Change in net assets from shareholder distributions	(16,364,349)	(118,157,407)

Change in net assets from capital transactions	46,500,705	148,452,845

Change in net assets	146,765,365	175,462,254

Net Assets:
Beginning of period	1,262,911,773	1,087,449,519

End of period	$1,409,677,138	$1,262,911,773

Accumulated undistributed net investment income at end of period	$1,727,204	$785,471

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$23,799,547	$20,420,404
Dividends reinvested	255,927	4,540,137
Cost of shares redeemed	(12,123,977)	(17,215,405)

Total Class A	11,931,497	7,745,136

Class B Shares
Proceeds from shares issued	522,499	1,407,617
Dividends reinvested	136,442	1,340,998
Cost of shares redeemed	(3,470,358)	(5,000,954)

Total Class B	(2,811,417)	(2,252,339)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. The accompanying notes are an integral part of these financial statements.

42 Semiannual Report 2010

	Nationwide Investor
	Destinations Moderate Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$12,309,650	$31,711,577
Dividends reinvested	533,125	3,964,429
Cost of shares redeemed	(14,492,760)	(35,473,487)

Total Class C	(1,649,985)	202,519

Class R2 Shares (a)
Proceeds from shares issued	20,952,831	44,742,885
Dividends reinvested	1,483,838	8,319,991
Cost of shares redeemed	(8,181,713)	(9,320,702)

Total Class R2	14,254,956	43,742,174

Institutional Class Shares
Proceeds from shares issued	20,853,863	22,607,565
Dividends reinvested	1,525,483	7,605,387
Cost of shares redeemed	(6,540,915)	(7,769,280)

Total Institutional Class	15,838,431	22,443,672

Service Class Shares
Proceeds from shares issued	57,412,864	96,750,696
Dividends reinvested	11,088,347	78,276,531
Cost of shares redeemed	(59,563,988)	(98,455,544)

Total Service Class	8,937,223	76,571,683

Change in net assets from capital transactions:	$46,500,705	$148,452,845

SHARE TRANSACTIONS:
Class A Shares
Issued	2,716,813	2,630,212
Reinvested	29,059	620,235
Redeemed	(1,376,745)	(2,298,045)

Total Class A Shares	1,369,127	952,402

Class B Shares
Issued	60,456	192,443
Reinvested	15,884	184,875
Redeemed	(398,926)	(671,242)

Total Class B Shares	(322,586)	(293,924)

Class C Shares
Issued	1,423,410	4,279,468
Reinvested	62,341	547,578
Redeemed	(1,678,732)	(4,708,032)

Total Class C Shares	(192,981)	119,014

Class R2 Shares (a)
Issued	2,430,058	5,943,406
Reinvested	173,954	1,153,201
Redeemed	(951,006)	(1,238,161)

Total Class R2 Shares	1,653,006	5,858,446

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 43

Statements of Changes in Net Assets (Continued)

	Nationwide Investor
	Destinations Moderate Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	2,374,291	2,912,298
Reinvested	175,777	1,038,161
Redeemed	(751,488)	(1,044,865)

Total Institutional Class Shares	1,798,580	2,905,594

Service Class Shares
Issued	6,565,143	12,690,037
Reinvested	1,280,478	10,712,040
Redeemed	(6,827,644)	(13,091,250)

Total Service Class Shares	1,017,977	10,310,827

Total change in shares:	5,323,123	19,852,359

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

44 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			And									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) From	From	Investment	Realized	Total	Value, End	Total	at End of	To Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.37	0.09	0.68	0.77	(0.01)	(0.03)	(0.04)	$9.10	9.27%	$92,241,246	0.47%	2.04%	0.47%		4.62%
Year Ended October 31, 2009 (f)	$8.29	0.18	0.80	0.98	(0.19)	(0.71)	(0.90)	$8.37	13.54%	$73,380,653	0.50%	2.38%	0.50%		20.17%
Year Ended October 31, 2008	$11.65	0.27	(3.04)	(2.77)	(0.31)	(0.28)	(0.59)	$8.29	(24.88%)	$64,773,015	0.46%	2.56%	0.46%		21.57%
Year Ended October 31, 2007	$10.97	0.30	0.93	1.23	(0.34)	(0.21)	(0.55)	$11.65	11.56%	$89,397,222	0.44%	2.59%	0.44%		2.98%
Year Ended October 31, 2006	$10.11	0.23	1.00	1.23	(0.26)	(0.11)	(0.37)	$10.97	12.41%	$68,921,688	0.46%	2.16%	0.46%		8.40%
Year Ended October 31, 2005	$9.60	0.23	0.52	0.75	(0.23)	(0.01)	(0.24)	$10.11	7.86%	$57,505,312	0.48%	2.35%	0	.48%(g)	5.91%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.31	0.06	0.68	0.74	(0.06)	(0.03)	(0.09)	$8.96	8.94%	$21,406,453	1.19%	1.41%	1.19%		4.62%
Year Ended October 31, 2009 (f)	$8.24	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.31	12.66%	$22,546,617	1.21%	1.69%	1.21%		20.17%
Year Ended October 31, 2008	$11.55	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.24	(25.37%)	$24,758,716	1.21%	1.82%	1.21%		21.57%
Year Ended October 31, 2007	$10.89	0.20	0.92	1.12	(0.25)	(0.21)	(0.46)	$11.55	10.64%	$38,474,634	1.18%	1.85%	1.18%		2.98%
Year Ended October 31, 2006	$10.04	0.15	0.99	1.14	(0.18)	(0.11)	(0.29)	$10.89	11.61%	$35,436,566	1.18%	1.51%	1.19%		8.40%
Year Ended October 31, 2005	$9.55	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.04	6.96%	$28,906,723	1.20%	1.66%	1	.20%(g)	5.91%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.28	0.06	0.67	0.73	(0.06)	(0.03)	(0.09)	$8.92	8.86%	$148,111,285	1.19%	1.38%	1.19%		4.62%
Year Ended October 31, 2009 (f)	$8.21	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.28	12.72%	$139,055,974	1.21%	1.68%	1.21%		20.17%
Year Ended October 31, 2008	$11.52	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.21	(25.44%)	$136,846,923	1.21%	1.82%	1.21%		21.57%
Year Ended October 31, 2007	$10.86	0.21	0.92	1.13	(0.26)	(0.21)	(0.47)	$11.52	10.69%	$212,829,000	1.18%	1.86%	1.18%		2.98%
Year Ended October 31, 2006	$10.01	0.16	0.99	1.15	(0.19)	(0.11)	(0.30)	$10.86	11.65%	$184,788,048	1.18%	1.51%	1.19%		8.40%
Year Ended October 31, 2005	$9.52	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.01	6.98%	$150,491,449	1.20%	1.66%	1	.20%(g)	5.91%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 45

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			And									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) From	From	Investment	Realized	Total	Value, End	Total	at End of	To Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class R2 Shares (h)
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.24	0.07	0.67	0.74	(0.07)	(0.03)	(0.10)	$8.88	9.10%	$147,787,903	0.82%	1.71%	0.82%		4.62%
Year Ended October 31, 2009 (f)	$8.21	0.15	0.78	0.93	(0.19)	(0.71)	(0.90)	$8.24	13.11%	$123,534,769	0.87%	1.94%	0.87%		20.17%
Year Ended October 31, 2008	$11.55	0.24	(3.03)	(2.79)	(0.27)	(0.28)	(0.55)	$8.21	(25.18%)	$74,954,889	0.84%	2.16%	0.84%		21.57%
Year Ended October 31, 2007	$10.89	0.27	0.91	1.18	(0.31)	(0.21)	(0.52)	$11.55	11.17%	$53,929,660	0.76%	2.21%	0.76%		2.98%
Year Ended October 31, 2006	$10.06	0.22	0.97	1.19	(0.25)	(0.11)	(0.36)	$10.89	12.11%	$4,025,758	0.79%	1.88%	0.79%		8.40%
Year Ended October 31, 2005	$9.56	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.06	7.68%	$198,589	0.61%	2.09%	0	.61%(g)	5.91%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.37	0.10	0.68	0.78	(0.10)	(0.03)	(0.13)	$9.02	9.42%	$113,997,915	0.19%	2.36%	0.19%		4.62%
Year Ended October 31, 2009 (f)	$8.29	0.20	0.80	1.00	(0.21)	(0.71)	(0.92)	$8.37	13.87%	$90,723,665	0.21%	2.61%	0.21%		20.17%
Year Ended October 31, 2008	$11.65	0.30	(3.04)	(2.74)	(0.34)	(0.28)	(0.62)	$8.29	(24.64%)	$65,760,859	0.20%	2.81%	0.21%		21.57%
Year Ended October 31, 2007	$10.98	0.33	0.91	1.24	(0.36)	(0.21)	(0.57)	$11.65	11.73%	$81,099,547	0.19%	2.78%	0.19%		2.98%
Year Ended October 31, 2006	$10.12	0.27	0.99	1.26	(0.29)	(0.11)	(0.40)	$10.98	12.69%	$3,119,086	0.21%	2.55%	0.21%		8.40%
Period Ended October 31, 2005 (i)	$10.02	0.18	0.09	0.27	(0.17)	–	(0.17)	$10.12	2.71%	$1,027	0.23%	2.45%	0	.23%(g)	5.91%

Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.36	0.09	0.67	0.76	(0.08)	(0.03)	(0.11)	$9.01	9.20%	$886,132,336	0.60%	1.97%	0.60%		4.62%
Year Ended October 31, 2009 (f)	$8.28	0.17	0.80	0.97	(0.18)	(0.71)	(0.89)	$8.36	13.40%	$813,670,095	0.63%	2.24%	0.63%		20.17%
Year Ended October 31, 2008	$11.62	0.26	(3.04)	(2.78)	(0.28)	(0.28)	(0.56)	$8.28	(24.97%)	$720,355,117	0.59%	2.42%	0.60%		21.57%
Year Ended October 31, 2007	$10.95	0.27	0.93	1.20	(0.32)	(0.21)	(0.53)	$11.62	11.33%	$1,371,857,017	0.58%	2.45%	0.58%		2.98%
Year Ended October 31, 2006	$10.09	0.22	1.00	1.22	(0.25)	(0.11)	(0.36)	$10.95	12.30%	$1,152,756,459	0.58%	2.05%	0.59%		8.40%
Year Ended October 31, 2005	$9.59	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.09	7.66%	$934,203,210	0.60%	2.24%	0	.60%(g)	5.91%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are an integral part of these financial statements.

46 Semiannual Report 2010

Nationwide Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Investor Destinations Moderately Conservative Fund (Class A at NAV) returned 6.57% versus 7.00% for its composite benchmark, 40% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 509 funds as of April 30, 2010) was 9.53% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 20% and 10%, respectively), which gained 15.71% and 25.56%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance during the reporting period. Similarly, all 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with 36.9%, and the telecommunications services sector, with 16.4%, brought up the rear of these returns during the reporting period.

What areas of investment detracted from Fund performance?

None of the underlying investments posted negative performance during the reporting period. The Fund’s investment in the Nationwide Money Market Fund (with a target allocation of 7%) returned 0.00% and provided no meaningful contribution to Fund performance. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from midJanuary to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

2010 Semiannual Report 47

Nationwide Investor Destinations
Moderately Conservative Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Moderately Conservative Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
		Target				or Since	Inception
Asset Classes	Underlying Investments	Allocation*	6 Months	1 Year	5 Years	Inception	Date

Intermediate-Term Bonds	Nationwide Bond Index Fund	35%	2.25%	7.69%	5.04%	6.13%	12/29/99

Large-Cap Stocks	Nationwide S&P 500 Index Fund	20%	15.71%	38.75%	2.43%	-0.39%	12/29/99

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%	25.56%	48.47%	6.59%	6.80%	12/29/01

International Stocks	Nationwide International Index Fund	10%	2.93%	34.44%	3.64%	1.17%	12/29/99

Short-Term Bonds	Nationwide Enhanced Income Fund	9%	0.69%	1.85%	3.56%	3.00%	12/29/99

	Nationwide Contract	9%	1.82%	3.74%	3.79%	4.17%	3/30/00

Money Market Investments	Nationwide Money Market Fund	7%	0.00%	0.01%	2.75%	2.06%	12/13/01

*	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

48 Semiannual Report 2010

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	6.57%	18.13%	4.17%	3.50%
	w/SC2	0.46%	11.37%	2.95%	2.90%

Class B	w/o SC1	6.18%	17.32%	3.43%	2.80%
	w/SC3	1.18%	12.32%	3.09%	2.80%

Class C4	w/o SC1	6.22%	17.30%	3.43%	2.80%
	w/SC5	5.22%	16.30%	3.43%	2.80%

Class R2[6,7,8]		6.38%	17.76%	3.90%	3.13%

Institutional Class[6,9]		6.68%	18.50%	4.50%	3.68%

Service Class[6]		6.48%	18.05%	4.06%	3.44%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.
[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	Not subject to any sales charges.
[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.89%	0.88%

Class B	1.57%	1.56%

Class C	1.57%	1.56%

Class R2	1.21%	1.20%

Institutional Class	0.57%	0.56%

Service Class	0.97%	0.96%

*	Current effective prospectus dated May 6, 2010. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Citigroup 3-Month T-Bill Index (c), the Moderately Conservative Fund Composite Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Fund Composite is a combination of the S&P 500 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the Citigroup 3-Month T-Bill Index (25%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 49

Shareholder	Nationwide Investor Destinations Moderately Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Moderately Conservative Fund			11/01/09	4/30/10	11/01/09 - 4/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,065.70	2.56	0.50
	Hypothetical	[c]	1,000.00	1,022.32	2.51	0.50

Class B Shares	Actual		1,000.00	1,061.80	6.08	1.19
	Hypothetical	[c]	1,000.00	1,018.89	5.96	1.19

Class C Shares	Actual		1,000.00	1,062.20	6.08	1.19
	Hypothetical	[c]	1,000.00	1,018.89	5.96	1.19

Class R2 Shares	Actual		1,000.00	1,063.80	4.30	0.84
	Hypothetical	[c]	1,000.00	1,020.63	4.21	0.84

Institutional Class Shares	Actual		1,000.00	1,066.80	0.97	0.19
	Hypothetical	[c]	1,000.00	1,023.85	0.95	0.19

Service Class Shares	Actual		1,000.00	1,064.80	3.02	0.59
	Hypothetical	[c]	1,000.00	1,021.87	2.96	0.59

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

50 Semiannual Report 2010

Portfolio Summary	Nationwide Investor Destinations Moderately Conservative Fund
April 30, 2010 (Unaudited)

Asset Allocation

Fixed Income Funds	44.8%
Equity Funds	41.1%
Fixed Contract	10.1%
Money Market Fund	4.0%
Other assets in excess of liabilities‡	0.0%

100.0%

Top Holdings †

Nationwide Bond Index Fund, Institutional Class	34.6%
Nationwide S&P 500 Index Fund, Institutional Class	20.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.9%
Nationwide Enhanced Income Fund, Institutional Class	10.2%
Nationwide Fixed Contract	10.1%
Nationwide International Index Fund, Institutional Class	9.6%
Nationwide Money Market Fund, Institutional Class	4.0%

100.0%

‡	Rounds to less than 0.1%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 51

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 89.9%

	Shares	Market Value

Equity Funds 41.1%
Nationwide International Index Fund, Institutional Class (a)	6,292,076	$43,918,692
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	3,643,213	49,693,422
Nationwide S&P 500 Index Fund, Institutional Class (a)	9,419,601	94,007,622

Total Equity Funds (cost $181,796,527)		187,619,736

Fixed Income Funds 44.8%
Nationwide Bond Index Fund, Institutional Class (a)	14,078,124	157,534,206
Nationwide Enhanced Income Fund, Institutional Class (a)	5,122,441	46,614,212

Total Fixed Income Funds (cost $199,677,037)		204,148,418

Money Market Fund 4.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	18,123,448	18,123,448

Total Money Market Fund (cost $18,123,448)		18,123,448

Total Mutual Funds (cost $399,597,012)		409,891,602

Fixed Contract 10.1%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(c)	$46,182,450	$46,182,450

Total Fixed Contract (cost $46,182,450)		46,182,450

Total Investments (cost $445,779,462) (d) — 100.0%		456,074,052

Other assets in excess of liabilities — 0.0%		194,496

NET ASSETS — 100.0%		$456,268,548

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

52 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide Investor
Destinations Moderately
Conservative Fund

Assets:
Investments in affiliates, at value (cost $445,779,462)	$456,074,052
Interest and dividends receivable	514,158
Receivable for investments sold	425,015
Receivable for capital shares issued	372,698
Prepaid expenses and other assets	52,220

Total Assets	457,438,143

Liabilities:
Payable for capital shares redeemed	852,738
Accrued expenses and other payables:
Investment advisory fees	48,422
Distribution fees	129,653
Administrative servicing fees	75,893
Accounting and transfer agent fees	18,178
Trustee fees	5,797
Custodian fees	2,869
Compliance program costs (Note 3)	3,540
Professional fees	18,889
Printing fees	8,752
Other	4,864

Total Liabilities	1,169,595

Net Assets	$456,268,548

Represented by:
Capital	$458,235,272
Accumulated undistributed net investment income	1,067,457
Accumulated net realized losses from investment transactions	(13,328,771)
Net unrealized appreciation/(depreciation) from investments in affiliates	10,294,590

Net Assets	$456,268,548

Net Assets:
Class A Shares	$31,812,226
Class B Shares	5,582,021
Class C Shares	41,582,497
Class R2 Shares	65,265,765
Institutional Class Shares	30,989,869
Service Class Shares	281,036,170

Total	$456,268,548

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,277,631
Class B Shares	575,038
Class C Shares	4,300,477
Class R2 Shares	6,715,717
Institutional Class Shares	3,167,726
Service Class Shares	28,828,942

Total	46,865,531

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 53

Statement of Assets and Liabilities (Continued)

Nationwide Investor
Destinations Moderately
Conservative Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.71
Class B Shares (a)	$9.71
Class C Shares (b)	$9.67
Class R2 Shares	$9.72
Institutional Class Shares	$9.78
Service Class Shares	$9.75
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.30

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
The accompanying notes are an integral part of these financial statements.

54 Semiannual Report 2010

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide Investor Destinations Moderately
Conservative Fund

INVESTMENT INCOME:
Interest income from affiliates	$769,084
Dividend income from affiliates	5,428,818

Total Income	6,197,902

EXPENSES:
Investment advisory fees	278,738
Distribution fees Class A	36,599
Distribution fees Class B	28,285
Distribution fees Class C	201,273
Distribution fees Class R2	149,962
Distribution fees Service Class	335,772
Administrative servicing fees Class A	8,389
Administrative servicing fees Class R2	43,559
Administrative servicing fees Service Class	205,129
Registration and filing fees	28,582
Professional fees	21,764
Printing fees	11,339
Trustee fees	9,312
Custodian fees	9,462
Accounting and transfer agent fees	38,176
Compliance program costs (Note 3)	2,122
Other	9,781

Total expenses before earnings credit	1,418,244
Earnings credit (Note 5)	(174)

Net Expenses	1,418,070

NET INVESTMENT INCOME	4,779,832

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(2,461,730)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	24,428,819

Net realized/unrealized gains from investments	21,967,089

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,746,921

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 55

Statements of Changes in Net Assets

	Nationwide Investor Destinations
	Moderately Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$4,779,832	$8,305,125
Net realized losses from investment transactions with affiliates	(2,461,730)	(8,433,733)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	24,428,819	43,833,932

Change in net assets resulting from operations	26,746,921	43,705,324

Distributions to Shareholders From:
Net investment income:
Class A	(332,278)	(625,699)
Class B	(41,353)	(104,260)
Class C	(293,203)	(656,403)
Class R2 (a)	(535,184)	(896,595)
Institutional Class	(297,025)	(372,828)
Service Class	(2,719,064)	(5,912,802)
Net realized gains:
Class A	–	(662,773)
Class B	–	(151,799)
Class C	–	(912,449)
Class R2 (a)	–	(868,064)
Institutional Class	–	(310,499)
Service Class	–	(6,366,470)

Change in net assets from shareholder distributions	(4,218,107)	(17,840,641)

Change in net assets from capital transactions	23,476,892	47,511,218

Change in net assets	46,005,706	73,375,901

Net Assets:
Beginning of period	410,262,842	336,886,941

End of period	$456,268,548	$410,262,842

Accumulated undistributed net investment income at end of period	$1,067,457	$505,732

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,769,390	$7,487,896
Dividends reinvested	237,717	915,945
Cost of shares redeemed	(5,201,827)	(5,635,420)

Total Class A	2,805,280	2,768,421

Class B Shares
Proceeds from shares issued	220,508	1,193,885
Dividends reinvested	28,224	156,138
Cost of shares redeemed	(837,406)	(1,560,356)

Total Class B	(588,674)	(210,333)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. The accompanying notes are an integral part of these financial statements.

56 Semiannual Report 2010

	Nationwide Investor Destinations
	Moderately Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$4,709,910	$11,785,277
Dividends reinvested	117,251	523,537
Cost of shares redeemed	(3,668,418)	(8,474,753)

Total Class C	1,158,743	3,834,061

Class R2 Shares (a)
Proceeds from shares issued	9,423,300	23,545,694
Dividends reinvested	518,010	1,687,456
Cost of shares redeemed	(3,187,098)	(3,365,364)

Total Class R2	6,754,212	21,867,786

Institutional Class Shares
Proceeds from shares issued	12,941,099	10,568,882
Dividends reinvested	297,025	683,327
Cost of shares redeemed	(3,540,989)	(4,213,315)

Total Institutional Class	9,697,135	7,038,894

Service Class Shares
Proceeds from shares issued	26,645,898	46,111,422
Dividends reinvested	2,719,064	12,279,272
Cost of shares redeemed	(25,714,766)	(46,178,305)

Total Service Class	3,650,196	12,212,389

Change in net assets from capital transactions:	$23,476,892	$47,511,218

SHARE TRANSACTIONS:
Class A Shares
Issued	816,923	872,861
Reinvested	25,174	109,410
Redeemed	(550,040)	(669,126)

Total Class A Shares	292,057	313,145

Class B Shares
Issued	22,998	140,659
Reinvested	2,997	18,654
Redeemed	(88,045)	(182,304)

Total Class B Shares	(62,050)	(22,991)

Class C Shares
Issued	499,161	1,388,850
Reinvested	12,498	62,701
Redeemed	(387,118)	(997,138)

Total Class C Shares	124,541	454,413

Class R2 Shares (a)
Issued	991,106	2,761,794
Reinvested	54,836	200,483
Redeemed	(334,869)	(386,836)

Total Class R2 Shares	711,073	2,575,441

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 57

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations
	Moderately Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	1,349,183	1,193,000
Reinvested	31,151	80,583
Redeemed	(367,683)	(489,689)

Total Institutional Class Shares	1,012,651	783,894

Service Class Shares
Issued	2,788,125	5,380,790
Reinvested	286,674	1,459,811
Redeemed	(2,700,888)	(5,403,422)

Total Service Class Shares	373,911	1,437,179

Total change in shares:	2,452,183	5,541,081

The accompanying notes are an integral part of these financial statements.

58 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.21	0.12	0.48	0.60	(0.10)	–	(0.10)	$9.71	6.57%	$31,812,226	0.50%	2.45%	0.50%	6.83%
Year Ended October 31, 2009 (f)	$8.64	0.21	0.82	1.03	(0.22)	(0.24)	(0.46)	$9.21	12.46%	$27,499,985	0.52%	2.47%	0.52%	22.80%
Year Ended October 31, 2008	$11.00	0.30	(2.08)	(1.78)	(0.32)	(0.26)	(0.58)	$8.64	(16.97%)	$23,093,974	0.46%	2.97%	0.46%	25.61%
Year Ended October 31, 2007	$10.64	0.32	0.65	0.97	(0.35)	(0.26)	(0.61)	$11.00	9.42%	$29,097,449	0.46%	3.06%	0.46%	12.07%
Year Ended October 31, 2006	$10.18	0.28	0.64	0.92	(0.29)	(0.17)	(0.46)	$10.64	9.24%	$27,224,214	0.46%	2.65%	0.49%	12.64%
Year Ended October 31, 2005	$9.88	0.26	0.31	0.57	(0.26)	(0.01)	(0.27)	$10.18	5.78%	$16,923,424	0.54%	2.57%	0.54%	8.37%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.21	0.08	0.49	0.57	(0.07)	–	(0.07)	$9.71	6.18%	$5,582,021	1.19%	1.75%	1.19%	6.83%
Year Ended October 31, 2009 (f)	$8.64	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.21	11.68%	$5,867,608	1.22%	1.80%	1.22%	22.80%
Year Ended October 31, 2008	$10.99	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.64	(17.52%)	$5,702,625	1.20%	2.23%	1.20%	25.61%
Year Ended October 31, 2007	$10.64	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.99	8.53%	$7,750,492	1.20%	2.30%	1.20%	12.07%
Year Ended October 31, 2006	$10.18	0.20	0.65	0.85	(0.22)	(0.17)	(0.39)	$10.64	8.49%	$7,375,951	1.20%	1.98%	1.21%	12.64%
Year Ended October 31, 2005	$9.88	0.20	0.31	0.51	(0.20)	(0.01)	(0.21)	$10.18	5.08%	$6,001,750	1.22%	1.90%	1.22%	8.37%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.18	0.08	0.48	0.56	(0.07)	–	(0.07)	$9.67	6.22%	$41,582,497	1.19%	1.71%	1.19%	6.83%
Year Ended October 31, 2009 (f)	$8.61	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.18	11.64%	$38,316,174	1.22%	1.79%	1.22%	22.80%
Year Ended October 31, 2008	$10.96	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.61	(17.57%)	$32,042,631	1.20%	2.23%	1.20%	25.61%
Year Ended October 31, 2007	$10.61	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.96	8.66%	$45,138,980	1.20%	2.30%	1.20%	12.07%
Year Ended October 31, 2006	$10.14	0.20	0.65	0.86	(0.22)	(0.17)	(0.39)	$10.61	8.50%	$41,108,220	1.20%	1.97%	1.21%	12.64%
Year Ended October 31, 2005	$9.85	0.18	0.31	0.49	(0.19)	(0.01)	(0.20)	$10.14	5.01%	$39,545,053	1.22%	1.90%	1.22%	8.37%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 59

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class R2 Shares (g)
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.22	0.10	0.49	0.59	(0.09)	–	(0.09)	$9.72	6.38%	$65,265,765	0.84%	2.03%	0.84%		6.83%
Year Ended October 31, 2009 (f)	$8.65	0.18	0.82	1.00	(0.19)	(0.24)	(0.43)	$9.22	12.09%	$55,375,781	0.89%	2.06%	0.89%		22.80%
Year Ended October 31, 2008	$11.02	0.26	(2.08)	(1.82)	(0.29)	(0.26)	(0.55)	$8.65	(17.31%)	$29,677,803	0.84%	2.57%	0.84%		25.61%
Year Ended October 31, 2007	$10.69	0.30	0.63	0.93	(0.34)	(0.26)	(0.60)	$11.02	9.04%	$17,913,023	0.83%	2.78%	0.83%		12.07%
Year Ended October 31, 2006	$10.22	0.28	0.65	0.93	(0.29)	(0.17)	(0.46)	$10.69	9.19%	$620,222	0.81%	2.53%	0.82%		12.64%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.24)	(0.01)	(0.25)	$10.22	5.73%	$1,141	0.65%	2.54%	0.65%		8.37%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.28	0.13	0.49	0.62	(0.12)	–	(0.12)	$9.78	6.68%	$30,989,869	0.19%	2.64%	0.19%		6.83%
Year Ended October 31, 2009 (f)	$8.70	0.24	0.83	1.07	(0.25)	(0.24)	(0.49)	$9.28	12.83%	$20,004,640	0.22%	2.73%	0.22%		22.80%
Year Ended October 31, 2008	$11.07	0.33	(2.09)	(1.76)	(0.35)	(0.26)	(0.61)	$8.70	(16.74%)	$11,932,939	0.20%	3.22%	0.20%		25.61%
Year Ended October 31, 2007	$10.71	0.36	0.64	1.00	(0.38)	(0.26)	(0.64)	$11.07	9.64%	$13,889,521	0.21%	3.30%	0.21%		12.07%
Year Ended October 31, 2006	$10.24	0.31	0.65	0.96	(0.32)	(0.17)	(0.49)	$10.71	9.58%	$905,330	0.20%	3.05%	0.21%		12.64%
Period Ended October 31, 2005 (h)	$10.17	0.23	0.04	0.27	(0.20)	–	(0.20)	$10.24	3.70%	$1,027	0.29%	3.17%	0	.29%(i)	8.37%

Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.25	0.11	0.49	0.60	(0.10)	–	(0.10)	$9.75	6.48%	$281,036,170	0.59%	2.30%	0.59%		6.83%
Year Ended October 31, 2009 (f)	$8.68	0.21	0.81	1.02	(0.21)	(0.24)	(0.45)	$9.25	12.32%	$263,198,654	0.64%	2.38%	0.64%		22.80%
Year Ended October 31, 2008	$11.03	0.29	(2.08)	(1.79)	(0.30)	(0.26)	(0.56)	$8.68	(16.96%)	$234,436,969	0.59%	2.83%	0.59%		25.61%
Year Ended October 31, 2007	$10.68	0.32	0.63	0.95	(0.34)	(0.26)	(0.60)	$11.03	9.15%	$297,623,382	0.60%	2.99%	0.60%		12.07%
Year Ended October 31, 2006	$10.21	0.26	0.66	0.92	(0.28)	(0.17)	(0.45)	$10.68	9.18%	$241,726,441	0.60%	2.53%	0.61%		12.64%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.25)	(0.01)	(0.26)	$10.21	5.67%	$195,790,379	0.62%	2.49%	0.62%		8.37%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(i)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

60 Semiannual Report 2010

Nationwide Investor Destinations Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Investor Destinations Conservative Fund (Class A at NAV) returned 3.95% versus 3.93% for its composite benchmark, 20% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 467 funds as of April 30, 2010) was 7.24% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund came from the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 10% and 5%, respectively), which gained 15.71% and 25.56%, respectively. U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The consumer discretionary sector, with 31.0%, was the strongest sector in terms of performance, and the telecommunications services sector, with 6.5%, was the weakest sector in terms of performance during the reporting period. Similarly, all 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with 36.9%, and the telecommunications services sector, with 16.4%, brought up the rear of these returns during the reporting period.

What areas of investment detracted from Fund performance?

None of the underlying investments posted negative performance during the reporting period. The Fund’s investment in the Nationwide Money Market Fund (with a target allocation of 10%) returned 0.00% and provided no meaningful contribution to overall Fund performance. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

What is your outlook for the near term?

Global equity markets moved generally higher throughout the reporting period, except for a significant market correction that occurred from midJanuary to mid-February, notwithstanding uneven economic data and emerging concerns about the creditworthiness of European sovereign debt. Most U.S. equity markets experienced gains during the reporting period; the S&P 500 and other major U.S. equity indexes posted positive returns in five of the six months covered by this report. A distinct chill lingers in overseas markets, however, given the financial difficulties Greece is facing and the concern that similar problems may beset other European Union countries. It remains to be seen whether or not these problems can be contained within the individual countries or if these problems will adversely affect the rest of Europe and potentially harm global markets.

2010 Semiannual Report 61

Nationwide Investor Destinations Conservative Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of April 30, 2010, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Conservative Fund
Performance of Underlying Investments for the Periods Ended April 30, 2010

						10 Years
	Underlying	Target				or Since	Inception
Asset Classes	Investments	Allocation*	6 Months	1 Year	5 Years	Inception	Date

Intermediate-Term Bonds	Nationwide Bond Index Fund	40%	2.25%	7.69%	5.04%	6.13%	12/29/99

Short-Term Bonds	Nationwide Enhanced Income Fund	15%	0.69%	1.85%	3.56%	3.00%	12/29/99

Short-Term Bonds	Nationwide Contract	15%	1.82%	3.74%	3.79%	4.17%	3/30/00

Money Market Investments	Nationwide Money Market Fund	10%	0.00%	0.01%	2.75%	2.06%	12/13/01

Large-Cap Stocks	Nationwide S&P 500 Index Fund	10%	15.71%	38.75%	2.43%	-0.39%	12/29/99

International Stocks	Nationwide International Index Fund	5%	2.93%	34.44%	3.64%	1.17%	12/29/99

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	5%	25.56%	48.47%	6.59%	6.80%	12/29/01

*	Fund target allocations are as of April 30, 2010

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

62 Semiannual Report 2010

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	3.95%	11.06%	4.00%	3.77%
	w/SC2	-2.06%	4.72%	2.77%	3.15%

Class B	w/o SC1	3.54%	10.22%	3.27%	3.05%
	w/SC3	-1.46%	5.22%	2.92%	3.05%

Class C4	w/o SC1	3.49%	10.23%	3.27%	3.04%
	w/SC5	2.49%	9.23%	3.27%	3.04%

Class R2[6,7,8]		3.78%	10.64%	3.73%	3.38%

Institutional Class[6,9]		3.99%	11.36%	4.34%	3.94%

Service Class[6]		3.78%	10.78%	3.89%	3.69%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.
[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	Not subject to any sales charges.
[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.90%	0.87%

Class B	1.60%	1.57%

Class C	1.60%	1.57%

Class R2	1.23%	1.20%

Institutional Class	0.60%	0.57%

Service Class	1.00%	0.97%

*	Current effective prospectus dated May 6, 2010. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Citigroup 3-Month T-Bill Index (c), the Conservative Fund Composite Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Fund Composite is a combination of the S&P 500 Index (20%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the Citigroup 3-Month T-Bill Index (45%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 63

Shareholder	Nationwide Investor Destinations Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Conservative Fund			11/01/09	4/30/10	11/01/09 - 04/30/10[a,b]	11/01/09 - 04/30/10[a,b]

Class A Shares	Actual		1,000.00	1,039.50	2.58	0.51
	Hypothetical	[c]	1,000.00	1,022.27	2.56	0.51

Class B Shares	Actual		1,000.00	1,035.40	6.11	1.21
	Hypothetical	[c]	1,000.00	1,018.79	6.06	1.21

Class C Shares	Actual		1,000.00	1,034.90	6.10	1.21
	Hypothetical	[c]	1,000.00	1,018.79	6.06	1.21

Class R2 Shares	Actual		1,000.00	1,037.80	4.35	0.86
	Hypothetical	[c]	1,000.00	1,020.53	4.31	0.86

Institutional Class Shares	Actual		1,000.00	1,039.90	1.06	0.21
	Hypothetical	[c]	1,000.00	1,023.75	1.05	0.21

Service Class Shares	Actual		1,000.00	1,037.80	3.08	0.61
	Hypothetical	[c]	1,000.00	1,021.77	3.06	0.61

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

64 Semiannual Report 2010

Portfolio Summary	Nationwide Investor Destinations Conservative Fund
April 30, 2010 (Unaudited)

Asset Allocation

Fixed Income Funds	56.4%
Equity Funds	20.8%
Fixed Contract	16.7%
Money Market Fund	6.0%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings †

Nationwide Bond Index Fund, Institutional Class	39.9%
Nationwide Fixed Contract	16.7%
Nationwide Enhanced Income Fund, Institutional Class	16.6%
Nationwide S&P 500 Index Fund, Institutional Class	10.4%
Nationwide Money Market Fund, Institutional Class	6.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.5%
Nationwide International Index Fund, Institutional Class	4.9%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 65

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Investor Destinations Conservative Fund

Mutual Funds 83.2%

	Shares	Market Value

Equity Funds 20.8%
Nationwide International Index Fund, Institutional Class (a)	2,237,437	$15,617,310
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,295,846	17,675,340
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,351,605	33,449,019

Total Equity Funds (cost $58,726,716)		66,741,669

Fixed Income Funds 56.4%
Nationwide Bond Index Fund, Institutional Class (a)	11,454,151	128,171,953
Nationwide Enhanced Income Fund, Institutional Class (a)	5,858,124	53,308,926

Total Fixed Income Funds (cost $177,790,228)		181,480,879

Money Market Fund 6.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	19,294,138	19,294,138

Total Money Market Fund (cost $19,294,138)		19,294,138

Total Mutual Funds (cost $255,811,082)		267,516,686

Fixed Contract 16.7%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.60% (a)(c)	$53,721,780	$53,721,780

Total Fixed Contract (cost $53,721,780)		53,721,780

Total Investments (cost $309,532,862) (d) — 99.9%		321,238,466

Other assets in excess of liabilities — 0.1%		265,295

NET ASSETS — 100.0%		$321,503,761

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

66 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide Investor Destinations
Conservative Fund

Assets:
Investments in affiliates, at value (cost $309,532,862)	$321,238,466
Interest and dividends receivable	441,392
Receivable for capital shares issued	544,886
Prepaid expenses and other assets	51,460

Total Assets	322,276,204

Liabilities:
Payable for investments purchased	26,510
Payable for capital shares redeemed	513,680
Accrued expenses and other payables:
Investment advisory fees	34,134
Distribution fees	93,477
Administrative servicing fees	49,413
Accounting and transfer agent fees	19,677
Trustee fees	4,157
Custodian fees	2,071
Compliance program costs (Note 3)	2,523
Professional fees	18,678
Printing fees	7,272
Other	851

Total Liabilities	772,443

Net Assets	$321,503,761

Represented by:
Capital	$317,825,095
Accumulated undistributed net investment income	1,063,797
Accumulated net realized losses from investment transactions	(9,090,735)
Net unrealized appreciation/(depreciation) from investments in affiliates	11,705,604

Net Assets	$321,503,761

Net Assets:
Class A Shares	$17,835,148
Class B Shares	2,431,314
Class C Shares	33,342,230
Class R2 Shares	45,519,683
Institutional Class Shares	18,501,125
Service Class Shares	203,874,261

Total	$321,503,761

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,777,267
Class B Shares	241,611
Class C Shares	3,333,872
Class R2 Shares	4,548,067
Institutional Class Shares	1,836,738
Service Class Shares	20,279,334

Total	32,016,889

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 67

Statement of Assets and Liabilities (Continued)

Nationwide Investor Destinations
Conservative Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.04
Class B Shares (a)	$10.06
Class C Shares (b)	$10.00
Class R2 Shares	$10.01
Institutional Class Shares	$10.07
Service Class Shares	$10.05
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.65

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

68 Semiannual Report 2010

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide Investor Destinations Conservative Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$8
Interest income from affiliates	916,583
Dividend income from affiliates	3,880,624

Total Income	4,797,215

EXPENSES:
Investment advisory fees	197,892
Distribution fees Class A	20,482
Distribution fees Class B	13,132
Distribution fees Class C	161,295
Distribution fees Class R2	104,850
Distribution fees Service Class	247,047
Administrative servicing fees Class A	4,096
Administrative servicing fees Class R2	31,455
Administrative servicing fees Service Class	150,966
Registration and filing fees	28,393
Professional fees	15,442
Printing fees	8,087
Trustee fees	6,616
Custodian fees	6,672
Accounting and transfer agent fees	41,689
Compliance program costs (Note 3)	1,513
Other	7,871

Total expenses before earnings credit	1,047,498
Earnings credit (Note 5)	(118)

Net Expenses	1,047,380

NET INVESTMENT INCOME	3,749,835

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(1,136,076)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	8,807,001

Net realized/unrealized gains from affiliated investments	7,670,925

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,420,760

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 69

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$3,749,835	$6,148,434
Net realized losses from investment transactions with affiliates	(1,136,076)	(6,261,305)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	8,807,001	25,296,620

Change in net assets resulting from operations	11,420,760	25,183,749

Distributions to Shareholders From:
Net investment income:
Class A	(192,637)	(362,648)
Class B	(20,520)	(55,729)
Class C	(257,126)	(504,588)
Class R2 (a)	(397,712)	(677,490)
Institutional Class	(172,714)	(197,909)
Service Class	(2,153,794)	(4,539,761)
Net realized gains:
Class A	–	(180,146)
Class B	–	(45,532)
Class C	–	(341,251)
Class R2 (a)	–	(335,130)
Institutional Class	–	(85,686)
Service Class	–	(2,516,657)

Change in net assets from shareholder distributions	(3,194,503)	(9,842,527)

Change in net assets from capital transactions	17,839,170	40,104,191

Change in net assets	26,065,427	55,445,413

Net Assets:
Beginning of period	295,438,334	239,992,921

End of period	$321,503,761	$295,438,334

Accumulated undistributed net investment income at end of period	$1,063,797	$508,465

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,552,627	$9,082,291
Dividends reinvested	120,557	285,871
Cost of shares redeemed	(6,621,527)	(6,574,047)

Total Class A	2,051,657	2,794,115

Class B Shares
Proceeds from shares issued	9,881	404,295
Dividends reinvested	12,530	56,228
Cost of shares redeemed	(484,575)	(1,056,742)

Total Class B	(462,164)	(596,219)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. The accompanying notes are an integral part of these financial statements.

70 Semiannual Report 2010

	Nationwide Investor Destinations Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$5,988,935	$14,934,738
Dividends reinvested	99,533	266,444
Cost of shares redeemed	(4,882,318)	(9,382,610)

Total Class C	1,206,150	5,818,572

Class R2 Shares (a)
Proceeds from shares issued	9,037,618	22,246,940
Dividends reinvested	364,595	955,921
Cost of shares redeemed	(3,333,176)	(7,047,849)

Total Class R2	6,069,037	16,155,012

Institutional Class Shares
Proceeds from shares issued	8,936,985	6,508,251
Dividends reinvested	172,714	283,595
Cost of shares redeemed	(1,179,847)	(2,703,504)

Total Institutional Class	7,929,852	4,088,342

Service Class Shares
Proceeds from shares issued	22,360,129	46,058,085
Dividends reinvested	2,153,782	7,056,438
Cost of shares redeemed	(23,469,273)	(41,270,154)

Total Service Class	1,044,638	11,844,369

Change in net assets from capital transactions:	$17,839,170	$40,104,191

SHARE TRANSACTIONS:
Class A Shares
Issued	864,248	977,793
Reinvested	12,224	30,881
Redeemed	(669,687)	(700,307)

Total Class A Shares	206,785	308,367

Class B Shares
Issued	1,000	44,661
Reinvested	1,269	6,074
Redeemed	(48,718)	(114,440)

Total Class B Shares	(46,449)	(63,705)

Class C Shares
Issued	606,292	1,610,249
Reinvested	10,138	28,888
Redeemed	(493,685)	(1,009,380)

Total Class C Shares	122,745	629,757

Class R2 Shares (a)
Issued	915,677	2,384,922
Reinvested	37,048	103,341
Redeemed	(337,160)	(746,227)

Total Class R2 Shares	615,565	1,742,036

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 71

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	895,803	683,154
Reinvested	17,427	30,452
Redeemed	(118,277)	(286,160)

Total Institutional Class Shares	794,953	427,446

Service Class Shares
Issued	2,252,308	4,926,471
Reinvested	217,906	761,641
Redeemed	(2,364,236)	(4,420,624)

Total Service Class Shares	105,978	1,267,488

Total change in shares:	1,799,577	4,311,389

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

72 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.77	0.13	0.25	0.38	(0.11)	–	(0.11)	$10.04	3.95%	$17,835,148	0.51%	2.65%	0.51%	9.41%
Year Ended October 31, 2009 (f)	$9.26	0.23	0.65	0.88	(0.24)	(0.13)	(0.37)	$9.77	9.84%	$15,347,604	0.55%	2.50%	0.55%	23.94%
Year Ended October 31, 2008	$10.56	0.37	(1.20)	(0.83)	(0.34)	(0.13)	(0.47)	$9.26	(8.17%)	$11,682,682	0.46%	3.24%	0.46%	29.72%
Year Ended October 31, 2007	$10.40	0.37	0.31	0.68	(0.37)	(0.15)	(0.52)	$10.56	6.78%	$20,101,731	0.47%	3.54%	0.47%	10.69%
Year Ended October 31, 2006	$10.17	0.34	0.32	0.66	(0.31)	(0.12)	(0.43)	$10.40	6.68%	$18,383,603	0.48%	2.98%	0.48%	36.51%
Year Ended October 31, 2005	$10.13	0.24	0.12	0.36	(0.27)	(0.05)	(0.32)	$10.17	3.67%	$28,965,461	0.53%	2.85%	0.53%	13.42%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.79	0.10	0.25	0.35	(0.08)	–	(0.08)	$10.06	3.54%	$2,431,314	1.21%	1.98%	1.21%	9.41%
Year Ended October 31, 2009 (f)	$9.27	0.17	0.65	0.82	(0.17)	(0.13)	(0.30)	$9.79	9.14%	$2,821,364	1.23%	1.84%	1.23%	23.94%
Year Ended October 31, 2008	$10.54	0.26	(1.16)	(0.90)	(0.24)	(0.13)	(0.37)	$9.27	(8.81%)	$3,261,540	1.20%	2.53%	1.20%	29.72%
Year Ended October 31, 2007	$10.38	0.29	0.31	0.60	(0.29)	(0.15)	(0.44)	$10.54	6.01%	$3,701,270	1.20%	2.81%	1.21%	10.69%
Year Ended October 31, 2006	$10.16	0.24	0.34	0.58	(0.24)	(0.12)	(0.36)	$10.38	5.89%	$3,841,442	1.21%	2.36%	1.22%	36.51%
Year Ended October 31, 2005	$10.12	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.16	3.02%	$4,010,143	1.22%	2.10%	1.22%	13.42%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.74	0.10	0.24	0.34	(0.08)	–	(0.08)	$10.00	3.49%	$33,342,230	1.21%	1.95%	1.21%	9.41%
Year Ended October 31, 2009 (f)	$9.23	0.17	0.65	0.82	(0.18)	(0.13)	(0.31)	$9.74	9.13%	$31,268,010	1.24%	1.81%	1.24%	23.94%
Year Ended October 31, 2008	$10.51	0.25	(1.15)	(0.90)	(0.25)	(0.13)	(0.38)	$9.23	(8.83%)	$23,815,171	1.20%	2.52%	1.20%	29.72%
Year Ended October 31, 2007	$10.35	0.29	0.32	0.61	(0.30)	(0.15)	(0.45)	$10.51	6.04%	$21,304,049	1.21%	2.81%	1.21%	10.69%
Year Ended October 31, 2006	$10.13	0.25	0.34	0.59	(0.25)	(0.12)	(0.37)	$10.35	5.92%	$18,473,790	1.21%	2.36%	1.22%	36.51%
Year Ended October 31, 2005	$10.09	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.13	2.95%	$19,105,966	1.23%	2.10%	1.23%	13.42%

Class R2 Shares (g)
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.75	0.11	0.25	0.36	(0.10)	–	(0.10)	$10.01	3.78%	$45,519,683	0.86%	2.26%	0.86%	9.41%
Year Ended October 31, 2009 (f)	$9.24	0.20	0.66	0.86	(0.22)	(0.13)	(0.35)	$9.75	9.44%	$38,324,442	0.87%	2.14%	0.87%	23.94%
Year Ended October 31, 2008	$10.55	0.29	(1.14)	(0.85)	(0.33)	(0.13)	(0.46)	$9.24	(8.40%)	$20,228,887	0.82%	2.85%	0.82%	29.72%
Year Ended October 31, 2007	$10.40	0.31	0.34	0.65	(0.35)	(0.15)	(0.50)	$10.55	6.44%	$7,900,079	0.83%	3.17%	0.83%	10.69%
Year Ended October 31, 2006	$10.20	0.26	0.38	0.64	(0.32)	(0.12)	(0.44)	$10.40	6.46%	$502,668	0.83%	3.03%	0.83%	36.51%
Year Ended October 31, 2005	$10.15	0.22	0.14	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.65%	$3,156	0.65%	2.67%	0.65%	13.42%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 73

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.81	0.14	0.25	0.39	(0.13)	–	(0.13)	$10.07	3.99%	$18,501,125	0.21%	2.88%	0.21%	9.41%
Year Ended October 31, 2009 (f)	$9.29	0.26	0.66	0.92	(0.27)	(0.13)	(0.40)	$9.81	10.24%	$10,218,039	0.24%	2.78%	0.24%	23.94%
Year Ended October 31, 2008	$10.62	0.36	(1.16)	(0.80)	(0.40)	(0.13)	(0.53)	$9.29	(7.89%)	$5,705,718	0.20%	3.52%	0.20%	29.72%
Year Ended October 31, 2007	$10.46	0.38	0.33	0.71	(0.40)	(0.15)	(0.55)	$10.62	7.12%	$5,019,624	0.22%	3.77%	0.22%	10.69%
Year Ended October 31, 2006	$10.23	0.33	0.37	0.70	(0.35)	(0.12)	(0.47)	$10.46	6.91%	$158,596	0.22%	3.68%	0.23%	36.51%
Period Ended October 31, 2005 (h)	$10.20	0.27	(0.02)	0.25	(0.22)	–	(0.22)	$10.23	2.44%	$1,024	0.28%	3.74%	0.28%	13.42%

Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$9.79	0.13	0.24	0.37	(0.11)	–	(0.11)	$10.05	3.78%	$203,874,261	0.61%	2.55%	0.61%	9.41%
Year Ended October 31, 2009 (f)	$9.27	0.23	0.65	0.88	(0.23)	(0.13)	(0.36)	$9.79	9.85%	$197,458,875	0.65%	2.41%	0.65%	23.94%
Year Ended October 31, 2008	$10.58	0.32	(1.17)	(0.85)	(0.33)	(0.13)	(0.46)	$9.27	(8.31%)	$175,298,293	0.58%	3.14%	0.59%	29.72%
Year Ended October 31, 2007	$10.42	0.35	0.32	0.67	(0.36)	(0.15)	(0.51)	$10.58	6.64%	$190,120,407	0.61%	3.41%	0.61%	10.69%
Year Ended October 31, 2006	$10.20	0.31	0.34	0.65	(0.31)	(0.12)	(0.43)	$10.42	6.52%	$167,498,797	0.61%	2.95%	0.62%	36.51%
Year Ended October 31, 2005	$10.15	0.27	0.09	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.62%	$137,588,864	0.62%	2.70%	0.63%	13.42%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are an integral part of these financial statements.

74 Semiannual Report 2010

Notes to Financial Statements
April 30, 2010 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2010, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)
-	Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)
-	Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)
-	Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)
-	Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Prices are taken from the primary market or exchange in which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at NAV as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into

2010 Semiannual Report 75

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees.

The fair value of securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following, among others: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. When fair-value pricing is employed, the prices of securities may differ from quoted or published prices for the same securities. Fair valuation of portfolio securities may occur on a daily basis.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Funds a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the six months ended April 30, 2010, the rate ranged from 3.60% to 3.75%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the Nationwide Fixed Contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The Funds are subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

76 Semiannual Report 2010

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities and other investments are not intended to indicate the risk associated with investing in those securities and investments.

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2010:

Investor Destinations Aggressive*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Mutual Funds	$991,237,391	$—	$—	$991,237,391

Total	$991,237,391	$—	$—	$991,237,391

Investor Destinations Moderately Aggressive*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$38,985,613	$—	$38,985,613
Mutual Funds	1,605,060,683	—	—	1,605,060,683

Total	$1,605,060,683	$38,985,613	$—	$1,644,046,296

Investor Destinations Moderate*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$80,582,955	$—	$80,582,955
Mutual Funds	1,328,912,636	—	—	1,328,912,636

Total	$1,328,912,636	$80,582,955	$—	$1,409,495,591

Investor Destinations Moderately Conservative*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$46,182,450	$—	$46,182,450
Mutual Funds	409,891,602	—	—	409,891,602

Total	$409,891,602	$46,182,450	$—	$456,074,052

Investor Destinations Conservative*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$53,721,780	$—	$53,721,780
Mutual Funds	267,516,686	—	—	267,516,686

Total	$267,516,686	$53,721,780	$—	$321,238,466

Amounts designated as “—” are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

2010 Semiannual Report 77

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds are subject to the provisions of ASC 740, “Income Taxes”. In July 2006, the FASB amended ASC 740-10. ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Fund management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Funds’ current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each Fund, income, Fund expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund

78 Semiannual Report 2010

based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA an investment advisory fee of 0.13% based on each Fund’s average daily net assets.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding the amounts listed in the table below until at least February 28, 2011:

		Amount
Fund	Classes	(Annual Rate)

Investor Destinations Aggressive (a)	All Classes	0.25%

Investor Destinations Moderately Aggressive (a)	All Classes	0.25%

Investor Destinations Moderate (a)	All Classes	0.25%

Investor Destinations Moderately Conservative (a)	All Classes	0.25%

Investor Destinations Conservative (a)	All Classes	0.25%

(a)	The Expense Limitation Agreement also states that the expense ratio for Class A, Class B, Class C, and Service Class shares will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. As of April 30, 2010, the Funds had no cumulative potential reimbursements.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. The Funds did not pay a fee for these services.

In addition, the Funds also pay out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees (“Networking Fees”) paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders (“beneficial accounts”). Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, the Networking Fees range from $6 to $20 per beneficial account per year.

2010 Semiannual Report 79

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

See “Subsequent Events” (Note 11) below for information on fund administration and transfer agency arrangements for the Funds after April 30, 2010.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. The Funds did not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, and Service Class shares of each Fund.

For the six months ended April 30, 2010, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

Investor Destinations Aggressive	$552,043

Investor Destinations Moderately Aggressive	894,641

Investor Destinations Moderate	719,962

Investor Destinations Moderately Conservative	242,812

Investor Destinations Conservative	175,540

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFA and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2010, the Funds’ portion of such costs amounted to $22,472.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% of Class A shares, 1.00% of Class B shares, 1.00% of Class C shares, 0.50% of Class R2 shares and 0.25% of Service Class shares. Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2010, NFD received commissions of $594,928 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $43,133 was re-allowed to affiliated broker-dealers of the Funds.

80 Semiannual Report 2010

4. Investments in Affiliated Issuers

Each of the Funds invests in Underlying Funds. A summary of the Funds’ transactions in the shares of Underlying Funds during the six months ended April 30, 2010 were as follows:

Investor Destinations Aggressive

	Market Value	Purchases	Sales	Dividend	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide International Index Fund	$262,007,263	$20,814,833	$7,632,535	$3,449,693	$(1,135,598)	$279,243,694

Nationwide Mid Cap Market Index Fund	127,705,046	4,845,595	6,016,268	713,025	(773,025)	158,197,017

Nationwide S&P 500 Index Fund	351,818,033	14,271,553	19,076,714	3,251,366	(624,084)	398,529,258

Nationwide Small Cap Index Fund	82,472,304	4,905,174	2,544,179	550,127	(694,526)	107,593,941

Nationwide Bond Index Fund	46,257,501	2,678,096	1,272,089	1,037,304	44,551	47,673,481

Investor Destinations Moderately Aggressive

				Dividend/
	Market Value	Purchases	Sales	Interest	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide International Index Fund	$363,840,305	$29,087,664	$9,498,848	$4,785,143	$(1,874,160)	$389,010,324

Nationwide Mid Cap Market Index Fund	213,020,735	8,269,455	9,599,309	1,187,943	(1,367,797)	264,502,631

Nationwide S&P 500 Index Fund	513,454,653	21,266,577	26,998,388	4,743,049	(882,613)	582,855,727

Nationwide Small Cap Index Fund	68,803,666	3,818,942	1,899,770	458,438	(467,864)	89,673,256

Nationwide Bond Index Fund	230,563,934	14,277,184	5,699,309	5,181,733	255,717	239,215,777

Nationwide Enhanced Income Fund	45,900,649	1,696,869	7,500,000	572,933	6,951	39,802,968

Nationwide Fixed Contract	30,100,081	10,080,252	1,841,160	646,440	—	38,985,613

Investor Destinations Moderate

				Dividend/
	Market Value	Purchases	Sales	Interest	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide International Index Fund	$185,466,810	$18,505,100	$5,368,531	$2,451,125	$(1,138,020)	$201,407,465

Nationwide Mid Cap Market Index Fund	121,147,180	6,848,266	6,079,021	678,949	(1,329,570)	152,105,609

Nationwide S&P 500 Index Fund	375,483,125	21,994,896	21,537,063	3,486,945	(1,982,704)	431,109,037

Nationwide Small Cap Index Fund	58,712,422	4,278,223	1,789,511	393,564	(494,312)	77,474,020

Nationwide Bond Index Fund	328,358,533	24,544,830	8,947,552	7,405,583	147,903	344,038,559

Nationwide Enhanced Income Fund	78,272,620	18,940,510	894,755	1,148,776	(1,347)	95,782,881

Nationwide Money Market Fund	38,747,491	1,542,329	13,294,755	—	—	26,995,065

Nationwide Fixed Contract	77,475,726	5,184,659	3,499,694	1,422,264	—	80,582,955

2010 Semiannual Report 81

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

Investor Destinations Moderately Conservative

				Dividend/
	Market Value	Purchases	Sales	Interest	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide International Index Fund	$39,628,088	$5,477,923	$1,771,430	$526,429	$(915,895)	$43,918,692

Nationwide Mid Cap Market Index Fund	38,856,846	3,770,356	2,671,430	218,861	(879,539)	49,693,422

Nationwide S&P 500 Index Fund	80,430,860	7,853,774	6,142,861	750,785	(827,948)	94,007,622

Nationwide Bond Index Fund	147,543,731	16,130,852	6,200,006	3,349,216	172,042	157,534,206

Nationwide Enhanced Income Fund	41,753,477	6,469,457	1,328,573	583,527	(10,390)	46,614,212

Nationwide Money Market Fund	24,988,400	2,663,621	9,528,573	—	—	18,123,448

Nationwide Fixed Contract	37,373,952	9,763,621	1,724,207	769,084	—	46,182,450

Investor Destinations Conservative

				Dividend/
	Market Value	Purchases	Sales	Interest	Realized	Market Value
Underlying Fund	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide International Index Fund	$13,751,804	$2,432,239	$770,812	$182,718	$(352,240)	$15,617,310

Nationwide Mid Cap Market Index Fund	13,842,033	1,527,479	1,170,812	77,958	(373,966)	17,675,340

Nationwide S&P 500 Index Fund	28,678,231	3,166,921	2,641,623	267,879	(762,614)	33,449,019

Nationwide Bond Index Fund	120,548,572	13,958,877	6,366,492	2,728,820	350,294	128,171,953

Nationwide Enhanced Income Fund	41,611,106	14,296,533	2,312,434	623,249	2,450	53,308,926

Nationwide Money Market Fund	29,636,719	2,899,042	13,241,623	—	—	19,294,138

Nationwide Fixed Contract	47,573,746	7,543,885	2,312,434	916,583	—	53,721,780

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.14% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

82 Semiannual Report 2010

6. Investment Transactions

For the six months ended April 30, 2010, purchases of and sales (excluding short-term securities) were as follows:

Fund	Purchases	Sales

Investor Destinations Aggressive	$47,515,251	$36,541,785

Investor Destinations Moderately Aggressive	88,496,943	63,036,784

Investor Destinations Moderate	101,838,813	61,410,882

Investor Destinations Moderately Conservative	52,129,604	29,367,080

Investor Destinations Conservative	45,824,976	28,816,230

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Other

As of April 30, 2010, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

	% of	Number of
Fund	Shares	Accounts

Investor Destinations Aggressive	53.33%	3

Investor Destinations Moderately Aggressive	51.87	3

Investor Destinations Moderate	39.11	2

Investor Destinations Moderately Conservative	46.33	2

Investor Destinations Conservative	51.94	2

2010 Semiannual Report 83

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

9. Federal Tax Information

As of April 30, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Investor Destinations Aggressive	$1,097,002,546	$1,739,059	$(107,504,214)	$(105,765,155)

Investor Destinations Moderately Aggressive	1,756,994,507	10,315,554	(123,263,765)	(112,948,211)

Investor Destinations Moderate	1,451,272,176	10,110,363	(51,886,948)	(41,776,585)

Investor Destinations Moderately Conservative	457,774,415	2,193,967	(3,894,330)	(1,700,363)

Investor Destinations Conservative	315,611,546	6,027,094	(400,174)	5,626,920

10. Subsequent Events

Effective May 1, 2010, the Trust entered into a new Joint Fund Administration and Transfer Agency Agreement with NFM. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust. In addition, the Trust pays out-of-pocket-expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided fees for these services may range from $6 to $30 per customer per year.

84 Semiannual Report 2010

Supplemental Information
(Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment adviser and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On January 21, 2010, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 21, 2010 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the January 21, 2010 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including: (i) reports from Lipper Inc. describing, on a fund-by-fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2009) compared with performance groups and performance universes created by Lipper of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2009) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review” and/or on the “watch list,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2009, (v) information from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) the results of an expense and performance screening template designed by the Adviser to identify Funds whose expenses and/or performance may require greater scrutiny, and (viii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 21, 2010 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft

2010 Semiannual Report 85

Supplemental Information (Continued)
(Unaudited)

dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the January 21, 2010 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board of Trustees to be held on March 10, 2010.

At the March 10, 2010 meeting of the Board, the Board received and considered information provided by the Adviser in follow-up from the January 21, 2010 Board meeting. After consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, based on their conclusion that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance, and for the reasons set forth in the following section, the Trustees concluded unanimously to renew the Advisory Agreements.

Nationwide Investor Destinations Aggressive Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by Nationwide Fund Advisors (“NFA”), and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that, for the one-year period ended September 30, 2009, the Fund’s performance for Class A shares was in the fourth quintile of its Peer Universe and above the Fund’s benchmark, which is a 95%/5% blend of the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index. With respect to the three-year period ended September 30, 2009, the Trustees noted that the Fund outperformed the benchmark and ranked in the second quintile of its Peer Universe. The Trustees also noted that, for the five-year period ended September 30, 2009, the Fund’s performance for Class A shares was in the second quintile of its Peer Universe and above the Fund’s benchmark.

The Trustees noted that the Fund’s total expenses were below the median of the Fund’s Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. With respect to economies of scale, the Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying index fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Investor Destinations Moderately Aggressive Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that, for the one-, three-, and five-year periods ended September 30, 2009, the Fund outperformed its benchmark, which is an 80%/15%/5% blend of the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Citigroup 3-Month Treasury Bill Index. The Trustees also noted that, for each of the one- and three-year periods ended September 30, 2009, the Fund’s performance for Class A shares was in the third quintile of its Peer Group. The Trustees noted that, with respect to the five-year period ended September 30, 2009, the Fund’s performance for Class A shares placed it in the second quintile of its Peer Universe.

86 Semiannual Report 2010

The Trustees noted that the Fund’s actual advisory fee was in the fourth quintile of its Peer Group, but that the Fund’s contractual advisory fee and total expenses for Class A shares were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees also noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying index fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Investor Destinations Moderate Fund

The Trustees’ reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2009 was in the fourth quintile of its Peer Group, and outperformed its benchmark, which is a 60%/25%/15% blend of the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Citigroup 3-Month Treasury Bill Index. With respect to the three-year period ended September 30, 2009, the Trustees noted that the Fund’s performance was in the third quintile and equal to the median of its Peer Group. The Trustees also noted that the Fund’s performance for the five-year period ended September 30, 2009 was in the second quintile of its Peer Group. The Trustees noted that the Fund outperformed its benchmark during both the three- and five-year periods.

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Class A shares were in the first and fourth quintiles of its Peer Group, respectively, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees also noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying index fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Investor Destinations Moderately Conservative Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one-, three-, and five-year periods ended September 30, 2009 was in the second quintile of its Peer Group, and above the Fund’s benchmark, which is a 40%/35%/25% blend of the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Citigroup 3-Month Treasury Bill Index.

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the second quintile of its Peer Group, and that the Fund’s actual advisory fee was in the fifth quintile of its Peer Group. The Trustees noted, however, that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings

2010 Semiannual Report 87

Supplemental Information (Continued)
(Unaudited)

regarding total expenses. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees also noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying index fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Investor Destinations Conservative Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2009 was in the fourth quintile of its Peer Group, but above the Fund’s benchmark, which is a 20%/35%/45% blend of the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Citigroup 3-Month Treasury Bill Index. For each of the three-and five-year periods ended September 30, 2009, the Trustees noted that the Fund’s performance was in the first quintile of its Peer Group, and that the Fund had outperformed its benchmark.

With respect to expenses, the Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fourth quintile of its Peer Group, but that the Fund’s contractual advisory fee and total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the underlying funds’ fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees also noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying index fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

88 Semiannual Report 2010

Management Information
April 30, 2010 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Retired. Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC (management consulting company) from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	86	None

2010 Semiannual Report 89

Management Information (Continued)
April 30, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

90 Semiannual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

	Position(s) Held		Number of
	with Fund		Portfolios in Fund
Name	and Length of	Principal Occupation(s)	Complex Overseen	Other
and Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide Funds
Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President
and Chief Operating Officer of Nationwide Funds Group. From February 2008-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.
			N/A	N/A

Joseph Finelli 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial
Officer and Vice President of
Investment Accounting for Nationwide
Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Semiannual Report 91

Management Information (Continued)
April 30, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

	Position(s) Held		Number of
	with Fund		Portfolios in Fund
Name	and Length of	Principal Occupation(s)	Complex Overseen	Other
and Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and
Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and
Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Director of Economic and Risk Analysis Lab of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

92 Semiannual Report 2010

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P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2010 Nationwide Funds Group.
All rights reserved.

SAR-ID 6/10

Nationwide Mutual Funds
SemiannualReport
April 30, 2010 (Unaudited)

Index Funds
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

SemiannualReport
April 30, 2010 (Unaudited)

Contents

1	Message to Shareholders

Index Funds
5	Nationwide Bond Index Fund
39	Nationwide International Index Fund
70	Nationwide Mid Cap Market Index Fund
87	Nationwide S&P 500 Index Fund
107	Nationwide Small Cap Index Fund

142	Notes to Financial Statements

160	Supplemental Information

164	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2010

Dear Shareholder,

As I write this letter, we have enjoyed a relatively positive six months of growth in domestic and international equity markets. Since I last wrote to you on October 31, 2009, the Standard & Poor’s 500® (S&P 500) Index has gained 16 percent. In that letter, which accompanied your Funds’ annual report, I noted the signs of recovery but cautioned against unchecked excitement:

“Our opinion is that amid the recent good news, there is cause for caution... As a society, we haven’t displayed greater financial literacy and don’t appear to have learned any financial lessons well. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.”

Perhaps my tone was overly cautious, but in my opinion the dichotomy between the financial markets and our economic well-being still exists. Complicating matters further is the looming debt crisis that, as of this date, is threatening to expand in Europe and certainly has significant consequences. We are not isolated from any of these global issues.

Suffice it to say there is still a lot of instability in the market. At least a portion of the growth enjoyed during the past six months is a function of artificial stimulus provided by U.S. and international governments. We do not yet know if this recent growth is sustainable. The employment picture is also difficult to predict, with jobs growth lagging other economic indicators and many Americans unable to find the full-time employment they seek. While prognosticators are pointing to positive signs on the jobs front, it’s far too early to claim victory.

In times of great uncertainty I believe it is more important than ever to have clear investment goals that you pursue with a consistent strategy. Investment decisions should be based on a well-reasoned approach applied consistently over time and not on emotional reactions to extreme market events. All of this leads me to return to the core principles that have guided our firm:

•	Always take a long-term approach to investing

•	Rely on asset allocation to build consistent diversification

•	Prudently and conscientiously look at risk

We believe that adhering to these principles will help us—and you—to navigate these challenging times. As always, we appreciate your business. Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Mutual Funds

2010 Semiannual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

The Funds’ adviser or its employees may have a position in the securities named in this report.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any Fund will be achieved.

Principal Risks

The Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund are subject to index fund risk. These Funds do not use defensive strategies or attempt to reduce their exposure to poorly performing securities. In addition, correlation between a Fund’s performance and an index’s performance may be negatively affected by the Fund’s expenses, index composition changes, and the timing of Fund share purchases and redemptions. These Funds may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

The Nationwide Bond Index Fund may be subject to interest rate risk. Generally, when interest rates go up, the value of fixed-income securities goes down. The Fund may be subject to extension risk. When interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment. The Fund may be subject to prepayment, call and redemption risks. Certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields. The Fund may be subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. The Fund may be subject to credit risk. A bond issuer may be unable to pay the interest or principal when due. The Fund may purchase mortgage-backed securities, which are sensitive to fluctuations in interest rates. In addition, these securities are subject to prepayment, which may cause the Fund to reinvest in securities with lower interest rates.

The Nationwide International Index Fund invests in international securities, which involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

The Nationwide Mid Cap Market Index Fund invests in mid-sized company stocks, and the Nationwide Small Cap Index Fund invests in small-company stocks. These securities have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of

2 Semiannual Report 2010

investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued corporate debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued corporate debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information

•	Nationwide Bond Index Fund

•	Nationwide International Index Fund

•	Nationwide Mid Cap Market Index Fund

•	Nationwide S&P 500 Index Fund

•	Nationwide Small Cap Index Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of these Funds’ fees for certain periods since inception, without which returns would have been lower. In addition, these Funds assess a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

2010 Semiannual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the semiannual period ended April 30, 2010.

During the fourth quarter of 2009, corporate profits continued to show evidence of improvement, which in turn stoked investor confidence and drove the market rally. “Riskier” assets led the way, albeit at a slower pace than was seen during the second and third quarters of 2009. Positive news persisted throughout the first quarter of 2010, spurring markets to improve and prompting economists to declare that the United States had finally turned the corner and was exiting the “Great Recession.”

While this is very positive news for U.S. consumers, the recovery is expected to be an uneven one with significant headwinds. The rate of unemployment is high and is likely to remain so for the short term. Federal, state and local governments, as well as consumers, are contending with weak balance sheets. Government incentives for new housing purchases have ended. These factors, coupled with a second wave of mortgage resets and the reluctance of banks to lend, lead economic observers to believe that the recovery will be weak and uneven for the foreseeable future.

The equity market is expected to remain choppy, characterized by sharp rallies and sharp declines with equally sharp equity sector rotations. For the semiannual reporting period, large-capitalization U.S. equities, as measured by the large-cap Standard & Poor’s 500® (S&P 500) Index, returned 15.66% as markets continued to rally. Mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400 (S&P 400) Index, returned 25.78%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 28.17% for the same time period.

International stocks and international emerging market stocks continued their strong rally in the fourth quarter of 2009, but this rally slowed throughout the first quarter of 2010, impeded by concerns about Greece’s debt situation and the recent strength of the U.S. dollar. As represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, emerging market stocks returned 11.57% for the semiannual reporting period. International stocks, as measured by the broad MSCI Europe, Australasia and Far East (MSCI EAFE®) Index, returned 1.19% for the same time period.

During the fourth quarter of 2009, the bond market benefited from the aforementioned improvements in corporate profits that fueled investor confidence. Enthusiasm was tempered, however, during the first quarter of 2010, due to an increase in government debt, continued weakness in U.S. labor markets and growing concerns about European debt (most notably involving Greece, Spain, Portugal and Italy). The Barclays Capital (BARCAP) U.S. Aggregate Bond Index returned 2.54% for the semiannual reporting period. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 4.89%, while the BofAML 10+ Year US Corporate Index returned 5.24% for the same time period. In the area of mortgage-related investments, the BofAML Mortgage Master Index returned 2.14% for the same time period.

4 Semiannual Report 2010

Nationwide Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Barclays Capital (BARCAP) U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2010, the Nationwide Bond Index Fund (Class A at NAV) returned 2.09% versus 2.54% for its benchmark, the BARCAP U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Intermediate Investment Grade Debt Funds (consisting of 580 funds as of April 30, 2010) was 4.04% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s exposure to the following sectors provided positive returns for the Fund during the reporting period: Agency debentures, 1.16%; investment-grade corporates, 3.68%; commercial mortgage-backed securities (CMBS), 12.68%; asset-backed securities (ABS), 3.59%; and Agency mortgages, 2.12%. These sectors continued to benefit from a combination of accommodative monetary policy by the Federal Reserve Board and improved economic fundamentals.

What areas of investment detracted from Fund performance?

The Fund’s exposure to U.S. Treasuries detracted from Fund performance, registering -0.20% for the reporting period. In contrast to risk assets, Treasuries suffered during the reporting period as investors’ risk appetite returned to the market.

What is your outlook for the near term?

With the economy experiencing a low-growth recovery and inflationary pressures unlikely to emerge for the foreseeable future, fixed-income assets should continue to offer investors attractive return potential. We believe the Federal Reserve will remain on hold for the remainder of 2010; therefore, interest rates should stay range-bound and spreads among high-quality nongovernment spread sectors should compress further as investors continue to reach for yield. With regard to interest rates, the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) is approaching all-time steep levels. The long end of the curve is near levels last seen during a period of robust economic growth from 2005 to mid-2007, and the short end is anchored by the Fed’s zero-interest-rate policy.

While attractive opportunities still exist in spread sectors, including CMBS, ABS and corporates, we expect that returns will be determined less by overall sector performance and more by individual security selection based on in-depth credit and collateral research.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Curtis Arledge and Matthew Marra

2010 Semiannual Report 5

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	2.09%	7.27%	4.65%	5.70%
	w/SC3	-3.75%	1.12%	3.42%	5.08%

Class B4	w/o SC2	1.74%	6.70%	4.01%	5.16%
	w/SC5	-3.26%	1.70%	3.67%	5.16%

Class C6	w/o SC2	1.74%	6.62%	4.01%	5.16%
	w/SC7	0.74%	5.62%	4.01%	5.16%

Institutional Class[1,8]		2.25%	7.69%	5.04%	6.13%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Aggregate Bond Index Series (the “Series”), which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	0.71%

Class B	1.32%

Class C	1.32%

Institutional Class	0.32%

*	Current effective prospectus dated May 6, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bond Index Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor statistics the, CPI represents Changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Semiannual Report 2010

Shareholder	Nationwide Bond Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Bond Index Fund			11/01/09	4/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,020.90	3.61	0.72
	Hypothetical	[b]	1,000.00	1,021.22	3.61	0.72

Class B Shares	Actual		1,000.00	1,017.40	6.60	1.32
	Hypothetical	[b]	1,000.00	1,018.25	6.61	1.32

Class C Shares	Actual		1,000.00	1,017.40	6.60	1.32
	Hypothetical	[b]	1,000.00	1,018.25	6.61	1.32

Institutional Class Shares	Actual		1,000.00	1,022.50	1.60	0.32
	Hypothetical	[b]	1,000.00	1,023.21	1.61	0.32

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 7

Portfolio Summary	Nationwide Bond Index Fund
April 30, 2010 (Unaudited)

Asset Allocation

U.S. Government Mortgage Backed Agencies	35.1%
U.S. Treasury Notes	25.4%
Corporate Bonds	19.3%
U.S. Government Sponsored & Agency Obligations	7.2%
Mutual Fund	7.1%
U.S. Treasury Bonds	4.2%
Commercial Mortgage Backed Securities	3.2%
Sovereign Bonds	2.3%
Yankee Dollars	0.7%
Asset-Backed Securities	0.6%
Municipal Bonds	0.6%
Repurchase Agreement	0.2%
Liabilities in excess of other assets	(5	.9)%

	100.0%

Top Industries (†)

Diversified Financial Services	5.1%
Commercial Banks	2.4%
Capital Markets	1.5%
Electric Utilities	1.4%
Oil, Gas & Consumable Fuels	1.3%
Diversified Telecommunication Services	1.1%
Supranational	1.0%
Media	1.0%
Insurance	0.9%
Pharmaceuticals	0.9%
Other Industries *	83.4%

100.0%

Top Holdings (†)

Invesco AIM Liquid Assets Portfolio	6.7%
Fannie Mae Pool, 6.00%, 09/01/37	2.9%
U.S. Treasury Note, 1.38%, 02/15/13	2.3%
Freddie Mac Gold Pool, 5.00%, 02/01/40	2.0%
Fannie Mae Pool TBA, 5.50%, 05/25/25	1.9%
Fannie Mae Pool, 5.00%, 05/01/33	1.9%
U.S. Treasury Note, 1.38%, 09/15/12	1.6%
U.S. Treasury Note, 2.50%, 03/31/15	1.5%
U.S. Treasury Note, 3.63%, 08/15/19	1.5%
U.S. Treasury Note, 1.13%, 12/15/12	1.5%
Other Holdings *	76.2%

100.0%

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

8 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund

Asset-Backed Securities 0.6%

	Principal Amount	Market Value

Automobile Asset-Backed Securities 0.3%
USAA Auto Owner Trust, Series 2008-3, Class A3, 4.28%, 10/15/12	$3,632,077	$3,708,313

Credit Card Asset-Backed Securities 0.2%
Citibank Credit Card Issuance Trust, Series 2006-A4, Class A4, 5.45%, 05/10/13	2,330,000	2,440,500

Home Equity Asset-Backed Securities 0.1%
Aegis Asset Backed Securities Trust, Series 2006-1, Class A1, 0.34%, 01/25/37 (a)	371,251	365,097

Total Asset-Backed Securities (cost $6,391,369)		6,513,910

Commercial Mortgage Backed Securities 3.2%

Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A4, 5.36%, 10/10/45	2,830,000	2,821,909
Series 2007-1, Class A4, 5.45%, 01/15/49	1,630,000	1,621,145
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75%, 06/11/41	1,384,000	1,187,985
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 6.30%, 12/10/49 (a)	2,320,000	2,378,684
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4 4.98%, 05/10/43 (a)	4,180,000	4,322,603
CW Capital Cobalt Ltd., Series 2007-C3, Class A4 6.02%, 05/15/46 (a)	1,490,000	1,451,722
First Union National Bank Commercial Mortgage, Series 2000-C2, Class A2 7.20%, 10/15/32	1,324,902	1,335,088
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5 5.28%, 08/10/38 (a)	2,133,000	2,241,192
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIB3, Class C, 7.08%, 11/15/35 (a)(b)	1,292,000	1,321,713
Series 2001-CIBC, Class B, 6.45%, 03/15/33	2,604,000	2,650,737
Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (a)	1,546,000	1,483,993
Series 2006-LDP7, Class A4, 6.06%, 04/15/45 (a)	2,321,000	2,431,943
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	300,000	273,330
Series 2007-LD12, Class A2, 5.83%, 02/15/51	1,525,000	1,580,178
LB-UBS Commercial Mortgage Trust
Series 2003-C8, Class A4, 5.12%, 11/15/32 (a)	2,161,000	2,295,230
Series 2007-C1, Class A2, 5.32%, 02/15/40	1,535,000	1,579,425
Morgan Stanley Capital I
Series 2005-T19, Class A2, 4.73%, 06/12/47	1,745,765	1,747,259
Series 2007-IQ14, Class A4, 5.69%, 04/15/49 (a)	1,490,000	1,448,651
Wachovia Bank Commercial Mortgage Trust
Series 2002-C1, Class C, 6.55%, 04/15/34	1,189,000	1,256,827
Series 2007-C33, Class A4, 6.10%, 02/15/51 (a)	1,395,000	1,371,541

Total Commercial Mortgage Backed Securities (cost $33,183,713)		36,801,155

Corporate Bonds 19.3%

Aerospace & Defense 0.4%
Boeing Co., 4.88%, 02/15/20	600,000	626,778
General Dynamics Corp., 4.25%, 05/15/13	175,000	187,351
Goodrich Corp.
6.29%, 07/01/16	171,000	191,167
6.80%, 07/01/36	129,000	144,550
Honeywell International, Inc.
6.13%, 11/01/11	103,000	111,049
5.40%, 03/15/16	440,000	488,884
5.30%, 03/01/18	605,000	654,128
Lockheed Martin Corp., 7.65%, 05/01/16	123,000	150,054
Lockheed Martin Corp., Series B, 6.15%, 09/01/36	196,000	215,627
McDonnell Douglas Corp., 9.75%, 04/01/12	325,000	376,318

2010 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Aerospace & Defense (continued)

Northrop Grumman Systems Corp., 7.75%, 02/15/31	$82,000	$104,361
Raytheon Co.
6.40%, 12/15/18	144,000	165,929
7.00%, 11/01/28	92,000	108,898
Rockwell Collins, Inc.
4.75%, 12/01/13	205,000	218,269
5.25%, 07/15/19	70,000	73,590
United Technologies Corp.
4.88%, 05/01/15	460,000	504,362
6.13%, 07/15/38	400,000	447,346

		4,768,661

Air Freight & Logistics 0.0%†
United Parcel Service of America, Inc.
8.38%, 04/01/20	82,000	107,131
8.38%, 04/01/30 (c)	123,000	159,915
United Parcel Service, Inc., 6.20%, 01/15/38	205,000	230,646

		497,692

Airlines 0.0%†
Qantas Airways Ltd., 6.05%, 04/15/16 (b)	123,000	128,132
Southwest Airlines Co., 5.13%, 03/01/17	103,000	102,196

		230,328

Auto Components 0.0%†
Johnson Controls, Inc., 4.88%, 09/15/13	123,000	132,381

Automobile 0.2%
Daimler Finance North America LLC
5.88%, 03/15/11	1,213,000	1,258,866
7.30%, 01/15/12	271,000	294,469
6.50%, 11/15/13	338,000	376,935

		1,930,270

Beverages 0.4%
Anheuser-Busch Cos., Inc.
4.38%, 01/15/13	21,000	22,155
5.00%, 03/01/19	164,000	167,153
5.75%, 04/01/36	151,000	150,386
6.00%, 11/01/41	103,000	104,169
Anheuser-Busch InBev Worldwide, Inc., 5.38%, 01/15/20	600,000	627,323
Bottling Group LLC, 4.63%, 11/15/12	287,000	309,999
Coca-Cola Bottling Co. Consolidated, 5.00%, 11/15/12	62,000	66,170
Coca-Cola Enterprises, Inc.
8.50%, 02/01/12	146,000	164,082
7.38%, 03/03/14	328,000	386,348
6.95%, 11/15/26	103,000	124,366
Diageo Capital PLC, 5.50%, 09/30/16	300,000	330,471
Diageo Finance BV, 5.30%, 10/28/15	451,000	498,313
Pepsi Bottling Group, Inc., Series B, 7.00%, 03/01/29	144,000	174,669
PepsiAmericas, Inc., 4.88%, 01/15/15	208,000	223,710
PepsiCo, Inc., 7.90%, 11/01/18	500,000	630,699
SABMiller PLC, 5.50%, 08/15/13 (b)	103,000	112,361

		4,092,374

Biotechnology 0.0%†
Amgen, Inc., 6.40%, 02/01/39	300,000	332,677
Genentech, Inc., 5.25%, 07/15/35	62,000	59,650

		392,327

Capital Markets 1.0%
Bank of New York Mellon Corp. (The), 5.13%, 08/27/13	300,000	329,002
Credit Suisse Guernsey, 5.86%, 05/15/17 (d)(e)	300,000	283,125
Credit Suisse USA, Inc.
6.13%, 11/15/11	185,000	197,770
6.50%, 01/15/12	246,000	266,974
5.13%, 01/15/14	119,000	128,144
5.85%, 08/16/16	300,000	328,716
7.13%, 07/15/32	395,000	476,081
Deutsche Bank AG, 4.88%, 05/20/13	1,000,000	1,073,526
Goldman Sachs Group, Inc. (The)
6.60%, 01/15/12	72,000	76,737
5.25%, 10/15/13	605,000	634,620
5.13%, 01/15/15 (f)	461,000	476,195
5.35%, 01/15/16	453,000	461,646
5.63%, 01/15/17	850,000	839,202
6.13%, 02/15/33	450,000	432,094
6.75%, 10/01/37	700,000	678,731
Jefferies Group, Inc., 6.25%, 01/15/36	123,000	108,352
Morgan Stanley
6.60%, 04/01/12	349,000	377,656
5.30%, 03/01/13	461,000	487,606
4.75%, 04/01/14	410,000	418,277

10 Semiannual Report 2010

Corporate Bonds (continued)
	Principal Amount	Market Value

Capital Markets (continued)

5.45%, 01/09/17	$1,345,000	$1,364,172
7.30%, 05/13/19	400,000	439,231
7.25%, 04/01/32	226,000	257,163
UBS AG/Stamford Branch, 5.88%, 07/15/16	679,000	720,016
UBS AG/Stamford Branch, Series DPNT, 5.88%, 12/20/17	250,000	264,436
UBS Preferred Funding Trust I, 8.62%, 10/01/10 (d)(e)	350,000	346,149
UBS Preferred Funding Trust V, Series 1, 6.24%, 05/15/16 (d)(e)	225,000	207,000

		11,672,621

Chemicals 0.2%
Albemarle Corp., 5.10%, 02/01/15	82,000	87,053
Cytec Industries, Inc., 6.00%, 10/01/15	113,000	123,524
Dow Chemical Co. (The)
6.00%, 10/01/12	310,000	337,998
8.55%, 05/15/19	415,000	507,096
EI Du Pont de Nemours & Co., 5.25%, 12/15/16	515,000	561,147
Lubrizol Corp.
5.50%, 10/01/14	196,000	213,624
6.50%, 10/01/34	103,000	106,457
Praxair, Inc., 3.95%, 06/01/13	123,000	129,631

		2,066,530

Commercial Banks 1.8%
Bank of Tokyo-Mitsubishi UFJ Ltd., 7.40%, 06/15/11	246,000	262,106
Bank One Corp.
5.25%, 01/30/13	103,000	110,716
8.00%, 04/29/27	202,000	243,928
BB&T Corp., 4.75%, 10/01/12	164,000	172,868
Charter One Bank NA, Series AI, 6.38%, 05/15/12	500,000	523,909
Comerica, Inc., 4.80%, 05/01/15	123,000	126,174
Deutsche Bank Financial LLC, 5.38%, 03/02/15	123,000	131,347
Eksportfinans ASA, 5.50%, 05/25/16	267,000	299,138
HSBC Bank USA NA
4.63%, 04/01/14	410,000	431,021
5.88%, 11/01/34	498,000	495,117
5.63%, 08/15/35	250,000	239,329
HSBC Holdings PLC
6.50%, 05/02/36	500,000	531,325
6.50%, 09/15/37	300,000	317,917
KeyBank NA
5.70%, 08/15/12	185,000	195,303
5.80%, 07/01/14	103,000	109,264
Korea Development Bank, 5.75%, 09/10/13	82,000	89,053
Kreditanstalt fuer Wiederaufbau
3.50%, 03/10/14	2,085,000	2,179,788
4.13%, 10/15/14	492,000	519,383
4.38%, 07/21/15 (f)	1,405,000	1,505,141
4.38%, 03/15/18	800,000	838,850
Landwirtschaftliche Rentenbank
4.88%, 02/14/11	115,000	118,968
5.13%, 02/01/17	600,000	661,531
Manufacturers & Traders Trust Co., 1.79%, 04/01/13 (a)	300,000	294,125
Marshall & Ilsley Bank, 5.25%, 09/04/12	113,000	112,937
Mellon Funding Corp.
6.40%, 05/14/11	185,000	195,449
5.00%, 12/01/14	185,000	201,111
National City Corp., 4.90%, 01/15/15	246,000	261,845
Oesterreichische Kontrollbank AG
4.50%, 03/09/15	414,000	442,158
4.88%, 02/16/16	250,000	273,156
PNC Funding Corp., 5.25%, 11/15/15	246,000	261,551
Regions Bank, 3.25%, 12/09/11	2,440,000	2,529,485
Sovereign Bank, 5.13%, 03/15/13	200,000	204,057
St. George Bank Ltd., 5.30%, 10/15/15 (b)	164,000	167,692
State Street Bank & Trust Co., 5.30%, 01/15/16	200,000	218,197
SunTrust Bank
5.20%, 01/17/17	123,000	120,871
5.45%, 12/01/17	127,000	128,083
UnionBanCal Corp., 5.25%, 12/16/13	144,000	155,226
US Bank NA
6.38%, 08/01/11	249,000	264,658
4.95%, 10/30/14	185,000	200,521
4.80%, 04/15/15	92,000	99,380
USB Capital IX, 6.19%, 04/15/11 (d)(e)	325,000	282,344
Wachovia Bank NA
5.60%, 03/15/16	492,000	535,581
6.60%, 01/15/38	675,000	722,205
Wachovia Capital Trust III, 5.80%, 03/15/11 (d)(e)	625,000	540,625
Wachovia Corp., 4.88%, 02/15/14	127,000	132,279

2010 Semiannual Report 11

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Commercial Banks (continued)

Wells Fargo & Co.
5.13%, 09/15/16	$144,000	$151,460
5.38%, 02/07/35	318,000	303,224
Wells Fargo Capital X, 5.95%, 12/15/36	650,000	596,639
Wells Fargo Capital XIII, 7.70%, 03/26/13 (d)(e)	775,000	806,000

		20,303,035

Commercial Services & Supplies 0.2%
Pitney Bowes, Inc.
4.75%, 01/15/16	205,000	217,990
4.75%, 05/15/18	62,000	64,047
RR Donnelley & Sons Co.
4.95%, 04/01/14	82,000	84,542
6.13%, 01/15/17	400,000	406,777
Science Applications International Corp., 5.50%, 07/01/33	123,000	110,212
TTX Co., 4.90%, 03/01/15 (b)	154,000	160,439
Waste Management, Inc.
6.38%, 11/15/12	144,000	159,612
6.38%, 03/11/15	800,000	906,311
7.00%, 07/15/28	113,000	127,693

		2,237,623

Communications Equipment 0.3%
Cisco Systems, Inc.
5.50%, 02/22/16	750,000	845,897
4.95%, 02/15/19	835,000	885,565
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	164,000	190,491
9.46%, 11/15/22	82,000	110,713
COX Communications, Inc.
5.45%, 12/15/14	246,000	269,104
5.50%, 10/01/15	667,000	726,584
Motorola, Inc., 7.50%, 05/15/25	144,000	159,467

		3,187,821

Computers & Peripherals 0.2%
Dell, Inc., 7.10%, 04/15/28	144,000	168,428
Hewlett-Packard Co.
6.50%, 07/01/12	208,000	229,964
5.50%, 03/01/18	835,000	928,664
International Business Machines Corp.
4.75%, 11/29/12	359,000	388,827
5.88%, 11/29/32	732,000	785,985

		2,501,868

Construction Materials 0.1%
CRH America, Inc., 6.00%, 09/30/16	465,000	508,920
Lafarge SA, 6.50%, 07/15/16	185,000	199,497

		708,417

Consumer Finance 0.4%
American Express Co.
4.88%, 07/15/13	837,000	894,089
8.13%, 05/20/19	600,000	734,875
6.80%, 09/01/66 (a)	210,000	206,850
Capital One Bank USA NA, 5.13%, 02/15/14	410,000	436,892
Capital One Capital III, 7.69%, 08/15/36	175,000	171,500
Capital One Capital IV, 6.75%, 02/17/37 (a)	135,000	120,150
Capital One Financial Corp., 5.25%, 02/21/17	211,000	218,815
FIA Card Services NA, 7.13%, 11/15/12 (b)	140,000	153,270
HSBC Finance Corp.
7.00%, 05/15/12	264,000	288,662
5.25%, 04/15/15	185,000	196,542
SLM Corp., Series A, 5.38%, 05/15/14	759,000	726,794

		4,148,439

Diversified Financial Services 3.4%
Associates Corp of North America, 6.95%, 11/01/18	236,000	250,802
AXA Financial, Inc., 7.00%, 04/01/28	92,000	93,155
Bank of America Corp.
5.38%, 08/15/11	267,000	280,316
2.10%, 04/30/12	1,675,000	1,707,133
4.88%, 09/15/12	201,000	211,757
4.88%, 01/15/13	451,000	472,689
4.75%, 08/01/15	431,000	438,123
5.25%, 12/01/15	513,000	521,500
5.63%, 10/14/16	440,000	456,614
Bank of America Corp., Series MTNL, 5.65%, 05/01/18	1,800,000	1,821,859
Bank of America NA
6.00%, 06/15/16	205,000	216,807
5.30%, 03/15/17	500,000	495,615
Bear Stearns Cos. LLC (The)
5.70%, 11/15/14	256,000	280,903
5.30%, 10/30/15	123,000	132,436
4.65%, 07/02/18	246,000	244,502
BP Capital Markets America, Inc., 4.20%, 06/15/18	103,000	102,131

12 Semiannual Report 2010

Corporate Bonds (continued)
	Principal Amount	Market Value

Diversified Financial Services (continued)

BSKYB Finance UK PLC, 5.63%, 10/15/15 (b)	$103,000	$113,061
Caterpillar Financial Services Corp.
6.13%, 02/17/14	700,000	791,509
5.50%, 03/15/16	205,000	226,016
Citigroup Funding, Inc.
1.25%, 06/03/11 (f)	425,000	427,664
2.25%, 12/10/12	4,550,000	4,638,884
Citigroup, Inc.
6.00%, 02/21/12	103,000	109,243
5.25%, 02/27/12	850,000	890,746
5.63%, 08/27/12	205,000	215,851
5.50%, 10/15/14	1,100,000	1,142,712
5.30%, 01/07/16	1,321,000	1,348,141
5.85%, 08/02/16	287,000	298,113
6.63%, 06/15/32	232,000	222,858
5.88%, 02/22/33	82,000	72,739
5.85%, 12/11/34	375,000	346,540
5.88%, 05/29/37	200,000	189,262
General Electric Capital Corp.
1.80%, 03/11/11	4,170,000	4,214,919
5.50%, 04/28/11	287,000	299,918
4.88%, 03/04/15	431,000	458,244
5.00%, 01/08/16	205,000	217,063
5.40%, 02/15/17	415,000	440,228
5.63%, 09/15/17	1,150,000	1,231,598
6.15%, 08/07/37	750,000	760,875
6.38%, 11/15/67 (a)	700,000	670,250
General Electric Capital Corp.
Series A, 5.88%, 02/15/12	41,000	44,025
Series A, 6.00%, 06/15/12	182,000	197,718
Series A, 6.75%, 03/15/32	867,000	945,527
Goldman Sachs Capital I, 6.35%, 02/15/34	900,000	805,395
Goldman Sachs Capital II, 5.79%, 06/01/12 (d)(e)	400,000	316,500
JPMorgan Chase & Co.
6.63%, 03/15/12	447,000	485,190
3.70%, 01/20/15	605,000	617,379
4.75%, 03/01/15	176,000	186,893
5.15%, 10/01/15	349,000	372,871
JPMorgan Chase Bank NA, Series AI, 5.88%, 06/13/16	308,000	331,928
JPMorgan Chase Bank NA
6.00%, 07/05/17	1,030,000	1,107,547
6.00%, 10/01/17	750,000	804,883
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37	3,060,000	3,067,690
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/14	226,000	243,213
5.45%, 04/10/17	400,000	432,003
National Rural Utilities Cooperative Finance Corp., Series C, 8.00%, 03/01/32	111,000	137,346
Principal Life Global Funding I
6.25%, 02/15/12 (b)	150,000	160,262
5.25%, 01/15/13 (b)	615,000	656,306
Spectra Energy Capital LLC, 6.75%, 02/15/32	123,000	131,193
State Street Capital Trust III, 8.25%, 03/15/42 (a)	140,000	143,751
TIAA Global Markets, Inc., 4.95%, 07/15/13 (b)	600,000	645,300
UFJ Finance Aruba AEC, 6.75%, 07/15/13	246,000	276,009

		39,161,705

Diversified Telecommunication Services 1.2%
Ameritech Capital Funding Corp., 6.45%, 01/15/18	62,000	68,074
AT&T Inc.
6.25%, 03/15/11	330,000	345,557
5.88%, 08/15/12	295,000	322,554
5.10%, 09/15/14	597,000	651,930
5.63%, 06/15/16	205,000	227,689
5.50%, 02/01/18	505,000	544,120
6.15%, 09/15/34	814,000	824,335
6.55%, 02/15/39	310,000	332,348
BellSouth Corp.
6.00%, 10/15/11	583,000	622,714
5.20%, 09/15/14	349,000	381,783
6.55%, 06/15/34	123,000	130,271
British Telecommunications PLC, 9.63%, 12/15/30	391,000	503,153
Deutsche Telekom International Finance BV
5.25%, 07/22/13	513,000	552,350
5.75%, 03/23/16	273,000	297,946
8.75%, 06/15/30	256,000	331,162
Embarq Corp., 7.08%, 06/01/16	92,000	101,460
France Telecom SA, 8.50%, 03/01/31	283,000	384,017
GTE Corp.
6.84%, 04/15/18	144,000	161,081
6.94%, 04/15/28	103,000	110,841
Qwest Corp., 8.38%, 05/01/16	925,000	1,054,500
Telecom Italia Capital SA
6.20%, 07/18/11	144,000	150,923

2010 Semiannual Report 13

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Diversified Telecommunication Services (continued)

4.95%, 09/30/14	$205,000	$211,188
5.25%, 10/01/15	730,000	752,766
6.00%, 09/30/34	160,000	141,751
Telefonica Emisiones SAU, 6.42%, 06/20/16	1,080,000	1,205,766
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	164,000	177,864
Verizon Communications, Inc.
4.90%, 09/15/15	410,000	445,314
8.75%, 11/01/18	600,000	758,327
6.35%, 04/01/19	100,000	112,346
5.85%, 09/15/35	82,000	81,682
Verizon Global Funding Corp.
6.88%, 06/15/12	205,000	227,777
7.38%, 09/01/12	363,000	410,794
4.38%, 06/01/13	256,000	272,536
7.75%, 12/01/30	810,000	980,650

		13,877,569

Electric Utilities 1.5%
Alabama Power Co., 5.70%, 02/15/33	276,000	283,856
American Electric Power Co., Inc., 5.25%, 06/01/15 (f)	133,000	143,786
Appalachian Power Co., Series L, 5.80%, 10/01/35	144,000	144,200
Arizona Public Service Co., 5.50%, 09/01/35	150,000	137,930
Baltimore Gas & Electric Co., 5.90%, 10/01/16	615,000	672,039
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	200,000	208,833
Commonwealth Edison Co., Series 98, 6.15%, 03/15/12	82,000	88,928
Commonwealth Edison Co., 6.15%, 09/15/17	750,000	838,667
Consolidated Edison Co. of New York, Inc., Series 02-B, 4.88%, 02/01/13	86,000	92,582
Consolidated Edison Co. of New York, Inc., Series 05-C, 5.38%, 12/15/15	123,000	137,031
Consolidated Edison Co. of New York, Inc., Series 08-A, 5.85%, 04/01/18	2,200,000	2,448,054
Consolidated Edison Co. of New York, Inc., Series 03-A, 5.88%, 04/01/33	82,000	85,112
Duke Energy Carolinas LLC, 6.25%, 01/15/12	970,000	1,051,437
Duke Energy Corp., 5.05%, 09/15/19	600,000	619,808
Duke Energy Ohio, Inc., 5.70%, 09/15/12	29,000	31,478
Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33	51,000	48,548
Entergy Gulf States, Inc., 5.25%, 08/01/15	56,000	56,089
Entergy Mississippi, Inc., 5.15%, 02/01/13	201,000	213,885
Enterprise Products Operating LLC, Series G, 5.60%, 10/15/14	656,000	718,168
Enterprise Products Operating LLC, 6.13%, 10/15/39	215,000	219,887
Exelon Corp.
4.90%, 06/15/15	287,000	303,017
5.63%, 06/15/35	414,000	398,683
FirstEnergy Corp., Series C, 7.38%, 11/15/31	287,000	306,216
Florida Power & Light Co.
4.85%, 02/01/13	103,000	110,729
5.85%, 02/01/33	70,000	72,604
5.95%, 10/01/33	53,000	56,485
5.40%, 09/01/35	90,000	89,391
5.65%, 02/01/37	200,000	203,339
Florida Power Corp., 5.90%, 03/01/33	247,000	260,429
Georgia Power Co., Series K, 5.13%, 11/15/12	74,000	80,577
Metropolitan Edison Co., 4.88%, 04/01/14	164,000	173,443
MidAmerican Energy Co., 5.80%, 10/15/36	200,000	206,066
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	841,000	920,748
5.75%, 04/01/18	750,000	813,776
New York State Electric & Gas Corp., 5.75%, 05/01/23	41,000	40,590
Ohio Power Co., Series K, 6.00%, 06/01/16	349,000	387,459
Ohio Power Co., Series G, 6.60%, 02/15/33	164,000	178,720
Oncor Electric Delivery Co. LLC
6.38%, 05/01/12	383,000	415,301
6.38%, 01/15/15	308,000	346,846

14 Semiannual Report 2010

Corporate Bonds (continued)
	Principal Amount	Market Value

Electric Utilities (continued)

Pacific Gas & Electric Co.
4.80%, 03/01/14	$328,000	$354,194
5.80%, 03/01/37	150,000	154,570
6.25%, 03/01/39	300,000	328,207
PacifiCorp, 5.25%, 06/15/35	123,000	119,501
Pepco Holdings, Inc.
6.45%, 08/15/12	74,000	80,555
7.45%, 08/15/32	82,000	93,423
Progress Energy, Inc., 7.75%, 03/01/31	164,000	200,554
PSEG Power LLC
6.95%, 06/01/12	51,000	56,178
5.50%, 12/01/15	287,000	312,925
Public Service Co. of Colorado, Series 15, 5.50%, 04/01/14	174,000	190,647
Public Service Electric & Gas Co., Series MTNB, 5.13%, 09/01/12	135,000	146,038
Scottish Power Ltd., 5.81%, 03/15/25	82,000	81,197
Southern California Edison Co., 6.00%, 01/15/34	123,000	133,325
Southern California Edison Co., Series 05-B, 5.55%, 01/15/36	164,000	167,176
Southern Power Co., Series B, 6.25%, 07/15/12	174,000	190,475
SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13 (b)	131,000	142,249
Virginia Electric and Power Co., Series A, 5.40%, 01/15/16	103,000	112,791
Virginia Electric and Power Co., 5.95%, 09/15/17	750,000	839,324
Westar Energy, Inc., 6.00%, 07/01/14	185,000	205,827
Wisconsin Electric Power Co., 5.63%, 05/15/33	41,000	42,048

		17,555,941

Electrical Equipment 0.0%†
Emerson Electric Co., 6.00%, 08/15/32	57,000	61,706

Energy Equipment & Services 0.1%
Anadarko Finance Co.
Series B, 6.75%, 05/01/11	82,000	86,086
Series B, 7.50%, 05/01/31	207,000	238,352
Apache Finance Canada Corp., 4.38%, 05/15/15	238,000	253,434
EOG Resources, Inc., 5.63%, 06/01/19	130,000	142,710
Halliburton Co., 6.70%, 09/15/38	325,000	368,904
Motiva Enterprises LLC, 5.20%, 09/15/12 (b)	51,000	54,537
Nabors Industries, Inc., 5.38%, 08/15/12	29,000	30,831
Transocean, Inc., 7.50%, 04/15/31	123,000	148,159

		1,323,013

Food & Staples Retailing 0.4%
Costco Wholesale Corp., 5.50%, 03/15/17	475,000	529,645
CVS Caremark Corp., 6.25%, 06/01/27	460,000	492,572
Kroger Co. (The)
6.20%, 06/15/12	164,000	178,295
7.50%, 04/01/31	178,000	215,598
Safeway, Inc.
5.80%, 08/15/12	144,000	157,538
5.63%, 08/15/14	123,000	134,991
Sysco Corp., 5.38%, 09/21/35	74,000	74,148
Wal-Mart Stores, Inc.
5.00%, 04/05/12	1,300,000	1,394,055
3.20%, 05/15/14	500,000	517,757
7.55%, 02/15/30	82,000	103,490
5.25%, 09/01/35	492,000	484,509

		4,282,598

Food Products 0.3%
Archer-Daniels-Midland Co.
5.94%, 10/01/32	140,000	149,092
5.38%, 09/15/35	103,000	102,639
Bunge Ltd. Finance Corp., 5.10%, 07/15/15	62,000	64,433
Cadbury Schweppes US Finance LLC, 5.13%, 10/01/13 (b)	123,000	132,565
Campbell Soup Co., 4.88%, 10/01/13	164,000	179,967
ConAgra Foods, Inc.
6.75%, 09/15/11	7,000	7,487
7.00%, 10/01/28	154,000	173,786
General Mills, Inc., 6.00%, 02/15/12	185,000	200,248
H.J. Heinz Finance Co.
6.00%, 03/15/12	150,000	162,008
6.75%, 03/15/32	62,000	68,828

2010 Semiannual Report 15

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Food Products (continued)

Kellogg Co., Series B, 7.45%, 04/01/31	$103,000	$129,108
Kraft Foods, Inc.
5.63%, 11/01/11	326,000	345,264
6.00%, 02/11/13	200,000	221,636
6.13%, 02/01/18	375,000	414,238
6.50%, 11/01/31	131,000	140,502
7.00%, 08/11/37	310,000	353,147
6.88%, 02/01/38	300,000	337,430
Sara Lee Corp., 6.25%, 09/15/11	174,000	184,661
Unilever Capital Corp., 5.90%, 11/15/32	144,000	155,699

		3,522,738

Gas Utilities 0.1%
AGL Capital Corp., 4.45%, 04/15/13	123,000	128,979
Atmos Energy Corp.
5.13%, 01/15/13	92,000	98,652
4.95%, 10/15/14	185,000	197,591
Boardwalk Pipelines LP, 5.20%, 06/01/18	62,000	63,184
CenterPoint Energy Resources Corp., Series B, 7.88%, 04/01/13	246,000	282,162
Colonial Pipeline Co., 7.63%, 04/15/32 (b)	150,000	184,274
Consolidated Natural Gas Co., Series A, 5.00%, 12/01/14	396,000	426,243
Southern California Gas Co., 4.80%, 10/01/12	267,000	285,594

		1,666,679

Health Care Equipment & Supplies 0.2%
Baxter International, Inc.
4.63%, 03/15/15	53,000	57,642
5.38%, 06/01/18	835,000	914,117
Covidien International Finance SA, 6.00%, 10/15/17	940,000	1,042,054

		2,013,813

Health Care Providers & Services 0.2%
Aetna, Inc., 6.00%, 06/15/16	650,000	721,561
Quest Diagnostics, Inc., 5.45%, 11/01/15	376,000	409,439
UnitedHealth Group, Inc.
5.38%, 03/15/16	205,000	218,277
5.80%, 03/15/36	417,000	400,791
WellPoint, Inc.
5.00%, 12/15/14	598,000	642,193
5.25%, 01/15/16	226,000	241,770
5.95%, 12/15/34	82,000	82,205

		2,716,236

Hotels, Restaurants & Leisure 0.1%
McDonald’s Corp., 5.35%, 03/01/18	240,000	266,048
Yum! Brands, Inc.
8.88%, 04/15/11	82,000	87,419
6.88%, 11/15/37	400,000	450,384

		803,851

Household Durables 0.1%
Black & Decker Corp., 4.75%, 11/01/14	160,000	169,469
Fortune Brands, Inc., 5.38%, 01/15/16	585,000	616,077
MDC Holdings, Inc., 5.50%, 05/15/13	103,000	106,642
Toll Brothers Finance Corp., 6.88%, 11/15/12	5,000	5,382

		897,570

Household Products 0.1%
Kimberly-Clark Corp.
5.63%, 02/15/12	205,000	221,381
4.88%, 08/15/15	710,000	771,258
Procter & Gamble Co. (The)
4.85%, 12/15/15	123,000	135,984
5.80%, 08/15/34 (f)	405,000	437,669

		1,566,292

Industrial Conglomerates 0.1%
3M Co., 5.70%, 03/15/37	235,000	251,223
General Electric Co., 5.00%, 02/01/13	946,000	1,021,534

		1,272,757

Insurance 0.9%
ACE INA Holdings, Inc., 5.88%, 06/15/14	390,000	433,567
AIG Life Holdings US, Inc., 7.50%, 07/15/25	103,000	102,067
AIG SunAmerica Global Financing X, 6.90%, 03/15/32 (b)	287,000	286,004
Allstate Corp. (The)
6.13%, 02/15/12	176,000	190,132
7.50%, 06/15/13	425,000	487,511
6.13%, 12/15/32	82,000	84,984
5.55%, 05/09/35	62,000	60,762
5.95%, 04/01/36	82,000	84,553

16 Semiannual Report 2010

Corporate Bonds (continued)
	Principal Amount	Market Value

Insurance (continued)

6.13%, 05/15/37 (a)	$145,000	$136,300
6.50%, 05/15/57 (a)	145,000	139,200
American International Group, Inc.
5.05%, 10/01/15	103,000	97,167
5.60%, 10/18/16	290,000	273,800
Berkshire Hathaway Finance Corp., 4.85%, 01/15/15	1,326,000	1,445,121
Chubb Corp.
6.00%, 05/11/37	225,000	236,807
6.38%, 03/29/67 (a)	300,000	300,375
Genworth Financial, Inc.
5.75%, 06/15/14	62,000	63,652
6.50%, 06/15/34	144,000	129,918
Hartford Financial Services Group, Inc.
4.75%, 03/01/14	82,000	84,866
6.10%, 10/01/41	41,000	37,639
Infinity Property & Casualty Corp., Series B, 5.50%, 02/18/14	82,000	81,748
Lincoln National Corp., 6.15%, 04/07/36	410,000	409,447
Marsh & McLennan Cos., Inc.
6.25%, 03/15/12	72,000	77,334
5.75%, 09/15/15	327,000	350,849
MetLife, Inc.
6.13%, 12/01/11	445,000	475,458
5.50%, 06/15/14	185,000	201,652
5.70%, 06/15/35	336,000	332,712
6.40%, 12/15/36	350,000	330,750
Metropolitan Life Global Funding I, 5.13%, 06/10/14 (b)	480,000	519,249
Nationwide Financial Services, Inc., 6.75%, 05/15/37 (g)	75,000	64,125
Nationwide Mutual Insurance Co., 5.81%, 12/15/24 (a)(b)(g)	205,000	190,096
NLV Financial Corp., 7.50%, 08/15/33 (b)	51,000	48,425
Progressive Corp. (The)
6.25%, 12/01/32	113,000	118,360
6.70%, 06/15/37 (a)	270,000	267,560
Prudential Financial, Inc., 5.10%, 12/14/11	515,000	540,878
Prudential Financial, Inc.
Series B, 5.10%, 09/20/14	205,000	219,363
Series B, 5.75%, 07/15/33	103,000	101,423
RLI Corp., 5.95%, 01/15/14	82,000	84,255
Travelers Cos., Inc. (The)
5.75%, 12/15/17	340,000	373,918
6.25%, 03/15/37 (a)	300,000	295,043
Travelers Property Casualty Corp., 6.38%, 03/15/33	133,000	145,642
Western & Southern Financial Group, Inc., 5.75%, 07/15/33 (b)	103,000	89,594
Willis North America, Inc., 5.63%, 07/15/15	123,000	127,328
XL Capital Ltd., 5.25%, 09/15/14	541,000	565,503

		10,685,137

Machinery 0.1%
Caterpillar, Inc.
7.30%, 05/01/31	70,000	85,373
6.05%, 08/15/36	123,000	133,052
Deere & Co.
6.95%, 04/25/14	400,000	468,206
8.10%, 05/15/30	400,000	517,757
Dover Corp., 4.88%, 10/15/15	156,000	170,767
Stanley Black & Decker, Inc., 4.90%, 11/01/12	92,000	98,854

		1,474,009

Media 1.0%
CBS Corp.
5.63%, 08/15/12	310,000	333,171
7.88%, 07/30/30	55,000	62,427
5.50%, 05/15/33	82,000	73,442
Comcast Cable Holdings LLC, 9.80%, 02/01/12	213,000	240,883
Comcast Corp.
5.90%, 03/15/16	287,000	315,680
6.50%, 01/15/17	507,000	567,776
5.70%, 07/01/19	300,000	319,541
7.05%, 03/15/33	205,000	225,350
6.50%, 11/15/35	70,000	73,795
6.95%, 08/15/37	205,000	228,316
Historic TW, Inc., 6.88%, 06/15/18	122,000	140,151
News America Holdings, Inc.
9.25%, 02/01/13	82,000	96,444
8.00%, 10/17/16	82,000	99,406
News America, Inc.
5.30%, 12/15/14	433,000	475,880
7.28%, 06/30/28	53,000	58,070
6.55%, 03/15/33	450,000	478,274
6.20%, 12/15/34	170,000	174,552
Omnicom Group, Inc., 5.90%, 04/15/16	123,000	136,531
Time Warner Cable, Inc.
6.20%, 07/01/13	500,000	557,246
6.75%, 07/01/18	415,000	470,517
8.25%, 04/01/19	900,000	1,100,033
6.75%, 06/15/39	500,000	540,443

2010 Semiannual Report 17

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Media (continued)

Time Warner, Inc.
6.88%, 05/01/12	$1,964,000	$2,161,243
7.63%, 04/15/31	773,000	898,255
7.70%, 05/01/32	648,000	760,434
Viacom, Inc.
6.25%, 04/30/16	351,000	393,841
6.88%, 04/30/36	226,000	247,150
Walt Disney Co. (The)
Series B, 6.38%, 03/01/12	97,000	106,144
Series B, 6.20%, 06/20/14	687,000	777,659

		12,112,654

Metals & Mining 0.4%
Alcoa, Inc., 5.87%, 02/23/22	335,000	322,019
ArcelorMittal, 6.13%, 06/01/18	1,940,000	2,091,296
Barrick Gold Finance Co., 4.88%, 11/15/14	1,060,000	1,132,058
BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	225,000	248,247
Newmont Mining Corp., 5.88%, 04/01/35	164,000	163,951
Placer Dome, Inc., 6.38%, 03/01/33	96,000	102,559
Rio Tinto Alcan, Inc.
5.00%, 06/01/15	205,000	216,579
5.75%, 06/01/35	144,000	145,332
Vale Overseas Ltd., 6.88%, 11/21/36	556,000	583,704

		5,005,745

Multiline Retail 0.1%
Target Corp.
6.00%, 01/15/18	300,000	343,398
7.00%, 07/15/31	121,000	139,345
6.35%, 11/01/32	217,000	237,369

		720,112

Multi-Utilities 0.2%
Dominion Resources, Inc.
5.70%, 09/17/12	113,000	122,952
5.20%, 08/15/19	100,000	105,169
Dominion Resources, Inc., Series E, 6.30%, 03/15/33	308,000	332,290
Dominion Resources, Inc., Series B, 5.95%, 06/15/35	174,000	181,448
DTE Energy Co., 6.35%, 06/01/16	287,000	315,070
Puget Sound Energy, Inc., Series A, 5.48%, 06/01/35	103,000	99,645
SCANA Corp.
6.88%, 05/15/11	359,000	377,934
6.25%, 02/01/12	103,000	110,391
Sempra Energy, 6.00%, 10/15/39	540,000	552,901
Xcel Energy, Inc.
5.61%, 04/01/17	173,000	185,256
6.50%, 07/01/36	123,000	133,996

		2,517,052

Oil, Gas & Consumable Fuels 1.1%
Anadarko Petroleum Corp., 6.45%, 09/15/36	269,000	279,438
Apache Corp.
6.25%, 04/15/12	160,000	174,543
7.63%, 07/01/19	41,000	49,973
Canadian Natural Resources Ltd., 6.25%, 03/15/38	660,000	695,172
Cenovus Energy, Inc., 5.70%, 10/15/19 (b)	770,000	827,492
Chevron Corp., 3.95%, 03/03/14	415,000	441,762
Conoco Funding Co., 6.35%, 10/15/11	408,000	438,434
ConocoPhillips
4.75%, 10/15/12	270,000	291,363
4.60%, 01/15/15	450,000	486,619
5.90%, 10/15/32	123,000	130,608
6.50%, 02/01/39	300,000	346,406
ConocoPhillips Australia Funding Co., 5.50%, 04/15/13	226,000	249,354
Devon Energy Corp., 7.95%, 04/15/32	250,000	321,791
Devon Financing Corp. ULC, 6.88%, 09/30/11	297,000	319,602
EnCana Holdings Finance Corp., 5.80%, 05/01/14	791,000	878,677
Hess Corp., 7.30%, 08/15/31	196,000	228,459
Kinder Morgan Energy Partners LP
6.75%, 03/15/11	64,000	66,977
5.00%, 12/15/13	1,000,000	1,080,263
6.85%, 02/15/20	675,000	777,357
5.80%, 03/15/35	144,000	140,110
Marathon Oil Corp., 6.80%, 03/15/32	82,000	91,751
Murphy Oil Corp., 6.38%, 05/01/12	41,000	43,922
Occidental Petroleum Corp.
6.75%, 01/15/12	185,000	201,760

18 Semiannual Report 2010

Corporate Bonds (continued)
	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)

7.00%, 11/01/13	$250,000	$291,284
Pemex Project Funding Master Trust, 6.63%, 06/15/35	226,000	223,688
Petrobras International Finance Co., 5.75%, 01/20/20	1,080,000	1,096,917
Plains All American Pipeline LP/PAA Finance Corp., 5.63%, 12/15/13	230,000	249,249
PTT PCL, 5.88%, 08/03/35 (b)	123,000	121,331
Shell International Finance BV, 6.38%, 12/15/38	600,000	680,020
Texas Gas Transmission LLC, 4.60%, 06/01/15	123,000	128,911
Valero Energy Corp.
6.88%, 04/15/12	260,000	282,373
7.50%, 04/15/32	82,000	88,490
6.63%, 06/15/37	320,000	321,781
XTO Energy, Inc.
5.30%, 06/30/15	195,000	216,866
5.65%, 04/01/16	82,000	92,504
6.50%, 12/15/18	140,000	164,497
6.38%, 06/15/38	390,000	451,529

		12,971,273

Paper & Forest Products 0.2%
Celulosa Arauco y Constitucion SA, 5.13%, 07/09/13 (f)	123,000	128,665
International Paper Co.
5.85%, 10/30/12	30,000	32,437
5.30%, 04/01/15	144,000	152,983
9.38%, 05/15/19	1,515,000	1,927,068
Inversiones CMPC SA, 4.88%, 06/18/13 (b)	123,000	127,985

		2,369,138

Pharmaceuticals 1.0%
Abbott Laboratories
5.88%, 05/15/16	334,000	381,587
6.00%, 04/01/39	300,000	330,395
AstraZeneca PLC
5.40%, 06/01/14	155,000	172,355
5.90%, 09/15/17	300,000	339,737
6.45%, 09/15/37	140,000	160,457
Bristol-Myers Squibb Co., 5.25%, 08/15/13 (f)	825,000	910,501
Eli Lilly & Co.
6.00%, 03/15/12	205,000	223,959
5.20%, 03/15/17	800,000	870,137
7.13%, 06/01/25	82,000	96,734
GlaxoSmithKline Capital, Inc.
4.85%, 05/15/13	1,500,000	1,632,711
5.65%, 05/15/18	940,000	1,041,510
5.38%, 04/15/34	139,000	137,977
Johnson & Johnson, 4.95%, 05/15/33	537,000	530,450
Merck & Co., Inc.
4.75%, 03/01/15	396,000	430,904
6.40%, 03/01/28	51,000	57,889
5.95%, 12/01/28	113,000	121,582
Novartis Capital Corp., 4.13%, 02/10/14	275,000	293,388
Novartis Securities Investment Ltd., 5.13%, 02/10/19	330,000	354,646
Pfizer, Inc.
5.35%, 03/15/15	550,000	611,721
4.65%, 03/01/18 (f)	185,000	191,662
7.20%, 03/15/39	375,000	465,386
Pharmacia Corp., 6.60%, 12/01/28	123,000	138,612
Schering-Plough Corp., 5.30%, 12/01/13	800,000	895,296
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	98,000	105,727
Wyeth
5.50%, 02/01/14	472,000	523,609
5.50%, 02/15/16	241,000	270,065
6.50%, 02/01/34	144,000	164,616

		11,453,613

Real Estate Investment Trusts (REITs) 0.3%
AvalonBay Communities, Inc., 6.63%, 09/15/11	28,000	29,825
Boston Properties LP, 5.00%, 06/01/15	360,000	376,201
Camden Property Trust, 5.00%, 06/15/15	103,000	103,565
ERP Operating LP
5.25%, 09/15/14	278,000	294,487
5.38%, 08/01/16	205,000	216,212
HCP, Inc.
6.45%, 06/25/12	39,000	41,754
6.00%, 01/30/17	328,000	334,942
Health Care REIT, Inc., 6.00%, 11/15/13	123,000	132,734
Hospitality Properties Trust, 6.75%, 02/15/13	525,000	556,032
HRPT Properties Trust, 5.75%, 02/15/14	123,000	126,651
Liberty Property LP, 7.25%, 03/15/11	27,000	28,132
Simon Property Group LP
5.10%, 06/15/15	294,000	307,954
6.10%, 05/01/16	287,000	309,448

2010 Semiannual Report 19

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Real Estate Investment Trusts (continued)

Washington Real Estate Investment Trust, 5.25%, 01/15/14	$82,000	$85,639
Westfield Capital Corp. Ltd., 5.13%, 11/15/14 (b)	107,000	112,205

		3,055,781

Road & Rail 0.2%
Burlington Northern Santa Fe Corp., 7.95%, 08/15/30	144,000	179,417
CSX Corp.
6.75%, 03/15/11	92,000	96,369
5.50%, 08/01/13	308,000	335,181
Norfolk Southern Corp.
5.59%, 05/17/25	59,000	59,850
7.25%, 02/15/31	87,000	103,909
Union Pacific Corp.
5.13%, 02/15/14	1,000,000	1,079,677
5.38%, 06/01/33	43,000	40,808
6.25%, 05/01/34	164,000	175,492

		2,070,703

Software 0.2%
Microsoft Corp., 2.95%, 06/01/14	300,000	308,243
Oracle Corp.
3.75%, 07/08/14	905,000	949,928
5.25%, 01/15/16	548,000	608,998
5.00%, 07/08/19	100,000	106,583

		1,973,752

Specialty Retail 0.1%
Home Depot, Inc.
5.25%, 12/16/13	200,000	218,399
5.40%, 03/01/16	410,000	449,712
Lowe’s Cos., Inc., 6.50%, 03/15/29	164,000	185,637

		853,748

Thrifts & Mortgage Finance 0.1%
Countrywide Home Loans, Inc., Series L, 4.00%, 03/22/11	494,000	506,246
Golden West Financial Corp., 4.75%, 10/01/12	109,000	115,097

		621,343

Tobacco 0.2%
Altria Group, Inc.
9.70%, 11/10/18	600,000	754,554
9.25%, 08/06/19	400,000	494,113
10.20%, 02/06/39	420,000	578,619
Philip Morris International, Inc.
5.65%, 05/16/18	300,000	328,105
6.38%, 05/16/38	150,000	166,798

		2,322,189

Wireless Telecommunication Services 0.2%
America Movil SAB de CV
5.75%, 01/15/15	155,000	171,091
6.38%, 03/01/35	123,000	126,343
AT&T Mobility LLC, 7.13%, 12/15/31	287,000	330,412
New Cingular Wireless Services, Inc.
8.13%, 05/01/12	31,000	35,025
8.75%, 03/01/31	224,000	295,390
Rogers Communications, Inc., 7.25%, 12/15/12	540,000	610,623
Vodafone Group PLC
5.00%, 12/16/13	461,000	499,098
4.15%, 06/10/14	530,000	554,134
7.88%, 02/15/30	144,000	174,451
6.15%, 02/27/37	75,000	78,029

		2,874,596

Total Corporate Bonds (cost $209,865,619)		222,673,700

Municipal Bonds 0.6%

California 0.2%
State of California, Series 2009, 7.55%, 04/01/39	2,025,000	2,235,884

Illinois 0.2%
State of Illinois, Series 2003, 5.10%, 06/01/33	2,835,000	2,451,424

New Jersey 0.1%
New Jersey State Turnpike Authority, Series F, 7.41%, 01/01/40	715,000	858,772

New York 0.1%
Metropolitan Transportation Authority, Series C, 7.34%, 11/15/39	105,000	122,815

20 Semiannual Report 2010

Municipal Bonds (continued)
	Principal Amount	Market Value

New York (continued)

Port Authority of New York & New Jersey, Series 2009, 6.04%, 12/01/29	$460,000	$490,208

		613,023

Texas 0.0%†
City of Dallas, 5.50%, 02/15/24 (c)	492,000	492,044

Total Municipal Bonds (cost $6,450,438)		6,651,147

U.S. Government Mortgage Backed Agencies 35.9%

Fannie Mae Pool
Pool# 961563
5.00%, 02/01/23	1,083,051	1,144,772
Pool# 969977
5.00%, 05/01/23	6,252,252	6,608,557
Pool# 990972
6.00%, 09/01/23	579,424	623,810
Pool# AA2549
4.00%, 04/01/24	6,635,178	6,758,479
Pool# 935348
5.50%, 06/01/24	426,139	455,877
Pool# AC1374
4.00%, 08/01/24	772,878	787,241
Pool# AC1529
4.50%, 09/01/24	545,439	567,677
Pool# AC5377
4.50%, 10/01/24	1,353,325	1,408,501
Pool# 560868
7.50%, 02/01/31	1,860	2,102
Pool# 607212
7.50%, 10/01/31	35,809	40,478
Pool# 607559
6.50%, 11/01/31	1,660	1,829
Pool# 607632
6.50%, 11/01/31	302	332
Pool# 661664
7.50%, 09/01/32	20,268	22,921
Pool# 656559
6.50%, 02/01/33	134,055	147,700
Pool# 694846
6.50%, 04/01/33	23,226	25,531
Pool# 555421
5.00%, 05/01/33	22,280,670	23,265,197
Pool# 254767
5.50%, 06/01/33	6,907,354	7,331,581
Pool# 750229
6.50%, 10/01/33	134,061	147,371
Pool# 725424
5.50%, 04/01/34	8,449,374	8,968,306
Pool# 788027
6.50%, 09/01/34	108,175	118,374
Pool# 735141
5.50%, 01/01/35	4,430,051	4,693,823
Pool# 735227
5.50%, 02/01/35	4,698,226	4,977,966
Pool# 256023
6.00%, 12/01/35	3,552,345	3,801,268
Pool# 888596
6.50%, 07/01/37	7,207,157	7,798,820
Pool# 995050
6.00%, 09/01/37	33,352,711	35,606,449
Pool# 955194
7.00%, 11/01/37	2,374,618	2,625,552
Pool# 889072
6.50%, 12/01/37	1,113,683	1,205,109
Pool# 970320
5.50%, 02/01/38	6,036,513	6,366,358
Pool# AA6013
4.50%, 05/01/39	8,275,664	8,353,335
Pool# 190396
4.50%, 06/01/39	8,680,792	8,762,265
Pool# AA9611
4.00%, 07/01/39	4,409,913	4,317,811
Pool# AA9393
4.50%, 07/01/39	14,689,130	14,826,993
Pool# AA9809
4.50%, 07/01/39	10,740,221	10,841,022
Pool# 994002
4.00%, 08/01/39	3,542,147	3,468,168
Pool# AC1454
4.00%, 08/01/39	4,914,227	4,811,592
Pool# AC3486
4.50%, 08/01/39	5,860,932	5,923,265
Pool# AC1921
4.00%, 09/01/39	2,951,340	2,889,700
Pool# AC2651
4.00%, 10/01/39	1,088,310	1,065,580
Pool# AC8512
4.50%, 12/01/39	7,820,278	7,893,675
Pool# AD2888
4.50%, 04/01/40	3,194,448	3,224,429
Fannie Mae Pool TBA
5.50%, 05/25/25	22,000,000	23,509,068
4.50%, 05/12/39	3,400,000	3,427,625
5.00%, 05/25/40	11,900,000	12,316,500
Federal Home Loan Mortgage Corp. 4.50%, 05/01/19	12,900,000	13,407,938
Freddie Mac Gold Pool
Pool# E00394
7.50%, 09/01/10	966	980
Pool# M80898
4.50%, 02/01/11	134,146	137,846

2010 Semiannual Report 21

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)

Pool# M80904
4.50%, 03/01/11	$88,460	$90,900
Pool# M80917
4.50%, 05/01/11	22,709	22,809
Pool# M80926
4.50%, 07/01/11	82,408	84,323
Pool# M80934
4.50%, 08/01/11	113,829	116,969
Pool# G10940
6.50%, 11/01/11	1,311	1,321
Pool# G11130
6.00%, 12/01/11	10,632	10,901
Pool# M80981
4.50%, 07/01/12	51,975	53,746
Pool# E00507
7.50%, 09/01/12	691	734
Pool# G10749
6.00%, 10/01/12	15,745	16,866
Pool# M81009
4.50%, 02/01/13	27,959	28,897
Pool# E69050
6.00%, 02/01/13	14,478	15,599
Pool# E72896
7.00%, 10/01/13	4,946	5,281
Pool# G11612
6.00%, 04/01/14	5,392	5,528
Pool# E00677
6.00%, 06/01/14	33,291	35,706
Pool# E00802
7.50%, 02/01/15	19,662	21,229
Pool# G11001
6.50%, 03/01/15	11,798	12,721
Pool# G11003
7.50%, 04/01/15	941	1,015
Pool# G11164
7.00%, 05/01/15	2,940	3,177
Pool# E81396
7.00%, 10/01/15	668	724
Pool# E81394
7.50%, 10/01/15	5,713	6,202
Pool# E84097
6.50%, 12/01/15	2,353	2,537
Pool# E00938
7.00%, 01/01/16	7,408	8,027
Pool# E82132
7.00%, 01/01/16	1,571	1,702
Pool# E82815
6.00%, 03/01/16	5,887	6,346
Pool# E83231
6.00%, 04/01/16	1,672	1,804
Pool# E83233
6.00%, 04/01/16	4,483	4,838
Pool# G11972
6.00%, 04/01/16	97,180	104,767
Pool# E83046
7.00%, 04/01/16	1,043	1,130
Pool# E00975
6.00%, 05/01/16	25,049	26,983
Pool# E83355
6.00%, 05/01/16	6,046	6,525
Pool# E83636
6.00%, 05/01/16	10,872	11,734
Pool# E83933
6.50%, 05/01/16	462	499
Pool# E00985
6.00%, 06/01/16	13,561	14,611
Pool# E00987
6.50%, 06/01/16	11,707	12,627
Pool# E84236
6.50%, 06/01/16	3,277	3,542
Pool# E00996
6.50%, 07/01/16	1,530	1,651
Pool# E84912
6.50%, 08/01/16	7,070	7,640
Pool# E85117
6.50%, 08/01/16	4,278	4,624
Pool# E85387
6.00%, 09/01/16	13,034	14,068
Pool# E85800
6.50%, 10/01/16	3,355	3,626
Pool# E86183
6.00%, 11/01/16	2,191	2,365
Pool# E01083
7.00%, 11/01/16	3,363	3,647
Pool# G11207
7.00%, 11/01/16	7,902	8,564
Pool# E86746
5.50%, 12/01/16	30,036	32,320
Pool# E86533
6.00%, 12/01/16	5,185	5,596
Pool# E01095
6.00%, 01/01/17	5,911	6,378
Pool# E87584
6.00%, 01/01/17	4,563	4,924
Pool# E86995
6.50%, 01/01/17	11,972	12,938
Pool# E87291
6.50%, 01/01/17	18,746	20,259
Pool# E87446
6.50%, 01/01/17	3,366	3,642
Pool# E88076
6.00%, 02/01/17	5,643	6,098
Pool# E01127
6.50%, 02/01/17	9,396	10,173
Pool# E88055
6.50%, 02/01/17	36,919	39,956
Pool# E88106
6.50%, 02/01/17	19,628	21,243

22 Semiannual Report 2010

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)

Pool# E01137
6.00%, 03/01/17	$8,888	$9,595
Pool# E88134
6.00%, 03/01/17	1,964	2,122
Pool# E88474
6.00%, 03/01/17	8,128	8,782
Pool# E88768
6.00%, 03/01/17	19,693	21,254
Pool# E01138
6.50%, 03/01/17	5,361	5,803
Pool# E01139
6.00%, 04/01/17	41,022	44,305
Pool# E88729
6.00%, 04/01/17	7,660	8,277
Pool# E89149
6.00%, 04/01/17	11,076	11,969
Pool# E89151
6.00%, 04/01/17	6,739	7,282
Pool# E89217
6.00%, 04/01/17	7,328	7,918
Pool# E89222
6.00%, 04/01/17	41,439	44,777
Pool# E89347
6.00%, 04/01/17	2,480	2,680
Pool# E89496
6.00%, 04/01/17	6,399	6,915
Pool# E89203
6.50%, 04/01/17	4,531	4,904
Pool# E01140
6.00%, 05/01/17	35,322	38,165
Pool# E89530
6.00%, 05/01/17	26,454	28,585
Pool# E89746
6.00%, 05/01/17	58,193	62,881
Pool# E89788
6.00%, 05/01/17	5,823	6,292
Pool# E89909
6.00%, 05/01/17	8,878	9,593
Pool# G11409
6.00%, 05/01/17	54,781	59,126
Pool# E01156
6.50%, 05/01/17	14,421	15,608
Pool# E89924
6.50%, 05/01/17	34,535	37,376
Pool# B15071
6.00%, 06/01/17	112,580	121,509
Pool# E01157
6.00%, 06/01/17	25,461	27,521
Pool# E90194
6.00%, 06/01/17	6,765	7,310
Pool# E90227
6.00%, 06/01/17	6,069	6,558
Pool# E90313
6.00%, 06/01/17	2,951	3,188
Pool# E90591
5.50%, 07/01/17	34,774	37,505
Pool# E90594
6.00%, 07/01/17	23,065	24,923
Pool# E90645
6.00%, 07/01/17	39,724	42,924
Pool# E90667
6.00%, 07/01/17	6,681	7,219
Pool# E01186
5.50%, 08/01/17	79,698	85,598
Pool# E01205
6.50%, 08/01/17	11,391	12,324
Pool# G11295
5.50%, 09/01/17	52,062	56,151
Pool# G11458
6.00%, 09/01/17	15,698	16,914
Pool# G11434
6.50%, 01/01/18	14,747	15,937
Pool# E01311
5.50%, 02/01/18	893,375	960,392
Pool# G11399
5.50%, 04/01/18	74,810	80,498
Pool# B10210
5.50%, 10/01/18	161,156	173,913
Pool# B10653
5.50%, 11/01/18	112,217	121,100
Pool# B11548
5.50%, 12/01/18	66,741	72,024
Pool# G11531
5.50%, 02/01/19	37,240	40,187
Pool# B12908
5.50%, 03/01/19	53,229	57,409
Pool# E01604
5.50%, 03/01/19	70,561	76,008
Pool# B13430
5.50%, 04/01/19	60,806	65,582
Pool# B13600
5.50%, 04/01/19	51,646	55,702
Pool# B15396
5.50%, 06/01/19	83,341	89,886
Pool# G18007
6.00%, 07/01/19	33,976	36,756
Pool# G18006
5.50%, 08/01/19	61,103	65,902
Pool# B16087
6.00%, 08/01/19	60,042	64,954
Pool# G18022
5.50%, 11/01/19	134,699	145,278
Pool# B14288
5.50%, 12/01/19	72,489	78,182
Pool# B18437
5.50%, 05/01/20	66,867	71,993
Pool# G18062
6.00%, 06/01/20	56,229	60,794

2010 Semiannual Report 23

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)

Pool# J02325
5.50%, 07/01/20	$110,467	$118,936
Pool# J00718
5.00%, 12/01/20	523,802	558,563
Pool# J00935
5.00%, 12/01/20	74,888	79,858
Pool# J00854
5.00%, 01/01/21	274,870	293,112
Pool# J00871
5.00%, 01/01/21	117,732	125,545
Pool# J01049
5.00%, 01/01/21	1,125,856	1,200,571
Pool# G18096
5.50%, 01/01/21	46,033	49,561
Pool# J00855
5.50%, 01/01/21	143,077	154,046
Pool# J01189
5.00%, 02/01/21	91,501	97,173
Pool# J01279
5.50%, 02/01/21	103,324	110,922
Pool# J01256
5.00%, 03/01/21	70,669	75,049
Pool# J01414
5.00%, 03/01/21	60,345	64,086
Pool# J01576
5.00%, 04/01/21	312,403	331,768
Pool# J01570
5.50%, 04/01/21	70,744	75,946
Pool# J01633
5.50%, 04/01/21	283,286	304,117
Pool# J01757
5.00%, 05/01/21	122,937	130,558
Pool# J01771
5.00%, 05/01/21	44,609	47,374
Pool# J01833
5.00%, 05/01/21	56,341	59,834
Pool# J01879
5.00%, 05/01/21	102,424	108,773
Pool# J06015
5.00%, 05/01/21	142,046	150,851
Pool# J05950
5.50%, 05/01/21	382,723	410,866
Pool# G18122
5.00%, 06/01/21	101,610	107,909
Pool# G18123
5.50%, 06/01/21	161,769	173,664
Pool# J01980
6.00%, 06/01/21	84,697	91,414
Pool# J03074
5.00%, 07/01/21	97,023	103,037
Pool# J03028
5.50%, 07/01/21	68,896	73,963
Pool# G12245
6.00%, 07/01/21	59,775	64,516
Pool# G12310
5.50%, 08/01/21	44,607	47,887
Pool# G12348
6.00%, 08/01/21	106,642	115,101
Pool# G12412
5.50%, 11/01/21	57,898	62,156
Pool# C00351
8.00%, 07/01/24	1,294	1,488
Pool# D60780
8.00%, 06/01/25	3,361	3,863
Pool# D64617
8.00%, 10/01/25	743	734
Pool# D82854
7.00%, 10/01/27	3,284	3,679
Pool# C00566
7.50%, 12/01/27	5,040	5,729
Pool# C00678
7.00%, 11/01/28	7,357	8,235
Pool# C18271
7.00%, 11/01/28	3,976	4,451
Pool# C00836
7.00%, 07/01/29	2,913	3,259
Pool# A16201
7.00%, 08/01/29	14,715	16,464
Pool# C31282
7.00%, 09/01/29	506	566
Pool# C31285
7.00%, 09/01/29	6,861	7,677
Pool# A18212
7.00%, 11/01/29	91,691	102,588
Pool# C32914
8.00%, 11/01/29	4,030	4,632
Pool# C37436
8.00%, 01/01/30	4,428	5,090
Pool# C36306
7.00%, 02/01/30	2,088	2,335
Pool# C36429
7.00%, 02/01/30	4,214	4,713
Pool# C00921
7.50%, 02/01/30	4,204	4,789
Pool# G01108
7.00%, 04/01/30	2,313	2,588
Pool# C37703
7.50%, 04/01/30	3,040	3,463
Pool# C41561
8.00%, 08/01/30	1,867	2,145
Pool# C01051
8.00%, 09/01/30	7,574	8,451
Pool# C43550
7.00%, 10/01/30	7,579	8,477
Pool# C44017
7.50%, 10/01/30	693	790
Pool# C43967
8.00%, 10/01/30	34,344	39,474

24 Semiannual Report 2010

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)

Pool# C44978
7.00%, 11/01/30	$1,505	$1,683
Pool# C44957
8.00%, 11/01/30	4,005	4,603
Pool# C01106
7.00%, 12/01/30	36,963	41,343
Pool# C01103
7.50%, 12/01/30	3,410	3,884
Pool# C01116
7.50%, 01/01/31	3,181	3,624
Pool# C46932
7.50%, 01/01/31	4,968	5,660
Pool# C47287
7.50%, 02/01/31	4,514	5,142
Pool# C48851
7.00%, 03/01/31	6,632	7,396
Pool# G01217
7.00%, 03/01/31	32,985	36,893
Pool# C48206
7.50%, 03/01/31	3,928	4,468
Pool# C53324
7.00%, 06/01/31	8,392	9,358
Pool# C01209
8.00%, 06/01/31	1,994	2,292
Pool# C54792
7.00%, 07/01/31	35,049	39,087
Pool# C55071
7.50%, 07/01/31	595	678
Pool# G01309
7.00%, 08/01/31	8,176	9,118
Pool# C01222
7.00%, 09/01/31	6,088	6,790
Pool# G01311
7.00%, 09/01/31	48,988	54,791
Pool# G01315
7.00%, 09/01/31	1,902	2,127
Pool# C58647
7.00%, 10/01/31	2,299	2,564
Pool# C58694
7.00%, 10/01/31	13,264	14,792
Pool# C60012
7.00%, 11/01/31	1,711	1,908
Pool# C61298
8.00%, 11/01/31	5,058	5,813
Pool# C61105
7.00%, 12/01/31	5,480	6,111
Pool# C01305
7.50%, 12/01/31	3,713	4,232
Pool# C62218
7.00%, 01/01/32	5,378	5,998
Pool# C63171
7.00%, 01/01/32	18,933	21,114
Pool# C64121
7.50%, 02/01/32	5,526	6,298
Pool# C01345
7.00%, 04/01/32	26,493	29,531
Pool# C66744
7.00%, 04/01/32	948	1,057
Pool# G01391
7.00%, 04/01/32	80,168	89,666
Pool# C65717
7.50%, 04/01/32	7,615	8,675
Pool# C01370
8.00%, 04/01/32	4,732	5,422
Pool# C66916
7.00%, 05/01/32	22,058	24,587
Pool# C67235
7.00%, 05/01/32	47,438	52,876
Pool# C01381
8.00%, 05/01/32	33,298	38,280
Pool# C68290
7.00%, 06/01/32	8,800	9,809
Pool# C68300
7.00%, 06/01/32	38,668	43,102
Pool# C68307
8.00%, 06/01/32	1,196	1,242
Pool# G01449
7.00%, 07/01/32	57,026	63,782
Pool# C68988
7.50%, 07/01/32	3,090	3,514
Pool# C69908
7.00%, 08/01/32	34,872	38,870
Pool# C70211
7.00%, 08/01/32	31,563	35,182
Pool# C71089
7.50%, 09/01/32	11,045	12,583
Pool# G01536
7.00%, 03/01/33	41,549	46,313
Pool# A16419
6.50%, 11/01/33	32,788	35,997
Pool# A16522
6.50%, 12/01/33	176,822	194,126
Pool# A17177
6.50%, 12/01/33	11,125	12,214
Pool# A17262
6.50%, 12/01/33	34,417	37,785
Pool# C01806
7.00%, 01/01/34	26,725	29,789
Pool# A21356
6.50%, 04/01/34	117,643	128,862
Pool# C01851
6.50%, 04/01/34	109,370	119,800
Pool# A22067
6.50%, 05/01/34	174,833	191,506
Pool# A24301
6.50%, 05/01/34	89,206	97,713
Pool# A24988
6.50%, 07/01/34	86,551	94,805

2010 Semiannual Report 25

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)

Pool# G01741
6.50%, 10/01/34	$79,133	$87,026
Pool# G08023
6.50%, 11/01/34	132,057	144,651
Pool# A33137
6.50%, 01/01/35	28,576	31,301
Pool# A31989
6.50%, 04/01/35	43,702	47,624
Pool# G08064
6.50%, 04/01/35	75,416	82,184
Pool# G01947
7.00%, 05/01/35	64,203	71,564
Pool# G01837
5.00%, 07/01/35	9,063,000	9,430,902
Pool# A37135
5.50%, 09/01/35	2,107,014	2,233,457
Pool# A46935
6.50%, 09/01/35	34,610	37,716
Pool# A38255
5.50%, 10/01/35	1,701,744	1,803,866
Pool# A38531
5.50%, 10/01/35	2,120,806	2,248,076
Pool# G08088
6.50%, 10/01/35	433,077	471,941
Pool# A39759
5.50%, 11/01/35	128,372	136,076
Pool# A47682
6.50%, 11/01/35	317,050	345,502
Pool# A40376
5.50%, 12/01/35	104,946	111,244
Pool# A42305
5.50%, 01/01/36	671,929	711,202
Pool# A41548
7.00%, 01/01/36	82,909	91,946
Pool# G08111
5.50%, 02/01/36	2,665,257	2,821,036
Pool# A43672
6.50%, 02/01/36	27,356	29,742
Pool# A48303
7.00%, 02/01/36	40,710	45,005
Pool# A43452
5.50%, 03/01/36	37,425	39,612
Pool# A43861
5.50%, 03/01/36	2,033,216	2,152,053
Pool# A43884
5.50%, 03/01/36	1,557,357	1,650,814
Pool# A43885
5.50%, 03/01/36	1,223,889	1,295,423
Pool# A43886
5.50%, 03/01/36	2,083,082	2,204,833
Pool# A48378
5.50%, 03/01/36	1,015,027	1,074,354
Pool# G08116
5.50%, 03/01/36	505,335	534,871
Pool# A43534
6.50%, 03/01/36	134,628	146,373
Pool# A48735
5.50%, 05/01/36	201,326	213,093
Pool# G08136
6.50%, 06/01/36	105,821	115,053
Pool# A49960
7.00%, 06/01/36	12,816	14,168
Pool# A53039
6.50%, 10/01/36	217,483	236,456
Pool# A53219
6.50%, 10/01/36	145,576	158,276
Pool# A57803
6.50%, 02/01/37	525,538	571,386
Pool# A64982
6.50%, 08/01/37	431,478	468,580
Pool# A66192
6.50%, 09/01/37	559,796	607,933
Pool# A72132
6.50%, 01/01/38	262,048	284,581
Pool# A73421
6.50%, 02/01/38	53,548	58,153
Pool# A74187
6.50%, 02/01/38	144,320	156,654
Pool# G04251
6.50%, 04/01/38	92,685	100,606
Pool# G04473
5.50%, 06/01/38	11,791,163	12,470,456
Pool# A79540
6.50%, 07/01/38	86,769	94,185
Pool# G04569
6.50%, 08/01/38	91,366	99,223
Pool# A81341
6.00%, 09/01/38	10,958,472	11,742,642
Pool# A81998
6.50%, 09/01/38	129,467	140,532
Pool# A82297
6.50%, 10/01/38	259,206	281,359
Pool# A83464
6.50%, 11/01/38	136,523	148,191
Pool# G05232
6.50%, 12/01/38	523,422	568,156
Pool# A84168
6.50%, 01/01/39	118,701	128,845
Pool# A84252
6.50%, 01/01/39	151,413	164,338
Pool# A84287
6.50%, 01/01/39	150,802	163,769
Pool# A84584
6.50%, 02/01/39	143,179	155,416
Pool# A85442
5.00%, 03/01/39	8,657,909	8,982,310
Pool# G05459
5.50%, 05/01/39	8,847,170	9,355,975

26 Semiannual Report 2010

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Freddie Mac Gold Pool (continued)

Pool# A88133
4.50%, 08/01/39	$5,281,931	$5,332,329
Pool# A87958
6.00%, 08/01/39	4,262,596	4,567,194
Pool# A91165
5.00%, 02/01/40	22,854,330	23,710,655
Pool# A91538
4.50%, 03/01/40	3,492,187	3,525,508
Ginnie Mae I Pool
Pool# 279461
9.00%, 11/15/19	1,620	1,844
Pool# 376510
7.00%, 05/15/24	4,343	4,855
Pool# 457801
7.00%, 08/15/28	5,516	6,186
Pool# 486936
6.50%, 02/15/29	4,637	5,130
Pool# 502969
6.00%, 03/15/29	16,657	18,140
Pool# 487053
7.00%, 03/15/29	6,873	7,712
Pool# 781014
6.00%, 04/15/29	13,661	14,878
Pool# 509099
7.00%, 06/15/29	3,273	3,673
Pool# 470643
7.00%, 07/15/29	12,963	14,545
Pool# 434505
7.50%, 08/15/29	713	806
Pool# 416538
7.00%, 10/15/29	1,204	1,350
Pool# 524269
8.00%, 11/15/29	7,206	7,421
Pool# 781124
7.00%, 12/15/29	26,376	29,589
Pool# 525561
8.00%, 01/15/30	2,647	3,039
Pool# 507396
7.50%, 09/15/30	70,298	79,467
Pool# 531352
7.50%, 09/15/30	6,800	7,687
Pool# 536334
7.50%, 10/15/30	826	934
Pool# 540659
7.00%, 01/15/31	799	897
Pool# 486019
7.50%, 01/15/31	2,169	2,457
Pool# 535388
7.50%, 01/15/31	2,858	3,236
Pool# 537406
7.50%, 02/15/31	1,318	1,493
Pool# 528589
6.50%, 03/15/31	62,289	68,825
Pool# 508473
7.50%, 04/15/31	10,545	11,943
Pool# 544470
8.00%, 04/15/31	3,007	3,101
Pool# 781287
7.00%, 05/15/31	14,599	16,388
Pool# 549742
7.00%, 07/15/31	4,838	5,434
Pool# 781319
7.00%, 07/15/31	4,568	5,130
Pool# 485879
7.00%, 08/15/31	16,061	18,039
Pool# 572554
6.50%, 09/15/31	124,248	137,286
Pool# 555125
7.00%, 09/15/31	2,496	2,803
Pool# 781328
7.00%, 09/15/31	13,742	15,426
Pool# 550991
6.50%, 10/15/31	5,277	5,831
Pool# 571267
7.00%, 10/15/31	1,347	1,513
Pool# 547948
6.50%, 11/15/31	6,675	7,376
Pool# 574837
7.50%, 11/15/31	2,269	2,568
Pool# 555171
6.50%, 12/15/31	1,669	1,844
Pool# 781380
7.50%, 12/15/31	4,130	4,670
Pool# 781481
7.50%, 01/15/32	21,387	24,175
Pool# 580972
6.50%, 02/15/32	3,193	3,510
Pool# 781401
7.50%, 02/15/32	11,730	13,271
Pool# 781916
6.50%, 03/15/32	274,027	301,433
Pool# 552474
7.00%, 03/15/32	9,161	10,293
Pool# 781478
7.50%, 03/15/32	7,274	8,221
Pool# 781429
8.00%, 03/15/32	11,450	13,183
Pool# 781431
7.00%, 04/15/32	49,908	56,058
Pool# 568715
7.00%, 05/15/32	38,250	42,977
Pool# 552616
7.00%, 06/15/32	55,643	62,520
Pool# 570022
7.00%, 07/15/32	74,690	83,920
Pool# 583645
8.00%, 07/15/32	5,258	6,029

2010 Semiannual Report 27

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Ginnie Mae I Pool (continued)

Pool# 595077
6.00%, 10/15/32	$36,365	$39,602
Pool# 596657
7.00%, 10/15/32	4,804	5,398
Pool# 552903
6.50%, 11/15/32	264,086	290,313
Pool# 552952
6.00%, 12/15/32	34,703	37,793
Pool# 588192
6.00%, 02/15/33	17,370	18,873
Pool# 602102
6.00%, 02/15/33	22,278	24,205
Pool# 553144
5.50%, 04/15/33	150,258	160,804
Pool# 604243
6.00%, 04/15/33	72,462	78,733
Pool# 611526
6.00%, 05/15/33	30,761	33,423
Pool# 631924
6.00%, 05/15/33	65,407	71,067
Pool# 553320
6.00%, 06/15/33	80,451	87,413
Pool# 572733
6.00%, 07/15/33	8,145	8,850
Pool# 573916
6.00%, 11/15/33	66,844	72,628
Pool# 604788
6.50%, 11/15/33	165,141	181,129
Pool# 604875
6.00%, 12/15/33	157,552	171,185
Pool# 781688
6.00%, 12/15/33	156,977	170,770
Pool# 781690
6.00%, 12/15/33	66,557	72,451
Pool# 781699
7.00%, 12/15/33	25,370	28,494
Pool# 621856
6.00%, 01/15/34	52,600	56,954
Pool# 564799
6.00%, 03/15/34	361,809	391,760
Pool# 630038
6.50%, 08/15/34	121,265	132,778
Pool# 781804
6.00%, 09/15/34	217,095	235,310
Pool# 781847
6.00%, 12/15/34	198,852	215,517
Pool# 486921
5.50%, 02/15/35	78,923	84,277
Pool# 781902
6.00%, 02/15/35	172,200	186,117
Pool# 649454
5.50%, 09/15/35	894,289	954,961
Pool# 649510
5.50%, 10/15/35	1,241,703	1,325,945
Pool# 649513
5.50%, 10/15/35	1,750,651	1,869,422
Pool# 652207
5.50%, 03/15/36	1,431,269	1,525,688
Pool# 652539
5.00%, 05/15/36	121,506	127,137
Pool# 655519
5.00%, 05/15/36	155,605	162,816
Pool# 606308
5.50%, 05/15/36	233,355	248,749
Pool# 606314
5.50%, 05/15/36	104,275	111,154
Pool# 657912
6.50%, 08/15/36	62,367	67,703
Pool# 704630
5.50%, 07/15/39	347,451	369,557
Pool# 722292
5.00%, 09/15/39	5,115,452	5,346,127
Ginnie Mae I Pool TBA
5.00%, 05/15/37	3,400,000	3,545,030
4.50%, 05/19/39	1,000,000	1,015,312
5.50%, 05/15/40	4,600,000	4,883,185
6.00%, 05/15/40	7,400,000	7,935,346
Government National Mortgage Association
Pool# 655457
6.00%, 05/15/36	94,327	101,516
Pool# 656666
6.00%, 06/15/36	443,128	476,902

Total U.S. Government Mortgage Backed Agencies (cost $407,633,252)		415,013,762

Sovereign Bonds 2.3%

BRAZIL 0.1%
Brazilian Government International Bond, 7.13%, 01/20/37	1,345,000	1,540,025

CANADA 0.6%
Canada Government International Bond, 2.38%, 09/10/14	2,145,000	2,153,447
Province of British Columbia Canada, 4.30%, 05/30/13	111,000	118,943
Province of Manitoba Canada, 5.00%, 02/15/12	275,000	293,740
Province of Nova Scotia Canada, 5.13%, 01/26/17	615,000	681,071

28 Semiannual Report 2010

Sovereign Bonds (continued)
	Principal Amount	Market Value

CANADA (continued)

Province of Ontario Canada
4.38%, 02/15/13	$297,000	$316,882
4.10%, 06/16/14	1,845,000	1,956,790
4.50%, 02/03/15	463,000	498,557
4.75%, 01/19/16	205,000	222,098
Province of Quebec Canada
4.60%, 05/26/15	246,000	266,009
7.50%, 09/15/29	402,000	532,993

		7,040,530

CHILE 0.0%†
Chile Government International Bond, 5.50%, 01/15/13	123,000	134,070

CHINA 0.0%†
China Government International Bond, 4.75%, 10/29/13	205,000	222,961

ITALY 0.2%
Italian Republic
4.38%, 06/15/13	390,000	415,498
4.50%, 01/21/15	652,000	687,278
4.75%, 01/25/16	287,000	301,777
6.88%, 09/27/23	174,000	201,289
5.38%, 06/15/33	584,000	587,510

		2,193,352

MEXICO 0.2%
Mexico Government International Bond
6.38%, 01/16/13	545,000	599,500
6.75%, 09/27/34	1,223,000	1,326,955

		1,926,455

PERU 0.1%
Peru Government International Bond, 7.13%, 03/30/19	605,000	711,601

POLAND 0.0%†
Poland Government International Bond, 5.00%, 10/19/15	156,000	164,804

SOUTH AFRICA 0.0%†
South Africa Government International Bond, 6.50%, 06/02/14	144,000	158,760

SOUTH KOREA 0.0%†
Republic of Korea, 4.25%, 06/01/13	492,000	518,391

SUPRANATIONAL 0.7%
Asian Development Bank, 2.63%, 02/09/15 (f)	2,765,000	2,783,960
Corp. Andina de Fomento, 6.88%, 03/15/12	164,000	179,456
European Investment Bank
3.00%, 04/08/14	905,000	930,731
4.63%, 05/15/14	630,000	686,060
4.63%, 10/20/15 (f)	1,675,000	1,820,668
5.13%, 09/13/16	250,000	277,757
Inter-American Development Bank
5.00%, 04/05/11	250,000	260,077
5.13%, 09/13/16	65,000	72,411
6.80%, 10/15/25	287,000	339,975
International Bank for Reconstruction & Development, 7.63%, 01/19/23	677,000	904,620

		8,255,715

SWEDEN 0.4%
Svensk Exportkredit AB, 4.88%, 09/29/11	4,101,000	4,319,752

Total Sovereign Bonds (cost $25,998,183)		27,186,416

U.S. Government Sponsored & Agency Obligations 7.2%

Federal Farm Credit Bank 4.88%, 01/17/17	375,000	410,318
Federal Home Loan Banks
4.00%, 09/06/13	3,055,000	3,269,201
3.63%, 10/18/13	3,500,000	3,699,402
4.88%, 05/17/17	605,000	660,837
5.25%, 06/05/17	4,900,000	5,450,040
Federal Home Loan Mortgage Corp.
2.75%, 04/11/11 (f)	13,765,000	14,041,635
1.63%, 04/26/11	2,125,000	2,146,890
3.88%, 06/29/11	3,160,000	3,276,184
5.13%, 07/15/12	4,234,000	4,593,539
4.88%, 11/15/13	5,292,000	5,816,606
3.75%, 03/27/19 (f)	1,475,000	1,458,011
6.75%, 09/15/29 (f)	388,000	471,496
6.25%, 07/15/32	865,000	1,024,494

2010 Semiannual Report 29

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Sponsored & Agency Obligations (continued)
	Principal Amount	Market Value

Federal National Mortgage Association
5.38%, 11/15/11	$2,434,000	$2,600,817
1.75%, 08/10/12 (f)	4,490,000	4,533,477
2.50%, 05/15/14	2,280,000	2,306,386
3.00%, 09/16/14	715,000	733,244
4.63%, 10/15/14	1,236,000	1,350,473
5.00%, 04/15/15 (f)	1,132,000	1,258,453
4.38%, 10/15/15	82,000	88,258
5.38%, 06/12/17	7,505,000	8,376,331
6.25%, 05/15/29	750,000	877,970
Financing Corp. (FICO) 9.80%, 11/30/17	12,000	16,639
Tennessee Valley Authority
6.25%, 12/15/17	35,000	40,927
4.50%, 04/01/18	3,365,000	3,546,071
U.S. Treasury Note
1.00%, 04/30/12	5,740,000	5,743,616
2.75%, 02/15/19	5,305,000	4,997,888

Total U.S. Government Sponsored & Agency Obligations (cost $79,969,947)		82,789,203

U.S. Treasury Bonds 4.2%

U.S. Treasury Bond
3.50%, 02/15/39	515,000	430,267
4.25%, 05/15/39	3,095,000	2,955,242
4.38%, 11/15/39 (f)	8,080,000	7,878,000
4.50%, 02/15/36 (f)	2,610,000	2,623,864
4.50%, 05/15/38	2,370,000	2,369,261
4.50%, 08/15/39	1,285,000	1,278,575
4.63%, 02/15/40	4,525,000	4,596,409
5.00%, 05/15/37	215,000	233,073
6.25%, 08/15/23	5,869,000	7,178,521
6.38%, 08/15/27	8,070,000	10,136,679
6.88%, 08/15/25	633,000	824,581
8.00%, 11/15/21	2,655,000	3,670,537
8.13%, 08/15/19	1,500,000	2,041,758
8.50%, 02/15/20	1,700,000	2,379,203

Total U.S. Treasury Bonds (cost $48,747,276)		48,595,970

U.S. Treasury Notes 25.4%

U.S. Treasury Note
0.88%, 03/31/11 (f)	3,760,000	3,775,273
0.88%, 04/30/11	4,420,000	4,437,954
0.88%, 02/29/12 (f)	7,685,000	7,682,925
1.00%, 09/30/11	5,010,000	5,033,091
1.13%, 06/30/11 (f)	2,280,000	2,296,297
1.13%, 12/15/12	18,000,000	17,919,846
1.38%, 05/15/12	5,500,000	5,543,401
1.38%, 09/15/12 (f)	19,585,000	19,685,980
1.38%, 02/15/13 (f)	28,320,000	28,297,882
1.50%, 12/31/13	7,000,000	6,914,684
1.75%, 08/15/12 (f)	9,756,000	9,900,057
1.75%, 03/31/14 (f)	3,345,000	3,317,039
1.88%, 06/15/12 (f)	6,005,000	6,113,372
1.88%, 02/28/14 (f)	4,000,000	3,991,248
1.88%, 04/30/14	7,475,000	7,436,459
2.13%, 11/30/14 (f)	3,520,000	3,499,376
2.25%, 05/31/14 (f)	8,490,000	8,558,981
2.38%, 08/31/14 (f)	5,570,000	5,621,350
2.38%, 09/30/14 (f)	9,535,000	9,603,538
2.38%, 02/28/15 (f)	1,990,000	1,991,254
2.50%, 03/31/15 (f)	18,000,000	18,090,000
2.63%, 04/30/16 (f)	3,055,000	3,020,870
3.00%, 09/30/16	1,325,000	1,326,966
3.00%, 02/28/17	1,845,000	1,836,207
3.25%, 12/31/16	9,325,000	9,439,381
3.38%, 11/15/19	9,370,000	9,174,551
3.63%, 12/31/12 (f)	2,960,000	3,142,224
3.63%, 08/15/19	17,995,000	18,023,108
3.63%, 02/15/20	2,895,000	2,886,405
3.88%, 10/31/12	3,365,000	3,587,669
4.00%, 02/15/15 (f)	1,400,000	1,507,187
4.00%, 08/15/18	4,425,000	4,617,213
4.13%, 05/15/15 (f)	1,533,000	1,658,873
4.25%, 09/30/12 (f)	2,585,000	2,775,644
4.25%, 11/15/17 (f)	12,415,000	13,285,018
4.50%, 09/30/11 (f)	16,030,000	16,901,006
4.50%, 05/15/17	3,595,000	3,921,922
4.63%, 02/29/12	7,134,000	7,623,071
4.63%, 02/15/17 (f)	3,060,000	3,366,716
4.75%, 05/31/12	3,535,000	3,807,860
4.88%, 08/15/16 (f)	1,833,000	2,048,949

Total U.S. Treasury Notes (cost $290,080,125)		293,660,847

Yankee Dollars 0.7%

Chemicals 0.1%
Potash Corp of Saskatchewan, Inc.
7.75%, 05/31/11	29,000	31,042
4.88%, 03/01/13	115,000	123,471
5.88%, 12/01/36	375,000	382,407

		536,920

Commercial Banks 0.0%†
Westpac Banking Corp., 4.63%, 06/01/18	103,000	101,390

30 Semiannual Report 2010

Yankee Dollars (continued)
	Principal Amount	Market Value

Diversified Financial Services 0.1%
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	$760,000	$860,002

Electric Utilities 0.0%†
Hydro Quebec
8.40%, 01/15/22	153,000	200,851
8.88%, 03/01/26*	109,000	148,527

		349,378

Energy Equipment & Services 0.1%
Burlington Resources Finance Co.
6.40%, 08/15/11	86,000	91,316
6.50%, 12/01/11	144,000	156,049
EnCana Corp.
4.75%, 10/15/13	236,000	254,641
6.50%, 08/15/34	250,000	273,339
Weatherford International Ltd., 5.50%, 02/15/16	51,000	55,219

		830,564

Gas Utilities 0.1%
Enbridge, Inc., 5.60%, 04/01/17	750,000	815,576
TransCanada Pipelines Ltd., 5.85%, 03/15/36	500,000	515,611

		1,331,187

Insurance 0.0%†
Montpelier Re Holdings Ltd., 6.13%, 08/15/13	51,000	52,776

Metals & Mining 0.0%†
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	61,236
Rio Tinto Alcan, Inc.
6.45%, 03/15/11	31,000	32,324
4.50%, 05/15/13	158,000	166,626
Vale Inco Ltd., 7.75%, 05/15/12	123,000	135,695
Xstrata Canada Corp., 6.20%, 06/15/35	123,000	121,770

		517,651

Oil, Gas & Consumable Fuels 0.2%
Canadian Natural Resources Ltd., 4.90%, 12/01/14	195,000	209,413
Nexen, Inc.
5.05%, 11/20/13	105,000	113,247
5.20%, 03/10/15	250,000	267,164
5.88%, 03/10/35	92,000	91,114
6.40%, 05/15/37	250,000	264,015
Petro-Canada, 5.95%, 05/15/35	189,000	189,755
Statoil ASA, 6.80%, 01/15/28	425,000	483,872
Suncor Energy, Inc., 6.10%, 06/01/18	605,000	667,695
Talisman Energy, Inc.
7.25%, 10/15/27	92,000	106,745
5.75%, 05/15/35	250,000	245,795

		2,638,815

Road & Rail 0.1%
Canadian National Railway Co.
4.40%, 03/15/13	515,000	547,876
6.90%, 07/15/28	168,000	198,486
6.20%, 06/01/36	164,000	182,257

		928,619

Total Yankee Dollars (cost $7,591,014)		8,147,302

Mutual Fund 7.1%

	Shares	Market Value

Money Market Fund 7.1%
Invesco AIM Liquid Assets Portfolio, 0.15% (h)	81,716,202	81,716,202

Total Mutual Fund (cost $81,716,202)		81,716,202

Repurchase Agreement 0.2%

	Principal Amount	Market Value

Morgan Stanley, 0.19%, dated 04/30/10, due 05/03/10, repurchase price $1,778,280 collateralized by U.S. Government Agency Mortgage securities, 4.00% - 6.00%, maturing 07/01/23 - 04/01/40; total market value of $1,813,999. (i)	1,778,252	1,778,252

Total Repurchase Agreement (cost $1,778,252)		1,778,252

Total Investments Before TBA Sale Commitments (cost $1,199,405,391) — 106.7%		1,231,527,866

2010 Semiannual Report 31

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Bond Index Fund (Continued)

Repurchase Agreement (continued)

TBA Sale Commitments 0.8%

U.S. Government TBA’s
Fannie Mae Pool TBA 6.00%, 05/12/39	$(8,700,000)	(9,288,607)

Total TBA Sale Commitment (proceeds $9,234,234)		$(9,288,607)

Total Investments (cost $1,190,171,157) (j) — 105.9%		1,222,239,259

Liabilities in excess of other assets — (5.9)%		(67,624,210)

NET ASSETS — 100.0%		$1,154,615,049

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2010. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2010 was $6,454,542 which represents 0.56% of net assets.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2010.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2010.

(e)	Perpetual bond security. The maturity date reflects the next call date.

(f)	The security or a portion of this security is on loan at April 30, 2010. The total value of securities on loan at April 30, 2010 was $185,507,837.

(g)	Investment in affiliate.

(h)	Represents 7-day effective yield as of April 30, 2010.

(i)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of April 30, 2010 was $1,778,252.

(j)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

ASA	Stock Corporation

BV	Private Limited Liability Company

FICO	Fair Isaac Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PCL	Public Company Limited

PLC	Public Limited Company

SA	Stock Company

SAB de CV	Public Traded Company

TBA	To Be Announced

UK	United Kingdom

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

32 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Bond Index Fund

Assets:
Investments, at value (cost $1,197,627,139)*	$1,229,749,614
Repurchase agreements, at value and cost	1,778,252

Total Investments	1,231,527,866

Cash	130,891
Interest and dividends receivable	8,542,004
Security lending income receivable	6,860
Receivable for investments sold	30,683,687
Receivable for capital shares issued	371,994
Reclaims receivable	2,979
Prepaid expenses and other assets	40,293

Total Assets	1,271,306,574

Liabilities:
Payable for investments purchased	104,160,780
Distributions payable	28,169
Payable for capital shares redeemed	919,575
TBA sale commitments (proceeds $9,234,234)	9,288,607
Payable for interest income on TBA sale commitments	17,400
Payable upon return of securities loaned (Note 2)	1,778,252
Accrued expenses and other payables:
Investment advisory fees	129,259
Fund administration fees	108,498
Distribution fees	33,252
Administrative servicing fees	45,558
Accounting and transfer agent fees	85,163
Trustee fees	9,138
Custodian fees	3,280
Compliance program costs (Note 3)	8,364
Professional fees	46,972
Printing fees	12,723
Other	16,535

Total Liabilities	116,691,525

Net Assets	$1,154,615,049

Represented by:
Capital	$1,131,540,882
Accumulated net investment loss	(2,375,227)
Accumulated net realized losses from investment transactions	(6,618,708)
Net unrealized appreciation/(depreciation) from investments	32,068,102

Net Assets	$1,154,615,049

Net Assets:
Class A Shares	$161,152,474
Class B Shares	486,510
Class C Shares	211,393
Institutional Class Shares	992,764,672

Total	$1,154,615,049

*	Includes value of securities on loan of $185,507,837 (Note 2)

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 33

Statement of Assets and Liabilities (Continued)

Nationwide
Bond Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	14,381,592
Class B Shares	43,409
Class C Shares	18,856
Institutional Class Shares	88,725,298

Total	103,169,155

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.21
Class B Shares (a)	$11.21
Class C Shares (b)	$11.21
Institutional Class Shares	$11.19
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.89

Maximum Sales Charge: Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

34 Semiannual Report 2010

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Bond Index Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$19,656,445
Interest income from affiliates	8,490
Dividend income	78,166
Income from securities lending (Note 2)	39,084
Foreign tax withholding	(1,987)

Total Income	19,780,198

EXPENSES:
Investment advisory fees	1,200,508
Fund administration fees	622,979
Distribution fees Class A	183,826
Distribution fees Class B	2,483
Distribution fees Class C	1,094
Administrative servicing fees Class A	114,416
Registration and filing fees	26,176
Professional fees	59,200
Printing fees	23,079
Trustee fees	26,890
Custodian fees	19,537
Accounting and transfer agent fees	88,905
Compliance program costs (Note 3)	5,354
Other	25,972

Total expenses before earnings credit and expenses reimbursed	2,400,419
Earnings credit (Note 6)	(238)
Expenses reimbursed by adviser (Note 3)	(374,133)

Net Expenses	2,026,048

NET INVESTMENT INCOME	17,754,150

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,265,351
Net change in unrealized appreciation/(depreciation) from investments	4,250,545

Net realized/unrealized gains from investments	6,515,896

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,270,046

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 35

Statements of Changes in Net Assets

	Nationwide Bond Index Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$17,754,150	$37,873,870
Net realized gains from investment transactions	2,265,351	3,109,918
Net change in unrealized appreciation/(depreciation) from investments	4,250,545	71,647,555

Change in net assets resulting from operations	24,270,046	112,631,343

Distributions to Shareholders From:
Net investment income:
Class A	(2,916,525)	(4,264,237)
Class B	(8,210)	(16,327)
Class C	(3,624)	(5,782)
Institutional Class	(21,045,431)	(32,985,803)

Change in net assets from shareholder distributions	(23,973,790)	(37,272,149)

Change in net assets from capital transactions	94,280,371	113,083,347

Change in net assets	94,576,627	188,442,541

Net Assets:
Beginning of period	1,060,038,422	871,595,881

End of period	$1,154,615,049	$1,060,038,422

Accumulated undistributed net investment income/loss at end of period	$(2,375,227)	$3,844,413

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$31,523,395	$58,017,095
Dividends reinvested	2,916,525	3,668,633
Cost of shares redeemed (a)	(8,835,641)	(29,436,255)

Total Class A	25,604,279	32,249,473

Class B Shares
Proceeds from shares issued	10,404	209,775
Dividends reinvested	3,495	6,688
Cost of shares redeemed (a)	(32,422)	(119,440)

Total Class B	(18,523)	97,023

Class C Shares
Proceeds from shares issued	33,372	29,257
Dividends reinvested	253	302
Cost of shares redeemed	(16,695)	(8,875)

Total Class C	16,930	20,684

Institutional Class Shares
Proceeds from shares issued	79,498,640	238,626,084
Dividends reinvested	21,045,431	30,239,584
Cost of shares redeemed (a)	(31,866,386)	(188,149,501)

Total Institutional Class	68,677,685	80,716,167

Change in net assets from capital transactions:	$94,280,371	$113,083,347

(a)	Includes redemption fees – see Note 5 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

36 Semiannual Report 2010

	Nationwide Bond Index Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,809,496	5,316,898
Reinvested	271,650	336,371
Redeemed	(792,376)	(2,715,385)

Total Class A Shares	2,288,770	2,937,884

Class B Shares
Issued	931	19,522
Reinvested	313	614
Redeemed	(2,905)	(11,051)

Total Class B Shares	(1,661)	9,085

Class C Shares
Issued	2,971	2,683
Reinvested	23	28
Redeemed	(1,492)	(813)

Total Class C Shares	1,502	1,898

Institutional Class Shares
Issued	6,903,328	21,697,034
Reinvested	2,132,518	2,776,269
Redeemed	(2,860,297)	(17,209,550)

Total Institutional Class Shares	6,175,549	7,263,753

Total change in shares:	8,464,160	10,212,620

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 37

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

	Operations				Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$11.20	0.16	0.07	0.23	(0.22)	–	(0.22)	–	$11.21	2.09%	$161,152,474	0.72%	2.89%	0.79%	78.72%
Year Ended October 31, 2009 (f)	$10.33	0.42	0.87	1.29	(0.42)	–	(0.42)	–	$11.20	12.63%	$135,482,548	0.74%	3.87%	0.82%	338	.41%(g)
Year Ended October 31, 2008 (f)	$10.82	0.48	(0.49)	(0.01)	(0.48)	–	(0.48)	–	$10.33	(0.23%)	$94,526,053	0.66%	4.41%	0.73%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.49	0.01	0.50	(0.49)	–	(0.49)	–	$10.82	4.77%	$66,184,484	0.73%	4.60%	0.77%	164.97%
Year Ended October 31, 2006	$10.77	0.44	0.04	0.48	(0.44)	–	(0.44)	–	$10.81	4.59%	$44,444,115	0.71%	4.15%	0.75%	113.91%
Year Ended October 31, 2005	$11.13	0.41	(0.34)	0.07	(0.42)	(0.01)	(0.43)	–	$10.77	0.56%	$42,125,615	0.71%	3.74%	0.77%	153.31%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$11.20	0.13	0.06	0.19	(0.18)	–	(0.18)	–	$11.21	1.74%	$486,510	1.32%	2.32%	1.38%	78.72%
Year Ended October 31, 2009 (f)	$10.32	0.36	0.86	1.22	(0.35)	–	(0.35)	0.01	$11.20	12.06%	$504,801	1.34%	3.27%	1.41%	338	.41%(g)
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.50)	(0.09)	(0.41)	–	(0.41)	–	$10.32	(0.94%)	$371,489	1.29%	3.80%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.43	0.01	0.44	(0.43)	–	(0.43)	–	$10.82	4.15%	$252,812	1.33%	4.01%	1.37%	164.97%
Year Ended October 31, 2006	$10.77	0.38	0.04	0.42	(0.38)	–	(0.38)	–	$10.81	3.96%	$181,099	1.32%	3.56%	1.36%	113.91%
Year Ended October 31, 2005	$11.13	0.33	(0.33)	–	(0.35)	(0.01)	(0.36)	–	$10.77	(0.04%)	$217,526	1.31%	3.18%	1.37%	153.31%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$11.20	0.13	0.06	0.19	(0.18)	–	(0.18)	–	$11.21	1.74%	$211,393	1.32%	2.32%	1.38%	78.72%
Year Ended October 31, 2009 (f)	$10.33	0.36	0.86	1.22	(0.35)	–	(0.35)	–	$11.20	11.97%	$194,428	1.32%	3.29%	1.41%	338	.41%(g)
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.49)	(0.08)	(0.41)	–	(0.41)	–	$10.33	(0.87%)	$159,582	1.30%	3.77%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.41	0.02	0.43	(0.42)	–	(0.42)	–	$10.82	4.11%	$62,803	1.33%	3.99%	1.38%	164.97%
Period Ended October 31, 2006 (h)	$10.68	0.23	0.13	0.36	(0.23)	–	(0.23)	–	$10.81	3.43%	$5,172	1.31%	3.73%	1.38%	113.91%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$11.19	0.18	0.07	0.25	(0.25)	–	(0.25)	–	$11.19	2.25%	$992,764,672	0.32%	3.31%	0.38%	78.72%
Year Ended October 31, 2009 (f)	$10.31	0.47	0.87	1.34	(0.46)	–	(0.46)	–	$11.19	13.22%	$923,856,645	0.32%	4.29%	0.41%	338	.41%(g)
Year Ended October 31, 2008 (f)	$10.81	0.52	(0.50)	0.02	(0.52)	–	(0.52)	–	$10.31	0.03%	$776,538,757	0.32%	4.78%	0.37%	123.88%
Year Ended October 31, 2007 (f)	$10.80	0.55	–	0.55	(0.54)	–	(0.54)	–	$10.81	5.19%	$1,047,851,490	0.32%	4.99%	0.35%	164.97%
Year Ended October 31, 2006	$10.77	0.48	0.03	0.51	(0.48)	–	(0.48)	–	$10.80	4.91%	$2,036,325,317	0.32%	4.57%	0.36%	113.91%
Year Ended October 31, 2005	$11.13	0.45	(0.34)	0.11	(0.46)	(0.01)	(0.47)	–	$10.77	0.97%	$1,470,683,458	0.31%	4.14%	0.37%	153.31%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.

(h)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.

The accompanying notes are an integral part of these financial statements.

38 Semiannual Report 2010

Nationwide International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2010, the Nationwide International Index Fund (Class A at NAV) returned 2.69% versus 2.48% for its benchmark, the MSCI EAFE Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of International Large-Cap Core Funds (consisting of 412 funds as of April 30, 2010) was 3.95% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Global stock markets remained volatile during the entire reporting period, but the general pattern that has been in place since the markets bottomed in March 2009 persisted: The backdrop of a slowly improving economy and strong corporate earnings has allowed stock markets to post noticeable gains. A significant market correction in stocks occurred from mid-January to mid-February 2010, spurred by uneven economic data, concerns about the creditworthiness of European sovereign debt, and uncertainty surrounding the passage of health-care reform. By February 2010, U.S. stocks had dropped to -5.0% on a year-to-date basis, but these stocks subsequently experienced a multiweek rally that allowed them to return 15.7% during the reporting period. At the end of April, market volatility was rising and uncertainty plagued the escalating Greek sovereign debt crisis.

The majority of regions within the Fund’s benchmark MSCI EAFE Index recorded positive returns for the reporting period. Standouts included Ireland, with 17.41%; Denmark, with 16.10%; and Singapore, with 15.52%. From a global sector perspective the best performers in the Index during the reporting period were information technology, with 14.29%; materials, with 11.48%; and industrials, with 10.19%. The top five stocks that provided positive contributions to Fund performance during the reporting period were these Japanese firms: DeNA Co., Ltd., a mobile Internet company; Uni-Charm Corp., a consumer products manufacturer; Japan Real Estate Investment Corp.; Ono Pharmaceutical Co. Ltd.; and Benesse Holdings Inc., a provider of education systems and institutions.

What areas of investment detracted from Fund performance?

The weakest-performing sectors in the Fund’s benchmark during the reporting period were telecommunications services, with -5.41%; financials, with -4.46%; and utilities, with -2.54%. Similarly, from a country perspective, the largest detractors from Fund performance during the reporting period were Greece, with -41.44%, followed by Portugal, with -17.87%; Spain, with -17.66%; and Italy, with -11.62%. On an individual stock basis, financials-sector firms provided the greatest negative contributions to Fund results. These included Danske Bank A/S, KBC Groep NV, EFG Eurobank Ergasias S.A., Ageas SA/NV and Sacyr Vallehermoso, S.A.

What is your outlook for the near term?

So far in 2010, a backdrop of moderate economic growth, low inflation, accommodative monetary policy and improving prospects for corporate earnings has been very supportive of risk asset prices. There are, however, a number of uncertainties and risks for investors to consider, including ongoing deleveraging issues (such as the uncertainty about Greece’s debt problems), escalating tensions between the United States and China over currency matters, and a general sense of unease regarding the strength and pace of the global recovery.

In our minds, there are two key risks that could derail the current cyclical bull market. The first would be a significant setback in economic activity that interrupts the growth in corporate revenues and earnings. The second would be an increase in inflationary pressures that could force the Federal Reserve Board into a rapid tightening of monetary policy. By our analysis, neither of these events is likely to occur. While the current recovery is far from robust, the number of positive trends leads us to believe that it should become sustainable. From an inflation perspective, it is our view that the amount of slack in the labor market (and in the economy as a whole) should prevent a dramatic rise in wage and price pressures.

From a short-term perspective, we acknowledge that markets remain under pressure due to sovereign debt issues in Europe, policy tightening in China and elsewhere, and uncertainty surrounding pending

2010 Semiannual Report 39

Nationwide International Index Fund
(Continued)

regulations for the financial services sector. In our view, however, the positive forces of improving economic growth, an absence of inflation, low interest rates and stronger corporate earnings should continue to move markets higher.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Edward Corallo and Debra L. Jelilian

40 Semiannual Report 2010

Fund Performance	Nationwide International Index Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	2.69%	33.82%	3.23%	0.78%
	w/SC2	-3.25%	26.03%	2.03%	0.19%

Class B	w/o SC1	2.44%	33.12%	2.61%	0.11%
	w/SC3	-2.56%	28.12%	2.31%	0.11%

Class C4	w/o SC1	2.35%	32.79%	2.61%	-0.02%
	w/SC5	1.35%	31.79%	2.61%	-0.02%

Class R2[6,7,8]		2.67%	33.45%	3.17%	0.75%

Institutional Class[6]		2.93%	34.44%	3.64%	1.17%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns until the creation of Class C shares (2/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]	These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense
Ratio*

Class A	0.77%

Class B	1.37%

Class C	1.37%

Class R2	1.07%

Institutional Class	0.37%

*	Current effective prospectus dated May 6, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Index Fund, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE®)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE® Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure stocks of developed markets outside of the United States and Canada. The Index gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents change in prices of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 41

Shareholder	Nationwide International Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide International Index Fund			11/01/09	4/30/10	11/01/09 - 4/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,026.90	3.87	0.77
	Hypothetical	[b]	1,000.00	1,020.98	3.86	0.77

Class B Shares	Actual		1,000.00	1,024.40	6.88	1.37
	Hypothetical	[b]	1,000.00	1,018.00	6.85	1.37

Class C Shares	Actual		1,000.00	1,023.50	6.82	1.36
	Hypothetical	[b]	1,000.00	1,018.05	6.81	1.36

Class R2 Shares	Actual		1,000.00	1,026.70	4.37	0.87
	Hypothetical	[b]	1,000.00	1,020.48	4.36	0.87

Institutional Class Shares	Actual		1,000.00	1,029.30	1.86	0.37
	Hypothetical	[b]	1,000.00	1,022.96	1.86	0.37

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Represents the hypothetical 5% return before expenses.

42 Semiannual Report 2010

Portfolio Summary	Nationwide International Index Fund
April 30, 2010 (Unaudited)

Asset Allocation

Common Stocks	98.5%
Repurchase Agreements	12.5%
Preferred Stocks	0.5%
Mutual Fund	0.3%
Warrant ‡	0.0%
Rights ‡	0.0%
Liabilities in excess of other assets	(11	.8)%

	100.0%

‡	Rounds to less than 0.1%

Top Industries (†)

Commercial Banks	12.5%
Oil, Gas & Consumable Fuels	6.6%
Pharmaceuticals	5.7%
Metals & Mining	5.2%
Insurance	3.8%
Diversified Telecommunication Services	3.3%
Chemicals	3.0%
Automobiles	3.0%
Food Products	3.0%
Electric Utilities	2.8%
Other Industries *	51.1%

100.0%

Top Holdings (†)

Royal Dutch Shell PLC, Class A	1.7%
HSBC Holdings PLC	1.6%
Nestle SA REG	1.5%
BP PLC	1.5%
BHP Billiton Ltd.	1.1%
Vodafone Group PLC	1.0%
Total SA	1.0%
Toyota Motor Corp.	1.0%
Roche Holding AG	1.0%
Novartis AG	0.9%
Other Holdings *	87.7%

100.0%

Top Countries (†)

Japan	20.1%
United Kingdom	16.5%
France	8.7%
Australia	7.6%
Switzerland	7.0%
Germany	7.0%
Netherlands	4.2%
Spain	3.4%
Italy	2.7%
Sweden	2.5%
Other Countries *	20.3%

100.0%

(†)	Percentages indicated are based upon total investments as of April 30, 2010.

(*)	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 43

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide International Index Fund

Common Stocks 98.5%

	Shares	Market Value

AUSTRALIA 8.5%
Air Freight & Logistics 0.1%
Toll Holdings Ltd.	103,460	$675,783

Airlines 0.0%†
Qantas Airways Ltd.*	197,891	512,395

Beverages 0.2%
Coca-Cola Amatil Ltd. (a)	81,838	844,862
Foster’s Group Ltd. (a)	308,416	1,545,533

		2,390,395

Biotechnology 0.2%
CSL Ltd.	87,785	2,623,137

Capital Markets 0.2%
Macquarie Group Ltd.	51,850	2,364,360

Chemicals 0.1%
Incitec Pivot Ltd.	263,268	778,365
Nufarm Ltd.	18,411	129,254
Orica Ltd.	52,722	1,278,560

		2,186,179

Commercial Banks 2.6%
Australia & New Zealand Banking Group Ltd.	382,153	8,464,408
Bendigo and Adelaide Bank Ltd.	46,300	418,685
Commonwealth Bank of Australia	231,899	12,407,641
National Australia Bank Ltd.	317,500	8,111,768
Westpac Banking Corp.	444,842	11,083,946

		40,486,448

Commercial Services & Supplies 0.1%
Brambles Ltd.	205,817	1,368,449

Construction & Engineering 0.1%
Leighton Holdings Ltd. (a)	21,883	737,348

Construction Materials 0.0%†
Boral Ltd.	86,986	470,248

Containers & Packaging 0.1%
Amcor Ltd.	198,992	1,204,254

Diversified Financial Services 0.1%
ASX Ltd.	25,124	759,574

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	678,723	1,988,584

Electric Utilities 0.0%†
SP AusNet	170,043	138,752
Energy Equipment & Services 0.0%†
WorleyParsons Ltd.	23,912	583,134

Food & Staples Retailing 0.7%
Metcash Ltd. (a)	112,250	421,845
Wesfarmers Ltd.	178,786	4,794,477
Woolworths Ltd.	186,376	4,655,732

		9,872,054

Food Products 0.0%†
Goodman Fielder Ltd.	150,467	201,971

Health Care Equipment & Supplies 0.0%†
Cochlear Ltd. (a)	8,229	560,816

Health Care Providers & Services 0.1%
Sonic Healthcare Ltd.	53,463	679,338

Hotels, Restaurants & Leisure 0.1%
Aristocrat Leisure Ltd.	58,082	227,983
Crown Ltd.	71,892	542,060
TABCORP Holdings Ltd.	83,193	525,442
Tatts Group Ltd.	159,428	363,801

		1,659,286

Industrial Conglomerates 0.0%†
CSR Ltd.	222,653	354,861

Information Technology Services 0.1%
Computershare Ltd.	65,247	708,561

Insurance 0.5%
AMP Ltd.	316,347	1,815,422
AXA Asia Pacific Holdings Ltd.	149,639	848,815
Insurance Australia Group Ltd. (a)	303,999	1,068,962
QBE Insurance Group Ltd.	155,549	3,013,675
Suncorp-Metway Ltd.	188,376	1,556,795

		8,303,669

Media 0.0%†
Fairfax Media Ltd. (a)	310,922	490,696

Metals & Mining 1.9%
Alumina Ltd.	360,290	508,802
BHP Billiton Ltd.	508,722	18,596,956
BlueScope Steel Ltd.* (a)	297,084	712,818
Fortescue Metals Group Ltd.* (a)	177,071	736,905
Newcrest Mining Ltd.	72,382	2,184,900
OneSteel Ltd.	194,481	625,493
OZ Minerals Ltd.*	458,145	482,237
Rio Tinto Ltd.	65,197	4,259,979
Sims Metal Management Ltd.	21,392	402,126

		28,510,216

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	73,311	228,884

Multi-Utilities 0.1%
AGL Energy Ltd.	65,699	909,785

Oil, Gas & Consumable Fuels 0.5%
Arrow Energy Ltd.* (a)	85,139	401,670
Caltex Australia Ltd.	14,655	156,407
Energy Resources of Australia Ltd.	12,216	176,625
Origin Energy Ltd.	131,004	1,970,275
Paladin Energy Ltd.* (a)	94,851	345,409
Santos Ltd.	131,190	1,664,396
Woodside Petroleum Ltd. (a)	81,536	3,381,240

		8,096,022

Real Estate Investment Trusts (REITs) 0.5%
CFS Retail Property Trust	251,960	444,286
Dexus Property Group	689,982	511,748

44 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (continued)

Goodman Group	877,434	$570,406
GPT Group	1,352,127	722,487
Mirvac Group	458,791	588,736
Stockland	376,709	1,373,212
Westfield Group	320,319	3,783,417

		7,994,292

Real Estate Management & Development 0.0%†
Lend Lease Group	83,585	657,893

Road & Rail 0.0%†
Asciano Group*	394,679	612,507

Textiles, Apparel & Luxury Goods 0.0%†
Billabong International Ltd.	29,397	308,772

Transportation Infrastructure 0.1%
Intoll Group (a)	365,815	377,500
MAp Group	98,369	281,982
Transurban Group	177,656	836,069

		1,495,551

		130,134,214

AUSTRIA 0.3%
Commercial Banks 0.1%
Erste Group Bank AG	27,891	1,238,319
Raiffeisen International Bank Holding AG (a)	9,366	456,036

		1,694,355

Diversified Telecommunication Services 0.1%
Telekom Austria AG	48,553	644,974

Electric Utilities 0.0%†
Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A (a)	13,392	498,203

Insurance 0.0%†
Vienna Insurance Group	4,535	221,663

Metals & Mining 0.0%†
Voestalpine AG	16,507	614,006

Oil, Gas & Consumable Fuels 0.1%
OMV AG	22,618	808,204

Real Estate Management & Development 0.0%†
Immofinanz AG* (a)	139,494	594,787

		5,076,192

BELGIUM 0.9%
Beverages 0.3%
Anheuser-Busch InBev NV (a)	108,647	5,270,631
Anheuser-Busch InBev NV VVPR*	47,992	320

		5,270,951

Chemicals 0.1%
Solvay SA	8,926	852,392
Umicore* (a)	16,247	594,079

		1,446,471

Commercial Banks 0.1%
Dexia SA*	78,139	422,236
KBC Groep NV*	24,251	1,085,033

		1,507,269

Diversified Financial Services 0.1%
Cie Nationale a Portefeuille (a)	6,148	318,968
Groupe Bruxelles Lambert SA	12,148	1,028,036

		1,347,004

Diversified Telecommunication Services 0.1%
Belgacom SA (a)	22,892	803,948

Food & Staples Retailing 0.1%
Colruyt SA	2,262	556,948
Delhaize Group SA	16,453	1,360,604

		1,917,552

Insurance 0.1%
Fortis* (a)	339,126	1,041,687

Pharmaceuticals 0.0%†
UCB SA (a)	15,174	587,794

Wireless Telecommunication Services 0.0%†
Mobistar SA	3,895	239,414

		14,162,090

BERMUDA 0.1%
Energy Equipment & Services 0.1%
Seadrill Ltd.	45,858	1,155,099

CHINA 0.0%†
Electronic Equipment, Instruments & Components 0.0%†
Foxconn International Holdings Ltd.* (a)	363,604	326,360

CYPRUS 0.0%†
Commercial Banks 0.0%†
Bank of Cyprus Public Co. Ltd.	80,451	464,160

DENMARK 1.0%
Beverages 0.1%
Carlsberg AS, Class B	16,182	1,307,828

Chemicals 0.1%
Novozymes AS, Class B	7,905	950,433

Commercial Banks 0.1%
Danske Bank AS*	68,488	1,788,068

Electrical Equipment 0.1%
Vestas Wind Systems AS*	31,666	1,932,183

Health Care Equipment & Supplies 0.0%†
Coloplast AS, Class B	3,350	371,236

2010 Semiannual Report 45

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

DENMARK (continued)
Health Care Equipment & Supplies (continued)

William Demant Holding*	2,884	$196,709

		567,945

Insurance 0.0%†
Topdanmark AS*	2,758	340,541
TrygVesta AS	3,580	221,001

		561,542

Marine 0.2%
A P Moller — Maersk A/S, Class A	85	688,585
A P Moller — Maersk A/S, Class B	189	1,586,885

		2,275,470

Pharmaceuticals 0.4%
H. Lundbeck AS	11,600	191,141
Novo Nordisk AS, Class B	66,961	5,509,409

		5,700,550

Road & Rail 0.0%†
DSV AS	29,249	522,812

		15,606,831

FINLAND 1.1%
Auto Components 0.0%†
Nokian Renkaat OYJ (a)	17,130	402,661

Communications Equipment 0.5%
Nokia OYJ*	564,019	6,895,432

Diversified Financial Services 0.0%†
Pohjola Bank PLC	25,227	275,528

Diversified Telecommunication Services 0.0%†
Elisa OYJ*	19,993	382,679

Electric Utilities 0.1%
Fortum OYJ	66,831	1,726,861

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B (a)	9,936	385,177

Insurance 0.1%
Sampo OYJ, Class A (a)	63,306	1,556,057

Machinery 0.2%
Kone OYJ, Class B	23,148	1,018,549
Metso OYJ	17,556	677,228
Wartsila OYJ	12,843	653,948

		2,349,725

Media 0.0%†
Sanoma OYJ (a)	8,770	169,740

Metals & Mining 0.1%
Outokumpu OYJ (a)	18,277	384,379
Rautaruukki OYJ	12,646	265,174

		649,553

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ	19,274	312,013

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R*	87,648	731,766
Upm-Kymmene OYJ	84,408	1,211,327

		1,943,093

Pharmaceuticals 0.0%†
Orion OYJ, Class B	10,919	206,853

		17,255,372

FRANCE 9.7%
Aerospace & Defense 0.1%
Safran SA	28,297	718,966
Thales SA	13,484	502,161

		1,221,127

Airlines 0.0%†
Air France-KLM*	16,210	255,030

Auto Components 0.1%
Compagnie Generale des Etablissements Michelin, Class B	21,863	1,583,853

Automobiles 0.1%
PSA Peugeot Citroen*	23,339	689,304
Renault SA*	28,838	1,336,065

		2,025,369

Beverages 0.2%
Pernod-Ricard SA	29,826	2,537,618

Building Products 0.2%
Cie de Saint-Gobain	58,330	2,879,486

Chemicals 0.3%
Air Liquide SA	38,029	4,436,461

Commercial Banks 1.2%
BNP Paribas	143,011	9,822,877
Credit Agricole SA (a)	139,532	1,994,614
Natixis*	138,877	710,227
Societe Generale	96,652	5,161,144

		17,688,862

Commercial Services & Supplies 0.0%†
Societe BIC SA	3,684	286,408

Communications Equipment 0.1%
Alcatel-Lucent*	374,031	1,192,262

Construction & Engineering 0.4%
Bouygues SA* (a)	33,647	1,667,202
Eiffage SA (a)	6,456	333,276
Vinci SA	66,295	3,694,312

		5,694,790

Construction Materials 0.2%
Imerys SA (a)	4,683	285,479
Lafarge SA	31,290	2,268,594

		2,554,073

46 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

FRANCE (continued)

Diversified Financial Services 0.0%†
Eurazeo	3,976	$275,669

Diversified Telecommunication Services 0.4%
France Telecom SA	285,284	6,245,340
Iliad SA (a)	2,469	246,864

		6,492,204

Electric Utilities 0.1%
Electricite de France (EDF) (a)	35,718	1,914,264

Electrical Equipment 0.4%
Alstom SA	31,933	1,873,721
Legrand SA	14,732	479,685
Schneider Electric SA (a)	35,642	4,046,382

		6,399,788

Energy Equipment & Services 0.1%
Cie Generale de Geophysique-Veritas*	21,625	651,048
Technip SA	15,659	1,252,108

		1,903,156

Food & Staples Retailing 0.4%
Carrefour SA (a)	98,155	4,810,947
Casino Guichard Perrachon SA	8,314	733,904

		5,544,851

Food Products 0.3%
Dannone SA (a)	84,964	5,006,106

Health Care Equipment & Supplies 0.1%
BioMerieux	2,212	239,742
Cie Generale d’Optique Essilor International SA	30,228	1,842,694

		2,082,436

Hotels, Restaurants & Leisure 0.2%
Accor SA	22,382	1,278,867
Sodexo	14,216	873,426

		2,152,293

Information Technology Services 0.1%
Atos Origin SA*	8,153	413,130
Cap Gemini SA	24,296	1,223,767

		1,636,897

Insurance 0.4%
AXA SA (a)	255,861	5,084,575
CNP Assurances*	5,599	471,306
SCOR SE	24,990	589,484

		6,145,365

Machinery 0.1%
Vallourec SA	9,111	1,814,758

Media 0.5%
Eutelsat Communications	14,841	528,324
JC Decaux SA*	8,577	246,603
Lagardere SCA (a)	17,796	717,765
M6-Metropole Television	7,154	184,969
PagesJaunes Groupe	25,881	310,072
Publicis Groupe	17,320	764,198
Societe Television Francaise 1 (a)	17,699	328,184
Vivendi (a)	189,114	4,960,921

		8,041,036

Metals & Mining 0.0%†
Eramet (a)	892	321,899

Multiline Retail 0.1%
PPR	11,450	1,538,876

Multi-Utilities 0.6%
GDF Suez (a)	186,845	6,644,854
Suez Environnement Co.	40,612	880,193
Veolia Environnement	62,872	1,975,153

		9,500,200

Office Electronics 0.0%†
Neopost SA	4,701	373,854

Oil, Gas & Consumable Fuels 1.1%
Total SA	319,940	17,407,077

Personal Products 0.3%
L’Oreal SA (a)	35,964	3,737,513

Pharmaceuticals 0.7%
Ipsen SA	4,045	193,230
Sanofi-Aventis SA*	159,602	10,887,815

		11,081,045

Professional Services 0.0%†
Bureau Veritas SA	7,445	419,211

Real Estate Investment Trusts (REITs) 0.3%
Fonciere Des Regions*	3,512	363,416
Gecina SA	2,687	276,253
ICADE (a)	3,600	349,929
Klepierre (a)	13,281	457,668
Unibail-Rodamco SE (a)	13,850	2,617,655

		4,064,921

Software 0.1%
Dassault Systemes SA	11,079	719,857

Textiles, Apparel & Luxury Goods 0.4%
Christian Dior SA	10,019	1,066,587
Hermes International	8,454	1,117,752
LVMH Moet Hennessy Louis Vuitton SA	36,812	4,236,367

		6,420,706

Transportation Infrastructure 0.1%
Aeroports de Paris	4,976	409,514
Groupe Eurotunnel SA REG	69,623	635,770

2010 Semiannual Report 47

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

FRANCE (continued)
Transportation Infrastructure (continued)

Societe Des Autoroutes Paris-Rhin-Rhone*	2,657	$186,501

		1,231,785

		148,581,106

GERMANY 7.3%
Air Freight & Logistics 0.1%
Deutsche Post AG	127,577	2,069,242

Airlines 0.1%
Deutsche Lufthansa AG REG*	40,705	676,900

Automobiles 0.7%
Bayerische Motoren Werke AG	49,924	2,469,092
Daimler AG*	136,037	6,999,586
Volkswagen AG (a)	4,731	447,443

		9,916,121

Capital Markets 0.4%
Deutsche Bank AG	88,909	6,205,645

Chemicals 0.8%
BASF SE (a)	138,737	8,065,980
K+S AG (a)	27,514	1,582,297
Linde AG (a)	23,228	2,780,304
Wacker Chemie AG	2,359	344,584

		12,773,165

Commercial Banks 0.1%
Commerzbank AG* (a)	108,757	854,019
Deutsche Postbank AG*	13,196	453,537

		1,307,556

Construction & Engineering 0.0%†
Hochtief AG	6,332	522,669

Construction Materials 0.1%
HeidelbergCement AG	21,300	1,318,926

Diversified Financial Services 0.2%
Deutsche Boerse AG	30,191	2,343,800

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG	430,337	5,603,095

Electric Utilities 0.7%
E.ON AG (a)	287,435	10,599,961

Electrical Equipment 0.0%†
Solarworld AG (a)	12,435	179,761

Food & Staples Retailing 0.1%
Metro AG (a)	17,104	1,028,250

Food Products 0.0%†
Suedzucker AG	10,710	217,732

Health Care Equipment & Supplies 0.0%†
Fresenius SE	4,202	298,938

Health Care Providers & Services 0.1%
Celesio AG	14,561	476,724
Fresenius Medical Care AG & Co. KGaA	28,807	1,559,720

		2,036,444

Hotels, Restaurants & Leisure 0.0%†
TUI AG*	20,871	230,957

Household Products 0.1%
Henkel AG & Co. KGaA (a)	20,725	937,318

Industrial Conglomerates 0.8%
Siemens AG	124,469	12,275,912

Insurance 0.8%
Allianz SE* (a)	68,523	7,855,821
Hannover Rueckversicherung AG* (a)	9,091	426,682
Muenchener Rueckversicherungs AG (a)	30,571	4,308,483

		12,590,986

Internet Software & Services 0.0%†
United Internet AG REG*	19,578	294,327

Machinery 0.1%
GEA Group AG	23,555	522,725
MAN SE	17,274	1,630,295

		2,153,020

Metals & Mining 0.1%
Salzgitter AG	5,702	463,355
ThyssenKrupp AG	53,326	1,734,011

		2,197,366

Multi-Utilities 0.3%
RWE AG	64,017	5,265,916

Personal Products 0.1%
Beiersdorf AG (a)	13,298	753,606

Pharmaceuticals 0.6%
Bayer AG (a)	125,529	8,018,429
Merck KGaA	9,439	775,887

		8,794,316

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG*	178,386	1,263,010

Software 0.4%
SAP AG	130,269	6,285,231

Textiles, Apparel & Luxury Goods 0.1%
Adidas AG (a)	30,771	1,813,185
Puma AG Rudolf Dassler Sport (a)	796	266,194

		2,079,379

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,672	294,093

		112,513,642

48 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

GREECE 0.4%
Beverages 0.1%
Coca Cola Hellenic Bottling Co. SA	29,073	$788,325

Capital Markets 0.0%†
Marfin Investment Group SA*	106,920	204,955

Commercial Banks 0.2%
Alpha Bank A.E.*	70,273	569,166
EFG Eurobank Ergasias SA*	48,706	391,533
National Bank of Greece SA*	91,530	1,471,608
Piraeus Bank SA*	45,673	343,964

		2,776,271

Construction Materials 0.0%†
Titan Cement Co. SA	7,253	193,000

Diversified Telecommunication Services 0.0%†
Hellenic Telecommunications Organization SA	36,954	407,594

Electric Utilities 0.0%†
Public Power Corp. SA*	17,491	286,333

Hotels, Restaurants & Leisure 0.1%
OPAP SA	33,670	683,876

Oil, Gas & Consumable Fuels 0.0%†
Hellenic Petroleum SA	14,352	154,610

		5,494,964

HONG KONG 2.3%
Airlines 0.0%†
Cathay Pacific Airways Ltd.*	176,000	366,613

Commercial Banks 0.3%
Bank of East Asia Ltd.	211,350	749,910
BOC Hong Kong Holdings Ltd.	559,100	1,338,081
Hang Seng Bank Ltd.	114,500	1,560,509
Wing Hang Bank Ltd.	29,000	293,974

		3,942,474

Distributors 0.1%
Li & Fung Ltd.	337,600	1,627,551

Diversified Financial Services 0.2%
Hong Kong Exchanges and Clearing Ltd.	158,000	2,581,986

Diversified Telecommunication Services 0.0%†
PCCW Ltd.	845,000	255,446

Electric Utilities 0.2%
Cheung Kong Infrastructure Holdings Ltd.	77,500	289,395
CLP Holdings Ltd.	307,000	2,150,652
Hongkong Electric Holdings Ltd.	210,300	1,240,926

		3,680,973

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	593,336	1,439,761

Hotels, Restaurants & Leisure 0.0%†
Shangri-La Asia Ltd.	184,000	355,075

Industrial Conglomerates 0.2%
Hutchison Whampoa Ltd.	319,500	2,192,762
NWS Holdings Ltd.	125,000	218,454

		2,411,216

Marine 0.0%†
Orient Overseas International Ltd.*	41,938	318,957

Media 0.0%†
Television Broadcasts Ltd.	32,000	154,325

Multiline Retail 0.0%†
Lifestyle International Holdings Ltd.	69,193	134,641

Oil, Gas & Consumable Fuels 0.0%†
Mongolia Energy Co. Ltd.*	350,175	165,523

Real Estate Development & Management 0.0%†
Swire Properties Limited* (b)	11,500	54,062

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	318,551	781,489

Real Estate Management & Development 0.9%
Cheung Kong Holdings Ltd.	211,000	2,602,021
Chinese Estates Holdings Ltd.	140,000	238,371
Hang Lung Group Ltd. (a)	138,000	674,168
Hang Lung Properties Ltd.	310,000	1,115,156
Henderson Land Development Co. Ltd.	160,800	1,013,502
Hopewell Holdings Ltd.	90,569	263,962
Hysan Development Co. Ltd.	76,673	224,954
Kerry Properties Ltd.	107,000	493,584
New World Development Ltd.	361,679	641,514
Sino Land Co. Ltd.	234,000	419,930
Sun Hung Kai Properties Ltd. (a)	220,700	3,059,795
Swire Pacific Ltd., Class A	115,000	1,285,130
Wharf Holdings Ltd.	206,337	1,115,935
Wheelock & Co. Ltd.	142,000	442,045

		13,590,067

Road & Rail 0.1%
MTR Corp.	212,214	743,671

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	27,300	257,402

Specialty Retail 0.1%
Esprit Holdings Ltd.	186,055	1,332,755

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	114,500	398,908

Trading Companies & Distributors 0.0%†
Noble Group Ltd.	263,363	571,205

2010 Semiannual Report 49

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

HONG KONG (continued)

Transportation Infrastructure 0.0%†
Hong Kong Aircraft Engineering Co. Ltd.	6,800	$86,216

		35,250,316

IRELAND 0.5%
Airlines 0.0%†
Ryanair Holdings PLC*	42,663	212,654

Commercial Banks 0.0%
Anglo Irish Bank Corp. Ltd.* (b)	122,522	0

Construction Materials 0.2%
CRH PLC	104,659	2,992,931

Food Products 0.0%†
Kerry Group PLC, Class A	22,694	729,297

Pharmaceuticals 0.2%
Elan Corp. PLC*	76,306	516,534
Shire PLC	84,323	1,857,480

		2,374,014

Professional Services 0.1%
Experian PLC	150,233	1,388,877

		7,697,773

ITALY 3.0%
Aerospace & Defense 0.1%
Finmeccanica SpA	61,020	781,764

Auto Components 0.0%†
Pirelli & C SpA*	394,325	226,882

Automobiles 0.1%
Fiat SpA	115,825	1,520,249

Capital Markets 0.0%†
Mediobanca SpA*	75,144	693,578

Commercial Banks 0.9%
Banca Carige SpA (a)	126,043	320,203
Banca Monte dei Paschi di Siena SpA	331,229	458,610
Banca Popolare di Milano Scarl	59,436	334,274
Banco Popolare Societa Cooperativa* (a)	105,966	678,454
Intesa Sanpaolo SpA*	1,312,971	4,229,923
UniCredit SpA*	2,469,900	6,472,873
Unione di Banche Italiane SCPA	88,492	1,095,869

		13,590,206

Construction Materials 0.0%†
Italcementi SpA (a)	5,588	63,544

Diversified Financial Services 0.0%†
Exor SpA (a)	12,779	233,998

Diversified Telecommunication Services 0.2%
Telecom Italia SpA*	1,534,902	2,145,946
Telecom Italia SpA — RSP*	908,511	1,025,267

		3,171,213

Electric Utilities 0.4%
Enel SpA	990,867	5,191,071
Terna Rete Elettrica Nazionale SpA	219,616	890,212

		6,081,283

Electrical Equipment 0.0%†
Prysmian SpA (a)	19,797	356,468

Energy Equipment & Services 0.1%
Saipem SpA	42,951	1,603,849

Food Products 0.0%†
Parmalat SpA (a)	245,493	646,235

Gas Utilities 0.1%
Snam Rete Gas SpA	223,622	1,062,007

Hotels, Restaurants & Leisure 0.0%†
Autogrill SpA*	15,333	186,767

Insurance 0.3%
Assicurazioni Generali SpA (a)	177,484	3,746,328
Fondiaria-Sai SpA (a)	9,382	129,961
Mediolanum SpA (a)	35,536	180,615
Unipol Gruppo Finanziario SpA* (a)	99,995	104,721

		4,161,625

Media 0.1%
Mediaset SpA	119,052	942,757

Multi-Utilities 0.0%†
A2A SpA (a)	132,571	224,091

Oil, Gas & Consumable Fuels 0.6%
ENI SpA	393,318	8,790,392

Textiles, Apparel & Luxury Goods 0.0%†
Luxottica Group SpA	17,465	478,545

Transportation Infrastructure 0.1%
Atlantia SpA	38,836	826,552

		45,642,005

JAPAN 22.5%
Air Freight & Logistics 0.1%
Yamato Holdings Co. Ltd.	58,600	837,376

Airlines 0.0%†
All Nippon Airways Co. Ltd.*	124,000	393,349

Auto Components 0.5%
Aisin Seiki Co., Ltd.	28,300	860,008
Bridgestone Corp.	98,300	1,638,270
Denso Corp.	71,800	2,095,354
Koito Manufacturing Co. Ltd.	13,000	214,095
NGK Spark Plug Co., Ltd.	29,000	393,514
NHK Spring Co. Ltd.	27,000	259,397

50 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Auto Components (continued)

NOK Corp.	14,600	$248,170
Stanley Electric Co. Ltd.	20,800	425,253
Sumitomo Rubber Industries, Ltd.	19,000	169,835
Toyoda Gosei Co. Ltd.	8,200	227,287
Toyota Boshoku Corp. (a)	8,300	147,160
Toyota Industries Corp.	26,500	773,271

		7,451,614

Automobiles 2.2%
Daihatsu Motor Co. Ltd.	29,000	279,645
Fuji Heavy Industries Ltd.*	83,000	464,528
Honda Motor Co. Ltd.	252,400	8,540,599
Isuzu Motors Ltd.	176,000	559,969
Mazda Motor Corp.	243,300	718,482
Mitsubishi Motors Corp.* (a)	528,000	723,074
Nissan Motor Co., Ltd.*	383,700	3,338,634
Suzuki Motor Corp.	51,900	1,090,926
Toyota Motor Corp.	445,800	17,224,803
Yamaha Motor Co. Ltd.*	35,800	528,154

		33,468,814

Beverages 0.2%
Asahi Breweries Ltd.	60,700	1,090,378
Coca-Cola West Co. Ltd.	10,800	191,080
Ito En Ltd. (a)	9,700	150,495
Kirin Holdings Co. Ltd.	123,000	1,762,191
Sapporo Holdings Ltd.	52,000	255,440

		3,449,584

Building Products 0.3%
Asahi Glass Co. Ltd.	148,600	1,755,952
Daikin Industries Ltd.	34,600	1,304,775
JS Group Corp.	36,900	723,680
Nippon Sheet Glass Co. Ltd.	82,000	269,353
TOTO Ltd.	30,200	203,307

		4,257,067

Capital Markets 0.4%
Daiwa Securities Group, Inc.	239,200	1,237,216
JAFCO Co. Ltd.	3,700	113,397
Matsui Securities Co. Ltd.	12,900	96,888
Mizuho Securities Co. Ltd.	66,700	184,743
Nomura Holdings, Inc.	554,700	3,834,150
SBI Holdings, Inc.	2,474	530,628

		5,997,022

Chemicals 1.0%
Air Water, Inc.	18,000	199,175
Asahi Kasei Corp.	186,200	1,046,743
Daicel Chemical Industries Ltd.	38,000	243,608
Denki Kagaku Kogyo KK	90,000	401,057
Hitachi Chemical Co. Ltd.	12,600	273,639
JSR Corp.	26,400	534,467
Kaneka Corp.	43,500	274,525
Kansai Paint Co. Ltd.	30,000	227,397
Kuraray Co. Ltd.	57,500	752,735
Mitsubishi Chemical Holdings Corp.	198,000	1,056,755
Mitsubishi Gas Chemical Co., Inc.	51,000	307,528
Mitsui Chemicals, Inc.	145,100	476,612
Nissan Chemical Industries Ltd.	20,000	270,148
Nitto Denko Corp.	27,010	1,055,389
Shin-Etsu Chemical Co. Ltd.	63,600	3,666,258
Showa Denko KK	249,000	565,968
Sumitomo Chemical Co. Ltd.	232,200	1,097,221
Taiyo Nippon Sanso Corp.	37,000	332,392
Teijin Ltd.	124,800	398,226
Tokuyama Corp.	38,000	212,814
Toray Industries, Inc.	196,300	1,128,133
Tosoh Corp.	59,000	166,107
Ube Industries Ltd.	133,000	336,174

		15,023,071

Commercial Banks 2.0%
77 Bank Ltd. (The)	45,300	257,417
Aozora Bank Ltd.	97,000	139,077
Bank of Kyoto Ltd. (The)	49,000	430,535
Bank of Yokohama Ltd. (The)	180,000	935,894
Chiba Bank Ltd. (The)	112,300	711,192
Chugoku Bank Ltd. (The)	25,000	320,492
Chuo Mitsui Trust Holdings, Inc.	145,400	554,769
Fukuoka Financial Group, Inc.	113,600	492,885
Gunma Bank Ltd. (The)	75,000	404,584
Hachijuni Bank Ltd. (The)	60,000	336,570
Hiroshima Bank Ltd. (The)	65,000	266,459
Hokuhoku Financial Group, Inc.	168,900	335,835
Iyo Bank Ltd. (The)	40,000	372,316
Joyo Bank Ltd. (The)	103,000	428,466
Mitsubishi UFJ Financial Group, Inc.	1,916,584	9,987,385
Mizuho Financial Group, Inc. (a)	2,072,383	3,990,429
Mizuho Trust & Banking Co. Ltd.	230,000	226,388
Nishi-Nippon City Bank Ltd. (The)	102,000	293,543
Resona Holdings, Inc.	71,001	867,173
Sapporo Hokuyo Holdings, Inc.	34,000	156,491
Senshu Ikeda Holdings, Inc. (a)	83,390	143,172
Seven Bank Ltd.	58	113,723
Shinsei Bank Ltd. (a)	179,000	232,313
Shizuoka Bank Ltd. (The)	89,000	746,788
Sumitomo Mitsui Financial Group, Inc.	196,805	6,508,704
Sumitomo Trust & Banking Co. Ltd. (The)	229,000	1,384,888
Suruga Bank Ltd.	31,000	304,205
Yamaguchi Financial Group, Inc.	32,000	320,420

		31,262,113

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co. Ltd.	82,700	1,145,708
Nissha Printing Co. Ltd. (a)	5,400	188,505

2010 Semiannual Report 51

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Commercial Services & Supplies (continued)

Secom Co. Ltd.	31,000	$1,345,880
Toppan Printing Co. Ltd.	82,000	747,787

		3,427,880

Computers & Peripherals 0.5%
Fujitsu Ltd.	274,100	1,927,461
NEC Corp.	418,000	1,376,267
Seiko Epson Corp.	20,200	357,844
Toshiba Corp.*	604,700	3,485,820

		7,147,392

Construction & Engineering 0.2%
Chiyoda Corp.	20,000	183,617
JGC Corp.	36,000	621,620
Kajima Corp.	124,800	317,101
Kinden Corp.	25,000	221,848
Obayashi Corp.	89,500	399,901
Shimizu Corp.	87,000	348,507
Taisei Corp.	144,000	328,077

		2,420,671

Construction Materials 0.0%†
Taiheiyo Cement Corp.*	102,000	144,241

Consumer Finance 0.1%
Acom Co. Ltd. (a)	7,940	125,468
Aeon Credit Service Co. Ltd.	17,000	185,398
Credit Saison Co. Ltd.	23,100	337,844
ORIX Corp.	16,620	1,519,067

		2,167,777

Containers & Packaging 0.0%†
Toyo Seikan Kaisha Ltd.	22,300	383,683

Distributors 0.0%†
Canon Marketing Japan, Inc.	10,300	161,016

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	9,800	450,575

Diversified Financial Services 0.0%†
Mitsubishi UFJ Lease & Finance Co. Ltd.	7,890	305,466

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	79,654	3,242,203

Electric Utilities 0.9%
Chubu Electric Power Co., Inc.	97,600	2,267,603
Chugoku Electric Power Co., Inc. (The)	45,100	861,569
Hokkaido Electric Power Co., Inc.	26,900	521,970
Hokuriku Electric Power Co.	28,300	585,633
Kansai Electric Power Co., Inc. (The)	114,700	2,552,139
Kyushu Electric Power Co., Inc.	56,300	1,138,997
Shikoku Electric Power Co., Inc.	26,200	702,196
Tohoku Electric Power Co., Inc.	62,800	1,280,634
Tokyo Electric Power Co., Inc. (The)	186,000	4,667,931

		14,578,672

Electrical Equipment 0.4%
Fuji Electric Holdings Co. Ltd. (a)	77,200	231,900
Furukawa Electric Co., Ltd.	114,300	566,569
GS Yuasa Corp. (a)	65,000	463,128
Mitsubishi Electric Corp.	291,600	2,598,882
Panasonic Electric Works Co. Ltd.	55,284	680,606
Sumitomo Electric Industries Ltd.	111,400	1,370,883
Ushio, Inc.	14,700	242,788

		6,154,756

Electronic Equipment, Instruments & Components 1.4%
Citizen Holdings Co. Ltd.	50,300	349,356
FUJIFILM Holdings Corp.	72,500	2,484,684
Hirose Electric Co. Ltd.	4,400	475,003
Hitachi High-Technologies Corp.	7,800	170,064
Hitachi Ltd.*	699,300	3,073,511
HOYA Corp.	60,800	1,681,665
Ibiden Co. Ltd.	19,000	684,192
Keyence Corp.	6,108	1,459,477
Kyocera Corp.	24,400	2,449,915
Mabuchi Motor Co. Ltd.	4,100	225,983
Mitsumi Electric Co., Ltd.	12,300	267,646
Murata Manufacturing Co., Ltd.	34,100	2,017,992
Nidec Corp.	16,100	1,651,850
Nippon Electric Glass Co. Ltd.	58,000	884,462
Omron Corp.	29,800	692,820
Shimadzu Corp.	38,000	314,772
TDK Corp.	19,000	1,216,013
Yaskawa Electric Corp.	30,000	265,167
Yokogawa Electric Corp.	40,900	349,568

		20,714,140

Food & Staples Retailing 0.3%
AEON Co., Ltd.	97,200	1,112,910
FamilyMart Co. Ltd.	8,100	279,144
Lawson, Inc.	8,400	370,856
Seven & I Holdings Co. Ltd.	120,300	3,076,203
UNY Co. Ltd.	22,000	199,565

		5,038,678

Food Products 0.2%
Ajinomoto Co., Inc.	98,000	920,447
Kikkoman Corp.	32,000	355,671
MEIJI Holdings Co. Ltd.	9,399	339,312
Nippon Meat Packers, Inc.	27,000	341,074
Nisshin Seifun Group, Inc.	27,900	342,968
Nissin Food Holdings Co. Ltd.	10,300	346,472
Toyo Suisan Kaisha Ltd.	16,400	395,328
Yakult Honsha Co. Ltd.	14,900	389,522
Yamazaki Baking Co. Ltd.	15,100	192,841

		3,623,635

52 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)

Gas Utilities 0.2%
Osaka Gas Co. Ltd.	285,900	$994,896
Toho Gas Co. Ltd.	73,000	369,400
Tokyo Gas Co., Ltd.	349,400	1,484,795

		2,849,091

Health Care Equipment & Supplies 0.2%
Olympus Corp.	35,000	1,059,127
Sysmex Corp.	4,300	257,963
Terumo Corp.	27,400	1,395,905

		2,712,995

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	4,900	245,891
Mediceo Paltac Holdings Co. Ltd.	18,200	226,910
Suzuken Co. Ltd.	9,800	374,774

		847,575

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd.	13,124	279,367
Oriental Land Co. Ltd.	7,300	516,942

		796,309

Household Durables 0.9%
Casio Computer Co. Ltd.	35,000	275,220
Makita Corp.	16,500	511,446
Panasonic Corp.	295,502	4,330,543
Rinnai Corp.	6,200	304,072
Sanyo Electric Co. Ltd.*	315,200	500,622
Sekisui Chemical Co. Ltd.	57,000	389,273
Sekisui House Ltd.	77,300	736,829
Sharp Corp.	157,900	2,045,123
Sony Corp.	154,600	5,293,349

		14,386,477

Household Products 0.2%
Kao Corp.	80,200	1,955,428
Unicharm Corp.	7,200	699,845

		2,655,273

Independent Power Producers & Energy Traders 0.0%†
Electric Power Development Co. Ltd.	19,600	604,029

Industrial Conglomerates 0.0%†
Hankyu Hanshin Holdings, Inc.	168,000	782,663

Information Technology Services 0.1%
Itochu Techno-Solutions Corp.	2,900	109,536
Nomura Research Institute Ltd.	18,600	474,557
NTT Data Corp.	186	671,551
Obic Co. Ltd.	940	188,533
Otsuka Corp.	1,500	106,646

		1,550,823

Insurance 0.7%
Dai-ichi Life Insurance Co. Ltd.	1,209	2,065,732
MS&AD Insurance Group Holdings	80,455	2,312,482
NKSJ Holdings, Inc.*	228,900	1,661,892
Sony Financial Holdings, Inc.	146	526,538
T&D Holdings, Inc.	45,800	1,196,407
Tokio Marine Holdings, Inc.	108,400	3,227,135

		10,990,186

Internet & Catalog Retail 0.1%
Dena Co., Ltd.	46	372,944
Rakuten, Inc.	1,066	826,473

		1,199,417

Internet Software & Services 0.1%
Yahoo! Japan Corp.	2,170	830,853

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.	29,349	292,854
Nikon Corp.	48,000	1,089,652
Sankyo Co. Ltd.	7,900	364,660
Sega Sammy Holdings, Inc.	27,000	352,975
Shimano, Inc.	9,100	415,358
Yamaha Corp.	30,500	373,045

		2,888,544

Machinery 1.2%
Amada Co. Ltd.	62,000	509,028
Fanuc Ltd.	30,000	3,542,576
Hino Motors Ltd.	57,000	286,940
Hitachi Construction Machinery Co. Ltd.	19,000	404,005
IHI Corp.	187,000	374,259
Japan Steel Works Ltd. (The)	56,000	613,360
JTEKT Corp.	25,300	290,711
Kawasaki Heavy Industries Ltd.	245,200	768,703
Komatsu Ltd.	142,500	2,872,419
Kubota Corp.	162,100	1,423,762
Kurita Water Industries Ltd.	16,600	480,015
Minebea Co. Ltd.	67,000	388,776
Mitsubishi Heavy Industries Ltd.	446,200	1,797,329
Mitsui Engineering & Shipbuilding Co. Ltd.	110,000	293,053
NGK Insulators Ltd.	37,000	729,195
NSK Ltd.	66,400	506,503
NTN Corp.	59,600	261,726
SMC Corp.	7,900	1,132,312
Sumitomo Heavy Industries Ltd.	88,000	578,509
THK Co. Ltd.	22,200	487,426

		17,740,607

Marine 0.2%
Kawasaki Kisen Kaisha Ltd.*	109,000	463,251
Mitsui OSK Lines Ltd.	187,000	1,398,046
Nippon Yusen KK	250,400	1,029,449

		2,890,746

2010 Semiannual Report 53

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)

Media 0.1%
Dentsu, Inc.	24,461	$665,785
Fuji Media Holdings, Inc.	74	118,805
Hakuhodo DY Holdings, Inc.	2,450	139,179
Jupiter Telecommunications Co. Ltd.	369	373,505
Toho Co. Ltd.	14,900	256,896

		1,554,170

Metals & Mining 0.7%
Daido Steel Co. Ltd.	58,000	246,546
Dowa Holdings Co. Ltd.	39,940	221,727
Hitachi Metals Ltd.	25,000	268,254
JFE Holdings, Inc.	76,200	2,717,436
Kobe Steel Ltd.	366,000	816,877
Maruichi Steel Tube Ltd.	5,600	107,608
Mitsubishi Materials Corp.*	147,000	440,609
Mitsui Mining & Smelting Co. Ltd.	94,100	257,861
Nippon Steel Corp.	765,000	2,714,113
Nisshin Steel Co. Ltd.	107,900	228,166
Sumitomo Metal Industries Ltd.	545,000	1,479,349
Sumitomo Metal Mining Co. Ltd.	86,000	1,272,328
Tokyo Steel Manufacturing Co. Ltd.	11,300	151,426
Yamato Kogyo Co., Ltd.	4,700	149,388

		11,071,688

Multiline Retail 0.1%
Isetan Mitsukoshi Holdings Ltd.	51,278	592,200
J. Front Retailing Co. Ltd.	69,200	403,013
Marui Group Co. Ltd.	30,800	243,483
Takashimaya Co., Ltd.	44,000	417,146

		1,655,842

Office Electronics 0.7%
Brother Industries Ltd.	32,600	395,940
Canon, Inc.	162,000	7,410,414
Konica Minolta Holdings, Inc.	70,400	890,504
Ricoh Co., Ltd.	98,200	1,668,185

		10,365,043

Oil, Gas & Consumable Fuels 0.3%
Cosmo Oil Co. Ltd.	81,000	218,348
Idemitsu Kosan Co. Ltd.	3,900	323,056
INPEX Corp.	121	851,491
Japan Petroleum Exploration Co.	5,100	260,435
JX Holdings, Inc.*	349,817	1,951,393
Showa Shell Sekiyu KK	22,500	152,581
TonenGeneral Sekiyu KK	41,000	349,880

		4,107,184

Paper & Forest Products 0.1%
Nippon Paper Group, Inc.	13,337	374,564
OJI Paper Co. Ltd.	136,000	640,690

		1,015,254

Personal Products 0.1%
Shiseido Co. Ltd.	56,700	1,188,627

Pharmaceuticals 1.0%
Astellas Pharma, Inc.	66,900	2,342,499
Chugai Pharmaceutical Co. Ltd.	33,000	597,028
Daiichi Sankyo Co. Ltd.	99,500	1,729,146
Dainippon Sumitomo Pharma Co. Ltd. (a)	23,000	190,467
Eisai Co. Ltd.	37,200	1,271,441
Hisamitsu Pharmaceutical Co., Inc.	10,100	372,280
Kyowa Hakko Kirin Co. Ltd.	41,000	430,198
Mitsubishi Tanabe Pharma Corp.	38,000	502,774
Ono Pharmaceutical Co. Ltd.	12,700	526,090
Santen Pharmaceutical Co. Ltd.	10,900	348,099
Shionogi & Co. Ltd.	49,400	891,764
Taisho Pharmaceutical Co. Ltd.	18,900	343,753
Takeda Pharmaceutical Co. Ltd.	115,100	4,941,858
Tsumura & Co.	8,900	260,023

		14,747,420

Real Estate Investment Trusts (REITs) 0.1%
Japan Prime Realty Investment Corp.	114	271,712
Japan Real Estate Investment Corp.	67	558,759
Japan Retail Fund Investment Corp.	208	279,946
Nippon Building Fund, Inc.	78	654,276
Nomura Real Estate Office Fund, Inc.	55	309,652

		2,074,345

Real Estate Management & Development 0.6%
Aeon Mall Co. Ltd.	9,700	203,306
Daito Trust Construction Co. Ltd.	11,500	613,025
Daiwa House Industry Co. Ltd.	75,000	806,979
Mitsubishi Estate Co. Ltd.	176,600	3,183,654
Mitsui Fudosan Co., Ltd.	130,700	2,420,469
Nomura Real Estate Holdings, Inc.	11,600	205,510
NTT Urban Development Corp.	130	126,128
Sumitomo Realty & Development Co., Ltd.	61,000	1,251,655
Tokyo Tatemono Co. Ltd.	73,000	336,639
Tokyu Land Corp.	58,000	247,915

		9,395,280

Road & Rail 0.7%
Central Japan Railway Co.	222	1,807,723
East Japan Railway Co.	50,990	3,410,915
Keihin Electric Express Railway Co. Ltd.	63,000	528,208
Keio Corp.	86,400	558,676
Keisei Electric Railway Co. Ltd.	54,000	319,696
Kintetsu Corp. (a)	239,500	757,433
Nippon Express Co. Ltd.	125,500	591,270

54 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Road & Rail (continued)

Odakyu Electric Railway Co. Ltd.	103,100	$860,594
Tobu Railway Co. Ltd.	120,000	633,089
Tokyu Corp.	167,900	701,215
West Japan Railway Co.	245	890,531

		11,059,350

Semiconductors & Semiconductor Equipment 0.3%
Advantest Corp.	27,000	697,661
Elpida Memory, Inc.*	30,300	645,472
Rohm Co. Ltd.	14,500	1,074,595
Shinko Electric Industries Co. Ltd.	10,000	177,552
Sumco Corp.*	17,100	378,293
Tokyo Electron Ltd.	27,100	1,776,752

		4,750,325

Software 0.4%
Konami Corp.	13,700	265,794
Nintendo Co., Ltd.	15,300	5,139,690
Oracle Corp. Japan	4,600	227,966
Square Enix Holdings Co. Ltd.	7,300	154,177
Trend Micro, Inc.	15,500	525,812

		6,313,439

Specialty Retail 0.2%
ABC-Mart, Inc.	3,000	106,858
Fast Retailing Co. Ltd.	7,700	1,166,797
Nitori Co. Ltd.	6,850	538,660
Shimamura Co. Ltd.	3,000	302,232
USS Co. Ltd.	5,000	342,413
Yamada Denki Co. Ltd.	12,680	991,497

		3,448,457

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	19,000	181,753
Nisshinbo Holdings, Inc.	19,100	202,875

		384,628

Tobacco 0.2%
Japan Tobacco, Inc.	678	2,349,572

Trading Companies & Distributors 1.0%
ITOCHU Corp.	239,000	2,070,614
Marubeni Corp.	265,000	1,563,592
Mitsubishi Corp.	194,000	4,595,452
Mitsui & Co., Ltd.	261,000	3,922,594
Sojitz Corp.	171,267	308,859
Sumitomo Corp.	165,800	1,996,548
Toyota Tsusho Corp.	31,500	469,791

		14,927,450

Transportation Infrastructure 0.0%†
Kamigumi Co. Ltd.	33,000	272,579
Mitsubishi Logistics Corp. (a)	23,400	305,947

		578,526

Wireless Telecommunication Services 0.5%
KDDI Corp.	430	2,073,255
NTT DoCoMo, Inc.	2,385	3,710,564
Softbank Corp.	112,900	2,524,992

		8,308,811

		345,121,794

JERSEY 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	14,452	1,224,596

LUXEMBOURG 0.6%
Energy Equipment & Services 0.1%
Tenaris SA	69,918	1,403,905

Media 0.1%
SES SA	42,678	978,130

Metals & Mining 0.3%
ArcelorMittal (a)	130,266	5,069,327

Wireless Telecommunication Services 0.1%
Millicom International Cellular SA	12,252	1,064,470

		8,515,832

MACAU 0.0%†
Hotels, Restaurants & Leisure 0.0%†
Sands China Ltd.*	303,900	493,341

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	26,109	317,796

NETHERLANDS 4.7%
Aerospace & Defense 0.1%
European Aeronautic Defence and Space Co. NV	61,428	1,140,901

Air Freight & Logistics 0.1%
TNT NV (a)	59,467	1,817,299

Beverages 0.2%
Heineken Holding NV	18,745	767,297
Heineken NV (a)	36,940	1,722,430

		2,489,727

Chemicals 0.2%
Akzo Nobel NV (a)	34,932	2,065,688
Koninklijke DSM NV	25,329	1,131,366

		3,197,054

Construction & Engineering 0.0%†
Koninklijke Boskalis Westminster NV	8,409	379,299

2010 Semiannual Report 55

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

NETHERLANDS (continued)
Construction & Engineering (continued)
Construction Materials 0.0%†
James Hardie Industries SE*	63,452	$444,867

Diversified Financial Services 0.3%
ING Groep NV CVA-NL*	545,565	4,815,332

Diversified Telecommunication Services 0.3%
Koninklijke (Royal) KPN NV (a)	257,807	3,867,873

Energy Equipment & Services 0.1%
Fugro NV CVA-NL	9,649	628,085
SBM Offshore NV (a)	22,600	444,735

		1,072,820

Food & Staples Retailing 0.2%
Koninklijke Ahold NV (a)	189,090	2,592,823

Food Products 0.5%
Unilever NV CVA-NL	245,402	7,465,816

Industrial Conglomerates 0.3%
Koninklijke Philips Electronics NV (a)	148,262	4,978,510

Insurance 0.1%
Aegon NV*	236,632	1,655,004

Life Sciences Tools & Services 0.1%
QIAGEN NV*	36,396	839,919

Media 0.1%
Reed Elsevier NV (a)	109,118	1,299,554
Wolters Kluwer NV (a)	39,620	809,512

		2,109,066

Oil, Gas & Consumable Fuels 1.9%
Royal Dutch Shell PLC, Class B	407,865	12,296,500
Royal Dutch Shell PLC, Class A	536,981	16,725,207

		29,021,707

Professional Services 0.1%
Randstad Holding NV*	15,466	783,645

Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	8,353	483,243

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding NV	68,349	2,242,647

Transportation Infrastructure 0.0%†
Koninklijke Vopak NV	4,292	352,036

		71,749,588

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd.	90,609	549,910

Diversified Telecommunication Services 0.0%†
Telecom Corp of New Zealand Ltd.	278,776	435,965

Electric Utilities 0.0%†
Contact Energy Ltd.* (a)	33,428	151,314

Hotels, Restaurants & Leisure 0.0%†
Sky City Entertainment Group Ltd.	106,546	243,531

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	125,454	182,397

		1,563,117

NORWAY 0.7%
Chemicals 0.1%
Yara International ASA	30,364	1,053,613

Commercial Banks 0.1%
DnB NOR ASA (a)	135,041	1,598,226

Diversified Telecommunication Services 0.1%
Telenor ASA*	126,654	1,800,521

Electrical Equipment 0.0%†
Renewable Energy Corp. ASA* (a)	67,126	228,070

Industrial Conglomerates 0.1%
Orkla ASA (a)	116,362	980,429

Metals & Mining 0.0%†
Norsk Hydro ASA* (a)	104,068	799,145

Oil, Gas & Consumable Fuels 0.3%
StatoilHydro ASA	169,643	4,101,919

		10,561,923

PORTUGAL 0.2%
Commercial Banks 0.0%†
Banco Comercial Portugues SA, Class R	312,775	293,760
Banco Espirito Santo SA	85,089	407,331

		701,091

Construction Materials 0.0%†
Cimpor Cimentos de Portugal SGPS SA	41,410	300,332

Diversified Telecommunication Services 0.1%
Portugal Telecom SGPS SA* (a)	85,775	872,953

Electric Utilities 0.1%
EDP — Energias de Portugal SA	261,849	937,096

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA* (a)	33,211	343,649

Oil, Gas & Consumable Fuels 0.0%†
Galp Energia SGPS SA, Class B	23,256	372,847

Transportation Infrastructure 0.0%†
Brisa Auto-Estradas de Portugal SA (a)	36,281	257,188

		3,785,156

SINGAPORE 1.5%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	232,000	532,855

56 Semiannual Report 2010

Common Stocks (continued)

SINGAPORE (continued)
Aerospace & Defense (continued)
Airlines 0.1%
Singapore Airlines Ltd.	80,613	$885,027

Commercial Banks 0.5%
DBS Group Holdings Ltd.	258,050	2,841,387
Oversea-Chinese Banking Corp. Ltd.	387,600	2,461,610
United Overseas Bank Ltd.	183,500	2,684,591

		7,987,588

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	18,604	409,048

Diversified Financial Services 0.1%
Singapore Exchange Ltd.	124,900	740,497

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,201,003	2,649,156

Food & Staples Retailing 0.0%†
Olam International Ltd. (a)	180,500	340,582

Food Products 0.1%
Golden Agri-Resources Ltd.	1,044,771	441,336
Wilmar International Ltd.	192,158	964,834

		1,406,170

Hotels, Restaurants & Leisure 0.0%†
Genting Singapore PLC* (a)	813,217	563,111

Industrial Conglomerates 0.2%
Fraser and Neave Ltd.	167,369	594,718
Keppel Corp. Ltd.	192,000	1,362,331
SembCorp Industries Ltd.	138,243	420,480

		2,377,529

Machinery 0.1%
Cosco Corp. Singapore Ltd. (a)	119,066	148,865
SembCorp Marine Ltd. (a)	151,200	462,676
Yangzijiang Shipbuilding Holdings Ltd. (a)	221,166	214,842

		826,383

Marine 0.0%†
Neptune Orient Lines Ltd.*	121,649	190,819

Media 0.0%†
Singapore Press Holdings Ltd.	239,500	715,362

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	211,306	295,013
CapitaMall Trust	335,800	473,657

		768,670

Real Estate Management & Development 0.1%
CapitaLand Ltd.	387,345	1,046,306
CapitaMalls Asia Ltd.	203,800	321,495
City Developments Ltd.	75,099	576,952
UOL Group Ltd.	110,120	305,668

		2,250,421

Road & Rail 0.0%†
ComfortDelgro Corp. Ltd.	280,620	318,798

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	138,181	234,543

		23,196,559

SPAIN 3.8%
Airlines 0.0%†
Iberia Lineas Aereas de Espana*	71,773	239,939

Biotechnology 0.0%†
Grifols SA (a)	17,268	218,614

Commercial Banks 1.6%
Banco Bilbao Vizcaya Argentaria SA	542,105	7,129,863
Banco de Sabadell SA (a)	138,172	701,069
Banco de Valencia SA (a)	28,456	165,907
Banco Popular Espanol SA (a)	143,933	1,019,126
Banco Santander SA (a)	1,245,842	15,841,314
Bankinter SA (a)	47,862	353,344

		25,210,623

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA (a)	22,600	1,024,814
Ferrovial SA	63,758	561,543
Fomento de Construcciones y Contratas SA (a)	5,751	188,194
Sacyr Vallehermoso SA* (a)	13,066	99,691

		1,874,242

Diversified Financial Services 0.1%
Criteria Caixacorp SA	143,853	717,404

Diversified Telecommunication Services 1.0%
Telefonica SA	640,962	14,508,317

Electric Utilities 0.4%
Acciona SA	3,829	379,533
Iberdrola SA	568,188	4,509,164
Red Electrica Corp. SA	16,306	772,570

		5,661,267

Electrical Equipment 0.0%†
Gamesa Corp. Tecnologica SA	26,325	323,479

Gas Utilities 0.1%
Enagas	24,868	498,719
Gas Natural SDG SA	33,732	575,899

		1,074,618

2010 Semiannual Report 57

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

SPAIN (continued)

Independent Power Producers & Energy Traders 0.1%
EDP Renovaveis SA*	37,892	$269,377
Iberdrola Renovables SA	127,285	493,461

		762,838

Information Technology Services 0.0%†
Indra Sistemas SA	14,845	297,598

Insurance 0.0%†
Mapfre SA (a)	110,277	360,951

Machinery 0.0%†
Zardoya Otis SA	19,618	306,304

Media 0.0%†
Gestevision Telecinco SA	14,857	211,254

Metals & Mining 0.0%†
Acerinox SA	21,083	419,716

Oil, Gas & Consumable Fuels 0.2%
Repsol YPF SA	114,906	2,697,963

Specialty Retail 0.1%
Industria de Diseno Textil SA	33,164	2,052,626

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA (a)	42,420	738,751

		57,676,504

SWEDEN 2.8%
Building Products 0.1%
Assa Abloy AB, Class B (a)	45,448	1,047,899

Capital Markets 0.0%†
Ratos AB, Class B	16,611	519,828

Commercial Banks 0.6%
Nordea Bank AB	490,411	4,784,564
Skandinaviska Enskilda Banken AB, Class A*	239,872	1,635,146
Svenska Handelsbanken AB, Class A (a)	72,750	2,040,016
Swedbank AB*	97,600	1,050,858

		9,510,584

Commercial Services & Supplies 0.0%†
Securitas AB, Class B (a)	45,885	483,206

Communications Equipment 0.4%
Telefonaktiebolaget LM Ericsson, Class B	458,124	5,286,995

Construction & Engineering 0.1%
Skanska AB, Class B	58,256	965,264

Diversified Financial Services 0.1%
Investor AB, Class B	66,600	1,259,950
Kinnevik Investment AB, Class B	31,603	580,043

		1,839,993

Diversified Telecommunication Services 0.2%
Tele2 AB, Class B	44,899	758,787
TeliaSonera AB	342,401	2,346,878

		3,105,665

Health Care Equipment & Supplies 0.0%†
Getinge AB, Class B (a)	29,071	649,832

Household Durables 0.1%
Electrolux AB	39,249	1,009,435
Husqvarna AB, Class B (a)	61,391	455,531

		1,464,966

Machinery 0.7%
Alfa Laval AB (a)	46,689	695,689
Atlas Copco AB, Class A (a)	100,458	1,615,776
Atlas Copco AB, Class B (a)	63,671	922,393
Sandvik AB*(a)	150,219	2,153,070
Scania AB, Class B (a)	46,407	809,826
SKF AB, Class B (a)	63,086	1,258,441
Volvo AB, Class A*	65,399	794,151
Volvo AB, Class B*	161,538	2,004,109

		10,253,455

Metals & Mining 0.0%†
SSAB AB, Class A	29,918	523,867
Ssab Svenskt Stal AG Series B,	8,917	138,563

		662,430

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	32,091	195,153

Paper & Forest Products 0.1%
Holmen AB, Class B (a)	7,619	192,149
Svenska Cellulosa AB, Class B (a)	86,469	1,126,684

		1,318,833

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B (a)	76,944	4,909,695

Tobacco 0.1%
Swedish Match AB (a)	37,428	848,480

		43,062,278

SWITZERLAND 7.9%
Biotechnology 0.0%†
Actelion Ltd. REG*	15,078	611,526

Building Products 0.1%
Geberit AG REG	6,159	1,093,048

Capital Markets 1.1%
Credit Suisse Group AG REG*	170,159	7,809,919
GAM Holding Ltd.*	31,816	395,203
Julius Baer Group Ltd.	31,816	1,093,459
UBS AG REG*	537,236	8,322,957

		17,621,538

58 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

SWITZERLAND (continued)

Chemicals 0.3%
Givaudan SA REG	1,103	$959,804
Syngenta AG REG	14,713	3,727,829

		4,687,633

Computers & Peripherals 0.0%†
Logitech International SA REG* (a)	27,443	448,017
Construction Materials 0.2%
Holcim Ltd.*	37,291	2,778,874

Diversified Financial Services 0.0%†
Pargesa Holding SA	4,636	376,902

Diversified Telecommunication Services 0.1%
Swisscom AG (a)	3,625	1,230,190

Electric Utilities 0.0%†
BKW FMB Energie AG	1,904	126,862

Electrical Equipment 0.4%
ABB Ltd. REG*	334,625	6,418,611

Food Products 1.8%
Aryzta AG (a)	13,844	528,974
Lindt & Spruengli AG (a)	139	688,622
Nestle SA REG	525,623	25,719,216

		26,936,812

Health Care Equipment & Supplies 0.1%
Nobel Biocare Holding AG REG	18,741	410,768
Sonova Holding AG REG	6,990	866,505
Straumann Holding AG	1,000	245,719

		1,522,992

Insurance 0.6%
Baloise Holding AG REG	7,537	593,475
Swiss Life Holding AG REG*	4,495	546,393
Swiss Reinsurance Co. Ltd.	52,714	2,286,125
Zurich Financial Services AG	22,734	5,040,010

		8,466,003

Life Sciences Tools & Services 0.0%†
Lonza Group AG (a)	6,934	541,104

Machinery 0.1%
Schindler Holding AG	11,705	1,023,875

Marine 0.1%
Kuehne + Nagel International AG	8,140	851,847

Metals & Mining 0.3%
Xstrata PLC	286,858	4,705,576

Pharmaceuticals 2.2%
Novartis AG	321,221	16,377,374
Roche Holding AG	106,449	16,807,146

		33,184,520

Professional Services 0.1%
Adecco SA (a)	20,429	1,201,591
SGS SA	804	1,044,354

		2,245,945

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	102,946	953,248

Textiles, Apparel & Luxury Goods 0.3%
Compagnie Financiere Richemont SA, Class A	82,170	3,030,754
Swatch Group AG, (The)	11,099	1,713,947

		4,744,701

		120,569,824

UNITED KINGDOM 18.4%
Aerospace & Defense 0.4%
BAE Systems PLC	550,859	2,887,168
Cobham PLC	167,466	678,833
Rolls-Royce Group PLC, Class C* (b)	24,684,840	37,769
Rolls-Royce Group PLC*	274,276	2,416,770

		6,020,540

Airlines 0.0%†
British Airways PLC* (a)	82,024	284,384

Beverages 0.7%
Diageo PLC	377,335	6,435,491
SABMiller PLC	143,520	4,499,355

		10,934,846

Capital Markets 0.2%
3I Group PLC	155,338	640,805
ICAP PLC	76,023	438,609
Investec PLC	61,049	482,840
Man Group PLC	276,429	1,020,499
Schroders PLC	16,849	356,213

		2,938,966

Chemicals 0.1%
Johnson Matthey PLC	33,945	902,765

Commercial Banks 3.4%
Barclays PLC	1,739,162	8,933,741
HSBC Holdings PLC	2,638,991	26,871,274
Lloyds Banking Group PLC*	5,746,566	5,749,394
Royal Bank of Scotland Group PLC*	2,536,331	2,075,483
Standard Chartered PLC	306,517	8,176,176

		51,806,068

Commercial Services & Supplies 0.1%
G4S PLC	185,050	753,245
Serco Group PLC	71,383	685,125

		1,438,370

Construction & Engineering 0.0%†
Balfour Beatty PLC	102,981	435,881

2010 Semiannual Report 59

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED KINGDOM (continued)
Construction & Engineering (continued)

Containers & Packaging 0.0%†
Rexam PLC	128,431	$633,278

Diversified Financial Services 0.0%†
London Stock Exchange Group PLC	21,555	224,241

Diversified Telecommunication Services 0.2%
BT Group PLC	1,211,471	2,331,216
Cable & Wireless Worldwide PLC*	371,694	491,366
Inmarsat PLC	62,311	725,014

		3,547,596

Electric Utilities 0.2%
Scottish & Southern Energy PLC	137,803	2,285,305

Energy Equipment & Services 0.1%
Amec PLC	54,185	688,590
Petrofac Ltd.	28,805	498,186

		1,186,776

Food & Staples Retailing 0.7%
J Sainsbury PLC	170,226	877,261
Tesco PLC	1,201,138	7,966,789
WM Morrison Supermarkets PLC	339,046	1,500,010

		10,344,060

Food Products 0.4%
Associated British Foods PLC	60,359	927,275
Unilever PLC	192,758	5,792,400

		6,719,675

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	133,622	1,385,337

Hotels, Restaurants & Leisure 0.4%
Carnival PLC	26,989	1,169,144
Compass Group PLC	288,853	2,349,176
Intercontinental Hotels Group PLC	37,541	661,877
Thomas Cook Group PLC	118,106	448,033
Tui Travel PLC	81,883	349,326
Whitbread PLC	25,542	596,894

		5,574,450

Household Products 0.3%
Reckitt Benckiser Group PLC	93,383	4,851,045

Independent Power Producers & Energy Traders 0.1%
Drax Group PLC	55,054	303,815
International Power PLC	245,778	1,244,050

		1,547,865

Industrial Conglomerates 0.1%
Smiths Group PLC	56,989	979,863
Tomkins PLC	132,879	502,695

		1,482,558

Insurance 0.7%
Admiral Group PLC	24,949	500,373
Aviva PLC	418,915	2,214,536
Legal & General Group PLC	858,608	1,116,476
Old Mutual PLC*	772,743	1,363,791
Prudential PLC	384,400	3,374,797
Resolution Ltd.	327,076	364,247
RSA Insurance Group PLC	488,085	903,382
Standard Life PLC	324,155	986,165

		10,823,767

Internet & Catalog Retail 0.0%†
Home Retail Group PLC	153,371	643,072

Machinery 0.0%†
Invensys PLC	117,422	604,725

Media 0.5%
British Sky Broadcasting Group PLC	166,134	1,555,091
Pearson PLC	126,479	2,021,254
Reed Elsevier PLC	190,829	1,493,983
WPP PLC	196,589	2,084,299

		7,154,627

Metals & Mining 2.2%
Anglo American PLC*	199,287	8,464,857
Antofagasta PLC	65,052	986,306
BHP Billiton PLC	334,055	10,198,824
Eurasian Natural Resources Corp.	37,171	689,156
Kazakhmys PLC	31,349	664,150
Lonmin PLC*	22,443	648,393
Rio Tinto PLC	207,656	10,735,896
Vedanta Resources PLC	22,477	859,211

		33,246,793

Multiline Retail 0.2%
Marks & Spencer Group PLC	254,722	1,424,402
Next PLC	32,767	1,145,113

		2,569,515

Multi-Utilities 0.5%
Centrica PLC	785,660	3,529,050
National Grid PLC	368,885	3,557,128
United Utilities Group PLC	114,075	933,507

		8,019,685

Oil, Gas & Consumable Fuels 2.4%
BG Group PLC	512,825	8,668,082
BP PLC	2,844,448	24,808,965
Cairn Energy PLC*	224,790	1,371,847
EnQuest plc*	25,628	38,702
Tullow Oil PLC	132,511	2,307,865

		37,195,461

60 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

UNITED KINGDOM (continued)

Pharmaceuticals 1.6%
AstraZeneca PLC	220,867	$9,759,368
GlaxoSmithKline PLC	785,555	14,580,651

		24,340,019

Professional Services 0.1%
Capita Group PLC (The)	91,114	1,111,298

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC	136,948	972,510
Hammerson PLC	101,892	594,787
Land Securities Group PLC	120,427	1,204,325
Liberty International PLC (a)	72,352	539,521
Segro PLC	106,329	501,903

		3,813,046

Road & Rail 0.0%†
Firstgroup PLC	72,664	422,262

Software 0.1%
Autonomy Corp. PLC*	31,364	860,354
Sage Group PLC (The)	205,843	769,346

		1,629,700

Specialty Retail 0.1%
Kingfisher PLC	378,104	1,440,988

Textiles, Apparel & Luxury Goods 0.0%†
Burberry Group PLC	63,436	649,707

Tobacco 0.9%
British American Tobacco PLC	301,752	9,488,474
Imperial Tobacco Group PLC	156,482	4,457,858

		13,946,332

Trading Companies & Distributors 0.1%
Bunzl PLC	47,925	558,092
Wolseley PLC*	45,182	1,128,414

		1,686,506

Water Utilities 0.0%†
Severn Trent PLC	34,630	612,355

Wireless Telecommunication Services 1.2%
Vodafone Group PLC	7,976,568	17,674,883

		282,128,747

UNITED STATES 0.1%
Health Care Equipment & Supplies 0.1%
Synthes, Inc.	8,950	1,015,570

Total Common Stocks (cost $1,567,493,189)		1,510,342,749

Preferred Stocks 0.5%

GERMANY 0.5% (a)
Automobiles 0.3%
Bayerische Motoren Werke AG	8,063	287,258
Porsche Automobil Holding SE	13,193	763,450
Volkswagen AG (a)	27,169	2,624,880

		3,675,588

Health Care Equipment & Supplies 0.1%
Fresenius SE	12,148	880,705

Household Products 0.1%
Henkel AG & Co. KGaA (a)	26,862	1,440,253

Multi-Utilities 0.0%†
RWE AG (a)	6,674	511,188

Total Preferred Stocks (cost $6,343,170)		6,507,734

Rights 0.0%

	Number of Rights	Market Value

NORWAY 0.0%†
Electrical Equipment 0.0%†
Renewable Energy Corp. ASA 5/20/2010*(b)	25,886	35,896

SPAIN 0.0%†
Commercial Banks 0.0%†
Banco de Valencia SA 5/10/2010*	28,456	3,334

Total Rights (cost $117,701)		39,230

Warrant 0.0%

	Number of Warrants	Market Value

HONG KONG 0.0%
Real Estate Development & Management 0.0%
Henderson Land Development Co. Ltd.*(b)	32,160	$0

Total Warrant (cost $0)		0

Mutual Fund 0.3%

	Shares	Market Value

Money Market Fund 0.3%
Invesco AIM Liquid Assets Portfolio, 0.15%(c)	4,938,517	4,938,517

Total Mutual Fund (cost $4,938,517)		4,938,517

2010 Semiannual Report 61

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide International Index Fund (Continued)

Repurchase Agreements 12.5%

	Principal Amount	Market Value

Morgan Stanley, 0.19%, dated 04/30/2010, due 05/03/2010, repurchase price $185,089,031, collateralized by U.S. Government Agency Securities ranging from 4.0% - 6.0%, maturing 07/01/2023 - 04/01/2040; total market value $188,806,701. (d)	$185,086,100	$185,086,100

Goldman Sachs & Co., 0.19%, dated 04/30/2010, due 05/03/2010, repurchase price $7,000,111, collateralized by U.S. Government Agency Securities ranging from 1.0% - 5.0%, maturing 06/28/2010 - 04/27/2029; total market value $7,140,005. (d)	7,000,000	7,000,000

Total Repurchase Agreements (cost $192,086,100)		192,086,100

Total Investments (cost $1,770,978,677) (e) — 111.8%		1,713,914,330

Liabilities in excess of other assets — (11.8)%		(180,858,400)

NET ASSETS — 100.0%		$1,533,055,930

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2010. The total value of securities on loan at April 30, 2010 was $181,932,764.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of April 30, 2010.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of April 30, 2010 was $192,086,100.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NL	Netherlands

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SE	Sweden

SGPS	Holding Enterprise

SP	Spain

SpA	Limited Share Company

VVPR	Belgian Dividend Coupon

At April 30, 2010, the Fund’s open futures contracts were as follows (See Note 2):

			National Value	Unrealized
Number of	Long		Covered by	Appreciation
Contracts	Contracts	Expiration	Contracts	(Depreciation)

54	E-Mini MSCI EAFE Index	06/18/10	$4,118,850	$(163,698)
108	Euro STOXX 50	06/18/10	3,951,530	(180,957)
33	FTSE 100 Index	06/18/10	2,780,828	(57,819)
10	SPI 200 Index	06/17/10	1,114,755	(10,666)
25	Topix Index	06/10/10	2,616,171	78,425

			$14,582,134	$(334,715)

The accompanying notes are an integral part of these financial statements.

62 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
International
Index Fund

Assets:
Investments, at value (cost $1,578,892,577)*	$1,521,828,230
Repurchase agreements, at value and cost	192,086,100

Total Investments	1,713,914,330

Cash	60,964
Deposits with broker for futures	1,632,000
Foreign currencies, at value (cost $9,611,005)	9,637,603
Interest and dividends receivable	5,789,798
Security lending income receivable	259,335
Receivable for capital shares issued	538,250
Reclaims receivable	1,340,135
Prepaid expenses and other assets	73,614

Total Assets	1,733,246,029

Liabilities:
Payable for investments purchased	6,177,287
Payable for capital shares redeemed	1,024,058
Payable for variation margin on futures contracts	91,857
Payable upon return of securities loaned (Note 2)	192,086,100
Accrued expenses and other payables:
Investment advisory fees	273,905
Fund administration fees	151,486
Distribution fees	80,839
Administrative servicing fees	56,941
Accounting and transfer agent fees	65,724
Trustee fees	15,098
Custodian fees	16,857
Compliance program costs (Note 3)	13,727
Professional fees	64,168
Printing fees	34,222
Other	37,830

Total Liabilities	200,190,099

Net Assets	$1,533,055,930

Represented by:
Capital	$1,604,377,075
Accumulated undistributed net investment income	10,001,401
Accumulated net realized losses from investments, futures and foreign currency transactions	(23,964,928)
Net unrealized appreciation/(depreciation) from investments	(57,064,347)
Net unrealized appreciation/(depreciation) from futures (Note 2)	(334,715)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	41,444

Net Assets	$1,533,055,930

*	Includes value of securities on loan of $181,932,764 (Note 2)

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 63

Statement of Assets and Liabilities (Continued)

Nationwide
International
Index Fund

Net Assets:
Class A Shares	$377,087,371
Class B Shares	223,535
Class C Shares	752,532
Class R2 Shares	5,817
Institutional Class Shares	1,154,986,675

Total	$1,533,055,930

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	54,275,291
Class B Shares	32,942
Class C Shares	113,279
Class R2 Shares	838
Institutional Class Shares	165,552,108

Total	219,974,458

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.95
Class B Shares (a)	$6.79
Class C Shares (b)	$6.64
Class R2 Shares	$6.94
Institutional Class Shares	$6.98
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.37

Maximum Sales Charge: Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

64 Semiannual Report 2010

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
International
Index Fund

INVESTMENT INCOME:
Interest income	$1,345
Dividend income	23,075,245
Income from securities lending (Note 2)	534,056
Foreign tax withholding	(2,311,969)

Total Income	21,298,677

EXPENSES:
Investment advisory fees	2,050,511
Fund administration fees	867,930
Distribution fees Class A	460,090
Distribution fees Class B	1,527
Distribution fees Class C	3,568
Distribution fees Class R2	14
Administrative servicing fees Class A	276,055
Registration and filing fees	27,654
Professional fees	64,030
Printing fees	35,106
Trustee fees	37,465
Custodian fees	34,793
Accounting and transfer agent fees	87,828
Compliance program costs (Note 3)	7,607
Other	36,418

Total expenses before earnings credit and expenses reimbursed	3,990,596
Earnings credit (Note 6)	(69)
Expenses reimbursed by adviser (Note 3)	(467,030)

Net Expenses	3,523,497

NET INVESTMENT INCOME	17,775,180

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,284,314)
Net realized gains from futures transactions (Note 2)	885,097
Net realized losses from foreign currency transactions	(715,688)

Net realized losses from investments, futures and foreign currency transactions	(1,114,905)

Net change in unrealized appreciation/(depreciation) from investments	24,292,511
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	417,235
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts	42,598
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(257,610)

Net change in unrealized appreciation/(depreciation) from investments, futures, forward currency contracts and translation of assets and liabilities denominated in foreign currencies	24,494,734

Net realized/unrealized gains from investments, futures, forward currency contracts and translation of assets and liabilities denominated in foreign currencies	23,379,829

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$41,155,009

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 65

Statements of Changes in Net Assets

	Nationwide International Index Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$17,775,180	$39,128,868
Net realized losses from investment, futures and foreign currency transactions	(1,114,905)	(8,465,336)
Net change in unrealized appreciation/(depreciation) from investments, futures, forward currency contracts and translation of assets and liabilities denominated in foreign currencies	24,494,734	303,873,560

Change in net assets resulting from operations	41,155,009	334,537,092

Distributions to Shareholders From:
Net investment income:
Class A	(4,311,593)	(8,787,908)
Class B	(4,379)	(9,396)
Class C	(7,300)	(16,301)
Class R2 (a)	(65)	(160)
Institutional Class	(14,518,020)	(38,890,142)
Net realized gains:
Class A	–	(26,827,471)
Class B	–	(37,356)
Class C	–	(69,280)
Class R2 (a)	–	(596)
Institutional Class	–	(101,652,007)

Change in net assets from shareholder distributions	(18,841,357)	(176,290,617)

Change in net assets from capital transactions	49,499,130	14,514,027

Change in net assets	71,812,782	172,760,502

Net Assets:
Beginning of period	1,461,243,148	1,288,482,646

End of period	$1,533,055,930	$1,461,243,148

Accumulated undistributed net investment income	$10,001,401	$11,067,578

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$32,751,986	$65,921,482
Dividends reinvested	4,278,003	35,390,835
Cost of shares redeemed (b)	(15,041,144)	(41,816,685)

Total Class A	21,988,845	59,495,632

Class B Shares
Proceeds from shares issued	3,008	65,522
Dividends reinvested	3,508	38,003
Cost of shares redeemed	(198,482)	(89,389)

Total Class B	(191,966)	14,136

Class C Shares
Proceeds from shares issued	124,281	165,829
Dividends reinvested	5,146	45,208
Cost of shares redeemed (b)	(32,396)	(300,697)

Total Class C	97,031	(89,660)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – see Note 5 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

66 Semiannual Report 2010

	Nationwide International Index Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$1,000	$–
Dividends reinvested	65	756
Cost of shares redeemed	(776)	(1,800)

Total Class R2	289	(1,044)

Institutional Class Shares
Proceeds from shares issued	94,469,751	176,627,522
Dividends reinvested	14,517,697	140,539,034
Cost of shares redeemed	(81,382,517)	(362,071,593)

Total Institutional Class	27,604,931	(44,905,037)

Change in net assets from capital transactions	$49,499,130	$14,514,027

SHARE TRANSACTIONS:
Class A Shares
Issued	4,676,979	11,340,751
Reinvested	619,103	6,409,728
Redeemed	(2,126,957)	(7,081,685)

Total Class A Shares	3,169,125	10,668,794

Class B Shares
Issued	426	10,675
Reinvested	519	7,059
Redeemed	(27,919)	(15,132)

Total Class B Shares	(26,974)	2,602

Class C Shares
Issued	18,931	29,266
Reinvested	777	8,561
Redeemed	(4,837)	(58,075)

Total Class C Shares	14,871	(20,248)

Class R2 Shares (a)
Issued	149	–
Reinvested	9	138
Redeemed	(114)	(298)

Total Class R2 Shares	44	(160)

Institutional Class Shares
Issued	13,317,765	33,095,502
Reinvested	2,094,906	25,314,809
Redeemed	(11,539,315)	(59,142,801)

Total Institutional Class Shares	3,873,356	(732,490)

Total change in shares:	7,030,422	9,918,498

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 67

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.85	0.07	0.11	0.18	(0.08)	–	(0.08)	–	$6.95	2.69%	$377,087,371	0.77%	2.05%	0.83%	1.16%
Year Ended October 31, 2009 (f)	$6.33	0.15	1.19	1.34	(0.19)	(0.63)	(0.82)	–	$6.85	24.50%	$349,861,598	0.79%	2.52%	0.87%	11.22%
Year Ended October 31, 2008 (f)	$12.60	0.24	(5.86)	(5.62)	(0.33)	(0.32)	(0.65)	–	$6.33	(46.65%)	$256,105,481	0.73%	2.53%	0.79%	12.76%
Year Ended October 31, 2007 (f)	$10.59	0.24	2.32	2.56	(0.25)	(0.30)	(0.55)	–	$12.60	24.91%	$232,958,284	0.79%	2.27%	0.81%	6.15%
Year Ended October 31, 2006	$8.69	0.16	2.11	2.27	(0.12)	(0.25)	(0.37)	–	$10.59	26.89%	$103,403,038	0.76%	1.95%	0.80%	8.66%
Year Ended October 31, 2005	$7.63	0.16	1.18	1.34	(0.20)	(0.08)	(0.28)	–	$8.69	17.83%	$40,558,775	0.76%	1.81%	0.83%	12.24%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.70	0.04	0.12	0.16	(0.07)	–	(0.07)	–	$6.79	2.44%	$223,535	1.37%	1.16%	1.43%	1.16%
Year Ended October 31, 2009 (f)	$6.22	0.11	1.16	1.27	(0.16)	(0.63)	(0.79)	–	$6.70	23.79%	$401,295	1.37%	1.93%	1.45%	11.22%
Year Ended October 31, 2008 (f)	$12.39	0.23	(5.81)	(5.58)	(0.27)	(0.32)	(0.59)	–	$6.22	(46.95%)	$356,467	1.37%	2.18%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.42	0.18	2.27	2.45	(0.18)	(0.30)	(0.48)	–	$12.39	24.18%	$713,940	1.37%	1.62%	1.39%	6.15%
Year Ended October 31, 2006	$8.57	0.13	2.05	2.18	(0.08)	(0.25)	(0.33)	–	$10.42	25.98%	$604,517	1.37%	1.41%	1.41%	8.66%
Year Ended October 31, 2005	$7.54	0.08	1.19	1.27	(0.16)	(0.08)	(0.24)	–	$8.57	17.17%	$395,925	1.36%	1.14%	1.43%	12.24%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.56	0.05	0.10	0.15	(0.07)	–	(0.07)	–	$6.64	2.35%	$752,532	1.36%	1.50%	1.43%	1.16%
Year Ended October 31, 2009 (f)	$6.10	0.10	1.15	1.25	(0.16)	(0.63)	(0.79)	–	$6.56	23.69%	$645,429	1.37%	1.83%	1.45%	11.22%
Year Ended October 31, 2008 (f)	$12.17	0.21	(5.69)	(5.48)	(0.27)	(0.32)	(0.59)	–	$6.10	(46.98%)	$724,073	1.37%	2.17%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.25	0.16	2.25	2.41	(0.19)	(0.30)	(0.49)	–	$12.17	24.22%	$1,665,407	1.37%	1.69%	1.39%	6.15%
Year Ended October 31, 2006	$8.44	0.11	2.04	2.15	(0.09)	(0.25)	(0.34)	–	$10.25	26.06%	$639,287	1.37%	1.36%	1.41%	8.66%
Period Ended October 31, 2005 (g)	$8.27	0.09	0.19	0.28	(0.11)	–	(0.11)	–	$8.44	3.63%	$151,484	1.36%	1.57%	1.43%	12.24%

Class R2 Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.84	0.07	0.11	0.18	(0.08)	–	(0.08)	–	$6.94	2.67%	$5,817	0.87%	1.95%	0.95%	1.16%
Year Ended October 31, 2009 (f)	$6.33	0.15	1.17	1.32	(0.18)	(0.63)	(0.81)	–	$6.84	24.36%	$5,427	0.87%	2.63%	0.95%	11.22%
Year Ended October 31, 2008 (f)	$12.60	0.20	(5.83)	(5.63)	(0.32)	(0.32)	(0.64)	–	$6.33	(46.67%)	$6,038	0.85%	2.20%	0.88%	12.76%
Period Ended October 31, 2007 (f)(h)	$10.96	0.21	1.57	1.78	(0.14)	–	(0.14)	–	$12.60	16.39%	$1,164	0.76%	2.82%	0.77%	6.15%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

68 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund (Continued)

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$6.87	0.09	0.11	0.20	(0.09)	–	(0.09)	–	$6.98	2.93%	$1,154,986,675	0.37%	2.43%	0.43%	1.16%
Year Ended October 31, 2009 (f)	$6.35	0.18	1.19	1.37	(0.22)	(0.63)	(0.85)	–	$6.87	24.93%	$1,110,329,399	0.37%	3.02%	0.45%	11.22%
Year Ended October 31, 2008 (f)	$12.64	0.33	(5.93)	(5.60)	(0.37)	(0.32)	(0.69)	–	$6.35	(46.44%)	$1,031,290,587	0.37%	3.21%	0.42%	12.76%
Year Ended October 31, 2007 (f)	$10.61	0.30	2.32	2.62	(0.29)	(0.30)	(0.59)	–	$12.64	25.49%	$2,425,067,834	0.37%	2.62%	0.39%	6.15%
Year Ended October 31, 2006	$8.70	0.22	2.09	2.31	(0.15)	(0.25)	(0.40)	–	$10.61	27.32%	$1,900,802,330	0.37%	2.34%	0.41%	8.66%
Year Ended October 31, 2005	$7.64	0.18	1.19	1.37	(0.23)	(0.08)	(0.31)	–	$8.70	18.26%	$1,320,671,391	0.36%	2.17%	0.43%	12.24%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 69

Nationwide Mid Cap Market Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s MidCap 400 (S&P 400) Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2010, the Nationwide Mid Cap Market Index Fund (Class A at NAV) returned 25.36% versus 25.78% for its benchmark, the S&P 400 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 414 funds as of April 30, 2010) was 23.09% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Global stock markets remained volatile during the entire reporting period, but the general pattern that has been in place since the markets bottomed in March 2009 persisted: The backdrop of a slowly improving economy and strong corporate earnings has allowed stock markets to post noticeable gains. A significant market correction in stocks occurred from mid-January to mid-February 2010, spurred by uneven economic data, concerns about the creditworthiness of European sovereign debt, and uncertainty surrounding the passage of health-care reform. By February 2010, U.S. stocks had dropped to -5.0% on a year-to-date basis, but these stocks subsequently experienced a multiweek rally that allowed them to return 15.7% during the reporting period. At the end of April, market volatility was rising and uncertainty plagued the escalating Greek sovereign debt crisis.

All 10 sectors within the Fund’s benchmark S&P 400 Index recorded positive returns during the reporting period. The strongest-performing sectors were materials, with 36.92%, and consumer discretionary, with 30.58%. The top five stocks that provided positive contributions to the Fund during the reporting period were Louisiana-Pacific Corp., Sotheby’s, Carpenter Technology Corp., Mariner Energy, Inc. and Netflix, Inc.

What areas of investment detracted from Fund performance?

Although sectors such as telecommunications services, with a return of 16.39%, consumer staples, with 16.53%, and utilities, with 18.55%, recorded positive returns in the Fund’s benchmark for the reporting period, these results significantly lagged those of the benchmark’s top-performing segments. On an individual-stock basis, Fund holdings that provided the greatest negative contributions to Fund performance during the reporting period were Global Payments Inc.; Corrections Corporation of America; Comstock Resources, Inc.; Dynegy Inc.; and Palm, Inc.

What is your outlook for the near term?

So far in 2010, a backdrop of moderate economic growth, low inflation, accommodative monetary policy and improving prospects for corporate earnings has been very supportive of risk asset prices. There are, however, a number of uncertainties and risks for investors to consider, including ongoing deleveraging issues (such as the uncertainty about Greece’s debt problems), escalating tensions between the United States and China over currency matters, and a general sense of unease regarding the strength and pace of the global recovery.

In our minds, there are two key risks that could derail the current cyclical bull market. The first would be a significant setback in economic activity that interrupts the growth in corporate revenues and earnings. The second would be an increase in inflationary pressures that could force the Federal Reserve Board into a rapid tightening of monetary policy. By our analysis, neither of these events is likely to occur. While the current recovery is far from robust, the number of positive trends leads us to believe that it should become sustainable. From an inflation perspective, it is our view that the amount of slack in the labor market (and in the economy as a whole) should prevent a dramatic rise in wage and price pressures.

From a short-term perspective, we acknowledge that markets remain under pressure due to sovereign debt issues in Europe, policy tightening in China and elsewhere, and uncertainty surrounding pending regulations for the financial services sector. In our view, however, the positive forces of improving economic growth, an absence of inflation, low interest rates and stronger corporate earnings should continue to move markets higher.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Edward Corallo and Debra L. Jelilian

70 Semiannual Report 2010

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	25.36%	47.78%	6.15%	6.08%
	w/SC2	18.16%	39.30%	4.90%	5.45%

Class B3	w/o SC1	25.00%	47.20%	5.53%	5.48%
	w/SC4	20.00%	42.20%	5.20%	5.48%

Class C5	w/o SC1	24.97%	47.00%	5.51%	5.47%
	w/SC6	23.97%	46.00%	5.51%	5.47%

Class R2[7,8,9]		25.22%	47.66%	6.12%	6.06%

Institutional Class[7]		25.56%	48.47%	6.59%	6.52%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A shares for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]	These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.74%	0.72%

Class B	1.34%	1.32%

Class C	1.34%	1.32%

Class R2	1.04%	1.02%

Institutional Class	0.34%	0.32%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Mid Cap Market Index Fund, the S&P MidCap 400® Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 71

Shareholder	Nationwide Mid Cap Market Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Mid Cap Market			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Index Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,253.60	4.02	0.72
	Hypothetical	[b]	1,000.00	1,021.22	3.61	0.72

Class B Shares	Actual		1,000.00	1,250.00	7.36	1.32
	Hypothetical	[b]	1,000.00	1,018.25	6.61	1.32

Class C Shares	Actual		1,000.00	1,249.70	7.36	1.32
	Hypothetical[b]		1,000.00	1,018.25	6.61	1.32

Class R2 Shares	Actual		1,000.00	1,252.20	4.47	0.80
	Hypothetical	[b]	1,000.00	1,020.83	4.01	0.80

Institutional Class	Actual		1,000.00	1,255.60	1.79	0.32
Shares	Hypothetical	[b]	1,000.00	1,023.21	1.61	0.32

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

72 Semiannual Report 2010

Portfolio Summary	Nationwide Mid Cap Market Index Fund
April 30, 2010 (Unaudited)

Asset Allocation

Common Stocks	97.2%
Repurchase Agreement	3.6%
Mutual Fund	2.5%
Liabilities in excess of other assets	(3	.3)%

	100.0%

Top Industries †

Real Estate Investment Trusts (REITs)	7.2%
Machinery	5.2%
Insurance	4.3%
Specialty Retail	4.2%
Health Care Equipment & Supplies	3.7%
Commercial Banks	3.7%
Oil, Gas & Consumable Fuels	3.7%
Software	3.4%
Health Care Providers & Services	3.4%
Chemicals	3.2%
Other Industries *	58.0%

100.0%

Top Holdings †

Invesco AIM Liquid Assets Portfolio	2.5%
Vertex Pharmaceuticals, Inc.	0.7%
Cree, Inc.	0.7%
Newfield Exploration Co.	0.7%
New York Community Bancorp, Inc.	0.7%
Lubrizol Corp.	0.6%
Joy Global, Inc.	0.5%
Edwards Lifesciences Corp.	0.5%
Macerich Co. (The)	0.5%
Cimarex Energy Co.	0.5%
Other Holdings *	92.1%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 73

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Mid Cap Market Index Fund

Common Stocks 97.2%

	Shares	Market Value

Aerospace & Defense 0.6%
Alliant Techsystems, Inc.*	28,700	$2,322,117
BE Aerospace, Inc.*	88,559	2,631,088

		4,953,205

Airlines 0.3%
AirTran Holdings, Inc.*	124,060	655,037
Alaska Air Group, Inc.*	30,678	1,270,376
JetBlue Airways Corp.*	183,725	1,027,023

		2,952,436

Auto Components 0.8%
BorgWarner, Inc.*	103,140	4,470,087
Gentex Corp.	120,312	2,585,505

		7,055,592

Automobiles 0.1%
Thor Industries, Inc.	34,023	1,214,961

Beverages 0.3%
Hansen Natural Corp.*	62,300	2,746,184

Biotechnology 1.3%
OSI Pharmaceuticals, Inc.*	51,600	3,027,372
United Therapeutics Corp.*	42,200	2,400,758
Vertex Pharmaceuticals, Inc.*	174,842	6,778,624

		12,206,754

Building Products 0.2%
Lennox International, Inc.	42,305	1,914,724

Capital Markets 2.3%
Affiliated Managers Group, Inc.*	38,548	3,244,971
Apollo Investment Corp.	167,116	2,032,130
Eaton Vance Corp.	102,040	3,595,889
Greenhill & Co., Inc.	18,200	1,599,598
Jefferies Group, Inc.	105,563	2,873,425
Raymond James Financial, Inc.	85,887	2,631,578
SEI Investments Co.	111,680	2,508,333
Waddell & Reed Financial, Inc., Class A	74,066	2,749,330

		21,235,254

Chemicals 3.3%
Albemarle Corp.	79,287	3,620,244
Ashland, Inc.	67,900	4,044,124
Cabot Corp.	56,411	1,835,614
Cytec Industries, Inc.	42,162	2,026,306
Intrepid Potash, Inc.* (a)	35,914	943,102
Lubrizol Corp.	60,280	5,445,695
Minerals Technologies, Inc.	16,640	960,128
NewMarket Corp.	10,238	1,126,180
Olin Corp.	67,260	1,412,460
RPM International, Inc.	112,092	2,474,991
Scotts Miracle-Gro Co. (The), Class A	39,068	1,892,845
Sensient Technologies Corp.	42,880	1,352,006
Valspar Corp.	86,700	2,715,444

		29,849,139

Commercial Banks 3.8%
Associated Banc-Corp.	149,358	2,170,172
BancorpSouth, Inc.	63,000	1,394,820
Bank of Hawaii Corp.	41,600	2,199,808
Cathay General Bancorp	66,887	827,392
City National Corp.	39,000	2,428,920
Commerce Bancshares, Inc.	63,245	2,619,608
Cullen/Frost Bankers, Inc.	52,078	3,091,350
FirstMerit Corp.	77,517	1,821,649
Fulton Financial Corp.	173,264	1,819,272
International Bancshares Corp.	44,600	1,077,982
PacWest Bancorp	25,115	603,011
Prosperity Bancshares, Inc.	40,500	1,588,410
SVB Financial Group*	36,799	1,811,615
Synovus Financial Corp. (a)	650,589	1,958,273
TCF Financial Corp.	109,611	2,042,053
Trustmark Corp.	48,637	1,190,634
Valley National Bancorp (a)	132,388	2,149,981
Webster Financial Corp.	60,300	1,249,416
Westamerica Bancorp.	25,195	1,480,710
Wilmington Trust Corp.	76,148	1,319,645

		34,844,721

Commercial Services & Supplies 1.5%
Brink’s Co. (The)	41,053	1,093,241
Clean Harbors, Inc.*	19,600	1,243,228
Copart, Inc.*	58,173	2,076,194
Corrections Corp of America*	100,161	2,075,336
Deluxe Corp.	46,073	966,151
Herman Miller, Inc.	47,800	1,014,316
HNI Corp.	39,470	1,225,149
Mine Safety Appliances Co.	26,400	775,896
Rollins, Inc.	37,221	809,557
Waste Connections, Inc.*	68,800	2,462,352

		13,741,420

Communications Equipment 1.7%
ADC Telecommunications, Inc.*	83,025	665,030
ADTRAN, Inc.	50,859	1,361,496
Ciena Corp.* (a)	82,800	1,530,972
CommScope, Inc.*	81,648	2,660,092
F5 Networks, Inc.*	69,224	4,736,998
Palm, Inc.* (a)	145,800	845,640
Plantronics, Inc.	43,400	1,440,880
Polycom, Inc.*	74,102	2,412,020

		15,653,128

74 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Computers & Peripherals 0.4%
Diebold, Inc.	57,252	$1,794,850
NCR Corp.*	141,560	1,862,930

		3,657,780

Construction & Engineering 1.5%
Aecom Technology Corp.*	98,800	2,970,916
Granite Construction, Inc.	28,960	973,346
KBR, Inc.	139,237	3,074,353
Shaw Group, Inc. (The)*	73,965	2,831,380
URS Corp.*	73,200	3,758,820

		13,608,815

Construction Materials 0.4%
Martin Marietta Materials, Inc.	39,664	3,802,984

Consumer Finance 0.2%
AmeriCredit Corp.* (a)	83,328	1,994,872

Containers & Packaging 1.4%
AptarGroup, Inc.	59,700	2,569,488
Greif, Inc., Class A	29,620	1,752,912
Packaging Corp. of America	89,107	2,203,616
Silgan Holdings, Inc.	23,400	1,411,722
Sonoco Products Co.	86,898	2,878,931
Temple-Inland, Inc.	95,510	2,227,293

		13,043,962

Distributors 0.3%
LKQ Corp.*	123,300	2,596,698

Diversified Consumer Services 1.8%
Brink’s Home Security Holdings, Inc.*	39,484	1,655,959
Career Education Corp.*	60,549	1,772,269
Corinthian Colleges, Inc.* (a)	76,380	1,193,056
ITT Educational Services, Inc.*	26,140	2,643,538
Matthews International Corp., Class A	27,210	952,350
Regis Corp.	48,720	931,526
Service Corp. International	222,400	1,997,152
Sotheby’s	58,178	1,943,145
Strayer Education, Inc. (a)	12,440	3,024,413

		16,113,408

Diversified Financial Services 0.4%
MSCI, Inc., Class A*	91,128	3,157,585

Diversified Telecommunication Services 0.3%
Cincinnati Bell, Inc.*	179,700	605,589
TW Telecom, Inc.*	127,100	2,262,380

		2,867,969

Electric Utilities 1.7%
Cleco Corp.	54,100	1,482,340
DPL, Inc.	103,830	2,925,929
Great Plains Energy, Inc.	117,080	2,263,157
Hawaiian Electric Industries, Inc.	79,484	1,855,951
IDACORP, Inc.	41,253	1,488,408
NV Energy, Inc.	210,020	2,623,150
PNM Resources, Inc.	74,450	1,011,776
Westar Energy, Inc.	94,335	2,234,796

		15,885,507

Electrical Equipment 1.3%
Ametek, Inc.	94,150	4,071,988
Hubbell, Inc., Class B	51,767	2,405,612
Regal-Beloit Corp.	32,375	2,048,366
Thomas & Betts Corp.*	45,448	1,906,089
Woodward Governor Co.	48,996	1,570,322

		12,002,377

Electronic Equipment, Instruments & Components 2.4%
Arrow Electronics, Inc.*	103,962	3,170,841
Avnet, Inc.*	132,078	4,222,534
Ingram Micro, Inc., Class A*	141,709	2,573,435
Itron, Inc.*	34,793	2,769,871
National Instruments Corp.	49,414	1,708,736
Tech Data Corp.*	45,443	1,949,505
Trimble Navigation Ltd.*	104,900	3,431,279
Vishay Intertechnology, Inc.*	165,030	1,717,962

		21,544,163

Energy Equipment & Services 2.2%
Atwood Oceanics, Inc.*	50,600	1,842,346
Exterran Holdings, Inc.*	53,685	1,564,918
Helix Energy Solutions Group, Inc.*	78,886	1,150,158
Oceaneering International, Inc.*	48,300	3,163,650
Patterson-UTI Energy, Inc.	136,740	2,090,755
Pride International, Inc.*	152,828	4,635,273
Superior Energy Services, Inc.*	67,623	1,829,878
Tidewater, Inc.	46,377	2,486,271
Unit Corp.*	34,924	1,668,319

		20,431,568

Food & Staples Retailing 0.3%
BJ’s Wholesale Club, Inc.*	48,457	1,854,934
Ruddick Corp.	35,209	1,244,286

		3,099,220

Food Products 1.5%
Corn Products International, Inc.	64,963	2,338,668
Flowers Foods, Inc.	66,600	1,755,576
Green Mountain Coffee Roasters, Inc.* (a)	30,900	2,245,194
Lancaster Colony Corp.	16,600	912,502
Ralcorp Holdings, Inc.*	48,600	3,234,330
Smithfield Foods, Inc.*	122,391	2,293,607
Tootsie Roll Industries, Inc. (a)	22,899	609,114

		13,388,991

2010 Semiannual Report 75

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Gas Utilities 1.8%
AGL Resources, Inc.	67,165	$2,653,689
Atmos Energy Corp.	80,534	2,382,196
Energen Corp.	62,233	3,041,327
National Fuel Gas Co.	70,600	3,672,612
UGI Corp.	97,400	2,677,526
WGL Holdings, Inc.	43,385	1,550,580

		15,977,930

Health Care Equipment & Supplies 3.9%
Beckman Coulter, Inc.	60,860	3,797,664
Edwards Lifesciences Corp.*	49,400	5,092,152
Gen-Probe, Inc.*	43,300	2,051,987
Hill-Rom Holdings, Inc.	55,665	1,765,137
Hologic, Inc.*	227,298	4,061,815
IDEXX Laboratories, Inc.* (a)	50,700	3,353,298
Immucor, Inc.*	61,500	1,316,715
Kinetic Concepts, Inc.*	54,000	2,338,200
Masimo Corp.	44,714	1,046,755
ResMed, Inc.*	65,400	4,475,322
STERIS Corp.	51,009	1,697,580
Teleflex, Inc.	34,387	2,108,611
Thoratec Corp.*	51,000	2,274,090

		35,379,326

Health Care Providers & Services 3.5%
Community Health Systems, Inc.*	80,834	3,302,877
Health Management Associates, Inc., Class A *	215,707	2,010,389
Health Net, Inc.*	88,742	1,954,099
Henry Schein, Inc.*	78,974	4,775,558
Kindred Healthcare, Inc.*	33,034	589,327
LifePoint Hospitals, Inc.*	47,318	1,806,601
Lincare Holdings, Inc.*	58,463	2,729,637
Mednax, Inc.*	41,206	2,263,858
Omnicare, Inc.	105,600	2,934,624
Owens & Minor, Inc.	54,263	1,706,571
Psychiatric Solutions, Inc.*	49,000	1,576,330
Universal Health Services, Inc., Class B	86,010	3,192,691
VCA Antech, Inc.*	73,850	2,101,771
WellCare Health Plans, Inc.*	36,250	1,037,838

		31,982,171

Hotels, Restaurants & Leisure 2.3%
Bally Technologies, Inc.*	47,900	2,209,148
Bob Evans Farms, Inc.	27,429	848,379
Boyd Gaming Corp.* (a)	47,300	600,710
Brinker International, Inc.	91,730	1,698,840
Burger King Holdings, Inc.	80,086	1,689,815
Cheesecake Factory, Inc. (The)*	54,450	1,479,406
Chipotle Mexican Grill, Inc.*	27,394	3,695,724
International Speedway Corp., Class A	25,853	790,068
Life Time Fitness, Inc.*	35,466	1,303,730
Panera Bread Co., Class A*	28,100	2,190,114
Scientific Games Corp., Class A*	55,700	819,347
Wendy’s/Arby’s Group, Inc., Class A	310,675	1,649,684
WMS Industries, Inc.*	47,000	2,350,940

		21,325,905

Household Durables 1.8%
American Greetings Corp., Class A	34,514	847,664
KB Home	66,700	1,235,951
M.D.C. Holdings, Inc.	32,300	1,237,090
Mohawk Industries, Inc.*	48,647	3,100,760
NVR, Inc.*	5,326	3,824,334
Ryland Group, Inc.	39,967	910,448
Toll Brothers, Inc.*	121,818	2,749,432
Tupperware Brands Corp.	54,638	2,790,363

		16,696,042

Household Products 0.9%
Church & Dwight Co., Inc.	62,400	4,321,200
Energizer Holdings, Inc.*	61,678	3,768,526

		8,089,726

Independent Power Producers & Energy Traders 0.1%
Dynegy, Inc., Class A*	425,500	565,915

Industrial Conglomerates 0.2%
Carlisle Cos., Inc.	52,580	1,983,843

Information Technology Services 2.7%
Acxiom Corp.*	67,962	1,296,715
Alliance Data Systems Corp.* (a)	46,400	3,482,784
Broadridge Financial Solutions, Inc.	119,710	2,850,295
Convergys Corp.*	105,859	1,338,058
DST Systems, Inc.	33,660	1,428,867
Gartner, Inc.*	52,780	1,270,942
Global Payments, Inc.	71,970	3,081,036
Hewitt Associates, Inc., Class A*	72,558	2,974,152
Lender Processing Services, Inc.	83,600	3,155,900
Mantech International Corp., Class A*	19,008	855,930
NeuStar, Inc., Class A*	64,335	1,574,278
SRA International, Inc., Class A*	37,500	865,500

		24,174,457

Insurance 4.4%
American Financial Group, Inc.	66,500	1,957,095
Arthur J Gallagher & Co.	88,622	2,328,100
Brown & Brown, Inc.	101,920	2,052,669
Everest Re Group Ltd.	52,500	4,024,125
Fidelity National Financial, Inc., Class A	204,753	3,108,150
First American Corp.	89,780	3,103,695
Hanover Insurance Group, Inc. (The)	39,292	1,770,104
HCC Insurance Holdings, Inc.	99,309	2,700,212
Horace Mann Educators Corp.	34,800	598,908
Mercury General Corp.	31,400	1,412,686
Old Republic International Corp.	208,612	3,131,266

76 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Insurance (continued)

Protective Life Corp.	73,817	$1,776,775
Reinsurance Group of America, Inc.	63,363	3,271,432
StanCorp Financial Group, Inc.	42,300	1,901,808
Transatlantic Holdings, Inc.	56,175	2,793,583
Unitrin, Inc.	43,400	1,269,450
W.R. Berkley Corp.	114,366	3,087,882

		40,287,940

Internet & Catalog Retail 0.4%
Netflix, Inc.* (a)	37,430	3,696,961

Internet Software & Services 0.9%
AOL, Inc.*	93,600	2,186,496
Digital River, Inc.*	34,970	977,062
Equinix, Inc.*	39,245	3,950,009
ValueClick, Inc.*	74,850	769,458

		7,883,025

Life Sciences Tools & Services 1.9%
Affymetrix, Inc.*	62,510	433,819
Bio-Rad Laboratories, Inc., Class A*	17,000	1,898,730
Charles River Laboratories International, Inc.*	57,025	1,909,197
Covance, Inc.*	56,780	3,244,409
Mettler-Toledo International, Inc.*	29,317	3,678,697
Pharmaceutical Product Development, Inc.	105,500	2,901,250
Techne Corp.	32,835	2,175,319
Varian, Inc.*	25,660	1,328,932

		17,570,353

Machinery 5.4%
AGCO Corp.*	81,900	2,868,138
Bucyrus International, Inc.	70,400	4,435,904
Crane Co.	42,166	1,515,446
Donaldson Co., Inc.	67,011	3,102,609
Federal Signal Corp.	42,300	340,938
Graco, Inc.	51,783	1,795,834
Harsco Corp.	69,495	2,151,565
IDEX Corp.	70,102	2,355,427
Joy Global, Inc.	90,032	5,114,718
Kennametal, Inc.	70,509	2,316,926
Lincoln Electric Holdings, Inc.	37,500	2,247,750
Nordson Corp.	29,600	2,125,872
Oshkosh Corp.*	77,681	3,000,040
Pentair, Inc.	85,317	3,085,063
SPX Corp.	43,920	3,069,130
Terex Corp.*	96,000	2,545,920
Timken Co.	68,695	2,416,690
Trinity Industries, Inc.	68,150	1,696,254
Valmont Industries, Inc.	17,184	1,431,255
Wabtec Corp.	41,070	1,954,111

		49,569,590

Marine 0.4%
Alexander & Baldwin, Inc.	36,701	1,305,822
Kirby Corp.*	46,456	1,954,868

		3,260,690

Media 0.8%
DreamWorks Animation SKG, Inc., Class A*	65,585	2,603,069
Harte-Hanks, Inc.	33,840	487,296
John Wiley & Sons, Inc., Class A	38,200	1,614,714
Lamar Advertising Co., Class A*	45,979	1,711,338
Scholastic Corp.	23,555	636,221

		7,052,638

Metals & Mining 1.1%
Carpenter Technology Corp.	38,860	1,526,032
Commercial Metals Co.	100,700	1,498,416
Reliance Steel & Aluminum Co.	56,800	2,772,408
Steel Dynamics, Inc.	190,400	2,991,184
Worthington Industries, Inc.	55,487	886,128

		9,674,168

Multiline Retail 0.7%
99 Cents Only Stores*	40,933	635,280
Dollar Tree, Inc.*	76,828	4,664,996
Saks, Inc.* (a)	137,700	1,342,575

		6,642,851

Multi-Utilities 1.8%
Alliant Energy Corp.	98,400	3,365,280
Black Hills Corp.	34,000	1,118,260
MDU Resources Group, Inc.	163,825	3,473,090
NSTAR	93,220	3,411,852
OGE Energy Corp.	84,236	3,485,686
Vectren Corp.	71,360	1,784,713

		16,638,881

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	53,142	1,543,775

Oil, Gas & Consumable Fuels 3.8%
Arch Coal, Inc.	143,194	3,866,238
Bill Barrett Corp.*	33,043	1,126,105
Cimarex Energy Co.	72,930	4,965,074
Comstock Resources, Inc.*	40,577	1,300,899
Forest Oil Corp.*	99,560	2,917,108
Frontier Oil Corp.	92,730	1,409,496
Mariner Energy, Inc.*	87,500	2,089,500
Newfield Exploration Co.*	115,984	6,749,109
Overseas Shipholding Group, Inc.	23,949	1,198,887
Patriot Coal Corp.*	67,600	1,331,044
Plains Exploration & Production Co.*	121,318	3,555,831
Quicksilver Resources, Inc.*	102,056	1,415,517

2010 Semiannual Report 77

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)

Southern Union Co.	107,849	$2,818,094

		34,742,902

Paper & Forest Products 0.2%
Louisiana-Pacific Corp.*	108,770	1,279,135

Personal Products 0.5%
Alberto-Culver Co.	73,948	2,129,702
NBTY, Inc.*	54,795	2,229,061

		4,358,763

Pharmaceuticals 1.1%
Endo Pharmaceuticals Holdings, Inc.*	102,100	2,235,990
Medicis Pharmaceutical Corp., Class A	49,791	1,263,696
Perrigo Co.	70,000	4,272,100
Valeant Pharmaceuticals International* (a)	57,600	2,592,000

		10,363,786

Professional Services 1.0%
Corporate Executive Board Co. (The)	30,300	832,038
FTI Consulting, Inc.*	40,500	1,665,765
Korn/Ferry International*	39,900	646,779
Manpower, Inc.	71,248	3,997,013
Navigant Consulting, Inc.*	41,720	537,353
Towers Watson & Co., Class A	36,700	1,761,600

		9,440,548

Real Estate Investment Trusts (REITs) 7.4%
Alexandria Real Estate Equities, Inc.	39,380	2,788,498
AMB Property Corp.	143,542	3,999,080
BRE Properties, Inc.	54,111	2,259,675
Camden Property Trust	57,500	2,784,725
Corporate Office Properties Trust SBI MD	50,900	2,058,905
Cousins Properties, Inc.	85,511	689,219
Duke Realty Corp.	194,233	2,627,973
Equity One, Inc. (a)	32,000	621,120
Essex Property Trust, Inc.	26,100	2,761,902
Federal Realty Investment Trust	54,300	4,202,277
Highwoods Properties, Inc.	64,060	2,047,998
Hospitality Properties Trust	108,820	2,882,642
Liberty Property Trust	97,882	3,309,390
Macerich Co. (The)	111,940	5,004,837
Mack-Cali Realty Corp.	68,750	2,362,250
Nationwide Health Properties, Inc.	102,180	3,578,344
Omega Healthcare Investors, Inc.	77,400	1,549,548
Potlatch Corp.	34,156	1,279,484
Rayonier, Inc.	69,350	3,396,763
Realty Income Corp. (a)	90,515	2,967,987
Regency Centers Corp.	71,700	2,943,285
Senior Housing Properties Trust	113,900	2,560,472
SL Green Realty Corp.	67,700	4,208,909
UDR, Inc.	134,649	2,734,721
Weingarten Realty Investors	90,461	2,091,458

		67,711,462

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	36,346	2,866,973

Road & Rail 1.2%
Con-way, Inc.	44,240	1,718,282
J.B. Hunt Transport Services, Inc.	77,100	2,841,906
Kansas City Southern*	88,979	3,608,098
Landstar System, Inc.	43,700	1,932,414
Werner Enterprises, Inc.	40,848	915,812

		11,016,512

Semiconductors & Semiconductor Equipment 2.5%
Atmel Corp.*	406,300	2,210,272
Cree, Inc.*	92,552	6,775,732
Fairchild Semiconductor International, Inc.*	106,420	1,194,032
Integrated Device Technology, Inc.*	144,187	953,076
International Rectifier Corp.*	61,200	1,408,824
Intersil Corp., Class A	111,502	1,659,150
Lam Research Corp.*	111,315	4,513,823
RF Micro Devices, Inc.*	241,425	1,356,808
Semtech Corp.*	53,230	966,125
Silicon Laboratories, Inc.*	39,683	1,918,673

		22,956,515

Software 3.5%
ACI Worldwide, Inc.*	31,100	584,369
Advent Software, Inc.* (a)	13,869	626,601
ANSYS, Inc.*	78,200	3,519,000
Cadence Design Systems, Inc.*	231,822	1,729,392
FactSet Research Systems, Inc.	36,368	2,735,601
Fair Isaac Corp.	42,307	890,985
Informatica Corp.*	78,256	1,957,183
Jack Henry & Associates, Inc.	72,906	1,860,561
Mentor Graphics Corp.*	88,336	794,141
MICROS Systems, Inc.*	68,994	2,563,817
Parametric Technology Corp.*	101,208	1,881,457
Quest Software, Inc.*	53,469	937,312
Rovi Corp.*	90,431	3,525,000
Solera Holdings, Inc.	61,800	2,402,166
Sybase, Inc.*	72,674	3,152,598
Synopsys, Inc.*	130,081	2,954,140

		32,114,323

Specialty Retail 4.4%
Aaron’s, Inc.	70,338	1,587,529
Advance Auto Parts, Inc.	80,300	3,621,530
Aeropostale, Inc.*	87,588	2,543,556
American Eagle Outfitters, Inc.	183,361	3,082,298
AnnTaylor Stores Corp.*	52,689	1,143,351
Barnes & Noble, Inc. (a)	36,273	799,457

78 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Specialty Retail (continued)

CarMax, Inc.*	194,000	$4,766,580
Chico’s FAS, Inc.	154,126	2,294,936
Coldwater Creek, Inc.* (a)	47,101	333,475
Collective Brands, Inc.*	54,995	1,289,633
Dick’s Sporting Goods, Inc.*	77,283	2,249,708
Dress Barn, Inc.*	52,084	1,441,685
Foot Locker, Inc.	139,600	2,142,860
Guess?, Inc.	51,000	2,339,370
J Crew Group, Inc.*	49,600	2,304,912
PetSmart, Inc.	107,376	3,550,924
Rent-A-Center, Inc.*	59,347	1,532,340
Williams-Sonoma, Inc.	94,440	2,719,872

		39,744,016

Textiles, Apparel & Luxury Goods 1.2%
Fossil, Inc.*	41,537	1,615,789
Hanesbrands, Inc.*	82,591	2,351,366
Phillips-Van Heusen Corp.	49,581	3,124,099
Timberland Co. (The), Class A*	40,200	864,300
Under Armour, Inc., Class A* (a)	32,100	1,083,375
Warnaco Group, Inc. (The)*	40,820	1,952,829

		10,991,758

Thrifts & Mortgage Finance 1.4%
Astoria Financial Corp.	70,020	1,130,123
First Niagara Financial Group, Inc.	182,332	2,534,415
New York Community Bancorp, Inc.	377,064	6,210,244
NewAlliance Bancshares, Inc.	91,700	1,194,851
Washington Federal, Inc.	101,112	2,079,874

		13,149,507

Tobacco 0.1%
Universal Corp.	22,240	1,151,587

Trading Companies & Distributors 0.5%
GATX Corp.	42,100	1,374,144
MSC Industrial Direct Co., Class A	38,252	2,084,352
United Rentals, Inc.*	52,615	755,551

		4,214,047

Water Utilities 0.2%
Aqua America, Inc.	117,948	2,161,987

Wireless Telecommunication Services 0.4%
Syniverse Holdings, Inc.*	59,488	1,194,519
Telephone & Data Systems, Inc., Class L	4,800	145,344
Telephone & Data Systems, Inc.	76,800	2,661,888

		4,001,751

Total Common Stocks (cost $851,613,484)		887,825,176

Mutual Fund 2.5%

	Shares	Market Value

Money Market Fund 2.5%
Invesco AIM Liquid Assets Portfolio, 0.15% (b)	23,228,981	23,228,981

Total Mutual Fund (cost $23,228,981)		23,228,981

Repurchase Agreement 3.6%

	Principal Amount	Market Value

Morgan Stanley, 0.19%, dated 4/30/10, due 5/03/10, repurchase price $33,222,285, collateralized by U.S. Government Agency Mortgages ranging from 4.00% - 6.00%, maturing 07/01/23 - 04/01/40; total market value of $33,889,583 (c)	$33,221,759	33,221,759

Total Repurchase Agreement (cost $33,221,759)		33,221,759

Total Investments (cost $908,064,224) (d) — 103.3%		944,275,916

Liabilities in excess of other assets — (3.3%)		(30,347,473)

NET ASSETS — 100.0%		$913,928,443

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2010. The total value of securities on loan at April 30, 2010 was $31,596,347.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of April 30, 2010 was $33,221,759.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

REIT	Real Estate Investment Trust

At April 30, 2010, the Fund’s open futures contracts were as follows (See Note 2):

			National Value
Number of	Long		Covered by	Unrealized
Contracts	Contracts	Expiration	Contracts	Appreciation

321	S&P 400 Futures	06/18/10	$26,373,360	$590,868

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 79

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide Mid Cap
Market Index Fund

Assets:
Investments, at value (cost $874,842,465)*	$911,054,157
Repurchase agreement, at value and cost	33,221,759

Total Investments	944,275,916

Cash	400,420
Deposits with broker for futures	2,016,600
Dividends receivable	386,334
Security lending income receivable	26,214
Receivable for investments sold	5,227,103
Receivable for capital shares issued	428,613
Prepaid expenses and other assets	43,460

Total Assets	952,804,660

Liabilities:
Payable for investments purchased	4,136,030
Payable for capital shares redeemed	526,560
Payable for variation margin on futures contracts	558,540
Payable upon return of securities loaned (Note 2)	33,221,759
Accrued expenses and other payables:
Investment advisory fees	116,130
Fund administration fees	86,551
Distribution fees	40,239
Administrative servicing fees	61,722
Accounting and transfer agent fees	13,194
Trustee fees	7,420
Custodian fees	3,337
Compliance program costs (Note 3)	6,724
Professional fees	39,029
Printing fees	19,630
Other	39,352

Total Liabilities	38,876,217

Net Assets	$913,928,443

Represented by:
Capital	$878,090,856
Accumulated undistributed net investment income	2,848,780
Accumulated net realized losses from investment and futures transactions	(3,813,753)
Net unrealized appreciation/(depreciation) from investments	36,211,692
Net unrealized appreciation/(depreciation) from futures (Note 2)	590,868

Net Assets	$913,928,443

Net Assets:
Class A Shares	$191,562,605
Class B Shares	640,132
Class C Shares	1,181,209
Class R2 Shares	1,173
Institutional Class Shares	720,543,324

Total	$913,928,443

*	Includes value of securities on loan of $31,596,347 (Note 2)

The accompanying notes are an integral part of these financial statements.

80 Semiannual Report 2010

Nationwide Mid Cap
Market Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	14,165,521
Class B Shares	48,324
Class C Shares	89,745
Class R2 Shares	87
Institutional Class Shares	52,820,070

Total	67,123,747

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.52
Class B Shares (a)	$13.25
Class C Shares (b)	$13.16
Class R2 Shares	$13.48
Institutional Class Shares	$13.64
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.34

Maximum Sales Charge: Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 81

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide Mid Cap
Market Index Fund

INVESTMENT INCOME:
Dividend income	$6,637,603
Income from securities lending (Note 2)	155,754

Total Income	6,793,357

EXPENSES:
Investment advisory fees	889,191
Fund administration fees	461,419
Distribution fees Class A	208,051
Distribution fees Class B	2,945
Distribution fees Class C	4,979
Distribution fees Class R2	2
Administrative servicing fees Class A	126,954
Registration and filing fees	22,561
Professional fees	40,927
Printing fees	19,909
Trustee fees	19,611
Custodian fees	14,115
Accounting and transfer agent fees	33,288
Compliance program costs (Note 3)	3,980
Other	51,203

Total expenses before earnings credit and expenses reimbursed	1,899,135
Earnings credit (Note 6)	(402)
Expenses reimbursed by adviser (Note 3)	(272,836)

Net Expenses	1,625,897

NET INVESTMENT INCOME	5,167,460

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	11,624,247
Net realized gains from futures transactions (Note 2)	2,348,454

Net realized gains from investments and futures transactions	13,972,701

Net change in unrealized appreciation/(depreciation) from investments	163,493,293
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	1,630,392

Net change in unrealized appreciation/(depreciation) from investments and futures	165,123,685

Net realized/unrealized gains from investments and futures transactions	179,096,386

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$184,263,846

The accompanying notes are an integral part of these financial statements.

82 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$5,167,460	$8,143,385
Net realized gains/(losses) from investment and futures transactions	13,972,701	(15,908,962)
Net change in unrealized appreciation/(depreciation) from investments and futures	165,123,685	128,137,022

Change in net assets resulting from operations	184,263,846	120,371,445

Distributions to Shareholders From:
Net investment income:
Class A	(670,097)	(987,853)
Class B	(1,652)	(2,428)
Class C	(2,546)	(4,034)
Class R2 (a)	(4)	(6)
Institutional Class	(3,201,559)	(6,170,930)
Net realized gains:
Class A	–	(6,428,829)
Class B	–	(30,363)
Class C	–	(49,316)
Class R2 (a)	–	(36)
Institutional Class	–	(23,071,238)

Change in net assets from shareholder distributions	(3,875,858)	(36,745,033)

Change in net assets from capital transactions	14,470,369	70,954,141

Change in net assets	194,858,357	154,580,553

Net Assets:
Beginning of period	719,070,086	564,489,533

End of period	$913,928,443	$719,070,086

Accumulated undistributed net investment income at end of period	$2,848,780	$1,557,178

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$19,516,047	$25,061,961
Dividends reinvested	645,639	7,287,508
Cost of shares redeemed (b)	(12,686,361)	(23,377,980)

Total Class A	7,475,325	8,971,489

Class B Shares
Proceeds from shares issued	13,406	51,776
Dividends reinvested	1,382	26,982
Cost of shares redeemed	(37,966)	(161,506)

Total Class B	(23,178)	(82,748)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – see Note 5 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 83

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Class C Shares
Proceeds from shares issued	137,450	150,762
Dividends reinvested	1,883	33,834
Cost of shares redeemed	(70,245)	(227,469)

Total Class C	69,088	(42,873)

Class R2 Shares (a)
Proceeds from shares issued	1,000	–
Dividends reinvested	4	42
Cost of shares redeemed	(878)	–

Total Class R2	126	42

Institutional Class Shares
Proceeds from shares issued	40,357,322	125,807,296
Dividends reinvested	3,201,559	29,242,127
Cost of shares redeemed	(36,609,873)	(92,941,192)

Total Institutional Class	6,949,008	62,108,231

Change in net assets from capital transactions	$14,470,369	$70,954,141

SHARE TRANSACTIONS:
Class A Shares
Issued	1,553,623	2,752,621
Reinvested	55,089	852,655
Redeemed	(1,040,677)	(2,566,385)

Total Class A Shares	568,035	1,038,891

Class B Shares
Issued	1,111	5,261
Reinvested	120	3,215
Redeemed	(3,195)	(17,559)

Total Class B Shares	(1,964)	(9,083)

Class C Shares
Issued	11,694	17,210
Reinvested	165	4,054
Redeemed	(6,064)	(25,523)

Total Class C Shares	5,795	(4,259)

Class R2 Shares (a)
Issued	87	–
Reinvested	–	5
Redeemed	(75)	–

Total Class R2 Shares	12	5

Institutional Class Shares
Issued	3,266,435	14,061,279
Reinvested	271,319	3,372,575
Redeemed	(2,963,824)	(9,289,348)

Total Institutional Class Shares	573,930	8,144,506

Total change in shares	1,145,808	9,170,060

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

See accompanying notes to financial statements.

84 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

	Operations				Distributions							Ratios / Supplemental Data

			Net
			Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset		Unrealized										Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net				Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total		Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions		Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.83	0.06	2.68	2.74	(0.05)	–		(0.05)	–	$13.52	25.36%	$191,562,605	0.72%	0.95%	0.79%	7.61%
Year Ended October 31, 2009 (f)	$9.88	0.09	1.45	1.54	(0.08)	(0.51)		(0.59)	–	$10.83	17.23%	$147,301,010	0.73%	1.01%	0.83%	19.20%
Year Ended October 31, 2008	$16.40	0.10	(5.91)	(5.81)	(0.08)	(0.63)		(0.71)	–	$9.88	(36.87%)	$124,032,623	0.69%	0.71%	0.74%	29.96%
Year Ended October 31, 2007	$15.64	0.17	2.22	2.39	(0.21)	(1.42)		(1.63)	–	$16.40	16.20%	$218,928,364	0.74%	1.05%	0.77%	21.52%
Year Ended October 31, 2006	$14.68	0.17	1.63	1.80	(0.18)	(0.66)		(0.84)	–	$15.64	12.57%	$192,273,970	0.71%	1.09%	0.76%	15.59%
Year Ended October 31, 2005	$12.89	0.12	2.04	2.16	(0.11)	(0.26)		(0.37)	–	$14.68	16.94%	$150,304,580	0.70%	0.09%	0.77%	18.44%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.63	0.02	2.63	2.65	(0.03)	–		(0.03)	–	$13.25	25.00%	$640,132	1.32%	0.37%	1.38%	7.61%
Year Ended October 31, 2009 (f)	$9.72	0.05	1.41	1.46	(0.04)	(0.51)		(0.55)	–	$10.63	16.73%	$534,484	1.32%	0.51%	1.42%	19.20%
Year Ended October 31, 2008	$16.18	0.03	(5.84)	(5.81)	(0.02)	(0.63)		(0.65)	–	$9.72	(37.29%)	$576,888	1.32%	0.08%	1.38%	29.96%
Year Ended October 31, 2007	$15.45	0.08	2.19	2.27	(0.12)	(1.42)		(1.54)	–	$16.18	15.52%	$1,000,821	1.32%	0.49%	1.36%	21.52%
Year Ended October 31, 2006	$14.50	0.07	1.63	1.70	(0.09)	(0.66)		(0.75)	–	$15.45	11.98%	$935,088	1.32%	0.49%	1.37%	15.59%
Year Ended October 31, 2005	$12.75	0.03	2.01	2.04	(0.03)	(0.26)		(0.29)	–	$14.50	16.15%	$884,018	1.31%	0.27%	1.38%	18.44%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.56	0.02	2.61	2.63	(0.03)	–		(0.03)	–	$13.16	24.97%	$1,181,209	1.32%	0.35%	1.38%	7.61%
Year Ended October 31, 2009 (f)	$9.66	0.04	1.41	1.45	(0.04)	(0.51)		(0.55)	–	$10.56	16.63%	$886,523	1.32%	0.46%	1.42%	19.20%
Year Ended October 31, 2008	$16.09	0.01	(5.79)	(5.78)	(0.02)	(0.63)		(0.65)	–	$9.66	(37.31%)	$852,181	1.32%	0.05%	1.37%	29.96%
Year Ended October 31, 2007	$15.38	0.08	2.18	2.26	(0.13)	(1.42)		(1.55)	–	$16.09	15.52%	$1,230,151	1.32%	0.40%	1.36%	21.52%
Year Ended October 31, 2006	$14.46	0.07	1.62	1.69	(0.11)	(0.66)		(0.77)	–	$15.38	11.96%	$794,122	1.32%	0.42%	1.37%	15.59%
Year Ended October 31, 2005	$12.74	0.02	2.01	2.03	(0.05)	(0.26)		(0.31)	–	$14.46	16.13%	$224,692	1.31%	0.28%	1.39%	18.44%
Amounts designated as – are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 85

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund (Continued)

	Operations				Distributions							Ratios / Supplemental Data

			Net
			Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset		Unrealized										Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net				Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total		Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions		Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R2 Shares(g)
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.81	0.05	2.67	2.72	(0.05)	–		(0.05)	–	$13.48	25.22%	$1,173	0.80%	0.84%	0.85%	7.61%
Year Ended October 31, 2009 (f)	$9.88	0.08	1.46	1.52	(0.08)	(0.51)		(0.59)	–	$10.81	17.09%	$811	0.91%	0.84%	1.01%	19.20%
Year Ended October 31, 2008	$16.39	0.11	(5.91)	(5.80)	(0.08)	(0.63)		(0.71)	–	$9.88	36.84%	$691	0.66%	0.74%	0.69%	29.96%
Period Ended October 31, 2007 (h)	$15.72	0.09	1.35	1.44	(0.18)	(0.59)		(0.77)	–	$16.39	9.40%	$1,094	0.73%	0.74%	0.75%	21.52%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.92	0.08	2.70	2.78	(0.06)	–		(0.06)	–	$13.64	25.56%	$720,543,324	0.32%	1.36%	0.38%	7.61%
Year Ended October 31, 2009 (f)	$9.95	0.13	1.47	1.60	(0.12)	(0.51)		(0.63)	–	$10.92	17.77%	$570,347,258	0.32%	1.39%	0.42%	19.20%
Year Ended October 31, 2008	$16.53	0.15	(5.96)	(5.81)	(0.14)	(0.63)		(0.77)	–	$9.95	(36.69%)	$439,027,150	0.32%	1.09%	0.37%	29.96%
Year Ended October 31, 2007	$15.75	0.23	2.24	2.47	(0.27)	(1.42)		(1.69)	–	$16.53	16.66%	$724,960,103	0.32%	1.67%	0.35%	21.52%
Year Ended October 31, 2006	$14.77	0.22	1.65	1.87	(0.23)	(0.66)		(0.89)	–	$15.75	13.06%	$1,108,038,965	0.32%	1.47%	0.37%	15.59%
Year Ended October 31, 2005	$12.96	0.17	2.06	2.23	(0.16)	(0.26)		(0.42)	–	$14.77	17.41%	$857,474,583	0.31%	1.27%	0.38%	18.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

86 Semiannual Report 2010

Nationwide S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s 500® (S&P 500) Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2010, the Nationwide S&P 500 Index Fund (Class A at NAV) returned 15.32% versus 15.66% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of S&P 500 Index Objective Funds (consisting of 162 funds as of April 30, 2010) was 15.37% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Global stock markets remained volatile during the entire reporting period, but the general pattern that has been in place since the markets bottomed in March 2009 persisted: The backdrop of a slowly improving economy and strong corporate earnings has allowed stock markets to post noticeable gains. A significant market correction in stocks occurred from mid-January to mid-February 2010, spurred by uneven economic data, concerns about the creditworthiness of European sovereign debt, and uncertainty surrounding the passage of health-care reform. By February 2010, U.S. stocks had dropped to -5.0% on a year-to-date basis, but these stocks subsequently experienced a multiweek rally that allowed them to return 15.7% during the reporting period. At the end of April, market volatility was rising and uncertainty plagued the escalating Greek sovereign debt crisis.

All 10 sectors within the Fund’s benchmark S&P 500 Index recorded positive returns during the reporting period. The strongest-performing sectors were consumer discretionary, with 30.96%, and industrials, with 30.11%. The top five stocks that provided positive contributions to the Fund during the reporting period were JDS Uniphase Corp.; Zions Bancorp; Advanced Micro Devices, Inc.; SanDisk Corp.; and Starwood Hotels & Resorts Worldwide, Inc.

What areas of investment detracted from Fund performance?

Although sectors such as telecommunications services, with 6.51%, energy, with 7.48%, and consumer staples, with 8.25%, recorded positive returns for the reporting period, these results significantly lagged those of the benchmark index’s top-performing segments. On an individual-stock basis, Fund holdings that provided the greatest negative contributions to Fund performance during the reporting period were PPL Corp.; The Goldman Sachs Group, Inc.; Boston Scientific Corp.; McAfee, Inc.; and Motorola, Inc.

What is your outlook for the near term?

So far in 2010, a backdrop of moderate economic growth, low inflation, accommodative monetary policy and improving prospects for corporate earnings has been very supportive of risk asset prices. There are, however, a number of uncertainties and risks for investors to consider, including ongoing deleveraging issues (such as the uncertainty about Greece’s debt problems), escalating tensions between the United States and China over currency matters, and a general sense of unease regarding the strength and pace of the global recovery.

In our minds, there are two key risks that could derail the current cyclical bull market. The first would be a significant setback in economic activity that interrupts the growth in corporate revenues and earnings. The second would be an increase in inflationary pressures that could force the Federal Reserve Board into a rapid tightening of monetary policy. By our analysis, neither of these events is likely to occur. While the current recovery is far from robust, the number of positive trends leads us to believe that it should become sustainable. From an inflation perspective, it is our view that the amount of slack in the labor market (and in the economy as a whole) should prevent a dramatic rise in wage and price pressures.

From a short-term perspective, we acknowledge that markets remain under pressure due to sovereign debt issues in Europe, policy tightening in China and elsewhere, and uncertainty surrounding pending regulations for the financial services sector. In our view, however, the positive forces of improving economic growth, an absence of inflation, low interest rates and stronger corporate earnings should continue to move markets higher.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Edward Corallo and Debra L. Jelilian

2010 Semiannual Report 87

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	15.32%	38.23%	2.14%	-0.70%
	w/SC3	8.67%	30.36%	0.93%	-1.28%

Class B1	w/o SC2	15.03%	37.31%	1.41%	-1.39%
	w/SC4	10.03%	32.31%	1.03%	-1.39%

Class C5	w/o SC2	15.01%	37.25%	1.40%	-1.39%
	w/SC6	14.01%	36.25%	1.40%	-1.39%

Class R2[7,8,9]		15.20%	37.59%	1.95%	-0.79%

Institutional Service Class[1,7]		15.34%	38.31%	2.17%	-0.64%

Institutional Class[7,10]		15.71%	38.75%	2.43%	-0.38%

Service Class[1,7]		15.42%	38.25%	2.01%	-0.80%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.
[1]	These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]	Class R2 shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.
[10]	These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

Expense Ratios

Expense
Ratio*

Class A	0.60%

Class B	1.22%

Class C	1.22%

Class R2	0.97%

Institutional Service Class	0.47%

Institutional Class	0.22%

Service Class	0.62%

*	Current effective prospectus dated May 6, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class Shares of the Nationwide S&P 500 Index Fund, the S&P 500® Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is an unmanaged index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

88 Semiannual Report 2010

Shareholder	Nationwide S&P 500 Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide S&P 500 Index Fund			11/01/09	4/30/10	11/01/09 - 4/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,153.20	3.42	0.64
	Hypothetical	[b]	1,000.00	1,021.62	3.21	0.64

Class B Shares	Actual		1,000.00	1,150.30	6.56	1.23
	Hypothetical	[b]	1,000.00	1,018.70	6.16	1.23

Class C Shares	Actual		1,000.00	1,150.10	6.56	1.23
	Hypothetical	[b]	1,000.00	1,018.70	6.16	1.23

Class R2 Shares	Actual		1,000.00	1,152.00	5.23	0.98
	Hypothetical	[b]	1,000.00	1,019.93	4.91	0.98

Institutional Service Class Shares	Actual		1,000.00	1,153.40	2.56	0.48
	Hypothetical	[b]	1,000.00	1,022.41	2.41	0.48

Institutional Class Shares	Actual		1,000.00	1,157.10	1.23	0.23
	Hypothetical	[b]	1,000.00	1,023.65	1.15	0.23

Service Shares	Actual		1,000.00	1,154.20	3.36	0.63
	Hypothetical	[b]	1,000.00	1,021.67	3.16	0.63

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 89

Portfolio Summary	Nationwide S&P 500 Index Fund
April 30, 2010 (Unaudited)

Asset Allocation

Common Stocks	98.0%
Mutual Fund	2.1%
Repurchase Agreement	0.8%
Liabilities in excess of other assets	(0	.9)%

	100.0%

Top Industries (†)

Oil, Gas & Consumable Fuels	9.0%
Computers & Peripherals	5.7%
Pharmaceuticals	5.6%
Diversified Financial Services	4.4%
Software	4.0%
Insurance	3.7%
Commercial Banks	3.2%
Media	3.1%
Aerospace & Defense	2.9%
Food & Staples Retailing	2.5%
Other Industries *	55.9%

100.0%

Top Holdings (†)

Exxon Mobil Corp.	2.9%
Apple, Inc.	2.1%
Invesco AIM Liquid Assets Portfolio	2.1%
Microsoft Corp.	2.1%
General Electric Co.	1.8%
Procter & Gamble Co. (The)	1.6%
Bank of America Corp.	1.6%
Johnson & Johnson	1.6%
Wells Fargo & Co.	1.6%
JPMorgan Chase & Co.	1.5%
Other Holdings *	81.1%

100.0%

(†)	Percentages indicated are based upon total investments as of April 30, 2010.

(*)	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

90 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks 98.0%

	Shares	Market Value

Aerospace & Defense 2.9%
Boeing Co. (The)	162,071	$11,738,803
General Dynamics Corp	82,662	6,312,070
Goodrich Corp.	26,651	1,976,971
Honeywell International, Inc.	162,569	7,717,150
ITT Corp.	39,860	2,215,020
L-3 Communications Holdings, Inc.	26,038	2,436,376
Lockheed Martin Corp.	67,522	5,731,943
Northrop Grumman Corp.	66,676	4,522,633
Precision Castparts Corp.	30,100	3,863,034
Raytheon Co	80,987	4,721,542
Rockwell Collins, Inc.	34,441	2,238,665
United Technologies Corp.	200,556	15,031,672

		68,505,879

Air Freight & Logistics 1.1%
CH Robinson Worldwide, Inc.	37,400	2,255,220
Expeditors International of Washington, Inc.	46,400	1,890,336
FedEx Corp.	66,602	5,994,846
United Parcel Service, Inc., Class B	212,616	14,700,270

		24,840,672

Airlines 0.1%
Southwest Airlines Co.	158,876	2,093,986

Auto Components 0.2%
Goodyear Tire & Rubber Co. (The)*	52,621	706,700
Johnson Controls, Inc.	143,758	4,828,831

		5,535,531

Automobiles 0.5%
Ford Motor Co.* (a)	721,200	9,390,024
Harley-Davidson, Inc.	51,227	1,733,009

		11,123,033

Beverages 2.4%
Brown-Forman Corp., Class B (a)	21,963	1,277,807
Coca-Cola Co. (The)	493,617	26,383,829
Coca-Cola Enterprises, Inc.	68,857	1,909,405
Constellation Brands, Inc., Class A*	42,300	772,821
Dr. Pepper Snapple Group, Inc.	55,100	1,803,423
Molson Coors Brewing Co., Class B	32,840	1,456,782
PepsiCo, Inc.	349,980	22,825,696

		56,429,763

Biotechnology 1.4%
Amgen, Inc.*	209,748	12,031,146
Biogen Idec, Inc.*	56,672	3,017,784
Celgene Corp.*	98,400	6,095,880
Cephalon, Inc.*	14,800	950,160
Genzyme Corp.*	55,751	2,968,183
Gilead Sciences, Inc.*	193,500	7,676,145

		32,739,298

Building Products 0.1%
Masco Corp.	79,627	1,292,346

Capital Markets 2.5%
Ameriprise Financial, Inc.	56,551	2,621,704
Bank of New York Mellon Corp. (The)	257,611	8,019,430
Charles Schwab Corp. (The)	204,087	3,936,838
E*Trade Financial Corp.*	355,922	597,949
Federated Investors, Inc., Class B. (a)	19,511	470,605
Franklin Resources, Inc.	31,871	3,685,563
Goldman Sachs Group, Inc. (The)	112,692	16,362,878
Invesco Ltd	89,900	2,066,801
Janus Capital Group, Inc.	36,531	514,357
Legg Mason, Inc.	35,800	1,134,502
Morgan Stanley	296,542	8,961,499
Northern Trust Corp.	52,536	2,888,429
State Street Corp.	105,977	4,610,000
T. Rowe Price Group, Inc.	55,982	3,219,525

		59,090,080

Chemicals 1.9%
Air Products & Chemicals, Inc.	45,366	3,483,201
Airgas, Inc.	18,500	1,173,825
CF Industries Holdings, Inc.	14,840	1,241,663
Dow Chemical Co. (The)	244,890	7,549,959
E.I. du Pont de Nemours & Co.	193,550	7,711,032
Eastman Chemical Co	15,760	1,054,659
Ecolab, Inc.	49,211	2,403,465
FMC Corp.	16,900	1,075,516
International Flavors & Fragrances, Inc.	15,340	768,381
Monsanto Co.	116,680	7,357,841
PPG Industries, Inc.	35,806	2,519,668
Praxair, Inc.	65,632	5,497,993
Sigma-Aldrich Corp.	27,250	1,615,925

		43,453,128

Commercial Banks 3.3%
BB&T Corp.	147,273	4,895,355
Comerica, Inc.	37,326	1,567,692
Fifth Third Bancorp	166,804	2,487,048
First Horizon National Corp.*	49,116	694,991
Huntington Bancshares, Inc.	159,720	1,081,304
KeyCorp	192,372	1,735,195
M&T Bank Corp. (a)	16,961	1,481,543
Marshall & Ilsley Corp.	107,266	976,121
PNC Financial Services Group, Inc.	110,755	7,443,844
Regions Financial Corp.	254,285	2,247,879
SunTrust Banks, Inc.	106,926	3,165,010
U.S. Bancorp	409,703	10,967,749
Wells Fargo & Co.	1,109,435	36,733,393
Zions Bancorporation (a)	29,120	836,618

		76,313,742

2010 Semiannual Report 91

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Commercial Services & Supplies 0.5%
Avery Dennison Corp.	22,316	$870,994
Cintas Corp.	28,501	776,652
Iron Mountain, Inc.	39,000	980,850
Pitney Bowes, Inc.	44,796	1,137,818
Republic Services, Inc.	69,699	2,162,760
RR Donnelley & Sons Co.	44,606	958,583
Stericycle, Inc.*	18,600	1,095,540
Waste Management, Inc.	106,113	3,679,999

		11,663,196

Communications Equipment 2.4%
Cisco Systems, Inc.*	1,226,009	33,004,162
Harris Corp.	29,200	1,503,216
JDS Uniphase Corp.*	45,694	593,565
Juniper Networks, Inc.*	112,500	3,196,125
Motorola, Inc.*	494,428	3,495,606
QUALCOMM, Inc.	359,878	13,941,674
Tellabs, Inc.	84,452	766,824

		56,501,172

Computers & Peripherals 5.8%
Apple, Inc.*	194,174	50,702,715
Dell, Inc.*	368,358	5,960,033
EMC Corp.*	436,787	8,303,321
Hewlett-Packard Co.	504,090	26,197,557
International Business Machines Corp. (b)	278,210	35,889,090
Lexmark International, Inc., Class A*	17,801	659,527
NetApp, Inc.*	71,584	2,481,817
QLogic Corp.*	28,190	546,040
SanDisk Corp.*	48,900	1,950,621
Teradata Corp.*	37,600	1,093,032
Western Digital Corp.*	48,300	1,984,647

		135,768,400

Construction & Engineering 0.2%
Fluor Corp.	37,070	1,958,779
Jacobs Engineering Group, Inc.*	26,900	1,297,118
Quanta Services, Inc.*	45,200	909,876

		4,165,773

Construction Materials 0.1%
Vulcan Materials Co.	26,676	1,528,001

Consumer Finance 0.8%
American Express Co.	256,257	11,818,573
Capital One Financial Corp.	96,386	4,184,116
Discover Financial Services	116,621	1,802,961
SLM Corp.*	101,422	1,241,405

		19,047,055

Containers & Packaging 0.2%
Ball Corp.	20,630	1,097,722
Bemis Co., Inc.	21,696	659,775
Owens-Illinois, Inc.*	36,400	1,290,016
Pactiv Corp.*	28,836	732,723
Sealed Air Corp.	31,594	679,271

		4,459,507

Distributors 0.1%
Genuine Parts Co	34,816	1,490,125

Diversified Consumer Services 0.2%
Apollo Group, Inc., Class A*	27,526	1,580,268
DeVry, Inc.	14,200	885,938
H&R Block, Inc.	73,472	1,345,272

		3,811,478

Diversified Financial Services 4.4%
Bank of America Corp.	2,148,248	38,303,262
Citigroup, Inc.*	4,207,588	18,387,160
CME Group, Inc.	14,226	4,671,961
IntercontinentalExchange, Inc.*	15,400	1,796,102
JPMorgan Chase & Co	850,809	36,227,447
Leucadia National Corp.*	38,400	971,904
Moody’s Corp.(a)	42,202	1,043,233
NASDAQ OMX Group, Inc. (The)*	30,100	632,100
NYSE Euronext	57,400	1,872,962

		103,906,131

Diversified Telecommunication Services 2.4%
AT&T, Inc.	1,263,913	32,937,573
CenturyTel, Inc.	63,105	2,152,511
Frontier Communications Corp. (a)	69,036	549,527
Qwest Communications International, Inc.	317,930	1,662,774
Verizon Communications, Inc.	607,280	17,544,319
Windstream Corp.	97,882	1,081,596

		55,928,300

Electric Utilities 1.7%
Allegheny Energy, Inc.	36,796	801,417
American Electric Power Co., Inc.	100,397	3,443,617
Duke Energy Corp.	275,981	4,630,961
Edison International	71,332	2,451,681
Entergy Corp.	40,476	3,290,294
Exelon Corp.	141,198	6,154,821
FirstEnergy Corp.	66,100	2,503,207
FPL Group, Inc.	88,532	4,608,091
Northeast Utilities	34,995	972,511
Pepco Holdings, Inc.	54,500	912,330
Pinnacle West Capital Corp.	22,625	844,817
PPL Corp.	81,262	2,012,047
Progress Energy, Inc.	60,151	2,401,228
Southern Co.	172,149	5,949,469

		40,976,491

92 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Electrical Equipment 0.6%
Emerson Electric Co.	161,064	$8,412,373
First Solar, Inc.*(a)	10,400	1,492,920
Rockwell Automation, Inc.	30,476	1,850,502
Roper Industries, Inc.	19,400	1,183,788

		12,939,583

Electronic Equipment, Instruments & Components 0.6%
Agilent Technologies, Inc.*	73,876	2,678,744
Amphenol Corp., Class A	38,200	1,765,222
Corning, Inc.	333,222	6,414,523
FLIR Systems, Inc.*	32,400	991,116
Jabil Circuit, Inc.	38,641	591,980
Molex, Inc.	28,921	648,120

		13,089,705

Energy Equipment & Services 1.9%
Baker Hughes, Inc.	93,266	4,640,926
Cameron International Corp.*	52,300	2,063,758
Diamond Offshore Drilling, Inc. (a)	14,900	1,178,590
FMC Technologies, Inc.*	27,600	1,868,244
Halliburton Co.	193,124	5,919,250
Helmerich & Payne, Inc.	22,800	926,136
Nabors Industries Ltd*	60,654	1,308,307
National Oilwell Varco, Inc.	89,588	3,944,560
Rowan Cos., Inc.*	25,386	756,503
Schlumberger Ltd.	257,136	18,364,653
Smith International, Inc.	53,000	2,531,280

		43,502,207

Food & Staples Retailing 2.5%
Costco Wholesale Corp.	92,557	5,468,268
CVS Caremark Corp.	300,399	11,093,735
Kroger Co. (The)	136,509	3,034,595
Safeway, Inc.	86,982	2,052,775
SUPERVALU, Inc.	45,979	685,087
Sysco Corp.	126,733	3,997,159
Walgreen Co.	211,725	7,442,134
Wal-Mart Stores, Inc.	456,882	24,511,719
Whole Foods Market, Inc.*	37,500	1,463,250

		59,748,722

Food Products 1.8%
Archer-Daniels-Midland Co.	137,543	3,842,951
Campbell Soup Co.	43,732	1,568,230
ConAgra Foods, Inc.	94,828	2,320,441
Dean Foods Co.*	39,100	613,870
General Mills, Inc.	69,962	4,979,895
H.J. Heinz Co.	67,557	3,166,397
Hershey Co. (The)	35,622	1,674,590
Hormel Foods Corp.	15,700	639,932
JM Smucker Co. (The)	25,700	1,569,499
Kellogg Co.	54,442	2,991,044
Kraft Foods, Inc., Class A	371,867	11,007,263
McCormick & Co., Inc., Non-Voting Shares	25,846	1,022,726
Mead Johnson Nutrition Co.	42,500	2,193,425
Sara Lee Corp.	153,399	2,181,334
Tyson Foods, Inc., Class A	65,700	1,287,063

		41,058,660

Gas Utilities 0.2%
EQT Corp.	30,789	1,339,014
Nicor, Inc.	9,805	426,615
Oneok, Inc.	22,800	1,120,392
Questar Corp.	37,700	1,807,715

		4,693,736

Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	128,773	6,080,661
Becton, Dickinson and Co.	50,486	3,855,616
Boston Scientific Corp.*	328,618	2,260,892
C.R. Bard, Inc.	20,486	1,772,653
CareFusion Corp.*	38,598	1,064,533
DENTSPLY International, Inc.	32,400	1,187,136
Hospira, Inc.*	33,346	1,793,681
Intuitive Surgical, Inc.*	8,178	2,948,660
Medtronic, Inc.	237,006	10,354,792
St. Jude Medical, Inc.*	71,622	2,923,610
Stryker Corp.	59,277	3,404,871
Varian Medical Systems, Inc.*	27,000	1,522,260
Zimmer Holdings, Inc.*	45,646	2,780,298

		41,949,663

Health Care Providers & Services 2.0%
Aetna, Inc.	91,284	2,697,442
AmerisourceBergen Corp.	61,704	1,903,568
Cardinal Health, Inc.	77,697	2,695,309
CIGNA Corp.	58,583	1,878,171
Coventry Health Care, Inc.*	31,200	740,688
DaVita, Inc.*	22,500	1,404,675
Express Scripts, Inc.*	58,840	5,891,649
Humana, Inc.*	36,361	1,662,425
Laboratory Corp of America Holdings*	22,700	1,783,539
McKesson Corp.	57,347	3,716,659
Medco Health Solutions, Inc.*	101,052	5,953,984
Patterson Cos., Inc.	21,200	678,188
Quest Diagnostics, Inc.	34,172	1,953,271
Tenet Healthcare Corp.*	101,387	633,669
UnitedHealth Group, Inc.	248,818	7,541,674
WellPoint, Inc.*	96,402	5,186,428

		46,321,339

Health Care Technology 0.1%
Cerner Corp.*	14,549	1,235,356

2010 Semiannual Report 93

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	93,563	$3,901,577
Darden Restaurants, Inc.	29,876	1,336,951
International Game Technology	64,032	1,349,795
Marriott International, Inc., Class A	54,326	1,997,024
McDonald’s Corp.	230,441	16,266,830
Starbucks Corp.	159,124	4,134,042
Starwood Hotels & Resorts Worldwide, Inc.	40,024	2,181,708
Wyndham Worldwide Corp.	41,029	1,099,987
Wynn Resorts Ltd.	14,100	1,244,184
Yum! Brands, Inc.	100,162	4,248,872

		37,760,970

Household Durables 0.4%
D.R. Horton, Inc.	60,400	887,276
Fortune Brands, Inc.	32,886	1,723,884
Harman International Industries, Inc.*	13,300	525,084
Leggett & Platt, Inc.	34,701	851,216
Lennar Corp., Class A	31,967	636,143
Newell Rubbermaid, Inc.	60,242	1,028,331
Pulte Group, Inc.*	67,570	884,491
Stanley Black & Decker, Inc.	33,865	2,104,710
Whirlpool Corp.	16,417	1,787,319

		10,428,454

Household Products 2.3%
Clorox Co.	30,286	1,959,504
Colgate-Palmolive Co.	105,708	8,890,043
Kimberly-Clark Corp.	88,187	5,402,336
Procter & Gamble Co. (The)	622,003	38,663,706

		54,915,589

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)*	151,993	1,753,999
Constellation Energy Group, Inc.	44,986	1,590,255
NRG Energy, Inc.*	56,073	1,355,285

		4,699,539

Industrial Conglomerates 2.5%
3M Co.	152,389	13,512,333
General Electric Co.	2,284,832	43,091,931
Textron, Inc.	55,592	1,269,721

		57,873,985

Information Technology Services 1.4%
Automatic Data Processing, Inc.	108,078	4,686,262
Cognizant Technology Solutions Corp., Class A*	63,100	3,229,458
Computer Sciences Corp.*	32,881	1,722,636
Fidelity National Information Services, Inc.	68,300	1,795,607
Fiserv, Inc.*	34,666	1,771,086
MasterCard, Inc., Class A	20,514	5,088,292
Paychex, Inc.	68,852	2,106,871
SAIC, Inc.*	61,000	1,062,010
Total System Services, Inc.	40,000	640,400
Visa, Inc., Class A	95,800	8,644,034
Western Union Co. (The)	150,452	2,745,749

		33,492,405

Insurance 3.7%
Aflac, Inc.	100,213	5,106,855
Allstate Corp. (The)	114,914	3,754,240
American International Group, Inc.* (a)	30,931	1,203,216
Aon Corp.	58,627	2,489,302
Assurant, Inc.	25,600	932,608
Berkshire Hathaway, Inc., Class B*	356,067	27,417,159
Chubb Corp.	70,362	3,720,039
Cincinnati Financial Corp.	35,389	1,005,048
Genworth Financial, Inc., Class A*	104,400	1,724,688
Hartford Financial Services Group, Inc.	94,981	2,713,607
Lincoln National Corp.	63,256	1,935,001
Loews Corp.	79,113	2,946,168
Marsh & McLennan Cos., Inc.	112,893	2,734,268
MetLife, Inc.	175,379	7,993,775
Principal Financial Group, Inc.	68,907	2,013,463
Progressive Corp. (The)	148,100	2,975,329
Prudential Financial, Inc.	99,343	6,314,241
Torchmark Corp.	18,531	992,150
Travelers Cos., Inc. (The)	110,015	5,582,161
Unum Group	72,449	1,772,827
XL Capital Ltd., Class A	72,146	1,284,199

		86,610,344

Internet & Catalog Retail 0.6%
Amazon.com, Inc.*	73,290	10,045,127
Expedia, Inc.	45,500	1,074,255
Priceline.com, Inc.*	9,500	2,489,475

		13,608,857

Internet Software & Services 1.7%
Akamai Technologies, Inc.*	37,400	1,452,242
eBay, Inc.*	240,676	5,730,496
Google, Inc., Class A*	51,750	27,191,520
Monster Worldwide, Inc.*	24,931	434,547
VeriSign, Inc.*	42,200	1,150,794
Yahoo!, Inc.*	253,848	4,196,107

		40,155,706

Leisure Equipment & Products 0.1%
Eastman Kodak Co.* (a)	59,546	364,421
Hasbro, Inc.	26,721	1,025,018
Mattel, Inc.	77,423	1,784,600

		3,174,039

94 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Life Sciences Tools & Services 0.4%
Life Technologies Corp.*	38,102	$2,084,561
Millipore Corp.*	12,025	1,276,454
PerkinElmer, Inc.	25,696	643,685
Thermo Fisher Scientific, Inc.*	87,476	4,835,673
Waters Corp.*	21,371	1,538,498

		10,378,871

Machinery 1.7%
Caterpillar, Inc.	133,364	9,080,755
Cummins, Inc.	43,200	3,120,336
Danaher Corp.	55,747	4,698,357
Deere & Co.	90,092	5,389,304
Dover Corp.	40,356	2,107,390
Eaton Corp.	35,536	2,741,958
Flowserve Corp.	12,300	1,409,334
Illinois Tool Works, Inc.	82,594	4,220,553
PACCAR, Inc.	77,891	3,623,489
Pall Corp.	25,691	1,001,692
Parker Hannifin Corp.	34,434	2,382,144
Snap-on, Inc.	11,270	542,989

		40,318,301

Media 3.1%
CBS Corp. Non-Voting, Class B	145,037	2,351,050
Comcast Corp., Class A	611,362	12,068,286
DIRECTV, Class A*	203,200	7,361,936
Discovery Communications, Inc., Class A*	61,300	2,372,310
Gannett Co., Inc.	50,776	864,207
Interpublic Group of Cos., Inc. (The)*	103,778	924,662
McGraw-Hill Cos., Inc. (The)	68,802	2,320,003
Meredith Corp.	8,235	295,884
New York Times Co. (The), Class A*	28,106	278,811
News Corp., Class A	482,500	7,440,150
Omnicom Group, Inc.	66,682	2,844,654
Scripps Networks Interactive, Inc., Class A	18,500	838,790
Time Warner Cable, Inc.	75,491	4,246,369
Time Warner, Inc.	249,447	8,251,707
Viacom, Inc., Class B*	130,037	4,594,207
Walt Disney Co. (The)	415,340	15,301,126
Washington Post Co. (The), Class B	1,285	651,701

		73,005,853

Metals & Mining 1.0%
AK Steel Holding Corp.	25,500	427,125
Alcoa, Inc.	213,526	2,869,789
Allegheny Technologies, Inc.	20,975	1,121,533
Cliffs Natural Resources, Inc.	27,900	1,744,587
Freeport-McMoRan Copper & Gold, Inc.	92,014	6,949,817
Newmont Mining Corp.	104,932	5,884,587
Nucor Corp.	67,460	3,057,287
Titanium Metals Corp.*	18,500	285,270
United States Steel Corp.	30,731	1,679,757

		24,019,752

Multiline Retail 0.9%
Big Lots, Inc.*	18,351	701,008
Family Dollar Stores, Inc.	29,706	1,175,169
J.C. Penney Co., Inc.	50,481	1,472,531
Kohl’s Corp.*	64,497	3,546,690
Macy’s, Inc.	90,152	2,091,527
Nordstrom, Inc.	35,092	1,450,352
Sears Holdings Corp.* (a)	10,361	1,253,163
Target Corp.	160,990	9,155,501

		20,845,941

Multi-Utilities 1.3%
Ameren Corp.	50,456	1,309,838
CenterPoint Energy, Inc.	76,842	1,103,451
CMS Energy Corp.	50,856	826,919
Consolidated Edison, Inc.	59,426	2,686,055
Dominion Resources, Inc.	126,488	5,287,198
DTE Energy Co.	35,491	1,709,601
Integrys Energy Group, Inc.	17,109	848,778
NiSource, Inc.	61,658	1,005,025
PG&E Corp.	79,472	3,480,874
Public Service Enterprise Group, Inc.	110,922	3,563,924
SCANA Corp.	25,500	1,006,485
Sempra Energy	52,881	2,600,688
TECO Energy, Inc.	47,681	807,239
Wisconsin Energy Corp.	25,500	1,339,005
Xcel Energy, Inc.	97,487	2,120,342

		29,695,422

Office Electronics 0.1%
Xerox Corp.	295,354	3,219,359

Oil, Gas & Consumable Fuels 9.1%
Anadarko Petroleum Corp.	104,876	6,519,092
Apache Corp.	71,824	7,308,810
Cabot Oil & Gas Corp.	22,600	816,538
Chesapeake Energy Corp.	138,700	3,301,060
Chevron Corp.	430,043	35,022,702
ConocoPhillips	318,356	18,843,492
CONSOL Energy, Inc.	47,030	2,101,300
Denbury Resources, Inc.*	88,300	1,690,945
Devon Energy Corp.	94,708	6,376,690
El Paso Corp.	150,113	1,816,367
EOG Resources, Inc.	53,582	6,007,614
Exxon Mobil Corp.	1,012,761	68,715,834
Hess Corp.	61,360	3,899,428
Marathon Oil Corp.	151,624	4,874,712
Massey Energy Co.	18,300	670,329
Murphy Oil Corp.	41,800	2,514,270

2010 Semiannual Report 95

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)

Noble Energy, Inc.	37,100	$2,834,440
Occidental Petroleum Corp.	173,854	15,413,896
Peabody Energy Corp.	56,500	2,639,680
Pioneer Natural Resources Co.	25,600	1,641,728
Range Resources Corp.	32,400	1,547,424
Southwestern Energy Co.*	73,100	2,900,608
Spectra Energy Corp.	136,340	3,182,176
Sunoco, Inc.	25,620	839,823
Tesoro Corp.	30,300	398,445
Valero Energy Corp.	120,884	2,513,178
Williams Cos., Inc. (The)	124,838	2,947,425
XTO Energy, Inc.	126,223	5,998,117

		213,336,123

Paper & Forest Products 0.2%
International Paper Co.	92,758	2,480,349
MeadWestvaco Corp.	35,547	965,812
Weyerhaeuser Co.	46,201	2,287,873

		5,734,034

Personal Products 0.2%
Avon Products, Inc.	91,417	2,955,512
Estee Lauder Cos., Inc. (The), Class A	25,100	1,654,592

		4,610,104

Pharmaceuticals 5.7%
Abbott Laboratories	332,463	17,008,807
Allergan, Inc.	67,332	4,288,375
Bristol-Myers Squibb Co.	367,040	9,282,442
Eli Lilly & Co.	216,291	7,563,696
Forest Laboratories, Inc.*	64,632	1,761,868
Johnson & Johnson	589,325	37,893,598
King Pharmaceuticals, Inc.*	53,623	525,505
Merck & Co., Inc.	667,081	23,374,518
Mylan, Inc.*(a)	66,751	1,470,525
Pfizer, Inc.	1,728,254	28,896,407
Watson Pharmaceuticals, Inc.*	22,706	972,271

		133,038,012

Professional Services 0.1%
Dun & Bradstreet Corp.	11,700	900,549
Equifax, Inc.	27,451	922,354
Robert Half International, Inc.	33,806	925,608

		2,748,511

Real Estate Investment Trusts (REITs) 1.2%
Apartment Investment & Management Co., Class A	27,716	621,116
AvalonBay Communities, Inc.	17,396	1,809,880
Boston Properties, Inc.	29,700	2,342,142
Equity Residential	59,111	2,675,955
HCP, Inc.	62,800	2,017,136
Health Care REIT, Inc.	24,400	1,096,292
Host Hotels & Resorts, Inc.	134,258	2,183,035
Kimco Realty Corp.	81,600	1,272,144
Plum Creek Timber Co., Inc.	36,261	1,443,188
ProLogis	104,851	1,380,888
Public Storage	28,000	2,713,480
Simon Property Group, Inc.	60,824	5,414,552
Ventas, Inc.	32,100	1,516,083
Vornado Realty Trust	33,615	2,802,482

		29,288,373

Real Estate Management & Development 0.0%†
CB Richard Ellis Group, Inc., Class A*	53,300	923,156

Road & Rail 0.8%
CSX Corp.	84,112	4,714,478
Norfolk Southern Corp.	78,737	4,671,466
Ryder System, Inc.	12,505	581,733
Union Pacific Corp.	107,632	8,143,437

		18,111,114

Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc.*	128,242	1,161,872
Altera Corp.	59,582	1,510,999
Analog Devices, Inc.	62,457	1,869,338
Applied Materials, Inc.	285,619	3,935,830
Broadcom Corp., Class A	92,196	3,179,840
Intel Corp.	1,182,938	27,006,475
KLA-Tencor Corp.	36,621	1,247,311
Linear Technology Corp.	47,767	1,435,876
LSI Corp.*	131,282	790,318
MEMC Electronic Materials, Inc.*	49,100	636,827
Microchip Technology, Inc. (a)	39,300	1,147,953
Micron Technology, Inc.*	181,868	1,700,466
National Semiconductor Corp.	45,177	667,716
Novellus Systems, Inc.*	20,821	545,510
NVIDIA Corp.*	118,833	1,868,055
Teradyne, Inc.*	37,101	453,745
Texas Instruments, Inc.	266,859	6,941,003
Xilinx, Inc.	59,322	1,529,321

		57,628,455

Software 4.0%
Adobe Systems, Inc.*	112,142	3,766,850
Autodesk, Inc.*	49,662	1,689,005
BMC Software, Inc.*	40,656	1,600,220
CA, Inc.	84,938	1,937,436
Citrix Systems, Inc.*	39,171	1,841,037
Compuware Corp.*	54,907	472,200
Electronic Arts, Inc.*	69,707	1,350,224
Intuit, Inc.*	70,262	2,540,674
McAfee, Inc.*	33,800	1,174,550
Microsoft Corp.	1,633,889	49,898,970
Novell, Inc.*	69,872	391,982

96 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Software (continued)

Oracle Corp.	836,938	$21,626,478
Red Hat, Inc.*	42,800	1,278,436
Salesforce.com, Inc.*	23,100	1,977,360
Symantec Corp.*	173,574	2,910,836

		94,456,258

Specialty Retail 2.1%
Abercrombie & Fitch Co., Class A	17,300	756,529
AutoNation, Inc.*(a)	23,080	466,216
AutoZone, Inc.*	6,410	1,185,914
Bed Bath & Beyond, Inc.*	56,302	2,587,640
Best Buy Co., Inc.	71,915	3,279,324
GameStop Corp., Class A*(a)	32,400	787,644
Gap, Inc. (The)	99,040	2,449,259
Home Depot, Inc.	364,167	12,836,887
Limited Brands, Inc.	57,328	1,536,391
Lowe’s Cos., Inc.	314,898	8,540,034
Office Depot, Inc.*	55,662	381,841
O’Reilly Automotive, Inc.*	30,500	1,491,145
RadioShack Corp.	29,871	643,720
Ross Stores, Inc.	25,200	1,411,200
Sherwin-Williams Co. (The)	20,386	1,591,535
Staples, Inc.	152,472	3,587,666
Tiffany & Co.	26,686	1,293,737
TJX Cos., Inc.	88,568	4,104,241
Urban Outfitters, Inc.*	27,800	1,042,778

		49,973,701

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	68,300	2,851,525
NIKE, Inc., Class B	83,472	6,336,360
Polo Ralph Lauren Corp.	12,400	1,114,760
VF Corp.	19,106	1,651,140

		11,953,785

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	108,900	1,448,370
People’s United Financial, Inc.	76,300	1,184,939

		2,633,309

Tobacco 1.4%
Altria Group, Inc.	443,743	9,402,914
Lorillard, Inc.	33,200	2,601,884
Philip Morris International, Inc.	402,743	19,766,626
Reynolds American, Inc.	36,790	1,965,322

		33,736,746

Trading Companies & Distributors 0.1%
Fastenal Co. (a)	28,300	1,547,727
W.W. Grainger, Inc.	13,525	1,495,054

		3,042,781

Wireless Telecommunication Services 0.3%
American Tower Corp., Class A*	86,000	3,509,660
MetroPCS Communications, Inc.*	58,700	447,881
Sprint Nextel Corp.*	643,314	2,734,085
		6,691,626

Total Common Stocks (cost $2,286,167,818)		2,297,311,533

Mutual Fund 2.1%
Money Market Fund 2.1%
Invesco AIM Liquid Assets Portfolio, 0.15% (c)	50,319,310	50,319,310

Total Mutual Fund (cost $50,319,310)		50,319,310

Repurchase Agreement 0.8%

	Principal Amount	Market Value

Morgan Stanley, 0.19%, dated 04/30/10, due 05/03/10, repurchase price $19,543,079, collateralized by U.S. Government Agency Mortgages ranging from 4.00% to 6.00%, maturing 07/01/23-04/01/40; total market value of $19,935,619. (d)	$19,542,770	19,542,770

Total Repurchase Agreement (cost $19,542,770)		19,542,770

Total Investments (cost $2,356,029,898) (e) — 100.9%		2,367,173,613

Liabilities in excess of other assets — (0.9%)		(20,977,937)

NET ASSETS — 100.0%		$2,346,195,676

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2010. The total value of securities on loan at April 30, 2010 was $18,378,906.

(b)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of April 30, 2010.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of April 30, 2010 was $19,542,770.

2010 Semiannual Report 97

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

REIT	Real Estate Investment Trust

SA	Stock Company

At April 30, 2010, the Fund’s open futures contracts were as follows (See Note 2):

			Notional Value
Number of	Long		Covered by	Unrealized
Contracts	Contracts	Expiration	Contracts	Appreciation

170	S&P 500 Futures	06/17/10	$50,294,500	$669,933

The accompanying notes are an integral part of these financial statements.

98 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
S&P 500
Index Fund

Assets:
Investments, at value (cost $2,336,487,128)*	$2,347,630,843
Repurchase agreement, at value and cost	19,542,770

Total Investments	2,367,173,613

Cash	172,138
Interest and dividends receivable	2,314,999
Security lending income receivable	12,104
Receivable for capital shares issued	735,059
Prepaid expenses and other assets	230,901

Total Assets	2,370,638,814

Liabilities:
Payable for investments purchased	1,273,074
Payable for capital shares redeemed	1,890,610
Payable for variation margin on futures contracts	927,804
Payable upon return of securities loaned (Note 2)	19,542,770
Accrued expenses and other payables:
Investment advisory fees	177,476
Fund administration fees	225,182
Distribution fees	87,379
Accounting and transfer agent fees	30,534
Trustee fees	20,509
Custodian fees	10,427
Compliance program costs (Note 3)	18,256
Professional fees	79,263
Printing fees	76,368
Other	83,486

Total Liabilities	24,443,138

Net Assets	$2,346,195,676

Represented by:
Capital	$2,370,398,375
Accumulated undistributed net investment income	7,615,567
Accumulated net realized losses from investment and futures transactions	(43,631,914)
Net unrealized appreciation/(depreciation) from investments	11,143,715
Net unrealized appreciation/(depreciation) from futures (Note 2)	669,933

Net Assets	$2,346,195,676

Net Assets:
Class A Shares	$118,258,166
Class B Shares	10,751,803
Class C Shares	3,622,865
Class R2 Shares	581,361
Institutional Service Class Shares	79,744,507
Institutional Class Shares	1,728,500,531
Service Class Shares	404,736,443

Total	$2,346,195,676

*	Includes value of securities on loan of $18,378,906 (Note 2)

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 99

Statement of Assets and Liabilities (Continued)
April 30, 2010 (Unaudited)

Nationwide
S&P 500
Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,921,436
Class B Shares	1,089,750
Class C Shares	369,311
Class R2 Shares	58,687
Institutional Service Class Shares	8,003,828
Institutional Class Shares	173,278,034
Service Class Shares	40,806,706

Total	235,527,752

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.92
Class B Shares (a)	$9.87
Class C Shares (b)	$9.81
Class R2 Shares	$9.91
Institutional Service Class Shares	$9.96
Institutional Class Shares	$9.98
Service Class Shares	$9.92
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.53

Maximum Sales Charge: Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

100 Semiannual Report 2010

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
S&P 500
Index Fund

INVESTMENT INCOME:
Interest income	$18,200
Dividend income	25,368,663
Income from securities lending (Note 2)	86,680

Total Income	25,473,543

EXPENSES:
Investment advisory fees	1,386,234
Fund administration fees	1,248,100
Distribution fees Class A	127,194
Distribution fees Class B	52,589
Distribution fees Class C	16,716
Distribution fees Class R2	1,206
Distribution fees Service Class	293,611
Administrative servicing fees Class A	81,405
Administrative servicing fees Class R2	603
Administrative servicing fees Institutional Service Class	93,549
Administrative servicing fees Service	489,349
Registration and filing fees	40,256
Professional fees	89,016
Printing fees	65,612
Trustee fees	53,698
Custodian fees	39,655
Accounting and transfer agent fees	54,656
Compliance program costs (Note 3)	10,783
Other	85,483

Total expenses before earnings credit and expenses reimbursed	4,229,715

Earnings credit (Note 6)	(388)
Expenses reimbursed by adviser (Note 3)	(564,725)

Net Expenses	3,664,602

NET INVESTMENT INCOME	21,808,941

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(4,556,932)
Net realized gains from futures transactions (Note 2)	4,937,476

Net realized gains from investments and futures transactions	380,544

Net change in unrealized appreciation/(depreciation) from investments	291,003,487
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	1,852,492

Net change in unrealized appreciation/(depreciation) from investments and futures	292,855,979

Net realized/unrealized gains from investments and futures transactions	293,236,523

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$315,045,464

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 101

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$21,808,941	$37,944,095
Net realized gains/(losses) from investment and futures transactions	380,544	(794,259)
Net change in unrealized appreciation/(depreciation) from investments and futures	292,855,979	163,944,039

Change in net assets resulting from operations	315,045,464	201,093,875

Distributions to Shareholders From:
Net investment income:
Class A	(674,437)	(1,470,934)
Class B	(49,142)	(111,448)
Class C	(15,286)	(33,336)
Class R2 (a)	(2,325)	(4,852)
Institutional Service Class	(553,336)	(1,241,356)
Local Shares (b)	–	(737)
Institutional Class	(13,830,363)	(28,168,273)
Service Class	(2,984,769)	(6,632,079)

Change in net assets from shareholder distributions	(18,109,658)	(37,663,015)

Change in net assets from capital transactions	10,807,200	170,078,134

Change in net assets	307,743,006	333,508,994

Net Assets:
Beginning of period	2,038,452,670	1,704,943,676

End of period	$2,346,195,676	$2,038,452,670

Accumulated undistributed net investment income at end of period	$7,615,567	$3,916,284

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$33,696,269	$36,742,591
Dividends reinvested	620,983	1,320,442
Cost of shares redeemed (c)	(21,366,005)	(19,539,520)

Total Class A	12,951,247	18,523,513

Class B Shares
Proceeds from shares issued	24,852,923	2,702,593
Dividends reinvested	10,686	27,931
Cost of shares redeemed (c)	(25,500,507)	(2,303,620)

Total Class B	(636,898)	426,904

Class C Shares
Proceeds from shares issued	543,496	1,002,646
Dividends reinvested	4,634	10,321
Cost of shares redeemed	(381,647)	(606,492)

Total Class C	166,483	406,475

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Local Shares were liquidated.

(c)	Includes redemption fees – see Note 5 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

102 Semiannual Report 2010

	Nationwide S&P 500 Index Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$212,391	$194,911
Dividends reinvested	2,325	4,852
Cost of shares redeemed	(92,411)	(69,536)

Total Class R2	122,305	130,227

Institutional Service Class Shares
Proceeds from shares issued	4,394,869	14,671,266
Dividends reinvested	553,336	1,241,340
Cost of shares redeemed	(5,104,841)	(13,367,948)

Total Institutional Service Class	(156,636)	2,544,658

Local Shares (b)
Proceeds from shares issued	–	2
Dividends reinvested	–	698
Cost of shares redeemed	–	(88,653)

Total Local Shares	–	(87,953)

Institutional Class Shares
Proceeds from shares issued	104,358,590	273,988,070
Dividends reinvested	13,793,359	28,094,784
Cost of shares redeemed (c)	(90,173,598)	(130,473,874)

Total Institutional Class	27,978,351	171,608,980

Service Class Shares
Proceeds from shares issued	12,162,465	32,797,491
Dividends reinvested	2,984,769	6,631,986
Cost of shares redeemed (c)	(44,764,886)	(62,904,147)

Total Service Class	(29,617,652)	(23,474,670)

Change in net assets from capital transactions:	$10,807,200	$170,078,134

SHARE TRANSACTIONS:
Class A Shares
Issued	3,466,934	4,938,480
Reinvested	67,279	177,559
Redeemed	(2,215,031)	(2,599,365)

Total Class A Shares	1,319,182	2,516,674

Class B Shares
Issued	2,709,599	368,771
Reinvested	1,169	3,847
Redeemed	(2,778,494)	(303,994)

Total Class B Shares	(67,726)	68,624

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Local Shares were liquidated.

(c)	Includes redemption fees – see Note 5 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 103

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009

SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	58,853	138,967
Reinvested	510	1,427
Redeemed	(41,506)	(77,739)

Total Class C Shares	17,857	62,655

Class R2 Shares (a)
Issued	22,960	26,502
Reinvested	253	667
Redeemed	(9,471)	(9,171)

Total Class R2 Shares	13,742	17,998

Institutional Service Class Shares
Issued	460,843	2,051,933
Reinvested	59,556	167,215
Redeemed	(540,643)	(1,766,031)

Total Institutional Service Class Shares	(20,244)	453,117

Local Shares (b)
Issued	–	–
Reinvested	–	94
Redeemed	–	(12,781)

Total Local Shares	–	(12,687)

Institutional Class Shares
Issued	10,750,378	37,341,312
Reinvested	1,479,028	3,753,225
Redeemed	(9,259,421)	(17,005,455)

Total Institutional Class Shares	2,969,985	24,089,082

Service Class Shares
Issued	897,121	4,886,701
Reinvested	323,619	897,397
Redeemed	(4,405,792)	(8,595,543)

Total Service Class Shares	(3,185,052)	(2,811,445)

Total change in shares:	1,047,744	24,384,018

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Local Shares were liquidated.

The accompanying notes are an integral part of these financial statements.

104 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

	Operations				Distributions						Ratios/Supplemental Data

			Net Realized										Ratio of Net	Ratio of
			and										Investment	Expenses
	Net Asset	Net	Unrealized									Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	Beginning of	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.66	0.08	1.24	1.32	(0.06)	–	(0.06)	—	$9.92	15.32%	$118,258,166	0.64%	1.66%	0.69%	2.76%
Year Ended October 31, 2009 (f)	$8.09	0.15	0.58	0.73	(0.16)	–	(0.16)	—	$8.66	9.32%	$91,782,717	0.52%	1.97%	0.60%	4.24%
Year Ended October 31, 2008	$13.13	0.19	(4.85)	(4.66)	(0.19)	(0.19)	(0.38)	—	$8.09	(36.42%)	$65,378,521	0.49%	1.71%	0.53%	10.51%
Year Ended October 31, 2007	$11.75	0.19	1.44	1.63	(0.20)	(0.05)	(0.25)	—	$13.13	13.98%	$84,794,405	0.49%	1.48%	0.51%	3.56%
Year Ended October 31, 2006	$10.36	0.16	1.47	1.63	(0.16)	(0.08)	(0.24)	—	$11.75	15.90%	$42,670,253	0.49%	1.46%	0.52%	2.63%
Year Ended October 31, 2005	$9.74	0.15	0.64	0.79	(0.17)	–	(0.17)	—	$10.36	8.11%	$24,805,311	0.50%	1.49%	0.56%	5.28%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.62	0.05	1.24	1.29	(0.04)	–	(0.04)	—	$9.87	15.03%	$10,751,803	1.23%	1.11%	1.28%	2.76%
Year Ended October 31, 2009 (f)	$8.05	0.10	0.57	0.67	(0.10)	–	(0.10)	—	$8.62	8.53%	$9,974,577	1.23%	1.29%	1.31%	4.24%
Year Ended October 31, 2008	$13.07	0.10	(4.83)	(4.73)	(0.10)	(0.19)	(0.29)	—	$8.05	(36.89%)	$8,760,072	1.23%	0.96%	1.28%	10.51%
Year Ended October 31, 2007	$11.71	0.09	1.43	1.52	(0.11)	(0.05)	(0.16)	—	$13.07	13.09%	$12,040,325	1.23%	0.75%	1.25%	3.56%
Year Ended October 31, 2006	$10.33	0.08	1.46	1.54	(0.08)	(0.08)	(0.16)	—	$11.71	15.01%	$6,296,167	1.23%	0.75%	1.26%	2.63%
Year Ended October 31, 2005	$9.70	0.09	0.63	0.72	(0.09)	–	(0.09)	—	$10.33	7.45%	$5,707,020	1.23%	0.90%	1.28%	5.28%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.57	0.05	1.23	1.28	(0.04)	–	(0.04)	—	$9.81	15.01%	$3,622,865	1.23%	1.07%	1.28%	2.76%
Year Ended October 31, 2009 (f)	$8.00	(0.02)	0.69	0.67	(0.10)	–	(0.10)	—	$8.57	8.62%	$3,011,534	1.23%	(0.23%)	1.31%	4.24%
Year Ended October 31, 2008	$13.00	0.10	(4.81)	(4.71)	(0.10)	(0.19)	(0.29)	—	$8.00	(36.95%)	$2,311,273	1.23%	0.96%	1.28%	10.51%
Year Ended October 31, 2007	$11.65	0.10	1.42	1.52	(0.12)	(0.05)	(0.17)	—	$13.00	13.11%	$3,208,449	1.23%	0.74%	1.25%	3.56%
Year Ended October 31, 2006	$10.28	0.08	1.46	1.54	(0.09)	(0.08)	(0.17)	—	$11.65	15.06%	$1,422,512	1.23%	0.72%	1.26%	2.63%
Year Ended October 31, 2005	$9.67	0.08	0.64	0.72	(0.11)	–	(0.11)	—	$10.28	7.44%	$831,234	1.23%	0.71%	1.28%	5.28%

Class R2 Shares(g)
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.65	0.06	1.25	1.31	(0.05)	–	(0.05)	—	$9.91	15.20%	$581,361	0.98%	1.28%	1.03%	2.76%
Year Ended October 31, 2009 (f)	$8.08	0.12	0.58	0.70	(0.13)	–	(0.13)	—	$8.65	8.95%	$388,693	0.90%	1.56%	0.98%	4.24%
Year Ended October 31, 2008	$13.12	0.16	(4.85)	(4.69)	(0.16)	(0.19)	(0.35)	—	$8.08	(36.62%)	$217,723	0.76%	1.42%	0.80%	10.51%
Period Ended October 31, 2007 (h)	$12.13	0.10	1.03	1.13	(0.14)	–	(0.14)	—	$13.12	9.34%	$235,763	0.74%	1.12%	0.76%	3.56%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 105

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund (Continued)

	Operations				Distributions						Ratios/Supplemental Data

			Net Realized										Ratio of Net	Ratio of
			and										Investment	Expenses
	Net Asset	Net	Unrealized									Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	Beginning of	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.69	0.09	1.25	1.34	(0.07)	–	(0.07)	—	$9.96	15.34%	$79,744,507	0.48%	1.85%	0.53%	2.76%
Year Ended October 31, 2009 (f)	$8.12	0.20	0.53	0.73	(0.16)	–	(0.16)	—	$8.69	9.42%	$69,764,415	0.48%	2.57%	0.56%	4.24%
Year Ended October 31, 2008	$13.18	0.20	(4.88)	(4.68)	(0.19)	(0.19)	(0.38)	—	$8.12	(36.43%)	$61,463,544	0.47%	1.74%	0.51%	10.51%
Year Ended October 31, 2007	$11.79	0.20	1.44	1.64	(0.20)	(0.05)	(0.25)	—	$13.18	14.01%	$98,678,663	0.48%	1.52%	0.49%	3.56%
Year Ended October 31, 2006	$10.40	0.17	1.46	1.63	(0.16)	(0.08)	(0.24)	—	$11.79	15.85%	$82,442,558	0.48%	1.49%	0.51%	2.63%
Year Ended October 31, 2005	$9.77	0.18	0.62	0.80	(0.17)	–	(0.17)	—	$10.40	8.29%	$69,995,616	0.48%	1.68%	0.52%	5.28%

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.70	0.10	1.26	1.36	(0.08)	–	(0.08)	—	$9.98	15.71%	$1,728,500,531	0.23%	2.10%	0.28%	2.76%
Year Ended October 31, 2009 (f)	$8.13	0.17	0.58	0.75	(0.18)	–	(0.18)	—	$8.70	9.55%	$1,482,444,134	0.23%	2.25%	0.31%	4.24%
Year Ended October 31, 2008	$13.19	0.22	(4.88)	(4.66)	(0.21)	(0.19)	(0.40)	—	$8.13	(36.25%)	$1,188,316,958	0.23%	1.99%	0.27%	10.51%
Year Ended October 31, 2007	$11.80	0.23	1.44	1.67	(0.23)	(0.05)	(0.28)	—	$13.19	14.26%	$1,834,779,809	0.23%	1.82%	0.24%	3.56%
Year Ended October 31, 2006	$10.41	0.19	1.47	1.66	(0.19)	(0.08)	(0.27)	—	$11.80	16.12%	$2,689,367,610	0.23%	1.73%	0.26%	2.63%
Year Ended October 31, 2005	$9.77	0.19	0.64	0.83	(0.19)	–	(0.19)	—	$10.41	8.55%	$2,007,289,506	0.23%	1.86%	0.28%	5.28%

Service Class Shares
Six Months Ended April 30, 2010 (Unaudited)(f)	$8.66	0.08	1.25	1.33	(0.07)	–	(0.07)	—	$9.92	15.42%	$404,736,443	0.63%	1.72%	0.68%	2.76%
Year Ended October 31, 2009 (f)	$8.08	0.15	0.57	0.72	(0.14)	–	(0.14)	—	$8.66	9.27%	$381,086,600	0.63%	1.92%	0.72%	4.24%
Year Ended October 31, 2008	$13.13	0.17	(4.86)	(4.69)	(0.17)	(0.19)	(0.36)	—	$8.08	(36.60%)	$378,392,267	0.64%	1.53%	0.68%	10.51%
Year Ended October 31, 2007	$11.75	0.18	1.43	1.61	(0.18)	(0.05)	(0.23)	—	$13.13	13.79%	$666,420,484	0.63%	1.37%	0.65%	3.56%
Year Ended October 31, 2006	$10.36	0.15	1.46	1.61	(0.14)	(0.08)	(0.22)	—	$11.75	15.74%	$628,020,675	0.63%	1.35%	0.66%	2.63%
Year Ended October 31, 2005	$9.73	0.16	0.62	0.78	(0.15)	–	(0.15)	—	$10.36	8.06%	$578,102,425	0.63%	1.51%	0.67%	5.28%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

106 Semiannual Report 2010

Nationwide Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2010, the Nationwide Small Cap Index Fund (Class A at NAV) returned 27.91% versus 28.17% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 779 funds as of April 30, 2010) was 25.43% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Global stock markets remained volatile during the entire reporting period, but the general pattern that has been in place since the markets bottomed in March 2009 persisted: The backdrop of a slowly improving economy and strong corporate earnings has allowed stock markets to post noticeable gains. A significant market correction in stocks occurred from mid-January to mid-February 2010, spurred by uneven economic data, concerns about the creditworthiness of European sovereign debt, and uncertainty surrounding the passage of health-care reform. By February 2010, U.S. stocks had dropped to -5.0% on a year-to-date basis, but these stocks subsequently experienced a multiweek rally that allowed them to return 15.7% during the reporting period. At the end of April, market volatility was rising and uncertainty plagued the escalating Greek sovereign debt crisis.

All 10 sectors within the Fund’s benchmark Russell 2000 Index recorded positive returns during the reporting period. The strongest-performing sectors were consumer discretionary, with 40.65%, and materials, with 34.40%. The top three stocks that provided positive contributions to the Fund during the reporting period were Strategic Hotels & Resorts, Inc.; InterMune, Inc.; and UAL Corp.

What areas of investment detracted from Fund performance?

Although sectors such as utilities, with a return of 17.25%, and telecommunications services, with 16.71%, recorded positive returns in the Fund’s benchmark for the reporting period, these results significantly lagged those of the benchmark index’s top-performing segments. On an individual-stock basis, Fund holdings that provided the greatest negative contributions to Fund performance during the reporting period were Anthracite Capital, Inc.; UCBH Holdings, Inc.; and YRC Worldwide Inc.

What is your outlook for the near term?

So far in 2010, a backdrop of moderate economic growth, low inflation, accommodative monetary policy and improving prospects for corporate earnings has been very supportive of risk asset prices. There are, however, a number of uncertainties and risks for investors to consider, including ongoing deleveraging issues (such as the uncertainty about Greece’s debt problems), escalating tensions between the United States and China over currency matters, and a general sense of unease regarding the strength and pace of the global recovery.

In our minds, there are two key risks that could derail the current cyclical bull market. The first would be a significant setback in economic activity that interrupts the growth in corporate revenues and earnings. The second would be an increase in inflationary pressures that could force the Federal Reserve Board into a rapid tightening of monetary policy. By our analysis, neither of these events is likely to occur. While the current recovery is far from robust, the number of positive trends leads us to believe that it should become sustainable. From an inflation perspective, it is our view that the amount of slack in the labor market (and in the economy as a whole) should prevent a dramatic rise in wage and price pressures.

From a short-term perspective, we acknowledge that markets remain under pressure due to sovereign debt issues in Europe, policy tightening in China and elsewhere, and uncertainty surrounding pending regulations for the financial services sector. In our view, however, the positive forces of improving economic growth, an absence of inflation, low interest rates and stronger corporate earnings should continue to move markets higher.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Edward Corallo and Debra L. Jelilian

2010 Semiannual Report 107

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return
 (For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	27.91%	48.40%	5.08%	3.61%
	w/SC3	20.57%	39.86%	3.85%	3.00%

Class B4	w/o SC2	27.44%	47.36%	4.43%	3.06%
	w/SC5	22.44%	42.36%	4.09%	3.06%

Class C6	w/o SC2	27.39%	47.36%	4.46%	3.09%
	w/SC7	26.39%	46.36%	4.46%	3.09%

Class R2[8,9,10]		27.70%	48.12%	5.03%	3.59%

Institutional Class[1,8]		28.00%	48.78%	5.47%	4.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns prior to the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]	These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

108 Semiannual Report 2010

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.74%	0.70%

Class B	1.34%	1.30%

Class C	1.34%	1.30%

Class R2	1.04%	1.00%

Institutional Class	0.34%	0.30%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund, versus performance of the Russell 2000® Index(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000® Index is an unmanaged index of approximately 2000 Small-Capitalization U.S. Companies that gives a broad look at how the stock prices of those Companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in price of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 109

Shareholder	Nationwide Small Cap Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Small Cap			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Index Fund			11/01/09	4/30/10	11/01/09 - 4/30/10[a]	11/01/09 -04/30/10[a]

Class A Shares	Actual		1,000.00	1,279.10	3.96	0.70
	Hypothetical	[b]	1,000.00	1,021.32	3.51	0.70

Class B Shares	Actual		1,000.00	1,274.40	7.33	1.30
	Hypothetical	[b]	1,000.00	1,018.35	6.51	1.30

Class C Shares	Actual		1,000.00	1,273.90	7.33	1.30
	Hypothetical	[b]	1,000.00	1,018.35	6.51	1.30

Class R2 Shares	Actual		1,000.00	1,277.00	4.52	0.80
	Hypothetical	[b]	1,000.00	1,020.83	4.01	0.80

Institutional Class Shares	Actual		1,000.00	1,280.00	1.70	0.30
	Hypothetical	[b]	1,000.00	1,023.31	1.51	0.30

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

110 Semiannual Report 2010

Portfolio Summary	Nationwide Small Cap Index Fund
April 30, 2010 (Unaudited)

Asset Allocation

Common Stocks	96.9%
Repurchase Agreement	7.5%
Mutual Fund	3.2%
Warrants ‡	0.0%
Liabilities in excess of other assets	(7	.6)%

	100.0%

‡	Rounds to less than 0.1%

Top Industries (†)

Real Estate Investment Trusts (REITs)	6.0%
Commercial Banks	5.8%
Software	3.8%
Biotechnology	3.4%
Semiconductors & Semiconductor Equipment	3.3%
Health Care Providers & Services	3.3%
Specialty Retail	3.2%
Health Care Equipment & Supplies	3.2%
Oil, Gas & Consumable Fuels	3.1%
Insurance	2.7%
Other Industries *	62.2%

100.0%

Top Holdings (†)

Invesco AIM Liquid Assets Portfolio	3.0%
Human Genome Sciences, Inc.	0.4%
UAL Corp.	0.3%
Tupperware Brands Corp.	0.3%
Ares Capital Corp.	0.3%
East West Bancorp, Inc.	0.3%
Domtar Corp.	0.2%
Skyworks Solutions, Inc.	0.2%
Polycom, Inc.	0.2%
E*Trade Financial Corp.	0.2%
Other Holdings *	94.6%

100.0%

(†)	Percentages indicated are based upon total investments as of April 30, 2010.

(*)	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 111

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Small Cap Index Fund

Common Stocks 96.9%

	Shares	Market Value

Aerospace & Defense 1.7%
AAR Corp.*	16,868	$411,242
Aerovironment, Inc.* (a)	6,500	170,170
American Science & Engineering, Inc.	4,330	325,399
Applied Signal Technology, Inc.	6,900	128,961
Argon ST, Inc.*	6,040	157,040
Ascent Solar Technologies, Inc.* (a)	6,700	25,527
Astronics Corp.*	3,800	54,948
Ceradyne, Inc.*	11,040	245,088
Cubic Corp.	6,546	244,231
Curtiss-Wright Corp.	19,448	693,710
DigitalGlobe, Inc.*	6,300	167,328
Ducommun, Inc.	4,500	103,005
DynCorp International, Inc., Class A*	10,400	178,880
Esterline Technologies Corp.*	12,861	717,387
GenCorp, Inc.*	24,574	152,850
GeoEye, Inc.*	9,261	263,939
Global Defense Technology & Systems, Inc.*	2,200	31,086
HEICO Corp.	12,935	557,110
Herley Industries, Inc.*	5,900	86,435
Hexcel Corp.*	41,875	678,375
Ladish Co., Inc.*	7,000	192,430
LMI Aerospace, Inc.*	3,600	62,136
Moog, Inc., Class A*	19,463	723,440
Orbital Sciences Corp.*	26,122	480,122
Stanley, Inc.*	4,800	151,824
Taser International, Inc.*	29,516	139,611
Teledyne Technologies, Inc.*	15,463	674,187
Todd Shipyards Corp.	2,500	39,700
Triumph Group, Inc.	7,805	605,356

		8,461,517

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	24,400	134,200
Atlas Air Worldwide Holdings, Inc.*	9,100	502,957
Dynamex, Inc.*	3,860	68,284
Forward Air Corp.	12,291	344,394
HUB Group, Inc., Class A*	16,215	519,042
Pacer International, Inc.*	16,224	107,727

		1,676,604

Airlines 1.0%
AirTran Holdings, Inc.*	62,319	329,044
Alaska Air Group, Inc.*	15,788	653,781
Allegiant Travel Co.* (a)	7,200	370,296
Hawaiian Holdings, Inc.*	22,000	156,200
JetBlue Airways Corp.*	112,300	627,757
Republic Airways Holdings, Inc.*	15,300	95,778
SkyWest, Inc.	24,258	363,385
UAL Corp.* (a)	73,000	1,575,340
US Airways Group, Inc.*	72,200	510,454

		4,682,035

Auto Components 0.9%
American Axle & Manufacturing Holdings, Inc.*	24,445	263,028
Amerigon, Inc.*	9,100	89,271
ArvinMeritor, Inc.*	41,366	633,727
China Automotive Systems, Inc.* (a)	2,700	60,048
Cooper Tire & Rubber Co.	25,468	540,431
Dana Holding Corp.*	60,700	810,952
Dorman Products, Inc.*	4,700	119,145
Drew Industries, Inc.*	8,098	207,714
Exide Technologies*	20,700	122,958
Fuel Systems Solutions, Inc.* (a)	6,400	201,408
Hawk Corp., Class A*	2,600	60,164
Modine Manufacturing Co.*	19,440	272,354
Raser Technologies, Inc.*	31,100	25,079
Spartan Motors, Inc.	13,800	85,146
Standard Motor Products, Inc.	6,700	71,422
Stoneridge, Inc.*	6,500	70,135
Superior Industries International, Inc.	10,085	170,033
Tenneco, Inc.*	26,370	679,555
Wonder Auto Technology, Inc.* (a)	9,100	105,287

		4,587,857

Automobiles 0.1%
Winnebago Industries, Inc.*	12,753	212,082

Beverages 0.1%
Boston Beer Co., Inc., Class A*	3,855	219,774
Coca-Cola Bottling Co. Consolidated	1,900	104,652
Heckmann Corp.*	36,500	219,000
National Beverage Corp.	4,432	51,411

		594,837

Biotechnology 3.7%
Acorda Therapeutics, Inc.*	16,400	635,500
Affymax, Inc.*	7,000	166,880
Alkermes, Inc.*	42,357	554,877
Allos Therapeutics, Inc.*	34,100	269,390
Alnylam Pharmaceuticals, Inc.*	15,800	267,968
AMAG Pharmaceuticals, Inc.* (a)	8,960	305,984
Amicus Therapeutics, Inc.* (a)	6,600	21,450
Arena Pharmaceuticals, Inc.* (a)	45,300	147,225
ARIAD Pharmaceuticals, Inc.*	53,614	188,721
Arqule, Inc.*	17,000	108,290
Array BioPharma, Inc.*	22,000	81,400
AVI BioPharma, Inc.* (a)	43,600	57,988
BioCryst Pharmaceuticals, Inc.* (a)	12,800	97,280
Biospecifics Technologies Corp.* (a)	1,500	47,460
Cardium Therapeutics, Inc.* (a)	19,900	11,542
Celera Corp.*	35,873	267,971
Cell Therapeutics, Inc.* (a)	262,600	162,156
Celldex Therapeutics, Inc.* (a)	13,700	111,929
Cepheid, Inc.*	26,690	533,533

112 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Biotechnology (continued)

Chelsea Therapeutics International Ltd.* (a)	9,900	$39,699
Clinical Data, Inc.* (a)	5,100	95,268
Cubist Pharmaceuticals, Inc.*	25,020	560,948
Curis, Inc.*	28,500	94,050
Cytokinetics, Inc.*	17,400	56,028
Cytori Therapeutics, Inc.* (a)	14,500	81,780
Dyax Corp.*	32,000	112,000
Emergent Biosolutions, Inc.*	7,300	118,844
Enzon Pharmaceuticals, Inc.*	26,092	276,053
Exelixis, Inc.*	46,340	267,845
Genomic Health, Inc.* (a)	6,100	97,722
Geron Corp.* (a)	41,717	243,210
GTx, Inc.* (a)	9,200	30,176
Halozyme Therapeutics, Inc.*	28,000	238,560
Hemispherx Biopharma, Inc.* (a)	50,100	38,327
Human Genome Sciences, Inc.*	80,865	2,239,152
Idenix Pharmaceuticals, Inc.*	10,915	50,427
Idera Pharmaceuticals, Inc.*	9,400	58,844
ImmunoGen, Inc.* (a)	25,000	247,750
Immunomedics, Inc.* (a)	32,200	112,700
Incyte Corp Ltd.*	39,729	533,163
Infinity Pharmaceuticals, Inc.* (a)	7,200	49,680
Insmed, Inc.*	58,600	62,116
InterMune, Inc.*	18,683	795,148
Ironwood Pharmaceuticals, Inc.*	8,411	108,670
Isis Pharmaceuticals, Inc.*	40,380	434,085
Lexicon Pharmaceuticals, Inc.*	70,290	113,167
Ligand Pharmaceuticals, Inc., Class B*	48,300	88,872
MannKind Corp.* (a)	26,900	186,955
Martek Biosciences Corp.*	15,005	330,560
Maxygen, Inc.*	14,209	91,080
Medivation, Inc.* (a)	12,500	139,500
Metabolix, Inc.*	8,600	107,242
Micromet, Inc.* (a)	29,575	225,361
Molecular Insight Pharmaceuticals, Inc.* (a)	7,500	16,575
Momenta Pharmaceuticals, Inc.*	17,200	238,736
Myriad Pharmaceuticals, Inc.*	13,247	65,043
Nabi Biopharmaceuticals*	22,551	126,737
Nanosphere, Inc.*	4,600	28,980
Neurocrine Biosciences, Inc.*	18,235	58,534
NeurogesX, Inc.* (a)	5,400	54,000
Novavax, Inc.* (a)	32,100	90,843
NPS Pharmaceuticals, Inc.*	20,900	145,673
Omeros Corp.* (a)	1,100	6,490
OncoGenex Pharmaceutical, Inc.* (a)	2,700	59,400
Onyx Pharmaceuticals, Inc.*	28,010	808,649
Opko Health, Inc.*	20,300	43,848
Orexigen Therapeutics, Inc.*	11,800	80,004
Osiris Therapeutics, Inc.* (a)	7,100	53,037
OXiGENE, Inc.* (a)	14,400	15,408
PDL BioPharma, Inc.	55,400	322,428
Pharmasset, Inc.*	9,200	298,080
Poniard Pharmaceuticals, Inc.* (a)	17,600	22,528
Progenics Pharmaceuticals, Inc.*	11,800	75,992
Protalix BioTherapeutics, Inc.* (a)	15,750	106,628
Regeneron Pharmaceuticals, Inc.*	27,477	701,488
Repligen Corp.*	13,200	46,332
Rigel Pharmaceuticals, Inc.*	21,774	169,184
Sangamo BioSciences, Inc.* (a)	17,500	107,800
Savient Pharmaceuticals, Inc.*	30,652	444,454
SciClone Pharmaceuticals, Inc.* (a)	19,800	82,764
Seattle Genetics, Inc.*	35,400	446,040
SIGA Technologies, Inc.* (a)	15,500	106,485
Spectrum Pharmaceuticals, Inc.* (a)	21,900	113,004
StemCells, Inc.* (a)	63,300	72,795
Synta Pharmaceuticals Corp.*	7,200	29,232
Theravance, Inc.*	30,683	514,554
Vanda Pharmaceuticals, Inc.*	12,100	101,277
Vical, Inc.* (a)	20,000	72,400
Zymogenetics, Inc.*	18,454	109,617

		18,197,565

Building Products 0.6%
AAON, Inc.	4,550	109,837
American Woodmark Corp.	4,435	102,493
Ameron International Corp.	4,300	298,377
Apogee Enterprises, Inc.	13,650	187,551
Builders FirstSource, Inc.* (a)	18,016	68,641
Gibraltar Industries, Inc.*	11,878	178,408
Griffon Corp.*	18,324	258,368
Insteel Industries, Inc.	7,400	90,724
NCI Building Systems, Inc.*	6,598	90,920
Quanex Building Products Corp.	16,475	313,025
Simpson Manufacturing Co., Inc.	16,218	551,250
Trex Co., Inc.* (a)	6,800	166,532
Universal Forest Products, Inc.	8,406	353,472

		2,769,598

Capital Markets 2.5%
American Capital Ltd.*	125,800	772,412
Apollo Investment Corp.	76,382	928,805
Ares Capital Corp.	81,736	1,296,333
Artio Global Investors, Inc.	13,100	299,728
BGC Partners, Inc., Class A	20,711	135,036
BlackRock Kelso Capital Corp.	5,486	58,206
Broadpoint Gleacher Securities, Inc.* (a)	21,000	89,880
Calamos Asset Management, Inc., Class A	8,400	104,580
Capital Southwest Corp.	1,315	123,676
Cohen & Steers, Inc. (a)	7,550	204,379
Cowen Group, Inc., Class A*	7,200	38,880
Diamond Hill Investment Group, Inc.	900	70,236
Duff & Phelps Corp., Class A	7,400	116,180
E*Trade Financial Corp.*	705,600	1,185,408
Epoch Holding Corp.	4,800	62,016

2010 Semiannual Report 113

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Capital Markets (continued)

Evercore Partners, Inc., Class A	6,000	$215,040
FBR Capital Markets Corp.*	6,400	30,272
Fifth Street Finance Corp.	16,400	209,100
GAMCO Investors, Inc., Class A	3,168	145,760
GFI Group, Inc.	28,540	196,926
Gladstone Capital Corp.	9,028	121,156
Gladstone Investment Corp.	9,300	60,543
Harris & Harris Group, Inc.*	11,100	53,835
Hercules Technology Growth Capital, Inc.	15,039	163,023
International Assets Holding Corp.*	5,923	95,775
JMP Group, Inc.	7,200	55,728
Kayne Anderson Energy Development Co.	5,500	88,935
KBW, Inc.*	15,100	452,245
Knight Capital Group, Inc., Class A*	42,475	660,486
Kohlberg Capital Corp. (a)	7,600	42,940
LaBranche & Co., Inc.*	18,847	93,104
Main Street Capital Corp. (a)	3,500	55,440
MCG Capital Corp.*	30,098	199,550
MF Global Holdings Ltd.*	42,200	389,084
MVC Capital, Inc.	9,500	134,235
NGP Capital Resources Co.	9,263	70,862
Oppenheimer Holdings, Inc., Class A	4,400	127,908
optionsXpress Holdings, Inc.*	18,500	328,375
PennantPark Investment Corp.	13,019	142,428
Penson Worldwide, Inc.* (a)	9,100	85,540
Piper Jaffray Cos.*	9,079	357,349
Prospect Capital Corp. (a)	29,700	345,411
Pzena Investment Management, Inc., Class A*	2,300	17,710
Riskmetrics Group, Inc.*	9,200	206,448
Safeguard Scientifics, Inc.*	7,883	108,470
Sanders Morris Harris Group, Inc.	8,153	48,673
Solar Capital Ltd. (a)	1,500	34,935
Stifel Financial Corp.*	13,049	748,099
SWS Group, Inc.	12,425	137,545
Teton Advisors, Inc., Class A	45	475
Thomas Weisel Partners Group, Inc.*	8,630	67,745
TICC Capital Corp.	14,800	105,376
TradeStation Group, Inc.*	17,500	146,300
Triangle Capital Corp. (a)	5,000	75,300
US Global Investors, Inc., Class A (a)	7,000	63,280
Virtus Investment Partners, Inc.*	2,783	67,432
Westwood Holdings Group, Inc.	2,200	84,700

		12,319,293

Chemicals 2.2%
A. Schulman, Inc.	10,308	268,111
American Vanguard Corp.	8,133	65,877
Ampal American Israel, Class A* (a)	8,400	18,984
Arch Chemicals, Inc.	11,150	379,211
Balchem Corp.	12,997	337,142
Calgon Carbon Corp.*	25,448	394,444
China Green Agriculture, Inc.* (a)	3,800	48,184
Ferro Corp.*	37,417	408,594
H.B. Fuller Co.	20,600	483,070
Hawkins, Inc. (a)	3,900	104,598
ICO, Inc.	12,300	105,411
Innophos Holdings, Inc.	7,600	216,524
Innospec, Inc.*	10,344	137,679
Koppers Holdings, Inc.	8,600	242,262
Kraton Performance Polymers, Inc.*	4,907	93,037
Landec Corp.*	11,700	71,721
LSB Industries, Inc.*	7,700	136,752
Minerals Technologies, Inc.	7,935	457,849
NewMarket Corp.	4,675	514,250
NL Industries, Inc.	2,928	24,859
Olin Corp.	35,698	749,658
OM Group, Inc.*	14,000	528,500
Omnova Solutions, Inc.*	17,400	133,110
PolyOne Corp.*	42,588	481,670
Quaker Chemical Corp.	4,700	147,909
Rockwood Holdings, Inc.*	21,200	634,728
Sensient Technologies Corp.	20,854	657,527
ShengdaTech, Inc.* (a)	12,400	85,436
Solutia, Inc.*	51,900	913,440
Spartech Corp.*	13,388	190,645
Stepan Co.	3,200	242,400
STR Holdings, Inc.*	4,600	106,076
W.R. Grace & Co.*	31,500	910,035
Westlake Chemical Corp.	8,400	235,872
Zep, Inc.	10,213	188,328
Zoltek Cos., Inc.* (a)	12,100	119,064

		10,832,957

Commercial Banks 6.2%
1st Source Corp.	6,340	121,284
Alliance Financial Corp.	1,700	50,949
American National Bankshares, Inc.	2,600	56,446
Ameris Bancorp	5,961	66,346
Ames National Corp.	2,700	51,651
Arrow Financial Corp.	4,120	114,536
Auburn National Bancorp, Inc. (a)	1,300	26,052
Bancfirst Corp.	2,600	114,764
Banco Latinoamericano de Comercio Exterior SA, Class E	11,700	165,672
Bancorp Rhode Island, Inc.	1,600	45,872
Bancorp, Inc. (The)*	6,800	60,316
Bank of Kentucky Financial Corp. (The) (a)	1,600	30,688
Bank of Marin Bancorp	2,500	83,800
Bank of the Ozarks, Inc.	6,516	250,671
Banner Corp. (a)	12,487	70,801
Bar Harbor Bankshares	1,500	44,100
Boston Private Financial Holdings, Inc.	31,965	253,482
Bridge Bancorp, Inc. (a)	3,000	69,990
Bryn Mawr Bank Corp. (a)	2,900	53,273

114 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

Camden National Corp.	3,300	$117,909
Cape Bancorp, Inc.*	4,800	34,368
Capital City Bank Group, Inc. (a)	5,137	90,360
Cardinal Financial Corp.	12,400	135,780
Cathay General Bancorp	33,113	409,608
Center Bancorp, Inc. (a)	5,047	41,991
Centerstate Banks, Inc.	7,400	89,022
Central Pacific Financial Corp.*	4,105	8,949
Century Bancorp, Inc., Class A	1,500	29,025
Chemical Financial Corp.	8,871	210,243
Chicopee Bancorp, Inc.*	2,500	31,825
Citizens & Northern Corp.	4,000	51,880
Citizens Holding Co. (a)	1,600	40,416
Citizens Republic Bancorp, Inc.*	156,501	195,626
City Holding Co.	7,762	271,981
CNB Financial Corp.	3,500	54,250
CoBiz Financial, Inc.	10,174	72,642
Columbia Banking System, Inc.	13,309	299,186
Community Bank System, Inc.	13,909	343,135
Community Trust Bancorp, Inc.	6,711	201,464
CVB Financial Corp. (a)	39,740	437,537
Danvers Bancorp, Inc.	8,100	132,435
Eagle Bancorp, Inc.* (a)	4,900	61,740
East West Bancorp, Inc.	65,056	1,274,447
Enterprise Bancorp, Inc. (a)	1,900	23,617
Enterprise Financial Services Corp. (a)	4,800	50,448
Farmers Capital Bank Corp.	2,800	23,604
Financial Institutions, Inc.	4,800	77,184
First Bancorp, Inc.	3,800	60,382
First Bancorp, North Carolina	6,064	98,904
First Bancorp, Puerto Rico (a)	40,410	85,669
First Busey Corp. (a)	17,650	89,133
First California Financial Group, Inc.*	3,200	10,560
First Commonwealth Financial Corp.	36,266	237,542
First Community Bancshares, Inc.	5,220	86,913
First Financial Bancorp	24,546	469,074
First Financial Bankshares, Inc.	9,018	482,283
First Financial Corp.	5,494	160,150
First Merchants Corp.	9,255	80,889
First Midwest Bancorp, Inc.	31,452	478,070
First of Long Island Corp. (The)	2,200	56,628
First South Bancorp, Inc. (a)	3,360	46,838
FirstMerit Corp.	37,610	883,835
FNB Corp.	47,823	445,710
German American Bancorp, Inc. (a)	5,500	87,505
Glacier Bancorp, Inc.	31,557	583,489
Great Southern Bancorp, Inc. (a)	4,700	114,633
Guaranty Bancorp*	22,900	35,953
Hampton Roads Bankshares, Inc. (a)	7,900	22,831
Hancock Holding Co.	12,092	494,321
Heartland Financial USA, Inc. (a)	5,550	106,061
Heritage Financial Corp.*	2,600	39,806
Home Bancorp, Inc.*	3,600	49,932
Home Bancshares, Inc.	6,856	192,791
IBERIABANK Corp.	11,735	723,345
Independent Bank Corp.	8,910	231,125
International Bancshares Corp.	22,220	537,057
Investors Bancorp, Inc.*	19,800	275,418
Lakeland Bancorp, Inc.	8,436	88,578
Lakeland Financial Corp.	7,100	148,106
MainSource Financial Group, Inc.	8,602	69,590
MB Financial, Inc.	21,581	528,735
Merchants Bancshares, Inc.	1,900	44,251
Metro Bancorp, Inc.*	4,500	61,065
MidSouth Bancorp, Inc.	2,300	36,915
Nara Bancorp, Inc.*	14,454	130,086
National Bankshares, Inc.	3,000	81,270
National Penn Bancshares, Inc.	55,071	403,120
NBT Bancorp, Inc.	14,974	366,414
Northfield Bancorp, Inc. (a)	8,200	121,032
Northrim BanCorp, Inc.	2,500	43,150
Norwood Financial Corp.	1,100	30,514
Ohio Valley Banc Corp. (a)	1,600	33,344
Old National Bancorp	40,340	540,959
Old Point Financial Corp. (a)	1,300	18,863
Old Second Bancorp, Inc. (a)	5,984	34,229
OmniAmerican Bancorp, Inc.*	5,224	61,643
Oriental Financial Group, Inc.	14,473	241,989
Orrstown Financial Services, Inc.	2,400	61,392
Pacific Capital Bancorp NA* (a)	31,211	54,307
Pacific Continental Corp.	6,300	73,017
PacWest Bancorp	12,717	305,335
Park National Corp. (a)	4,841	331,609
Peapack Gladstone Financial Corp.	3,880	53,932
Penns Woods Bancorp, Inc.	1,900	60,895
Peoples Bancorp, Inc.	4,535	78,637
Peoples Financial Corp.	2,800	44,324
Pinnacle Financial Partners, Inc.*	14,500	221,560
Porter Bancorp, Inc.	945	13,372
PremierWest Bancorp*	34,744	33,007
PrivateBancorp, Inc.	24,402	349,437
Prosperity Bancshares, Inc.	20,970	822,443
Renasant Corp.	9,193	151,960
Republic Bancorp, Inc., Class A	4,068	98,242
Republic First Bancorp, Inc.* (a)	4,000	14,920
S&T Bancorp, Inc. (a)	10,301	247,739
Sandy Spring Bancorp, Inc.	10,568	184,412
Santander BanCorp*	1,842	22,030
SCBT Financial Corp.	4,949	196,921
Shore Bancshares, Inc.	3,500	49,315
Sierra Bancorp (a)	3,200	39,936
Signature Bank*	18,513	747,555
Simmons First National Corp., Class A	7,343	206,191
Smithtown Bancorp, Inc. (a)	8,638	40,167
South Financial Group, Inc. (The)	69,800	53,746
Southside Bancshares, Inc.	5,761	124,330
Southwest Bancorp, Inc.	6,800	99,688
State Bancorp, Inc.	6,100	60,390

2010 Semiannual Report 115

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

StellarOne Corp.	9,900	$147,609
Sterling Bancorp	8,526	91,313
Sterling Bancshares, Inc.	39,742	233,683
Sterling Financial Corp.* (a)	22,324	19,431
Suffolk Bancorp	4,283	132,987
Sun Bancorp, Inc.*	6,091	32,891
Susquehanna Bancshares, Inc.	56,873	619,916
SVB Financial Group*	18,645	917,893
SY Bancorp, Inc.	4,730	112,290
Texas Capital Bancshares, Inc.*	17,020	338,698
Tompkins Financial Corp.	4,248	172,554
Tower Bancorp, Inc.	2,300	59,202
TowneBank (a)	9,200	147,476
Trico Bancshares	6,024	114,697
Trustmark Corp.	29,120	712,858
UMB Financial Corp.	13,870	584,204
Umpqua Holdings Corp.	40,478	604,741
Union First Market Bankshares Corp.	11,379	190,940
United Bankshares, Inc. (a)	17,765	515,896
United Community Banks, Inc.*	39,377	229,962
United Security Bancshares, Inc. (a)	3,000	46,590
Univest Corp of Pennsylvania	6,280	122,900
Washington Banking Co. (a)	7,000	100,730
Washington Trust Bancorp, Inc.	6,140	111,195
Webster Financial Corp.	31,200	646,464
WesBanco, Inc.	9,600	185,088
West Bancorp, Inc.*	7,300	59,349
Westamerica Bancorp	13,312	782,346
Western Alliance Bancorp*	22,500	195,750
Wilber Corporation (The)	3,200	21,792
Wilshire Bancorp, Inc.	8,796	95,525
Wintrust Financial Corp.	13,228	493,404
Yadkin Valley Financial Corp.	7,100	32,518

		30,605,766

Commercial Services & Supplies 2.2%
ABM Industries, Inc.	20,078	431,476
ACCO Brands Corp.*	23,700	216,381
American Reprographics Co.*	16,000	159,840
Amrep Corp.*	600	8,700
APAC Customer Services, Inc.*	10,600	60,950
ATC Technology Corp.*	8,936	182,652
Bowne & Co., Inc.	15,695	175,470
Cenveo, Inc.*	22,150	189,825
Clean Harbors, Inc.*	9,900	627,957
Consolidated Graphics, Inc.*	4,214	176,609
Cornell Cos., Inc.*	4,600	126,500
Courier Corp.	4,450	76,495
Deluxe Corp.	22,300	467,631
EnergySolutions, Inc.	33,100	239,975
EnerNOC, Inc.* (a)	6,600	191,928
Ennis, Inc.	11,000	203,390
Fuel Tech, Inc.* (a)	9,700	72,847
G&K Services, Inc., Class A	7,922	217,776
Geo Group, Inc. (The)*	21,744	460,538
Healthcare Services Group, Inc.	18,250	392,193
Heritage-Crystal Clean, Inc.*	800	8,216
Herman Miller, Inc.	22,900	485,938
HNI Corp.	19,300	599,072
Innerworkings, Inc.*	10,000	59,800
Interface, Inc., Class A	20,655	270,167
Kimball International, Inc., Class B	13,648	109,730
Knoll, Inc.	20,900	292,182
M&F Worldwide Corp.*	4,800	147,168
McGrath Rentcorp	10,406	270,452
Metalico, Inc.* (a)	17,000	112,200
Mine Safety Appliances Co.	11,487	337,603
Mobile Mini, Inc.*	15,129	251,444
Multi-Color Corp.	4,550	56,921
North American Galvanizing & Coating, Inc.*	5,000	37,500
Perma-Fix Environmental Services, Inc.*	25,900	55,426
Rollins, Inc.	19,291	419,579
Schawk, Inc.	6,345	120,238
Standard Parking Corp.*	3,600	60,804
Standard Register Co. (The)	7,251	37,343
Steelcase, Inc., Class A	30,700	252,047
SYKES Enterprises, Inc.*	15,867	360,657
Team, Inc.*	8,000	139,200
Tetra Tech, Inc.*	25,907	630,835
United Stationers, Inc.*	10,301	630,627
US Ecology, Inc.	7,700	120,120
Viad Corp.	8,985	210,249
Waste Services, Inc.*	6,699	75,297

		10,829,948

Communications Equipment 2.7%
Acme Packet, Inc.*	17,500	457,450
ADC Telecommunications, Inc.*	40,700	326,007
ADTRAN, Inc.	25,405	680,092
Anaren, Inc.*	5,193	76,960
Arris Group, Inc.*	56,375	692,849
Aruba Networks, Inc.*	25,700	322,792
Aviat Networks, Inc.*	28,650	186,225
Bel Fuse, Inc., Class B	4,349	101,854
BigBand Networks, Inc.*	20,600	67,980
Black Box Corp.	7,377	230,089
Blue Coat Systems, Inc.*	17,990	585,215
Cogo Group, Inc.*	10,483	73,800
Communications Systems, Inc.	2,300	29,532
Comtech Telecommunications Corp.*	13,070	408,307
DG FastChannel, Inc.*	9,700	341,246
Digi International, Inc.*	10,400	111,384
Emcore Corp.* (a)	44,100	59,094
EMS Technologies, Inc.*	7,800	123,942
Emulex Corp.*	38,140	448,145
Extreme Networks*	38,962	129,743

116 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Communications Equipment (continued)

Globecomm Systems, Inc.*	8,900	$69,331
Harmonic, Inc.*	41,884	286,487
Hughes Communications, Inc.*	3,800	106,020
Infinera Corp.*	36,200	331,230
InterDigital, Inc.*	20,050	554,783
Ixia*	12,736	130,544
KVH Industries, Inc.*	7,300	110,011
Loral Space & Communications, Inc.*	4,797	206,559
Netgear, Inc.*	15,030	406,712
Network Equipment Technologies, Inc.*	12,000	61,560
Oplink Communications, Inc.*	8,056	121,726
Opnext, Inc.*	11,800	27,730
Palm, Inc.* (a)	73,285	425,053
Parkervision, Inc.* (a)	12,500	23,625
PC-Tel, Inc.*	8,000	52,080
Plantronics, Inc.	20,941	695,241
Polycom, Inc.*	37,900	1,233,645
Powerwave Technologies, Inc.* (a)	54,305	96,120
Riverbed Technology, Inc.*	23,700	734,463
Seachange International, Inc.*	14,200	118,286
ShoreTel, Inc.*	18,200	119,210
Sonus Networks, Inc.*	90,650	234,783
Sycamore Networks, Inc.	8,691	171,995
Symmetricom, Inc.*	19,385	128,523
Tekelec*	30,810	558,585
UTStarcom, Inc.* (a)	47,325	134,876
ViaSat, Inc.*	12,723	451,030

		13,042,914

Computers & Peripherals 0.8%
3PAR, Inc.* (a)	13,500	125,955
ActivIdentity Corp.*	18,700	54,791
Adaptec, Inc.*	54,030	166,953
Avid Technology, Inc.*	12,900	188,340
Compellent Technologies, Inc.*	8,200	103,074
Cray, Inc.*	14,300	96,668
Electronics for Imaging, Inc.*	21,133	271,559
Imation Corp.*	12,700	137,668
Immersion Corp.*	12,200	68,320
Intermec, Inc.*	27,291	313,028
Intevac, Inc.*	10,600	147,552
Isilon Systems, Inc.*	10,700	138,886
Netezza Corp.*	20,100	275,169
Novatel Wireless, Inc.*	15,304	104,832
Quantum Corp.*	97,402	282,466
Rimage Corp.*	3,900	68,445
Silicon Graphics International Corp.*	14,545	143,850
STEC, Inc.* (a)	11,000	152,790
Stratasys, Inc.*	9,500	226,480
Super Micro Computer, Inc.*	9,900	140,382
Synaptics, Inc.* (a)	15,535	475,682

		3,682,890

Construction & Engineering 0.8%
Argan, Inc.*	3,200	36,352
Comfort Systems USA, Inc.	16,475	231,968
Dycom Industries, Inc.*	17,296	183,684
EMCOR Group, Inc.*	28,420	811,675
Furmanite Corp.*	15,800	80,580
Granite Construction, Inc.	14,905	500,957
Great Lakes Dredge & Dock Corp.	16,800	91,056
Insituform Technologies, Inc., Class A*	16,882	404,662
Integrated Electrical Services, Inc.*	3,200	19,936
Layne Christensen Co.*	8,240	225,611
MasTec, Inc.*	22,146	277,046
Michael Baker Corp.*	3,300	116,622
MYR Group, Inc.*	7,600	136,268
Northwest Pipe Co.*	4,100	98,892
Orion Marine Group, Inc.*	11,700	221,832
Pike Electric Corp.*	7,300	78,475
Primoris Services Corp. (a)	3,000	23,700
Sterling Construction Co., Inc.*	6,300	110,250
Tutor Perini Corp.*	10,983	266,557

		3,916,123

Construction Materials 0.1%
Headwaters, Inc.*	26,444	158,664
Texas Industries, Inc.	10,858	410,867
U.S. Concrete, Inc.* (a)	14,600	7,738
United States Lime & Minerals, Inc.*	700	28,525

		605,794

Consumer Finance 0.5%
Advance America Cash Advance Centers, Inc.	18,480	105,706
Cardtronics, Inc.*	6,200	86,428
Cash America International, Inc.	13,554	502,311
CompuCredit Holdings Corp. (a)	7,151	42,834
Credit Acceptance Corp.*	2,468	111,307
Dollar Financial Corp.*	10,400	243,464
EZCORP, Inc., Class A*	21,000	434,910
First Cash Financial Services, Inc.*	10,105	222,916
First Marblehead Corp. (The)*	27,200	95,472
Nelnet, Inc., Class A	8,700	173,652
QC Holdings, Inc.	2,400	12,456
Rewards Network, Inc.	2,700	35,154
World Acceptance Corp.* (a)	7,534	265,800

		2,332,410

Containers & Packaging 0.5%
AEP Industries, Inc.*	2,800	77,364
Boise, Inc.*	12,300	84,747
BWAY Holding Co.*	3,300	65,274
Graham Packaging Co., Inc.*	7,314	87,987
Graphic Packaging Holding Co.*	46,200	170,478
Myers Industries, Inc.	14,500	157,470

2010 Semiannual Report 117

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Containers & Packaging (continued)

Rock-Tenn Co., Class A	17,333	$894,383
Silgan Holdings, Inc.	12,196	735,785

		2,273,488

Distributors 0.0%†
Audiovox Corp., Class A*	7,588	70,644
Core-Mark Holding Co., Inc.*	4,100	125,132

		195,776

Diversified Consumer Services 1.2%
American Public Education, Inc.*	8,500	359,975
Bridgepoint Education, Inc.*	6,500	167,115
Capella Education Co.*	6,500	589,030
ChinaCast Education Corp.*	13,000	87,490
Coinstar, Inc.* (a)	14,038	622,726
Corinthian Colleges, Inc.* (a)	34,200	534,204
CPI Corp. (a)	2,100	55,713
Grand Canyon Education, Inc.*	6,700	162,006
Jackson Hewitt Tax Service, Inc.* (a)	7,000	11,830
K12, Inc.* (a)	9,700	229,599
Learning Tree International, Inc.*	3,600	56,916
Lincoln Educational Services Corp.*	5,200	129,792
Mac-Gray Corp.	4,800	55,920
Matthews International Corp., Class A	12,832	449,120
Nobel Learning Communities, Inc.*	1,500	10,425
Pre-Paid Legal Services, Inc.* (a)	3,450	153,422
Princeton Review, Inc.*	6,400	20,032
Regis Corp.	26,475	506,202
Sotheby’s	29,098	971,873
Steiner Leisure Ltd.*	6,100	285,907
Stewart Enterprises, Inc., Class A	36,072	244,568
Universal Technical Institute, Inc.*	9,168	219,665

		5,923,530

Diversified Financial Services 0.4%
Asset Acceptance Capital Corp.*	6,545	48,171
California First National Bancorp (a)	500	6,540
Compass Diversified Holdings	10,200	148,104
Encore Capital Group, Inc.*	5,900	135,759
Life Partners Holdings, Inc.	2,800	64,680
MarketAxess Holdings, Inc.	14,000	220,080
Medallion Financial Corp.	6,400	51,200
NewStar Financial, Inc.*	10,400	79,664
PHH Corp.*	22,520	510,979
Pico Holdings, Inc.*	9,300	330,615
Portfolio Recovery Associates, Inc.* (a)	7,122	473,399
Primus Guaranty Ltd.* (a)	9,100	41,041
Resource America, Inc., Class A	4,505	26,625

		2,136,857

Diversified Telecommunication Services 0.6%
AboveNet, Inc.*	5,500	277,970
Alaska Communications Systems Group, Inc.	21,900	187,464
Atlantic Tele-Network, Inc.	3,800	209,684
Cbeyond, Inc.*	11,575	178,024
Cincinnati Bell, Inc.*	89,679	302,218
Cogent Communications Group, Inc.*	20,900	213,389
Consolidated Communications Holdings, Inc.	11,598	215,143
General Communication, Inc., Class A*	19,548	120,220
Global Crossing Ltd.*	12,800	190,080
HickoryTech Corp.	5,300	44,891
inContact, Inc.*	13,900	39,615
Iowa Telecommunications Services, Inc.	14,400	242,496
Neutral Tandem, Inc.*	15,500	262,725
PAETEC Holding Corp.*	53,500	266,430
Premiere Global Services, Inc.*	26,675	249,945
SureWest Communications*	5,900	50,740

		3,051,034

Electric Utilities 1.1%
Allete, Inc.	12,360	450,769
Central Vermont Public Service Corp.	5,900	128,679
Cleco Corp.	27,832	762,597
El Paso Electric Co.*	18,931	402,284
Empire District Electric Co. (The)	17,476	340,957
IDACORP, Inc.	21,614	779,833
MGE Energy, Inc.	9,723	357,418
PNM Resources, Inc.	40,500	550,395
Portland General Electric Co.	34,700	689,836
UIL Holdings Corp.	12,513	363,252
Unisource Energy Corp.	14,064	468,612
Unitil Corp.	4,400	97,152

		5,391,784

Electrical Equipment 2.1%
A.O. Smith Corp.	9,209	475,461
Acuity Brands, Inc.	19,251	870,338
Advanced Battery Technologies, Inc.* (a)	27,900	96,813
American Superconductor Corp.* (a)	19,636	572,978
AZZ, Inc.	5,900	239,658
Baldor Electric Co.	19,979	767,393
Belden, Inc.	20,052	550,628
Brady Corp., Class A	20,589	707,438
Broadwind Energy, Inc.*	14,400	57,024
Chase Corp.	2,300	30,199
China BAK Battery, Inc.* (a)	23,200	46,632
Encore Wire Corp.	8,646	192,028
Ener1, Inc.* (a)	20,400	84,864
Energy Conversion Devices, Inc.* (a)	18,385	130,901
EnerSys*	18,685	483,568
Evergreen Solar, Inc.* (a)	82,910	92,859
Franklin Electric Co., Inc.	9,891	346,086
FuelCell Energy, Inc.* (a)	32,643	89,768

118 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Electrical Equipment (continued)

Fushi Copperweld, Inc.*	7,300	$80,738
Generac Holdings, Inc.*	8,228	124,161
GrafTech International Ltd.*	54,416	917,454
GT Solar International, Inc.* (a)	13,200	76,956
Harbin Electric, Inc.* (a)	6,000	131,460
II-VI, Inc.*	10,984	393,886
LaBarge, Inc.*	5,200	64,272
LSI Industries, Inc.	8,175	57,470
Microvision, Inc.* (a)	34,000	106,420
Orion Energy Systems, Inc.* (a)	9,100	48,503
Polypore International, Inc.*	9,600	170,016
Powell Industries, Inc.*	4,083	137,107
PowerSecure International, Inc.*	7,400	83,324
Preformed Line Products Co.	1,000	30,000
Regal-Beloit Corp.	15,536	982,963
Satcon Technology Corp.*	25,900	72,779
Ultralife Corp.* (a)	8,200	34,358
Valence Technology, Inc.* (a)	22,600	23,730
Vicor Corp.*	8,188	123,803
Woodward Governor Co.	26,000	833,300

		10,327,336

Electronic Equipment, Instruments & Components 2.1%
Agilysys, Inc.	5,685	61,682
Anixter International, Inc.*	13,715	718,666
Benchmark Electronics, Inc.*	27,865	602,999
Brightpoint, Inc.*	24,060	194,645
Checkpoint Systems, Inc.*	17,108	386,470
China Security & Surveillance Technology, Inc.* (a)	21,200	126,140
Cogent, Inc.*	20,900	216,315
Cognex Corp.	17,379	363,395
Coherent, Inc.*	10,300	386,971
Comverge, Inc.* (a)	9,500	107,730
CPI International, Inc.*	3,200	42,976
CTS Corp.	14,337	150,539
Daktronics, Inc. (a)	14,672	122,951
DDi Corp.*	5,500	47,080
DTS, Inc.*	8,412	279,615
Echelon Corp.* (a)	13,787	130,287
Electro Rent Corp.	7,900	112,891
Electro Scientific Industries, Inc.*	12,054	165,984
FARO Technologies, Inc.*	7,200	181,512
ICx Technologies, Inc.* (a)	6,900	48,645
Insight Enterprises, Inc.*	20,262	304,538
IPG Photonics Corp.*	10,600	185,606
L-1 Identity Solutions, Inc.*	34,848	302,132
Littelfuse, Inc.*	9,566	403,972
Maxwell Technologies, Inc.*	9,600	138,528
Measurement Specialties, Inc.*	6,331	104,272
Mercury Computer Systems, Inc.*	9,953	127,996
Methode Electronics, Inc.	17,800	197,580
MTS Systems Corp.	7,156	213,750
Multi-Fineline Electronix, Inc.*	4,100	106,272
Newport Corp.*	15,845	187,446
OSI Systems, Inc.*	7,476	194,675
PAR Technology Corp.*	4,300	30,143
Park Electrochemical Corp.	8,963	270,772
PC Connection, Inc.*	4,100	28,208
PC Mall, Inc.*	4,800	24,912
Plexus Corp.*	16,904	626,293
Power-One, Inc.* (a)	32,900	258,594
RadiSys Corp.*	10,260	100,445
RAE Systems, Inc.*	22,000	17,382
Rofin-Sinar Technologies, Inc.*	12,784	339,543
Rogers Corp.*	6,653	222,676
ScanSource, Inc.*	11,120	309,803
Smart Modular Technologies (WWH), Inc.*	15,600	109,512
Spectrum Control, Inc.*	5,100	70,890
SYNNEX Corp.*	9,200	252,264
Technitrol, Inc.	17,731	95,747
TTM Technologies, Inc.*	18,971	206,025
Universal Display Corp.* (a)	12,500	166,875
X-Rite, Inc.* (a)	14,400	47,520
Zygo Corp.*	5,900	55,755

		10,147,619

Energy Equipment & Services 1.6%
Allis-Chalmers Energy, Inc.*	22,900	92,287
Basic Energy Services, Inc.*	10,100	103,121
Bolt Technology Corp.*	3,700	40,959
Boots & Coots, Inc.*	33,400	97,862
Bristow Group, Inc.*	15,409	596,482
Bronco Drilling Co., Inc.*	12,800	61,184
Cal Dive International, Inc.*	19,812	129,967
CARBO Ceramics, Inc.	8,399	615,227
Complete Production Services, Inc.*	25,400	383,286
Dawson Geophysical Co.*	4,100	120,089
Dril-Quip, Inc.*	13,296	770,237
ENGlobal Corp.*	7,200	25,560
Geokinetics, Inc.*	2,300	20,102
Global Industries Ltd.*	43,400	290,780
Gulf Island Fabrication, Inc.	5,187	124,333
GulfMark Offshore, Inc., Class A*	9,540	328,844
Hercules Offshore, Inc.*	53,800	213,048
Hornbeck Offshore Services, Inc.*	11,010	269,415
ION Geophysical Corp.*	44,986	270,366
Key Energy Services, Inc.*	56,400	612,504
Lufkin Industries, Inc.	6,464	550,280
Matrix Service Co.*	11,100	117,993
Natural Gas Services Group, Inc.*	5,500	98,615
Newpark Resources, Inc.*	39,184	261,749
OYO Geospace Corp.*	1,700	84,490
Parker Drilling Co.*	51,212	283,202
PHI, Inc., Non-Voting Shares*	6,000	124,740
Pioneer Drilling Co.*	20,245	148,598
RPC, Inc.	12,551	171,321

2010 Semiannual Report 119

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Energy Equipment & Services (continued)

SulphCo, Inc.* (a)	21,400	$8,201
Superior Well Services, Inc.*	8,700	126,150
T-3 Energy Services, Inc.*	5,300	157,675
TETRA Technologies, Inc.*	32,100	394,509
TGC Industries, Inc.*	5,460	22,495
Union Drilling, Inc.*	4,600	30,498
Vantage Drilling Co.*	25,200	45,360
Willbros Group, Inc.*	16,800	210,840

		8,002,369

Food & Staples Retailing 0.8%
Andersons, Inc. (The)	8,530	308,274
Arden Group, Inc., Class A	368	37,352
Casey’s General Stores, Inc.	23,180	895,443
Diedrich Coffee, Inc.*	1,100	38,236
Great Atlantic & Pacific Tea Co.* (a)	14,356	115,566
Ingles Markets, Inc., Class A	5,452	87,396
Nash Finch Co.	5,635	197,338
Pantry, Inc. (The)*	11,175	176,788
PriceSmart, Inc.	7,400	184,112
Ruddick Corp.	19,753	698,071
Spartan Stores, Inc.	11,300	170,517
Susser Holdings Corp.*	3,300	35,541
United Natural Foods, Inc.*	18,672	573,044
Village Super Market, Inc., Class A	2,600	69,966
Weis Markets, Inc.	4,883	182,038
Winn-Dixie Stores, Inc.*	23,200	292,552

		4,062,234

Food Products 1.3%
AgFeed Industries, Inc.* (a)	13,000	55,900
Alico, Inc. (a)	1,400	37,352
American Dairy, Inc.* (a)	4,400	83,600
American Italian Pasta Co., Class A*	9,800	384,454
B&G Foods, Inc., Class A	20,899	215,887
Calavo Growers, Inc. (a)	4,400	76,296
Cal-Maine Foods, Inc. (a)	5,600	186,928
Chiquita Brands International, Inc.*	20,675	310,952
Darling International, Inc.*	35,000	332,150
Diamond Foods, Inc.	9,568	408,649
Dole Food Co., Inc.* (a)	14,000	158,480
Farmer Bros Co.	2,700	50,517
Fresh Del Monte Produce, Inc.*	17,200	358,964
Griffin Land & Nurseries, Inc.	1,300	38,025
Hain Celestial Group, Inc. (The)*	19,193	379,637
Harbinger Group, Inc.*	3,500	23,415
HQ Sustainable Maritime Industries, Inc.*	6,800	38,692
Imperial Sugar Co.	6,200	99,386
J&J Snack Foods Corp.	6,184	288,113
Lancaster Colony Corp.	8,102	445,367
Lance, Inc.	11,716	271,577
Lifeway Foods, Inc.* (a)	2,000	22,040
Omega Protein Corp.*	8,000	42,800
Overhill Farms, Inc.*	6,700	40,602
Sanderson Farms, Inc.	9,259	524,707
Seneca Foods Corp., Class A*	4,200	137,928
Smart Balance, Inc.*	27,600	183,540
Synutra International, Inc.* (a)	8,400	196,896
Tootsie Roll Industries, Inc. (a)	10,893	289,754
TreeHouse Foods, Inc.*	14,420	609,822
Zhongpin, Inc.*	11,100	140,748

		6,433,178

Gas Utilities 1.1%
Chesapeake Utilities Corp.	3,872	116,625
Laclede Group, Inc. (The)	9,700	330,576
New Jersey Resources Corp.	19,237	725,812
Nicor, Inc.	20,087	873,985
Northwest Natural Gas Co.	11,316	536,265
Piedmont Natural Gas Co., Inc.	33,400	918,500
South Jersey Industries, Inc.	13,704	618,188
Southwest Gas Corp.	19,086	593,575
WGL Holdings, Inc.	22,895	818,267

		5,531,793

Health Care Equipment & Supplies 3.4%
Abaxis, Inc.*	9,000	233,190
ABIOMED, Inc.*	13,211	127,354
Accuray, Inc.*	16,900	108,836
AGA Medical Holdings, Inc.* (a)	5,000	80,400
Align Technology, Inc.*	24,992	424,364
Alphatec Holdings, Inc.*	12,000	80,160
American Medical Systems Holdings, Inc.*	33,716	604,191
Analogic Corp.	6,084	290,937
AngioDynamics, Inc.*	10,600	169,600
Atrion Corp.	600	85,068
ATS Medical, Inc.*	19,800	79,002
Bovie Medical Corp.* (a)	8,200	42,722
Cantel Medical Corp.	6,400	127,744
Cardiac Science Corp.*	8,200	12,792
Cardiovascular Systems, Inc.*	4,800	24,048
Conceptus, Inc.*	13,400	253,796
CONMED Corp.*	12,329	274,197
CryoLife, Inc.*	10,600	64,766
Cutera, Inc.*	5,500	63,580
Cyberonics, Inc.*	12,939	252,699
Cynosure, Inc., Class A*	4,200	52,920
Delcath Systems, Inc.* (a)	16,800	257,376
DexCom, Inc.*	22,000	240,900
Electro-Optical Sciences, Inc.* (a)	11,200	79,744
Endologix, Inc.*	20,600	95,790
EnteroMedics, Inc.*	5,800	3,057
ev3, Inc.*	31,848	609,252
Exactech, Inc.*	3,300	67,518
Greatbatch, Inc.*	11,320	252,889
Haemonetics Corp.*	11,779	681,533

120 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Health Care Equipment & Supplies (continued)

Hansen Medical, Inc.* (a)	12,100	$30,734
HeartWare International, Inc.*	2,700	151,848
ICU Medical, Inc.*	5,950	211,879
Immucor, Inc.*	30,346	649,708
Insulet Corp.* (a)	15,400	212,520
Integra LifeSciences Holdings Corp.*	7,880	357,988
Invacare Corp.	12,149	321,098
IRIS International, Inc.*	7,600	86,868
Kensey Nash Corp.*	3,682	83,397
MAKO Surgical Corp.* (a)	8,900	124,867
Masimo Corp.	21,800	510,338
Medical Action Industries, Inc.*	6,400	75,968
Meridian Bioscience, Inc.	17,075	341,329
Merit Medical Systems, Inc.*	12,232	197,791
Micrus Endovascular Corp.*	6,600	132,528
Natus Medical, Inc.*	12,100	206,184
Neogen Corp.*	8,400	220,836
NuVasive, Inc.*	16,700	694,720
NxStage Medical, Inc.*	10,100	128,472
OraSure Technologies, Inc.*	19,573	124,093
Orthofix International NV*	7,200	246,168
Orthovita, Inc.*	27,900	111,600
Palomar Medical Technologies, Inc.*	8,235	103,432
Quidel Corp.*	12,800	188,672
Rochester Medical Corp.*	4,200	50,358
Rockwell Medical Technologies, Inc.* (a)	7,000	40,670
RTI Biologics, Inc.*	23,300	89,239
Sirona Dental Systems, Inc.*	7,500	312,675
Somanetics Corp.*	5,400	109,242
SonoSite, Inc.*	6,378	213,791
Spectranetics Corp.*	14,000	95,480
Stereotaxis, Inc.* (a)	11,500	54,625
STERIS Corp.	26,490	881,587
SurModics, Inc.* (a)	6,458	120,119
Symmetry Medical, Inc.*	15,900	183,804
Synovis Life Technologies, Inc.*	6,400	94,720
Thoratec Corp.*	25,667	1,144,491
TomoTherapy, Inc.*	17,700	68,853
TranS1, Inc.*	5,400	17,442
Utah Medical Products, Inc.	1,400	39,074
Vascular Solutions, Inc.*	7,800	77,220
Volcano Corp.*	22,300	535,646
West Pharmaceutical Services, Inc.	13,992	585,565
Wright Medical Group, Inc.*	17,852	335,261
Young Innovations, Inc.	2,700	67,959
Zoll Medical Corp.*	9,912	302,812

		16,674,096

Health Care Providers & Services 3.5%
Air Methods Corp.*	4,300	142,244
Alliance HealthCare Services, Inc.*	11,000	58,960
Allied Healthcare International, Inc.*	22,400	62,944
Almost Family, Inc.*	4,000	169,440
Amedisys, Inc.* (a)	12,155	699,885
America Service Group, Inc.	3,500	59,360
American Caresource Holdings, Inc.* (a)	6,000	12,240
American Dental Partners, Inc.*	5,600	72,128
AMERIGROUP Corp.*	24,200	877,008
AMN Healthcare Services, Inc.*	14,466	132,219
Amsurg Corp.*	13,078	270,976
Assisted Living Concepts, Inc., Class A*	4,300	150,930
Bio-Reference Labs, Inc.*	11,600	271,440
BioScrip, Inc.*	17,100	152,874
Capital Senior Living Corp.*	9,500	49,970
CardioNet, Inc.*	12,600	121,212
Catalyst Health Solutions, Inc.*	15,753	666,509
Centene Corp.*	20,434	467,939
Chemed Corp.	9,545	525,070
Chindex International, Inc.*	5,700	72,048
Clarient, Inc.*	12,700	38,354
Continucare Corp.*	15,900	53,265
CorVel Corp.*	3,350	111,555
Cross Country Healthcare, Inc.*	13,585	136,122
Emergency Medical Services Corp., Class A*	13,300	703,304
Emeritus Corp.* (a)	8,500	190,400
Ensign Group, Inc. (The)	5,200	90,272
Genoptix, Inc.*	8,000	309,520
Gentiva Health Services, Inc.*	12,649	362,773
Hanger Orthopedic Group, Inc.*	12,200	227,408
Health Grades, Inc.*	11,300	79,213
HealthSouth Corp.*	42,400	867,504
Healthspring, Inc.*	20,800	366,080
Healthways, Inc.*	14,346	233,696
HMS Holdings Corp.*	11,900	636,650
inVentiv Health, Inc.*	14,700	338,541
IPC The Hospitalist Co., Inc.*	6,900	214,176
Kindred Healthcare, Inc.*	18,321	326,847
Landauer, Inc.	4,137	281,937
LCA-Vision, Inc.* (a)	9,100	76,713
LHC Group, Inc.*	6,700	228,470
Magellan Health Services, Inc.*	14,660	618,799
Medcath Corp.*	6,375	63,367
Metropolitan Health Networks, Inc.*	16,100	49,749
Molina Healthcare, Inc.*	5,934	173,095
MWI Veterinary Supply, Inc.*	4,800	201,360
National HealthCare Corp.	3,300	116,688
National Research Corp. (a)	500	12,945
Nighthawk Radiology Holdings, Inc.*	9,000	33,300
NovaMed, Inc.* (a)	10,200	33,456
Odyssey HealthCare, Inc.*	15,623	325,427
Owens & Minor, Inc.	28,377	892,457
PharMerica Corp.*	12,809	247,214
Providence Service Corp. (The)*	4,975	82,635
PSS World Medical, Inc.*	27,291	639,428

2010 Semiannual Report 121

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Health Care Providers & Services (continued)

Psychiatric Solutions, Inc.*	25,744	$828,184
RadNet, Inc.*	12,100	44,528
RehabCare Group, Inc.*	11,460	326,839
Res-Care, Inc.*	12,745	148,352
Select Medical Holdings Corp.*	13,100	113,839
Skilled Healthcare Group, Inc., Class A*	11,000	73,590
Sun Healthcare Group, Inc.*	18,500	165,390
Sunrise Senior Living, Inc.* (a)	20,673	114,942
Team Health Holdings, Inc.*	6,712	105,513
Triple-S Management Corp., Class B*	8,600	156,520
U.S. Physical Therapy, Inc.*	4,900	85,946
Universal American Corp.*	11,290	173,301
Virtual Radiologic Corp.* (a)	2,700	33,750
WellCare Health Plans, Inc.*	18,600	532,518

		17,301,328

Health Care Technology 0.6%
athenahealth, Inc.* (a)	15,200	441,104
Computer Programs & Systems, Inc.	4,795	216,063
Eclipsys Corp.*	23,937	495,017
MedAssets, Inc.*	17,200	392,676
Medidata Solutions, Inc.*	4,100	60,147
MedQuist, Inc.	3,300	30,723
Merge Healthcare, Inc.*	12,600	31,248
Omnicell, Inc.*	13,300	177,555
Phase Forward, Inc.*	18,400	309,304
Quality Systems, Inc.	10,654	681,962
Transcend Services, Inc.*	2,900	43,123
Vital Images, Inc.*	6,565	103,596

		2,982,518

Hotels, Restaurants & Leisure 2.6%
AFC Enterprises, Inc.*	10,575	115,373
Ambassadors Group, Inc.	8,200	99,548
Ameristar Casinos, Inc.	11,292	212,628
Bally Technologies, Inc.*	24,157	1,114,121
Benihana, Inc., Class A*	5,200	35,412
Biglari Holdings, Inc.*	603	235,924
BJ’s Restaurants, Inc.*	9,600	231,648
Bluegreen Corp.*	6,200	37,634
Bob Evans Farms, Inc.	13,159	407,008
Buffalo Wild Wings, Inc.*	8,430	348,496
California Pizza Kitchen, Inc.*	9,920	203,360
Caribou Coffee Co., Inc.* (a)	3,900	34,515
Carrols Restaurant Group, Inc.*	4,500	33,705
CEC Entertainment, Inc.*	9,848	384,564
Cheesecake Factory, Inc. (The)*	27,200	739,024
Churchill Downs, Inc.	4,200	160,986
CKE Restaurants, Inc.	20,797	256,635
Cracker Barrel Old Country Store, Inc.	9,900	488,763
Denny’s Corp.*	42,300	140,859
DineEquity, Inc.* (a)	7,660	315,056
Domino’s Pizza, Inc.*	17,660	272,141
Dover Downs Gaming & Entertainment, Inc.	6,043	23,749
Einstein Noah Restaurant Group, Inc.*	2,100	27,258
Frisch’s Restaurants, Inc.	800	17,528
Gaylord Entertainment Co.* (a)	16,936	571,590
Great Wolf Resorts, Inc.*	11,900	38,199
Interval Leisure Group, Inc.*	17,800	263,262
Isle of Capri Casinos, Inc.*	6,651	72,429
Jack in the Box, Inc.*	24,440	574,829
Krispy Kreme Doughnuts, Inc.* (a)	25,663	94,953
Lakes Entertainment, Inc.*	9,800	22,050
Landry’s Restaurants, Inc.*	2,614	60,357
Life Time Fitness, Inc.*	17,500	643,300
Luby’s, Inc.*	8,900	36,312
Marcus Corp.	8,734	112,232
McCormick & Schmick’s Seafood Restaurants, Inc.*	6,000	59,460
Monarch Casino & Resort, Inc.*	3,930	45,667
Morgans Hotel Group Co.* (a)	10,100	85,547
Multimedia Games, Inc.*	12,900	58,953
O’Charleys, Inc.*	7,425	70,909
Orient-Express Hotels Ltd., Class A*	38,800	529,620
P.F. Chang’s China Bistro, Inc.* (a)	10,985	479,385
Papa John’s International, Inc.*	9,624	263,698
Peet’s Coffee & Tea, Inc.*	5,582	221,159
Pinnacle Entertainment, Inc.*	26,396	357,138
Red Lion Hotels Corp.*	7,000	53,480
Red Robin Gourmet Burgers, Inc.*	6,959	169,869
Ruby Tuesday, Inc.*	27,160	303,920
Ruth’s Hospitality Group, Inc.*	13,100	71,133
Shuffle Master, Inc.*	22,865	219,504
Sonic Corp.*	27,510	322,142
Speedway Motorsports, Inc.	5,745	93,356
Texas Roadhouse, Inc.*	21,975	324,791
Town Sports International Holdings, Inc.*	7,500	28,275
Universal Travel Group*	4,100	37,433
Vail Resorts, Inc.*	13,608	621,069
Youbet.com, Inc.*	14,900	43,657

		12,885,613

Household Durables 1.4%
American Greetings Corp., Class A	18,100	444,536
Beazer Homes USA, Inc.*	29,900	196,443
Blyth, Inc.	2,530	145,829
Brookfield Homes Corp.* (a)	4,247	47,609
Cavco Industries, Inc.*	2,700	105,759
CSS Industries, Inc.	3,205	64,164
Ethan Allen Interiors, Inc.	12,000	242,400
Furniture Brands International, Inc.*	18,235	150,986
Helen of Troy Ltd.*	13,900	375,439
Hooker Furniture Corp.	4,475	70,526
Hovnanian Enterprises, Inc., Class A* (a)	26,300	186,993

122 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Household Durables (continued)

iRobot Corp.*	8,300	$167,494
La-Z-Boy, Inc.*	21,900	285,576
M/I Homes, Inc.*	8,192	127,795
Meritage Homes Corp.*	14,600	347,188
National Presto Industries, Inc.	2,081	233,009
NIVS IntelliMedia Technology Group, Inc.*	2,400	7,704
Ryland Group, Inc.	19,900	453,322
Sealy Corp.* (a)	23,300	87,142
Skyline Corp.	2,918	68,019
Standard Pacific Corp.*	47,800	306,398
Stanley Furniture Co., Inc.* (a)	4,300	42,441
Tempur-Pedic International, Inc.*	33,700	1,135,690
Tupperware Brands Corp.	27,738	1,416,580
Universal Electronics, Inc.*	5,556	117,898

		6,826,940

Household Products 0.1%
Central Garden and Pet Co., Class A*	27,212	281,100
Oil-Dri Corp of America	2,200	45,100
Orchids Paper Products Co.* (a)	2,200	32,582
WD-40 Co.	6,927	244,038

		602,820

Independent Power Producers & Energy Traders 0.0%†
US Geothermal, Inc.*	27,300	25,938

Industrial Conglomerates 0.2%
Otter Tail Corp.	15,540	345,299
Raven Industries, Inc.	7,080	214,949
Seaboard Corp.	146	213,161
Standex International Corp.	5,454	130,187
Tredegar Corp.	13,506	230,412
United Capital Corp.*	700	17,381

		1,151,389

Information Technology Services 2.0%
Acxiom Corp.*	29,000	553,320
CACI International, Inc., Class A*	13,700	649,791
Cass Information Systems, Inc. (a)	3,570	113,526
China Information Security Technology, Inc.* (a)	14,300	86,372
CIBER, Inc.*	29,254	116,138
Computer Task Group, Inc.*	6,400	60,096
CSG Systems International, Inc.*	16,487	374,585
CyberSource Corp.*	30,746	789,557
Dynamics Research Corp.*	3,400	48,620
Echo Global Logistics, Inc.* (a)	1,100	14,839
eLoyalty Corp.*	3,500	24,500
Euronet Worldwide, Inc.*	20,808	331,472
ExlService Holdings, Inc.*	6,600	105,072
Forrester Research, Inc.*	7,681	246,637
Gartner, Inc.*	28,926	696,538
Global Cash Access Holdings, Inc.*	17,200	149,296
Hackett Group, Inc. (The)*	16,400	46,084
Heartland Payment Systems, Inc.	16,400	301,432
iGate Corp.	9,300	115,134
infoGROUP, Inc.*	14,400	115,344
Information Services Group, Inc.*	9,500	32,680
Integral Systems, Inc.*	8,002	69,777
Lionbridge Technologies, Inc.*	29,300	158,513
Mantech International Corp., Class A*	9,296	418,599
MAXIMUS, Inc.	7,322	453,305
MoneyGram International, Inc.*	34,200	104,310
NCI, Inc., Class A*	3,500	99,435
Ness Technologies, Inc.*	16,475	106,593
Online Resources Corp.*	10,800	50,328
RightNow Technologies, Inc.*	9,100	149,240
Sapient Corp.	37,162	380,167
SRA International, Inc., Class A*	17,800	410,824
StarTek, Inc.*	5,100	34,578
Syntel, Inc.	5,440	196,493
TeleTech Holdings, Inc.*	13,811	228,572
Tier Technologies, Inc., Class B*	7,200	60,264
TNS, Inc.*	11,800	306,210
Unisys Corp.*	18,390	515,288
VeriFone Holdings, Inc.*	31,700	603,251
Virtusa Corp.*	6,500	66,885
Wright Express Corp.*	16,475	559,656

		9,943,321

Insurance 2.9%
Ambac Financial Group, Inc.* (a)	114,700	173,197
American Equity Investment Life Holding Co.	27,085	284,934
American Physicians Capital, Inc.	4,700	157,168
American Physicians Service Group, Inc.	2,700	63,126
American Safety Insurance Holdings Ltd.*	5,200	84,136
AMERISAFE, Inc.*	9,600	164,160
Amtrust Financial Services, Inc.	9,600	130,848
Argo Group International Holdings Ltd.	13,462	444,111
Assured Guaranty Ltd.	53,700	1,157,235
Baldwin & Lyons, Inc., Class B	3,581	89,847
Citizens, Inc.* (a)	13,700	96,037
CNA Surety Corp.*	7,200	120,744
Conseco, Inc.*	113,000	666,700
Crawford & Co., Class B*	10,120	45,540
Delphi Financial Group, Inc., Class A	19,459	535,123
Donegal Group, Inc., Class A	4,988	71,977
Eastern Insurance Holdings, Inc.	4,000	41,000
eHealth, Inc.*	10,500	143,955
EMC Insurance Group, Inc. (a)	2,170	52,644
Employers Holdings, Inc.	19,660	323,997
Enstar Group Ltd.*	3,000	198,360
FBL Financial Group, Inc., Class A	5,647	145,919

2010 Semiannual Report 123

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Insurance (continued)

First Acceptance Corp.*	7,400	$14,726
First Mercury Financial Corp.	6,100	79,971
Flagstone Reinsurance Holdings Ltd.	17,900	199,585
FPIC Insurance Group, Inc.*	5,625	153,113
Greenlight Capital Re Ltd., Class A*	11,800	302,316
Hallmark Financial Services*	3,600	42,156
Harleysville Group, Inc.	5,858	187,573
Hilltop Holdings, Inc.*	16,662	195,445
Horace Mann Educators Corp.	16,659	286,701
Independence Holding Co.	1,360	10,894
Infinity Property & Casualty Corp.	5,785	266,862
Kansas City Life Insurance Co.	1,800	61,200
Maiden Holdings Ltd.	21,000	157,290
Max Capital Group Ltd.	19,500	434,850
Meadowbrook Insurance Group, Inc.	25,335	200,147
Mercer Insurance Group, Inc.	2,400	44,040
Montpelier Re Holdings Ltd.	31,194	517,820
National Financial Partners Corp.*	17,401	267,801
National Interstate Corp.	2,600	54,314
National Western Life Insurance Co., Class A	976	186,553
Navigators Group, Inc. (The)*	4,992	200,329
NYMAGIC, Inc.	2,000	44,400
Phoenix Cos., Inc. (The)*	50,876	164,330
Platinum Underwriters Holdings Ltd.	23,100	859,551
PMA Capital Corp., Class A*	13,623	93,590
Presidential Life Corp.	9,081	106,974
ProAssurance Corp.*	14,317	872,621
RLI Corp.	7,914	459,012
Safety Insurance Group, Inc.	5,305	197,823
SeaBright Insurance Holdings, Inc.	9,800	106,624
Selective Insurance Group, Inc.	23,168	387,137
State Auto Financial Corp.	6,200	110,918
Stewart Information Services Corp.	7,702	87,649
Tower Group, Inc.	20,705	477,457
United America Indemnity Ltd., Class A*	15,220	144,590
United Fire & Casualty Co.	9,717	222,228
Universal Insurance Holdings, Inc.	8,700	43,935
Zenith National Insurance Corp.	16,384	619,643

		14,052,926

Internet & Catalog Retail 0.4%
1-800-FLOWERS.COM, Inc., Class A*	11,446	32,736
Blue Nile, Inc.* (a)	5,403	291,708
Drugstore.Com, Inc.*	37,600	137,616
Gaiam, Inc., Class A	7,800	70,668
HSN, Inc.*	17,100	515,223
NutriSystem, Inc. (a)	14,200	274,486
Orbitz Worldwide, Inc.*	15,400	101,486
Overstock.com, Inc.* (a)	6,900	127,650
PetMed Express, Inc. (a)	11,400	252,396
Shutterfly, Inc.*	9,200	216,476
US Auto Parts Network, Inc.*	5,800	54,520
Vitacost.com, Inc.* (a)	3,700	32,227

		2,107,192

Internet Software & Services 1.7%
Ancestry.com, Inc.*	2,300	45,149
Archipelago Learning, Inc.*	2,300	33,350
Art Technology Group, Inc.*	65,500	280,340
comScore, Inc.*	9,200	166,980
Constant Contact, Inc.* (a)	11,500	293,825
DealerTrack Holdings, Inc.*	16,000	244,000
Dice Holdings, Inc.*	6,700	58,089
Digital River, Inc.*	17,088	477,439
DivX, Inc.*	13,600	113,696
EarthLink, Inc.	49,285	444,551
GSI Commerce, Inc.*	13,223	360,327
Imergent, Inc.	4,200	26,586
InfoSpace, Inc.*	16,809	175,990
Innodata Isogen, Inc.*	7,400	25,604
Internap Network Services Corp.*	22,250	128,605
Internet Brands, Inc., Class A*	11,600	120,060
Internet Capital Group, Inc.*	16,100	159,229
iPass, Inc.*	21,600	31,104
j2 Global Communications, Inc.*	20,680	497,974
Keynote Systems, Inc.	5,200	57,096
Knot, Inc. (The)*	13,000	105,430
Limelight Networks, Inc.*	12,500	50,250
Liquidity Services, Inc.*	6,435	73,166
LivePerson, Inc.*	17,100	141,246
LogMeIn, Inc.*	3,000	70,170
LoopNet, Inc.*	9,100	102,648
Marchex, Inc., Class B	8,600	45,236
MercadoLibre, Inc.* (a)	11,800	594,956
ModusLink Global Solutions, Inc.*	19,424	173,456
Move, Inc.*	66,239	145,726
NIC, Inc.	21,200	149,460
OpenTable, Inc.* (a)	1,500	58,290
Openwave Systems, Inc.*	38,800	86,524
Perficient, Inc.*	12,600	157,122
QuinStreet, Inc.*	4,388	74,113
Rackspace Hosting, Inc.*	28,800	516,960
RealNetworks, Inc.*	36,928	153,251
Saba Software, Inc.* (a)	9,800	49,980
SAVVIS, Inc.*	16,030	282,128
Stamps.com, Inc.*	4,616	48,930
support.com, Inc.*	19,800	86,328
Switch & Data Facilities Co., Inc.*	8,900	170,791
TechTarget, Inc.*	5,100	24,735
Terremark Worldwide, Inc.*	27,290	195,669
Travelzoo, Inc.*	2,100	41,874
United Online, Inc.	35,563	283,437
ValueClick, Inc.*	39,934	410,522
Vocus, Inc.*	7,100	121,055

124 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Internet Software & Services (continued)

Web.com Group, Inc.*	14,000	$67,620
Zix Corp.* (a)	34,700	85,362

		8,306,429

Leisure Equipment & Products 0.8%
Brunswick Corp.	38,200	798,380
Callaway Golf Co.	30,869	289,860
Eastman Kodak Co.* (a)	116,300	711,756
JAKKS Pacific, Inc.*	13,737	210,039
Leapfrog Enterprises, Inc.*	15,540	106,294
Marine Products Corp.*	4,426	31,424
Polaris Industries, Inc.	14,000	828,380
Pool Corp.	21,100	517,583
RC2 Corp.*	8,465	155,502
Smith & Wesson Holding Corp.* (a)	29,400	130,830
Sport Supply Group, Inc.	3,600	48,276
Steinway Musical Instruments, Inc.*	2,900	55,564
Sturm Ruger & Co., Inc. (a)	10,000	166,900

		4,050,788

Life Sciences Tools & Services 0.7%
Accelrys, Inc.*	11,300	78,987
Affymetrix, Inc.*	33,000	229,020
Albany Molecular Research, Inc.*	10,285	82,280
BioDelivery Sciences International, Inc.*	4,300	14,921
Bruker Corp.*	21,613	330,463
Cambrex Corp.*	12,424	54,541
Dionex Corp.*	7,545	615,446
Enzo Biochem, Inc.*	13,964	83,365
eResearchTechnology, Inc.*	18,089	133,316
Harvard Bioscience, Inc.*	10,500	43,890
Kendle International, Inc.*	7,300	120,815
Luminex Corp.* (a)	18,160	295,282
Parexel International Corp.*	26,202	617,843
Sequenom, Inc.* (a)	29,100	180,420
Varian, Inc.*	12,369	640,590

		3,521,179

Machinery 2.7%
3D Systems Corp.*	7,500	116,700
Actuant Corp., Class A	29,460	675,518
Alamo Group, Inc.	2,600	61,256
Albany International Corp., Class A	11,567	294,611
Altra Holdings, Inc.*	11,400	172,824
American Railcar Industries, Inc.	3,900	63,765
Ampco-Pittsburgh Corp.	3,600	92,556
Astec Industries, Inc.*	7,759	256,978
Badger Meter, Inc.	7,100	293,656
Barnes Group, Inc.	19,814	412,131
Blount International, Inc.*	16,800	188,496
Briggs & Stratton Corp.	23,280	552,667
Cascade Corp.	4,046	141,044
Chart Industries, Inc.*	12,100	278,179
China Fire & Security Group, Inc.* (a)	6,200	84,816
CIRCOR International, Inc.	8,185	282,055
Clarcor, Inc.	21,994	831,813
Colfax Corp.*	10,400	135,720
Columbus Mckinnon Corp.*	8,100	146,043
Duoyuan Printing, Inc.*	1,900	16,454
Dynamic Materials Corp.	5,730	102,911
Eastern Co. (The)	2,800	45,500
Energy Recovery, Inc.* (a)	15,100	91,053
EnPro Industries, Inc.*	8,800	277,904
ESCO Technologies, Inc.	11,353	350,240
Federal Signal Corp.	21,643	174,443
Flow International Corp.*	16,400	51,824
Force Protection, Inc.*	29,800	159,430
FreightCar America, Inc.	5,330	152,545
Gorman-Rupp Co. (The)	6,297	175,623
Graham Corp.	4,500	80,325
Greenbrier Cos., Inc.*	7,390	120,309
Hurco Cos., Inc.*	2,700	52,542
John Bean Technologies Corp.	11,600	213,092
Kadant, Inc.*	5,603	112,116
Kaydon Corp.	15,348	638,937
LB Foster Co., Class A*	4,300	127,280
Lindsay Corp. (a)	5,828	221,639
Met-Pro Corp.	6,200	63,054
Middleby Corp.*	7,192	439,575
Miller Industries, Inc.	4,300	61,490
Mueller Industries, Inc.	16,225	481,071
Mueller Water Products, Inc., Class A	64,770	362,712
NACCO Industries, Inc., Class A	2,322	201,875
Nordson Corp.	14,597	1,048,357
Omega Flex, Inc. (a)	1,000	12,240
PMFG, Inc.* (a)	5,600	80,528
Portec Rail Products, Inc.	3,300	39,006
RBC Bearings, Inc.*	9,500	299,820
Robbins & Myers, Inc.	12,646	327,658
Sauer-Danfoss, Inc.*	4,938	80,243
SmartHeat, Inc.*	2,900	24,331
Sun Hydraulics Corp. (a)	5,150	144,251
Tecumseh Products Co., Class A*	7,901	100,975
Tennant Co.	8,224	283,646
Titan International, Inc.	17,350	215,313
Trimas Corp.*	6,500	66,105
Twin Disc, Inc.	3,600	50,832
Watts Water Technologies, Inc., Class A	12,330	437,468

		13,065,545

Marine 0.2%
American Commercial Lines, Inc.* (a)	3,875	79,050
Eagle Bulk Shipping, Inc.* (a)	30,000	173,700
Genco Shipping & Trading Ltd.* (a)	12,000	277,920
Horizon Lines, Inc., Class A	12,900	70,563

2010 Semiannual Report 125

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Marine (continued)

International Shipholding Corp.	2,200	$66,748
Ultrapetrol Bahamas Ltd.*	9,200	56,304

		724,285

Media 1.2%
Arbitron, Inc.	12,553	386,758
Ascent Media Corp., Class A*	6,200	183,024
Belo Corp., Class A	38,000	329,460
Carmike Cinemas, Inc.*	4,400	73,832
Cinemark Holdings, Inc.	13,900	253,814
CKX, Inc.*	26,300	154,644
Crown Media Holdings, Inc., Class A* (a)	4,858	8,793
Dolan Media Co.*	12,100	143,869
E.W. Scripps Co. (The), Class A*	11,000	120,340
Fisher Communications, Inc.*	2,500	37,600
Global Sources Ltd.*	7,104	52,072
Harte-Hanks, Inc.	16,100	231,840
Journal Communications, Inc., Class A*	17,820	101,039
Knology, Inc.*	12,400	162,812
LIN TV Corp., Class A*	11,900	86,037
Live Nation Entertainment, Inc.*	60,437	948,257
LodgeNet Interactive Corp.*	10,000	66,000
Martha Stewart Living Omnimedia, Class A* (a)	14,108	94,242
Mediacom Communications Corp., Class A*	17,341	114,798
National CineMedia, Inc.	18,420	350,717
Outdoor Channel Holdings, Inc.*	6,500	44,915
Playboy Enterprises, Inc., Class B*	9,334	39,016
PRIMEDIA, Inc.	10,266	35,828
RCN Corp.*	16,030	235,320
Reading International, Inc., Class A* (a)	7,200	30,024
Rentrak Corp.*	4,000	87,520
Scholastic Corp.	10,722	289,601
Sinclair Broadcast Group, Inc., Class A*	20,835	143,553
Valassis Communications, Inc.*	20,800	679,952
Value Line, Inc. (a)	274	5,949
World Wrestling Entertainment, Inc., Class A	10,969	200,184

		5,691,810

Metals & Mining 1.0%
Allied Nevada Gold Corp.*	23,300	425,924
AM Castle & Co.*	7,200	98,784
AMCOL International Corp.	10,050	288,837
Brush Engineered Materials, Inc.*	8,936	265,667
Century Aluminum Co.*	25,700	346,436
China Precision Steel, Inc.* (a)	13,200	27,192
Coeur d’Alene Mines Corp.*	34,935	626,035
General Moly, Inc.* (a)	27,438	102,618
General Steel Holdings, Inc.* (a)	8,500	31,705
Haynes International, Inc.	5,300	190,323
Hecla Mining Co.* (a)	105,638	630,659
Horsehead Holding Corp.*	18,000	213,840
Kaiser Aluminum Corp.	6,500	261,235
Olympic Steel, Inc.	4,000	127,120
Paramount Gold and Silver Corp.* (a)	41,800	79,420
RTI International Metals, Inc.*	13,910	376,266
Stillwater Mining Co.*	19,235	325,071
Sutor Technology Group Ltd.*	3,300	9,075
Universal Stainless & Alloy*	2,700	62,991
US Gold Corp.* (a)	36,600	124,806
Worthington Industries, Inc.	25,475	406,836

		5,020,840

Multiline Retail 0.4%
99 Cents Only Stores*	20,516	318,408
Dillard’s, Inc., Class A	23,000	645,840
Fred’s, Inc., Class A	19,660	273,078
Retail Ventures, Inc.*	10,905	117,992
Saks, Inc.*	57,800	563,550
Tuesday Morning Corp.*	13,242	74,817

		1,993,685

Multi-Utilities 0.4%
Avista Corp.	23,261	503,135
Black Hills Corp.	16,080	528,871
CH Energy Group, Inc.	6,663	275,982
NorthWestern Corp.	15,800	477,476

		1,785,464

Oil, Gas & Consumable Fuels 3.3%
Alon USA Energy, Inc. (a)	3,100	22,661
Apco Oil and Gas International, Inc.	4,400	122,936
Approach Resources, Inc.*	6,100	54,595
Arena Resources, Inc.*	16,600	613,038
Atlas Energy, Inc.*	29,397	1,060,644
ATP Oil & Gas Corp.* (a)	18,300	334,158
Berry Petroleum Co., Class A	21,680	701,782
Bill Barrett Corp.*	17,600	599,808
BPZ Resources, Inc.* (a)	39,200	259,504
Brigham Exploration Co.*	51,267	1,000,219
Carrizo Oil & Gas, Inc.*	12,140	266,352
Cheniere Energy, Inc.* (a)	29,400	122,010
Clayton Williams Energy, Inc.*	2,500	116,150
Clean Energy Fuels Corp.* (a)	16,500	290,730
Cloud Peak Engery, Inc.*	14,600	233,600
Contango Oil & Gas Co.*	5,100	279,990
CREDO Petroleum Corp.*	3,700	35,890
Crosstex Energy, Inc.*	19,600	176,988
Cubic Energy, Inc.* (a)	15,600	16,224
CVR Energy, Inc.*	9,900	84,051
Delek US Holdings, Inc.	5,600	39,256
Delta Petroleum Corp.* (a)	78,080	120,243

126 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)

DHT Holdings, Inc.	22,600	$106,672
Endeavour International Corp.*	50,100	81,162
Evergreen Energy, Inc.*	16,260	3,593
FX Energy, Inc.*	17,200	74,132
General Maritime Corp. (a)	23,724	192,402
GeoResources, Inc.*	3,100	53,196
GMX Resources, Inc.* (a)	13,700	109,737
Golar LNG Ltd.*	14,900	193,551
Goodrich Petroleum Corp.* (a)	11,595	196,303
Gran Tierra Energy, Inc.*	87,700	531,462
Green Plains Renewable Energy, Inc.*	5,000	68,650
Gulfport Energy Corp.*	11,500	143,750
Harvest Natural Resources, Inc.* (a)	14,065	124,194
International Coal Group, Inc.* (a)	43,500	229,245
Isramco, Inc.* (a)	400	24,788
James River Coal Co.*	12,400	233,368
Knightsbridge Tankers Ltd.	8,900	168,566
McMoRan Exploration Co.* (a)	34,407	410,820
Nordic American Tanker Shipping (a)	20,100	627,924
Northern Oil and Gas, Inc.*	14,700	239,022
Oilsands Quest, Inc.*	83,900	74,201
Panhandle Oil and Gas, Inc., Class A	3,000	74,880
Patriot Coal Corp.*	33,500	659,615
Penn Virginia Corp.	20,899	533,133
Petrocorp, Inc.*(b)	1,500	0
Petroleum Development Corp.*	8,456	197,955
PetroQuest Energy, Inc.*	22,500	132,975
PrimeEnergy Corp.*	200	4,496
Rex Energy Corp.*	12,600	167,580
Rex Stores Corp.*	3,100	53,196
Rosetta Resources, Inc.*	22,705	565,355
Ship Finance International Ltd. (a)	19,700	390,060
Stone Energy Corp.*	18,149	295,829
Swift Energy Co.*	17,120	619,402
Syntroleum Corp.*	30,400	68,704
Teekay Tankers Ltd., Class A (a)	6,700	85,358
Toreador Resources Corp.* (a)	10,500	95,235
Uranerz Energy Corp.* (a)	23,200	38,280
Uranium Energy Corp.* (a)	22,500	64,350
USEC, Inc.*	49,813	298,878
VAALCO Energy, Inc.*	26,200	146,982
Venoco, Inc.*	8,300	123,670
W&T Offshore, Inc. (a)	14,600	138,262
Warren Resources, Inc.*	26,140	93,581
Western Refining, Inc.* (a)	20,700	110,952
Westmoreland Coal Co.*	4,300	60,458
World Fuel Services Corp.	26,440	751,689
Zion Oil & Gas, Inc.* (a)	6,896	44,065

		16,252,507

Paper & Forest Products 0.8%
Buckeye Technologies, Inc.*	16,990	239,899
Clearwater Paper Corp.*	4,811	306,364
Deltic Timber Corp.	4,656	244,999
Domtar Corp.*	18,200	1,289,288
KapStone Paper and Packaging Corp.*	14,500	187,050
Louisiana-Pacific Corp.*	57,200	672,672
Neenah Paper, Inc.	6,500	113,750
P.H. Glatfelter Co.	20,010	293,947
Schweitzer-Mauduit International, Inc.	8,042	457,751
Wausau Paper Corp.*	17,547	155,291

		3,961,011

Personal Products 0.4%
American Oriental Bioengineering, Inc.* (a)	27,400	110,970
China Sky One Medical, Inc.* (a)	5,300	75,101
China-Biotics, Inc.* (a)	3,700	65,934
Elizabeth Arden, Inc.*	10,307	187,690
Female Health Co. (The)	6,200	39,618
Inter Parfums, Inc.	6,150	106,272
Mannatech, Inc. (a)	6,700	25,862
Medifast, Inc.* (a)	6,400	204,288
Nu Skin Enterprises, Inc., Class A	22,598	679,296
Nutraceutical International Corp.*	4,500	69,615
Prestige Brands Holdings, Inc.*	14,400	140,256
Revlon, Inc., Class A*	7,900	138,408
Schiff Nutrition International, Inc.	5,400	38,286
USANA Health Sciences, Inc.* (a)	2,810	101,863

		1,983,459

Pharmaceuticals 1.5%
Acura Pharmaceuticals, Inc.* (a)	3,500	12,880
Adolor Corp.*	19,800	38,610
Akorn, Inc.* (a)	24,000	50,400
Ardea Biosciences, Inc.*	6,100	154,940
ARYx Therapeutics, Inc.* (a)	10,300	9,074
Auxilium Pharmaceuticals, Inc.*	21,000	747,600
AVANIR Pharmaceuticals, Inc., Class A* (a)	25,900	83,398
Biodel, Inc.* (a)	9,800	44,100
BioMimetic Therapeutics, Inc.* (a)	5,459	72,768
BMP Sunstone Corp.* (a)	15,400	82,698
Cadence Pharmaceuticals, Inc.* (a)	10,400	101,920
Caraco Pharmaceutical Laboratories Ltd.*	4,600	29,670
Cornerstone Therapeutics, Inc.*	2,500	17,475
Cumberland Pharmaceuticals, Inc.*	3,200	34,080
Cypress Bioscience, Inc.*	16,920	85,277
Depomed, Inc.*	21,800	87,854
Discovery Laboratories, Inc.* (a)	41,500	20,792
Durect Corp.*	35,000	99,750
Hi-Tech Pharmacal Co., Inc.*	4,400	107,052
Impax Laboratories, Inc.*	26,100	472,410
Inspire Pharmaceuticals, Inc.*	25,000	171,250
ISTA Pharmaceuticals, Inc.*	15,900	62,169
Javelin Pharmaceuticals, Inc.*	32,200	70,196

2010 Semiannual Report 127

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Pharmaceuticals (continued)

K-V Pharmaceutical Co., Class A*	14,423	$22,356
Lannett Co., Inc.*	3,900	18,291
MAP Pharmaceuticals, Inc.*	3,200	57,472
Matrixx Initiatives, Inc.* (a)	6,900	35,328
Medicines Co. (The)*	21,579	158,390
Medicis Pharmaceutical Corp., Class A	25,260	641,099
MiddleBrook Pharmaceuticals, Inc.* (a)	16,000	4,814
Nektar Therapeutics*	42,195	589,042
Obagi Medical Products, Inc.*	7,400	99,752
Optimer Pharmaceuticals, Inc.* (a)	12,600	155,106
Pain Therapeutics, Inc.*	15,310	91,860
Par Pharmaceutical Cos., Inc.*	16,095	436,818
Pozen, Inc.*	11,405	123,516
Questcor Pharmaceuticals, Inc.*	28,500	277,590
Repros Therapeutics, Inc.*	3,600	3,060
Salix Pharmaceuticals Ltd.*	24,870	999,774
Santarus, Inc.*	23,100	75,768
Sucampo Pharmaceuticals, Inc., Class A*	4,200	17,262
SuperGen, Inc.*	24,200	71,390
ViroPharma, Inc.*	33,000	419,760
Vivus, Inc.* (a)	37,100	378,049
XenoPort, Inc.* (a)	12,500	130,000

		7,462,860

Professional Services 1.2%
Acacia Research — Acacia Technologies*	14,800	220,224
Administaff, Inc.	8,519	188,611
Advisory Board Co. (The)*	7,500	246,975
Barrett Business Services, Inc.	3,000	46,200
CBIZ, Inc.*	19,343	135,594
CDI Corp.	5,221	91,002
Corporate Executive Board Co. (The)	15,200	417,392
CoStar Group, Inc.*	8,665	380,827
CRA International, Inc.*	4,131	95,963
Diamond Management & Technology Consultants, Inc.	11,900	96,628
Exponent, Inc.*	5,800	172,898
Franklin Covey Co.*	5,100	40,188
GP Strategies Corp.*	6,200	50,034
Heidrick & Struggles International, Inc.	6,855	181,040
Hill International, Inc.*	10,900	69,978
Huron Consulting Group, Inc.*	10,100	236,542
ICF International, Inc.*	4,800	111,168
Kelly Services, Inc., Class A*	11,540	185,563
Kforce, Inc.*	13,775	191,335
Korn/Ferry International*	20,979	340,069
Mistras Group, Inc.* (a)	4,600	53,958
Navigant Consulting, Inc.*	21,869	281,673
Odyssey Marine Exploration, Inc.* (a)	22,100	29,614
On Assignment, Inc.*	15,400	108,262
Resources Connection, Inc.*	21,055	369,305
School Specialty, Inc.*	8,008	187,868
SFN Group, Inc.*	22,367	191,238
Towers Watson & Co., Class A	18,585	892,080
TrueBlue, Inc.*	20,569	324,784
Volt Information Sciences, Inc.*	5,257	65,923
VSE Corp.	2,100	84,399

		6,087,335

Real Estate Investment Trusts (REITs) 6.5%
Acadia Realty Trust	16,919	322,815
Agree Realty Corp.	3,000	76,890
Alexander’s, Inc.*	900	286,038
American Campus Communities, Inc.	22,704	639,572
American Capital Agency Corp. (a)	7,900	217,329
Anworth Mortgage Asset Corp. (a)	53,400	358,314
Apollo Commercial Real Estate Finance, Inc.	5,700	102,657
Ashford Hospitality Trust, Inc.*	24,710	229,803
Associated Estates Realty Corp.	10,100	141,703
BioMed Realty Trust, Inc.	50,061	926,629
CapLease, Inc.	23,600	137,588
Capstead Mortgage Corp.	30,200	341,864
CBL & Associates Properties, Inc.	60,100	877,460
Cedar Shopping Centers, Inc.	17,200	136,912
Chesapeake Lodging Trust*	3,291	61,772
Cogdell Spencer, Inc.	13,900	105,362
Colonial Properties Trust	28,000	441,560
Colony Financial, Inc.	6,500	123,565
Cousins Properties, Inc.	30,470	245,588
CreXus Investment Corp.	4,500	59,445
Cypress Sharpridge Investments, Inc.	6,700	86,698
DCT Industrial Trust, Inc.	92,670	487,444
Developers Diversified Realty Corp.	89,400	1,098,726
DiamondRock Hospitality Co.*	54,385	597,691
DuPont Fabros Technology, Inc.	11,900	263,823
Dynex Capital, Inc.	7,400	68,598
EastGroup Properties, Inc.	11,710	478,705
Education Realty Trust, Inc.	28,800	203,616
Entertainment Properties Trust	18,214	796,316
Equity Lifestyle Properties, Inc.	11,636	645,914
Equity One, Inc. (a)	13,725	266,402
Extra Space Storage, Inc.	36,840	553,337
FelCor Lodging Trust, Inc.*	28,900	234,379
First Industrial Realty Trust, Inc.*	23,702	189,142
First Potomac Realty Trust	16,599	269,236
Franklin Street Properties Corp.	27,900	411,246
Getty Realty Corp.	7,435	184,165
Gladstone Commercial Corp.	4,200	68,040
Glimcher Realty Trust	30,778	209,598
Government Properties Income Trust	6,500	176,215
Gramercy Capital Corp.*	18,308	46,319
Hatteras Financial Corp.	16,800	448,056
Healthcare Realty Trust, Inc.	27,300	659,022

128 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Real Estate Investment Trusts (continued)

Hersha Hospitality Trust	46,700	$269,459
Highwoods Properties, Inc.	32,064	1,025,086
Home Properties, Inc.	15,090	749,822
Inland Real Estate Corp.	29,670	279,491
Invesco Mortgage Capital, Inc.	8,300	171,395
Investors Real Estate Trust	32,097	280,207
iStar Financial, Inc.* (a)	45,100	302,621
Kilroy Realty Corp.	23,056	808,343
Kite Realty Group Trust	16,969	91,972
LaSalle Hotel Properties	30,776	810,948
Lexington Realty Trust	42,672	302,118
LTC Properties, Inc.	9,840	274,536
Medical Properties Trust, Inc.	49,034	492,792
MFA Financial, Inc.	127,074	903,496
Mid-America Apartment Communities, Inc.	12,892	712,541
Mission West Properties, Inc.	6,700	48,508
Monmouth Real Estate Investment Corp., Class A	8,600	66,736
National Health Investors, Inc.	11,337	460,509
National Retail Properties, Inc.	34,740	817,432
NorthStar Realty Finance Corp. (a)	32,523	153,509
Omega Healthcare Investors, Inc.	37,600	752,752
Parkway Properties, Inc.	9,482	186,795
Pebblebrook Hotel Trust*	8,258	162,683
Pennsylvania Real Estate Investment Trust (a)	15,767	248,961
Pennymac Mortgage Investment Trust*	6,000	104,520
Post Properties, Inc.	21,176	545,494
Potlatch Corp.	17,341	649,594
PS Business Parks, Inc.	7,545	452,700
RAIT Financial Trust* (a)	27,543	111,825
Ramco-Gershenson Properties Trust	9,539	118,856
Redwood Trust, Inc.	34,720	579,130
Resource Capital Corp.	15,800	112,338
Saul Centers, Inc.	2,545	100,604
Sovran Self Storage, Inc.	11,601	427,961
Starwood Property Trust, Inc.	19,500	369,525
Strategic Hotels & Resorts, Inc.*	38,132	244,807
Sun Communities, Inc.	7,410	214,297
Sunstone Hotel Investors, Inc.*	41,800	532,114
Tanger Factory Outlet Centers	18,297	761,155
Terreno Realty Corp.*	3,840	72,230
Transcontinental Realty Investors, Inc.* (a)	300	3,093
UMH Properties, Inc.	4,800	45,024
Universal Health Realty Income Trust	5,173	171,847
Urstadt Biddle Properties, Inc., Class A	8,980	151,403
U-Store-It Trust	34,810	300,062
Walter Investment Management Corp. (a)	10,400	188,552
Washington Real Estate Investment Trust	25,284	795,182
Winthrop Realty Trust	6,977	94,189

		31,794,768

Real Estate Management & Development 0.1%
American Realty Investors, Inc.* (a)	800	6,792
Avatar Holdings, Inc.*	2,592	61,793
China Housing & Land Development, Inc.* (a)	12,500	43,250
Consolidated-Tomoka Land Co.	2,380	81,348
Forestar Group, Inc.*	15,600	351,624
Tejon Ranch Co.*	4,843	139,285

		684,092

Road & Rail 1.1%
Amerco, Inc.*	4,004	250,050
Arkansas Best Corp.	11,825	360,189
Avis Budget Group, Inc.*	46,300	700,056
Celadon Group, Inc.*	9,700	144,821
Dollar Thrifty Automotive Group, Inc.*	13,100	576,269
Genesee & Wyoming, Inc., Class A*	15,780	616,998
Heartland Express, Inc.	22,046	364,641
Knight Transportation, Inc.	24,920	530,547
Marten Transport Ltd.*	6,445	140,823
Old Dominion Freight Line, Inc.*	12,979	465,687
Patriot Transportation Holding, Inc.*	600	50,364
RailAmerica, Inc.*	8,300	106,987
Saia, Inc.*	5,755	95,360
Universal Truckload Services, Inc.*	2,400	43,824
USA Truck, Inc.*	3,200	58,944
Werner Enterprises, Inc.	19,162	429,612
YRC Worldwide, Inc.*	462,565	257,510

		5,192,682

Semiconductors & Semiconductor Equipment 3.6%
Actel Corp.*	11,509	178,620
Advanced Analogic Technologies, Inc.*	19,700	74,860
Advanced Energy Industries, Inc.*	15,545	228,822
Amkor Technology, Inc.* (a)	46,600	351,364
Anadigics, Inc.*	28,100	141,343
Applied Micro Circuits Corp.*	31,017	349,872
Atheros Communications, Inc.*	29,184	1,133,507
ATMI, Inc.*	13,357	242,162
Brooks Automation, Inc.*	28,278	274,862
Cabot Microelectronics Corp.*	9,832	377,156
Cavium Networks, Inc.*	15,800	436,238
Ceva, Inc.*	8,300	101,592
Cirrus Logic, Inc.*	28,797	366,010
Cohu, Inc.	10,245	165,457
Cymer, Inc.*	12,938	441,833
Diodes, Inc.*	14,240	305,733
DSP Group, Inc.*	9,948	81,275

2010 Semiannual Report 129

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)

Entegris, Inc.*	54,654	$338,308
Entropic Communications, Inc.*	25,300	133,584
Exar Corp.*	16,164	119,452
FEI Co.*	17,468	393,030
FormFactor, Inc.*	22,737	341,282
GSI Technology, Inc.*	8,900	57,583
Hittite Microwave Corp.*	9,000	461,520
IXYS Corp.*	10,102	91,221
Kopin Corp.*	28,700	120,827
Kulicke & Soffa Industries, Inc.*	28,168	230,978
Lattice Semiconductor Corp.*	51,475	271,273
MEMSIC, Inc.* (a)	5,800	19,256
Micrel, Inc.	18,758	218,906
Microsemi Corp.*	37,308	617,820
Microtune, Inc.*	22,850	61,238
MIPS Technologies, Inc.*	23,574	117,634
MKS Instruments, Inc.*	21,523	488,142
Monolithic Power Systems, Inc.*	14,400	354,960
Netlogic Microsystems, Inc.*	20,000	623,400
NVE Corp.*	2,500	120,575
OmniVision Technologies, Inc.*	23,328	409,640
Pericom Semiconductor Corp.*	11,900	138,992
Photronics, Inc.*	22,292	121,491
PLX Technology, Inc.*	13,400	70,350
Power Integrations, Inc.	9,900	380,952
RF Micro Devices, Inc.*	120,860	679,233
Rubicon Technology, Inc.* (a)	5,900	160,126
Rudolph Technologies, Inc.*	13,587	129,484
Semtech Corp.*	28,135	510,650
Sigma Designs, Inc.* (a)	15,000	177,900
Silicon Image, Inc.*	33,806	125,758
Skyworks Solutions, Inc.*	74,237	1,250,151
Standard Microsystems Corp.*	9,361	240,390
Supertex, Inc.*	5,680	153,417
Tessera Technologies, Inc.*	22,328	452,812
Trident Microsystems, Inc.*	34,573	59,811
TriQuint Semiconductor, Inc.*	67,739	510,752
Ultratech, Inc.*	9,250	135,883
Veeco Instruments, Inc.*	17,542	771,673
Virage Logic Corp.*	6,300	58,464
Volterra Semiconductor Corp.*	9,500	227,620
Zoran Corp.*	24,559	238,959

		17,436,203

Software 4.1%
ACI Worldwide, Inc.*	15,396	289,291
Actuate Corp.*	19,700	111,502
Advent Software, Inc.* (a)	6,893	311,426
American Software, Inc., Class A	9,500	60,705
ArcSight, Inc.*	8,700	197,751
Ariba, Inc.*	40,375	576,151
AsiaInfo Holdings, Inc.*	14,400	409,104
Blackbaud, Inc.	18,694	430,897
Blackboard, Inc.*	14,500	616,975
Bottomline Technologies, Inc.*	11,300	196,620
Callidus Software, Inc.*	12,800	40,576
China TransInfo Technology Corp.* (a)	5,000	35,000
CommVault Systems, Inc.*	18,100	379,195
Concur Technologies, Inc.*	17,600	737,616
Deltek, Inc.*	6,241	49,117
DemandTec, Inc.*	8,800	59,488
Double-Take Software, Inc.*	7,800	83,850
Ebix, Inc.* (a)	10,800	175,716
Epicor Software Corp.*	19,789	181,663
EPIQ Systems, Inc.*	14,275	172,014
ePlus, Inc.*	1,400	26,054
Fair Isaac Corp.	21,300	448,578
FalconStor Software, Inc.*	15,599	46,641
Fortinet, Inc.* (a)	5,700	101,346
GSE Systems, Inc.*	6,800	38,080
Informatica Corp.*	39,353	984,218
Interactive Intelligence, Inc.*	5,400	106,758
Jack Henry & Associates, Inc.	36,335	927,269
JDA Software Group, Inc.*	13,971	403,762
Kenexa Corp.*	11,300	169,613
Lawson Software, Inc.*	60,240	467,462
Manhattan Associates, Inc.*	9,640	276,282
Mentor Graphics Corp.*	46,631	419,213
MicroStrategy, Inc., Class A*	4,186	320,647
Monotype Imaging Holdings, Inc.*	10,372	108,284
Net 1 UEPS Technologies, Inc.*	13,600	223,040
Netscout Systems, Inc.*	10,200	148,104
NetSuite, Inc.* (a)	7,800	109,902
Opnet Technologies, Inc.	5,600	89,936
Parametric Technology Corp.*	50,140	932,103
Pegasystems, Inc.	6,100	193,187
Pervasive Software, Inc.*	6,200	30,876
Phoenix Technologies Ltd.*	12,800	38,272
Progress Software Corp.*	17,035	549,379
PROS Holdings, Inc.*	9,000	81,900
QAD, Inc.*	5,400	29,808
Quest Software, Inc.*	28,362	497,186
Radiant Systems, Inc.*	11,935	167,925
Renaissance Learning, Inc.	2,065	29,344
Rosetta Stone, Inc.*	2,600	67,184
S1 Corp.*	23,478	144,859
Smith Micro Software, Inc.*	12,600	119,574
SolarWinds, Inc.*	5,400	100,224
Solera Holdings, Inc.	30,300	1,177,761
SonicWALL, Inc.*	25,851	261,871
Sourcefire, Inc.*	10,400	232,648
SRS Labs, Inc.*	4,600	43,056
SuccessFactors, Inc.*	19,500	408,135
Symyx Technologies, Inc.*	14,959	81,526
Synchronoss Technologies, Inc.*	8,700	177,741
Take-Two Interactive Software, Inc.*	37,100	403,277
Taleo Corp., Class A*	17,100	444,258

130 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Software (continued)

TeleCommunication Systems, Inc., Class A*	19,800	$136,818
THQ, Inc.*	32,041	243,512
TIBCO Software, Inc.*	74,360	847,704
TiVo, Inc.*	50,279	880,888
Tyler Technologies, Inc.*	15,000	255,600
Ultimate Software Group, Inc.*	10,700	357,915
Unica Corp.*	6,000	55,680
VASCO Data Security International, Inc.*	11,800	76,464
Websense, Inc.*	19,350	440,599

		20,037,120

Specialty Retail 3.5%
America’s Car-Mart, Inc.*	4,200	106,386
AnnTaylor Stores Corp.*	26,800	581,560
Asbury Automotive Group, Inc.*	14,160	220,188
Bebe Stores, Inc.	9,600	79,104
Big 5 Sporting Goods Corp.	9,400	159,330
Books-A-Million, Inc.	2,500	18,500
Borders Group, Inc.*	30,600	77,724
Brown Shoe Co., Inc.	17,754	333,775
Buckle, Inc. (The) (a)	11,457	414,514
Build-A-Bear Workshop, Inc.*	7,200	68,832
Cabela’s, Inc.* (a)	18,705	339,683
Cato Corp. (The), Class A	11,291	268,161
Charming Shoppes, Inc.*	50,210	283,687
Childrens Place Retail Stores, Inc. (The)*	10,211	467,868
Christopher & Banks Corp.	15,739	154,085
Citi Trends, Inc.*	6,300	211,302
Coldwater Creek, Inc.* (a)	24,300	172,044
Collective Brands, Inc.*	27,714	649,893
Conn’s, Inc.* (a)	4,200	40,026
Destination Maternity Corp.*	2,400	75,840
Dress Barn, Inc.*	27,525	761,892
DSW, Inc., Class A*	5,865	177,123
Finish Line, Inc. (The), Class A	19,856	319,880
Genesco, Inc.*	9,920	330,237
Group 1 Automotive, Inc.*	11,208	348,008
Gymboree Corp.*	13,302	653,527
Haverty Furniture Cos., Inc.	7,675	125,103
hhgregg, Inc.*	5,000	143,150
Hibbett Sports, Inc.*	12,659	348,123
HOT Topic, Inc.	17,138	130,934
J Crew Group, Inc.*	21,990	1,021,875
Jo-Ann Stores, Inc.*	12,183	537,514
Jos. A. Bank Clothiers, Inc.*	8,455	514,571
Kirkland’s, Inc.*	6,300	140,301
Lithia Motors, Inc., Class A*	10,700	85,386
Lumber Liquidators Holdings, Inc.*	5,900	179,714
Men’s Wearhouse, Inc. (The)	22,600	534,038
Midas, Inc.*	6,500	74,815
Monro Muffler Brake, Inc.	7,975	285,983
New York & Co., Inc.*	10,000	61,400
OfficeMax, Inc.*	33,100	628,900
Pacific Sunwear Of California*	28,660	145,020
PEP Boys-Manny Moe & Jack	20,783	260,411
Pier 1 Imports, Inc.*	50,200	415,656
Rent-A-Center, Inc.*	30,050	775,891
Rue21, Inc.*	2,400	75,840
Sally Beauty Holdings, Inc.*	40,500	386,775
Shoe Carnival, Inc.*	3,800	105,108
Sonic Automotive, Inc., Class A*	13,552	144,735
Stage Stores, Inc.	16,701	254,690
Stein Mart, Inc.*	10,933	103,645
Syms Corp.*	2,700	24,597
Systemax, Inc.	4,500	104,535
Talbots, Inc.*	11,900	195,755
Tractor Supply Co.	16,200	1,088,154
Ulta Salon Cosmetics & Fragrance, Inc.*	11,800	272,816
Vitamin Shoppe, Inc.*	3,300	81,906
West Marine, Inc.*	6,900	82,593
Wet Seal, Inc. (The), Class A*	46,805	221,388
Zale Corp.* (a)	15,902	51,841
Zumiez, Inc.*	9,000	167,040

		17,083,372

Textiles, Apparel & Luxury Goods 2.3%
American Apparel, Inc.*	14,700	45,129
Carter’s, Inc.*	25,808	831,534
Cherokee, Inc.	4,500	91,980
Columbia Sportswear Co.	4,800	266,592
CROCS, Inc.*	38,800	374,808
Deckers Outdoor Corp.*	5,778	812,271
Fossil, Inc.*	20,445	795,310
Fuqi International, Inc.* (a)	6,100	64,111
G-III Apparel Group Ltd.*	5,800	165,880
Iconix Brand Group, Inc.*	30,400	524,704
Jones Apparel Group, Inc.	37,100	807,296
Kenneth Cole Productions, Inc., Class A*	3,270	40,744
K-Swiss, Inc., Class A*	11,481	142,824
Liz Claiborne, Inc.* (a)	41,600	363,584
Lululemon Athletica, Inc.* (a)	17,600	662,112
Maidenform Brands, Inc.*	8,400	191,688
Movado Group, Inc.*	6,937	86,088
Oxford Industries, Inc.	5,357	115,658
Perry Ellis International, Inc.*	4,282	103,325
Quiksilver, Inc.*	56,300	300,079
Skechers U.S.A., Inc., Class A*	15,085	578,510
Steven Madden Ltd.*	7,298	422,992
Timberland Co. (The), Class A*	18,600	399,900
True Religion Apparel, Inc.*	11,800	368,750
Under Armour, Inc., Class A* (a)	14,430	487,013
Unifi, Inc.*	19,300	73,919
UniFirst Corp.	6,643	324,643

2010 Semiannual Report 131

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Textiles, Apparel & Luxury Goods (continued)

Volcom, Inc.*	7,900	$188,336
Warnaco Group, Inc. (The)*	20,723	991,388
Weyco Group, Inc.	2,800	68,432
Wolverine World Wide, Inc.	21,046	644,218

		11,333,818

Thrifts & Mortgage Finance 1.4%
Abington Bancorp, Inc.	9,300	88,443
Astoria Financial Corp.	39,500	637,530
Bank Mutual Corp.	20,760	147,811
BankFinancial Corp.	8,700	84,042
Beneficial Mutual Bancorp, Inc.*	14,100	139,731
Berkshire Hills Bancorp, Inc.	5,940	124,740
Brookline Bancorp, Inc.	28,285	310,852
Brooklyn Federal Bancorp, Inc.	1,700	12,750
Cheviot Financial Corp. (a)	2,000	17,980
Clifton Savings Bancorp, Inc. (a)	4,100	40,262
Dime Community Bancshares	10,964	139,791
Doral Financial Corp.* (a)	2,300	12,397
ESB Financial Corp. (a)	3,800	54,340
ESSA Bancorp, Inc.	6,700	84,621
First Defiance Financial Corp.	3,400	45,900
First Financial Holdings, Inc.	5,900	83,308
First Financial Northwest, Inc.	7,800	50,310
First Financial Service Corp. (a)	1,600	13,584
Flagstar Bancorp, Inc.* (a)	49,554	31,467
Flushing Financial Corp.	11,750	159,918
Fox Chase Bancorp, Inc.*	2,300	25,806
Heritage Financial Group (a)	500	6,265
Home Federal Bancorp, Inc.	8,000	127,440
Kearny Financial Corp.	7,500	76,725
Kentucky First Federal Bancorp (a)	1,600	15,856
K-Fed Bancorp (a)	1,400	14,014
Legacy Bancorp, Inc.	2,900	27,173
Meridian Interstate Bancorp, Inc.*	4,300	49,536
MGIC Investment Corp.* (a)	88,375	921,751
NASB Financial, Inc. (a)	1,400	34,636
NewAlliance Bancshares, Inc.	49,120	640,034
Northeast Community Bancorp, Inc. (a)	2,200	13,442
Northwest Bancshares, Inc.	18,927	236,398
OceanFirst Financial Corp.	6,100	78,446
Ocwen Financial Corp.*	26,960	311,388
Oritani Financial Corp.	3,900	64,701
PMI Group, Inc. (The)* (a)	37,100	193,291
Provident Financial Services, Inc.	28,506	375,709
Provident New York Bancorp	14,175	145,577
Prudential Bancorp, Inc. of Pennsylvania (a)	2,400	18,528
Radian Group, Inc. (a)	37,600	533,544
Rockville Financial, Inc.	3,600	43,416
Roma Financial Corp. (a)	3,600	42,120
Territorial Bancorp, Inc.	4,900	93,002
Tree.com, Inc.*	3,000	27,300
Trustco Bank Corp.	33,308	221,498
United Financial Bancorp, Inc.	8,900	124,422
ViewPoint Financial Group	4,500	76,635
Waterstone Financial, Inc.*	2,660	10,268
Westfield Financial, Inc.	13,728	124,925
WSFS Financial Corp.	2,609	109,865

		7,063,488

Tobacco 0.2%
Alliance One International, Inc.*	42,811	217,908
Star Scientific, Inc.*	31,600	58,144
Universal Corp.	11,432	591,949
Vector Group Ltd. (a)	16,508	270,566

		1,138,567

Trading Companies & Distributors 0.9%
Aceto Corp.	14,200	94,714
Aircastle Ltd.	20,600	247,406
Applied Industrial Technologies, Inc.	17,812	548,254
Beacon Roofing Supply, Inc.*	19,670	436,674
BlueLinx Holdings, Inc.* (a)	6,800	34,068
CAI International, Inc.*	4,000	54,440
DXP Enterprises, Inc.*	3,300	54,747
H&E Equipment Services, Inc.*	11,600	136,996
Houston Wire & Cable Co.	7,900	103,885
Interline Brands, Inc.*	14,300	297,583
Kaman Corp.	11,308	309,952
Lawson Products, Inc.	1,724	28,015
RSC Holdings, Inc.*	20,700	189,819
Rush Enterprises, Inc., Class A*	14,550	236,001
TAL International Group, Inc.	6,300	163,737
Textainer Group Holdings Ltd.	4,100	94,136
Titan Machinery, Inc.* (a)	5,900	84,842
United Rentals, Inc.*	28,400	407,824
Watsco, Inc.	12,133	718,516
Willis Lease Finance Corp.*	1,800	25,272

		4,266,881

Water Utilities 0.3%
American States Water Co.	7,746	289,081
Artesian Resources Corp., Class A (a)	2,600	49,244
Cadiz, Inc.* (a)	5,100	63,597
California Water Service Group	8,297	321,343
Connecticut Water Service, Inc.	3,700	87,653
Consolidated Water Co. Ltd. (a)	6,600	93,390
Middlesex Water Co.	5,900	106,554
Pennichuck Corp.	2,300	53,521
SJW Corp.	5,745	157,872
Southwest Water Co.	10,525	112,302
York Water Co. (The)	5,700	78,375

		1,412,932

Wireless Telecommunication Services 0.3%
NTELOS Holdings Corp.	12,860	252,442

132 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Wireless Telecommunication Services (continued)

Shenandoah Telecommunications Co.	10,383	$184,402
Syniverse Holdings, Inc.*	29,700	596,376
USA Mobility, Inc.*	11,924	166,220

		1,199,440

Total Common Stocks (cost $452,417,893)		475,931,829

Warrants 0.0%

	Number of Warrants	Market Value

Hotels, Restaurants & Leisure 0.0%†
Krispy Kreme Doughnuts, Inc., expiring 3/2/2012*	301	24

Oil, Gas & Consumable Fuels 0.0%
Greenhunter Energy, Inc., expiring 9/16/2011*(b)	120	0

Total Warrants (cost $—)		24

Mutual Fund 3.2%

	Shares	Market Value

Money Market Fund 3.2%
Invesco AIM Liquid Assets Portfolio, 0.15%(c)	15,638,667	15,638,667

Total Mutual Fund (cost $15,638,667)		15,638,667

Repurchase Agreement 7.5%

	Principal Amount	Market Value

Morgan Stanley, 0.19%, dated 04/30/10, due 05/03/10, repurchase price $36,748,244, collateralized by U.S. Government Agency Mortgages from 4.00% - 6.00%, maturing 07/01/23 - 04/01/40; total market value of $37,486,363.(d)	$36,747,662	36,747,662

Total Repurchase Agreement (cost $36,747,662)		36,747,662

Total Investments (cost $504,804,222)(e) — 107.6%		528,318,182

Liabilities in excess of other assets — (7.6%)		(37,414,284)

NET ASSETS — 100.0%		$490,903,898

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2010. The total value of securities on loan at April 30, 2010 was $34,520,793.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of April 30, 2010.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of April 30, 2010 was $36,747,662.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NA	National Association

NV	Public Traded Company

REIT	Real Estate Investment Trust

SA	Stock Company

At April 30, 2010, the Fund’s open futures contracts were as follows (See Note 2):

			Notional Value
Number of	Long		Covered by	Unrealized
Contracts	Contracts	Expiration	Contracts	Appreciation

209	Russell 2000 Mini Future	06/10/10	$14,953,950	$411,251

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 133

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Small Cap Index
Fund

Assets:
Investments, at value (cost $468,056,560)*	$491,570,520
Repurchase agreement, at value and cost	36,747,662

Total Investments	528,318,182

Deposits with broker for futures	946,000
Interest and dividends receivable	225,197
Security lending income receivable	65,884
Receivable for capital shares issued	290,827
Prepaid expenses and other assets	39,790

Total Assets	529,885,880

Liabilities:
Payable for investments purchased	1,269,801
Payable for capital shares redeemed	249,606
Payable for variation margin on futures contracts	447,755
Cash Overdraft	36,583
Payable upon return of securities loaned (Note 2)	36,747,662
Accrued expenses and other payables:
Investment advisory fees	51,144
Fund administration fees	46,299
Distribution fees	34,033
Administrative servicing fees	29,621
Accounting and transfer agent fees	26,224
Trustee fees	3,680
Custodian fees	1,606
Compliance program costs (Note 3)	3,467
Professional fees	21,348
Printing fees	10,352
Other	2,801

Total Liabilities	38,981,982

Net Assets	$490,903,898

Represented by:
Capital	$490,701,243
Accumulated undistributed net investment income	868,604
Accumulated net realized losses from investments and futures transactions	(24,591,160)
Net unrealized appreciation/(depreciation) from investments	23,513,960
Net unrealized appreciation/(depreciation) from futures (Note 2)	411,251

Net Assets	$490,903,898

Net Assets:
Class A Shares	$164,039,396
Class B Shares	210,880
Class C Shares	999,346
Class R2 Shares	1,192
Institutional Class Shares	325,653,084

Total	$490,903,898

*	Includes value of securities on loan of $34,520,793 (Note 2)

The accompanying notes are an integral part of these financial statements.

134 Semiannual Report 2010

Nationwide
Small Cap Index
Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,097,860
Class B Shares	19,673
Class C Shares	93,504
Class R2 Shares	110
Institutional Class Shares	29,656,662

Total	44,867,809

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.87
Class B Shares (a)	$10.72
Class C Shares (b)	$10.69
Class R2 Shares	$10.84
Institutional Class Shares	$10.98
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.53

Maximum Sales Charge: Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 135

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Small Cap Index
Fund

INVESTMENT INCOME:
Interest income	$79
Dividend income	2,910,335
Income from securities lending (Note 2)	349,692
Foreign tax withholding	(41)

Total Income	3,260,065

EXPENSES:
Investment advisory fees	424,564
Fund administration fees	242,349
Distribution fees Class A	176,434
Distribution fees Class B	1,006
Distribution fees Class C	4,102
Distribution fees Class R2	2
Administrative servicing fees Class A	107,641
Registration and filing fees	22,637
Professional fees	22,502
Printing fees	11,346
Trustee fees	10,259
Custodian fees	7,352
Accounting and transfer agent fees	32,655
Compliance program costs (Note 3)	2,080
Other	9,675

Total expenses before earnings credit and expenses reimbursed	1,074,604
Earnings credit (Note 6)	(119)
Expenses reimbursed by adviser (Note 3)	(152,054)

Net Expenses	922,431

NET INVESTMENT INCOME	2,337,634

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(522,798)
Net realized gains from futures transactions (Note 2)	2,197,901

Net realized gains from investments and futures transactions	1,675,103

Net change in unrealized appreciation/(depreciation) from investments	99,673,112
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	1,415,090

Net change in unrealized appreciation/(depreciation) from investments and futures	101,088,202

Net realized/unrealized gains from investments and futures transactions	102,763,305

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$105,100,939

The accompanying notes are an integral part of these financial statements.

136 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$2,337,634	$3,574,971
Net realized gains/(losses) from investment and futures transactions	1,675,103	(27,544,561)
Net change in unrealized appreciation/(depreciation) from investments and futures	101,088,202	57,552,504

Change in net assets resulting from operations	105,100,939	33,582,914

Distributions to Shareholders From:
Net investment income:
Class A	(686,000)	(640,145)
Class B	(675)	(570)
Class C	(2,735)	(1,059)
Class R2 (a)	(4)	(4)
Institutional Class	(1,648,890)	(2,277,928)
Net realized gains:
Class A	–	(1,521,340)
Class B	–	(4,009)
Class C	–	(5,771)
Class R2 (a)	–	(10)
Institutional Class	–	(2,839,142)

Change in net assets from shareholder distributions	(2,338,304)	(7,289,978)

Change in net assets from capital transactions	20,685,432	52,743,802

Change in net assets	123,448,067	79,036,738

Net Assets:
Beginning of period	367,455,831	288,419,093

End of period	$490,903,898	$367,455,831

Accumulated undistributed net investment income at end of period	$868,604	$869,274

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,745,945	$34,020,005
Dividends reinvested	662,391	2,104,473
Cost of shares redeemed (b)	(10,703,918)	(16,709,961)

Total Class A	7,704,418	19,414,517

Class B Shares
Proceeds from shares issued	313	9,165
Dividends reinvested	661	3,971
Cost of shares redeemed	(25,545)	(100,450)

Total Class B	(24,571)	(87,314)

Class C Shares
Proceeds from shares issued	193,556	289,689
Dividends reinvested	2,148	4,033
Cost of shares redeemed	(16,686)	(103,708)

Total Class C	179,018	190,014

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 137

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$1,000	$–
Dividends reinvested	4	14
Cost of shares redeemed	(792)	–

Total Class R2	212	14

Institutional Class Shares
Proceeds from shares issued	23,943,205	64,894,869
Dividends reinvested	1,648,890	5,117,013
Cost of shares redeemed (b)	(12,765,740)	(36,785,311)

Total Institutional Class	12,826,355	33,226,571

Change in net assets from capital transactions	$20,685,432	$52,743,802

SHARE TRANSACTIONS:
Class A Shares
Issued	1,824,863	4,627,859
Reinvested	69,906	289,889
Redeemed	(1,121,289)	(2,208,438)

Total Class A Shares	773,480	2,709,310

Class B Shares
Issued	35	1,095
Reinvested	70	549
Redeemed	(2,738)	(14,513)

Total Class B Shares	(2,633)	(12,869)

Class C Shares
Issued	20,975	39,331
Reinvested	229	563
Redeemed	(1,788)	(15,520)

Total Class C Shares	19,416	24,374

Class R2 Shares (a)
Issued	110	–
Reinvested	–	2
Redeemed	(86)	–

Total Class R2 Shares	24	2

Institutional Class Shares
Issued	2,452,118	9,084,930
Reinvested	172,690	691,754
Redeemed	(1,279,632)	(4,506,773)

Total Institutional Class Shares	1,345,176	5,269,911

Total change in shares	2,135,463	7,990,728

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

138 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

	Operations				Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.54	0.04	2.34	2.38	(0.05)	–	(0.05)	–	$10.87	27.91%	$164,039,396	0.70%	0.83%	0.77%	3.76%
Year Ended October 31, 2009 (f)	$8.25	0.07	0.39	0.46	(0.05)	(0.12)	(0.17)	–	$8.54	5.94%	$122,390,936	0.72%	0.86%	0.82%	22.56%
Year Ended October 31, 2008	$13.09	0.07	(4.47)	(4.40)	(0.06)	(0.38)	(0.44)	–	$8.25	(34.65%)	$95,789,525	0.65%	0.75%	0.71%	37.88%
Year Ended October 31, 2007	$13.47	0.14	0.94	1.08	(0.18)	(1.28)	(1.46)	–	$13.09	8.36%	$124,188,723	0.71%	1.03%	0.75%	19.60%
Year Ended October 31, 2006	$11.90	0.15	2.06	2.21	(0.15)	(0.49)	(0.64)	–	$13.47	19.14%	$114,280,835	0.70%	1.21%	0.75%	31.51%
Year Ended October 31, 2005	$11.15	0.10	1.20	1.30	(0.10)	(0.45)	(0.55)	–	$11.90	11.67%	$65,750,869	0.69%	0.90%	0.77%	24.14%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.44	0.01	2.30	2.31	(0.03)	–	(0.03)	–	$10.72	27.44%	$210,880	1.30%	0.24%	1.37%	3.76%
Year Ended October 31, 2009 (f)	$8.16	0.30	0.39	0.42	(0.02)	(0.12)	(0.14)	–	$8.44	5.54%	$188,301	1.30%	0.42%	1.41%	22.56%
Year Ended October 31, 2008	$12.98	0.02	(4.45)	(4.43)	(0.01)	(0.38)	(0.39)	–	$8.16	(35.08%)	$286,977	1.30%	0.10%	1.36%	37.88%
Year Ended October 31, 2007	$13.36	0.06	0.93	0.99	(0.09)	(1.28)	(1.37)	–	$12.98	7.68%	$448,885	1.30%	0.45%	1.34%	19.60%
Year Ended October 31, 2006	$11.82	0.08	2.02	2.10	(0.07)	(0.49)	(0.56)	–	$13.36	18.38%	$482,293	1.30%	0.62%	1.35%	31.51%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.03)	(0.45)	(0.48)	–	$11.82	10.98%	$444,173	1.29%	0.28%	1.37%	24.14%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 139

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund (Continued)

	Operations				Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.42	0.01	2.29	2.30	(0.03)	–	(0.03)	–	$10.69	27.39%	$999,346	1.30%	0.24%	1.37%	3.76%
Year Ended October 31, 2009 (f)	$8.14	0.02	0.40	0.42	(0.02)	(0.12)	(0.14)	–	$8.42	5.46%	$623,587	1.30%	0.24%	1.40%	22.56%
Year Ended October 31, 2008	$12.94	–	(4.42)	(4.42)	–	(0.38)	(0.38)	–	$8.14	(35.06%)	$404,580	1.30%	0.13%	1.36%	37.88%
Year Ended October 31, 2007	$13.33	0.06	0.93	0.99	(0.10)	(1.28)	(1.38)	–	$12.94	7.74%	$639,822	1.30%	0.42%	1.34%	19.60%
Year Ended October 31, 2006	$11.80	0.06	2.05	2.11	(0.09)	(0.49)	(0.58)	–	$13.33	18.40%	$534,348	1.30%	0.53%	1.35%	31.51%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.05)	(0.45)	(0.50)	–	$11.80	10.99%	$199,527	1.29%	0.23%	1.37%	24.14%

Class R2 Shares (g)
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.53	0.04	2.32	2.36	(0.05)	–	(0.05)	–	$10.84	27.70%	$1,192	0.80%	0.74%	0.89%	3.76%
Year Ended October 31, 2009 (f)	$8.24	0.04	0.42	0.46	(0.05)	(0.12)	(0.17)	–	$8.53	5.94%	$734	0.89%	0.49%	0.92%	22.56%
Year Ended October 31, 2008	$13.08	0.07	(4.48)	(4.41)	(0.05)	(0.38)	(0.43)	–	$8.24	(34.72%)	$690	0.71%	0.67%	0.79%	37.88%
Period Ended October 31, 2007 (h)	$12.75	0.07	0.64	0.71	(0.15)	(0.23)	(0.38)	–	$13.08	5.64%	$1,056	0.68%	0.84%	0.70%	19.60%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

140 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund (Continued)

	Operations				Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$8.63	0.06	2.35	2.41	(0.06)	–	(0.06)	–	$10.98	28.00%	$325,653,084	0.30%	1.24%	0.37%	3.76%
Year Ended October 31, 2009 (f)	$8.33	0.10	0.41	0.51	(0.09)	(0.12)	(0.21)	–	$8.63	6.51%	$244,252,273	0.30%	1.26%	0.41%	22.56%
Year Ended October 31, 2008	$13.22	0.12	(4.53)	(4.41)	(0.10)	(0.38)	(0.48)	–	$8.33	(34.45%)	$191,937,321	0.30%	1.13%	0.36%	37.88%
Year Ended October 31, 2007	$13.59	0.20	0.94	1.14	(0.23)	(1.28)	(1.51)	–	$13.22	8.76%	$320,319,143	0.30%	1.53%	0.33%	19.60%
Year Ended October 31, 2006	$12.00	0.20	2.07	2.27	(0.19)	(0.49)	(0.68)	–	$13.59	19.60%	$518,238,957	0.30%	1.61%	0.35%	31.51%
Year Ended October 31, 2005	$11.24	0.15	1.21	1.36	(0.15)	(0.45)	(0.60)	–	$12.00	12.11%	$348,509,477	0.29%	1.28%	0.37%	24.14%
Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 141

Notes to Financial Statements
April 30, 2010 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2010, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Bond Index Fund (“Bond Index”)
-	Nationwide International Index Fund (“International Index”)
-	Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)
-	Nationwide S&P 500 Index Fund (“S&P 500 Index”)
-	Nationwide Small Cap Index Fund (“Small Cap Index”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Prices are taken from the primary market or exchange in which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of

142 Semiannual Report 2010

the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees.

The fair value of securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following among others: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. When fair value pricing is employed, the prices of the securities may differ from quoted or published prices for the same securities. Fair valuation of portfolio securities may occur on a daily basis.

The Funds are subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities and other investments are not intended to indicate the risk associated with investing in those securities and investments.

2010 Semiannual Report 143

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2010:

Bond Index*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$6,513,910	$—	$6,513,910
Commercial Mortgage Backed Securities	—	36,801,155	—	36,801,155
Corporate Bonds	—	222,673,700	—	222,673,700
Municipal Bonds	—	6,651,147	—	6,651,147
Mutual Fund	81,716,202	—	—	81,716,202
Repurchase Agreement	—	1,778,252	—	1,778,252
Sovereign Bonds	—	27,186,416	—	27,186,416
U.S. Government Mortgage Backed Agencies	—	415,013,762	—	415,013,762
U.S. Government Sponsored & Agency Obligations	—	82,789,203	—	82,789,203
U.S. Treasury Bonds	—	48,595,970	—	48,595,970
U.S. Treasury Notes	—	293,660,847	—	293,660,847
Yankee Dollars	—	8,147,302	—	8,147,302

Total Assets	81,716,202	1,149,811,664	—	1,231,527,866

Liabilities:
U.S. Government Mortgage Backed Agency	—	(9,288,607)	—	(9,288,607)

Total Liabilities	—	(9,288,607)	—	(9,288,607)

Total	$81,716,202	$1,140,523,057	$—	$1,222,239,259

International Index*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$—	$1,510,288,687	$54,062	$1,510,342,749
Futures Contracts	78,425	—	—	78,425
Mutual Fund	4,938,517	—	—	4,938,517
Preferred Stocks	—	6,507,734	—	6,507,734
Repurchase Agreements	—	192,086,100	—	192,086,100
Rights	—	39,230	—	39,230
Warrant	—	—	—	—

Total Assets	5,016,942	1,708,921,751	54,062	1,713,992,755

Liabilities:
Futures Contracts	(413,140)	—	—	(413,140)

Total Liabilities	(413,140)	—	—	(413,140)

Total	$4,603,802	$1,708,921,751	$54,062	$1,713,579,615

144 Semiannual Report 2010

Mid Cap Market Index*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$887,825,176	$—	$—	$887,825,176
Futures Contracts	590,868	—	—	590,868
Mutual Fund	23,228,981	—	—	23,228,981
Repurchase Agreement	—	33,221,759	—	33,221,759

Total	$911,645,025	$33,221,759	$—	$944,866,784

S&P 500 Index*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$2,297,311,533	$—	$—	$2,297,311,533
Futures Contracts	669,933	—	—	669,933
Mutual Fund	50,319,310	—	—	50,319,310
Repurchase Agreement	—	19,542,770	—	19,542,770

Total	$2,348,300,776	$19,542,770	$—	$2,367,843,546

Small Cap Index*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$475,931,829	$—	$—	$475,931,829
Futures Contracts	411,251	—	—	411,251
Mutual Fund	15,638,667	—	—	15,638,667
Repurchase Agreement	—	36,747,662	—	36,747,662
Warrants	24	—	—	24

Total	$491,981,771	$36,747,662	$—	$528,729,433

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Index

Common
	Stocks	Rights	Warrants	Total

Balance as of 10/31/09	$—	$—	$—	$—

Accrued Accretion/(Amortization)	—	—	—	—

Change In Unrealized Appreciation/Depreciation	—	—	—	—

Net Purchases/(Sales)	—	—	—	—

Transfers In/(Out) of Level 3	54,062	—	—	54,062

Balance as of 4/30/10	$54,062	$—	$—	$54,062

2010 Semiannual Report 145

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

Small Cap Index

Common
	Stocks	Warrants	Total

Balance as of 10/31/09	$—	$—	$—

Accrued Accretion/(Amortization)	—	—	—

Change In Unrealized Appreciation/Depreciation	—	—	—

Net Purchases/(Sales)	—	—	—

Transfers In/(Out) of Level 3	—	—	—

Balance as of 4/30/10	$—	$—	$—

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.
* See Statement of Investments for identification of securities by type and industry classification.

(b)	Credit Derivatives

The Funds are subject to the provisions of ASC 815, “Derivatives and Hedging”. In September 2008, the FASB amended ASC 815-10. ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Fund management has concluded that adoption of the amendments did not impact the Funds’ financial statement disclosures.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. International Index and S&P 500 Index, which may engage in foreign currency transactions, translate foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. A Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

International Index and S&P 500 Index are subject to foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When a Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of

146 Semiannual Report 2010

Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)	Futures Contracts

Certain Funds are subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Funds may also enter into futures contracts for non-hedging purposes. If a Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed-delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, know as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to a Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

2010 Semiannual Report 147

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

Fair Values of Derivative Instruments as of April 30, 2010

International Index

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets and Liabilities Location
Assets:	Asset Derivatives	Fair Value

Futures - Equity contracts	Net Assets – Unrealized appreciation on Futures Contracts	$78,425

Total		$78,425

Liabilities:	Liability Derivatives

Equity contracts	Net Assets – Unrealized depreciation on Futures Contracts	$(413,140)

Total		$(413,140)

Mid Cap Market Index

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets and Liabilities Location
Assets:	Asset Derivatives	Fair Value

Futures - Equity contracts	Net Assets – Unrealized appreciation on Futures Contracts	$590,868

Total		$590,868

S&P 500 Index

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets and Liabilities Location
Assets:	Asset Derivatives	Fair Value

Futures - Equity contracts	Net Assets – Unrealized appreciation on Futures Contracts	$669,933

Total		$669,933

Small Cap Index

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets and Liabilities Location
Assets:	Asset Derivatives	Fair Value

Futures - Equity contracts	Net Assets – Unrealized appreciation on Futures Contracts	$411,251

Total		$411,251

148 Semiannual Report 2010

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2010

International Index

Realized Gain (Loss)
Risk Exposure	Total

Futures - Equity contracts	$885,097

Mid Cap Market Index

Realized Gain (Loss)
Risk Exposure	Total

Futures - Equity contracts	$2,348,454

S&P 500 Index

Realized Gain (Loss)
Risk Exposure	Total

Futures - Equity contracts	$4,937,476

Small Cap Index

Realized Gain (Loss)
Risk Exposure	Total

Futures - Equity contracts	$2,197,901

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Six Months Ended April 30, 2010

International Index

Unrealized Appreciation (Depreciation)
Risk Exposure	Total

Futures - Equity contracts	$417,235

Forward foreign currency contracts	42,598

Total	$459,833

Mid Cap Market Index

Unrealized Appreciation (Depreciation)
Risk Exposure	Total

Futures - Equity contracts	$1,630,392

S&P 500 Index

Unrealized Appreciation (Depreciation)
Risk Exposure	Total

Futures - Equity contracts	$1,852,492

Small Cap Index

Unrealized Appreciation (Depreciation)
Risk Exposure	Total

Futures - Equity contracts	$1,415,090

2010 Semiannual Report 149

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the six months ended April 30, 2010.

(f)	Repurchase Agreements

The Funds may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Funds may be unable to recover the full amount it paid under the repurchase agreements. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(g)	Mortgage Dollar Rolls

The Bond Index may enter into mortgage dollar rolls, in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a purchase and sale transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date. Income is generated as consideration for entering into mortgage dollar rolls and is included in interest income on the Statement of Operations.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, each Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines

150 Semiannual Report 2010

established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Funds. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2010, the Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Bond Index	$185,507,837	$188,059,694 *

International Index	181,932,764	192,086,100

Mid Cap Market Index	31,596,347	33,221,759

S&P 500 Index	18,378,906	19,542,770

Small Cap Index	34,520,793	36,747,662

*	Includes $186,281,442 of collateral in the form of U.S. Government Sponsored & Agency Obligations securities, interest rates ranging from 0.00% to 8.77% and maturity dates ranging from 09/01/15 to 10/15/49.

(j)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index and are declared daily and paid monthly for Bond Index. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distribution.

(k)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds are subject to the provisions of ASC 740, “Income Taxes”. In July 2006, the FASB amended ASC 740-10. ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset).

2010 Semiannual Report 151

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Fund management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Funds’ current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each Fund except the Bond Index, income, Fund expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. For the Bond Index, income, Fund expenses, and realized and unrealized gains or losses are allocated to each class of shares based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (“BlackRock”) as subadviser for the Funds and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of BlackRock.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the six months ended April 30, 2010, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total Fees
Fund	Fee Schedule	(Annual Rate)

Bond Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

International Index	Up to $1.5 billion	0.27%
	$1.5 billion up to $3 billion	0.26%
	On $3 billion and more	0.25%

Mid Cap Market Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

S&P 500 Index	Up to $1.5 billion	0.13%
	$1.5 billion up to $3 billion	0.12%
	$3 billion up to $4.5 billion	0.11%
	On $4.5 billion and more	0.10%

Small Cap Index	Up to $1.5 billion	0.20%
	$1.5 billion up to $3 billion	0.19%
	On $3 billion and more	0.18%

152 Semiannual Report 2010

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $1,761,928 for the six months ended April 30, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding the amounts listed in the table below until at least February 28, 2011:

		Amount
Fund	Classes	(Annual Rate)

Bond Index (a)	All Classes	0.32%

International Index (a)	All Classes	0.37%

Mid Cap Market Index	All Classes	0.32%

S&P 500 Index	All Classes	0.23%

Small Cap Index (a)	All Classes	0.30%

(a)	The Expense Limitation Agreement also states that for this Fund, the expense ratio for Class A, Class B, Class C, and Institutional Class shares will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA.

As of April 30, 2010, the cumulative potential reimbursements of the following Funds, listed by the period/year in which NFA waived or reimbursed fees or expenses to a Fund, are:

	Fiscal Year	Fiscal Year	Six Months Ended
	2008	2009	April 30, 2010
Fund	Amount	Amount	Amount

Bond Index	$527,490	$785,022	$374,133

International Index	1,015,839	1,076,868	467,030

Mid Cap Market Index	404,937	605,689	272,836

S&P 500 Index	947,881	1,433,334	564,725

Small Cap Index	217,602	332,402	152,054

NFA has committed to limit its actual recoupment to 50% (of the amounts shown above) of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning March 11, 2010.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. For the period ended April 30, 2010, pursuant to a Fund Administration and Transfer Agency Agreement, fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated

2010 Semiannual Report 153

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion and more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

In addition, the Funds also pay out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees (“Networking Fees”) paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders (“beneficial accounts”). Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, the Networking Fees range from $6 to $20 per beneficial account per year.

See “Subsequent Events” (Note 12) below for information on fund administration and transfer agency arrangements for the Funds after April 30, 2010.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. The Funds did not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, Service Class and Institutional Service Class shares of S&P 500 Index and 0.25% of the average

154 Semiannual Report 2010

daily net assets of Class A and Class R2 shares of Bond Index, International Index, Mid Cap Market Index and Small Cap Index.

For the six months ended April 30, 2010, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

Bond Index	$97,366

International Index	268,534

Mid Cap Market Index	111,795

S&P 500 Index	579,949

Small Cap Index	97,003

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2010, the Funds’ portion of such costs amounted to $29,804.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R2	Service Class
Fund	Shares	Shares	Shares	Shares	Shares

Bond Index	0.25%	1.00%	1.00%	0.50%	N/A

International Index	0.25%	1.00%	1.00%	0.50%	N/A

Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	N/A

S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%

Small Cap Index	0.25%	1.00%	1.00%	0.50%	N/A

N/A — Not Applicable

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2010, NFD received commissions of $44,231 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $8,521 was re-allowed to affiliated broker-dealers of the Funds.

2010 Semiannual Report 155

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

4. Investments in Affiliated Issuers

Bond Index invests in affiliated issuers. A summary of the Fund’s transactions in the shares of the affiliated issuers during the six months ended April 30, 2010 were as follows:

	Market Value	Purchases	Sales	Interest	Realized	Market Value
Affiliated Issuer	October 31, 2009	at Cost	Proceeds	Income	Gain/(Loss)	April 30, 2010

Nationwide Financial Services Inc.	$56,845	$—	$—	$2,608	$—	$64,125

Nationwide Mutual Insurance Co.	159,917	—	—	5,882	—	190,096

Amounts designated as “—” are zero or have been rounded to zero.

5. Redemption Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund class and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through automatically reinvested dividends or capital gains.

For the six months ended April 30, 2010, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

					Institutional	Service	Institutional
Fund	Class A	Class B	Class C	Class R2	Service Class	Class	Class

Bond Index	$2	$—	$—	N/A	N/A	N/A	$—

International Index	1	—	—	$—	N/A	N/A	—

Mid Cap Market Index	65	—	—	—	N/A	N/A	—

S&P 500 Index	19	2	—	—	$—	$56	—

Small Cap Index	—	—	—	—	N/A	N/A	—

Amounts designated as “—” are zero or have been rounded to zero.
N/A – Not Applicable

For the year ended October 31, 2009, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

					Institutional	Service	Institutional
Fund	Class A	Class B	Class C	Class R2	Service Class	Class	Class

Bond Index	$2	$506	$—	N/A	N/A	N/A	$11

International Index	9	—	2	$—	N/A	N/A	—

Mid Cap Market Index	—	—	—	—	N/A	N/A	—

S&P 500 Index	—	6	—	—	$—	$—	18

Small Cap Index	60	—	—	—	N/A	N/A	3

Amounts designated as “—” are zero or have been rounded to zero.
N/A – Not Applicable

156 Semiannual Report 2010

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.14% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Investment Transactions

For the six months ended April 30, 2010, purchases of and sales (excluding short-term securities) were as follows:

Fund	Purchases	Sales

Bond Index	$948,785,130	$853,861,537

International Index	78,223,070	17,295,906

Mid Cap Market Index	73,854,707	59,783,458

S&P 500 Index	83,985,966	59,200,790

Small Cap Index	39,491,206	15,371,532

For the six months ended April 30, 2010, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales

Bond Index	$170,549,832	$94,112,931

8. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

2010 Semiannual Report 157

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

9. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

{Insert any new pronouncements}

10. Other

As of April 30, 2010, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

	% of	Number of
Fund	Shares	Accounts

Bond Index	75.50%	4

International Index	67.69	4

Mid Cap Market Index	62.81	3

S&P 500 Index	73.04	4

Small Cap Index	78.14	5

11. Federal Tax Information

As of April 30, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Bond Index	$1,190,967,883	$34,265,424	$(2,994,048)	$31,271,376

International Index	1,784,246,485	193,725,809	(264,057,964)	(70,332,155)

Mid Cap Market Index	912,280,098	123,834,002	(91,838,184)	31,995,818

S&P 500 Index	2,396,881,359	311,188,835	(340,896,581)	(29,707,746)

Small Cap Index	510,566,620	77,506,216	(59,754,654)	17,751,562

12. Subsequent Events

Effective May 1, 2010, the Trust entered into a new Joint Fund Administration and Transfer Agency Agreement with NFM. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust. In addition, the Trust pays out-of-pocket-expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding

158 Semiannual Report 2010

to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided fees for these services may range from $6 to $30 per customer per year.

2010 Semiannual Report 159

Supplemental Information
(Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment adviser and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On January 21, 2010, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 21, 2010 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the January 21, 2010 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including: (i) reports from Lipper Inc. describing, on a fund-by-fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2009) compared with performance groups and performance universes created by Lipper of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2009) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review” and/or on the “watch list,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2009, (v) information from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) the results of an expense and performance screening template designed by the Adviser to identify Funds whose expenses and/or performance may require greater scrutiny, and (viii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 21, 2010 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft

160 Semiannual Report 2010

dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the January 21, 2010 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board of Trustees to be held on March 10, 2010.

At the March 10, 2010 meeting of the Board, the Board received and considered information provided by the Adviser in follow-up from the January 21, 2010 Board meeting. After consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, based on their conclusion that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance, and for the reasons set forth in the following section, the Trustees concluded unanimously to renew the Advisory Agreements.

Nationwide Bond Index Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by Nationwide Fund Advisors (“NFA”) and BlackRock Investment Management, LLC, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Trustees noted that the Fund’s performance for Institutional Class shares for the one-year period ended September 30, 2009 was in the fourth quintile of its Peer Universe. The Trustees also noted that the Fund’s performance for Institutional Class shares for each of the three- and five-year periods ended September 30, 2009 was in the second quintile of its Peer Universe. The Trustees noted that the Fund’s performance during all three periods was slightly below the performance of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index. The Trustees added that this was to be expected given that the Index, unlike the Fund, does not have expenses. The Trustees noted that the Fund had achieved its objective of tracking the performance of the Barclays Capital U.S. Aggregate Bond Index.

The Trustees noted that the Fund’s contractual and actual advisory fees for Institutional Class shares were in the third quintile and equal to the median of its Peer Universe. The Trustees also noted that the Fund’s total expenses were in the third quintile and equal to the median of its Peer Universe. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees) and an advisory fee waiver. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees also noted that the breakpoints included in the Fund’s investment advisory fee schedule are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide International Index Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and BlackRock Investment Management, LLC, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that, for each of the three- and five-year periods ended September 30, 2009, the Fund’s performance for Institutional Class shares was in the second quintile of its Peer Group. The Trustees also noted that, for the one-year period ended September 30, 2009, the Fund’s performance for Institutional Class shares was in the third quintile and slightly below the median of its Peer Group. The Trustees noted that, for each period, the Fund underperformed its benchmark,

2010 Semiannual Report 161

Supplemental Information (Continued)
(Unaudited)

the MSCI EAFE Index. The Trustees noted that this was to be expected given that the Index, unlike the Fund, does not have expenses. The Trustees noted that the Fund had achieved its objective of tracking the performance of the MSCI EAFE Index. The Trustees noted that the Fund has been on the watch list since the third quarter of 2009.

The Trustees noted that the Fund’s contractual advisory fee for Institutional Class shares was in the fourth quintile of its Peer Group. The Trustees noted that, while the actual advisory fee was in the third quintile and lower than the median of its Peer Group, it was in the second quintile of the Fund’s Peer Universe. The Trustees also noted that the Fund’s total expenses for Institutional Class shares were in the second quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees) and an advisory fee waiver. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. With respect to economies of scale, the Trustees noted that the advisory fee schedule includes breakpoints, and that the first breakpoint has been reached.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Mid Cap Market Index Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and BlackRock Investment Management, LLC, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that, for each of the three- and five-year periods ended September 30, 2009, the Fund’s performance for Institutional Class shares was in the second quintile of its Peer Universe, while for the one-year period ended September 30, 2009, the Fund’s performance for Institutional Class shares was in the third quintile and above the median of its Peer Universe. The Trustees also noted that, for each period, the Fund slightly underperformed its benchmark, the S&P MidCap 400® Index. The Trustees noted that this was to be expected given that the Index, unlike the Fund, does not have expenses. The Trustees noted that the Fund had achieved its objective of tracking the performance of the S&P MidCap 400® Index.

The Trustees noted that the Fund’s actual advisory fee for Institutional Class shares was in the fifth quintile of its Peer Universe. The Trustees noted that the advisory fee was only four basis points higher than the Peer Group’s median, and noted that two of the three funds in its Peer Group had double the Fund’s assets under management. The Trustees noted that the Fund’s total expenses for Institutional Class shares were in the third quintile and below the median of its Peer Universe. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees) and an advisory fee waiver. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees indicated that the breakpoints included in the Fund’s investment advisory fee schedule are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide S&P 500 Index Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and BlackRock Investment Management, LLC, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that, for the one-year period ended September 30, 2009, the Fund’s performance for Institutional Class shares was in the second quintile of

162 Semiannual Report 2010

its Peer Group, and that for each of the three- and five-year periods ended September 30, 2009, the Fund’s performance for Institutional Class shares placed it in the third quintile and at the median of its Peer Group. The Trustees noted that, for each period, the Fund slightly underperformed its benchmark, the S&P 500® Index. The Trustees noted that this was to be expected given that the Index, unlike the Fund, does not have expenses. The Trustees also noted that the Fund had achieved its objective of closely tracking the performance of the S&P 500® Index.

The Trustees noted that the Fund’s contractual advisory fee for Institutional Class shares was in the fourth quintile of its Peer Group, and that the Fund’s actual advisory fee was in the second quintile of its Peer Group. The Trustees also noted that the Fund’s total expenses for Institutional Class shares were in the first quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees) and an advisory fee waiver. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. With respect to economies of scale, the Trustees noted that the advisory fee schedule includes breakpoints, and that the first breakpoint has been reached.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Small Cap Index Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and BlackRock Investment Management, LLC, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that, for each of the three- and five-year periods ended September 30, 2009, the Fund’s performance for Institutional Class shares was in the third quintile and below the median of its Peer Universe. With respect to the one-year period ended September 30, 2009, the Trustees noted that the Fund’s performance for Institutional Class shares was in the fourth quintile of its Peer Universe. In this regard, the Trustees noted that the Fund’s Peer Universe is not limited to index or index-based funds, but rather includes all retail and institutional small cap core funds, regardless of asset size or primary channel of distribution. The Trustees also noted that, for each period, the Fund slightly underperformed its benchmark, the Russell 2000 Index. The Trustees added that this was to be expected given that the Index, unlike the Fund, does not have expenses. The Trustees noted that the Fund’s performance for the three-year period ended September 30, 2009, was one basis point below the Index and that the Fund had achieved its objective of closely tracking the performance of the Russell 2000 Index.

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Institutional Class shares were in the third quintile and above the median of its Peer Group, and that the actual advisory fee for Institutional Class shares was in the second quintile of its Peer Universe. The Trustees also noted that the Fund’s total expenses for Institutional Class shares were in the first quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees) and an advisory fee waiver. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the breakpoints included in the Fund’s investment advisory fee schedule are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

2010 Semiannual Report 163

Management Information
April 30, 2010 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Retired. Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC (management consulting company) from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	86	None

164 Semiannual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None

2010 Semiannual Report 165

Management Information (Continued)
April 30, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

166 Semiannual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

	Position(s) Held		Number of
	with Fund		Portfolios in Fund
Name	and Length of	Principal Occupation(s)	Complex Overseen	Other
and Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide Funds
Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President
and Chief Operating Officer of Nationwide Funds Group. From February 2008-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.
			N/A	N/A

Joseph Finelli 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial
Officer and Vice President of
Investment Accounting for Nationwide
Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Semiannual Report 167

Management Information (Continued)
April 30, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

	Position(s) Held		Number of
	with Fund		Portfolios in Fund
Name	and Length of	Principal Occupation(s)	Complex Overseen	Other
and Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and
Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and
Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Director of Economic and Risk Analysis Lab of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

168 Semiannual Report 2010

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P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2010 Nationwide Funds Group.
All rights reserved.

SAR-IDX 6/10

Nationwide Mutual Funds
SemiannualReport
April 30, 2010 (Unaudited)

Equity Funds
Nationwide Growth Fund
Nationwide Fund

Fixed-Income Fund
Nationwide Money Market Fund

SemiannualReport
April 30, 2010 (Unaudited)

Contents

1	Message to Shareholders

Equity Funds
5	Nationwide Growth Fund
21	Nationwide Fund

Fixed-Income Fund
37	Nationwide Money Market Fund

50	Notes to Financial Statements

61	Supplemental Information

64	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2010

Dear Shareholder,

As I write this letter, we have enjoyed a relatively positive six months of growth in domestic and international equity markets. Since I last wrote to you on October 31, 2009, the Standard & Poor’s 500® (S&P 500) Index has gained 16 percent. In that letter, which accompanied your Funds’ annual report, I noted the signs of recovery but cautioned against unchecked excitement:

“Our opinion is that amid the recent good news, there is cause for caution... As a society, we haven’t displayed greater financial literacy and don’t appear to have learned any financial lessons well. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.”

Perhaps my tone was overly cautious, but in my opinion the dichotomy between the financial markets and our economic well-being still exists. Complicating matters further is the looming debt crisis that, as of this date, is threatening to expand in Europe and certainly has significant consequences. We are not isolated from any of these global issues.

Suffice it to say there is still a lot of instability in the market. At least a portion of the growth enjoyed during the past six months is a function of artificial stimulus provided by U.S. and international governments. We do not yet know if this recent growth is sustainable. The employment picture is also difficult to predict, with jobs growth lagging other economic indicators and many Americans unable to find the full-time employment they seek. While prognosticators are pointing to positive signs on the jobs front, it’s far too early to claim victory.

In times of great uncertainty I believe it is more important than ever to have clear investment goals that you pursue with a consistent strategy. Investment decisions should be based on a well-reasoned approach applied consistently over time and not on emotional reactions to extreme market events. All of this leads me to return to the core principles that have guided our firm:

•	Always take a long-term approach to investing

•	Rely on asset allocation to build consistent diversification

•	Prudently and conscientiously look at risk

We believe that adhering to these principles will help us—and you—to navigate these challenging times. As always, we appreciate your business. Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Mutual Funds

2010 Semiannual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

The Funds’ adviser or its employees may have a position in the securities named in this report.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Principal Risks

The Nationwide Growth Fund invests in growth stocks, which may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. This can cause the Fund to underperform other funds that use different investing styles.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV of the Nationwide Fund and the Nationwide Growth Fund, and Prime Shares of the Nationwide Money Market Fund. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued corporate debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued corporate debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include

2 Semiannual Report 2010

U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information

•	Nationwide Fund

•	Nationwide Growth Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, these Funds assess a redemption/exchange fee of 2.00% on all shares that are sold within 30 calendar days of purchase.

•	Nationwide Money Market Fund

The Fund has no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc. or Federated Investment Management Co.

2010 Semiannual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the semiannual period ended April 30, 2010.

During the fourth quarter of 2009, corporate profits continued to show evidence of improvement, which in turn stoked investor confidence and drove the market rally. “Riskier” assets led the way, albeit at a slower pace than was seen during the second and third quarters of 2009. Positive news persisted throughout the first quarter of 2010, spurring markets to improve and prompting economists to declare that the United States had finally turned the corner and was exiting the “Great Recession.”

While this is very positive news for U.S. consumers, the recovery is expected to be an uneven one with significant headwinds. The rate of unemployment is high and is likely to remain so for the short term. Federal, state and local governments, as well as consumers, are contending with weak balance sheets. Government incentives for new housing purchases have ended. These factors, coupled with a second wave of mortgage resets and the reluctance of banks to lend, lead economic observers to believe that the recovery will be weak and uneven for the foreseeable future.

The equity market is expected to remain choppy, characterized by sharp rallies and sharp declines with equally sharp equity sector rotations. For the semiannual reporting period, large-capitalization U.S. equities, as measured by the large-cap Standard & Poor’s 500® (S&P 500) Index, returned 15.66% as markets continued to rally. Mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400 (S&P 400) Index, returned 25.78%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 28.17% for the same time period.

International stocks and international emerging market stocks continued their strong rally in the fourth quarter of 2009, but this rally slowed throughout the first quarter of 2010, impeded by concerns about Greece’s debt situation and the recent strength of the U.S. dollar. As represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, emerging market stocks returned 11.57% for the semiannual reporting period. International stocks, as measured by the broad MSCI Europe, Australasia and Far East (MSCI EAFE®) Index, returned 1.19% for the same time period.

During the fourth quarter of 2009, the bond market benefited from the aforementioned improvements in corporate profits that fueled investor confidence. Enthusiasm was tempered, however, during the first quarter of 2010, due to an increase in government debt, continued weakness in U.S. labor markets and growing concerns about European debt (most notably involving Greece, Spain, Portugal and Italy). The Barclays Capital (BARCAP) U.S. Aggregate Bond Index returned 2.54% for the semiannual reporting period. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 4.89%, while the BofAML 10+ Year US Corporate Index returned 5.24% for the same time period. In the area of mortgage-related investments, the BofAML Mortgage Master Index returned 2.14% for the same time period.

4 Semiannual Report 2010

Nationwide Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Growth Fund (Class A at NAV) returned 17.00% versus 15.78% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 887 funds as of April 30, 2010) was 14.72% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Fund performance during the reporting period benefited from security selection in the consumer discretionary and industrials sectors. The main individual stock contributors to Fund performance were Fund holdings in hotel chain operator Starwood Hotels & Resorts Worldwide, Inc.; Cummins, Inc., a manufacturer of diesel and natural gas engines; and semiconductor manufacturer Marvell Technology Group Ltd. Shares of Starwood Hotels & Resorts Worldwide rose during the reporting period as the company’s business continued to improve amid a recovery in corporate travel. Cummins experienced increases in orders for equipment and reported better-than-expected earnings for the first quarter of 2010. Marvell Technology Group benefited from an improvement in end-market demand for its communications and storage-focused semiconductors. We believe that Marvell Technology is well positioned for significant earnings growth due to the Windows 7 PC upgrade cycle and the proliferation of devices connecting to the Internet.

What areas of investment detracted from Fund performance?

Fund holdings in the energy, financials and materials sectors had an adverse effect on Fund performance during the reporting period. The most notable individual detractors were holdings in Brocade Communications Systems, Inc., a provider of data center networking solutions; security software company McAfee, Inc.; and The Goldman Sachs Group, Inc., a global investment banking and management firm. Brocade Communications Systems’ stock price fell during the reporting period due to a slowdown in key product sales and significant changes in personnel. We exited the Fund’s position in the stock, because the changes were not in line with our expectations for the company. Earlier in the reporting period, investors became impatient with McAfee as the company had difficulty converting non-paying trial customers to paying customers because of internal execution issues and economic weakness. Toward the end of the reporting period, the company released an earnings statement that showed a negative impact from foreign currency exchange and delays in signing several enterprise clients. The Fund’s relative overweight position in The Goldman Sachs Group hurt Fund performance; the shares lost ground due to investors’ concerns about fraud charges brought against the company by the U.S. government and, more broadly, the prospect of tighter regulatory oversight.

What is your outlook for the near term?

As companies continue to report strong earnings, they generally are still benefiting from efficiency measures put in place during the past year. As a result, corporate earnings are likely to continue to beat expectations throughout the next few quarters. Valuation multiples in most market sectors are not stretched, nor are they even expensive, as demand continues to gradually return to the economy while earnings in most sectors should continue to show improvement. Within sectors, the Fund remains positively exposed to information technology and industrials companies. Overall investment was depressed by the recent recession, but evidence continues to build that corporations and the economy at large are becoming more willing and able to use capital for investment. We are stock-pickers by nature and invest for the longer term amid many types of market environments. Even as questions about Greece’s ongoing credit problems resurrect the painful memory of the global credit crisis or, similarly, as markets digest the reforms being made to the health-care system and potential reforms to the financial system, we remain comfortable with the quality of the fundamentals of the companies that we hold in the Fund.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Christopher Baggini, CFA and Douglas Burtnick, CFA

2010 Semiannual Report 5

Fund Performance	Nationwide Growth Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	17.00%	33.98%	4.31%	-4.35%
	w/SC2	10.28%	26.27%	3.09%	-4.91%

Class B	w/o SC1	16.64%	33.14%	3.64%	-5.24%
	w/SC3	11.64%	28.14%	3.29%	-5.24%

Class C4	w/o SC1	16.64%	33.14%	3.63%	-4.99%
	w/SC5	15.64%	32.14%	3.63%	-4.99%

Class D	w/o SC1	17.09%	34.38%	4.64%	-4.05%
	w/SC6	11.78%	28.27%	3.68%	-4.49%

Class R2[4,7,8]		16.76%	33.84%	4.07%	-4.37%

Institutional Service Class[4,7]		17.39%	34.73%	4.66%	-4.02%

Institutional Class[4,7]		17.27%	34.61%	4.68%	-4.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.
[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]	These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R2 shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Institutional Service Class, Class R2 shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.
[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	A 4.50% front-end sales charge was deducted.
[7]	Not subject to any sales charges.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.65%	1.43%

Class B	2.34%	2.12%

Class C	2.34%	2.12%

Class D	1.35%	1.13%

Class R2	2.04%	1.82%

Institutional Service Class	1.34%	1.12%

Institutional Class	1.34%	1.12%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Growth Fund, the Russell 1000® Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000® Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Semiannual Report 2010

Shareholder	Nationwide Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Growth Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,170.00	6.83	1.27
	Hypothetical	[b]	1,000.00	1,018.50	6.36	1.27

Class B Shares	Actual		1,000.00	1,166.40	10.47	1.95
	Hypothetical	[b]	1,000.00	1,015.12	9.74	1.95

Class C Shares	Actual		1,000.00	1,166.40	10.47	1.95
	Hypothetical	[b]	1,000.00	1,015.12	9.74	1.95

Class D Shares	Actual		1,000.00	1,170.90	5.11	0.95
	Hypothetical	[b]	1,000.00	1,020.08	4.76	0.95

Class R2 Shares	Actual		1,000.00	1,167.60	7.79	1.45
	Hypothetical	[b]	1,000.00	1,017.60	7.25	1.45

Institutional Service Class	Actual		1,000.00	1,173.90	5.28	0.98
Shares	Hypothetical	[b]	1,000.00	1,019.93	4.91	0.98

Institutional Class Shares	Actual		1,000.00	1,172.70	5.28	0.98
	Hypothetical	[b]	1,000.00	1,019.93	4.91	0.98

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 7

Portfolio Summary	Nationwide Growth Fund
April 30, 2010 (Unaudited)

Asset Allocation

Common Stocks	97.2%
Mutual Fund	2.7%
Repurchase Agreement	0.3%
Liabilities in excess of other assets	(0	.2)%

	100.0%

Top Industries †

Computers & Peripherals	9.5%
Semiconductors & Semiconductor Equipment	7.7%
Machinery	6.8%
Communications Equipment	5.7%
Health Care Equipment & Supplies	5.2%
Software	5.0%
Pharmaceuticals	4.8%
Hotels, Restaurants & Leisure	3.7%
Internet Software & Services	3.7%
Information Technology Services	3.2%
Other Industries *	44.7%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Top Holdings †

Apple, Inc.	5.0%
Cisco Systems, Inc.	3.5%
Intel Corp.	2.8%
Hewlett-Packard Co.	2.7%
Invesco AIM Liquid Assets Portfolio	2.7%
Google, Inc., Class A	2.6%
Target Corp.	2.3%
Oracle Corp.	2.2%
3M Co.	2.1%
Microsoft Corp.	2.1%
Other Holdings *	72.0%

100.0%

The accompanying notes are an integral part of these financial statements.

8 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Growth Fund

Common Stocks 97.2%

	Shares	Market Value

Aerospace & Defense 3.1%
Boeing Co. (The)	3,800	$275,234
ITT Corp.	6,500	361,205
Precision Castparts Corp.	13,100	1,681,254
Raytheon Co.	25,150	1,466,245
United Technologies Corp.	9,360	701,532

		4,485,470

Auto Components 0.8%
BorgWarner, Inc.*	17,700	767,118
Johnson Controls, Inc.	12,800	429,952

		1,197,070

Beverages 1.7%
PepsiCo, Inc.	38,140	2,487,491

Biotechnology 2.2%
Amgen, Inc.*	25,150	1,442,604
Biogen Idec, Inc.*	5,900	314,175
Gilead Sciences, Inc.*	35,760	1,418,599

		3,175,378

Capital Markets 0.8%
BlackRock, Inc.	1,750	322,000
Northern Trust Corp.	7,800	428,844
T. Rowe Price Group, Inc.	7,100	408,321

		1,159,165

Chemicals 2.4%
Celanese Corp., Series A	7,300	233,527
Monsanto Co.	4,400	277,464
Potash Corp. of Saskatchewan, Inc.	10,200	1,127,100
Praxair, Inc.	22,000	1,842,940

		3,481,031

Communications Equipment 5.7%
Cisco Systems, Inc.*	186,640	5,024,349
F5 Networks, Inc.*	16,500	1,129,095
QUALCOMM, Inc.	52,220	2,023,003

		8,176,447

Computers & Peripherals 9.5%
Apple, Inc.*	27,360	7,144,243
EMC Corp.*	50,450	959,054
Hewlett-Packard Co.	74,340	3,863,450
International Business Machines Corp.	10,670	1,376,430
Western Digital Corp.*	6,300	258,867

		13,602,044

Consumer Finance 0.7%
Capital One Financial Corp.	22,100	959,361

Containers & Packaging 0.1%
Owens-Illinois, Inc.*	5,850	207,324

Diversified Financial Services 0.9%
JPMorgan Chase & Co.	31,300	1,332,754

Diversified Telecommunication Services 0.1%
Windstream Corp.	15,800	174,590

Electric Utilities 0.2%
NV Energy, Inc.	19,400	242,306

Electrical Equipment 0.8%
Emerson Electric Co.	22,500	1,175,175

Energy Equipment & Services 2.9%
Cameron International Corp.*	35,902	1,416,693
Halliburton Co.	61,930	1,898,155
Helmerich & Payne, Inc.	6,800	276,216
Schlumberger Ltd.	7,970	569,217

		4,160,281

Food & Staples Retailing 1.8%
Costco Wholesale Corp.	9,700	573,076
CVS Caremark Corp.	31,749	1,172,491
Wal-Mart Stores, Inc.	16,200	869,130

		2,614,697

Food Products 1.2%
Kellogg Co.	23,450	1,288,343
Mead Johnson Nutrition Co.	8,400	433,524

		1,721,867

Health Care Equipment & Supplies 5.2%
Baxter International, Inc.	17,790	840,044
Hill-Rom Holdings, Inc.	52,800	1,674,288
Intuitive Surgical, Inc.*	2,400	865,344
Kinetic Concepts, Inc.*	6,200	268,460
Masimo Corp.	18,350	429,573
Medtronic, Inc.	10,800	471,852
ResMed, Inc.*	3,600	246,348
St. Jude Medical, Inc.*	56,450	2,304,289
Stryker Corp.	3,600	206,784
Varian Medical Systems, Inc.*	2,700	152,226

		7,459,208

Health Care Providers & Services 1.0%
Express Scripts, Inc.*	14,184	1,420,244

Hotels, Restaurants & Leisure 3.7%
Darden Restaurants, Inc.	10,100	451,975
P.F. Chang’s China Bistro, Inc.*	22,600	986,264
Starbucks Corp.	37,065	962,949
Starwood Hotels & Resorts Worldwide, Inc.	34,100	1,858,791
WMS Industries, Inc.*	21,150	1,057,923

		5,317,902

2010 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Household Durables 0.2%
Garmin Ltd. (a)	7,750	$289,695

Household Products 2.3%
Church & Dwight Co., Inc.	7,000	484,750
Clorox Co.	10,000	647,000
Colgate-Palmolive Co.	23,100	1,942,710
Procter & Gamble Co. (The)	3,930	244,289

		3,318,749

Industrial Conglomerates 2.1%
3M Co.	34,450	3,054,681

Information Technology Services 3.2%
Alliance Data Systems Corp.*	7,600	570,456
Cognizant Technology Solutions Corp., Class A*	34,020	1,741,144
Visa, Inc., Class A	24,420	2,203,416

		4,515,016

Internet & Catalog Retail 1.8%
Amazon.com, Inc.*	3,300	452,298
Netflix, Inc.*	2,650	261,740
NutriSystem, Inc. (a)	29,300	566,369
Priceline.com, Inc.*	4,691	1,229,277

		2,509,684

Internet Software & Services 3.7%
Google, Inc., Class A*	7,010	3,683,334
Yahoo!, Inc.*	96,600	1,596,798

		5,280,132

Leisure Equipment & Products 0.7%
Hasbro, Inc.	16,100	617,596
Mattel, Inc.	15,900	366,495

		984,091

Life Sciences Tools & Services 1.3%
Pharmaceutical Product Development, Inc.	13,200	363,000
Waters Corp.*	21,300	1,533,387

		1,896,387

Machinery 6.8%
Caterpillar, Inc.	6,400	435,776
Cummins, Inc.	35,000	2,528,050
Danaher Corp.	31,120	2,622,794
Deere & Co.	24,050	1,438,671
PACCAR, Inc.	9,000	418,680
Parker Hannifin Corp.	32,700	2,262,186

		9,706,157

Metals & Mining 0.4%
Allegheny Technologies, Inc.	10,100	540,047

Multiline Retail 2.3%
Target Corp.	56,550	3,215,999

Oil, Gas & Consumable Fuels 3.0%
Apache Corp.	8,080	822,221
EOG Resources, Inc.	10,400	1,166,048
Exxon Mobil Corp.	5,500	373,175
Peabody Energy Corp.	22,500	1,051,200
Southwestern Energy Co.*	20,800	825,344

		4,237,988

Pharmaceuticals 4.9%
Abbott Laboratories	53,350	2,729,386
Allergan, Inc.	22,950	1,461,686
Bristol-Myers Squibb Co.	50,000	1,264,500
Johnson & Johnson	23,020	1,480,186

		6,935,758

Real Estate Investment Trusts (REITs) 0.2%
Plum Creek Timber Co., Inc.	7,600	302,480

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	7,700	607,376

Road & Rail 1.2%
Canadian National Railway Co.	18,400	1,100,136
Kansas City Southern*	13,716	556,184

		1,656,320

Semiconductors & Semiconductor Equipment 7.7%
Analog Devices, Inc.	59,900	1,792,807
Broadcom Corp., Class A	32,400	1,117,476
Intel Corp.	177,730	4,057,576
Marvell Technology Group Ltd.*	126,550	2,613,257
Teradyne, Inc.*	66,400	812,072
Texas Instruments, Inc.	8,200	213,282
Xilinx, Inc.	14,300	368,654

		10,975,124

Software 5.0%
McAfee, Inc.*	27,600	959,100
Microsoft Corp.	98,220	2,999,639
Oracle Corp.	122,290	3,159,973

		7,118,712

Specialty Retail 2.5%
Aeropostale, Inc.*	20,875	606,210
Lowe’s Cos., Inc.	43,600	1,182,432
Urban Outfitters, Inc.*	45,500	1,706,705

		3,495,347

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	22,200	926,850

Tobacco 1.0%
Philip Morris International, Inc.	29,390	1,442,461

10 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Trading Companies & Distributors 1.0%
W.W. Grainger, Inc.	13,320	$1,472,393

Total Common Stocks (cost $116,310,544)		139,031,252

Mutual Fund 2.7%
Money Market Fund 2.7%
Invesco AIM Liquid Assets Portfolio, 0.15% (b)	3,842,655	3,842,655

Total Mutual Fund (cost $3,842,655)		3,842,655

Repurchase Agreement 0.3%

	Principal Amount	Market Value

Morgan Stanley, 0.19%, dated 04/30/10, due 05/03/10, repurchase price $364,090, collateralized by U.S. Government Agency Mortgages ranging from 4.00% - 6.00%, maturing 07/01/23 - 04/01/40; total market value of $371,403. (c)	$364,084	364,084

Total Repurchase Agreement (cost $364,084)		364,084

Total Investments (cost $120,517,283) (d) — 100.2%		143,237,991

Liabilities in excess of other assets — (0.2%)		(335,909)

NET ASSETS — 100.0%		$142,902,082

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2010. The total value of securities on loan at April 30, 2010 was $343,727.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of this security as of April 30, 2010 was $364,084.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 11

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Growth Fund

Assets:
Investments, at value (cost $120,153,199) *	$142,873,907
Repurchase agreement, at value and cost	364,084

Total Investments	143,237,991

Dividends receivable	89,756
Security lending income receivable	1,334
Receivable for investments sold	3,777,646
Receivable for capital shares issued	3,151
Prepaid expenses and other assets	48,194

Total Assets	147,158,072

Liabilities:
Payable for investments purchased	3,263,452
Payable for capital shares redeemed	358,629
Cash Overdraft	1,195
Payable upon return of securities loaned (Note 2)	364,084
Accrued expenses and other payables:
Investment advisory fees	71,467
Fund administration fees	13,825
Distribution fees	4,725
Administrative servicing fees	18,688
Accounting and transfer agent fees	89,223
Trustee fees	1,854
Custodian fees	12,146
Compliance program costs (Note 3)	1,144
Professional fees	10,604
Printing fees	44,954

Total Liabilities	4,255,990

Net Assets	$142,902,082

Represented by:
Capital	$227,665,295
Accumulated undistributed net investment income	110,338
Accumulated net realized losses from investment transactions	(107,594,259)
Net unrealized appreciation/(depreciation) from investments	22,720,708

Net Assets	$142,902,082

Net Assets:
Class A Shares	$11,850,557
Class B Shares	2,015,879
Class C Shares	596,298
Class D Shares	128,236,558
Class R2 Shares	200,517
Institutional Service Class Shares	1,138
Institutional Class Shares	1,135

Total	$142,902,082

*	Includes value of securities on loan of $343,727 (Note 2)

The accompanying notes are an integral part of these financial statements.

12 Semiannual Report 2010

Nationwide
Growth Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,544,516
Class B Shares	293,494
Class C Shares	86,813
Class D Shares	16,266,993
Class R2 Shares	26,101
Institutional Service Class Shares	144
Institutional Class Shares	144

Total	18,218,205

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.67
Class B Shares (a)	$6.87
Class C Shares (b)	$6.87
Class D Shares	$7.88
Class R2 Shares	$7.68
Institutional Service Class Shares	$7.90
Institutional Class Shares	$7.88
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.14

Class D Shares	$8.25

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 13

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Growth Fund

INVESTMENT INCOME:
Dividend income	$877,531
Income from securities lending (Note 2)	10,984
Foreign tax withholding	(1,134)

Total Income	887,381

EXPENSES:
Investment advisory fees	408,648
Fund administration fees	76,868
Distribution fees Class A	14,005
Distribution fees Class B	9,588
Distribution fees Class C	2,602
Distribution fees Class R2	518
Administrative servicing fees Class A	4,363
Registration and filing fees	29,400
Professional fees	8,828
Printing fees	33,675
Trustee fees	2,943
Custodian fees	23,193
Accounting and transfer agent fees	57,678
Compliance program costs (Note 3)	670
Other	3,894

Total expenses before earnings credit	676,873
Earnings credit (Note 5)	(1,867)

Net Expenses	675,006

NET INVESTMENT INCOME	212,375

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	9,680,836
Net change in unrealized appreciation/(depreciation) from investments	11,729,718

Net realized/unrealized gains from investments	21,410,554

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,622,929

The accompanying notes are an integral part of these financial statements.

14 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Growth Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$212,375	$307,842
Net realized gains/(losses) from investment transactions	9,680,836	(22,813,040)
Net change in unrealized appreciation from investments	11,729,718	39,628,459

Change in net assets resulting from operations	21,622,929	17,123,261

Distributions to Shareholders From:
Net investment income:
Class A	(7,553)	(2,675)
Class B	–	–
Class C	–	–
Class D	(184,561)	(310,729)
Class R2 (a)	(69)	–
Institutional Service Class	(2)	(3)
Institutional Class	(2)	(3)

Change in net assets from shareholder distributions	(192,187)	(313,410)

Change in net assets from capital transactions	(7,182,372)	(9,143,972)

Change in net assets	14,248,370	7,665,879

Net Assets:
Beginning of period	128,653,712	120,987,833

End of period	$142,902,082	$128,653,712

Accumulated undistributed net investment income at end of period	$110,338	$90,150

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,077,278	$1,322,686
Dividends reinvested	7,184	2,565
Cost of shares redeemed (b)	(1,282,314)	(2,323,668)

Total Class A	(197,852)	(998,417)

Class B Shares
Proceeds from shares issued	86,391	186,500
Dividends reinvested	–	–
Cost of shares redeemed (b)	(203,942)	(605,858)

Total Class B	(117,551)	(419,358)

Class C Shares
Proceeds from shares issued	85,462	2,008,653
Dividends reinvested	–	–
Cost of shares redeemed (b)	(45,811)	(2,163,299)

Total Class C	39,651	(154,646)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$1,566,791	$2,851,464
Dividends reinvested	178,986	301,227
Cost of shares redeemed (b)	(8,630,120)	(10,891,682)

Total Class D	(6,884,343)	(7,738,991)

Class R2 Shares (a)
Proceeds from shares issued	6,821	175,282
Dividends reinvested	27	–
Cost of shares redeemed	$(28,884)	$(7,848)

Total Class R2	(22,036)	167,434

Institutional Service Class Shares
Proceeds from shares issued	1,000	–
Dividends reinvested	2	3
Cost of shares redeemed	(1,120)	–

Total Institutional Service Class	(118)	3

Institutional Class Shares
Proceeds from shares issued	1,000	–
Dividends reinvested	2	3
Cost of shares redeemed	(1,125)	–

Total Institutional Class	(123)	3

Change in net assets from capital transactions	$(7,182,372)	$(9,143,972)

SHARE TRANSACTIONS:
Class A Shares
Issued	152,023	234,079
Reinvested	1,023	378
Redeemed	(177,466)	(413,977)

Total Class A Shares	(24,420)	(179,520)

Class B Shares
Issued	13,249	36,073
Reinvested	–	–
Redeemed	(31,686)	(120,680)

Total Class B Shares	(18,437)	(84,607)

Class C Shares
Issued	13,636	420,776
Reinvested	–	–
Redeemed	(7,359)	(461,469)

Total Class C Shares	6,277	(40,693)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

16 Semiannual Report 2010

	Nationwide Growth Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Class D Shares
Issued	210,356	487,309
Reinvested	24,860	49,720
Redeemed	(1,162,710)	(1,893,943)

Total Class D Shares	(927,494)	(1,356,914)

Class R2 Shares (a)
Issued	940	30,003
Reinvested	4	–
Redeemed	(3,777)	(1,243)

Total Class R2 Shares	(2,833)	28,760

Institutional Service Class Shares
Issued	145	–
Reinvested	–	–
Redeemed	(159)	–

Total Institutional Service Class Shares	(14)	–

Institutional Class Shares
Issued	145	–
Reinvested	–	–
Redeemed	(160)	–

Total Institutional Class Shares	(15)	–

Total change in shares	(966,936)	(1,632,974)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions					Ratios / Supplemental Data

													Ratio of
			Net Realized										Expenses
			and									Ratio of Net	(Prior to
	Net Asset	Net	Unrealized								Ratio of	Investment	Reimbursements)
	Value,	Investment	Gains	Total	Net			Net Asset		Net Assets	Expenses	Income (Loss)	to Average
	Beginning	Income	(Losses) from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	to Average	Net		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Assets (c)(d)		Turnover (e)
Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.56	–	1.11	1.11	–	–	–	$7.67	17.00%	$11,850,557	1.27%	0.03%	1.27%		53.37%
Year Ended October 31, 2009 (f)	$5.69	–	0.87	0.87	–	–	–	$6.56	15.32%	$10,297,135	1.46%	(0.02%)	1.46%		164.73%
Year Ended October 31, 2008 (f)	$9.14	–	(3.44)	(3.44)	(0.01)	(0.01)	–	$5.69	(37.65%)	$9,957,021	1.12%	–	1.12%		217.15%
Year Ended October 31, 2007 (f)	$7.20	–	1.96	1.96	(0.02)	(0.02)	–	$9.14	27.24%	$18,240,558	1.12%	(0.05%)	1.12%		262.81%
Year Ended October 31, 2006	$6.69	(0.04)	0.55	0.51	–	–	–	$7.20	7.62%	$12,815,818	1.15%	(0.29%)	1.15%		284.67%
Year Ended October 31, 2005	$6.08	(0.01)	0.63	0.62	(0.01)	(0.01)	–	$6.69	10.22%	$29,467,129	1.34%	(0.14%)	1	.34%(g)	281.51%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$5.89	(0.02)	1.00	0.98	–	–	–	$6.87	16.64%	$2,015,879	1.95%	(0.64%)	1.95%		53.37%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%	$1,837,536	2.12%	(0.67%)	2.12%		164.73%
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.06%)	$2,039,665	1.81%	(0.67%)	1.81%		217.15%
Year Ended October 31, 2007 (f)	$6.58	(0.05)	1.78	1.73	(0.01)	(0.01)	–	$8.30	26.23%	$4,288,651	1.81%	(0.72%)	1.82%		262.81%
Year Ended October 31, 2006	$6.15	(0.07)	0.50	0.43	–	–	–	$6.58	6.99%	$4,444,688	1.80%	(0.94%)	1.80%		284.67%
Year Ended October 31, 2005	$5.61	(0.05)	0.59	0.54	–	–	–	$6.15	9.63%	$5,324,797	1.98%	(0.78%)	1	.98%(g)	281.51%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$5.89	(0.02)	1.00	0.98	–	–	–	$6.87	16.64%	$596,298	1.95%	(0.64%)	1.95%		53.37%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%	$474,424	2.12%	(0.67%)	2.12%		164.73%
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.07%)	$623,431	1.81%	(0.67%)	1.81%		217.15%
Year Ended October 31, 2007 (f)	$6.58	(0.06)	1.79	1.73	(0.01)	(0.01)	–	$8.30	26.37%	$2,743,798	1.79%	(0.79%)	1.79%		262.81%
Year Ended October 31, 2006	$6.16	(0.05)	0.47	0.42	–	–	–	$6.58	6.82%	$777,448	1.77%	(0.93%)	1.77%		284.67%
Year Ended October 31, 2005	$5.62	(0.04)	0.58	0.54	–	–	–	$6.16	9.61%	$549,708	2.03%	(0.96%)	2	.03%(g)	281.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
The accompanying notes are an integral part of these financial statements.

18 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

													Ratio of
			Net Realized										Expenses
			and									Ratio of Net	(Prior to
	Net Asset	Net	Unrealized								Ratio of	Investment	Reimbursements)
	Value,	Investment	Gains	Total	Net			Net Asset		Net Assets	Expenses	Income (Loss)	to Average
	Beginning	Income	(Losses) from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	to Average	Net		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Assets (c)(d)		Turnover (e)
Class D Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.74	0.01	1.14	1.15	(0.01)	(0.01)	–	$7.88	17.09%	$128,236,558	0.95%	0.36%	0.95%		53.37%
Year Ended October 31, 2009 (f)	$5.84	0.02	0.90	0.92	(0.02)	(0.02)	–	$6.74	15.74%	$115,852,238	1.13%	0.31%	1.13%		164.73%
Year Ended October 31, 2008 (f)	$9.35	0.02	(3.51)	(3.49)	(0.02)	(0.02)	–	$5.84	(37.40%)	$108,364,868	0.82%	0.31%	0.82%		217.15%
Year Ended October 31, 2007 (f)	$7.35	0.02	2.00	2.02	(0.02)	(0.02)	–	$9.35	27.57%	$192,849,322	0.81%	0.27%	0.82%		262.81%
Year Ended October 31, 2006	$6.81	–	0.54	0.54	–	–	–	$7.35	7.93%	$182,519,298	0.80%	0.05%	0.80%		284.67%
Year Ended October 31, 2005	$6.17	0.01	0.65	0.66	(0.02)	(0.02)	–	$6.81	10.74%	$202,682,030	0.99%	0.21%	0	.99%(g)	281.51%

Class R2 Shares(h)
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.57	(0.01)	1.12	1.11	–	–	–	$7.68	16.76%	$200,517	1.45%	(0.14%)	1.45%		53.37%
Year Ended October 31, 2009 (f)	$5.71	(0.02)	0.88	0.86	–	–	–	$6.57	15.24%	$190,238	1.60%	(0.30%)	1.60%		164.73%
Year Ended October 31, 2008 (f)	$9.20	(0.03)	(3.45)	(3.48)	(0.01)	(0.01)	–	$5.71	(37.87%)	$996	1.48%	(0.36%)	1.48%		217.15%
Year Ended October 31, 2007 (f)	$7.27	(0.04)	1.98	1.94	(0.01)	(0.01)	–	$9.20	26.76%	$1,602	1.48%	(0.44%)	1.49%		262.81%
Year Ended October 31, 2006	$6.77	(0.03)	0.53	0.50	–	–	–	$7.27	7.39%	$1,265	1.28%	(0.47%)	1.28%		284.67%
Year Ended October 31, 2005	$6.15	(0.01)	0.64	0.63	(0.01)	(0.01)	–	$6.77	10.28%	$1,177	1.29%	(0.14%)	1	.29%(g)	281.51%

Institutional Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.76	0.01	1.14	1.15	(0.01)	(0.01)	–	$7.90	17.39%	$1,138	0.98%	0.31%	0.98%		53.37%
Year Ended October 31, 2009 (f)	$5.85	0.02	0.91	0.93	(0.02)	(0.02)	–	$6.76	15.56%	$1,068	1.16%	0.28%	1.16%		164.73%
Year Ended October 31, 2008 (f)	$9.36	0.03	(3.52)	(3.49)	(0.02)	(0.02)	–	$5.85	(37.36%)	$924	0.74%	0.37%	0.74%		217.15%
Year Ended October 31, 2007 (f)	$7.36	0.02	2.00	2.02	(0.02)	(0.02)	–	$9.36	27.53%	$1,475	0.81%	0.22%	0.81%		262.81%
Year Ended October 31, 2006	$6.82	–	0.54	0.54	–	–	–	$7.36	7.92%	$1,157	0.80%	0.02%	0.80%		284.67%
Year Ended October 31, 2005	$6.19	–	0.65	0.65	(0.02)	(0.02)	–	$6.82	10.55%	$1,071	1.04%	0.11%	1	.04%(g)	281.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 19

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

													Ratio of
			Net Realized										Expenses
			and									Ratio of Net	(Prior to
	Net Asset	Net	Unrealized								Ratio of	Investment	Reimbursements)
	Value,	Investment	Gains	Total	Net			Net Asset		Net Assets	Expenses	Income (Loss)	to Average
	Beginning	Income	(Losses) from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	to Average	Net		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Assets (c)(d)		Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$6.75	0.01	1.13	1.14	(0.01)	(0.01)	–	$7.88	17.27%	$1,135	0.98%	0.31%	0.98%		53.37%
Year Ended October 31, 2009 (f)	$5.83	0.02	0.92	0.94	(0.02)	(0.02)	–	$6.75	15.78%	$1,073	1.15%	0.27%	1.15%		164.73%
Year Ended October 31, 2008 (f)	$9.34	0.03	(3.52)	(3.49)	(0.02)	(0.02)	–	$5.83	(37.44%)	$928	0.74%	0.37%	0.74%		217.15%
Year Ended October 31, 2007 (f)	$7.34	0.02	2.01	2.03	(0.03)	(0.03)	–	$9.34	27.61%	$1,482	0.81%	0.23%	0.81%		262.81%
Year Ended October 31, 2006	$6.80	–	0.54	0.54	–	–	–	$7.34	7.94%	$1,162	0.79%	0.02%	0.79%		284.67%
Year Ended October 31, 2005	$6.17	–	0.65	0.65	(0.02)	(0.02)	–	$6.80	10.59%	$1,076	1.04%	0.11%	1	.04%(g)	281.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

20 Semiannual Report 2010

Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Fund (Class A at NAV) returned 13.95% versus 15.66% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 980 funds as of April 30, 2010) was 14.38% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s investments in the energy and consumer discretionary sectors provided the most positive relative returns to the Fund during the reporting period. The top individual stock contributors were Fund holdings in hotel chain operator Starwood Hotels & Resorts Worldwide, Inc.; oil and gas exploration and production company Exxon Mobil Corp.; and Emerson Electric Co., a diversified global technology company. Shares of Starwood Hotels & Resorts Worldwide rose during the reporting period as the company’s business continued to improve amid a recovery in corporate travel. The Fund’s relative underweight position in Exxon Mobil had a positive impact on Fund returns; the stock posted a loss during the reporting period. Emerson Electric saw improving orders within its industrial businesses throughout the reporting period, and the company revealed its longer-term expectations for strategic expansion into emerging markets.

What areas of investment detracted from Fund performance?

Fund performance was hampered by the returns of Fund holdings in the health-care, industrials and financials sectors. The most significant detractors to Fund performance among individual Fund positions included health-care equipment manufacturer Baxter International, Inc.; security software company McAfee, Inc.; and biopharmaceutical company Gilead Sciences, Inc. Shares of Baxter International and Gilead Sciences fell toward the end of the reporting period, mainly due to the impact of health-care reform but also because of company-specific headwinds. Baxter’s management discussed competitive issues within its plasma business, while, similarly, Gilead noted the potential for pricing pressure surrounding its core drug franchise. Earlier in the reporting period, investors became impatient with McAfee as the company had difficulty converting non-paying trial customers to paying customers because of internal execution issues and economic weakness. Toward the end of the reporting period, the company released an earnings statement that showed a negative impact from foreign currency exchange and delays in signing several enterprise clients. We maintain Fund positions in all three companies.

What is your outlook for the near term?

As companies continue to report strong earnings, they generally are still benefiting from efficiency measures put in place during the past year. As a result, corporate earnings are likely to continue to beat expectations throughout the next few quarters. Valuation multiples in most market sectors are not stretched, nor are they even expensive, as demand continues to gradually return to the economy while earnings in most sectors should continue to show improvement. Within sectors, the Fund remains positively exposed to information technology and industrials companies. Overall investment was depressed by the recent recession, but evidence continues to build that corporations and the economy at large are becoming more willing and able to use capital for investment. We are stock-pickers by nature and invest for the longer term amid many types of market environments. Even as questions about Greece’s ongoing credit problems resurrect the painful memory of the global credit crisis or, similarly, as markets digest the reforms being made to the health-care system and potential reforms to the financial system, we remain comfortable with the quality of the fundamentals of the companies that we hold in the Fund.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
(Fundamental Sleeve)
Paul Atkinson and Francis Radano III, CFA

(Quantitative Sleeve)
Joseph A. Cerniglia, CFA and Jarett Fisher, CFA

2010 Semiannual Report 21

Fund Performance	Nationwide Fund

Average Annual Total Return
(For periods ended April 30, 2010)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	13.95%	35.76%	1.27%	-0.03%
	w/SC2	7.42%	27.97%	0.08%	-0.62%

Class B	w/o SC1	13.62%	34.95%	0.57%	-0.76%
	w/SC3	8.62%	29.95%	0.31%	-0.76%

Class C4	w/o SC1	13.66%	34.92%	0.58%	-0.66%
	w/SC5	12.66%	33.92%	0.58%	-0.66%

Class D	w/o SC1	14.05%	36.13%	1.50%	0.20%
	w/SC6	8.96%	30.00%	0.58%	-0.26%

Class R2[4,7,8]		13.90%	35.62%	1.07%	-0.08%

Institutional Class[4,7]		14.20%	36.30%	1.63%	0.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class C shares (3/1/01), Class R2 shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Class R2 shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

Expense
Ratio*

Class A	1.17%

Class B	1.86%

Class C	1.86%

Class D	0.92%

Class R2	1.56%

Institutional Class	0.86%

*	Current effective prospectus dated May 6, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Fund, S&P 500® Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

22 Semiannual Report 2010

Shareholder	Nationwide Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Class A Shares	Actual		1,000.00	1,139.50	5.84	1.10
	Hypothetical	[b]	1,000.00	1,019.34	5.51	1.10

Class B Shares	Actual		1,000.00	1,136.20	9.48	1.79
	Hypothetical	[b]	1,000.00	1,015.92	8.95	1.79

Class C Shares	Actual		1,000.00	1,136.60	9.48	1.79
	Hypothetical	[b]	1,000.00	1,015.92	8.95	1.79

Class D Shares	Actual		1,000.00	1,140.50	4.51	0.85
	Hypothetical	[b]	1,000.00	1,020.58	4.26	0.85

Class R2 Shares	Actual		1,000.00	1,139.00	6.84	1.29
	Hypothetical	[b]	1,000.00	1,018.40	6.46	1.29

Institutional Class Shares	Actual		1,000.00	1,142.00	3.66	0.69
	Hypothetical	[b]	1,000.00	1,021.37	3.46	0.69

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report 23

Portfolio Summary	Nationwide Fund
April 30, 2010 (Unaudited)

Asset Allocation

Common Stocks	97.6%
Mutual Fund	1.9%
Repurchase Agreements	1.0%
Liabilities in excess of other assets	(0	.5)%

	100.0%

Top Industries †

Oil, Gas & Consumable Fuels	8.3%
Communications Equipment	4.5%
Computers & Peripherals	4.0%
Specialty Retail	3.9%
Food Products	3.9%
Software	3.8%
Food & Staples Retailing	3.8%
Pharmaceuticals	3.7%
Machinery	3.7%
Aerospace & Defense	3.7%
Other Industries *	56.7%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Top Holdings †

Cisco Systems, Inc.	2.2%
JPMorgan Chase & Co.	2.2%
CVS Caremark Corp.	2.1%
United Technologies Corp.	2.0%
Intel Corp.	2.0%
PepsiCo, Inc.	1.9%
Exxon Mobil Corp.	1.9%
Hess Corp.	1.9%
Invesco AIM Liquid Assets Portfolio	1.9%
Oracle Corp.	1.8%
Other Holdings *	80.1%

100.0%

The accompanying notes are an integral part of these financial statements.

24 Semiannual Report 2010

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Fund

Common Stocks 97.6%

	Shares	Market Value

Aerospace & Defense 3.7%
Boeing Co. (The)	44,600	$3,230,378
ITT Corp.	180,200	10,013,714
United Technologies Corp.	212,939	15,959,778

		29,203,870

Air Freight & Logistics 0.4%
FedEx Corp.	37,000	3,330,370

Auto Components 0.9%
BorgWarner, Inc.*	126,900	5,499,846
Johnson Controls, Inc.	41,709	1,401,005

		6,900,851

Automobiles 0.3%
Ford Motor Co.*	171,319	2,230,573

Beverages 2.0%
PepsiCo, Inc.	234,419	15,288,807

Biotechnology 1.6%
Amgen, Inc.*	18,969	1,088,062
Gilead Sciences, Inc.*	293,200	11,631,244

		12,719,306

Capital Markets 2.5%
Charles Schwab Corp. (The)	305,800	5,898,882
Goldman Sachs Group, Inc. (The)	16,065	2,332,638
Raymond James Financial, Inc.	79,700	2,442,008
State Street Corp.	206,400	8,978,400

		19,651,928

Chemicals 3.1%
Cytec Industries, Inc.	67,500	3,244,050
E.I. du Pont de Nemours & Co.	70,200	2,796,768
International Flavors & Fragrances, Inc.	58,929	2,951,754
Monsanto Co.	87,300	5,505,138
Praxair, Inc.	117,600	9,851,352

		24,349,062

Commercial Banks 3.3%
PNC Financial Services Group, Inc.	51,300	3,447,873
Royal Bank of Canada	141,500	8,579,430
SunTrust Banks, Inc.	52,000	1,539,200
Wells Fargo & Co.	375,900	12,446,049

		26,012,552

Communications Equipment 4.5%
Cisco Systems, Inc.*	658,236	17,719,713
JDS Uniphase Corp.*	122,680	1,593,613
Motorola, Inc.*	430,846	3,046,081
QUALCOMM, Inc.	343,100	13,291,694

		35,651,101

Computers & Peripherals 4.0%
Apple, Inc.*	21,463	5,604,418
EMC Corp.*	444,100	8,442,341
Hewlett-Packard Co.	127,445	6,623,317
International Business Machines Corp.	67,911	8,760,519
NCR Corp.*	170,511	2,243,925

		31,674,520

Consumer Finance 1.3%
American Express Co.	89,000	4,104,680
Capital One Financial Corp.	144,592	6,276,739

		10,381,419

Diversified Financial Services 3.0%
Bank of America Corp.	370,299	6,602,431
JPMorgan Chase & Co.	404,330	17,216,372

		23,818,803

Diversified Telecommunication Services 1.5%
AT&T, Inc.	141,479	3,686,943
TELUS Corp.	134,449	4,974,004
Verizon Communications, Inc.	95,000	2,744,550

		11,405,497

Electric Utilities 0.4%
Northeast Utilities	104,960	2,916,838

Electrical Equipment 1.3%
Emerson Electric Co.	193,200	10,090,836

Electronic Equipment, Instruments & Components 0.3%
Avnet, Inc.*	67,400	2,154,778

Energy Equipment & Services 3.4%
FMC Technologies, Inc.*	37,400	2,531,606
Halliburton Co.	95,700	2,933,205
Rowan Cos., Inc.*	94,300	2,810,140
Schlumberger Ltd.	143,500	10,248,770
Tidewater, Inc.	147,700	7,918,197

		26,441,918

Food & Staples Retailing 3.8%
Costco Wholesale Corp.	45,300	2,676,324
CVS Caremark Corp.	442,460	16,340,048
Kroger Co. (The)	111,900	2,487,537
Sysco Corp.	131,000	4,131,740
Wal-Mart Stores, Inc.	83,866	4,499,411

		30,135,060

Food Products 3.9%
Archer-Daniels-Midland Co.	89,300	2,495,042
Del Monte Foods Co.	192,100	2,869,974
Hormel Foods Corp.	46,900	1,911,644
Kellogg Co.	167,600	9,207,944
Kraft Foods, Inc., Class A	403,400	11,940,640

2010 Semiannual Report 25

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Food Products (continued)

Tyson Foods, Inc., Class A	123,000	$2,409,570

		30,834,814

Gas Utilities 0.8%
Atmos Energy Corp.	119,091	3,522,712
UGI Corp.	86,900	2,388,881

		5,911,593

Health Care Equipment & Supplies 2.6%
Baxter International, Inc.	236,900	11,186,418
St. Jude Medical, Inc.*	231,916	9,466,811

		20,653,229

Health Care Providers & Services 3.6%
Aetna, Inc.	207,957	6,145,129
Cardinal Health, Inc.	99,300	3,444,717
McKesson Corp.	48,905	3,169,533
Medco Health Solutions, Inc.*	44,900	2,645,508
Quest Diagnostics, Inc.	174,900	9,997,284
UnitedHealth Group, Inc.	103,700	3,143,147

		28,545,318

Hotels, Restaurants & Leisure 0.7%
Starwood Hotels & Resorts Worldwide, Inc.	99,500	5,423,745

Household Durables 0.5%
Stanley Black & Decker, Inc.	37,257	2,315,522
Whirlpool Corp.	18,000	1,959,660

		4,275,182

Household Products 1.1%
Procter & Gamble Co. (The)	144,610	8,988,958

Industrial Conglomerates 2.0%
3M Co.	100,000	8,867,000
General Electric Co.	372,353	7,022,578

		15,889,578

Information Technology Services 2.1%
Alliance Data Systems Corp.* (a)	115,200	8,646,912
Cognizant Technology Solutions Corp., Class A*	147,100	7,528,578

		16,175,490

Insurance 3.5%
Aflac, Inc.	93,500	4,764,760
MetLife, Inc.	164,201	7,484,282
Old Republic International Corp.	237,861	3,570,294
PartnerRe Ltd.	21,694	1,683,020
Progressive Corp. (The)	321,900	6,466,971
Transatlantic Holdings, Inc.	71,937	3,577,427

		27,546,754

Internet & Catalog Retail 0.4%
Amazon.com, Inc.*	22,000	3,015,320

Internet Software & Services 1.5%
Google, Inc., Class A*	5,693	2,991,330
Yahoo!, Inc.*	544,900	9,007,197

		11,998,527

Life Sciences Tools & Services 0.4%
Mettler-Toledo International, Inc.*	25,900	3,249,932

Machinery 3.7%
Caterpillar, Inc.	61,100	4,160,299
Cummins, Inc.	63,200	4,564,936
Deere & Co.	186,267	11,142,492
Eaton Corp.	18,018	1,390,269
PACCAR, Inc.	132,200	6,149,944
Trinity Industries, Inc.	73,098	1,819,409

		29,227,349

Media 1.3%
Cablevision Systems Corp.	69,712	1,912,897
Comcast Corp., Class A	216,300	4,269,762
Walt Disney Co. (The)	115,230	4,245,073

		10,427,732

Multiline Retail 0.2%
J.C. Penney Co., Inc.	64,700	1,887,299

Multi-Utilities 0.3%
Integrys Energy Group, Inc.	48,100	2,386,241

Office Electronics 0.4%
Xerox Corp.	293,265	3,196,588

Oil, Gas & Consumable Fuels 8.4%
Apache Corp.	132,600	13,493,376
Chevron Corp.	119,688	9,747,391
EOG Resources, Inc.	72,700	8,151,124
Exxon Mobil Corp.	222,833	15,119,219
Hess Corp.	237,040	15,063,892
Murphy Oil Corp.	69,202	4,162,500

		65,737,502

Paper & Forest Products 0.3%
MeadWestvaco Corp.	82,476	2,240,873

Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	106,786	2,700,618
Eli Lilly & Co.	171,343	5,991,865
Johnson & Johnson	205,111	13,188,637
Merck & Co., Inc.	39,693	1,390,843
Pfizer, Inc.	346,603	5,795,202

		29,067,165

Real Estate Investment Trusts (REITs) 0.3%
Plum Creek Timber Co., Inc.	50,000	1,990,000

26 Semiannual Report 2010

Common Stocks (continued)
	Shares	Market Value

Road & Rail 1.3%
Canadian National Railway Co.	167,300	$10,002,867

Semiconductors & Semiconductor Equipment 3.4%
Intel Corp.	682,715	15,586,384
KLA-Tencor Corp.	49,569	1,688,320
Marvell Technology Group Ltd.*	338,600	6,992,090
Texas Instruments, Inc.	85,400	2,221,254

		26,488,048

Software 3.8%
Cadence Design Systems, Inc.*	226,896	1,692,644
McAfee, Inc.*	236,100	8,204,475
Microsoft Corp.	189,446	5,785,681
Oracle Corp.	554,800	14,336,032

		30,018,832

Specialty Retail 4.0%
Best Buy Co., Inc.	64,000	2,918,400
Home Depot, Inc.	74,422	2,623,376
Lowe’s Cos., Inc.	106,900	2,899,128
Sherwin-Williams Co. (The)	42,100	3,286,747
Staples, Inc.	297,025	6,988,998
TJX Cos., Inc.	186,500	8,642,410
Urban Outfitters, Inc.*	98,800	3,705,988

		31,065,047

Tobacco 1.8%
Philip Morris International, Inc.	280,900	13,786,572

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	65,400	2,266,764

Total Common Stocks (cost $627,205,070)		766,655,408

Mutual Fund 1.9%

Money Market Fund 1.9%
Invesco AIM Liquid Assets Portfolio, 0.15% (b)	14,882,201	14,882,201

Total Mutual Fund (cost $14,882,201)		14,882,201

Repurchase Agreements 1.0%

	Principal Amount	Market Value

Morgan Stanley, 0.19%, dated 04/30/10, due 05/03/10, repurchase price $2,768,999, collateralized by U.S. Government Agency Securities 4.00% - 6.00%, maturing 07/01/23 - 04/01/40; total market value of $2,824,617. (c)	$2,768,955	$2,768,955
Barclays Capital, 0.19%, dated 04/30/10, due 05/03/10, repurchase price $5,000,079, collateralized by U.S. Government Treasury Securities 1.38% - 3.00%, maturing 01/15/13 - 02/28/17; total market value of $5,100,000. (c)	5,000,000	5,000,000

Total Repurchase Agreements (cost $7,768,955)		7,768,955

Total Investments (cost $649,856,226) (d) — 100.5%		789,306,564

Liabilities in excess of other assets — (0.5)%		(4,288,835)

NET ASSETS — 100.0%		$785,017,729

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2010. The total value of securities on loan at April 30, 2010 was $7,548,709.

(b)	Represents 7-day effective yield as of April 30, 2010.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of this security as of April 30, 2010 was $7,768,955.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 27

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Fund

Assets:
Investments, at value (cost $642,087,271)*	$781,537,609
Repurchase agreements, at value and cost	7,768,955

Total Investments	789,306,564

Dividends receivable	510,772
Security lending income receivable	1,522
Receivable for investments sold	4,293,917
Receivable for capital shares issued	240,071
Prepaid expenses and other assets	80,048

Total Assets	794,432,894

Liabilities:
Payable for capital shares redeemed	545,415
Payable upon return of securities loaned (Note 2)	7,768,955
Accrued expenses and other payables:
Investment advisory fees	382,192
Fund administration fees	76,052
Distribution fees	19,072
Administrative servicing fees	281,341
Accounting and transfer agent fees	153,381
Trustee fees	9,986
Custodian fees	22,963
Compliance program costs (Note 3)	6,155
Professional fees	43,928
Printing fees	93,467
Other	12,258

Total Liabilities	9,415,165

Net Assets	$785,017,729

Represented by:
Capital	$1,084,089,301
Accumulated undistributed net investment income	1,187,651
Accumulated net realized losses from investment transactions	(439,708,550)
Net unrealized appreciation/(depreciation) from investments	139,450,338
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,011)

Net Assets	$785,017,729

Net Assets:
Class A Shares	$65,775,978
Class B Shares	5,868,803
Class C Shares	522,164
Class D Shares	712,848,572
Class R2 Shares	1,111
Institutional Class Shares	1,101

Total	$785,017,729

*	Includes value of securities on loan of $7,548,709 (Note 2)

The accompanying notes are an integral part of these financial statements.

28 Semiannual Report 2010

Nationwide
Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,028,811
Class B Shares	471,483
Class C Shares	42,020
Class D Shares	55,241,612
Class R2 Shares	86
Institutional Class Shares	85

Total	60,784,097

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.08
Class B Shares (a)	$12.45
Class C Shares (b)	$12.43
Class D Shares	$12.90
Class R2 Shares	$12.92
Institutional Class Shares	$12.95
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.88

Class D Shares	$13.51

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 29

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Fund

INVESTMENT INCOME:
Dividend income	$6,300,427
Income from securities lending (Note 2)	11,952
Foreign tax withholding	(45,675)

Total Income	6,266,704

EXPENSES:
Investment advisory fees	2,180,260
Fund administration fees	418,978
Distribution fees Class A	79,411
Distribution fees Class B	29,172
Distribution fees Class C	2,551
Distribution fees Class R2	15
Administrative servicing fees Class A	19,932
Administrative servicing fees Class D	203,128
Registration and filing fees	35,539
Professional fees	35,294
Printing fees	64,384
Trustee fees	16,276
Custodian fees	60,748
Accounting and transfer agent fees	125,752
Compliance program costs (Note 3)	3,682
Other	14,416

Total expenses before earnings credit	3,289,538
Earnings credit (Note 5)	(3,837)

Net Expenses	3,285,701

NET INVESTMENT INCOME	2,981,003

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	15,944,827
Net realized losses from foreign currency transactions	(2,923)

Net realized gains from investment and foreign currency transactions	15,941,904

Net change in unrealized appreciation/(depreciation) from investments	79,047,382
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	781

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	79,048,163

Net realized/unrealized gains from investment and foreign currency transactions	94,990,067

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$97,971,070

The accompanying notes are an integral part of these financial statements.

30 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$2,981,003	$8,538,557
Net realized gains/(losses) from investment and foreign currency transactions	15,941,904	(189,188,066)
Net change in unrealized appreciation from investments and translations of assets and liabilities denominated in foreign currencies	79,048,163	234,035,663

Change in net assets resulting from operations	97,971,070	53,386,154

Distributions to Shareholders From:
Net investment income:
Class A	(173,002)	(835,765)
Class B	(6,842)	(59,291)
Class C	(631)	(4,934)
Class D	(2,322,214)	(10,353,183)
Class R2 (a)	(17)	(78)
Institutional Class	(4)	(16)

Change in net assets from shareholder distributions	(2,502,710)	(11,253,267)

Change in net assets from capital transactions	373,149	(54,752,838)

Change in net assets	95,841,509	(12,619,951)

Net Assets:
Beginning of period	689,176,220	701,796,171

End of period	$785,017,729	$689,176,220

Accumulated undistributed net investment income at end of period	$1,187,651	$709,358

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,986,141	$4,777,854
Dividends reinvested	168,021	813,225
Cost of shares redeemed (b)	(5,957,552)	(10,064,648)

Total Class A	(3,803,390)	(4,473,569)

Class B Shares
Proceeds from shares issued	338,204	541,406
Dividends reinvested	6,794	58,859
Cost of shares redeemed (b)	(923,687)	(2,462,201)

Total Class B	(578,689)	(1,861,936)

Class C Shares
Proceeds from shares issued	10,594	152,283
Dividends reinvested	221	2,187
Cost of shares redeemed	(39,660)	(149,253)

Total Class C	(28,845)	5,217

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 31

Statement of Changes in Net Assets (Continued)

	Nationwide Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	37,652,707	28,334,107
Dividends reinvested	2,211,275	9,841,177
Cost of shares redeemed (b)	(35,073,140)	(86,598,838)

Total Class D	4,790,842	(48,423,554)

Class R2 Shares (a)
Proceeds from shares issued	1,000	910
Dividends reinvested	17	78
Cost of shares redeemed	(7,762)	–

Total Class R2	(6,745)	988

Institutional Class Shares
Proceeds from shares issued	1,000	–
Dividends reinvested	4	16
Cost of shares redeemed (b)	(1,028)	–

Total Institutional Class	(24)	16

Change in net assets from capital transactions	$373,149	$(54,752,838)

SHARE TRANSACTIONS:
Class A Shares
Issued	158,056	477,079
Reinvested	13,852	84,190
Redeemed	(480,310)	(1,031,384)

Total Class A Shares	(308,402)	(470,115)

Class B Shares
Issued	28,393	57,367
Reinvested	587	6,453
Redeemed	(77,675)	(262,972)

Total Class B Shares	(48,695)	(199,152)

Class C Shares
Issued	911	15,680
Reinvested	19	244
Redeemed	(3,408)	(14,839)

Total Class C Shares	(2,478)	1,085

Class D Shares
Issued	3,122,614	2,913,593
Reinvested	185,044	1,028,216
Redeemed	(2,845,169)	(9,101,977)

Total Class D Shares	462,489	(5,160,168)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

32 Semiannual Report 2010

	Nationwide Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Class R2 Shares (a)
Issued	86	94
Reinvested	1	8
Redeemed	(617)	–

Total Class R2 Shares	(530)	102

Institutional Class Shares
Issued	86	–
Reinvested	–	1
Redeemed	(87)	–

Total Institutional Class Shares	(1)	1

Total change in shares	102,383	(5,828,247)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 33

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$11.51	0.04	1.56	1.60	(0.03)	–	(0.03)	–	$13.08	13.95%	$65,775,978	1.10%	0.59%	1.10%		26.29%
Year Ended October 31, 2009 (f)	$10.69	0.11	0.86	0.97	(0.15)	–	(0.15)	–	$11.51	9.36%	$61,414,353	1.17%	1.13%	1.17%		145.13%
Year Ended October 31, 2008 (f)	$21.40	0.18	(7.48)	(7.30)	(0.14)	(3.27)	(3.41)	–	$10.69	(40.14%)	$62,064,995	1.01%	1.14%	1.01%		353.47%
Year Ended October 31, 2007 (f)	$20.75	0.18	2.89	3.07	(0.17)	(2.25)	(2.42)	–	$21.40	16.17%	$124,572,619	0.97%	0.88%	0.97%		373.30%
Year Ended October 31, 2006	$20.94	0.18	2.61	2.79	(0.17)	(2.81)	(2.98)	–	$20.75	14.65%	$117,938,002	1.04%	0.91%	1.04%		245.80%
Year Ended October 31, 2005	$18.96	0.38	1.86	2.24	(0.18)	(0.08)	(0.26)	–	$20.94	11.88%	$119,614,916	1.14%	1.64%	1	.14%(g)	145.66%

Class B Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.97	(0.01)	1.50	1.49	(0.01)	–	(0.01)	–	$12.45	13.62%	$5,868,803	1.79%	(0.10%)	1.79%		26.29%
Year Ended October 31, 2009 (f)	$10.20	0.05	0.81	0.86	(0.09)	–	(0.09)	–	$10.97	8.59%	$5,707,151	1.86%	0.50%	1.86%		145.13%
Year Ended October 31, 2008 (f)	$20.59	0.07	(7.16)	(7.09)	(0.03)	(3.27)	(3.30)	–	$10.20	(40.58%)	$7,336,269	1.73%	0.42%	1.73%		353.47%
Year Ended October 31, 2007 (f)	$20.05	0.03	2.79	2.82	(0.03)	(2.25)	(2.28)	–	$20.59	15.32%	$17,114,110	1.71%	0.14%	1.72%		373.30%
Year Ended October 31, 2006	$20.32	0.05	2.52	2.57	(0.03)	(2.81)	(2.84)	–	$20.05	13.83%	$20,454,791	1.76%	0.21%	1.76%		245.80%
Year Ended October 31, 2005	$18.46	0.03	2.01	2.04	(0.10)	(0.08)	(0.18)	–	$20.32	11.09%	$29,959,872	1.79%	0.25%	1	.79%(g)	145.66%

Class C Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$10.95	(0.01)	1.50	1.49	(0.01)	–	(0.01)	–	$12.43	13.66%	$522,164	1.79%	(0.11%)	1.79%		26.29%
Year Ended October 31, 2009 (f)	$10.18	0.04	0.82	0.86	(0.09)	–	(0.09)	–	$10.95	8.69%	$487,402	1.86%	0.43%	1.86%		145.13%
Year Ended October 31, 2008 (f)	$20.56	0.07	(7.15)	(7.08)	(0.03)	(3.27)	(3.30)	–	$10.18	(40.59%)	$441,929	1.73%	0.43%	1.73%		353.47%
Year Ended October 31, 2007 (f)	$20.03	0.03	2.78	2.81	(0.03)	(2.25)	(2.28)	–	$20.56	15.27%	$817,742	1.71%	0.15%	1.72%		373.30%
Year Ended October 31, 2006	$20.30	0.04	2.53	2.57	(0.03)	(2.81)	(2.84)	–	$20.03	13.89%	$865,856	1.75%	0.20%	1.75%		245.80%
Year Ended October 31, 2005	$18.45	0.04	1.99	2.03	(0.10)	(0.08)	(0.18)	–	$20.30	11.04%	$965,423	1.79%	0.27%	1	.79%(g)	145.66%

Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

34 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class D Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$11.35	0.05	1.54	1.59	(0.04)	–	(0.04)	–	$12.90	14.05%	$712,848,572	0.85%	0.83%	0.85%		26.29%
Year Ended October 31, 2009 (f)	$10.54	0.14	0.85	0.99	(0.18)	–	(0.18)	–	$11.35	9.70%	$621,559,329	0.92%	1.39%	0.92%		145.13%
Year Ended October 31, 2008 (f)	$21.16	0.21	(7.39)	(7.18)	(0.17)	(3.27)	(3.44)	–	$10.54	(40.04%)	$631,946,652	0.79%	1.36%	0.79%		353.47%
Year Ended October 31, 2007 (f)	$20.55	0.22	2.86	3.08	(0.22)	(2.25)	(2.47)	–	$21.16	16.38%	$1,169,204,760	0.76%	1.08%	0.76%		373.30%
Year Ended October 31, 2006	$20.76	0.23	2.59	2.82	(0.22)	(2.81)	(3.03)	–	$20.55	14.95%	$1,137,817,209	0.80%	1.14%	0.80%		245.80%
Year Ended October 31, 2005	$18.83	0.23	2.04	2.27	(0.26)	(0.08)	(0.34)	–	$20.76	12.11%	$1,132,192,238	0.85%	1.17%	0	.85%(g)	145.66%

Class R2 Shares (h)
Six Months Ended April 30, 2010 (Unaudited) (f)	$11.37	0.03	1.55	1.58	(0.03)	–	(0.03)	–	$12.92	13.90%	$1,111	1.29%	0.56%	1.29%		26.29%
Year Ended October 31, 2009 (f)	$10.57	0.09	0.84	0.93	(0.13)	–	(0.13)	–	$11.37	9.08%	$7,001	1.37%	0.88%	1.37%		145.13%
Year Ended October 31, 2008 (f)	$21.16	0.15	(7.39)	(7.24)	(0.08)	(3.27)	(3.35)	–	$10.57	(40.25%)	$5,430	1.22%	0.93%	1.22%		353.47%
Year Ended October 31, 2007 (f)	$20.58	0.10	2.82	2.92	(0.09)	(2.25)	(2.34)	–	$21.16	15.45%	$22,345	1.26%	0.50%	1.26%		373.30%
Year Ended October 31, 2006	$20.78	0.18	2.60	2.78	(0.17)	(2.81)	(2.98)	–	$20.58	14.71%	$1,398	0.96%	0.93%	0.96%		245.80%
Year Ended October 31, 2005	$18.83	0.19	2.05	2.24	(0.21)	(0.08)	(0.29)	–	$20.78	11.95%	$1,219	0.96%	0.95%	0	.96%(g)	145.66%

Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 35

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (f)	$11.38	0.06	1.55	1.61	(0.04)	–	(0.04)	–	$12.95	14.20%	$1,101	0.69%	0.97%	0.69%		26.29%
Year Ended October 31, 2009 (f)	$10.56	0.15	0.76	0.91	(0.18)	–	(0.18)	0.09	$11.38	9.84%	$979	0.77%	1.51%	0.77%		145.13%
Year Ended October 31, 2008 (f)	$21.18	0.23	(7.39)	(7.16)	(0.19)	(3.27)	(3.46)	–	$10.56	(39.96%)	$896	0.64%	1.48%	0.64%		353.47%
Year Ended October 31, 2007 (f)	$20.55	0.41	2.70	3.11	(0.23)	(2.25)	(2.48)	–	$21.18	16.52%	$1,493	0.71%	1.98%	0.71%		373.30%
Year Ended October 31, 2006	$20.76	0.22	2.61	2.83	(0.23)	(2.81)	(3.04)	–	$20.55	15.01%	$10,225,801	0.74%	1.11%	0.74%		245.80%
Year Ended October 31, 2005	$18.83	0.24	2.04	2.28	(0.27)	(0.08)	(0.35)	–	$20.76	12.19%	$3,335,277	0.81%	0.81%	0	.81%(g)	145.66%

Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

36 Semiannual Report 2010

Nationwide Money Market Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2010, the Nationwide Money Market Fund (Prime Shares) registered 0.00% versus 0.00% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Money Market Funds (consisting of 296 funds as of April 30, 2010) was 0.01% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s investments in the banking industry helped Fund performance the most during the reporting period. In addition to holdings in the banking sector, the Fund’s investments in asset-backed commercial paper proved beneficial in the pursuit of positive relative returns.

We finally are beginning to see a little movement on the short end of the cash-yield curve (the yield curve is a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), with the emphasis on little. The Federal Reserve Board has yet to lift its “exceptionally low levels” for “an extended period” policy language in relation to its federal funds target rate, and until it does, we do not anticipate much movement on short rates. And even after the Federal Reserve finally lifts the policy barrier, any official increase in the benchmark rate does not appear likely until late summer, if then. Still, all signs suggest that the historic lows in cash yields we have been experiencing for the better part of a year are in the rearview mirror, abetted by an economic recovery that is gaining momentum. The final read on the fourth quarter of 2009 showed gross domestic product (GDP) rising the most in six years, and the March 2010 employment report showed nonfarm payrolls expanding the most in three years. With other gauges indicating that manufacturing and services are in a full expansion, consumer spending is on the upswing and still-anemic housing is off its price lows, the stage is set for a cyclical boost that eventually should begin to exert upward pressure on rates. After a year of sobering low-rate drama, that is an uptick we would welcome.

What areas of investment detracted from Fund performance?

During the latter half of the reporting period, the Fund’s holdings in overnight securities detracted from Fund performance. These securities were generally lower-yielding securities but were required for liquidity. None of the securities held by the Fund defaulted during the reporting period.

What is your outlook for the near term?

Cash yields crept steadily higher throughout April as investors continued to anticipate the onset of a new monetary tightening cycle in the United States. The biggest increase in market interest rates occurred in longer-dated maturities, resulting in a modest steepening of the yield curve.

For example, the one-month London interbank offered rate (LIBOR) rose three basis points in April to 0.28%, the three-month LIBOR increased six basis points to 0.35%, the six-month LIBOR leapt eight basis points to 0.53%, and the 12-month LIBOR jumped nine basis points to 1.01%. In a reflection of the Fed’s determination to gradually drain excess liquidity from the banking system, the effective federal funds rate also traded closer to the upper end of its 0.00% to 0.25% range that was established in December 2008.

The Federal Open Market Committee (FOMC) did little to nudge the rate higher after it met during the last week of April. While acknowledging some modest improvement in overall economic conditions, the FOMC restated its longstanding promise to keep benchmark interest rates “extremely low” for an “extended period.” Although the Fed’s pledge to keep the monetary spigot open wide helped to soothe investor nerves frayed by the ongoing fiscal crisis in the eurozone, an uneventful meeting had been widely anticipated. We would not be surprised, however, to see a slight modification in the policy language at the next FOMC meeting in June.

The larger backup in rates at the longer end of the yield curve in April validated our recent strategy of concentrating purchases in short-term and floating-rate securities. In our view, the cash market was – and still is, even with the marginally higher longer-term yields now available – discounting the first rate increase to occur at the November FOMC meeting, or perhaps later. Yet we believe that the

2010 Semiannual Report 37

Nationwide Money Market Fund
(Continued)

U.S. economic recovery is gaining significant traction and that the Fed could start tightening interest rates as early as September.

It may be instructive to note that promises made by central banks are not open-ended commitments. For example, we saw an abrupt change in policy language earlier in April by the Bank of Canada, which now appears willing to be the next monetary authority to raise official interest rates (the Reserve Bank of Australia began tightening last October, and other reserve banks have followed).

The slow but steady economic recovery now unfolding in the United States is particularly good news for savers, because this recovery portends higher yields on cash equivalents down the road. Though the speed and magnitude of future Fed rate hikes will depend upon circumstances that are difficult to predict with certainty at this early date – most notably, major improvement in the still-weak domestic labor market – we nonetheless are convinced that the low point for cash yields has been reached and will not be revisited.

Subadviser:
Federated Investment Management Co.

38 Semiannual Report 2010

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return
(For periods ended April 30, 2010)

	Six
	Months*	1 Yr.	5 Yr.	10 Yr.

Prime[1]	–%	–%	2.70%	2.42%

Institutional Class[1]	–%	0.01%	2.75%	2.47%

Service Class[1,2]	–%	–%	2.60%	2.31%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

Amounts designated as “–” are zero or have been rounded to zero.

*	Not annualized.

[1]	Not subject to any sales charges.

[2]	These returns, for periods prior to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Expense Ratios

	Gross
	Expense	Expense
	Ratio*	Ratio*

Prime	0.58%	0.58%

Institutional Class	0.49%	0.49%

Service Class	0.79%	0.75%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund, the iMoneyNet-First Tier Retail Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet-First Tier Retail Index is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Semiannual Report 39

Shareholder	Nationwide Money Market Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Money Market Fund			11/01/09	04/30/10	11/01/09 - 04/30/10[a]	11/01/09 - 04/30/10[a]

Prime Shares	Actual		1,000.00	1,000.00	1.44	0.29
	Hypothetical	[b]	1,000.00	1,023.36	1.45	0.29

Institutional Class	Actual		1,000.00	1,000.00	1.44	0.29
Shares	Hypothetical	[b]	1,000.00	1,023.36	1.45	0.29

Service Class	Actual		1,000.00	1,000.00	1.44	0.29
Shares	Hypothetical	[b]	1,000.00	1,023.36	1.45	0.29

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

40 Semiannual Report 2010

Portfolio Summary	Nationwide Money Market Fund
April 30, 2010 (Unaudited)

Asset Allocation

Commercial Paper	58.0%
U.S. Government Mortgage Backed Agencies	18.4%
Certificates of Deposit	14.5%
Mutual Funds	10.0%
Medium Term Notes	2.0%
Corporate Bonds	0.8%
Sovereign Bond	0.1%
Liabilities in excess of other assets	(3	.8)%

	100.0%

Top Industries †

Banking	22.8%
Government Agency	22.1%
Finance — Retail	17.4%
Finance — Commercial	13.2%
Finance — Automotive	9.8%
Asset Management	9.6%
Chemicals	2.8%
Oil & Oil Finance	1.2%
Pharmaceuticals and Health Care	0.7%
Retail	0.2%
Other Industries	0.2%

100.0%

Top Holdings †

Federated Prime Cash Obligations Fund, Institutional Shares	5.3%
Federal Home Loan Banks, 0.31% 07/09/10	4.9%
Toyota Motor Credit Corp., 0.33%, 06/02/10	4.9%
Federated Prime Obligations Fund, Institutional Shares	4.3%
Falcon Asset Securitization Co. LLC, 0.21% 06/25/10	4.1%
FCAR Owner Trust, 0.60% 07/09/10	3.6%
Barclays Bank PLC, 0.51%, 01/21/11	3.1%
Danske Corp., 0.30% 07/19/10	3.0%
Federal Home Loan Banks, 0.40%, 12/27/10	2.4%
Calyon New York, 0.21%, 05/03/10	2.4%
Other Holdings	62.0%

100.0%

†	Percentages indicated are based upon total investments as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 41

Statement of Investments
April 30, 2010 (Unaudited)

Nationwide Money Market Fund

Certificates of Deposit 14.5%

	Principal Amount	Market Value

Banking 14.5%
Bank of America NA, 0.28%, 06/21/10	$9,477,000	$9,473,241
Bank of Tokyo — Mitsubishi UFJ Ltd., 0.23%, 05/25/10	13,000,000	13,000,000
Bank of Tokyo — Mitsubishi UFJ Ltd. — New York, 0.28%, 06/23/10	15,000,000	15,000,000
Barclays Bank PLC, 0.51%, 01/21/11	65,000,000	65,000,000
BNP Paribas/New York NY, 0.31%, 07/15/10	50,000,000	50,000,000
Calyon New York
0.21%, 05/03/10	50,000,000	50,000,000
0.21%, 05/10/10	40,000,000	40,000,000
Credit Agricole Corporate and Investment Bank — New York, 0.34%, 08/20/10	12,000,000	12,000,000
State Street Bank and Trust Co., 0.35%, 09/21/10	25,000,000	25,000,000
Toronto Dominion Bank — New York, 0.25%, 12/09/10	8,000,000	8,000,000

Total Certificates of Deposit (cost $287,473,241)		287,473,241

Commercial Paper 58.0%

Banking 9.3%
Australia & New Zealand Banking Group Ltd., 0.29%, 01/28/11 (a)	14,800,000	14,800,000
Banco Bilbao Vizcaya Argentaria SA/London, 0.31%, 07/08/10 (a)	25,000,000	24,985,361
Barclays US Funding Corp., 0.20%, 05/12/10	11,000,000	10,999,328
Clipper Receivables Co. LLC, 0.37%, 09/21/10 (a)	15,000,000	14,978,252
Danske Corp.
0.20%, 05/03/10 (a)	10,847,000	10,846,879
0.30%, 07/19/10 (a)	61,000,000	60,959,842
Societe Generale North America, Inc., 0.21%, 05/17/10	10,000,000	9,999,066
Ticonderoga Funding LLC, 0.28%, 06/25/10 (a)	36,800,000	36,784,258

		184,352,986

Chemicals 2.9%
BASF SE
0.21%, 06/09/10 (a)	18,600,000	18,595,769
0.21%, 06/17/10 (a)	40,000,000	39,989,033

		58,584,802

Consumer-Products 0.1%
Johnson & Johnson, 0.23%, 08/03/10 (a)	2,100,000	2,098,739

Finance-Automotive 10.2%
FCAR Owner Trust
0.25%, 05/06/10	25,000,000	24,999,132
0.55%, 06/25/10	2,000,000	1,998,319
0.60%, 07/09/10	75,000,000	74,913,750
Toyota Motor Credit Corp., 0.33%, 06/02/10	100,000,000	99,970,667

		201,881,868

Finance-Commercial 11.8%
Atlantic Asset Securitization LLC
0.18%, 05/04/10 (a)	25,000,000	24,999,625
0.18%, 05/05/10 (a)	27,000,000	26,999,460
0.21%, 05/07/10 (a)	18,000,000	17,999,370
0.28%, 07/09/10 (a)	27,000,000	26,985,510
Edison Asset Securitization LLC
0.25%, 06/01/10 (a)	6,750,000	6,748,547
0.22%, 06/09/10 (a)	25,000,000	24,993,987
0.30%, 07/20/10 (a)	15,000,000	14,990,000
0.35%, 07/30/10 (a)	35,000,000	34,970,056
Enterprise Funding Co. LLC, 0.21%, 05/26/10 (a)	15,000,000	14,997,812
Fairway Finance LLC, 0.24%, 06/14/10 (a)	16,000,000	15,995,307
Starbird Funding Corp., 0.18%, 05/03/10 (a)	25,000,000	24,999,750

		234,679,424

Finance-Retail 18.0%
Barton Capital Corp., 0.18%, 05/03/10 (a)	37,000,000	36,999,630
Chariot Funding LLC
0.22%, 05/25/10 (a)	25,000,000	24,996,334
0.23%, 06/15/10 (a)	6,500,000	6,498,131
0.25%, 06/18/10 (a)	30,000,000	29,990,000
Falcon Asset Securitization Co. LLC
0.23%, 06/03/10 (a)	13,000,000	12,997,259
0.21%, 06/25/10 (a)	85,000,000	84,972,729
Jupiter Securitization Co. LLC, 0.18%, 05/03/10 (a)	21,880,000	21,879,781
Salisbury Receivables Co. LLC
0.23%, 05/12/10 (a)	30,000,000	29,997,892
0.20%, 05/19/10 (a)	3,972,000	3,971,603

42 Semiannual Report 2010

Commercial Paper (continued)
	Principal Amount	Market Value

Finance-Retail (continued)

0.21%, 05/20/10 (a)	$16,000,000	$15,998,195
0.23%, 05/27/10 (a)	50,000,000	49,991,694
Sheffield Receivables Corp., 0.19%, 05/11/10 (a)	20,000,000	19,998,944
Yorktown Capital LLC, 0.19%, 05/10/10 (a)	19,920,000	19,919,054

		358,211,246

Government Agency 4.4%
Straight A Funding
0.26%, 07/12/10	16,685,000	16,676,324
0.26%, 07/14/10	31,572,000	31,555,126
0.29%, 07/19/10	11,500,000	11,492,682
Straight-A Funding LLC, 0.20%, 06/01/10 (a)	28,434,000	28,428,985

		88,153,117

Oil & Oil Finance 1.3%
BP Capital Markets PLC, 0.18%, 05/03/10 (a)	25,141,000	25,140,749

Total Commercial Paper (cost $1,153,102,931)		1,153,102,931

Corporate Bonds 0.8%

Finance-Commercial 0.6%
General Electric Capital Corp., 6.13%, 02/22/11	11,325,000	11,813,098

Retail 0.2%
Wal-Mart Stores, Inc., 4.13%, 07/01/10	5,000,000	5,032,383

Total Corporate Bonds (cost $16,845,481)		16,845,481

Medium Term Notes 2.0%

Finance-Commercial 1.3%
General Electric Capital Corp.
0.31%, 05/10/10 (b)	7,044,000	7,038,887
0.41%, 10/21/10 (b)	18,085,000	18,075,035

		25,113,922

Pharmaceuticals and Health Care 0.7%
Roche Holdings, Inc., 2.25%, 02/25/11 (a)(b)	14,400,000	14,638,811

Total Medium Term Notes (cost $39,752,733)		39,752,733

U.S. Government Mortgage Backed Agencies 18.4%

Federal Home Loan Banks
0.31%, 07/09/10, Series 1 (b)	100,000,000	100,000,000
0.55%, 08/04/10	25,000,000	24,995,627
0.40%, 12/27/10	50,000,000	50,000,000
0.50%, 03/14/11, Series 1	10,000,000	10,000,000
0.60%, 04/18/11	20,000,000	20,000,000
0.65%, 05/25/11	25,000,000	25,000,000
0.16%, 07/20/11 (b)	50,000,000	49,981,435
Federal Home Loan Mortgage Corp. 0.21%, 06/21/10	25,000,000	24,992,562
Federal National Mortgage Association
0.21%, 06/30/10	33,800,000	33,788,170
0.16%, 08/11/11 (b)	27,200,000	27,179,021

Total U.S. Government Mortgage Backed Agencies (cost $365,936,815)		365,936,815

Sovereign Bond 0.1%

SUPRANATIONAL 0.1%
World Bank Discount Notes, 0.16%, 05/07/10	1,574,000	1,573,958

Total Sovereign Bond (cost $1,573,958)		1,573,958

Mutual Funds 10.0%

	Shares	Market Value

Asset Management 10.0%
Federated Prime Cash Obligations Fund, Institutional Shares, 0.16% (c)	110,096,804	110,096,804

2010 Semiannual Report 43

Statement of Investments (Continued)
April 30, 2010 (Unaudited)

Nationwide Money Market Fund (Continued)

Mutual Funds (continued)
	Shares	Market Value

Asset Management (continued)

Federated Prime Obligations Fund, Institutional Shares, 0.14% (c)	88,324,914	$88,324,914

Total Mutual Funds (cost $198,421,718)		198,421,718

Total Investments (cost $2,063,106,877) (d) — 103.8%		2,063,106,877

Liabilities in excess of other assets — (3.8)%		(75,423,949)

NET ASSETS — 100.0%		$1,987,682,928

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2010 was $885,137,348 which represents 44.53% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2010. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of April 30, 2010.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

SA	Stock Company

SE	Sweden

The accompanying notes are an integral part of these financial statements.

44 Semiannual Report 2010

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Nationwide
Money Market Fund

Assets:
Investments, at value (cost $2,063,106,877)	$2,063,106,877
Cash	3,668
Interest and dividends receivable	535,753
Receivable for capital shares issued	1,679,477
Prepaid expenses and other assets	265,619

Total Assets	2,065,591,394

Liabilities:
Payable for investments purchased	71,919,958
Payable for capital shares redeemed	5,037,396
Accrued expenses and other payables:
Investment advisory fees	220,785
Fund administration fees	192,477
Distribution fees	139
Accounting and transfer agent fees	126,104
Trustee fees	20,684
Custodian fees	40,001
Compliance program costs (Note 3)	19,864
Professional fees	169,467
Printing fees	114,402
Other	47,189

Total Liabilities	77,908,466

Net Assets	$1,987,682,928

Represented by:
Capital	$1,989,309,137
Accumulated undistributed net investment income	2,789
Accumulated net realized losses from investment transactions	(1,628,998)

Net Assets	$1,987,682,928

Net Assets:
Prime Shares	$577,138,502
Institutional Class Shares	1,403,939,852
Service Class Shares	6,604,574

Total	$1,987,682,928

Shares Outstanding (unlimited number of shares authorized):
Prime Shares	577,788,795
Institutional Class Shares	1,405,178,363
Service Class Shares	6,611,208

Total	1,989,578,366

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Prime Shares	$1.00
Institutional Class Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 45

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Nationwide
Money Market Fund

INVESTMENT INCOME:
Interest income	$2,904,583
Dividend income	133,423

Total Income	3,038,006

EXPENSES:
Investment advisory fees	3,940,203
Fund administration fees	1,178,408
Distribution fees Service Class	5,868
Administrative servicing fees Prime Class	368,265
Administrative servicing fees Service Class	9,781
Registration and filing fees	27,053
Professional fees	111,217
Printing fees	95,995
Trustee fees	52,585
Custodian fees	69,995
Accounting and transfer agent fees	31,939
Compliance program costs (Note 3)	10,731
Other	52,321

Total expenses before earnings credit and expenses waived and reimbursed	5,954,361

Distribution fees voluntarily waived — Service Class (Note 3)	(5,458)
Earnings credit (Note 5)	(2,107)
Investment advisory fees voluntarily waived (Note 3)	(2,529,507)
Administrative servicing fees voluntarily waived — Prime Class (Note 3)	(368,265)
Administrative servicing fees voluntarily waived — Service Class (Note 3)	(9,781)
Expenses reimbursed by adviser (Note 3)	(1,237)

Net Expenses	3,038,006

NET INVESTMENT INCOME	–

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	11,934

Net realized/unrealized gains from investments	11,934

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,934

The accompanying notes are an integral part of these financial statements.

46 Semiannual Report 2010

Statements of Changes in Net Assets

	Nationwide Money Market Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income	$–	$5,485,401
Net realized gains from investment transactions	11,934	7,072

Change in net assets resulting from operations	11,934	5,492,473

Distributions to Shareholders From:
Net investment income:
Prime Class	–	(1,279,296)
Institutional Class	–	(4,185,300)
Service Class	–	(18,532)

Change in net assets from shareholder distributions	–	(5,483,128)

Change in net assets from capital transactions	(228,454,983)	(405,593,839)

Change in net assets	(228,443,049)	(405,584,494)

Net Assets:
Beginning of period	2,216,125,977	2,621,710,471

End of period	$1,987,682,928	$2,216,125,977

Accumulated undistributed net investment income at end of period	$2,789	$2,789

CAPITAL TRANSACTIONS:
Prime Class Shares
Proceeds from shares issued	$125,892,511	$321,349,097
Dividends reinvested	–	1,260,567
Cost of shares redeemed	(145,935,538)	(384,612,896)

Total Prime Class	(20,043,027)	(62,003,232)

Institutional Class Shares
Proceeds from shares issued	120,913,833	364,746,188
Dividends reinvested	–	4,185,230
Cost of shares redeemed	(326,644,462)	(709,325,251)

Total Institutional Class	(205,730,629)	(340,393,833)

Service Class Shares
Proceeds from shares issued	644,205	5,168,737
Dividends reinvested	–	18,532
Cost of shares redeemed	(3,325,532)	(8,384,043)

Total Service Class	(2,681,327)	(3,196,774)

Change in net assets from capital transactions	$(228,454,983)	$(405,593,839)

SHARE TRANSACTIONS:
Prime Class Shares
Issued	125,892,511	321,349,097
Reinvested	–	1,260,567
Redeemed	(145,935,538)	(384,612,894)

Total Prime Class Shares	(20,043,027)	(62,003,230)

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 47

Statements of Changes in Net Assets (Continued)

	Nationwide Money Market Fund

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	120,913,833	364,746,188
Reinvested	–	4,185,230
Redeemed	(326,644,462)	(709,325,251)

Total Institutional Class Shares	(205,730,629)	(340,393,833)

Service Class Shares
Issued	644,205	5,168,737
Reinvested	–	18,532
Redeemed	(3,325,532)	(8,384,043)

Total Service Class Shares	(2,681,327)	(3,196,774)

Total change in shares	(228,454,983)	(405,593,837)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

48 Semiannual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

		Operations			Distributions						Ratios / Supplemental Data

														Ratio of
													Ratio of Net	Expenses
	Net Asset					Capital						Ratio of	Investment	(Prior to
	Value,	Net	Total	Net		Contributions		Net Asset			Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	Investment	Total	from		Value, End	Total		at End	to Average	to Average	to Average
	of Period	Income	Operations	Income	Distributions	Adviser		of Period	Return (a)		of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)
Prime Shares
Six Months Ended April 30, 2010 (Unaudited) (d)	$1.00	–	–	–	–	–		$1.00	0.00%		$577,138,502	0.29%	0.00%	0.66%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	–		$1.00	0.19%		$597,178,079	0.58%	0.20%	0.70%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(e)	$1.00	2	.65%(f)	$659,178,935	0.63%	2.56%	0.63%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	4.94%		$501,377,119	0.58%	4.84%	0.58%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–		$1.00	4.35%		$359,066,782	0.59%	4.27%	0	.59%(g)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	–		$1.00	2.36%		$334,991,393	0.60%	2.31%	0	.60%(g)

Institutional Class Shares
Six Months Ended April 30, 2010 (Unaudited) (d)	$1.00	–	–	–	–	–		$1.00	0.00%		$1,403,939,852	0.29%	0.00%	0.53%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	–		$1.00	0.21%		$1,609,662,042	0.56%	0.23%	0.61%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(e)	$1.00	2	.73%(f)	$1,950,048,945	0.55%	2.64%	0.55%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	5.01%		$1,464,958,334	0.51%	4.90%	0.51%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–		$1.00	4.40%		$1,271,826,097	0.54%	4.32%	0	.54%(g)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	–		$1.00	2.41%		$1,525,486,972	0.55%	2.40%	0	.55%(g)

Service Class Shares
Six Months Ended April 30, 2010 (Unaudited) (d)	$1.00	–	–	–	–	–		$1.00	0.00%		$6,604,574	0.29%	0.00%	0.93%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	–		$1.00	0.15%		$9,285,856	0.63%	0.18%	0.97%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(e)	$1.00	2	.57%(f)	$12,482,591	0.70%	2.53%	0.75%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	4.82%		$8,960,588	0.74%	4.67%	0.79%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–		$1.00	4.17%		$9,900,895	0.75%	4.14%	0.80%
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	–		$1.00	2.21%		$6,709,751	0.75%	2.30%	0.88%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	The amount is less than $0.005 per share.
(f)	Includes payment from the Investment Adviser, which increased total return by 0.26% (Note 3).
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2010 Semiannual Report 49

Notes to Financial Statements
April 30, 2010 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2010, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Growth Fund (“Growth”)
-	Nationwide Fund (“Nationwide”)
-	Nationwide Money Market Fund (“Money Market”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Prices are taken from the primary market or exchange in which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments of Money Market are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security.

50 Semiannual Report 2010

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees.

The fair value of securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following among others: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. When fair-value pricing is employed, the prices of securities may differ from quoted or published prices for the same securities. Fair valuation of portfolio securities may occur on a daily basis.

The Funds are subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities and other investments are not intended to indicate the risk associated with investing in those securities and investments.

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2010:

Growth*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$139,031,252	$—	$—	$139,031,252
Mutual Fund	3,842,655	—	—	3,842,655
Repurchase Agreement	—	364,084	—	364,084

Total	$142,873,907	$364,084	$—	$143,237,991

2010 Semiannual Report 51

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

Nationwide*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$766,655,408	$—	$—	$766,655,408
Mutual Funds	14,882,201	—	—	14,882,201
Repurchase Agreements	—	7,768,955	—	7,768,955

Total	$781,537,609	$7,768,955	$—	$789,306,564

Money Market*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Certificates of Deposit	$—	$287,473,241	$—	$287,473,241
Commercial Paper	—	1,153,102,931	—	1,153,102,931
Corporate Bonds	—	16,845,481	—	16,845,481
Medium Term Notes	—	39,752,733	—	39,752,733
Mutual Funds	198,421,718	—	—	198,421,718
Sovereign Bond	—	1,573,958	—	1,573,958
U.S. Government Mortgage Backed Agencies	—	365,936,815	—	365,936,815

Total	$198,421,718	$1,864,685,159	$—	$2,063,106,877

Amounts designated as “—” are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Funds may be unable to recover the full amount it paid under the repurchase agreements. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Securities Lending

To generate additional income, each Fund, with the exception of Money Market, may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions.

52 Semiannual Report 2010

The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Funds. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2010, the Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Growth	$343,727	$364,084

Nationwide	7,548,709	7,768,955

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Money Market, and are declared and paid quarterly for Growth and Nationwide. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(f)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds are subject to the provisions of ASC 740, “Income Taxes”. In July 2006, the FASB amended ASC 740-10. ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is

2010 Semiannual Report 53

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Fund management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Funds’ current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each Fund, income, Fund expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the subadviser of each of the Funds as noted below and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of each subadviser.

The subadviser for each Fund is as follows:

Fund	Subadviser

Growth	Aberdeen Asset Management, Inc. (“Aberdeen”)

Nationwide	Aberdeen

Money Market	Federated Investment Management Company (“Federated”)

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the six months ended April 30, 2010, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total Fees
Fund	Fee Schedule	(Annual Rate)

Growth and Nationwide	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%

Money Market	Up to $1 billion	0.40%
	$ 1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	On $5 billion and more	0.34%

54 Semiannual Report 2010

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $1,672,010 for the six months ended April 30, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits Money Market’s and Growth’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding the amounts listed in the table below until at least February 28, 2011:

		Amount
Fund	Classes	(Annual Rate)

Money Market	Prime	0.59%
	Institutional Class	0.59%
	Service Class (a)	0.59%

Growth (b)	Class A	1.12%
	Class B	1.12%
	Class C	1.12%
	Class D	1.12%
	Class R2	1.12%
	Institutional Service Class	1.12%
	Institutional Class	1.12%

(a)	In addition, with respect to Service Class Shares, the Money Market Fund’s Operating Expenses are limited to 0.75%, including the class’s Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Service Plan.
(b)	Effective March 1, 2010, the Fund Operating Expenses of the Growth Fund are limited to 1.12%.

NFA may request and receive reimbursement from Money Market and Growth Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA.

As of April 30, 2010, the cumulative potential reimbursements of the following Fund, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

	Fiscal Year	Six Months Ended
	2009	April 30, 2010
Fund	Amount	Amount

Growth	N/A	–
Money Market	$188	$1,237

N/A — Not Applicable
— Amounts designated as “–” are zero or have been rounded to zero.

NFA has committed to limit its actual recoupment to 50% (of the amounts shown above) of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning March 11, 2010.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. For the period ended April 30, 2010, pursuant to a Fund Administration and Transfer Agency Agreement, fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated

2010 Semiannual Report 55

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion and more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

In addition, the Funds also pay out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees (“Networking Fees”) paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders (“beneficial accounts”). Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, the Networking Fees range from $6 to $20 per beneficial account per year.

See “Subsequent Events note 10” below for information on fund administration and transfer agency arrangements for the Funds after April 30, 2010.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. The Funds did not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class D, Class R2 (formerly Class R), Prime Shares, Service Class and Institutional Service Class shares of each of the Funds, as applicable.

56 Semiannual Report 2010

For the six months ended April 30, 2010, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

Growth	$6,010

Nationwide	210,774

Money Market	—

— Amounts designated as “–” are zero or have been rounded to zero.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2010, the Funds’ portion of such costs amounted to $15,083.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R2	Service Class
Fund	Shares	Shares	Shares	Shares	Shares

Growth	0.25%	1.00%	1.00%	0.50%	N/A

Nationwide	0.25%	1.00%	1.00%	0.50%	N/A

Money Market	N/A	N/A	N/A	N/A	0.15%

N/A — Not Applicable

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2010, NFD received commissions of $68,745 from front-end sales charges of Class A and Class D shares and from CDSCs from Class B and Class C shares of the Funds, of which $60,516 was re-allowed to affiliated broker-dealers of the Funds.

During the six months ended April 30, 2010, NFA voluntarily waived investment advisory fees payable by Money Market in an amount equal to $2,529,507. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Money Market in an amount equal to $5,458. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Prime shares and Service Class shares of Money Market in an amount equal to $378,046. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

2010 Semiannual Report 57

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

4. Redemption Fees

The Funds (except for Money Market) assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within thirty calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund class and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through automatically reinvested dividends or capital gains.

For the six months ended April 30, 2010, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

						Institutional	Institutional
Fund	Class A	Class B	Class C	Class D	Class R2	Service Class	Class

Growth	$18	$1	$—	$309	$—	$—	$—

Nationwide	1,616	17	—	163	—	N/A	—

For the year ended October 31, 2009, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

						Institutional	Institutional
Fund	Class A	Class B	Class C	Class D	Class R2	Service Class	Class

Growth	$427	$9	$520	$436	$—	$—	$—

Nationwide	308	72	—	1,389	—	N/A	8

Amounts designated as “—” are zero or have been rounded to zero.
N/A — Not Applicable

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.14% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

58 Semiannual Report 2010

6. Investment Transactions

For the six months ended April 30, 2010, purchases of and sales (excluding short-term securities) were as follows:

Fund	Purchases	Sales

Growth	$71,118,619	$77,975,776

Nationwide	191,436,827	199,849,298

For the six months ended April 30, 2010, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales

Money Market	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Other

As of April 30, 2010, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

	% of	Number of
Fund	Shares	Accounts

Nationwide	27.70%	2

Money Market	77.27	3

9. Federal Tax Information

As of April 30, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Growth	$124,591,246	$20,114,740	$(1,467,995)	$18,646,745

Nationwide	682,037,005	122,439,921	(15,170,362)	107,269,559

Money Market	2,063,106,877	—	—	—

Amounts designated as “—” are zero or have been rounded to zero.

10. Subsequent Events

Effective May 1, 2010, the Trust entered into a new Joint Fund Administration and Transfer Agency Agreement with NFM. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to its

2010 Semiannual Report 59

Notes to Financial Statements (Continued)
April 30, 2010 (Unaudited)

sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust. In addition, the Trust pays out-of-pocket-expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided fees for these services may range from $6 to $30 per customer per year.

60 Semiannual Report 2010

Supplemental Information
April 30, 2010 (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment adviser and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On January 21, 2010, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 21, 2010 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the January 21, 2010 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including: (i) reports from Lipper Inc. describing, on a fund-by-fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2009) compared with performance groups and performance universes created by Lipper of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2009) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review” and/or on the “watch list,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2009, (v) information from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) the results of an expense and performance screening template designed by the Adviser to identify Funds whose expenses and/or performance may require greater scrutiny, and (viii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 21, 2010 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft

2010 Semiannual Report 61

Supplemental Information
April 30, 2010 (Unaudited) (Continued)

dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the January 21, 2010 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions prior to the contract approval meeting of the Board of Trustees to be held on March 10, 2010.

At the March 10, 2010 meeting of the Board, the Board received and considered information provided by the Adviser in follow-up from the January 21, 2010 Board meeting. After consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, based on their conclusion that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance, and for the reasons set forth in the following section, the Trustees concluded unanimously to renew the Advisory Agreements.

Nationwide Growth Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by Nationwide Fund Advisors (“NFA”), the Fund’s Adviser, and Aberdeen Asset Management Inc., the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that, for each of the one-, three-, and five-year periods ended September 30, 2009, the Fund’s performance for Class A shares was in the third, first, and second quintiles, respectively, of its Peer Group, and that for the one-year period ended September 30, 2009, the Fund’s performance for Class A shares was at the median of its Peer Group. The Trustees also noted that the Fund outperformed its benchmark, the Russell 1000 Growth Index, for each of these periods.

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Class A shares were both in the first quintile of its Peer Group. The Trustees also noted that while the Fund’s total expenses for Class A shares were in the fourth quintile of its Peer Group, such expenses were only ten basis points higher than the median. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the breakpoints included in the Fund’s investment advisory fee schedule are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Aberdeen Asset Management Inc., the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that, for each of the one- and five-year periods ended September 30, 2009, the Fund’s performance for Class A shares was in the fifth quintile of its Peer Group, while for the three-year period ended September 30, 2009, the Fund’s performance for Class A shares was in the fourth quintile of its Peer Group. The Trustees also noted that, for each period, the Fund underperformed its benchmark, the S&P 500® Index. The Trustees noted that the Fund has been on the watch list since the fourth quarter of 2008. The Trustees indicated that the Fund’s underperformance for the one-year period ended September 30, 2009 was due in large part to the period during the fourth quarter of 2008 before a portfolio manager had been replaced. The Trustees noted that the Fund’s performance had improved

62 Semiannual Report 2010

significantly under the new team, noting that it was 186 basis points above its benchmark for the first six months of 2009.

The Trustees noted that the Fund’s contractual advisory fee, actual advisory fee, and total expenses for Class A shares were in the second quintile of its Peer Group. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees also noted that the advisory fee schedule included breakpoints, and that the first breakpoint has been reached.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Money Market Fund

After noting that Federated Investment Management Company (“Federated”) began managing the Fund in April 2009, the Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Federated, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. The Trustees noted that the Fund’s performance for Prime shares was in the fifth quintile of its Peer Group and the fourth, third, and second quintiles of its Peer Universe for the one-, three-, and five-year periods ended September 30, 2009, respectively. The Trustees noted that for each period, the Fund underperformed its benchmark, the iMoneyNet First Tier Retail Index.

The Trustees noted that the Fund’s contractual advisory fee for Prime shares was in the third quintile and slightly above the median of its Peer Group, and that the Fund’s actual advisory fee was in the fourth quintile of its Peer Group. The Trustees also noted that the Fund’s total expenses were in the fifth quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees) and an advisory fee waiver. The Trustees then noted that current market conditions had increased the time and resources dedicated to supporting the Money Market Funds. The Trustees also noted that NFA had established significant fee waivers, which amounted to over $3.8 million for the Nationwide Money Market Fund and the NVIT Money Market Fund, due to the low interest rate environment. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. With respect to economies of scale, the Trustees indicated that the advisory fee schedule includes breakpoints, and that the second breakpoint has been reached.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory Agreement with respect to the Fund should be renewed.

2010 Semiannual Report 63

Management Information
April 30, 2010 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	86	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	86	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Retired. Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	86	None

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC (management consulting company) from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	86	None

64 Semiannual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	86	None

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	86	None

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	86	None

2010 Semiannual Report 65

Management Information (Continued)
April 30, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	86	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

66 Semiannual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

	Position(s) Held		Number of
	with Fund		Portfolios in Fund
Name	and Length of	Principal Occupation(s)	Complex Overseen	Other
and Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide Funds
Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President
and Chief Operating Officer of Nationwide Funds Group. From February 2008-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.
			N/A	N/A

Joseph Finelli 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial
Officer and Vice President of
Investment Accounting for Nationwide
Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Semiannual Report 67

Management Information (Continued)
April 30, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 (Continued)

	Position(s) Held		Number of
	with Fund		Portfolios in Fund
Name	and Length of	Principal Occupation(s)	Complex Overseen	Other
and Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Directorships Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and
Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and
Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Director of Economic and Risk Analysis Lab of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

68 Semiannual Report 2010

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P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2010 Nationwide Funds Group.
All rights reserved.

SAR-CORE2 6/10

Item 2. Code of Ethics.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.
Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.
Item 3. Audit Committee Financial Expert.
(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.
(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).
(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.
Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.
Item 4. Principal Accountant Fees and Services.
     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.
(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR § 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.
Item 6. Investments.
(a)	File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested; and

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing. This Item 6(b) shall terminate one year after the date on which the provisions of Section 4 of the Sudan Accountability and Divestment Act of 2007 terminate pursuant of Section 12 of the Act.
The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.
Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Company.
If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.
Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).
Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.
Item 10. Submission of Matters to a Vote of Security Holders.
Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.
The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concerned the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.
{NOTE — THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}
Item 11. Controls and Procedures.
(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).
Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.
Not Applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.
Certifications pursuant to Rule 30a-2(b) are furnished herewith.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli

	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	June 25, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael S. Spangler

	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	June 25, 2010

By (Signature and Title)	/s/ Joseph A. Finelli

	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	June 25, 2010
     • Print the name and title of each signing officer under his or her signature.